UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4603

Thrivent Series Fund, Inc.

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

Rebecca A. Paulzine

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-5168

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1.	Report to Stockholders

Dear Member:

The financial markets turned in a strong performance in 2012, with virtually every asset class generating positive returns. In this letter, I will provide a brief review of the period, as well as our outlook for the coming year.

Economic Review

The U.S. economy continued to grow at a moderate pace in 2012, aided by the Federal Reserve’s policy of keeping interest rates at extraordinarily low levels to stimulate spending and lower borrowing costs.

While the economy’s gains were sufficient to encourage optimists, they were not enough to put the 2007-2009 recession finally and fully in the rearview mirror. The nation’s gross domestic product (GDP) has been growing at about a 2% average annual rate over the past three years. That is about half the rate that would be needed to close, in a three-year period, the gap between what the economy is producing and what it could be producing if the recession had not occurred.

Economic activity did accelerate in the third quarter of last year, according to the Commerce Department’s Bureau of Economic Analysis, with GDP rising at a revised annual rate of 3.1%, up from 2.0% and 1.3% in the first and second quarters, respectively. This marked the 13th consecutive quarter of economic growth, with third-quarter gains driven largely by higher levels of personal consumption spending along with improvements in private inventory investment, federal government spending, residential fixed investment and exports.

Still, progress on the unemployment front remained muted. By December 2012 the unemployment rate stood at 7.8%, according to the early estimate from the Bureau of Labor Statistics, down only modestly from 8.5% a year earlier. The economy has replaced only about half the 8.4 million jobs lost during the 2007-2009 recession, prompting many Americans to feel like the U.S. is still mired in a downturn even though technically it is not.

Contributing to the lackluster employment picture was the continued reluctance of businesses to invest in their operations. Usually one of the main drivers of economic growth during a recovery, domestic investment shrank dramatically in 2012. Business leaders blamed uncertainty about the direction of federal tax and spending policy heading into the 2012 presidential election, and uncertainty about whether the health care mandates required by the Patient Protection and Affordable Care Act would be implemented if Republicans regained control of the White House.

Even in the month after President Obama’s reelection, the outlook on fiscal policy remained cloudy; it was not until the first week of January 2013 that Congress and the White House signed off on an agreement to avoid part of the so-called fiscal cliff—the package of tax increases and automatic spending cuts that began to take effect on January 1, 2013. Even that agreement was seen as a stopgap measure since it failed to deliver the comprehensive tax reform many business leaders say they want and only postponed the automatic spending cuts for two months.

Economic conditions in Europe and China were not helpful to the U.S. economy for most of 2012. Both regions are important to the U.S., because many U.S. companies depend upon them for a significant portion of their sales and profits. Parts of Europe slipped into a recession last year. China grew strongly by international standards, even accelerating in the fourth quarter, when its GDP expanded at a 7.9% rate year-over-year. Still, that was slow in comparison to the 10% gains it has averaged over most of the past three decades.

Market Review

Stock and bond markets both performed well in 2012, bolstered by relatively strong corporate profits and the Federal Reserve’s accommodative monetary stance.

The S&P 500, an index of large-company stocks, posted a total return of 16.00%. The Russell 2000® Index, which tracks small-company shares, generated a total return of 16.35%. Value stocks—those perceived to be trading below their intrinsic worth based on their sales, profits, dividends and other fundamental factors—generally outperformed growth stocks, with investors apparently concluding that value stocks would perform better if the economy took a turn for the worse. Dividend-paying stocks also did well, attracting not only equity investors but fixed-income investors looking for new sources of income. The S&P 500 Dividend Aristocrats Index posted a total return of 16.94%.

Despite the concerns in Europe and China, international stocks posted double-digit returns in both developed and emerging markets, with most of the gains coming in the second half of the year. The MSCI All Country World Index, excluding the U.S., generated a total return of 17.39%, while the MSCI Emerging Markets Index, which focuses on developing countries, returned 18.63%. Contributing to investor enthusiasm, especially in the fourth quarter, were these factors: bond-buying programs undertaken by the European Central Bank to reduce borrowing costs in Europe; the return to power of the Liberal Democratic Party in Japan, which is expected to pursue a policy of fiscal stimulus in that country; and a perception that China’s economy was stabilizing.

In the fixed-income markets, the Fed’s accommodative monetary policy was favorable for bonds across the credit spectrum. High-yield bonds were standout performers, as strong corporate profits depressed default risk and emboldened investors eager to take advantage of the high yields those bonds were offering relative to investment-grade securities. While the broad Barclays U.S. Aggregate Bond Index generated a total return of 4.22%, the Barclays U.S. Corporate High Yield Bond Index posted a total return of 15.81%.

U.S. Treasury bonds and short-term securities generated modest results for the year. The Barclays Long-Term Treasury Index returned 3.56%, the Barclays Government/Credit 1-3 Year Bond Index returned 1.26%, and money market funds, as measured by the Lipper Money Market Funds category, returned 0%.

Our Outlook

The U.S. economy may no longer be in a recession, but it remains in the shadow of one, and we expect that to present a challenge to financial markets in 2013—especially if, as is widely expected, corporate profits begin to soften as productivity gains slow. Economists on average have been forecasting GDP growth of about 2% for the year. Our assessment of leading economic indicators suggests there is at least a chance that growth could come in higher, perhaps in the 2.5% to 3% range. Among the encouraging signals are improving fundamentals in the housing sector, which last year saw home prices rise, housing starts increase and foreclosures decrease. Although housing accounts for a relatively small portion of the GDP, its ripple effects give it an outsized impact on the economy. A positive trend in the ratio of household debt to disposable income also bodes well for economic improvement.

Even if the economy does better than expected, however, financial assets will have a difficult time matching the returns they delivered in 2012. In the fixed-income markets, especially, valuations were so high at the beginning of 2013, and yields so low, that it would be mathematically impossible for a repeat performance absent some extraordinary development. The Fed, for its part, has expressed commitment to its expansive monetary policy. It has said it plans to keep interest rates low until the unemployment rate falls to 6.5%, or until core inflation reaches 2.5%. Neither appears likely to happen in 2013.

In the stock market, prices have recovered much of what they lost during the 2007-2009 downturn. They remain below their pre-crash peak, though, and continue to exhibit high levels of volatility. Their attractive valuations—price-to-earnings ratios remain moderate—suggest that stocks should be able to generate returns in the mid to low single digits.

The ultimate performance of the stock market in the year ahead—and to some extent the performance of the bond market—will depend to a large degree on how much success Congress and the president have in crafting long-term tax and spending policies that begin to address our annual deficits and growing federal debt.

Businesses and investors had been hoping last year’s presidential election would bring new accord to Washington and greater clarity on this front, but the outcome produced little change, at least on the surface. Democrats retained control of the White House and the Senate, while Republicans retained control of the House of Representatives.

The good news is that the economy has plenty of room to grow if Washington is able to reach agreement on a responsible fiscal plan. Doing so would erase much of the uncertainty that has been constraining business investment, which in turn could lead to a surge in stock prices. The challenge for investors will be to ride out the uncertainty and market volatility that is likely to persist until and if such a resolution materializes.

If you are uncertain about how your portfolio is positioned to weather the months ahead, we encourage you to meet with your Thrivent Financial representative. He or she can help you set an asset allocation policy and choose investments that are appropriate for your goals and your tolerance for risk.

As always, thank you for the trust you have placed in our team of professionals at Thrivent Financial.

Sincerely,

Russell W. Swansen

President

Thrivent Series Fund, Inc.

Thrivent Aggressive Allocation Portfolio

Russell W. Swansen, David C. Francis, CFA and Mark L. Simenstad, CFA, Portfolio Co-Managers

The Portfolio seeks long-term capital growth.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return, given its allocation to equity securities. Another risk of investing in the Portfolio is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2012?

Thrivent Aggressive Allocation Portfolio earned a return of 12.25%, compared with the median return of its peer group, the Lipper Multi Cap Core category, of 15.02%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, earned returns of 16.00% and 4.22%, respectively.

What factors affected the Portfolio’s performance?

Performance in the Portfolio was limited by a combination of asset allocation decisions as well as security selection impacts in some of the equity portfolios. Fixed-income results were either in line with or ahead of their respective performance benchmarks.

A key factor in the Portfolio’s relative results versus our peers and the S&P 500 Index was the performance of our small- and mid-cap stock managers. These groups underperformed their respective benchmarks. They had a modest exposure to commodities through holdings in select energy and coal companies, and that group did not keep pace with the broad equity market. Also, early in the period, the Portfolio was underweighted in its target equity exposure, which limited results as equities performed well in the first two months of the year.

Non-U.S. equity exposure in Thrivent Partner Worldwide Allocation Portfolio saw a sharp recovery in the second half, which helped Thrivent Aggressive Allocation Portfolio’s performance, as policymakers committed to support financial assets through aggressive monetary actions.

A final factor was the Portfolio’s exposure to fixed income, which averaged 9% over the period. Our fixed-income managers and assets performed well relative to their categories, but most of the fixed-income asset classes did not keep pace with domestic equity markets. The exception was our holding in the high-yield category which, in fact, performed in line with the S&P 500 Index.

What is your outlook?

Although fiscal and policy risks remain high, monetary authorities have expressed an interest or acted in unconventional ways to support the economic expansion and asset prices. For domestic stocks, we believe that earnings will continue to be the key driver. Profit margins seem unusually high and further expansion is unlikely to be a driver of above-average earnings growth going forward. While equity valuations are not high, they are full and require continued progress in resolving fiscal issues both domestically and abroad without impairing what most would agree is a below-average recovery.

The challenge for the markets will be to continue to perform well in an environment characterized by unusually active policy choices and uneven growth. We are modestly optimistic that will be the case, but remain alert for changes in the environment.

Portfolio Facts

As of December 31, 2012

Net Assets	$608,188,473
NAV	$12.15
NAV - High†	3/26/2012 - $12.73
NAV - Low†	6/25/2012 - $10.97
Number of Holdings: 410
† For the year ended December 31, 2012

Average Annual Total Returns1

As of December 31, 2012

1-Year	5-Year	From Inception 4/29/2005
12.25%	0.77%	5.23%

*	The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower.

The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Moderately Aggressive Allocation Portfolio

Russell W. Swansen, David C. Francis, CFA and Mark L. Simenstad, CFA, Portfolio Co-Managers

The Portfolio seeks long-term capital growth.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return, given its allocation to equity securities. Another risk of investing in the Portfolio is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2012?

Thrivent Moderately Aggressive Allocation Portfolio earned a return of 12.87%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth category, of 13.46%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, earned returns of 16.00% and 4.22%, respectively.

What factors affected the Portfolio’s performance?

Performance in the Portfolio was limited by a combination of asset allocation decisions as well as security selection impacts in some of the equity portfolios. Fixed-income results were either in line with or ahead of their respective performance benchmarks.

A key factor in the Portfolio’s relative results versus our peers and the S&P 500 Index was the performance of our small- and mid-cap stock managers. These groups underperformed their respective benchmarks. While they had a modest exposure to commodities through holdings in select energy and coal companies, that group did not keep pace with the broad equity market. Also, early in the period, the Portfolio was underweighted in its target equity exposure, which limited results as equities performed well in the first two months of the year.

Non-U.S. equity exposure in Thrivent Partner Worldwide Allocation Portfolio saw a sharp recovery in the second half, which helped the Portfolio’s performance, as policymakers committed to support financial assets through aggressive monetary actions.

A final factor was the Portfolio’s exposure to fixed income, which averaged approximately 24% over the period. Our fixed-income managers and assets performed well relative to their categories, but most of the fixed-income asset classes did not keep pace with domestic equity markets. The exception was our holding in the high-yield category which, in fact, performed in line with the S&P 500 Index.

What is your outlook?

Although fiscal and policy risks remain high, monetary authorities have expressed an interest or acted in unconventional ways to support the economic expansion and asset prices. For domestic stocks, we believe that earnings will continue to be the key driver. Profit margins seem unusually high and further expansion is unlikely to be a driver of above-average earnings growth going forward. While equity valuations are not high, they are full and require continued progress in resolving fiscal issues both domestically and abroad without impairing what most would agree is a below-average recovery.

The challenge for the markets will be to continue to perform well in an environment characterized by unusually active policy choices and uneven growth. We are modestly optimistic that will be the case, but remain alert for changes in the environment.

Portfolio Facts

As of December 31, 2012

Net Assets	$3,055,990,379
NAV	$12.31
NAV - High†	12/20/2012 - $12.39
NAV - Low†	6/25/2012 - $11.17
Number of Holdings: 831
† For the year ended December 31, 2012

Average Annual Total Returns1

As of December 31, 2012

1-Year	5-Year	From Inception 4/29/2005
12.87%	1.81%	5.38%

*	The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Moderate Allocation Portfolio

Russell W. Swansen, David C. Francis, CFA and Mark L. Simenstad, CFA, Portfolio Co-Managers

The Portfolio seeks long-term capital growth while providing reasonable stability of principal.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. The Portfolio generally has significant exposure to both equity and debt securities, so underperformance in either the equity or debt markets can have a material adverse effect on the Portfolio’s total return. Another risk of investing in the Portfolio is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2012?

Thrivent Moderate Allocation Portfolio earned a return of 11.72%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate category, of 11.28%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, earned returns of 16.00% and 4.22%, respectively.

What factors affected the Portfolio’s performance?

Performance in the Portfolio was lifted by a combination of asset allocation decisions but limited by security selection impacts in some of the equity portfolios. Fixed-income results were either in line with or ahead of their respective performance benchmarks.

A key factor in the Portfolio’s relative results versus our peers and the S&P 500 Index was the performance of our small- and mid-cap stock managers. These groups underperformed their respective benchmarks. While they had a modest exposure to commodities through holdings in select energy and coal companies, that group did not keep pace with the broad equity market. Also, early in the period, the Portfolio was underweighted in its target equity exposure, which limited results as equities performed well in the first two months of the year. We were concerned that a lack of progress on fiscal and policy issues, both in Europe and domestically, would impair the recovery and negatively impact risk assets. While those uncertainties remain, monetary authorities have taken steps that, at least in the short term, have supported risk asset prices at levels that would unlikely have been achieved otherwise.

Non-U.S. equity exposure, primarily though our holdings in Thrivent Partner Worldwide Allocation Portfolio, lagged domestically invested assets early in the period; however, it saw a sharp recovery in the second half, which helped the Portfolio’s performance, as policymakers committed to support financial assets through aggressive monetary actions.

A final factor was the Portfolio’s allocation to fixed income, which averaged approximately 45% over the period. Our fixed-income managers and assets performed well relative to their categories, but most of the fixed-income asset classes did not keep pace with domestic equity markets. The exception was our holding in the high-yield category which, in fact, performed in line with the S&P 500 Index.

What is your outlook?

Fiscal and policy risks remain high, but monetary authorities have expressed an interest or acted in unconventional ways to support the economic expansion and asset prices. In the absence of a severe policy mistake, risk asset prices are likely to see further advances, but at a more moderate pace versus earlier in the recovery.

The challenge for the markets will be to continue to perform well in an environment characterized by unusually active policy choices and uneven growth. We are modestly optimistic that will be the case, but remain alert for changes in the environment.

Portfolio Facts

As of December 31, 2012

Net Assets	$5,337,936,266
NAV	$12.28
NAV - High†	12/20/2012 - $12.33
NAV - Low†	6/25/2012 - $11.33
Number of Holdings: 839
† For the year ended December 31, 2012

Average Annual Total Returns1

As of December 31, 2012

1-Year	5-Year	From Inception 4/29/2005
11.72%	2.88%	5.51%

*	The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Moderately Conservative Allocation Portfolio

Russell W. Swansen, David C. Francis, CFA and Mark L. Simenstad, CFA, Portfolio Co-Managers

The Portfolio seeks long-term capital growth while providing reasonable stability of principal.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods The Portfolio generally has significant exposure to both equity and debt securities, so underperformance in either the equity or debt markets can have a material adverse effect on the Portfolio’s total return. Another risk of investing in the Portfolio is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2012?

Thrivent Moderately Conservative Allocation Portfolio earned a return of 9.59%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative category, of 8.83%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, earned returns of 16.00% and 4.22%, respectively.

What factors affected the Portfolio’s performance?

Performance in the Portfolio was lifted by a combination of asset allocation decisions but limited by security selection impacts in some of the equity portfolios. Fixed-income results were either in line with or ahead of their respective performance benchmarks.

A key factor in the Portfolio’s relative results versus our peers and the S&P 500 Index was the performance of our small- and mid-cap stock managers. These groups underperformed their respective benchmarks. While they had a modest exposure to commodities through holdings in select energy and coal companies, that group did not keep pace with the broad equity market. Also, early in the period, the Portfolio was underweighted in its target equity exposure, which limited results as equities performed well in the first two months of the year. We were concerned that a lack of progress on fiscal and policy issues, both in Europe and domestically, would impair the recovery and negatively impact risk assets. While those uncertainties remain, monetary authorities have taken steps that, at least in the short term, have supported risk asset prices at levels that would unlikely have been achieved otherwise.

Non-U.S. equity exposure, primarily though our holdings in Thrivent Partner Worldwide Allocation Portfolio, lagged domestically invested assets early in the period; however, it saw a sharp recovery in the second half, which helped the Portfolio’s performance, as policymakers committed to support financial assets through aggressive monetary actions.

A final factor was the Portfolio’s allocation to fixed income, which averaged approximately 65% over the period. Our fixed-income managers and assets performed well relative to their categories, but most of the fixed-income asset classes did not keep pace with domestic equity markets. The exception was our holding in the high-yield category which, in fact, performed in line with the S&P 500 Index.

What is your outlook?

Although fiscal and policy risks remain high, monetary authorities have expressed an interest or acted in unconventional ways to support the economic expansion and asset prices. In the absence of a severe policy mistake, risk asset prices are likely to see further advances, but at a more moderate pace versus earlier in the recovery.

The challenge for the markets will be to continue to perform well in an environment characterized by unusually active policy choices and uneven growth. We are modestly optimistic that will be the case, but remain alert for changes in the environment.

Portfolio Facts

As of December 31, 2012

Net Assets	$2,920,323,466
NAV	$12.07
NAV - High†	12/20/2012 - $12.09
NAV - Low†	1/4/2012 - $11.33
Number of Holdings: 783
† For the year ended December 31, 2012

Average Annual Total Returns1

As of December 31, 2012

1-Year	5-Year	From Inception 4/29/2005
9.59%	3.54%	5.22%

*	The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Technology Portfolio

Subadvised by Goldman Sachs Asset Management, L.P.

Thrivent Partner Technology Portfolio seeks long-term growth of capital.

The Portfolio primarily invests in securities of technology-related companies. As a consequence, the Portfolio may be subject to greater price volatility than a portfolio investing in a broad range of industries. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2012?

Thrivent Partner Technology Portfolio earned a return of 21.09%, compared with the median return of its peer group, the Lipper Science & Technology category, of 12.14%. The Portfolio’s market benchmark, the NASDAQ Composite Index, earned a return of 17.75%.

What factors affected the Portfolio’s performance?

Rackspace Hosting, a leading provider of hosting and cloud computing services, contributed to performance during the year. Rackspace Hosting runs data centers in the cloud for many companies whose core competency resides outside of managing their own data centers. The company’s service essentially saves businesses time and resources that can be more efficiently allocated toward core growth initiatives.

Equinix, a leading data center solutions company, also contributed to returns during the year, as did Salesforce.com, a leading provider of enterprise cloud computing applications, due to secular trends toward outsourced IT services. Rovi, a company that holds patents on interactive program guides (IPGs) for video delivery services and devices, detracted from relative performance during the year, as did Facebook, Inc. While Facebook delivered in-line second quarter earnings on a strong increase in ad revenue, payments revenue growth was challenged and a large amount of insider selling, due to the expiration of the lockup, caused material weakness in the stock throughout the year. NetApp, a developer of data storage hardware and software for enterprise clients, detracted from performance during the year as enterprise IT spending was generally soft.

What is your outlook?

Corporate balance sheets remain strong, which we believe gives companies the flexibility needed to generate shareholder value, even in a slow-growth economic environment. The S&P 500 Index is trading below its 20-year historical average forward price-to-earnings multiple, and we believe its dividend yield is attractive relative to the yield on the 10-year U.S. Treasury bond. However, we recognize that fiscal policy may lead to a drag on economic growth over the short term, and that the Federal Reserve Board’s additional monetary measures may not fully offset the impact.

Throughout this environment, our time-tested investment process and philosophy—buying high-quality growth franchises trading at reasonable valuations—remains unchanged. Our research-intensive bottom-up fundamental approach leverages our team’s industry expertise to identify well-positioned companies that we believe are mispriced. We construct the Portfolio around businesses that we believe should generate long-term growth for shareholders through their exposure to secular growth trends, rather than short-term events, such as political outcomes or macroeconomic expectations.

Portfolio Facts

As of December 31, 2012

Net Assets	$35,497,686
NAV	$7.51
NAV- High†	9/14/2012 - $7.73
NAV - Low†	1/4/2012 - $6.23
Number of Holdings: 39
† For the year ended December 31, 2012

Average Annual Total Returns1

As of December 31, 2012

1-Year	5-Year	10-Year
21.09%	1.32%	7.26%

*	The NASDAQ Composite Index is a market capitalization-weighted index of all domestic and foreign securities listed on the NASDAQ Stock Exchange. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Healthcare Portfolio

Subadvised by Sectoral Asset Management, Inc.

Thrivent Partner Healthcare Portfolio seeks long-term capital growth.

The Portfolio’s investments are concentrated in issuers in the health care industry; therefore, the Portfolio is more vulnerable to price changes in the securities of issuers in this industry and factors specific to this industry than a more broadly diversified portfolio. In addition, as a non-diversified portfolio, the Portfolio is susceptible to the risk that events affecting a particular issuer will significantly affect the Portfolio’s performance. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2012?

Thrivent Partner Healthcare Portfolio earned a return of 20.68%, compared with the median return of its peer group, the Lipper Health/Biotechnology category, of 20.75%. The Portfolio’s market benchmark, the Morgan Stanley Capital International (MSCI) World Healthcare Index, earned a return of 17.54%.

What factors affected the Portfolio’s performance?

Over the last 12 months, the Portfolio benefited from strong stock selection. Strong returns were generated by pharmaceuticals Eli Lilly and Roche, biotech companies Onyx, Gilead and Ariad, medtech holdings Covidien and Edwards Lifesciences, and generics holdings Aspen Pharmacare and Mylan. The key detractors were biotech Intermune and medtech EOS Imaging.

What is your outlook?

Health care should continue to perform well over the medium term. Pharmaceuticals with meaningful generic hedges (e.g., biologics exposure, devices, etc.), significant exposure to emerging markets, and developing pipelines offer the most attractive investment opportunities. The group is trading at 12 times expected 2013 earnings with a 3.8% dividend yield.

In biotech, earnings are expected to grow at 20% while the industry pipeline is expected to advance. Recent approvals of a number of treatments and pharmaceuticals and pipeline progress toward development and approval of additional medical advancements should position the industry for accelerating top- and-bottom-line growth, driving further upside over the medium to long term. In the short run, however, some profit taking cannot be excluded, given the sector’s recent strong run. Valuations now stand at a median of 17 times the expected 2013 earnings per share and 5.5 times expected 2013 sales.

For generics, we expect companies based in emerging pharmaceutical markets to continue performing well, benefiting from strong domestic growth driven mainly by branded generics. Japan, a potentially huge market for generics that is currently not well-penetrated, is showing some signs of progress, but more political support is still needed. The industry remains attractively valued at 11 times expected 2013 earnings, with projected sales and earnings growth of 15% annually over the next five years.

Medtechs, trading at a median of 14 times expected 2013 earnings, are anticipated to continue to grow, led by companies developing products offering significant innovations with marked improvements over current treatment practices.

Portfolio Facts

As of December 31, 2012

Net Assets	$25,222,717
NAV	$13.39
NAV - High†	10/5/2012 - $13.78
NAV - Low†	1/4/2012 - $11.36
Number of Holdings: 39
† For the year ended December 31, 2012

Average Annual Total Returns1

As of December 31, 2012

1-Year	From Inception 4/30/2008
20.68%	7.96%

*	The MSCI World Healthcare Index (Gross) is a capitalization-weighted index of selected health care stocks from around the world. The index includes reinvestment of dividends, gross of foreign withholding taxes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The MSCI World Healthcare Index (Net) is a capitalization-weighted index of selected health care stocks from around the world. The index includes reinvestment of dividends, net of foreign withholding taxes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The Adviser believes that this Index is a more appropriate benchmark for the Portfolio. Thus, the MSCI World Healthcare Index (Gross) will not be shown in shareholder reports of the Portfolio for fiscal periods ended December 31, 2014 and beyond (unless the Adviser changes back to this benchmark index).
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Natural Resources Portfolio

David C. Francis, CFA and Darren M. Bagwell, CFA, Portfolio Co-Managers

Thrivent Natural Resources Portfolio seeks long-term capital growth.

The Portfolio’s investments are concentrated in issuers in the natural resources industry; therefore, the Portfolio is more vulnerable to price changes in the securities of issuers in this industry and factors specific to this industry than a more broadly diversified portfolio. In addition, as a non-diversified portfolio, the Portfolio is susceptible to the risk that events affecting a particular issuer will significantly affect the Portfolio’s performance. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2012?

Thrivent Natural Resources Portfolio earned a return of -3.15%, compared with the median return of its peer group, the Lipper Natural Resources category, of 2.58%. The Portfolio’s market benchmark, the S&P North American Natural Resources Sector Index, earned a return of 2.20%.

What factors affected the Portfolio’s performance?

We believe that range-bound commodity prices caused investors to avoid most energy stocks during the year, particularly the more pro-cyclical holdings in the Portfolio. Oil prices fell, closing out the year at $92 per barrel, compared to prices of $99 at the start of the year. Natural gas prices finally found a bottom in April, trading as low as $1.80 per mcf (one thousand cubic feet) before rallying to finish the year at $3.30 per mcf. But even that was well below the $4.90 per mcf natural gas traded at as recently as 2011. The Portfolio was aggressively positioned to benefit from the success of the U.S. domestic oil and gas revolution, but to the degree many of these companies benefited from higher production volumes, they were often held back by low prices.

Some of the same macroeconomic concerns that weighed on oil prices seemed to benefit more defensive integrated energy companies where the Portfolio was lightly positioned. And the Portfolio’s allocation to coal producers also detracted from performance, as persistent weakness in natural gas prices and fears of an economic slowdown in China caused coal equities to trade significantly below our estimates of asset value.

Somewhat mitigating the performance of energy equities was solid security selection in the Portfolio’s smaller exposures to consumer staples and REITs. Global food ingredient manufacturers Ingredion and Bunge enjoyed robust global demand in a very tight food and crop market that was exacerbated by historical drought conditions. The entire REIT sector enjoyed a positive re-rating in part because global uncertainty and risk aversion created demand for yield-focused equities.

What is your outlook?

We believe the U.S. oil and natural gas production revolution will continue in 2013 and create winners and losers in the industry. We favor select investments in producers demonstrating the strongest and most efficient growth in oil and natural gas production. We are also investing in oil service companies positioned to benefit from the increasing number of oil and gas wells drilled in the U.S. each year. At the same time, the recovery in drilling in the Gulf of Mexico nearly three years after the Macondo disaster echoes growth in deepwater activity in other regions around the world. There appears to be strong momentum behind this activity, and the Portfolio has investments in companies poised to benefit.

More broadly, we remain cautious, believing domestic growth will not exceed 2% in real terms—in part due to fiscal and regulatory headwinds; recessionary conditions in Europe; and slower consumer spending. Exports to emerging markets and domestic housing are wild cards that could provide economic tailwinds, and prove our expectations too pessimistic; the Portfolio’s continued holdings in agricultural equities and REITs play to these potentials.

Portfolio Facts

As of December 31, 2012

Net Assets	$31,574,710
NAV	$6.91
NAV - High†	2/6/2012 - $9.19
NAV - Low†	6/25/2012 - $6.11
Number of Holdings: 39
† For the year ended December 31, 2012

Average Annual Total Returns1

As of December 31, 2012

1-Year	From Inception 4/30/2008
-3.15%	-4.44%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The S&P North American Natural Resources Sector Index is an index of selected U.S. traded natural resource related stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Emerging Markets Equity Portfolio

Subadvised by Aberdeen Asset Managers Limited

Thrivent Partner Emerging Markets Equity Portfolio seeks long-term capital growth.

Foreign investments, as compared to domestic ones, involve additional risks, including currency fluctuations, different accounting standards, and greater political, economic and market instability. These risks are magnified when the Portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2012?

Thrivent Partner Emerging Markets Equity Portfolio earned a return of 25.98%, compared with the median return of its peer group, the Lipper Emerging Markets category, of 18.03%. The Portfolio’s market benchmark, the MSCI Emerging Markets Index, earned a return of 18.63%.

What factors affected the Portfolio’s performance?

The Portfolio outperformed the benchmark index largely because of stock selection. Our holdings held up better than their peers amid the volatile operating environment, especially during second quarter when the outperformance was most significant.

Several key stocks that contributed to relative return over the year were Turkish companies, including retailer BIM, and lenders, Akbank and Garanti. In Mexico, local bank Banorte as well as bottler and convenience-store operator FEMSA gained from healthy earnings and a positive domestic outlook. Philippine property developer Ayala Land and the Bank of the Philippine Islands also contributed to the Portfolio’s performance.

The gains, though, were pared by Indonesian conglomerate Astra International, Indian software company Infosys and Brazilian oil giant Petrobras, as they lagged over the year. Concerns over Astra’s consumer finance business, Infosys’ earnings visibility and state interference in Petrobras all weighed on their share prices.

Asset allocation also aided performance. Markets such as Turkey, Mexico and India, where we have significant exposure, rerated. Our overweighting to the Philippines also helped as the stock market rallied sharply on the back of increased optimism over its economic growth. On the flip side, our underweighting to China detracted from relative performance as Chinese equities recovered following the largely smooth leadership transition and some evidence of economic improvement.

What is your outlook?

We believe that the U.S. and Europe will continue to drive investor sentiment in the year ahead. In the U.S., market focus has shifted to the political impasse over budget negotiations, which could result in a recession that would have major implications for developing economies. In Europe, longer-term structural flaws in economies remain, although recent measures have eased tensions temporarily.

Emerging markets face challenges, too. The results of various stimulus measures and reforms implemented in countries such as Brazil and India have yet to be seen. And while recent data out of China provides evidence of an economic pickup, the new leadership faces a challenging transition as it seeks more balanced growth. Geopolitical tension in Asia and the Middle East further muddy the outlook.

Amid the uncertainties, there are bright spots. Developed countries’ commitment to record low-interest rates remains broadly supportive for financial assets, even if other impacts of quantitative easing on emerging markets are less-appreciated. Our holdings are also in good shape. Investor sentiment could turn positive if global concerns dissipate and developing economies and corporate profits recover in the first half of 2013.

Portfolio Facts

As of December 31, 2012

Net Assets	$54,667,172
NAV	$13.61
NAV - High†	12/31/2012 - $13.61
NAV - Low†	6/4/2012 - $10.98
Number of Holdings: 60
† For the year ended December 31, 2012

Average Annual Total Returns1

As of December 31, 2012

1-Year	From Inception 4/30/2008
25.98%	7.63%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The MSCI Emerging Markets Index is a modified capitalization-weighted index of selected emerging economies from around the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Real Estate Securities Portfolio

Reginald L. Pfeifer, CFA, Portfolio Manager

Thrivent Real Estate Securities Portfolio seeks to provide long-term capital appreciation and high current income.

The Portfolio is subject to risks arising from the fact that it invests, under normal circumstances, at least 80% of its total assets in securities of companies that are primarily engaged in the real estate industry. Portfolio security prices are influenced by the underlying value of properties owned by the issuer, which may be influenced by the supply and demand for space and other factors. The real estate industry is cyclical, and securities issued by companies doing business in the real estate industry may fluctuate in value. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2012?

Thrivent Real Estate Securities Portfolio earned a return of 17.54%, compared with the median return of its peer group, the Lipper U.S. Real Estate category, of 17.06%. The Portfolio’s market benchmark, the FTSE NAREIT All Equity REITs Index, earned a return of 19.70%.

What factors affected the Portfolio’s performance?

REIT stocks generated strong returns in 2012, outperforming the general equity market. REITs entered 2012 with higher dividend yields than most sectors of the equity market, and investors found stocks with higher dividend yields attractive. In addition, REITs were able to generate earning growth of almost 10% in 2012, which propelled appreciation in REIT stock prices.

Occupancy levels improved for all property sectors in 2012, which provided fundamental support for rental rate increases. Occupancy rates ended the year at 95.9% for apartments, 94.3% for regional malls, and 93.5% for REITs overall. Net operating income, defined as property earnings after all expenses, increased by 8.4% for self-storage properties, 7.7% for apartments, and 4.4% for regional malls. For all REIT property sectors combined, net operating income increased by 4.2% in 2012.

REITs were able to access the equity and debt markets as needed to provide capital for new investment opportunities and fund capital improvement and new development. The best-performing sectors in the Portfolio were regional mall, shopping center and industrial REITs. The Portfolio’s largest positive contributor to performance was Simon Property Group, which develops, acquires and manages regional mall, outlet center and shopping center properties in the U.S. and internationally. Prologis, a global owner, operator and developer of industrial real estate, also contributed meaningfully to Portfolio performance.

What is your outlook?

New construction supply is limited for most property types, which should allow landlords to maintain or increase occupancy rates in 2013. Rental rates should also rise modestly this year. As a result, we expect REIT earnings to increase by 5% to 8% in 2013. This earnings growth combined with a current dividend yield of 3.5% should provide an attractive total return opportunity. Risks to our outlook are rising interest rates, which would negatively impact higher dividend-paying stocks, or a weakening U.S. economy, which would impact occupancy levels and rental rates.

The Portfolio has exposure to companies within each property sector, with the largest concentration in large-capitalization REITs with experienced management teams and institutional-quality real estate portfolios. In addition, the Portfolio maintains exposure in mid- and small-capitalization REITs that have the potential for attractive long-term returns. We look for opportunities to add value in all market environments, and will make any adjustments during the year that we believe will improve Portfolio performance.

Portfolio Facts

As of December 31, 2012

Net Assets	$122,442,259
NAV	$17.85
NAV - High†	9/14/2012 - $18.26
NAV - Low†	1/4/2012 - $15.63
Number of Holdings: 126
† For the year ended December 31, 2012

Average Annual Total Returns1

As of December 31, 2012

1-Year	5-Year	From Inception 4/30/2003
17.54%	5.74%	11.78%

*	The FTSE NAREIT All Equity REITs Index is an unmanaged capitalization-weighted index of all equity real estate investment trusts. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Small Cap Growth Portfolio

Subadvised by Turner Investments, L.P.

Thrivent Partner Small Cap Growth Portfolio seeks long-term capital growth.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2012?

Thrivent Partner Small Cap Growth Portfolio earned a return of 11.69%, compared with the median return of its peer group, the Lipper Small Cap Growth category, of 14.63%. The Portfolio’s market benchmark, the Russell 2000® Growth Index, earned a return of 14.59%.

What factors affected the Portfolio’s performance?

During the period, five of the Portfolio’s nine sectors beat their corresponding index sectors on a relative basis, though the Portfolio still underperformed compared to its benchmark. Contributing the most to performance were holdings in the consumer staples sector, while the consumer discretionary sector detracted the most from results.

The consumer discretionary sector was an area of underperformance for the Portfolio. Shares of Brightpoint Education, a for-profit provider of post-secondary education services, traded lower after it failed to obtain a widely expected accreditation from a key academic governing body. Premium denim maker True Religion Apparel also disappointed as the company reported lower sales for the third quarter and reduced its full-year guidance due to lackluster results within its spring and summer clothing lines.

The consumer staples sector was an area of strength for the Portfolio. Organic and natural food company Hain Celestial has been a direct beneficiary of the strong trends in the natural and organic food industry as sales at mainstream supermarkets have climbed due to healthier consumer lifestyles and its exposure to high-end consumers. United Natural Foods, a distributor of more than 60,000 natural and organic food products found in specialty and grocery stores, also rode the wave of increased demand for organic food offerings. During the period, the company reported a 15.6% increase in year-over-year net sales for the fiscal year 2012.

What is your outlook?

We believe stocks have the opportunity to build on the gains provided in 2012. Going forward, we believe the environment for higher-growth companies is attractive due to resolution of the issues specific to the debt ceiling, improving economic data (e.g., housing, auto sales, bank lending and slow-but-steady unemployment), low interest rates and low inflation, and companies with strong balance sheets and robust cash positions.

Portfolio Facts

As of December 31, 2012

Net Assets	$256,919,164
NAV	$13.87
NAV - High†	9/14/2012 - $14.44
NAV - Low†	6/4/2012 - $12.25
Number of Holdings: 179
† For the year ended December 31, 2012

Average Annual Total Returns1

As of December 31, 2012

1-Year	5-Year	10-Year
11.69%	1.15%	7.97%

*

The Russell 2000® Growth Index is an index comprised of small capitalization companies with a greater than average growth orientation. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Small Cap Value Portfolio

Subadvised by T. Rowe Price Associates, Inc.

Thrivent Partner Small Cap Value Portfolio seeks long-term capital appreciation.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2012?

Thrivent Partner Small Cap Value Portfolio earned a return of 14.37%, compared with the median return of its peer group, the Lipper Small Cap Value category, of 17.45%. The Portfolio’s market benchmark, the Russell 2000® Value Index, earned a return of 18.05%.

What factors affected the Portfolio’s performance?

The Portfolio underperformed the Russell 2000® Value Index over the past 12 months due to stock selection, especially in the energy and materials sectors.

In the energy sector, investments in Swift Energy and Gulf Island Fabrication weighed on performance versus the index. Challenging macroeconomic conditions and declining crude oil prices impacted Swift Energy, an oil and natural gas exploration and production company. Gulf Island Fabrication, which fabricates offshore oil and gas drilling and production platforms, was impacted by significant losses on a deepwater oil and gas contract and the departure of its CEO due to health concerns.

AptarGroup, a supplier of dispensing systems for household products, was a notable detractor in the materials sector. AptarGroup’s stock was vulnerable as investors rotated out of defensive names into more cyclical names. In addition, the company had significant exposure to Europe, which was weak during the year.

Our consumer discretionary stocks outpaced those in the index helped by Dorman Products, a supplier of parts and products for the automotive aftermarket. In the weak economy, many consumers are choosing to repair their old cars rather than purchase new vehicles. This trend has been a tailwind for Dorman Products.

What is your outlook?

The market proved surprisingly resilient in the face of global economic challenges during 2012. So what did we learn? First, those who thought they would wait to invest until the world economic background improved missed a 15% move. Second, when the Federal Reserve is aggressively lowering interest rates and providing liquidity to our economy, that backdrop is usually good for stocks. Third, don’t count out the U.S.—the resilience of our economy and markets is amazing.

We believe U.S. equities will rise in 2013, maybe not at the pace of 2012, but probably at a rate higher than that of fixed-income investments. With small-company value stocks valued at close to their 30-year average compared to large and growth companies, we think they have the potential to enjoy returns in line with, or better than, the average small-cap company.

Portfolio Facts

As of December 31, 2012

Net Assets	$282,579,808
NAV	$21.17
NAV - High†	12/20/2012 - $21.24
NAV - Low†	6/4/2012 - $18.28
Number of Holdings: 156
† For the year ended December 31, 2012

Average Annual Total Returns1

As of December 31, 2012

1-Year	5-Year	From Inception 4/30/2003
14.37%	5.63%	11.51%

*

The Russell 2000® Value Index measures the performance of small cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Small Cap Stock Portfolio

Darren M. Bagwell, CFA, Portfolio Manager

Thrivent Small Cap Stock Portfolio seeks long-term capital growth.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2012?

Thrivent Small Cap Stock Portfolio earned a return of 9.42%, compared with the median return of its peer group, the Lipper Small Cap Core category, of 15.69%. The Portfolio’s market benchmark, the Russell 2000® Index, earned a return of 16.35%.

What factors affected the Portfolio’s performance?

The pro-cyclical positioning of the Portfolio was out of step with the anemic global growth environment and resulting low-risk bias in equity markets. While sector-neutral by design, our intra-sector exposures to coal (within energy), as well as networking and semiconductors (within information technology), were negative. Along with poor security selection in health care, these exposures offset solid performance in financial and industrial sectors.

Despite eliminating coal-leveraged investments in Arch Coal, Patriot Coal and Walter Energy early in 2012, we were slow to realize the magnitude of the pricing impact of reduced Chinese demand and growing domestic stockpiles. The negative effect of these investments overwhelmed the positive performance of oil and gas holding Petroleum Geo-Services. We similarly misread the strength of domestic enterprise demand for networking equipment, which slowed as economic uncertainty grew. Cautious spending by businesses hurt videoconferencing-gear maker Polycom, while slower consumer and industrial demand negatively impacted chipmaker Atmel.

In health care, we simply did not anticipate adverse developments. Drug developer VIVUS suffered from delayed European approval of its obesity drug and worries about the pace of the domestic rollout. Additionally, the earnings outlook of managed care provider Health Net was impacted by negative legislative and economic developments in key markets.

Holdings in financials and industrials were significant sources of relative performance. Mortgage servicer Ocwen Financial benefited from banks’ accelerated disposition of servicing operations and the availability of significant mortgage portfolios. Also noteworthy was our emphasis on construction and engineering, where Shaw Group was acquired and EMCOR Group reported strong operating and demand trends.

What is your outlook?

We remain cautious, believing domestic growth will not exceed 2% in real terms—in part due to fiscal and regulatory headwinds, recessionary conditions in Europe, and slower consumer spending. Exports to emerging markets and domestic housing are wild cards that could provide economic tailwinds and prove our expectations too pessimistic. We do worry that demand and profitability expectations are too high for 2013 and that negative outlook adjustments will mute performance. Given our trepidation regarding economic growth in 2013, our exposures emphasize new product cycles, productivity-enhancing value propositions, and superior demand visibility, especially from emerging markets.

Portfolio Facts

As of December 31, 2012

Net Assets	$269,479,712
NAV	$13.12
NAV - High†	9/14/2012 - $13.61
NAV - Low†	6/4/2012 - $11.38
Number of Holdings: 66
† For the year ended December 31, 2012

Average Annual Total Returns1

As of December 31, 2012

1-Year	5-Year	10-Year
9.42%	-0.51%	7.97%

*

The Russell 2000® Index measures the performance of small cap stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Small Cap Index Portfolio

Kevin R. Brimmer, FSA, Portfolio Manager

Thrivent Small Cap Index Portfolio strives for capital growth that tracks the performance of the S&P SmallCap 600 Index.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. While the Portfolio attempts to closely track the S&P SmallCap 600 Index, it does not duplicate the composition of the Index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2012?

Thrivent Small Cap Index Portfolio earned a return of 15.95%, compared with the median return of its peer group, the Lipper Small Cap Core category, of 15.69%. The Portfolio’s market benchmark, the S&P SmallCap 600 Index, earned a return of 16.33%.

What factors affected the Portfolio’s performance?

The Portfolio is managed to virtually replicate the performance of the S&P SmallCap 600 Index, a prime measure of small-cap stock performance. We seek to maintain a fully invested position with limited transactions to minimize costs. As typically occurs with an index fund, the difference in performance between the benchmark index and the Portfolio itself can be largely attributed to expenses and minor differences in portfolio composition.

Small-cap stocks modestly outperformed large-cap stocks and barely underperformed mid-cap stocks for the last 12 months. All sectors but one had a positive return. Materials, consumer discretionary and industrials had the most positive returns. The energy sector was the only sector with a negative return, and the return was only slightly negative. The year was defined by a series of “risk-on” and “risk-off” trades, and the sectors with higher market beta tended to do the best.

What is your outlook?

The Portfolio will remain fully invested in stocks designed to track the performance of the S&P SmallCap 600 Index. This offers individuals an attractive way to take advantage of the growth potential of the broad, diversified marketplace of small-cap stocks.

The financial markets appear to be resolving some of the uncertainty and ambiguity in regards to Europe, the fiscal cliff, the debt ceiling, etc. This optimism is tempered by slowing global growth and the stage of the recovery that the economy is in. We are more than two years into the current cycle. As mentioned a year ago, as a new economic cycle matures, investors begin to favor larger-cap issues over smaller-cap issues, which is what we saw in the second half of 2012.

We still believe there is solid opportunity in the small-cap arena, but the premium return for small-cap stocks is likely to be limited in the future as the new cycle continues to mature.

Portfolio Facts

As of December 31, 2012

Net Assets	$193,677,856
NAV	$13.42
NAV - High†	3/26/2012 - $14.52
NAV - Low†	6/25/2012 - $11.89
Number of Holdings: 603
† For the year ended December 31, 2012

Average Annual Total Returns1

As of December 31, 2012

1-Year	5-Year	10-Year
15.95%	4.85%	10.11%

*	The S&P SmallCap 600 Index is an index that represents the average performance of a group of 600 small capitalization stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses and taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Mid Cap Growth Portfolio

Andrea J. Thomas, CFA, Portfolio Manager

Thrivent Mid Cap Growth Portfolio seeks long-term growth of capital.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2012?

Thrivent Mid Cap Growth Portfolio earned a return of 12.22%, compared with the median return of its peer group, the Lipper Mid Cap Growth category, of 14.45%. The Portfolio’s market benchmark, the Russell Midcap® Growth Index, earned a return of 15.81%.

What factors affected the Portfolio’s performance?

The Portfolio lagged its competitors and the benchmark over the period. Most of the Portfolio’s underperformance occurred in the first six months of the fiscal period, when it did not own enough high-multiple consumer companies that performed very well. Investors continued to rush into these names and were willing to pay enormous premiums for them. Many of these companies have subsequently seen their values decline, helping the Portfolio pick up relative ground in the second part of the fiscal period. Also, the Portfolio’s energy holdings did not fare well over the period, particularly our coal stocks. In addition, our overweight in the technology sector hurt performance as these companies sold off during the second half of the year. The Portfolio benefited from our individual stock picks in the health care, financial and industrial sectors, which performed well this year.

What is your outlook?

As we enter 2013, many of the same problems that have plagued the economy for the past four years remain unsolved. The U.S. economy remains in a state of subpar growth, due primarily, we think, to the lackluster job market, uncertainty over how the debt ceiling will be solved and tax increases that went into effect at the beginning of the year. Continued turmoil in the European markets also remains a risk to the U.S. and world economies. A bright spot in the U.S. economy is the housing market, which is showing signs of stabilization. However, we believe a better jobs picture is needed to sustain this recovery.

We believe market volatility will increase over the near term as Congress debates a solution to the debt ceiling, which may or may not include spending cuts. If cuts are enacted, they are likely to put a damper on U.S. GDP growth in the coming months, which will ultimately affect earnings for companies.

Due to the mixed outlook for growth going forward, we will continue to follow a disciplined process while remaining wary of the multiples we are willing to pay for stocks. In this environment we intend to remain invested in companies with definable product cycles that should grow despite economic cyclicality. We also intend to remain invested in companies with business models that should benefit from inflation, which may appear due to money printing by the Federal Reserve. We remain cautious regarding high-multiple consumer discretionary stocks as tax increases, combined with job uncertainty, will likely hinder spending habits.

Portfolio Facts

As of December 31, 2012

Net Assets	$361,506,270
NAV	$19.59
NAV - High†	4/27/2012 - $20.07
NAV - Low†	6/4/2012 - $17.49
Number of Holdings: 82
† For the year ended December 31, 2012

Average Annual Total Returns1

As of December 31, 2012

1-Year	5-Year	10-Year
12.22%	4.02%	10.32%

*

The Russell Midcap® Growth Index measures the performance of mid cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower.

The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Mid Cap Value Portfolio

Subadvised by Goldman Sachs Asset Management, L.P.

Thrivent Partner Mid Cap Value Portfolio seeks to achieve long-term capital appreciation.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements.
Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2012?

Thrivent Partner Mid Cap Value Portfolio earned a return of 18.27%, compared with the median return of its peer group, the Lipper Mid Cap Value category, of 16.86%. The Portfolio’s market benchmark, the Russell Midcap® Value Index, earned a return of 18.51%.

What factors affected the Portfolio’s performance?

For the year, the financial sector was the top contributor to Portfolio returns, while the industrial sector was the top detractor. Scripps Networks, a cable television network which operates channels such as HGTV, the Food Network and the Travel Channel, was the top overall contributor to returns. Conversely, Key Energy Services was the top detractor from returns. In April, Key Energy reported first quarter earnings that missed profit expectations due to slower growth in U.S. natural gas drilling and increased costs associated with gas/oil dislocation.

What is your outlook?

After a strong 2012, we continue to see opportunities as we enter 2013 and remain constructive on U.S. equities. We recognize that fiscal policy may lead to a drag on economic growth, and the recent steps taken by the Federal Reserve Board to provide additional monetary accommodation may not fully offset the impact. The political climate in the U.S. and the lack of clarity around the outcome of fiscal negotiations has contributed to an elevated feeling of uncertainty for both businesses and individuals. However, corporate balance sheets remain strong, which we believe gives companies the ability to generate shareholder value, even in a slower growth environment. U.S. equities remain inexpensive relative to both fixed income and history, and continued strength in the U.S. housing recovery should provide support to the economy and boost consumer confidence. Additional potential catalysts could be investors reallocating to equities, multiple expansion, correlations trending down and increased merger-and- acquisition activity.

We maintain high conviction in the companies that we own and believe they have the potential to outperform relative to the broader market regardless of the growth environment. We continue to focus on undervalued companies in control of their own destiny, such as industry innovators or companies with financial flexibility that have been investing in their own businesses and are poised to gain market share. As we look ahead into 2013, we maintain our discipline in identifying companies with strong or improving balance sheets, led by quality management teams, trading at discounted valuations, and remain focused on seeking long-term outperformance of the Portfolio.

Portfolio Facts

As of December 31, 2012

Net Assets	$261,459,033
NAV	$14.67
NAV - High†	12/20/2012 - $14.78
NAV - Low†	1/4/2012 - $12.62
Number of Holdings: 116
† For the year ended December 31, 2012

Average Annual Total Returns1

As of December 31, 2012

1-Year	5-Year	From Inception 4/29/2005
18.27%	3.50%	6.62%

*

The Russell Midcap® Value Index is an index comprised of mid-cap companies with lower than average price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

[1]

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Mid Cap Stock Portfolio

Brian J. Flanagan, CFA, Portfolio Manager

Thrivent Mid Cap Stock Portfolio seeks long-term capital growth.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2012?

Thrivent Mid Cap Stock Portfolio earned a return of 14.29%, compared with the median return of its peer group, the Lipper Mid Cap Core category, of 17.24%. The Portfolio’s market benchmark, the Russell Midcap® Index, earned a return of 17.28%.

What factors affected the Portfolio’s performance?

Solid stock selection within the information technology sector was more than offset by poor performance from the stocks held by the Portfolio in health care, energy and consumer discretionary sectors. The Portfolio’s information technology outperformance was broad-based and benefited from holdings in the IT services, Internet software and services, semiconductor and software industries. However, within the health care sector, rising medical costs resulted in reduced guidance and negative returns for Health Net.

The Portfolio’s energy sector underperformance was led by Alpha Natural Resources, which faced declining coal demand, increasing regulation and competition from low-cost natural gas. WMS Industries weighed on consumer discretionary performance as a consolidating customer base and increased competition reduced pricing power. Finally, another overriding theme negatively impacting performance was the Portfolio’s focus on valuation versus growth, as the latter factor was more in favor during the 12-month period.

What is your outlook?

With worldwide economies providing many mixed signals, the Portfolio’s risk profile remains heavily weighted toward security selection. Europe’s economy continues to contract, while China’s economic data suggests that growth is reaccelerating. In the U.S., some uncertainties like the fiscal cliff have been resolved, only to be replaced by new uncertainties such as the debt ceiling. Meanwhile, a number of central banks around the world are attempting to provide enough monetary stimulus to offset any fiscal austerity.

Information technology and financials are the Portfolio’s largest focus areas. Semiconductor fundamentals have been weak; however, we believe attractive valuations, low inventories and improving demand make this cyclical industry an attractive area. Within the financial industry, improved pricing, attractive valuations and negative sentiment within the insurance industry are providing many opportunities. However, weak growth, resulting in excess capacity and poor pricing power, has limited the opportunities within the industrial and materials sectors. Within industrials, a declining defense budget combined with a shifting military focus seems to be creating a difficult backdrop for defense firms.

The investing landscape remains challenging and fluid. Absolute and relative equity valuations do not seem stretched, yet domestic growth remains tepid and fiscal policy uncertain. Internationally, Europe struggles to navigate through a sovereign debt crisis, and China continues a delicate balancing act between economic growth and inflation. Areas of emphasis within the Portfolio may change as opportunities present themselves, yet the focus will remain on fundamental, bottom-up stock selection.

Portfolio Facts

As of December 31, 2012

Net Assets	$506,727,163
NAV	$13.09
NAV - High†	12/20/2012 - $13.22
NAV - Low†	6/4/2012 - $11.35
Number of Holdings: 70
† For the year ended December 31, 2012

Average Annual Total Returns1

As of December 31, 2012

1-Year	5-Year	10-Year
14.29%	2.08%	9.14%

*

The Russell Midcap® Index is an index that measures the performance of the smallest 800 securities in the Russell 1000® Index, as ranked by total market capitalization. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Mid Cap Index Portfolio

Kevin R. Brimmer, FSA, Portfolio Manager

Thrivent Mid Cap Index Portfolio seeks total returns that track the performance of the S&P MidCap 400 Index.

Mid-cap stocks offer the potential for long term gains but can be subject to short term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. While the Portfolio attempts to closely track the S&P MidCap 400 Index, it does not duplicate the composition of the index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2012?

Thrivent Mid Cap Index Portfolio earned a return of 17.38%, compared with the median return of its peer group, the Lipper Mid Cap Core category, of 17.24%. The Portfolio’s market benchmark, the S&P MidCap 400 Index, earned a return of 17.88%.

What factors affected the Portfolio’s performance?

Because it is designed to invest in a way that reflects its benchmark index, the S&P MidCap 400, the changes made to the Portfolio are done to reconcile it with any alterations in the index composition. As typically occurs with an index fund, the difference in performance between the benchmark index and the Portfolio can largely be attributed to expenses and minor differences in composition.

Mid caps modestly outperformed both large-cap and small-cap stocks with all 10 market sectors posting positive returns. Health care and consumer discretionary posted the highest returns, while utilities and energy underperformed with the lowest positive returns. Investors showed a preference for higher-beta stocks, which loosely translates into higher risk. Utilities and energy are typically considered defensive sectors with high dividends and cash flows, while health care and consumer discretionary are higher-beta, more volatile sectors.

What is your outlook?

The Portfolio will remain fully invested in a way that tracks the performance of the S&P MidCap 400 Index. This is intended to be an attractive way for individuals to take advantage of the investment potential of the broad, diversified marketplace for mid-cap stocks.

The financial markets appear to be resolving some of the uncertainty and ambiguity surrounding Europe, the fiscal cliff and the debt ceiling. This optimism is tempered by slowing global growth and the current stage of the economic recovery.

Typically, as a new economic cycle matures, investors begin to favor large- and mid-cap issues over small caps. We believe attractive opportunities are available in the mid-cap marketplace in the months ahead. At the same time, we are realistic in our expectations that the premium return to the mid-cap sector is likely to be reduced in the future as the economic cycle progresses.

Portfolio Facts

As of December 31, 2012

Net Assets	$85,112,462
NAV	$12.36
NAV - High†	3/26/2012 - $13.51
NAV - Low†	6/25/2012 - $10.83
Number of Holdings: 403
† For the year ended December 31, 2012

Average Annual Total Returns1

As of December 31, 2012

1-Year	5-Year	10-Year
17.38%	4.70%	10.05%

*	The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Worldwide Allocation Portfolio

Subadvised by Principal Global Investors, LLC, Mercator Asset Management, LP, Victory Capital Management Inc., DuPont Capital Management Corporation, Aberdeen Asset Managers Limited and Goldman Sachs Asset Management, L.P.

Thrivent Partner Worldwide Allocation Portfolio seeks long-term capital growth.

Foreign investments, as compared to domestic ones, involve additional risks, including currency fluctuations, different accounting standards, and greater political, economic and market instability. These risks are magnified when the Portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2012?

Thrivent Partner Worldwide Allocation Portfolio earned a return of 18.67%, compared with the median return of its peer group, the Lipper International Core category, of 17.46%. The Portfolio’s market benchmark, the MSCI All Country World ex-US Index, returned 17.39%.

What factors affected the Portfolio’s performance?

The Portfolio uses a multimanager investment approach, with most managers providing exposure to different equity market segments that collectively reflect the makeup of the global benchmark. We complement the equity managers with a fixed-income allocation for further diversification benefits. In the latest fiscal year, all of the managers achieved similar returns to or exceeded the result of their respective benchmarks. The managers that outperformed—specifically, our emerging market debt and equity managers—were the primary drivers of the Portfolio’s excess return compared with its benchmark. For our emerging equity managers, asset allocation aided performance. Markets such as Turkey, Mexico and India, where we have significant exposure, re-rated. An overweighting to the Philippines also helped as the stock market rallied sharply on the back of increased optimism over its economic growth.

What is your outlook?

Outside of the U.S., investors have been focused on the debt, growth and banking system challenges surrounding the euro currency countries. Somewhat related to the slowdown in Europe and outright recessions in parts of southern Europe has been a moderation in export demand from the developing economies, particularly China. China faces domestic growth challenges as it evolves from an export- to consumption-oriented culture. Collectively, these items weighed on investor confidence for much of the year.

With this as a backdrop, policymakers took extraordinary steps in 2012 to ameliorate investor and consumer concerns and restore confidence. Global markets generally reacted well to those actions and the strong market advance in the second half of the year reflects a belief those actions will bear fruit. Certainly, global liquidity remains at a very high level and many believe it provides a strong measure of support for financial assets. While this is likely the case in the near term, at some point real gains in economic growth must validate the confidence being expressed in the market advance. We expect that will be the case, but remain alert for evidence that policies may be having unintended negative consequences in the form of unexpected inflation or asset rises not supported by economic fundamentals.

Portfolio Facts

As of December 31, 2012

Net Assets	$1,520,336,528
NAV	$8.62
NAV - High†	12/20/2012 - $8.79
NAV - Low†	6/1/2012 - $7.20
Number of Holdings: 604
† For the year ended December 31, 2012

Average Annual Total Returns1

As of December 31, 2012

1-Year	From Inception 4/30/2008
18.67%	-1.12%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The MSCI All Country World ex-USA Index is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Socially Responsible Stock Portfolio

Subadvised by Calvert Investment Management, Inc. and Atlanta Capital Management, LLC

Thrivent Partner Socially Responsible Stock Portfolio seeks long-term capital growth.

Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. In addition, the Portfolio is exposed to the risks of investing in mid-cap stocks, which generally are more volatile and less liquid than large-cap stocks. The Portfolio is also subject to the risks of investing in foreign stocks. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2012?

Thrivent Partner Socially Responsible Stock Portfolio earned a return of 16.32%, compared with the median return of its peer group, the Lipper Large Cap Core category, of 15.09%. The Portfolio’s market benchmark, the S&P 500 Index, earned a return of 16.00%.

What factors affected the Portfolio’s performance?

As we entered 2012, we believed that many of the higher-growth, higher-valuation stocks we hold that had hurt performance late in 2011 were essentially too cheap to sell. That proved to be a good decision as the market sharply rebounded in the first quarter. In early April, our belief was we might have just seen the high for the year. We took advantage of the market strength to trim some big winners.

We had the right idea but did not go far enough. We continued our strategy of dialing back risk as the market reached a new 2012 high in September. We did not want to carry a more pro-growth positioning into the fiscal cliff deadline. Thus far, this strategy has served the Portfolio well.

Gilead Sciences was the biggest contributor in 2012. The outperformance came on the back of compelling data for its drugs developed to treat hepatitis C. We unfortunately lost some additional performance in Green Mountain Coffee Roasters early in 2012 prior to selling our remaining shares.

What is your outlook?

The “Grand Bargain” of political compromise to reduce the deficit might prove less grand and take longer, but we still think it’s the most likely outcome in the end. We think such a deal is important for both the economy and stock market. The stock market craves the benefit that a long-term deal would bring to stabilize the country’s fiscal situation.

It’s hard to overstate the importance and significance of the recent pickup in employment and the turn in housing. Global monetary policy is supportive of growth. We expect Europe to be stronger when we exit 2013 than it is at the start.

The next couple of months could be choppy and Washington holds the key as to whether 2013 can be a decent year or, potentially, a great one. Whatever environment we encounter, we will continue to search for the best combination of growth and value within our high-quality universe.

Portfolio Facts

As of December 31, 2012

Net Assets	$9,178,030
NAV	$11.82
NAV - High†	9/14/2012 - $12.02
NAV - Low†	1/4/2012 - $10.30
Number of Holdings: 46
† For the year ended December 31, 2012

Average Annual Total Returns1

As of December 31, 2012

1-Year	From Inception 4/30/2008
16.32%	3.82%

*	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner All Cap Growth Portfolio

Subadvised by Calamos Advisors LLC

Thrivent Partner All Cap Growth Portfolio seeks long-term capital growth.

Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. In addition, the Portfolio is exposed to the risks of investing in mid-cap stocks, which generally are more volatile and less liquid than large-cap stocks. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2012?

Thrivent Partner All Cap Growth Portfolio earned a return of 11.15%, compared with the median return of its peer group, the Lipper Multi Cap Growth category, of 15.55%. The Portfolio’s market benchmark, the Russell 3000® Growth Index, earned a return of 15.21%.

What factors affected the Portfolio’s performance?

Security selection within both the energy and materials sectors detracted the most from the Portfolio’s relative performance during 2012. Within energy, holdings and exposure in the oil and gas drilling industry and the equipment and services industry hampered results.

In the materials sector, the most notable detractor included a higher relative allocation and selection within the gold mining and production industry. The Portfolio’s overweighting and strong security selection within the technology sector added to performance in the period. Specifically, the Portfolio’s results benefited from positions in the IT consulting and other services industry, as well as the application software industry. Also, an underweighting and positive security selection within the consumer staples sector proved advantageous to relative performance in the period.

What is your outlook?

We maintain our outlook for slow-but-sustained economic growth in the U.S. and globally, yet are becoming more optimistic about market opportunities. In the U.S., we have seen improvements in the housing market, better-than-expected data from retail sales and industrial production, improvements within the financial sector and slow-but-marginally-improving job data.

We believe the latest market movements indicate that investors are in the process of returning to more of a bottom-up focus, with greater distinctions being made based on corporate fundamentals. Because of our focus on fundamentals, the Portfolio overall has a higher free cash flow and lower debt-to-capital than the benchmark. We continue to position the Portfolio in companies with diversified revenues and global business strategies that we believe offer the most attractive risk-and-return opportunities.

Portfolio Facts

As of December 31, 2012

Net Assets	$12,842,385
NAV	$10.39
NAV - High†	4/2/2012 - $11.10
NAV - Low†	1/4/2012 - $9.52
Number of Holdings: 84
† For the year ended December 31, 2012

Average Annual Total Returns1

As of December 31, 2012

1-Year	From Inception 4/30/2008
11.15%	0.82%

*

The Russell 3000® Growth Index is an index that measures the performance of the broad growth segment of U.S. equities. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner All Cap Value Portfolio

Subadvised by OppenheimerFunds, Inc.

Thrivent Partner All Cap Value Portfolio seeks long-term capital growth.

Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. In addition, the Portfolio is exposed to the risks of investing in small- and mid-cap stocks, which generally are more volatile and less liquid than large-cap stocks. The Portfolio is also subject to the risks of investing in foreign (including emerging market) stocks. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2012?

Thrivent Partner All Cap Value Portfolio earned a return of 11.74%, compared with the median return of its peer group, the Lipper Multi Cap Value category, of 14.28%. The Portfolio’s market benchmark, the Russell 3000® Value Index, earned a return of 17.55%.

What factors affected the Portfolio’s performance?

The top detractors to the Portfolio’s performance included Navistar International Corp. (industrials), Humana, Inc. (health care), Bill Barrett Corp. (energy), GenOn Energy, Inc. (utilities), The PNC Financial Services Group, Inc. (financials) and The Talbots, Inc. (consumer discretionary). We exited our positions in Bill Barrett, GenOn Energy and The Talbots.

During the period, the top contributors to the Portfolio’s performance were M&T Bank Corp. (financials), Comcast Corp. (consumer discretionary), The Goldman Sachs Group, Inc. (financials), Quanta Services, Inc. (industrials) and Wells Fargo & Co. (financials). We exited our position in Comcast Corp.

At the close of 2012, most of the Portfolio’s significant overweighted positions relative to the index were in the health care, industrials, materials and consumer staples sectors. By contrast, the Portfolio’s largest underweighted positions were in the financials, energy and utilities sectors.

What is your outlook?

Despite the prospect of ongoing market volatility, we remain optimistic regarding our investment strategy. Our key focus as investors lies in understanding the economic reality of the companies in which we invest, and identifying major changes that we believe will occur over the next three years—a process that we typically summarize as three-year earnings power. The changes we look for typically fall into three categories: secular change, cyclical change and turnarounds. Drivers of these often include changes in regulation, technology and demographics. On top of this, as value investors, we typically seek to invest in companies that trade at a steep discount to our estimate of company value once these changes are realized.

Portfolio Facts

As of December 31, 2012

Net Assets	$5,979,400
NAV	$9.01
NAV - High†	12/18/2012 - $9.12
NAV - Low†	6/4/2012 - $7.84
Number of Holdings: 46
† For the year ended December 31, 2012

Average Annual Total Returns1

As of December 31, 2012

1-Year	From Inception 4/30/2008
11.74%	-1.32%

*

The Russell 3000® Value Index is an index that measures the performance of the broad value segment of U.S. equities. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner All Cap Portfolio

Subadvised by Pyramis Global Advisors, LLC, an affiliate of Fidelity Investments

Thrivent Partner All Cap Portfolio seeks long-term growth of capital.

Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2012?

Thrivent Partner All Cap Portfolio earned a return of 14.74%, compared with the median return of its peer group, the Lipper Multi Cap Core category, of 15.02%. The Portfolio’s market benchmark, the Russell 3000® Index, earned a return of 16.42%.

What factors affected the Portfolio’s performance?

Holdings in the health care and materials sectors contributed to relative Portfolio performance. In the health care sector, overweightings in biopharmaceutical companies Gilead Sciences and Onyx Pharmaceuticals were among the top contributors to relative performance.

Among the materials stocks, overweightings in plastics and chemical company LyondellBasell Industries and sanitation supplier Ecolab were key contributors to relative performance.

Among individual holdings, the underweighting in integrated energy company Exxon Mobil and overweighting in discount merchandise store operator Target were key contributors to relative performance. The financials and information technology stocks detracted from relative performance. Among information technology stocks, overweightings in personal computer maker Hewlett-Packard and computer network solutions provider Adtran were among the largest detractors from relative performance. Shares of Hewlett-Packard fell after the company reported multiple quarterly earnings reports that missed analyst expectations. Adtran shares fell after the company announced lower-than-expected quarterly results and flat full-year earnings expectations.

Shares of Occidental Petroleum fell in the beginning part of the year as the company reduced its full-year guidance. NII Holdings shares fell as the company reported multiple quarterly earnings reports that missed consensus estimates.

What is your outlook?

We still believe the high potential for macro-driven market patterns remains a risk and we continue to focus our efforts on maintaining a high level of asset selection within our risk budget, along with a healthy level of active share across the Portfolio.

Our sector Portfolio managers made incremental shifts to their positioning heading into 2013, and—generally speaking—have reduced the defensiveness across the Portfolio in many sectors. We would not characterize our positioning as aggressive, but rather we are seeing some fundamental improvement in areas that we believe will provide new investment opportunities, and we want to take advantage of those.

Despite these changes in the Portfolio, our general outlook did not significantly change. We are cautiously optimistic on risk assets and believe that the current environment can be supportive of equity performance.

Portfolio Facts

As of December 31, 2012

Net Assets	$51,469,335
NAV	$9.64
NAV - High†	9/14/2012 - $9.87
NAV - Low†	6/1/2012 - $8.58
Number of Holdings: 107
† For the year ended December 31, 2012

Average Annual Total Returns1

As of December 31, 2012

1-Year	5-Year	10-Year
14.74%	-1.40%	7.96%

*

The Russell 3000® Index is an index comprised of the 3,000 largest U.S. companies based on market capitalization. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Large Cap Growth Portfolio

David C. Francis, CFA, Portfolio Manager

Thrivent Large Cap Growth Portfolio seeks long-term growth of capital.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2012?

Thrivent Large Cap Growth Portfolio earned a return of 19.18%, compared with the median return of its peer group, the Lipper Large Cap Growth category, of 16.05%. The Portfolio’s market benchmark, the Russell 1000® Growth Index, earned a return of 15.26%.

What factors affected the Portfolio’s performance?

The Portfolio’s performance was favorably impacted by strong security selection in the consumer, information technology and financial sectors. While holdings in health care and energy—plus a modest cash position—limited the Portfolio’s advance, overall results for the period were good.

Holdings in global brewing company Anheuser-Busch InBev and tobacco company Altria outperformed over the period. In the retail segment, the Portfolio’s position in Wal-Mart Stores performed well. In the financial sector, holdings in diversified financial service companies such as JPMorgan Chase and Citigroup achieved improved results, as did Wells Fargo.

In technology, our holding in Oracle performed well as did our position in Salesforce.com early in the period. However, Texas Instruments and NetApp performed poorly over the period. A position in Apple mitigated some of that underperformance as its stock performed well for the full year, although it came under some pressure in the final months.

The Portfolio’s energy exposure fell short of its category during the period. Our holding in Weatherford International underperformed as the company failed to execute its business plan well and operating results did not meet expectations. In health care, the Portfolio’s position in specialty pharmaceutical company Shire underperformed both its group and the broader market.

What is your outlook?

The economic recovery remains intact and growth is being sustained at a moderate pace in the United States. Globally, much of Europe is either in or approaching a recession, while emerging market growth is being tempered by demand weakness from the developed world and imbalances within their respective economies, particularly in China. Monetary policy remains extremely accommodative, both domestically and abroad, with the expressed goal, at least in the U.S., of lifting asset prices. In the near term, this provides some support for markets even in the face of heightened policy and fiscal uncertainty.

We seem to be well into the stage of the economic and market cycle when risks become more elevated. Our emphasis remains on those companies with either strong organic and cyclical demand drivers or situations in which management actions suggest strong support for enhanced shareholder returns. We are finding some particularly attractive growth and valuation opportunities outside the U.S. market, especially in Europe, and are opportunistically taking advantage.

Portfolio Facts

As of December 31, 2012

Net Assets	$859,909,950
NAV	$18.81
NAV - High†	9/14/2012 - $19.65
NAV - Low†	1/4/2012 - $16.26
Number of Holdings: 46
† For the year ended December 31, 2012

Average Annual Total Returns1

As of December 31, 2012

1-Year	5-Year	10-Year
19.18%	0.50%	6.74%

*

The Russell 1000® Growth Index measures the performance of large cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Growth Stock Portfolio

Subadvised by T. Rowe Price Associates, Inc.

Thrivent Partner Growth Stock Portfolio seeks long-term growth of capital and, secondarily, to increase dividend income.

Stocks, in general, are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2012?

Thrivent Partner Growth Stock Portfolio earned a return of 18.66%, compared with the median return of its peer group, the Lipper Large Cap Growth category, of 16.05%. The Portfolio’s market benchmark, the S&P 500/Citigroup Growth Index, earned a return of 14.71%.

What factors affected the Portfolio’s performance?

Overall, stock selection was the overwhelming reason for relative outperformance, but sector weighting also helped. All but one of the Portfolio sectors outperformed the S&P 500/Citigroup Growth Index for the year.

Information technology was by far the leading relative outperformer, driven by stock selection and further boosted by a favorable overweighting. Apple share prices rose sharply on continued strength in demand for its products. Shares of eBay were up as a result of growth in the popularity of its PayPal electronic payment service as well as increased usage by mobile Internet users. LinkedIn reported strong user growth outside of the United States and is reaching additional users through its mobile application.

Stock selection lifted outperformance of the telecommunication services sector as well. Crown Castle International and other wireless communication tower companies benefited, thanks to continued demand for higher data capacity to support smartphone technology.

Consumer discretionary outperformed due to strong stock selection. Amazon continued drawing new customers with its Kindle ebook readers. Shares of Priceline.com Inc. were up as the company increased travel bookings through online resources and expanded its website. A combination of strong sales, good cost control and favorable currency exchange rates drove up profits at Italian luxury handbag maker Prada.

An underweighting to the consumer staples sector was helpful as investors were willing to take on more risk and rotated out of the more-defensive sector.

The only relative detractor was materials, due to negative stock selection.

What is your outlook?

Now that the first phase of a plan to deal with U.S. fiscal problems is behind us, we are reasonably optimistic that the policymakers in Washington will come up with some sort of a compromise on the spending side of the equation. We expect the U.S. economy to grow between 2% to 3% in 2013, encouraged by positive trends in the housing industry and the declining unemployment rate. The main impediments to global growth remain an economic slowdown in China and ongoing sovereign debt problems in Europe. In addition, continuing turmoil in the Middle East carries the potential to escalate into more widespread violence.

The Portfolio remains focused on stocks that we believe can do reasonably well in any economic conditions, following a strategy of bottom-up stock selection that has long served our investors well.

Portfolio Facts

As of December 31, 2012

Net Assets	$57,980,378
NAV	$13.54
NAV - High†	9/19/2012 - $13.92
NAV - Low†	1/4/2012 - $11.60
Number of Holdings: 125
† For the year ended December 31, 2012

Average Annual Total Returns1

As of December 31, 2012

1-Year	5-Year	10-Year
18.66%	2.47%	7.90%

*	The S&P 500/Citigroup Growth Index is a capitalization-weighted index comprised of the highest price-to-book ratio securities in the S&P 500 Index. The S&P 500/Citigroup Growth Index is designed so that approximately one-half of the S&P 500 Index market capitalization is characterized as “value” and the other half as “growth.” The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Large Cap Value Portfolio

Matthew D. Finn, CFA, Portfolio Manager

Thrivent Large Cap Value Portfolio seeks long-term growth of capital.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2012?

Thrivent Large Cap Value Portfolio earned a return of 17.57%, compared with the median return of its peer group, the Lipper Large Cap Value category, of 15.86%. The Portfolio’s market benchmark, the Russell 1000® Value Index, earned a return of 17.51%.

What factors affected the Portfolio’s performance?

Stock selection, which is the focus of our value investment process, drove the Portfolio’s performance. Results were strongest in the energy, health care and consumer discretionary sectors. In the energy sector, the standout performer was EQT Corporation, an integrated natural-gas-focused energy company. EQT was purchased during the second quarter as natural gas prices fell below the marginal cost of production, causing the share prices of natural gas companies to become very weak. In addition, demand for natural gas was temporarily depressed by a warm winter. This created an opportunity as marginal producers cut production, thereby reducing supply, which should lead to increasing prices. We continue to believe the long-term outlook for natural gas demand in the U.S. is very bright.

In the health care sector, health care equipment company Baxter International was a strong performer. In the consumer discretionary sector, auto parts company Delphi Automotive appreciated significantly after coming out of bankruptcy very well-positioned. Both of these companies’ shares remain in the Portfolio.

In aggregate, sector allocation hindered Portfolio performance versus the Russell 1000® Value Index. Underweightings in the financial services and telecommunications services sectors hurt relative performance as these areas performed strongly during the year. The underweighting in financial services is a function of the index’s large weighting in real estate investment trusts (REITs), which is not an area of emphasis for the Portfolio. An underweighting in the utilities sector helped relative performance.

What is your outlook?

We look at the outlook for stocks the same way that we evaluate a company, based on valuation, operating performance and catalysts. Currently, stock valuations are generally attractive, particularly when the level of interest rates is taken into consideration. While the outlook for operating performance varies by industry, our focus is on attractively priced companies that have a long runway for improved earnings. The catalyst for stocks could be improving economies in Europe, China and the U.S.

Portfolio Facts

As of December 31, 2012

Net Assets	$852,642,876
NAV	$12.00
NAV - High†	12/20/2012 - $12.13
NAV - Low†	6/4/2012 - $10.30
Number of Holdings: 56
† For the year ended December 31, 2012

Average Annual Total Returns1

As of December 31, 2012

1-Year	5-Year	10-Year
17.57%	0.41%	7.01%

*

The Russell 1000® Value Index measures the performance of large cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Large Cap Stock Portfolio

David C. Francis, CFA, and Matthew D. Finn, CFA, Portfolio Co-Managers

Thrivent Large Cap Stock Portfolio seeks long-term capital growth.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2012?

Thrivent Large Cap Stock Portfolio earned a return of 14.90%, compared with the median return of its peer group, the Lipper Large Cap Core category, of 15.09%. The Portfolio’s market benchmark, the S&P 500 Index, earned a return of 16.00%.

What factors affected the Portfolio’s performance?

The Portfolio underperformed its benchmark due to poor returns in some of our more specialized energy companies, a modest position in cash compared to a benchmark that holds no cash, and exposure to a pharmaceutical company that did not perform well in the health care segment. Specifically, our positions in equipment companies Weatherford International and Baker Hughes underperformed the energy sector and the broader market. Weatherford shares were impacted by failure to execute well on both an operating and financial basis. In the specialized pharmaceutical segment, Shire PLC also declined due to disappointing sales in certain segments.

Positive contribution came from our holdings in the cable segment, with good returns achieved by both Time Warner Cable and Comcast. Amazon.com also did well in the Portfolio as a holding in the Internet retail segment. In addition, Las Vegas Sands performed well during the period as confidence that an economic recovery in China was taking hold lifted the outlook for gaming in Macau, a substantial source of organic growth for the company. An overweighted position in Oracle aided results as it outperformed both its group and the market. A lack of exposure to Microsoft also was additive as the stock performed poorly. Also, holdings in the financial and consumer sectors offset some of the underperformance of other groups. Diversified financial holdings such as JPMorgan Chase, Citigroup and Wells Fargo had a favorable impact. Wal-Mart Stores performed well in the retail sector; however, poor returns by an early holding in J.C. Penney offset those gains. Altria in the tobacco group and Anheuser-Busch InBev in the brewing segment also lifted returns.

What is your outlook?

As the economic and stock market cycles mature, one must become more cognizant of risks to the outlook, particularly given the nature of the recovery to date. While fiscal policy remains highly uncertain, monetary authorities have provided unprecedented levels of support for financial assets and are committed to doing so for an extended period. This activity does not preclude an adjustment in asset prices should economic activity deteriorate, but we think it does mitigate some of the risk.Housing appears to have stabilized and bank lending is improving—both of which are critical factors in sustaining confidence.

We remain focused on companies with good organic growth as well as strong operating models. We are finding some interesting opportunities outside of the U.S. as many foreign markets have experienced substantial declines relative to U.S. stock prices.

Portfolio Facts

As of December 31, 2012

Net Assets	$622,532,882
NAV	$9.22
NAV - High†	9/14/2012 - $9.39
NAV - Low†	6/1/2012 - $8.20
Number of Holdings: 48
† For the year ended December 31, 2012

Average Annual Total Returns1

As of December 31, 2012

1-Year	5-Year	10-Year
14.90%	-0.69%	4.90%

*	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Large Cap Index Portfolio

Kevin R. Brimmer, FSA, Portfolio Manager

Thrivent Large Cap Index Portfolio seeks total returns that track the performance of the S&P 500 Index.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. While the Portfolio attempts to closely track the S&P 500 Index, it does not exactly duplicate the composition of the index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2012?

Thrivent Large Cap Index Portfolio earned a return of 15.54%, compared with the median return of its peer group, the Lipper S&P 500 Index Objective category, of 15.55%. The Portfolio’s market benchmark, the S&P 500 Index, earned a return of 16.00%.

What factors affected the Portfolio’s performance?

The Portfolio’s holdings are aligned with those in the S&P 500 Index. As typically occurs in an indexed portfolio, the difference in performance between the benchmark index and the Portfolio can largely be attributed to expenses and minor differences in composition.

All of the sectors posted positive returns for the year. Financials, consumer discretionary and telecommunication services were the best-performing sectors in the market over the past 12 months, posting the highest returns. Large-cap stocks slightly underperformed small- and mid-cap stocks over the reporting period, as they typically tend to do during market rallies. The energy and utilities sectors delivered the smallest positive returns for the 12-month period. Because both energy and utilities are lower beta sectors, they were negatively impacted as the market tended to reward the riskier, higher-beta sectors in 2012.

What is your outlook?

These past 12 months showed a market advance through March, then a drop from the highs through the end of the second quarter, a rally during the third quarter and then flat returns over the final three months. Economic data has been improving, including housing, energy prices, durable goods orders, GDP and jobless claims. We also believe the dollar is as low as it should get. Risk levels will likely fluctuate in a range-bound manner. While we anticipate that equities should outperform fixed income, we additionally believe that large-cap companies should outpace their small- and mid-cap counterparts as this cycle matures.

The financial markets appear to be resolving some of the uncertainty and ambiguity surrounding Europe, the fiscal cliff and the debt ceiling. This optimism is tempered by slowing global growth and the current stage of the economic recovery. Barring unforeseen macro events that would precipitate a “risk-off trade,” we are cautiously optimistic about the outlook for equities.

Portfolio Facts

As of December 31, 2012

Net Assets	$303,968,441
NAV	$20.11
NAV - High†	9/14/2012 - $20.54
NAV - Low†	1/3/2012 - $17.99
Number of Holdings: 501
† For the year ended December 31, 2012

Average Annual Total Returns1

As of December 31, 2012

1-Year	5-Year	10-Year
15.54%	1.34%	6.77%

*	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Equity Income Plus Portfolio

David R. Spangler, CFA, and Kevin R. Brimmer, FSA, Portfolio Co-Managers

Thrivent Equity Income Plus Portfolio seeks income plus long-term capital growth.

The Portfolio may invest in, among others, REITs, preferred stocks and foreign (including emerging market) stocks. These investments are subject to unique risks. The Portfolio may also sell covered options on any securities in which the Portfolio invests. Successful use of this strategy can augment portfolio return but can also magnify losses if executed incorrectly. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2012?

Thrivent Equity Income Plus Portfolio earned a return of 13.17%, compared with the median return of its peer group, the Lipper Equity Income category, of 16.41%. The Portfolio’s market benchmark, the S&P 500 Index, earned a return of 16.00%.

What factors affected the Portfolio’s performance?

The Portfolio is constructed as a multi-asset class product in the same way as an asset allocation portfolio, with separate investment strategies for domestic and international dividend equity, domestic and international REITs and preferreds. Together, these asset classes should provide greater diversification than any one asset class alone.

In 2012, the domestic dividend equity portion of the Portfolio trailed its benchmark, with poor stock selection in consumer staples, utilities and financials. The international asset class dividend equity performance was somewhat below benchmark too, with both energy and financials lagging. The Portfolio was underweighted in European banks, which performed very well in the second half of the year, and overweighted in energy, which performed poorly.

Areas that added value during the period included preferreds and the Portfolio’s options buy-write strategy. Within the preferred segment, domestic banks performed very well as overall credit improved throughout the year. Finally, the Portfolio held very little cash, which added to its relative performance versus the peer group.

What is your outlook?

Lost in the headlines about the fiscal cliff and debt ceiling is the fact that economic data has been improving, including housing, energy prices, durable goods orders, GDP and jobless claims. Therefore, we anticipate a positive year for equities relative to bonds. We believe earnings and dividends will drive equity returns, especially companies that generate free cash flow and have a history of capital allocation decisions that enhance shareholder value—such as dividend increases, net share buybacks and net debt reduction.

Additionally, while 2012 was a strong year for domestic equities relative to foreign, we expect 2013 to favor global equities. As the U.S. economy moves toward a later stage recovery, U.S. sectors that are more globally positioned may perform well on a relative basis, including industrials, materials, energy and technology.

Portfolio Facts

As of December 31, 2012

Net Assets	$102,060,934
NAV	$9.82
NAV - High†	10/17/2012 - $9.98
NAV - Low†	6/1/2012 - $8.92
Number of Holdings: 248
† For the year ended December 31, 2012

Average Annual Total Returns1

As of December 31, 2012

1-Year	From Inception 4/30/2008
13.17%	1.13%

*	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Balanced Portfolio

Kevin R. Brimmer, FSA, and Michael G. Landreville, CFA, Portfolio Co-Managers

Thrivent Balanced Portfolio seeks long-term total return through a balance between income and the potential for long-term capital growth.

Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods.The Portfolio is subject to interest-rate risk, credit risk and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2012?

Thrivent Balanced Portfolio earned a total return of 12.42%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, returned 16.00% and 4.22%, respectively.

What factors affected the Portfolio’s performance?

The Portfolio allocated roughly two-thirds of its assets to equities in 2012 and the remainder to fixed-income securities. Both asset classes performed well against a backdrop of low interest rates and slow-but-steady economic growth.

In keeping with its mandate, the equity portion of the Portfolio largely mirrored the performance of the S&P 500 Index, generating a total return of 16.04%.

Financials were the stock market’s best performers with a total return of 28.84%. Banks, in particular, benefited from the Federal Reserve’s decision to keep short-term interest rates low. That allowed banks to earn generous profits, with hefty spreads between what they were paying depositors and what they were earning on loans.

Consumer discretionary stocks and telecommunications stocks also did well, earning 23.92% and 18.44%, respectively, as consumers loosened their purse strings. One of their favorite purchases: smartphones.

Utility stocks, which are countercyclical stocks that tend to do best when the economy slumps, turned in the market’s worst performance as a group, but even they finished the year in the black with a total return of 1.39%.

The fixed-income portion of the Portfolio handily outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, with a return of 6.95%. About half of the differential was explained by the performance of the Portfolio’s nonagency mortgage-backed securities, with the other half attributable to the performance of some of its agency mortgage-backed securities that happened to be among those the Federal Reserve was buying last year as part of its economic stimulus efforts.

What is your outlook?

Political debate over federal tax and spending policy will likely inject some volatility into the financial markets from time to time in 2013. Nonetheless, we expect the economy to continue growing slowly, creating an environment in which stocks and bonds could both post further gains. Returns are unlikely to match those achieved in 2012, especially in the fixed-income markets, where valuations were dauntingly high heading into the new year. Markets could surprise on the upside if policymakers in Washington are able to reach agreement on a meaningful plan to reduce the federal debt, though recent history suggests that it would be imprudent to count on that happening.

Portfolio Facts

As of December 31, 2012

Net Assets	$239,333,946
NAV	$15.42
NAV - High†	4/2/2012 - $15.78
NAV - Low†	6/25/2012 - $14.38
Number of Holdings: 782
† For the year ended December 31, 2012

Average Annual Total Returns1

As of December 31, 2012

1-Year	5-Year	10-Year
12.42%	3.62%	6.33%

*	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent High Yield Portfolio

Paul J. Ocenasek, CFA, Portfolio Manager

Thrivent High Yield Portfolio seeks to achieve a higher level of income. The Portfolio will also consider growth of capital as a secondary objective.

The Portfolio typically invests a majority of its assets in high-yield bonds (commonly referred to as junk bonds). Although high-yield bonds typically have a higher current yield than investment-grade bonds, high-yield bonds are also subject to greater price fluctuations and increased risk of loss of principal than investment-grade bonds. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2012?

Thrivent High Yield Portfolio earned a return of 16.28%, compared with the 14.52% median return of its peer group, the Lipper U.S. High Current Yield category. The Portfolio’s market benchmark, the Barclays U.S. Corporate High Yield Bond Index, earned 15.81%.

What factors affected the Portfolio’s performance?

Economic growth in the U.S. and progress in Europe on managing the Continent’s debt problems emboldened fixed-income investors in 2012. With interest rates on U.S. Treasury securities at historic lows, investors moved aggressively into riskier sectors of the market, including high-yield bonds, in search of income. As a result, cash flows into high-yield mutual funds hit an all-time high, and prices in that sector moved substantially higher, narrowing the spread between high-yield bond yields and Treasury bond yields by nearly 200 basis points. With the economy continuing to grow slowly but persistently, default rates in the high-yield sector remained low throughout the year, hovering in the 2% to 2.5% range. That was well below the long-term average rate, which has been closer to 4%.

The Portfolio’s strong performance relative to its benchmark and peer group was attributable in part to favorable security selection in four industry sectors: transportation services, wireless communications, building materials and housing. The Portfolio also maintained higher allocations to those sectors than its benchmark, and all four performed well. Meanwhile, the Portfolio maintained a smaller allocation to cash than the typical high-yield mutual fund, which further helped its performance relative to its peer group.

The Portfolio’s returns were moderated by an underweighted allocation to bonds with the lowest credit ratings in the high-yield sector, which were among the year’s top performers, and by an underweighted allocation to financials, which also did well.

What is your outlook?

Continued slow economic growth and healthy corporate balance sheets should create a favorable investment environment for the high-yield sector in 2013. Nonetheless, we anticipate several headwinds that will make it difficult for the sector to match last year’s performance.

On the economic front, higher income tax rates for higher earners and potential cuts in government spending could test the economy’s resilience. In the markets themselves, record low yields on high-yield bonds, and record high valuations, leave little room for continued price appreciation. Those low yields also have left many high-yield bonds at risk of being called if their issuers conclude they can replace them with new bonds paying lower rates of interest.

Overall, we think high-yield bonds remain one of the more attractive sectors in the fixed-income markets for 2013. Even if their returns are limited to the coupon they offer—generally 6% or less at the start of the year—they should have an opportunity to generate better returns than their investment-grade counterparts.

Portfolio Facts

As of December 31, 2012

Net Assets	$904,897,423
NAV	$5.05
NAV - High†	12/13/2012 - $5.06
NAV - Low†	1/3/2012 - $4.68
Number of Holdings: 274
† For the year ended December 31, 2012

Average Annual Total Returns1

As of December 31, 2012

1-Year	5-Year	10-Year
16.28%	9.58%	10.14%

*	The Barclays U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Diversified Income Plus Portfolio

Mark L. Simenstad, CFA, David R. Spangler, CFA and Paul J. Ocenasek, CFA, Portfolio Co-Managers

Thrivent Diversified Income Plus Portfolio seeks to maximize income while maintaining prospects for capital appreciation.

The Portfolio may invest in debt or equity securities. Debt securities include high-yield, high-risk securities commonly known as “junk bonds.” High-yield securities are subject to greater price fluctuations and increased risk of loss of principal than investment grade bonds. Debt securities also include mortgage-related and other asset-backed securities, the value of which will be influenced by factors affecting the housing market and the assets underlying such securities. Equity securities are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2012?

Thrivent Diversified Income Plus Portfolio earned a return of 14.48%. The Portfolio’s market benchmarks, the S&P 500, Barclays U.S. Corporate High Yield Bond Index and Barclays U.S. Corporate Investment Grade Index, returned 16.00%, 15.81% and 9.82%, respectively.

What factors affected the Portfolio’s performance?

With yields on U.S. Treasury bonds at or near historic lows, investors looked elsewhere for income driving positive results in virtually every sector of the market in which the Portfolio invests. Nonagency mortgage-backed securities performed particularly well amid improving fundamentals in the housing market: rising home prices, increased housing starts, and moderating foreclosure rates.

Preferred stocks and high-yield debt also performed well as the slowly growing U.S. economy proved sufficient to keep corporate profits healthy. Among preferred stocks, financials did particularly well as banks turned in strong profits.

On the downside, a hedging program aimed at minimizing the volatility of the Portfolio’s returns detracted from performance in 2012 when market volatility proved less than we anticipated.

What is your outlook?

We expect the U.S. economy to continue on its slow-growth trajectory in 2013. Against that backdrop, we are cautiously optimistic about the long-term prospects for the financial markets. We anticipate some near-term volatility in the equity market as policymakers in Washington debate federal tax and spending policy.

In the fixed-income sector, we considered high-yield bonds fully valued heading into 2013. We anticipate underweighting that sector of the market over the course of the year and slightly overweighting preferred stocks, floating-rate bank loans and nonagency mortgage-backed securities.

Because bond valuations rose so high in 2012, and bond yields dipped so low, it will be very difficult for the Portfolio to generate the same level of returns in 2013. Nonetheless, we anticipate that the Portfolio will have an opportunity to generate positive returns for the year.

Portfolio Facts

As of December 31, 2012

Net Assets	$229,706,695
NAV	$7.23
NAV - High†	10/17/2012 - $7.25
NAV - Low†	1/3/2012 - $6.59
Number of Holdings: 412
† For the year ended December 31, 2012

Average Annual Total Returns1,2

As of December 31, 2012

1-Year	5-Year	10-Year
14.48%	6.75%	8.20%

^	Effective April 1, 2012, the Portfolio’s benchmark indices changed from the S&P Dividend Aristocrats Index and the Barclays Aggregate Bond Index to the S&P 500 Index, the Barclays U.S. Corporate High Yield Bond Index and the Barclays U.S. Corporate Investment Grade Index. The Adviser made these benchmark changes in light of the evolving asset mix of the Portfolio’s investment portfolio.
*	The Barclays U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The S&P 500 Dividend Aristocrats Index is an index which measures the performance of large-capitalization companies within the S&P 500 that have followed a policy of consistently increasing dividends every year for at least 25 years. The index portfolio has both capital growth and dividend income characteristics, is equal-weighted and is broadly diversified across sectors. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
****	The Barclays U.S. Corporate Investment Grade Index is an index that measures the performance of investment grade corporate bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
*****	The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
******	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

2	Prior to July 3, 2006, the Portfolio, as a high yield fund, invested primarily in “junk bonds”.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Income Portfolio

Stephen D. Lowe, CFA, Portfolio Manager

Thrivent Income Portfolio seeks a high level of income over the longer term while providing reasonable safety of capital.

The Portfolio is subject to interest rate risk, credit risk related to a company’s underlying financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2012?

Thrivent Income Portfolio earned a return of 10.98%, compared with the median return of its peer group, the Lipper Corporate Debt BBB-Rated category, of 7.26%. The Portfolio’s market benchmark, the Barclays U.S. Aggregate Bond Index, earned a return of 4.22%.

What factors affected the Portfolio’s performance?

Slow-but-steady U.S. economic growth and continued low inflation created a favorable environment for fixed-income assets generally. The Federal Reserve’s efforts to depress Treasury yields helped drive exceptionally strong results in higher-risk sectors of the market, including corporate bonds and nonagency mortgage-backed securities, as investors turned to them in search of higher yields.

The Portfolio’s strong performance relative to its benchmark and peer group was attributable in large part to a lower allocation to Treasuries, which generated modest returns, and a higher allocation to risk assets. Among the Portfolio’s top performers were investment-grade corporate bonds, which earned 12.97%, high-yield corporate bonds, which earned 13.17%, and securitized Asset Bonds, including mortgage-backed securities, which earned 10.91%.

Results within the securitized sector varied dramatically. High-quality mortgage-backed securities issued by government agencies earned 6.04%, for example. Nonagency mortgage-backed securities collectively earned approximately 40%, although they represented only 1.2% of the Portfolio.

Within the corporate bond sector, the Portfolio also benefited from an overweighting in bonds issued by investment-grade financial companies, which collectively generated a return of 16.75%, and from strong security selection within that group.

What is your outlook?

We anticipate that the U.S. economy will continue to grow at a moderate pace in 2013 against a headwind of fiscal tightening and higher tax rates. Given the high valuations in the bond market heading into the year, and the relatively tight spreads between yields on Treasuries and riskier assets, we expect total returns from fixed-income assets will not be able to match those notched in 2012.

By the end of 2013, or at some point in 2014, we anticipate that interest rates will begin to rise as the U.S. economy strengthens.

Over the near term, we anticipate maintaining a moderately overweighted allocation to corporate bonds and other risk assets until we have more clarity on the federal government’s plans for addressing its annual deficits and the growing federal debt. When interest rates finally do begin to show signs of rising, we would expect to introduce more floating-rate debt into the Portfolio via the leveraged loan market. That should help to moderate the negative impact rising interest rates will have on fixed-rate securities.

Portfolio Facts

As of December 31, 2012

Net Assets	$1,575,900,291
NAV	$10.77
NAV - High†	11/8/2012 - $10.82
NAV - Low†	1/4/2012 - $10.07
Number of Holdings: 556
† For the year ended December 31, 2012

Average Annual Total Returns1

As of December 31, 2012

1-Year	5-Year	10-Year
10.98%	7.24%	6.08%

*	The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Bond Index Portfolio

Michael G. Landreville, CFA, Portfolio Manager

Thrivent Bond Index Portfolio strives for investment results similar to the total return of the Barclays U.S. Aggregate Bond Index.

The Portfolio is subject to interest rate risk, credit risk related to a company’s underlying financial position, and prepayment and extension risk. While the Portfolio attempts to closely track the Barclays Capital U.S. Aggregate Bond Index, it does not duplicate the composition of the Index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the securities in their respective indexes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2012?

Thrivent Bond Index Portfolio earned a return of 4.94%, compared with 4.22% for the Portfolio’s market benchmark, the Barclays U.S. Aggregate Bond Index.

What factors affected the Portfolio’s performance?

In seeking to track the performance of its benchmark, the Portfolio invests across many sectors of the fixed-income markets. Many performed well in 2012, helped by an economic environment characterized by slow-but-persistent growth and moderate inflation. Bonds also were helped by Federal Reserve monetary policy, which kept short-term interest rates, and rates on Treasury bonds, extraordinarily low. That sent investors looking elsewhere for attractive yields, driving up the value of many other types of bonds.

Corporate bonds performed well across the board but especially at the lower end of the credit-quality spectrum. For example, while highly rated Aaa and Aa corporate bonds earned 3.56% and 6.62%, respectively, Baa-rated corporates earned 11.33%. Very highly rated Treasury bonds, by contrast, which account for more than a third of the index, earned just 1.98%.

The Portfolio’s outperformance relative to its benchmark was attributable in part to gains on nonagency mortgage-backed securities purchased prior to the credit crisis of 2008. Prices for those securities fell precipitously that year, but continued to rebound in 2012 as the credit markets stabilized. The Portfolio also benefited from its holdings of agency-issued mortgage-backed securities that matched some of those being purchased by the Federal Reserve, whose buying helped drive up their value.

What is your outlook?

Continued slow economic growth and moderate inflation should create a favorable environment for the fixed-income markets in 2013. We expect the Federal Reserve will continue buying Treasury and mortgage-backed securities, and keep short-term interest rates low, in its bid to further stimulate the economy.

Despite these positives, we believe it will be nearly impossible for bond returns in 2013 to match those delivered in 2012, since valuations in most sectors of the market were high heading into the new year.

Political disputes over federal tax and spending policy are likely to inject some volatility into the financial markets from time to time over the course of the year. The offsetting reward would be an agreement by policymakers on a meaningful plan to control spending and reduce the federal debt, which would no doubt cheer investors. Prospects for such reform, however, appear unlikely at best in the current political environment.

Portfolio Facts

As of December 31, 2012

Net Assets	$185,462,170
NAV	$11.39
NAV - High†	6/1/2012 - $11.45
NAV - Low†	3/19/2012 - $11.12
Number of Holdings: 298
† For the year ended December 31, 2012

Average Annual Total Returns1

As of December 31, 2012

1-Year	5-Year	10-Year
4.94%	5.94%	4.90%

*	The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Limited Maturity Bond Portfolio

Michael G. Landreville, CFA, and Gregory R. Anderson, CFA, Portfolio Co-Managers

Thrivent Limited Maturity Bond Portfolio seeks a high level of current income with stability of principal.

The Portfolio is subject to interest rate risk, credit risk related to a company’s underlying financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2012?

Thrivent Limited Maturity Bond Portfolio returned 4.32%, compared with the 2.78% median return for its peer group, the Lipper Short-Intermediate Investment Grade Debt category. The Portfolio’s market benchmark, the Barclays Government/Credit 1-3 Year Bond Index, returned 1.26%.

What factors affected the Portfolio’s performance?

The Portfolio invests at the shorter end of the yield curve, generally in bonds that mature in three years or less. Since the 2008 credit crisis, the Federal Reserve has sought to keep yields in this sector of the marketplace low in an effort to bolster the economy, and has extended its forecast of how long it will keep short-term interest at near-zero levels. This has limited opportunities for returns in high-quality bonds such as Treasury securities.

Meanwhile, investor concerns about the fragility of the global economy, and ongoing uncertainty over the sovereign debt problems in parts of Europe, reduced investor appetite for risk during the first half of the year. Those concerns eased in the second half after central banks in the U.S. and Europe began new rounds of bond purchases aimed at stimulating economic growth, and, in the latter’s case, maintaining the integrity of the eurozone. Those actions helped push yields on U.S. Treasury securities to historic lows. In response, investors turned to bonds with higher credit risk in a search for higher yields.

Relative to its benchmark, the Portfolio was overweighted in three segments of the market that performed well in this environment: investment-grade corporate bonds, high-yield corporate bonds and securitized asset bonds. Within the corporate-bond sector, bonds issued by companies in the financial services sector were among the Portfolio’s top performers.

Relative to its Lipper peer group, we estimate that the Portfolio benefited from favorable security selection in corporate bonds and a heavier allocation to nonagency residential mortgage-backed securities.

What is your outlook?

We anticipate that interest rates will remain fairly stable in the first half of 2013 as the U.S. economy grapples with a variety of headwinds, starting with the political debate over future federal tax and spending policy. We expect the economy to continue growing slowly nonetheless, which will allow for only marginal progress in bringing down the unemployment rate but should help to keep inflation under control. Both developments should help to keep the Fed’s bond purchase program in place, and reinforce the Fed’s commitment to keeping short-term interest rates at near-zero levels.

Still, with bond valuations at extraordinarily high levels at the end of 2012, we believe it is unlikely that returns in 2013 will match those recorded the prior year, either for the Portfolio or fixed-income assets in general. Nonetheless, we are cautiously optimistic that market conditions will be sufficiently favorable to allow the Portfolio to generate a positive return.

Portfolio Facts

As of December 31, 2012

Net Assets	$1,200,013,668
NAV	$9.92
NAV - High†	12/6/2012 - $9.93
NAV - Low†	1/3/2012 - $9.67
Number of Holdings: 276
† For the year ended December 31, 2012

Average Annual Total Returns1

As of December 31, 2012

1-Year	5-Year	10-Year
4.32%	3.40%	3.38%

*	The Barclays Government/Credit 1-3 Year Bond Index is an index that measures the performance of government and corporate fixed-rate debt securities with maturities of 1-3 years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Mortgage Securities Portfolio

Gregory R. Anderson, CFA, and Scott A. Lalim, Portfolio Co-Managers

Thrivent Mortgage Securities Portfolio seeks a combination of current income and long-term capital appreciation.

The risks presented by mortgage securities include, but are not limited to, reinvestment of prepaid principal at lower rates of return. The real estate industry — and therefore, the performance of the Portfolio — is highly sensitive to economic conditions. In addition, the value of mortgage securities may fluctuate in response to changes in interest rates. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2012?

Thrivent Mortgage Securities Portfolio earned a total return of 5.99%, compared with the median return for its peer group, the Lipper U.S. Mortgage category, of 3.02%. The Portfolio’s market benchmark, the Barclays Mortgage-Backed Securities Index, returned 2.59%.

What factors affected the Portfolio’s performance?

Mortgage securities benefited from three major factors in 2012: cheap valuations at the start of the year; improving fundamentals in the U.S. housing market as the year progressed; and attractive yields relative to those available in the U.S. Treasury market.

Prices for nonagency mortgage-backed securities had become depressed in the second half of 2011 as the Federal Reserve sold some of the holdings it had acquired in the bailout of insurance company AIG in 2008. That left those securities with attractive yields heading into 2012 relative to many other fixed-income assets.

Demand for mortgage-backed securities accelerated over the course of the year as the U.S. housing market showed signs of improvement, including rising home prices, an uptick in housing starts, and a decrease in delinquent mortgages. The S&P/Case-Shiller Home Price Indexes showed that home prices rose 4.3% on average in the 12-month period ending in October, outpacing analysts’ expectations. Builders started construction on new homes and apartments that month at the fastest rate in four years, according to the U.S. Commerce Department, and home foreclosures in November dropped to a 71-month low according to RealtyTrac, which monitors that activity.

The Portfolio allocated about 20% of its assets to nonagency mortgage-backed securities in 2012, which outperformed by a wide margin agency mortgage-backed securities—those issued by government-sponsored entities such as Fannie Mae, Freddie Mac and Ginnie Mae. This was the principal reason for the Portfolio’s outperformance relative to its benchmark and peer group. The benchmark holds no nonagency securities, and the peer group, we estimate, allocates only 10% or less of its assets to nonagency securities.

What is your outlook?

We remain optimistic about the prospects for mortgage securities, especially nonagency issues. However, the Federal Reserve announced in September 2012 that it would be purchasing $40 billion of agency mortgage-backed securities monthly until the unemployment rate falls to 6.5% or until the core inflation rate rises to 2.5%. With unemployment at 7.8% in December 2012 and core inflation below 2%, that buying program should provide support for agency securities throughout most if not all of 2013.

Despite that tailwind, high valuations in place at the start of the year will likely compromise Portfolio returns in 2013. We expect returns to be positive for the year, but below those recorded in 2012. In the near term, we anticipate that securities backed by newly issued mortgages, which are targeted for purchase by the Fed, will outperform older securities that have higher refinancing risk. Accordingly, we were emphasizing those newer securities as we headed into 2013.

Portfolio Facts

As of December 31, 2012

Net Assets	$37,272,547
NAV	$10.64
NAV - High†	5/17/2012 - $10.65
NAV - Low†	6/22/2012 - $10.37
Number of Holdings: 56
† For the year ended December 31, 2012

Average Annual Total Returns1

As of December 31, 2012

1-Year	5-Year	From Inception 4/30/2003
5.99%	5.93%	4.88%

*	The Barclays Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities. It is not possible to invest directly in this Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower.

The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Money Market Portfolio

William D. Stouten, Portfolio Manager

Thrivent Money Market Portfolio seeks to achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.

The principal risk of investing in the Portfolio is current income risk — that is, the income the Portfolio receives may fall as a result of a decline in interest rates. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2012?

Thrivent Money Market Portfolio produced a 0.00% return during the period, which mirrored the 0.00% median net return reported by its peer group, the Lipper Money Market category.

What factors affected the Portfolio’s performance?

For a third consecutive year, money market funds generated negligible returns as the Federal Reserve kept the target for the federal funds rate—the rate at which banks borrow from each other overnight—in a range of 0% to 0.25%. This widely followed benchmark sets the tone for short-term interest rates across the credit markets.

With yields on short-term, high-quality securities at historic lows, it was difficult for money market funds to generate positive returns after accounting for trading and operating expenses. As it did last year, the Portfolio’s investment adviser continued to waive fees on the Portfolio to ensure that investors would not experience a negative return. The Portfolio also increased its exposure to floating-rate notes issued by government agencies, allowing it to capture some additional yield without taking on additional credit risk.

In keeping with its conservative mandate, the Portfolio continued to invest in securities offering high credit quality and liquidity. It also held a smaller percentage of foreign securities than many of its competitors.

What is your outlook?

A material improvement in money market returns is unlikely until the Federal Reserve allows its target for the federal funds rate to increase. In December 2012, the Fed announced that it will keep the rate at its current historically low levels until the unemployment rate falls to 6.5%, or until the rate of inflation exceeds 2.5%. The unemployment rate stood at 7.8% in December, while core inflation, the Fed’s preferred measure of inflation, remained well below the Fed’s target. We anticipate that the Fed will keep short-term rates low throughout 2013.

On the regulatory front, the Financial Stability Oversight Council (FSOC) late last year proposed changes for money market funds. One change would allow the net asset values of money market funds to fluctuate, reflecting the market value of their underlying securities, and another would require that the funds establish capital buffers.

An investment in the Thrivent Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Quoted Portfolio Composition is subject to change.

The FSOC has put its proposals out for public comment prior to making any formal recommendations to the

Securities and Exchange Commission. We believe both proposed changes would be positive developments for shareholders and would not result in any noticeable changes to the product from a shareholder’s perspective. We will closely monitor the FSOC’s progress and actively support what we believe to be in the best interest of shareholders and the money market fund industry.

Portfolio Facts

As of December 31, 2012

Net Assets	$148,262,324
NAV	$1.00
Number of Holdings: 86

Average Annual Total Returns1

As of December 31, 2012

1-Year	5-Year	10-Year
0.00%	0.67%	1.79%

Money Market Portfolio Yields *

As of December 31, 2012

Portfolio
7-Day Yield	0.00%
7-Day Yield Gross of Waivers	-0.28%
7-Day Effective Yield	0.00%
7-Day Effective Yield Gross of Waivers	-0.28%

*	Seven-day yields of Thrivent Money Market Portfolio refer to the income generated by an investment in the Portfolio over a specified seven-day period, though they are expressed as annual percentage rates. Effective yields reflect the reinvestment of income. A yield gross of waivers represents what the yield would have been if the Advisor were not waiving or reimbursing certain expenses associated with the Portfolio. Refer to the expense table in the Portfolio’s prospectus for details. Yields are subject to daily fluctuation and should not be considered an indication of future results.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Shareholder Expense Example

(unaudited)

As a shareholder of the Thrivent Series Fund, Inc., you incur ongoing costs, including management fees and other Portfolio expenses. This Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012. Shares in a Portfolio are currently sold, without sales charges, only to separate accounts of Thrivent Financial for Lutherans and Thrivent Life Insurance Company, which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company, and retirement plans sponsored by Thrivent Financial for Lutherans. Expenses associated with these variable contracts and retirement plans are not included in these examples and had these costs been included, your costs would have been higher.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 7/1/2012	Ending Account Value 12/31/2012	Expenses Paid During Period 7/1/2012 - 12/31/2012*	Annualized Expense Ratio
Thrivent Aggressive Allocation Portfolio
Actual	$1,000	$1,066	$2.49	0.48%
Hypothetical**	$1,000	$1,023	$2.43	0.48%
Thrivent Moderately Aggressive Allocation Portfolio
Actual	$1,000	$1,068	$2.07	0.40%
Hypothetical**	$1,000	$1,023	$2.03	0.40%
Thrivent Moderate Allocation Portfolio
Actual	$1,000	$1,059	$2.01	0.39%
Hypothetical**	$1,000	$1,023	$1.97	0.39%
Thrivent Moderately Conservative Allocation Portfolio
Actual	$1,000	$1,047	$2.17	0.42%
Hypothetical**	$1,000	$1,023	$2.14	0.42%
Thrivent Partner Technology Portfolio
Actual	$1,000	$1,053	$5.77	1.12%
Hypothetical**	$1,000	$1,020	$5.68	1.12%
Thrivent Partner Healthcare Portfolio
Actual	$1,000	$1,055	$6.48	1.25%
Hypothetical**	$1,000	$1,019	$6.37	1.25%
Thrivent Natural Resources Portfolio
Actual	$1,000	$1,056	$5.29	1.02%
Hypothetical**	$1,000	$1,020	$5.20	1.02%

	Beginning Account Value 7/1/2012	Ending Account Value 12/31/2012	Expenses Paid During Period 7/1/2012 - 12/31/2012*	Annualized Expense Ratio
Thrivent Partner Emerging Markets Equity Portfolio
Actual	$1,000	$1,146	$7.59	1.41%
Hypothetical**	$1,000	$1,018	$7.13	1.41%
Thrivent Real Estate Securities Portfolio
Actual	$1,000	$1,026	$4.76	0.93%
Hypothetical**	$1,000	$1,020	$4.75	0.93%
Thrivent Partner Small Cap Growth Portfolio
Actual	$1,000	$1,052	$5.11	0.99%
Hypothetical**	$1,000	$1,020	$5.03	0.99%
Thrivent Partner Small Cap Value Portfolio
Actual	$1,000	$1,091	$4.62	0.88%
Hypothetical**	$1,000	$1,021	$4.47	0.88%
Thrivent Small Cap Stock Portfolio
Actual	$1,000	$1,072	$4.00	0.77%
Hypothetical**	$1,000	$1,021	$3.90	0.77%
Thrivent Small Cap Index Portfolio
Actual	$1,000	$1,075	$2.40	0.46%
Hypothetical**	$1,000	$1,023	$2.34	0.46%
Thrivent Mid Cap Growth Portfolio
Actual	$1,000	$1,054	$2.40	0.46%
Hypothetical**	$1,000	$1,023	$2.36	0.46%
Thrivent Partner Mid Cap Value Portfolio
Actual	$1,000	$1,099	$4.42	0.84%
Hypothetical**	$1,000	$1,021	$4.25	0.84%
Thrivent Mid Cap Stock Portfolio
Actual	$1,000	$1,083	$3.82	0.73%
Hypothetical**	$1,000	$1,021	$3.70	0.73%
Thrivent Mid Cap Index Portfolio
Actual	$1,000	$1,090	$2.79	0.53%
Hypothetical**	$1,000	$1,022	$2.70	0.53%
Thrivent Partner Worldwide Allocation Portfolio
Actual	$1,000	$1,129	$5.06	0.95%
Hypothetical**	$1,000	$1,020	$4.81	0.95%
Thrivent Partner Socially Responsible Stock Portfolio
Actual	$1,000	$1,062	$5.09	0.98%
Hypothetical**	$1,000	$1,020	$4.99	0.98%
Thrivent Partner All Cap Growth Portfolio
Actual	$1,000	$1,033	$5.12	1.00%
Hypothetical**	$1,000	$1,020	$5.09	1.00%
Thrivent Partner All Cap Value Portfolio
Actual	$1,000	$1,085	$5.15	0.98%
Hypothetical**	$1,000	$1,020	$4.99	0.98%
Thrivent Partner All Cap Portfolio
Actual	$1,000	$1,060	$5.41	1.04%
Hypothetical**	$1,000	$1,020	$5.30	1.04%
Thrivent Large Cap Growth Portfolio
Actual	$1,000	$1,073	$2.33	0.45%
Hypothetical**	$1,000	$1,023	$2.27	0.45%

	Beginning Account Value 7/1/2012	Ending Account Value 12/31/2012	Expenses Paid During Period 7/1/2012 - 12/31/2012*	Annualized Expense Ratio
Thrivent Partner Growth Stock Portfolio
Actual	$1,000	$1,048	$4.93	0.96%
Hypothetical**	$1,000	$1,020	$4.86	0.96%
Thrivent Large Cap Value Portfolio
Actual	$1,000	$1,103	$3.42	0.65%
Hypothetical**	$1,000	$1,022	$3.29	0.65%
Thrivent Large Cap Stock Portfolio
Actual	$1,000	$1,066	$3.59	0.69%
Hypothetical**	$1,000	$1,022	$3.51	0.69%
Thrivent Large Cap Index Portfolio
Actual	$1,000	$1,058	$2.16	0.42%
Hypothetical**	$1,000	$1,023	$2.13	0.42%
Thrivent Equity Income Plus Portfolio
Actual	$1,000	$1,050	$4.15	0.81%
Hypothetical**	$1,000	$1,021	$4.09	0.81%
Thrivent Balanced Portfolio
Actual	$1,000	$1,048	$2.29	0.44%
Hypothetical**	$1,000	$1,023	$2.26	0.44%
Thrivent High Yield Portfolio
Actual	$1,000	$1,078	$2.33	0.45%
Hypothetical**	$1,000	$1,023	$2.27	0.45%
Thrivent Diversified Income Plus Portfolio
Actual	$1,000	$1,061	$2.63	0.51%
Hypothetical**	$1,000	$1,023	$2.58	0.51%
Thrivent Income Portfolio
Actual	$1,000	$1,052	$2.28	0.44%
Hypothetical**	$1,000	$1,023	$2.24	0.44%
Thrivent Bond Index Portfolio
Actual	$1,000	$1,021	$2.33	0.46%
Hypothetical**	$1,000	$1,023	$2.33	0.46%
Thrivent Limited Maturity Bond Portfolio
Actual	$1,000	$1,020	$2.22	0.44%
Hypothetical**	$1,000	$1,023	$2.22	0.44%
Thrivent Mortgage Securities Portfolio
Actual	$1,000	$1,032	$4.03	0.79%
Hypothetical**	$1,000	$1,021	$4.01	0.79%
Thrivent Money Market Portfolio
Actual	$1,000	$1,000	$1.30	0.26%
Hypothetical**	$1,000	$1,024	$1.32	0.26%

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders

    of the Thrivent Series Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the thirty-six funds constituting the Thrivent Series Fund, Inc. (hereafter referred to as the “Funds”) at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

February 20, 2013

PricewaterhouseCoopers LLP, Suite 1400, 225 South Sixth Street, Minneapolis, MN 55402

T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2012

Shares	Mutual Funds (52.6%)	Value
Equity Mutual Funds (50.1%)
11,254,889	Thrivent Partner Worldwide Allocation Portfolio	$97,000,260
3,498,692	Thrivent Partner Small Cap Growth Portfolio[a]	48,539,108
672,963	Thrivent Partner Small Cap Value Portfolio	14,249,724
1,708,411	Thrivent Small Cap Stock Portfolio[a]	22,415,543
1,575,131	Thrivent Partner Mid Cap Value Portfolio	23,104,644
2,502,383	Thrivent Mid Cap Stock Portfolio	32,744,181
2,732,516	Thrivent Large Cap Value Portfolio	32,787,456
3,091,854	Thrivent Large Cap Stock Portfolio	28,504,425
539,342	Thrivent Equity Income Plus Portfolio	5,294,883

	Total	304,640,224

Fixed Income Mutual Funds (2.5%)
1,783,880	Thrivent High Yield Portfolio	9,008,058
561,795	Thrivent Income Portfolio	6,052,390

	Total	15,060,448

	Total Mutual Funds (cost $344,363,926)	319,700,672

	Common Stock (40.5%)
Consumer Discretionary (6.3%)
10,242	Abercrombie & Fitch Company	491,309
7,956	Amazon.com, Inc.[a,b]	1,998,070
6,100	Ann, Inc.[a]	206,424
3,054	Arctic Cat, Inc.[a]	101,973
4,150	AutoZone, Inc.[a]	1,470,885
3,200	Bally Technologies, Inc.[a]	143,072
4,700	Bed Bath & Beyond, Inc.[a]	262,777
5,950	CBS Corporation	226,398
5,300	Charter Communications, Inc.[a]	404,072
23,300	Cheesecake Factory, Inc.	762,376
12,300	Chico’s FAS, Inc.	227,058
18,700	Children’s Place Retail Stores, Inc.[a]	828,223
4,700	Coinstar, Inc.[a]	244,447
84,898	Comcast Corporation[b]	3,173,487
7,350	Darden Restaurants, Inc.	331,265
15,189	Delphi Automotive plc[a]	580,979
2,400	Dillard’s, Inc.	201,048
19,049	Discovery Communications, Inc.[a]	1,209,231
7,500	DISH Network Corporation	273,000
31,620	Dollar Tree, Inc.[a]	1,282,507
7,100	Expedia, Inc.	436,295
4,800	Express, Inc.[a]	72,432
34,165	Foot Locker, Inc.	1,097,380
13,600	Gap, Inc.	422,144
53,340	GNC Holdings, Inc.	1,775,155
3,700	Hanesbrands, Inc.[a]	132,534
2,880	Harley-Davidson, Inc.	140,659
23,800	Home Depot, Inc.[b]	1,472,030
1,300	HSN, Inc.	71,604
3,590	iShares Dow Jones US Home Construction Index Fund	75,964
49,260	Las Vegas Sands Corporation	2,273,842
18,888	Life Time Fitness, Inc.[a]	929,478
15,819	Limited Brands, Inc.	744,442
26,020	Lowe’s Companies, Inc.	924,230
8,100	Macy’s, Inc.	316,062
8,800	Marriott International, Inc.	327,976
1,700	Marriott Vacations Worldwide Corporation[a]	70,839
24,600	Meredith Corporation	847,470
21,010	News Corporation	551,302
42,200	NIKE, Inc.	2,177,520
6,600	Omnicom Group, Inc.	329,736
6,268	O’Reilly Automotive, Inc.[a]	560,485
1,082	Panera Bread Company[a]	171,854
4,800	Penn National Gaming, Inc.[a]	235,728
13,792	PetSmart, Inc.	942,545
57,768	Pier 1 Imports, Inc.	1,155,360
1,600	Pool Corporation	67,712
300	Priceline.com, Inc.[a]	186,360
12,300	Pulte Group, Inc.[a]	223,368
40,700	Sally Beauty Holdings, Inc.[a]	959,299
11,400	Smith & Wesson Holding Corporation[a]	96,216
7,600	Tempur-Pedic International, Inc.[a]	239,324
6,000	Time Warner Cable, Inc.	583,140
5,900	TJX Companies, Inc.	250,455
25,800	Toll Brothers, Inc.[a]	834,114
9,573	Tractor Supply Company	845,870
2,600	Valassis Communications, Inc.	67,028
2,326	VF Corporation	351,156
4,436	WMS Industries, Inc.[a]	77,630
4,900	Wynn Resorts, Ltd.	551,201

	Total	38,006,540

Consumer Staples (2.4%)
17,030	Anheuser-Busch InBev NV ADR	1,488,592
18,783	Annie’s, Inc.[a]	627,916
15,100	Archer-Daniels-Midland Company	413,589
13,217	British American Tobacco plc ADR	1,338,221
6,900	Bunge, Ltd.	501,561
8,200	Campbell Soup Company	286,098
6,739	Clorox Company	493,430
4,700	Colgate-Palmolive Company	491,338
10,900	Constellation Brands, Inc.[a]	385,751
25,660	CVS Caremark Corporation	1,240,661
2,480	Diageo plc ADR	289,118
2,800	Energizer Holdings, Inc.	223,944
8,700	Herbalife, Ltd.	286,578
30,383	Ingredion, Inc.	1,957,577
3,790	Kimberly-Clark Corporation	319,990
5,553	Kraft Foods Group, Inc.	252,495
16,660	Mondelez International, Inc.	424,330
22,300	Nestle SA	1,454,929
5,300	Nu Skin Enterprises, Inc.	196,365
4,261	Philip Morris International, Inc.	356,390
4,600	Safeway, Inc.	83,214
1,500	Spectrum Brands Holdings, Inc.[a]	67,395
4,626	TreeHouse Foods, Inc.[a]	241,153
8,630	Unilever NV ADR	330,529
1,600	USANA Health Sciences, Inc.[a]	52,688

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (40.5%)	Value
Consumer Staples (2.4%) - continued
7,757	Whole Foods Market, Inc.	$708,447

	Total	14,512,299

Energy (4.9%)
123,391	Alpha Natural Resources, Inc.[a]	1,201,828
2,700	Apache Corporation	211,950
7,600	Baker Hughes, Inc.	310,384
29,304	BP plc ADR	1,220,219
15,400	Cameron International Corporation[a]	869,484
11,770	Chevron Corporation	1,272,808
11,498	Concho Resources, Inc.[a]	926,279
41,400	Consol Energy, Inc.	1,328,940
1,500	CVR Energy, Inc.[a]	73,185
2,600	Delek US Holdings, Inc.	65,832
6,900	Dril-Quip, Inc.[a]	504,045
13,900	Ensco plc	823,992
13,073	EOG Resources, Inc.	1,579,088
8,830	EQT Corporation	520,793
16,800	Exxon Mobil Corporation	1,454,040
32,833	Helix Energy Solutions Group, Inc.[a]	677,673
7,400	Helmerich & Payne, Inc.	414,474
9,800	HollyFrontier Corporation	456,190
99,478	Marathon Oil Corporation	3,049,996
7,800	Marathon Petroleum Corporation	491,400
5,700	National Oilwell Varco, Inc.	389,595
31,100	Oasis Petroleum, Inc.[a]	988,980
4,800	Occidental Petroleum Corporation	367,728
14,198	Oil States International, Inc.[a]	1,015,725
15,300	Patterson-UTI Energy, Inc.	285,039
31,879	Peabody Energy Corporation	848,300
16,800	Petroleo Brasileiro SA ADR	327,096
69,575	Petroleum Geo-Services ASA	1,211,815
1,300	Phillips 66	69,030
7,700	Range Resources Corporation	483,791
22,070	Schlumberger, Ltd.	1,529,230
12,300	SM Energy Company	642,183
20,300	Southwestern Energy Company[a]	678,223
13,800	Ultra Petroleum Corporation[a]	250,194
19,700	Valero Energy Corporation	672,164
231,018	Weatherford International, Ltd.[a]	2,585,091
7,800	Western Refining, Inc.	219,882

	Total	30,016,666

Financials (6.0%)
6,240	ACE, Ltd.	497,952
17,202	Affiliated Managers Group, Inc.[a]	2,238,840
3,600	Allied World Assurance Company Holdings AG	283,680
7,560	Allstate Corporation	303,685
9,500	American Assets Trust, Inc.	265,335
6,000	American Campus Communities, Inc.	276,780
26,900	Ameriprise Financial, Inc.	1,684,747
29,300	Annaly Capital Management, Inc.	411,372
7,000	Aspen Insurance Holdings, Ltd.	224,560
5,900	Axis Capital Holdings, Ltd.	204,376
81,710	Bank of America Corporation	947,836
2,300	Banner Corporation	70,679
13,900	BioMed Realty Trust, Inc.	268,687
4,405	Boston Properties, Inc.	466,093
4,240	Capital One Financial Corporation	245,623
11,300	CapitalSource, Inc.	85,654
14,800	CBL & Associates Properties, Inc.	313,908
50,601	Citigroup, Inc.	2,001,776
24,125	CME Group, Inc.	1,223,379
8,500	Comerica, Inc.	257,890
39,900	DCT Industrial Trust, Inc.	258,951
15,782	Discover Financial Services	608,396
11,300	Douglas Emmett, Inc.	263,290
3,100	Endurance Specialty Holdings, Ltd.	123,039
3,800	Equity Lifestyle Properties, Inc.	255,702
7,689	Equity Residential	435,736
7,800	Extra Space Storage, Inc.	283,842
31,300	Fifth Third Bancorp	475,447
21,627	HCC Insurance Holdings, Inc.	804,741
8,000	Highwoods Properties, Inc.	267,600
21,348	Host Hotels & Resorts, Inc.	334,523
108,400	Huntington Bancshares, Inc.	692,676
19,240	Invesco, Ltd.	501,972
27,523	J.P. Morgan Chase & Company	1,210,186
23,929	Kimco Realty Corporation	462,308
26,050	KKR & Company, LP	396,741
7,731	Lazard, Ltd.	230,693
2,700	M&T Bank Corporation	265,869
23,990	MetLife, Inc.	790,231
3,100	Montpelier Re Holdings, Inc.	70,866
11,200	NASDAQ OMX Group, Inc.	280,112
6,100	Northern Trust Corporation	305,976
19,800	Och-Ziff Capital Management Group, LLC	188,100
12,300	Ocwen Financial Corporation[a]	425,457
11,100	Pebblebrook Hotel Trust	256,410
13,000	Piedmont Office Realty Trust, Inc.	234,650
62,551	Popular, Inc.[a]	1,300,435
4,500	PrivateBancorp, Inc.	68,940
4,800	ProAssurance Corporation	202,512
3,500	Protective Life Corporation	100,030
3,253	Public Storage, Inc.	471,555
3,310	Simon Property Group, Inc.	523,278
9,200	SLM Corporation	157,596
21,200	SPDR S&P 500 ETF Trust	3,021,424
25,500	State Street Corporation	1,198,755
24,350	SVB Financial Group[a]	1,362,869
5,800	T. Rowe Price Group, Inc.	377,754
3,325	Taubman Centers, Inc.	261,744
10,900	Tower Group, Inc.	193,693
5,347	Vornado Realty Trust	428,188
7,186	W.R. Berkley Corporation	271,200
55,342	Wells Fargo & Company[b]	1,891,590
81,915	Zions Bancorporation	1,752,981

	Total	36,280,910

Health Care (4.8%)
1,600	Aetna, Inc.	74,080
2,107	Alexion Pharmaceuticals, Inc.[a]	197,658
24,200	Align Technology, Inc.[a]	671,550
18,080	AmerisourceBergen Corporation	780,694
6,100	Amgen, Inc.	526,552
6,320	Baxter International, Inc.	421,291
16,500	Biogen Idec, Inc.[a,b]	2,420,055
10,900	BioMarin Pharmaceutical, Inc.[a]	536,825

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (40.5%)	Value
Health Care (4.8%) - continued
2,358	C.R. Bard, Inc.	$230,471
13,936	Catamaran Corporation[a]	656,525
6,000	Celgene Corporation[a]	472,320
2,300	Charles River Laboratories International, Inc.[a]	86,181
7,430	CIGNA Corporation	397,208
7,200	Community Health Systems, Inc.	221,328
32,170	Covidien plc	1,857,496
29,300	Endo Pharmaceutical Holdings, Inc.[a]	769,711
30,300	Express Scripts Holding Company[a]	1,636,200
7,000	Gilead Sciences, Inc.[a]	514,150
9,626	HeartWare International, Inc.[a]	808,103
4,800	Illumina, Inc.[a]	266,832
1,600	Jazz Pharmaceuticals, Inc.[a]	85,120
1,700	Life Technologies Corporation[a]	83,436
4,300	MedAssets, Inc.[a]	72,111
7,600	Medicines Company[a]	182,172
27,450	Merck & Company, Inc.	1,123,803
3,554	Mettler-Toledo International, Inc.[a]	686,988
5,183	Onyx Pharmaceuticals, Inc.[a]	391,472
2,400	PAREXEL International Corporation[a]	71,016
6,100	Perrigo Company	634,583
41,344	Pfizer, Inc.[b]	1,036,907
2,248	Pharmacyclics, Inc.[a]	130,159
16,400	Questcor Pharmaceuticals, Inc.	438,208
12,700	ResMed, Inc.	527,939
14,780	Sanofi ADR	700,276
7,100	Santarus, Inc.[a]	77,958
17,100	Shire Pharmaceuticals Group plc ADR	1,576,278
6,300	Spectrum Pharmaceuticals, Inc.	70,497
27,300	Thoratec Corporation[a]	1,024,296
20,940	United Therapeutics Corporation[a]	1,118,615
55,715	UnitedHealth Group, Inc.[b]	3,021,982
13,200	Vertex Pharmaceuticals, Inc.[a]	553,608
53,900	VIVUS, Inc.[a]	723,338
2,200	Waters Corporation[a]	191,664
12,979	Watson Pharmaceuticals, Inc.[a]	1,116,194
4,620	Zimmer Holdings, Inc.	307,969

	Total	29,491,819

Industrials (4.9%)
33,700	Actuant Corporation	940,567
16,950	ADT Corporation	788,005
22,240	AMETEK, Inc.	835,557
9,496	BE Aerospace, Inc.[a]	469,102
9,155	CSX Corporation	180,628
2,300	Deluxe Corporation	74,152
33,424	EMCOR Group, Inc.	1,156,805
2,000	EnerSys[a]	75,260
14,800	Expeditors International of Washington, Inc.	585,340
3,150	FedEx Corporation	288,918
7,227	Flowserve Corporation	1,060,924
8,000	Fortune Brands Home and Security, Inc.[a]	233,760
22,900	GATX Corporation	991,570
10,310	General Electric Company	216,407
33,800	HNI Corporation	1,016,028
36,445	Honeywell International, Inc.	2,313,164
1,800	Huntington Ingalls Industries, Inc.	78,012
6,000	Ingersoll-Rand plc	287,760
56,300	Jacobs Engineering Group, Inc.[a]	2,396,691
15,780	JB Hunt Transport Services, Inc.	942,224
10,918	Kansas City Southern	911,435
3,100	L-3 Communications Holdings, Inc.	237,522
18,300	Landstar System, Inc.	960,018
2,400	Lockheed Martin Corporation	221,496
81,020	Manitowoc Company, Inc.	1,270,394
27,300	Manpower, Inc.	1,158,612
19,000	McDermott International, Inc.[a]	209,380
12,125	Oshkosh Corporation[a]	359,506
26,342	Parker Hannifin Corporation[b]	2,240,651
20,855	Pentair, Ltd.	1,025,023
6,300	Pitney Bowes, Inc.	67,032
700	Portfolio Recovery Associates, Inc.[a]	74,802
22,000	Quanta Services, Inc.[a]	600,380
6,832	Roper Industries, Inc.	761,631
22,100	Southwest Airlines Company	226,304
3,040	SPX Corporation	213,256
7,481	Stericycle, Inc.[a]	697,753
8,100	Swift Transportation Company[a]	73,872
1,700	Trex Company, Inc.[a]	63,291
24,100	Tyco International, Ltd.	704,925
12,428	United Technologies Corporation	1,019,220
28,000	US Airways Group, Inc.[a]	378,000
29,000	Woodward, Inc.	1,105,770

	Total	29,511,147

Information Technology (8.5%)
32,200	Activision Blizzard, Inc.	341,964
17,857	Agilent Technologies, Inc.	731,066
18,955	Akamai Technologies, Inc.[a]	775,449
5,200	Alliance Data Systems Corporation[a]	752,752
13,135	ANSYS, Inc.[a]	884,511
13,200	AOL, Inc.[a]	390,852
13,302	Apple, Inc.[b]	7,090,365
24,384	Applied Materials, Inc.	278,953
37,800	Aruba Networks, Inc.[a]	784,350
190,373	Atmel Corporation[a]	1,246,943
15,057	Autodesk, Inc.[a]	532,265
6,600	BMC Software, Inc.[a]	261,756
25,201	Broadcom Corporation[a]	836,925
30,900	Brocade Communications Systems, Inc.[a]	164,697
1,500	CACI International, Inc.[a]	82,545
26,100	Cavium, Inc.[a]	814,581
19,200	Ciena Corporation[a]	301,440
15,900	Cisco Systems, Inc.	312,435
31,000	Citrix Systems, Inc.[a]	2,038,250
6,300	Computer Sciences Corporation	252,315
21,538	CoreLogic, Inc.[a]	579,803
39,816	eBay, Inc.[a]	2,031,412
4,300	Ebix, Inc.	69,101
42,500	ExactTarget, Inc.[a]	850,000
12,092	F5 Networks, Inc.[a]	1,174,738

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (40.5%)	Value
Information Technology (8.5%) - continued
1,600	Fair Isaac Corporation	$67,248
5,073	Google, Inc.[a,b]	3,598,634
28,300	Informatica Corporation[a]	858,056
1,500	InterDigital, Inc.	61,650
6,598	Itron, Inc.[a]	293,941
2,200	j2 Global, Inc.	67,276
12,410	Juniper Networks, Inc.[a]	244,105
7,941	Lam Research Corporation[a]	286,908
1,200	Manhattan Associates, Inc.[a]	72,408
4,653	Mercadolibre, Inc.	365,586
55,754	Microsoft Corporation[b]	1,490,304
61,902	NetApp, Inc.[a]	2,076,812
2,700	NetScout Systems, Inc.[a]	70,173
4,975	Nice Systems, Ltd. ADR[a]	166,563
36,293	Nuance Communications, Inc.[a]	810,060
93,368	NVIDIA Corporation	1,147,493
29,300	NXP Semiconductors NVa	772,641
103,033	Oracle Corporation[b]	3,433,060
24,066	Plantronics, Inc.	887,313
27,420	QUALCOMM, Inc.[b]	1,700,588
5,230	Red Hat, Inc.[a]	276,981
12,700	Symantec Corporation[a]	238,887
13,300	Synopsys, Inc.[a]	423,472
5,096	Teradata Corporation[a]	315,391
93,338	Teradyne, Inc.[a]	1,576,479
61,810	Texas Instruments, Inc.[b]	1,912,401
20,640	TriQuint Semiconductor, Inc.[a]	99,898
3,600	ValueClick, Inc.[a]	69,876
44,973	VeriFone Systems, Inc.[a]	1,334,799
89,400	Vishay Intertechnology, Inc.[a]	950,322
12,100	Western Digital Corporation	514,129
131	Workday, Inc.[a]	7,139
36,422	Xilinx, Inc.	1,307,550
36,400	Yahoo!, Inc.[a]	724,360

	Total	51,801,971

Materials (1.6%)
2,400	Agrium, Inc.	239,784
5,300	Airgas, Inc.	483,837
3,900	Albemarle Corporation	242,268
5,500	BHP Billiton, Ltd. ADR	431,420
16,100	Buckeye Technologies, Inc.	462,231
6,718	Celanese Corporation	299,152
1,600	CF Industries Holdings, Inc.	325,056
7,000	Cliffs Natural Resources, Inc.	269,920
9,690	Dow Chemical Company	313,181
10,800	Eagle Materials, Inc.	631,800
6,832	FMC Corporation	399,809
51,621	Freeport-McMoRan Copper & Gold, Inc.[b]	1,765,438
16,700	H.B. Fuller Company	581,494
16,900	Huntsman Corporation	268,710
6,300	Mosaic Company	356,769
8,124	Newmont Mining Corporation	377,279
7,210	Nucor Corporation	311,328
7,500	Rio Tinto plc ADR	435,675
5,854	Silgan Holdings, Inc.	243,468
8,653	Silver Wheaton Corporation	312,200
20,670	Steel Dynamics, Inc.	283,799
31,100	SunCoke Energy, Inc.[a]	484,849
6,400	Walter Energy, Inc.	229,632

	Total	9,749,099

Telecommunications Services (0.4%)
39,600	MetroPCS Communications, Inc.[a]	393,624
8,676	SBA Communications Corporation[a]	616,170
30,075	TW Telecom, Inc.[a]	766,010
11,898	Verizon Communications, Inc.	514,826

	Total	2,290,630

Utilities (0.7%)
15,000	Calpine Corporation[a]	271,950
11,400	CMS Energy Corporation	277,932
22,600	NiSource, Inc.	562,514
18,788	NV Energy, Inc.	340,815
21,040	PG&E Corporation	845,387
40,900	PNM Resources, Inc.	838,859
7,700	Public Service Enterprise Group, Inc.	235,620
19,478	Southwest Gas Corporation	826,062
6,300	Wisconsin Energy Corporation	232,155

	Total	4,431,294

	Total Common Stock (cost $226,120,980)	246,092,375

Principal Amount	Long-Term Fixed Income (2.1%)
Asset-Backed Securities (0.1%)
	Renaissance Home Equity Loan Trust
650,000	6.011%, 5/25/2036	394,465

	Total	394,465

Collateralized Mortgage Obligations (0.1%)
	MASTR Alternative Loans Trust
48,738	0.660%, 12/25/2035[c]	25,833
	Residential Asset Securitization Trust
58,277	0.590%, 8/25/2037[c]	18,626
	Sequoia Mortgage Trust
87,960	4.923%, 9/20/2046	14,416
219,139	4.923%, 9/20/2046	180,539
	WaMu Mortgage Pass Through Certificates
85,487	2.697%, 9/25/2036	68,906
131,822	2.773%, 10/25/2036	104,759

	Total	413,079

Commercial Mortgage-Backed Securities (0.1%)
	Credit Suisse Mortgage Capital Certificates
250,000	5.509%, 9/15/2039	270,336
	Government National Mortgage Association
160,080	2.164%, 3/16/2033	162,664
132,652	3.214%, 1/16/2040	139,205

	Total	572,205

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (2.1%)	Value
Financials (0.1%)
	Achmea Hypotheekbank NV
$205,000	3.200%, 11/3/2014[d]	$214,900
	Bank of Nova Scotia
225,000	1.450%, 7/26/2013[d]	226,395
	Canadian Imperial Bank of Commerce
205,000	2.600%, 7/2/2015[d]	215,414
	Dexia Credit Local SA
225,000	2.750%, 4/29/2014[d]	228,174

	Total	884,883

Mortgage-Backed Securities (0.5%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
250,000	2.500%, 1/1/2028[e]	260,899
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
325,000	3.000%, 1/1/2043[e]	339,777
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
488,000	2.500%, 1/1/2028[e]	510,265
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
250,000	3.500%, 1/1/2043[e]	266,533
1,230,000	4.000%, 1/1/2043[e]	1,318,406
589,000	5.000%, 1/1/2043[e]	637,961

	Total	3,333,841

U.S. Government and Agencies (1.2%)
	FDIC Structured Sale Guaranteed Notes
85,000	Zero Coupon, 1/7/2014[d]	84,578
	Federal National Mortgage Association
860,000	1.375%, 11/15/2016	885,963
665,000	0.875%, 12/20/2017	666,299
	Tennessee Valley Authority
165,000	5.250%, 9/15/2039	217,093
	U.S. Treasury Bonds
550,000	4.375%, 5/15/2040	715,945
3,890,000	3.000%, 5/15/2042	3,962,938
	U.S. Treasury Notes
800,000	1.625%, 8/15/2022	794,750

	Total	7,327,566

	Total Long-Term Fixed Income (cost $12,877,858)	12,926,039

Shares or Principal Amount	Short-Term Investments (5.3%)
	Federal Home Loan Bank Discount Notes
2,500,000	0.100%, 1/23/2013[b,f]	2,499,847
200,000	0.138%, 6/7/2013[b,f]	199,880
29,687,438	Thrivent Cash Management Trust	29,687,438

	Total Short-Term Investments (at amortized cost)	32,387,165

	Total Investments (cost $615,749,929) 100.5%	$611,106,251

	Other Assets and Liabilities, Net (0.5%)	(2,917,778)

	Total Net Assets 100.0%	$608,188,473

a	Non-income producing security.
b	At December 31, 2012, $21,674,118 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2012.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2012, the value of these investments was $969,461 or 0.2% of total net assets.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$40,278,679
Gross unrealized depreciation	(46,056,218)

Net unrealized appreciation (depreciation)	$(5,777,539)
Cost for federal income tax purposes	$616,883,790

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2012, in valuing Aggressive Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Mutual Funds
Equity Mutual Funds	304,640,224	304,640,224	—	—
Fixed Income Mutual Funds	15,060,448	15,060,448	—	—
Common Stock
Consumer Discretionary	38,006,540	38,006,540	—	—
Consumer Staples	14,512,299	13,057,370	1,454,929	—
Energy	30,016,666	28,804,851	1,211,815	—
Financials	36,280,910	36,280,910	—	—
Health Care	29,491,819	29,491,819	—	—
Industrials	29,511,147	29,511,147	—	—
Information Technology	51,801,971	51,801,971	—	—
Materials	9,749,099	9,749,099	—	—
Telecommunications Services	2,290,630	2,290,630	—	—
Utilities	4,431,294	4,431,294	—	—
Long-Term Fixed Income
Asset-Backed Securities	394,465	—	394,465	—
Collateralized Mortgage Obligations	413,079	—	413,079	—
Commercial Mortgage-Backed Securities	572,205	—	572,205	—
Financials	884,883	—	884,883	—
Mortgage-Backed Securities	3,333,841	—	3,333,841	—
U.S. Government and Agencies	7,327,566	—	7,327,566	—
Short-Term Investments	32,387,165	29,687,438	2,699,727	—

Total	$611,106,251	$592,813,741	$18,292,510	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	43,015	43,015	—	—

Total Asset Derivatives	$43,015	$43,015	$—	$—

Liability Derivatives
Futures Contracts	3,060,691	2,632,502	428,189	—

Total Liability Derivatives	$3,060,691	$2,632,502	$428,189	$—

There were no significant transfers between Levels during the period ended December 31, 2012. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/ (Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(15)	March 2013	($3,305,814)	($3,307,032)	($1,218)
5-Yr. U.S. Treasury Bond Futures	(80)	March 2013	(9,969,756)	(9,953,125)	16,631
10-Yr. U.S. Treasury Bond Futures	(30)	March 2013	(4,002,096)	(3,983,437)	18,659
30-Yr. U.S. Treasury Bond Futures	55	March 2013	8,210,207	8,112,500	(97,707)
Eurex EURO STOXX 50 Futures	1,159	March 2013	40,433,271	40,005,082	(428,189)
Mini MSCI EAFE Index Futures	10	March 2013	802,425	810,150	7,725
Russell 2000 Index Mini-Futures	(783)	March 2013	(66,178,040)	(66,288,780)	(110,740)
S&P 400 Index Mini-Futures	(698)	March 2013	(70,429,945)	(71,063,380)	(633,435)
S&P 500 Index Futures	336	March 2013	121,077,802	119,288,400	(1,789,402)
Total Futures Contracts					($3,017,676)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2012

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2012, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$7,725
Total Equity Contracts		7,725
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	35,290
Total Interest Rate Contracts		35,290

Total Asset Derivatives		$43,015

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	3,059,473
Total Equity Contracts		3,059,473
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,218
Total Interest Rate Contracts		1,218

Total Liability Derivatives		$3,060,691

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2012, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	2,532,302
Total Equity Contracts		2,532,302
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(8,114)
Total Foreign Exchange Contracts		(8,114)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(394,105)
Total Interest Rate Contracts		(394,105)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	28,858
Total Credit Contracts		28,858

Total		$2,158,941

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2012

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2012, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(3,918,552)
Total Equity Contracts		(3,918,552)
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	76,757
Total Interest Rate Contracts		76,757
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(3,247)
Total Credit Contracts		(3,247)

Total		($3,845,042)

The following table presents Aggressive Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Equity Contracts	$270,777,893	45.3%	N/A	N/A	N/A	N/A
Interest Rate Contracts	12,207,521	2.0	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$94,615	<0.1%	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$45,753	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Aggressive Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at December 31, 2012	Value December 31, 2012	Income Earned January 1, 2012 - December 31, 2012
Partner Small Cap Growth	$43,458,307	$—	$—	3,498,692	$48,539,108	$—
Partner Small Cap Value	14,393,204	87,027	2,000,000	672,963	14,249,724	87,027
Small Cap Stock	20,485,040	—	—	1,708,411	22,415,543	—
Partner Mid Cap Value	19,535,065	176,063	—	1,575,131	23,104,644	176,063
Mid Cap Stock	28,649,596	76,744	—	2,502,383	32,744,181	76,744
Partner Worldwide Allocation	22,849,130	2,266,298	—	11,254,889	97,000,260	1,354,304
Partner International Stock*	59,536,061	2,995,637	—	—	—	2,995,637
Large Cap Value	27,887,419	521,401	—	2,732,516	32,787,456	521,401
Large Cap Stock	24,807,764	279,164	—	3,091,854	28,504,425	279,164
Equity Income Plus	4,678,836	76,166	—	539,342	5,294,883	76,166
High Yield	5,669,944	11,056,890	8,618,088	1,783,880	9,008,058	742,603
Income	6,032,325	2,282,560	2,800,000	561,795	6,052,390	298,927
Limited Maturity Bond	—	4,229,936	4,264,556	—	—	30,843
Cash Management Trust- Collateral Investment	—	5,507,869	5,507,869	—	—	244
Cash Management Trust- Short Term Investment	—	60,298,560	30,611,122	29,687,438	29,687,438	8,233
Total Value and Income Earned	277,982,691				349,388,110	6,647,356

*	Effective July 27, 2012 Partner International Stock Portfolio merged into Partner Worldwide Allocation Portfolio, with Partner Worldwide Allocation Portfolio acquiring the assets and liabilities of the Partner International Stock Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Bank Loans (1.7%)[a]	Value
Basic Materials (0.1%)
	Arch Coal, Inc., Term Loan
$1,041,304	5.750%, 5/16/2018[b,c]	$1,050,582
	FMG Resources August 2006 Pty., Ltd., Term Loan
1,047,375	5.250%, 10/18/2017	1,055,230
	Ineos US Finance, LLC, Term Loan
1,402,645	6.500%, 5/4/2018	1,416,279

	Total	3,522,091

Capital Goods (0.1%)
	ADS Waste Holdings, Inc., Term Loan
1,120,000	5.250%, 10/9/2019	1,132,600
	MRC Global, Inc., Term Loan
798,000	6.250%, 10/24/2019	799,995

	Total	1,932,595

Communications Services (0.5%)
	Atlantic Broadband Penn, Term Loan
640,000	4.500%, 9/10/2019	644,960
	Charter Communications Operating, LLC, Term Loan
734,450	4.000%, 5/15/2019	740,142
	Clear Channel Communications, Inc., Term Loan
1,165,000	3.862%, 1/29/2016	960,216
	Cricket Communications, Inc., Term Loan
160,000	4.750%, 10/10/2019	160,667
	Cumulus Media Holdings, Inc., Term Loan
1,010,000	0.000%, 9/17/2018[b,c]	1,012,212
	Fairpoint Communications, Inc., Term Loan
615,000	4.500%, 1/25/2016[b,c]	593,709
	Intelsat Jackson Holdings SA, Term Loan
1,144,877	4.500%, 4/2/2018	1,153,704
	Level 3 Financing, Inc., Term Loan
1,555,000	4.750%, 8/1/2019	1,561,484
	Liberty Cablevision of Puerto Rico, Ltd., Term Loan
796,000	6.000%, 6/9/2017	799,980
	MCC Georgia, LLC, Term Loan
638,400	4.000%, 1/20/2020	638,132
	SBA Senior Finance II, LLC, Term Loan
480,000	3.750%, 9/28/2019	481,800
	Toys R Us, Inc., Term Loan
1,302,758	5.250%, 5/25/2018	1,244,954
	Univision Communications, Inc., Term Loan
511,650	2.212%, 9/29/2014	510,694
945,000	4.462%, 3/31/2017	928,614
	Van Wagner Communications, Inc., Term Loan
885,000	8.250%, 8/3/2018	893,116
	WideOpenWest Finance, LLC, Term Loan
1,194,000	6.250%, 7/17/2018	1,206,215
	Yankee Cable Acquisition, LLC, Term Loan
616,446	5.250%, 8/26/2016	622,604
	Zayo Group, LLC, Term Loan
1,672,797	5.250%, 7/2/2019	1,691,097

	Total	15,844,300

Consumer Cyclical (0.2%)
	Burlington Coat Factory Warehouse Corporation, Term Loan
1,020,659	5.500%, 2/23/2017	1,027,763
	Chrysler Group, LLC, Term Loan
918,010	6.000%, 5/24/2017	936,113
	MGM Resorts International, Term Loan
780,000	3.667%, 12/13/2019[b,c]	787,605
	Rock Ohio Caesars, LLC, 18 month Delayed Draw
146,667	5.727%, 8/19/2017[b,c]	151,067
	Rock Ohio Caesars, LLC, 6 month Delayed Draw
88,000	5.727%, 8/19/2017[b,c]	90,640
	Rock Ohio Caesars, LLC, Term Loan
1,125,333	8.500%, 8/19/2017	1,159,093
	Seven Seas Cruises S de RL, LLC, Term Loan
1,422,000	6.250%, 12/21/2018	1,439,775

	Total	5,592,056

Consumer Non-Cyclical (0.3%)
	Bausch & Lomb, Inc., Term Loan
796,000	5.250%, 5/17/2019	801,683
	Biomet, Inc., Term Loan
1,020,000	2.407%, 7/25/2017[b,c]	1,024,957
	Ceridian Corporation, Term Loan
960,000	5.959%, 5/9/2017	957,427
	CHS/Community Health Systems, Inc., Term Loan
800,000	3.811%, 1/25/2017	804,296
	DJO Finance, LLC, Term Loan
795,991	6.250%, 9/15/2017	798,976
	Grifols, Inc., Term Loan
794,790	4.500%, 6/1/2017	801,633
	Hologic, Inc., Term Loan
957,600	4.500%, 8/1/2019	968,201
	Reynolds Group Holdings, Inc., Term Loan
159,600	4.750%, 9/28/2018[b,c]	161,336
	Roundy’s Supermarkets, Inc., Term Loan
1,396,457	5.750%, 2/13/2019	1,310,492
	SUPERVALU, Inc., Term Loan
905,000	6.750%, 8/10/2018[b,c]	917,272
	Visant Corporation, Term Loan
1,211,865	5.250%, 12/22/2016	1,098,253

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Bank Loans (1.7%)[a]	Value
Consumer Non-Cyclical (0.3%) - continued
	Warner Chilcott Company, LLC, Term Loan
$ 62,008	4.250%, 3/15/2018	$62,499
	Warner Chilcott Corporation, Term Loan
124,016	4.250%, 3/15/2018	124,998
47,098	4.250%, 3/15/2018	47,471
	WC Luxco Sarl, Term Loan
85,261	4.250%, 3/15/2018	85,936

	Total	9,965,430

Energy (0.1%)
	Cheasapeake Energy Corporation, Term Loan
2,325,000	5.487%, 12/2/2017[b,c]	2,325,581
	NTELOS, Inc., Term Loan
370,000	0.000%, 11/9/2019[b,c]	355,200
	Plains Exploration & Production Company, Term Loan
305,000	4.000%, 10/15/2019	305,955

	Total	2,986,736

Financials (0.1%)
	Nuveen Investments, Inc., Term Loan
925,000	5.769%, 5/13/2017 [b,c]	928,469
245,000	5.811%, 5/13/2017[b,c]	245,857
	WaveDivision Holdings, LLC, Term Loan
1,120,000	5.500%, 8/9/2019	1,130,472

	Total	2,304,798

Technology (0.2%)
	First Data Corporation Extended, Term Loan
1,540,000	4.211%, 3/26/2018	1,462,830
	First Data Corporation, Term Loan
640,000	5.211%, 9/24/2018	626,746
	Freescale Semiconductor, Inc., Term Loan
1,365,909	6.000%, 2/28/2019	1,353,316
	Infor US, Inc., Term Loan
895,905	5.250%, 4/5/2018	903,260
	SunGard Data Systems, Inc., Term Loan
1,195,000	3.630%, 12/4/2019[b,c]	1,203,962

	Total	5,550,114

Transportation (<0.1%)
	Delta Air Lines, Inc., Term Loan
1,288,010	5.500%, 4/20/2017 [b,c]	1,298,469

	Total	1,298,469

Utilities (0.1%)
	Calpine Corporation, Term Loan
1,276,800	4.500%, 10/9/2019	1,287,117
	NGPL PipeCo, LLC, Term Loan
1,152,321	6.750%, 9/15/2017	1,176,808

	Total	2,463,925

	Total Bank Loans (cost $51,216,652)	51,460,514

Shares	Mutual Funds (53.9%)
Equity Mutual Funds (43.6%)
46,787,231	Thrivent Partner Worldwide Allocation Portfolio	403,235,751
5,056,075	Thrivent Partner Small Cap Growth Portfolio[d]	70,145,452
3,460,967	Thrivent Partner Small Cap Value Portfolio	73,284,587
4,528,335	Thrivent Small Cap Stock Portfolio[d]	59,414,925
6,211,851	Thrivent Partner Mid Cap Value Portfolio	91,117,912
14,108,172	Thrivent Mid Cap Stock Portfolio	184,608,248
18,770,587	Thrivent Large Cap Value Portfolio	225,228,272
21,892,974	Thrivent Large Cap Stock Portfolio	201,835,703
2,259,027	Thrivent Equity Income Plus Portfolio	22,177,546

	Total	1,331,048,396

Fixed Income Mutual Funds (10.3%)
23,424,573	Thrivent High Yield Portfolio	118,287,065
13,863,187	Thrivent Income Portfolio	149,352,272
4,693,235	Thrivent Limited Maturity Bond Portfolio	46,577,538

	Total	314,216,875

	Total Mutual Funds (cost $1,669,276,941)	1,645,265,271

	Common Stock (24.5%)
Consumer Discretionary (3.9%)
15,471	Abercrombie & Fitch Company	742,144
33,792	Amazon.com, Inc.[d]	8,486,523
27,900	Ann, Inc.[d]	944,136
14,387	Arctic Cat, Inc.[d]	480,382
17,850	AutoZone, Inc.[d]	6,326,575
14,900	Bally Technologies, Inc.[d]	666,179
21,500	Bed Bath & Beyond, Inc.[d]	1,202,065
13,870	CBS Corporation	527,753
15,700	Charter Communications, Inc.[d]	1,196,968
51,900	Cheesecake Factory, Inc.	1,698,168
56,500	Chico’s FAS, Inc.	1,042,990
44,400	Children’s Place Retail Stores, Inc.[d]	1,966,476
21,700	Coinstar, Inc.[d,e]	1,128,617
361,736	Comcast Corporation	13,521,692
11,174	Darden Restaurants, Inc.	503,612
35,419	Delphi Automotive plc[d]	1,354,777
11,300	Dillard’s, Inc.	946,601
28,662	Discovery Communications, Inc.[d]	1,819,464
21,900	DISH Network Corporation	797,160

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (24.5%)	Value
Consumer Discretionary (3.9%) - continued
57,476	Dollar Tree, Inc.[d]	$2,331,227
32,100	Expedia, Inc.	1,972,545
22,300	Express, Inc.[d]	336,507
77,688	Foot Locker, Inc.	2,495,339
62,500	Gap, Inc.	1,940,000
128,330	GNC Holdings, Inc.	4,270,822
17,100	Hanesbrands, Inc.[d]	612,522
6,730	Harley-Davidson, Inc.	328,693
102,900	Home Depot, Inc.	6,364,365
6,000	HSN, Inc.	330,480
8,380	iShares Dow Jones US Home
	Construction Index Fund	177,321
209,877	Las Vegas Sands Corporation	9,687,922
37,863	Life Time Fitness, Inc.[d]	1,863,238
23,949	Limited Brands, Inc.	1,127,040
60,660	Lowe’s Companies, Inc.	2,154,643
37,400	Macy’s, Inc.	1,459,348
13,100	Marriott International, Inc.	488,237
7,900	Marriott Vacations Worldwide Corporation[d]	329,193
49,200	Meredith Corporation[e]	1,694,940
48,960	News Corporation	1,284,710
180,600	NIKE, Inc.	9,318,960
19,400	Omnicom Group, Inc.	969,224
15,713	O’Reilly Automotive, Inc.[d]	1,405,056
3,218	Panera Bread Company[d]	511,115
13,700	Penn National Gaming, Inc.[d]	672,807
24,680	PetSmart, Inc.	1,686,631
115,388	Pier 1 Imports, Inc.	2,307,760
7,700	Pool Corporation	325,864
1,300	Priceline.com, Inc.[d]	807,560
56,600	Pulte Group, Inc.[d]	1,027,856
174,300	Sally Beauty Holdings, Inc.[d]	4,108,251
52,300	Smith & Wesson Holding Corporation[d,e]	441,412
22,300	Tempur-Pedic International, Inc.[d]	702,227
14,000	Time Warner Cable, Inc.	1,360,660
27,300	TJX Companies, Inc.	1,158,885
52,100	Toll Brothers, Inc.[d]	1,684,393
14,480	Tractor Supply Company	1,279,453
12,100	Valassis Communications, Inc.[e]	311,938
3,438	VF Corporation	519,035
12,753	WMS Industries, Inc.[d]	223,178
7,400	Wynn Resorts, Ltd.	832,426

	Total	118,256,065

Consumer Staples (1.6%)
72,635	Anheuser-Busch InBev NV ADR	6,349,025
37,476	Annie’s, Inc.[d,e]	1,252,823
50,000	Archer-Daniels-Midland Company	1,369,500
56,063	British American Tobacco plc ADR	5,676,379
22,900	Bunge, Ltd.	1,664,601
37,500	Campbell Soup Company[e]	1,308,375
10,339	Clorox Company	757,022
21,900	Colgate-Palmolive Company	2,289,426
50,000	Constellation Brands, Inc.[d]	1,769,500
85,450	CVS Caremark Corporation	4,131,507
5,790	Diageo plc ADR	674,998
12,800	Energizer Holdings, Inc.	1,023,744
40,000	Herbalife, Ltd.[e]	1,317,600
78,451	Ingredion, Inc.	5,054,598
8,870	Kimberly-Clark Corporation	748,894
12,940	Kraft Foods Group, Inc.	588,382
38,820	Mondelez International, Inc.	988,745
95,100	Nestle SA	6,204,654
24,300	Nu Skin Enterprises, Inc.[e]	900,315
9,976	Philip Morris International, Inc.	834,393
21,100	Safeway, Inc.[e]	381,699
7,100	Spectrum Brands Holdings, Inc.[d]	319,003
13,287	TreeHouse Foods, Inc.[d]	692,651
20,140	Unilever NV ADR[e]	771,362
7,400	USANA Health Sciences, Inc.[d,e]	243,682
11,748	Whole Foods Market, Inc.	1,072,945

	Total	48,385,823

Energy (3.1%)
274,443	Alpha Natural Resources, Inc.[d]	2,673,075
8,900	Apache Corporation	698,650
25,300	Baker Hughes, Inc.	1,033,252
78,747	BP plc ADR	3,279,025
23,200	Cameron International Corporation[d]	1,309,872
34,180	Chevron Corporation	3,696,225
24,660	Concho Resources, Inc.[d]	1,986,610
176,700	Consol Energy, Inc.	5,672,070
6,900	CVR Energy, Inc.[d]	336,651
12,100	Delek US Holdings, Inc.	306,372
22,900	Dril-Quip, Inc.[d]	1,672,845
44,000	Ensco plc	2,608,320
45,246	EOG Resources, Inc.	5,465,264
20,610	EQT Corporation	1,215,578
76,900	Exxon Mobil Corporation	6,655,695
80,684	Helix Energy Solutions Group, Inc.[d]	1,665,318
24,600	Helmerich & Payne, Inc.	1,377,846
45,000	HollyFrontier Corporation	2,094,750
357,978	Marathon Oil Corporation	10,975,605
35,700	Marathon Petroleum Corporation	2,249,100
19,000	National Oilwell Varco, Inc.	1,298,650
74,100	Oasis Petroleum, Inc.[d]	2,356,380
16,000	Occidental Petroleum Corporation	1,225,760
33,653	Oil States International, Inc.[d]	2,407,536
44,600	Patterson-UTI Energy, Inc.[e]	830,898
75,509	Peabody Energy Corporation	2,009,295
55,500	Petroleo Brasileiro SA ADR	1,080,585
165,161	Petroleum Geo-Services ASA	2,876,673
6,200	Phillips 66	329,220
11,800	Range Resources Corporation	741,394
88,060	Schlumberger, Ltd.	6,101,677
30,200	SM Energy Company	1,576,742
41,200	Southwestern Energy Company[d]	1,376,492
45,700	Ultra Petroleum Corporation[d,e]	828,541
65,100	Valero Energy Corporation	2,221,212
845,207	Weatherford International, Ltd.[d]	9,457,866
36,000	Western Refining, Inc.[e]	1,014,840

	Total	94,705,884

Financials (3.6%)
14,550	ACE, Ltd.	1,161,090
30,138	Affiliated Managers Group, Inc.[d]	3,922,461

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (24.5%)	Value
Financials (3.6%) - continued
9,700	Allied World Assurance Company Holdings AG	$764,360
17,630	Allstate Corporation	708,197
19,100	American Assets Trust, Inc.	533,463
11,900	American Campus Communities, Inc.	548,947
108,400	Ameriprise Financial, Inc.	6,789,092
134,200	Annaly Capital Management, Inc.	1,884,168
13,900	Aspen Insurance Holdings, Ltd.	445,912
17,400	Axis Capital Holdings, Ltd.	602,736
190,510	Bank of America Corporation	2,209,916
10,500	Banner Corporation	322,665
27,900	BioMed Realty Trust, Inc.	539,307
14,392	Boston Properties, Inc.	1,522,818
9,910	Capital One Financial Corporation	574,086
52,000	CapitalSource, Inc.	394,160
42,800	CBL & Associates Properties, Inc.	907,788
156,987	Citigroup, Inc.	6,210,406
103,170	CME Group, Inc.	5,231,751
39,000	Comerica, Inc.	1,183,260
79,700	DCT Industrial Trust, Inc.	517,253
36,659	Discover Financial Services	1,413,204
22,600	Douglas Emmett, Inc.	526,580
8,900	Endurance Specialty Holdings, Ltd.	353,241
7,500	Equity Lifestyle Properties, Inc.	504,675
25,488	Equity Residential	1,444,405
15,500	Extra Space Storage, Inc.	564,045
143,200	Fifth Third Bancorp	2,175,208
55,972	HCC Insurance Holdings, Inc.	2,082,718
16,000	Highwoods Properties, Inc.	535,200
61,295	Host Hotels & Resorts, Inc.	960,493
427,300	Huntington Bancshares, Inc.	2,730,447
44,860	Invesco, Ltd.	1,170,397
117,160	J.P. Morgan Chase & Company	5,151,525
79,076	Kimco Realty Corporation	1,527,748
60,730	KKR & Company, LP	924,918
22,150	Lazard, Ltd.	660,956
7,900	M&T Bank Corporation[e]	777,913
55,910	MetLife, Inc.	1,841,675
14,400	Montpelier Re Holdings, Inc.	329,184
32,700	NASDAQ OMX Group, Inc.	817,827
18,000	Northern Trust Corporation	902,880
60,600	Och-Ziff Capital Management Group, LLC	575,700
56,400	Ocwen Financial Corporation[d]	1,950,876
22,200	Pebblebrook Hotel Trust	512,820
37,900	Piedmont Office Realty Trust, Inc.	684,095
136,226	Popular, Inc.[d]	2,832,139
20,600	PrivateBancorp, Inc.	315,592
9,600	ProAssurance Corporation	405,024
10,400	Protective Life Corporation	297,232
10,553	Public Storage, Inc.	1,529,763
10,792	Simon Property Group, Inc.	1,706,107
42,300	SLM Corporation	724,599
99,100	SPDR S&P 500 ETF Trust	14,123,732
82,760	State Street Corporation	3,890,548
50,480	SVB Financial Group[d]	2,825,366
8,700	T. Rowe Price Group, Inc.	566,631
6,701	Taubman Centers, Inc.	527,503
21,800	Tower Group, Inc.	387,386
17,715	Vornado Realty Trust	1,418,617
20,896	W.R. Berkley Corporation	788,615
196,644	Wells Fargo & Company	6,721,292
215,431	Zions Bancorporation	4,610,223

	Total	111,762,935

Health Care (3.0%)
7,300	Aetna, Inc.	337,990
3,225	Alexion Pharmaceuticals, Inc.[d]	302,537
48,300	Align Technology, Inc.[d]	1,340,325
27,340	AmerisourceBergen Corporation	1,180,541
28,100	Amgen, Inc.	2,425,592
14,720	Baxter International, Inc.	981,235
71,200	Biogen Idec, Inc.[d]	10,442,904
16,400	BioMarin Pharmaceutical, Inc.[d]	807,700
7,287	C.R. Bard, Inc.	712,231
21,024	Catamaran Corporation[d]	990,441
27,700	Celgene Corporation[d]	2,180,544
10,700	Charles River Laboratories International, Inc.[d]	400,929
11,362	CIGNA Corporation	607,413
33,100	Community Health Systems, Inc.	1,017,494
115,870	Covidien plc	6,690,334
58,500	Endo Pharmaceutical Holdings, Inc.[d]	1,536,795
129,200	Express Scripts Holding Company[d]	6,976,800
32,200	Gilead Sciences, Inc.[d]	2,365,090
19,253	HeartWare International, Inc.[d,e]	1,616,289
14,300	Illumina, Inc.[d,e]	794,937
7,400	Jazz Pharmaceuticals, Inc.[d]	393,680
7,800	Life Technologies Corporation[d]	382,824
19,600	MedAssets, Inc.[d]	328,692
22,400	Medicines Company[d]	536,928
79,310	Merck & Company, Inc.	3,246,952
5,450	Mettler-Toledo International, Inc.[d]	1,053,485
7,889	Onyx Pharmaceuticals, Inc.[d]	595,856
11,100	PAREXEL International Corporation[d]	328,449
9,200	Perrigo Company	957,076
96,367	Pfizer, Inc.	2,416,884
10,223	Pharmacyclics, Inc.[d]	591,912
75,100	Questcor Pharmaceuticals, Inc.[e]	2,006,672
49,300	ResMed, Inc.[e]	2,049,401
34,470	Sanofi ADR	1,633,189
32,600	Santarus, Inc.[d]	357,948
73,000	Shire Pharmaceuticals Group plc ADR	6,729,140
28,800	Spectrum Pharmaceuticals, Inc.[e]	322,272
62,100	Thoratec Corporation[d]	2,329,992
52,867	United Therapeutics Corporation[d]	2,824,155
219,108	UnitedHealth Group, Inc.	11,884,418
52,900	Vertex Pharmaceuticals, Inc.[d]	2,218,626
107,700	VIVUS, Inc.[d,e]	1,445,334
8,100	Waters Corporation[d]	705,672
19,644	Watson Pharmaceuticals, Inc.[d]	1,689,384
13,423	Zimmer Holdings, Inc.	894,777

	Total	91,631,839

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (24.5%)	Value
Industrials (2.5%)
67,200	Actuant Corporation	$1,875,552
65,550	ADT Corporation	3,047,419
33,519	AMETEK, Inc.	1,259,309
14,239	BE Aerospace, Inc.[d]	703,407
26,584	CSX Corporation	524,502
10,700	Deluxe Corporation	344,968
66,614	EMCOR Group, Inc.	2,305,511
9,200	EnerSys[d]	346,196
22,400	Expeditors International of Washington, Inc.	885,920
7,350	FedEx Corporation	674,142
13,236	Flowserve Corporation	1,943,045
12,100	Fortune Brands Home and Security, Inc.[d]	353,562
45,600	GATX Corporation	1,974,480
24,030	General Electric Company	504,390
67,500	HNI Corporation	2,029,050
141,332	Honeywell International, Inc.	8,970,342
8,300	Huntington Ingalls Industries, Inc.	359,722
27,800	Ingersoll-Rand plc	1,333,288
179,920	Jacobs Engineering Group, Inc.[d]	7,659,194
23,806	JB Hunt Transport Services, Inc.	1,421,456
16,256	Kansas City Southern	1,357,051
14,300	L-3 Communications Holdings, Inc.	1,095,666
36,600	Landstar System, Inc.	1,920,036
10,800	Lockheed Martin Corporation	996,732
178,362	Manitowoc Company, Inc.	2,796,716
58,800	Manpower, Inc.	2,495,472
55,700	McDermott International, Inc.[d]	613,814
34,966	Oshkosh Corporation[d]	1,036,742
108,942	Parker Hannifin Corporation	9,266,607
52,309	Pentair, Ltd.	2,570,987
28,800	Pitney Bowes, Inc.[e]	306,432
3,200	Portfolio Recovery Associates, Inc.[d]	341,952
33,400	Quanta Services, Inc.[d]	911,486
10,332	Roper Industries, Inc.	1,151,811
64,700	Southwest Airlines Company	662,528
7,120	SPX Corporation	499,468
11,453	Stericycle, Inc.[d]	1,068,221
37,100	Swift Transportation Company[d]	338,352
7,900	Trex Company, Inc.[d]	294,117
102,500	Tyco International, Ltd.	2,998,125
29,017	United Technologies Corporation	2,379,684
128,300	US Airways Group, Inc.[d,e]	1,732,050
58,000	Woodward, Inc.	2,211,540

	Total	77,561,044

Information Technology (5.3%)
147,200	Activision Blizzard, Inc.	1,563,264
27,005	Agilent Technologies, Inc.	1,105,585
36,764	Akamai Technologies, Inc.[d]	1,504,015
16,200	Alliance Data Systems Corporation[d]	2,345,112
19,664	ANSYS, Inc.[d]	1,324,174
60,700	AOL, Inc.[d]	1,797,327
57,578	Apple, Inc.[f]	30,690,801
70,952	Applied Materials, Inc.	811,691
75,400	Aruba Networks, Inc.[d,e]	1,564,550
367,673	Atmel Corporation[d]	2,408,258
22,708	Autodesk, Inc.[d]	802,728
30,500	BMC Software, Inc.[d]	1,209,630
37,876	Broadcom Corporation[d]	1,257,862
141,300	Brocade Communications Systems, Inc.[d]	753,129
6,800	CACI International, Inc.[d]	374,204
52,100	Cavium, Inc.[d]	1,626,041
28,900	Ciena Corporation[d]	453,730
72,500	Cisco Systems, Inc.	1,424,625
132,500	Citrix Systems, Inc.[d]	8,711,875
28,800	Computer Sciences Corporation	1,153,440
72,447	CoreLogic, Inc.[d]	1,950,273
163,025	eBay, Inc.[d]	8,317,536
20,000	Ebix, Inc.[e]	321,400
85,000	ExactTarget, Inc.[d]	1,700,000
18,184	F5 Networks, Inc.[d]	1,766,576
7,300	Fair Isaac Corporation	306,819
21,873	Google, Inc.[d]	15,516,050
56,600	Informatica Corporation[d]	1,716,112
7,200	InterDigital, Inc.[e]	295,920
19,067	Itron, Inc.[d]	849,435
10,500	j2 Global, Inc.[e]	321,090
35,327	Juniper Networks, Inc.[d]	694,882
11,993	Lam Research Corporation[d]	433,307
5,500	Manhattan Associates, Inc.[d]	331,870
7,076	Mercadolibre, Inc.[e]	555,961
177,249	Microsoft Corporation	4,737,866
239,939	NetApp, Inc.[d]	8,049,953
12,700	NetScout Systems, Inc.[d]	330,073
7,451	Nice Systems, Ltd. ADR[d]	249,459
54,691	Nuance Communications, Inc.[d]	1,220,703
175,069	NVIDIA Corporation	2,151,598
44,200	NXP Semiconductors NVd	1,165,554
368,049	Oracle Corporation	12,263,393
48,104	Plantronics, Inc.	1,773,595
116,811	QUALCOMM, Inc.	7,244,618
7,927	Red Hat, Inc.[d]	419,814
58,400	Symantec Corporation[d]	1,098,504
20,100	Synopsys, Inc.[d]	639,984
7,739	Teradata Corporation[d]	478,967
202,754	Teradyne, Inc.[d]	3,424,515
217,810	Texas Instruments, Inc.	6,739,041
60,558	TriQuint Semiconductor, Inc.[d]	293,101
16,700	ValueClick, Inc.[d]	324,147
83,640	VeriFone Systems, Inc.[d]	2,482,435
178,700	Vishay Intertechnology, Inc.[d]	1,899,581
55,500	Western Digital Corporation	2,358,195
284	Workday, Inc.[d]	15,478
77,852	Xilinx, Inc.	2,794,887
146,100	Yahoo!, Inc.[d]	2,907,390

	Total	163,022,123

Materials (0.9%)
3,600	Agrium, Inc.	359,676
8,000	Airgas, Inc.	730,320
6,000	Albemarle Corporation	372,720
18,200	BHP Billiton, Ltd. ADR	1,427,608
32,100	Buckeye Technologies, Inc.	921,591
10,287	Celanese Corporation	458,080
7,300	CF Industries Holdings, Inc.	1,483,068
23,000	Cliffs Natural Resources, Inc.[e]	886,880
22,600	Dow Chemical Company	730,432
21,700	Eagle Materials, Inc.	1,269,450

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (24.5%)	Value
Materials (0.9%) - continued
10,366	FMC Corporation	$606,618
207,203	Freeport-McMoRan Copper & Gold, Inc.	7,086,343
33,400	H.B. Fuller Company	1,162,988
77,400	Huntsman Corporation	1,230,660
20,800	Mosaic Company	1,177,904
12,133	Newmont Mining Corporation	563,456
16,820	Nucor Corporation	726,288
24,600	Rio Tinto plc ADR[e]	1,429,014
16,562	Silgan Holdings, Inc.	688,814
12,902	Silver Wheaton Corporation	465,504
59,220	Steel Dynamics, Inc.	813,091
62,200	SunCoke Energy, Inc.[d]	969,698
21,200	Walter Energy, Inc.	760,656

	Total	26,320,859

Telecommunications Services (0.2%)
181,100	MetroPCS Communications, Inc.[d]	1,800,134
13,016	SBA Communications Corporation[d]	924,396
45,283	TW Telecom, Inc.[d]	1,153,358
27,719	Verizon Communications, Inc.	1,199,401

	Total	5,077,289

Utilities (0.4%)
68,600	Calpine Corporation[d]	1,243,718
31,500	CMS Energy Corporation	767,970
52,690	NiSource, Inc.	1,311,454
53,169	NV Energy, Inc.	964,486
49,050	PG&E Corporation	1,970,829
81,600	PNM Resources, Inc.	1,673,616
22,400	Public Service Enterprise Group, Inc.	685,440
38,818	Southwest Gas Corporation	1,646,271
28,800	Wisconsin Energy Corporation	1,061,280

	Total	11,325,064

	Total Common Stock (cost $692,479,404)	748,048,925

Principal Amount	Long-Term Fixed Income (10.4%)
Asset-Backed Securities (0.1%)
	Morgan Stanley Capital, Inc.
1,188,844	0.360%, 2/25/2037[g]	629,134
	Renaissance Home Equity Loan Trust
1,775,588	5.746%, 5/25/2036	1,159,100
2,800,000	6.011%, 5/25/2036	1,699,236
1,296,385	5.580%, 11/25/2036	757,342

	Total	4,244,812

Basic Materials (0.2%)
	ArcelorMittal
110,000	5.375%, 6/1/2013	111,105
	Arch Coal, Inc.
775,000	7.000%, 6/15/2019[e]	720,750
	BHP Billiton Finance, Ltd.
58,000	1.000%, 2/24/2015	58,430
	Dow Chemical Company
177,000	5.900%, 2/15/2015	195,271
	FMG Resources Property, Ltd.
775,000	8.250%, 11/1/2019[e,h]	825,375
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
790,000	8.875%, 2/1/2018	811,725
	Inmet Mining Corporation
390,000	7.500%, 6/1/2021[h]	404,625
	International Paper Company
117,000	5.300%, 4/1/2015	127,042
	LyondellBasell Industries NV
805,000	5.000%, 4/15/2019	889,525
	Novelis, Inc.
765,000	8.375%, 12/15/2017	843,412
	Xstrata Finance Canada, Ltd.
116,000	1.800%, 10/23/2015[h]	116,630

	Total	5,103,890

Capital Goods (0.2%)
	Bombardier, Inc.
790,000	5.750%, 3/15/2022[e,h]	811,725
	Case New Holland, Inc.
775,000	7.875%, 12/1/2017	916,438
	Caterpillar Financial Services Corporation
116,000	0.700%, 11/6/2015	115,704
116,000	1.250%, 11/6/2017	115,913
	Eaton Corporation
116,000	0.950%, 11/2/2015[h]	116,353
58,000	1.500%, 11/2/2017[h]	58,118
87,000	4.000%, 11/2/2032[h]	89,480
	John Deere Capital Corporation
120,000	0.700%, 9/4/2015	119,997
	Pentair Finance SA
120,000	1.875%, 9/15/2017[h]	120,353
	RBS Global, Inc.
790,000	8.500%, 5/1/2018	856,162
	Reynolds Group Issuer, Inc.
775,000	6.875%, 2/15/2021	835,062
	Sealed Air Corporation
700,000	8.375%, 9/15/2021[h]	799,750
	Textron, Inc.
150,000	5.600%, 12/1/2017	169,834
	United Technologies Corporation
165,000	6.125%, 7/15/2038	219,676
	UR Financing Escrow Corporation
790,000	7.375%, 5/15/2020[h]	867,025

	Total	6,211,590

Collateralized Mortgage Obligations (0.7%)
	Citigroup Mortgage Loan Trust, Inc.
650,849	5.500%, 11/25/2035	574,899
	CitiMortgage Alternative Loan Trust
2,238,136	5.750%, 4/25/2037	1,864,790
	Countrywide Alternative Loan Trust
582,700	6.500%, 8/25/2036	395,909

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (10.4%)	Value
Collateralized Mortgage Obligations (0.7%) - continued
$436,755	6.000%, 1/25/2037	$361,604
2,055,032	5.500%, 5/25/2037	1,533,701
1,610,580	7.000%, 10/25/2037	1,035,218
	Countrywide Home Loans, Inc.
965,371	5.750%, 4/25/2037	877,968
	Deutsche Alt-A Securities, Inc.
737,380	6.000%, 10/25/2021	677,207
	Deutsche Alt-A Securities, Inc. Alternative Loan Trust
340,559	5.500%, 10/25/2021	348,489
	HomeBanc Mortgage Trust
2,978,007	2.650%, 4/25/2037	1,918,691
	J.P. Morgan Mortgage Trust
200,186	3.002%, 10/25/2036	156,909
2,255,227	6.250%, 8/25/2037	1,560,479
	MASTR Alternative Loans Trust
498,814	6.500%, 7/25/2034	527,687
1,194,076	0.660%, 12/25/2035[g]	632,896
	Merrill Lynch Alternative Note Asset Trust
502,966	6.000%, 3/25/2037	440,251
	Residential Asset Securitization Trust
1,456,936	0.590%, 8/25/2037[g]	465,634
	Sequoia Mortgage Trust
469,120	4.923%, 9/20/2046	76,887
1,314,833	4.923%, 9/20/2046	1,083,236
	WaMu Mortgage Pass Through Certificates
310,861	2.697%, 9/25/2036	250,567
645,931	2.773%, 10/25/2036	513,320
4,337,734	2.423%, 11/25/2036	3,477,908

	Total	18,774,250

Commercial Mortgage-Backed Securities (0.9%)
	Banc of America Commercial Mortgage, Inc.
2,800,000	5.625%, 4/10/2049	3,274,821
3,675,000	5.685%, 6/10/2049	4,259,818
	Bear Stearns Commercial Mortgage Securities, Inc.
1,710,000	5.331%, 2/11/2044	1,935,604
	Citigroup/Deutsche Bank Commercial Mortgage
3,900,000	5.322%, 12/11/2049	4,473,729
	Credit Suisse First Boston Mortgage Securities
2,800,000	5.542%, 1/15/2049	3,183,085
	Credit Suisse Mortgage Capital Certificates
3,350,000	5.509%, 9/15/2039	3,622,502
	Government National Mortgage Association
363,108	2.164%, 3/16/2033	368,971
300,893	3.214%, 1/16/2040	315,757
	Greenwich Capital Commercial Funding Corporation
1,750,000	5.867%, 12/10/2049	1,956,444
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
1,300,000	5.728%, 2/12/2049	1,413,369
	Morgan Stanley Capital, Inc.
900,000	5.406%, 3/15/2044	972,322
	Wachovia Bank Commercial Mortgage Trust
2,100,000	5.603%, 10/15/2048	2,300,073

	Total	28,076,495

Communications Services (0.5%)
	AMC Networks, Inc.
700,000	7.750%, 7/15/2021	801,500
	America Movil SAB de CV
116,000	3.125%, 7/16/2022	117,908
	American Tower Corporation
145,000	5.050%, 9/1/2020	162,610
	AT&T, Inc.
247,000	2.400%, 8/15/2016	257,762
	British Telecommunications plc
150,000	2.000%, 6/22/2015	154,203
	Cablevision Systems Corporation
775,000	8.625%, 9/15/2017	903,844
	CBS Corporation
116,000	8.875%, 5/15/2019	156,456
	CC Holdings GS V, LLC
58,000	2.381%, 12/15/2017[h]	58,284
	CCO Holdings, LLC
775,000	7.000%, 1/15/2019	836,031
	CenturyLink, Inc.
240,000	5.800%, 3/15/2022	253,710
	Clear Channel Worldwide Holdings, Inc.
790,000	6.500%, 11/15/2022[h]	819,625
	Comcast Corporation
75,000	4.650%, 7/15/2042	79,055
	Cox Communications, Inc.
115,000	3.250%, 12/15/2022[h]	118,595
	Crown Castle Towers, LLC
100,000	4.174%, 8/15/2017[h]	109,737
	Digicel, Ltd.
490,000	8.250%, 9/1/2017[h]	524,300
300,000	7.000%, 2/15/2020[h]	321,000
	Dish DBS Corporation
640,000	4.625%, 7/15/2017	667,200
640,000	5.875%, 7/15/2022	688,000
	Frontier Communications Corporation
700,000	8.125%, 10/1/2018	805,000
	Hughes Satellite Systems Corporation
775,000	6.500%, 6/15/2019	854,438
	Intelsat Jackson Holdings SA
775,000	7.250%, 4/1/2019	833,125
	NBCUniversal Media, LLC
179,000	2.875%, 4/1/2016	188,710
58,000	2.875%, 1/15/2023	58,247
	News America, Inc.
120,000	3.000%, 9/15/2022[h]	120,540

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (10.4%)	Value
Communications Services (0.5%) - continued
	Nippon Telegraph & Telephone Corporation
$ 120,000	1.400%, 7/18/2017	$121,452
	SBA Telecommunications, Inc.
75,000	5.750%, 7/15/2020[h]	79,688
	SBA Tower Trust
105,000	5.101%, 4/17/2017[h]	118,395
	Sprint Nextel Corporation
340,000	9.000%, 11/15/2018[h]	419,900
480,000	6.000%, 11/15/2022	493,200
	Telefonica Emisiones SAU
120,000	3.729%, 4/27/2015	123,288
	Time Warner Cable, Inc.
120,000	3.500%, 2/1/2015	126,737
	Univision Communications, Inc.
605,000	6.750%, 9/15/2022[h]	624,662
	UPCB Finance V, Ltd.
775,000	7.250%, 11/15/2021[h]	852,500
	Verizon Communications, Inc.
87,000	1.100%, 11/1/2017	86,609
247,000	5.500%, 2/15/2018	296,615
87,000	2.450%, 11/1/2022	87,029
58,000	3.850%, 11/1/2042	57,047
	Virgin Media Finance plc
790,000	5.250%, 2/15/2022	837,400
	Vivendi SA
180,000	2.400%, 4/10/2015[h]	183,595
	Vodafone Group plc
124,000	1.250%, 9/26/2017	123,625

	Total	14,521,622

Consumer Cyclical (0.3%)
	Amazon.com, Inc.
58,000	1.200%, 11/29/2017	57,681
116,000	2.500%, 11/29/2022	114,332
	American Honda Finance Corporation
60,000	1.000%, 8/11/2015[h]	60,338
	Chrysler Group, LLC
735,000	8.000%, 6/15/2019[e]	801,150
	Federated Retail Holdings, Inc.
75,000	5.900%, 12/1/2016	88,126
	Ford Motor Credit Company, LLC
124,000	12.000%, 5/15/2015	152,210
906,000	5.000%, 5/15/2018	999,713
	Host Hotels and Resorts, LP
640,000	6.000%, 11/1/2020	704,000
	Hyundai Capital America
116,000	1.625%, 10/2/2015[h]	116,697
	Lennar Corporation
700,000	12.250%, 6/1/2017	939,750
	Limited Brands, Inc.
595,000	5.625%, 2/15/2022	647,063
	Macy’s Retail Holdings, Inc.
57,000	3.875%, 1/15/2022	60,755
58,000	4.300%, 2/15/2043	56,434
	MGM Resorts International
800,000	7.625%, 1/15/2017[e]	856,000
	Royal Caribbean Cruises, Ltd.
770,000	5.250%, 11/15/2022	814,275
	Service Corporation International
715,000	8.000%, 11/15/2021	879,450
	Six Flags Entertainment Corporation
1,075,000	5.250%, 1/15/2021[h]	1,075,000
	The Walt Disney Company
116,000	1.100%, 12/1/2017	116,243
	Time Warner, Inc.
98,000	3.150%, 7/15/2015	103,635
	Toyota Motor Credit Corporation
75,000	1.750%, 5/22/2017	76,802
	Toys R Us Property Company II, LLC
770,000	8.500%, 12/1/2017	816,200
	TRW Automotive, Inc.
69,000	7.250%, 3/15/2017[h]	79,436
	Viacom, Inc.
60,000	1.250%, 2/27/2015	60,586
	Western Union Company
116,000	2.375%, 12/10/2015	116,537

	Total	9,792,413

Consumer Non-Cyclical (0.4%)
	AbbVie, Inc.
116,000	1.200%, 11/6/2015[h]	116,775
58,000	1.750%, 11/6/2017[h]	58,631
87,000	2.000%, 11/6/2018[h]	88,125
	Amgen, Inc.
80,000	4.850%, 11/18/2014	86,093
	Anheuser-Busch InBev
	Worldwide, Inc.
60,000	0.800%, 7/15/2015	60,157
58,000	1.375%, 7/15/2017	58,611
	BAT International Finance plc
150,000	1.400%, 6/5/2015[h]	152,151
	Biomet, Inc.
800,000	6.500%, 10/1/2020[h]	795,000
	Boston Scientific Corporation
160,000	5.450%, 6/15/2014	170,101
	Bunge Limited Finance
	Corporation
60,000	3.200%, 6/15/2017	62,618
	Celgene Corporation
90,000	1.900%, 8/15/2017	91,616
90,000	3.250%, 8/15/2022	91,745
	Community Health Systems, Inc.
715,000	8.000%, 11/15/2019	773,988
	ConAgra Foods, Inc.
180,000	1.350%, 9/10/2015	179,994
	CVS Caremark Corporation
73,000	6.125%, 9/15/2039	93,422
	Express Scripts Holding Company
120,000	2.750%, 11/21/2014[h]	123,791
120,000	3.125%, 5/15/2016	126,515
	Fresenius Medical Care US Finance II, Inc.
700,000	5.625%, 7/31/2019[h]	751,625
	Gilead Sciences, Inc.
110,000	2.400%, 12/1/2014	113,435
110,000	3.050%, 12/1/2016	117,813

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (10.4%)	Value
Consumer Non-Cyclical (0.4%) - continued
	Grifols, Inc.
$800,000	8.250%, 2/1/2018	$881,000
	HCA, Inc.
790,000	5.875%, 3/15/2022	859,125
	Heineken NV
58,000	0.800%, 10/1/2015[h]	58,108
58,000	1.400%, 10/1/2017[h]	57,825
29,000	4.000%, 10/1/2042[h]	28,048
	JBS USA, LLC
760,000	7.250%, 6/1/2021[h]	761,900
	Kraft Foods, Inc.
150,000	1.625%, 6/4/2015[h]	152,665
	Laboratory Corporation of America Holdings
120,000	2.200%, 8/23/2017	123,173
	Libbey Glass, Inc.
140,000	6.875%, 5/15/2020	150,500
	Lorillard Tobacco Company
120,000	2.300%, 8/21/2017	121,339
	McKesson Corporation
58,000	0.950%, 12/4/2015	58,082
	Mylan, Inc.
116,000	7.875%, 7/15/2020[h]	137,084
	Rite Aid Corporation
1,005,000	7.500%, 3/1/2017	1,032,638
	Roche Holdings, Inc.
120,000	7.000%, 3/1/2039[h]	180,808
	SABMiller Holdings, Inc.
181,000	1.850%, 1/15/2015[h]	184,563
	Safeway, Inc.
135,000	5.000%, 8/15/2019	145,244
	Spectrum Brands Holdings, Inc.
700,000	9.500%, 6/15/2018	794,500
	Teva Pharmaceutical Finance Company BV
80,000	2.400%, 11/10/2016	83,370
	Teva Pharmaceutical Finance IV, LLC
137,000	1.700%, 11/10/2014	140,153
	Tyson Foods, Inc.
150,000	4.500%, 6/15/2022	162,377
	Valeant Pharmaceuticals International
775,000	6.875%, 12/1/2018[h]	835,063

	Total	11,059,771

Energy (0.2%)
	BP Capital Markets plc
58,000	0.700%, 11/6/2015	57,917
174,000	1.375%, 11/6/2017	174,153
116,000	4.500%, 10/1/2020	133,686
	Concho Resources, Inc.
1,430,000	5.500%, 10/1/2022	1,508,650
	Denbury Resources, Inc.
775,000	6.375%, 8/15/2021	852,500
	EOG Resources, Inc.
120,000	2.625%, 3/15/2023	120,844
	Harvest Operations Corporation
960,000	6.875%, 10/1/2017	1,065,600
	Linn Energy, LLC
775,000	7.750%, 2/1/2021	825,375
	Marathon Oil Corporation
174,000	0.900%, 11/1/2015	174,140
	Marathon Petroleum Corporation
120,000	3.500%, 3/1/2016	127,741
	Murphy Oil Corporation
87,000	2.500%, 12/1/2017	87,537
	Phillips 66
136,000	2.950%, 5/1/2017[h]	144,138
	Pioneer Natural Resources Company
60,000	5.875%, 7/15/2016	68,033
	SandRidge Energy, Inc.
800,000	7.500%, 2/15/2023	856,000
	Suncor Energy, Inc.
107,000	6.100%, 6/1/2018	130,521
	Transocean, Inc.
60,000	5.050%, 12/15/2016	66,805
120,000	6.000%, 3/15/2018	139,175
	Valero Energy Corporation
120,000	7.500%, 4/15/2032	153,960
	Weatherford International, Ltd.
180,000	6.750%, 9/15/2040	204,118

	Total	6,890,893

Financials (0.6%)
	ABN Amro North American Holding Preferred Capital Repackage Trust I
58,000	3.407%, 12/29/2049[g,h,i]	58,000
	Achmea Hypotheekbank NV
283,000	3.200%, 11/3/2014[h]	296,666
	Aetna, Inc.
58,000	1.500%, 11/15/2017	58,117
23,000	2.750%, 11/15/2022	22,811
	Ally Financial, Inc.
790,000	5.500%, 2/15/2017	845,113
	American Express Centurion Bank
130,000	0.875%, 11/13/2015	129,904
	American Express Credit Corporation
75,000	2.375%, 3/24/2017	78,474
	American International Group, Inc.
180,000	2.375%, 8/24/2015	185,240
177,000	3.800%, 3/22/2017	191,573
	ANZ National International, Ltd. of London
181,000	3.125%, 8/10/2015[h]	189,658
	Associated Banc Corporation
60,000	1.875%, 3/12/2014	60,009
	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
58,000	4.125%, 11/9/2022[h]	59,015
	Bank of America Corporation
253,000	7.750%, 8/15/2015	286,768
174,000	1.500%, 10/9/2015	174,890
120,000	5.750%, 8/15/2016	131,224
180,000	5.750%, 12/1/2017	209,807
120,000	5.650%, 5/1/2018	139,613

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (10.4%)	Value
Financials (0.6%) - continued
	Bank of New York Mellon Corporation
$58,000	0.700%, 10/23/2015	$57,785
	Bank of Nova Scotia
450,000	1.450%, 7/26/2013[h]	452,790
	Barclays Bank plc
150,000	6.050%, 12/4/2017[h]	165,958
	BBVA US Senior SAU
87,000	4.664%, 10/9/2015	89,203
	Berkshire Hathaway, Inc.
160,000	1.600%, 5/15/2017	163,085
	BlackRock, Inc.
75,000	1.375%, 6/1/2015	76,170
	BNP Paribas SA
176,000	2.375%, 9/14/2017	178,525
	Canadian Imperial Bank of Commerce
465,000	2.600%, 7/2/2015[h]	488,622
	Capital One Capital V
120,000	10.250%, 8/15/2039	120,000
	Capital One Financial Corporation
116,000	2.150%, 3/23/2015	118,406
174,000	6.150%, 9/1/2016	199,060
	CIT Group, Inc.
800,000	4.250%, 8/15/2017	823,794
	Citigroup, Inc.
310,000	5.000%, 9/15/2014	326,147
180,000	4.750%, 5/19/2015	194,046
180,000	6.000%, 8/15/2017	212,066
100,000	8.500%, 5/22/2019	134,464
	CNA Financial Corporation
145,000	7.350%, 11/15/2019	181,865
	Credit Suisse New York, NY
180,000	5.500%, 5/1/2014	191,519
	DDR Corporation
175,000	9.625%, 3/15/2016	214,830
	Developers Diversified Realty Corporation
640,000	7.875%, 9/1/2020	820,435
	Dexia Credit Local SA
450,000	2.750%, 4/29/2014[h]	456,348
	Duke Realty, LP
60,000	3.875%, 10/15/2022	61,096
	Eksportfinans ASA
80,000	3.000%, 11/17/2014	79,365
111,000	5.500%, 5/25/2016	115,544
	Fifth Third Bancorp
136,000	5.450%, 1/15/2017	152,377
	General Electric Capital Corporation
177,000	2.150%, 1/9/2015	181,803
116,000	1.000%, 12/11/2015	116,467
127,000	0.551%, 1/8/2016[g]	125,528
55,000	1.180%, 5/9/2016[g]	55,070
80,000	2.300%, 4/27/2017	82,950
120,000	3.150%, 9/7/2022	122,603
180,000	6.750%, 3/15/2032	233,772
	Goldman Sachs Group, Inc.
181,000	3.700%, 8/1/2015	191,026
58,000	1.600%, 11/23/2015	58,408
182,000	0.760%, 3/22/2016[g]	176,661
	Hartford Financial Services Group, Inc.
30,000	7.300%, 11/1/2015	34,144
35,000	5.500%, 10/15/2016	39,175
177,000	4.000%, 10/15/2017	193,355
	HCP, Inc.
145,000	2.625%, 2/1/2020	144,434
	Health Care REIT, Inc.
58,000	2.250%, 3/15/2018	57,951
	HSBC Holdings plc
100,000	6.500%, 5/2/2036	124,938
	HSBC USA, Inc.
116,000	1.625%, 1/16/2018	116,105
	Icahn Enterprises, LP
940,000	8.000%, 1/15/2018	1,009,325
	ING Bank NV
75,000	2.000%, 9/25/2015[h]	75,555
116,000	3.750%, 3/7/2017[h]	123,281
	ING Capital Funding Trust III
100,000	3.911%, 12/29/2049[g,i]	94,937
	J.P. Morgan Chase & Company
175,000	4.650%, 6/1/2014	184,381
116,000	1.875%, 3/20/2015	118,086
116,000	3.450%, 3/1/2016	123,193
180,000	2.000%, 8/15/2017	183,869
	J.P. Morgan Chase Bank NA
166,000	0.640%, 6/13/2016[g]	161,379
	KeyBank NA
174,000	7.413%, 5/6/2015	195,745
	Liberty Mutual Group, Inc.
60,000	4.950%, 5/1/2022[h]	65,393
116,000	6.500%, 5/1/2042[h]	130,504
	Liberty Property, LP
87,000	3.375%, 6/15/2023	86,083
	Lloyds TSB Bank plc
116,000	6.500%, 9/14/2020[h]	128,177
	Morgan Stanley
120,000	4.750%, 4/1/2014[e]	124,257
145,000	6.000%, 5/13/2014	153,551
252,000	4.750%, 3/22/2017	274,922
100,000	6.250%, 8/28/2017	114,455
203,000	4.875%, 11/1/2022	210,185
	Murray Street Investment Trust I
210,000	4.647%, 3/9/2017	227,146
	Omega Healthcare Investors, Inc.
640,000	5.875%, 3/15/2024	678,400
	PNC Funding Corporation
116,000	3.300%, 3/8/2022	122,289
	Prudential Financial, Inc.
87,000	5.625%, 6/15/2043	90,158
	Realty Income Corporation
58,000	2.000%, 1/31/2018	57,952
	Regions Bank
300,000	7.500%, 5/15/2018	361,875
	Reinsurance Group of America, Inc.
105,000	5.625%, 3/15/2017	118,601
58,000	5.000%, 6/1/2021	63,864
	Royal Bank of Scotland Group plc
120,000	5.050%, 1/8/2015	124,175

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (10.4%)	Value
Financials (0.6%) - continued
$180,000	2.550%, 9/18/2015	$184,214
	Santander US Debt SAU
150,000	3.724%, 1/20/2015[h]	150,681
	Simon Property Group, Inc.
116,000	1.500%, 2/1/2018[h]	115,345
	SLM Corporation
58,000	6.250%, 1/25/2016	63,075
	Societe Generale SA
120,000	5.200%, 4/15/2021[h]	132,999
	Svenska Handelsbanken AB
115,000	3.125%, 7/12/2016	122,027
	Toronto-Dominion Bank
360,000	2.200%, 7/29/2015[h]	375,120
	U.S. Bancorp
80,000	1.650%, 5/15/2017	81,512
	UBS AG/Stamford, Connecticut
116,000	5.875%, 12/20/2017	138,070
	UnitedHealth Group, Inc.
58,000	0.850%, 10/15/2015	58,190
29,000	1.400%, 10/15/2017	29,045
	Wachovia Corporation
275,000	5.625%, 10/15/2016	315,295
	WEA Finance, LLC
177,000	5.700%, 10/1/2016[h]	202,117
	Wells Fargo & Company
115,000	2.100%, 5/8/2017	118,895

	Total	18,733,095

Foreign Government (<0.1%)
	Export-Import Bank of Korea
116,000	1.250%, 11/20/2015	116,193
	Kommunalbanken AS
175,000	2.750%, 5/5/2015[h]	183,820
	Korea Finance Corporation
60,000	2.250%, 8/7/2017	60,744
	Kreditanstalt fuer Wiederaufbau
205,000	0.219%, 6/17/2013[g]	205,008
	Sweden Government International Bond
100,000	0.375%, 12/22/2015[h]	99,830

	Total	665,595

Mortgage-Backed Securities (2.4%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
9,360,000	2.500%, 1/1/2028[c]	9,768,038
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
8,525,000	3.000%, 1/1/2043[c]	8,912,622
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
10,820,000	2.500%, 1/1/2028[c]	11,313,662
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
10,045,000	3.500%, 1/1/2043[c]	10,709,304
14,972,500	4.000%, 1/1/2043[c]	16,048,648
16,272,500	5.000%, 1/1/2043[c]	17,625,152

	Total	74,377,426

Technology (0.1%)
	Amkor Technology, Inc.
700,000	6.625%, 6/1/2021	698,250
	Computer Sciences Corporation
90,000	2.500%, 9/15/2015	91,769
	Equinix, Inc.
700,000	8.125%, 3/1/2018	771,750
	First Data Corporation
790,000	7.375%, 6/15/2019[h]	817,650
	Freescale Semiconductor, Inc.
580,000	9.250%, 4/15/2018[h]	633,650
	Hewlett-Packard Company
120,000	2.125%, 9/13/2015	119,917
136,000	2.600%, 9/15/2017	132,485
	Intel Corporation
116,000	4.000%, 12/15/2032	115,303
	Microsoft Corporation
58,000	0.875%, 11/15/2017	57,695
116,000	2.125%, 11/15/2022	114,864
	Oracle Corporation
116,000	1.200%, 10/15/2017	116,344
58,000	2.500%, 10/15/2022	58,522
	Samsung Electronics America, Inc.
195,000	1.750%, 4/10/2017[h]	197,291
	Xerox Corporation
120,000	7.200%, 4/1/2016	137,805

	Total	4,063,295

Transportation (0.2%)
	Avis Budget Car Rental, LLC
715,000	8.250%, 1/15/2019	790,075
	Burlington Northern Santa Fe, LLC
45,000	3.050%, 9/1/2022	46,505
	Continental Airlines, Inc.
1,020,000	6.750%, 9/15/2015[h]	1,071,000
80,000	4.150%, 4/11/2024	84,700
	CSX Corporation
126,000	6.250%, 4/1/2015	141,090
	Delta Air Lines, Inc.
179,000	6.750%, 5/23/2017	184,370
30,000	4.750%, 5/7/2020	31,950
	ERAC USA Finance, LLC
116,000	1.400%, 4/15/2016[h]	116,778
	Hertz Corporation
715,000	6.750%, 4/15/2019	780,244
	Kansas City Southern de Mexico SA de CV
160,000	8.000%, 2/1/2018	176,400
	Navios Maritime Acquisition Corporation
700,000	8.625%, 11/1/2017	656,250
	Navios Maritime Holdings, Inc.
640,000	8.875%, 11/1/2017	638,400

	Total	4,717,762

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (10.4%)	Value
U.S. Government and Agencies (3.4%)
	FDIC Structured Sale Guaranteed Notes
$185,000	Zero Coupon, 1/7/2014[h]	$184,081
	Federal Agricultural Mortgage Corporation
360,000	2.125%, 9/15/2015	373,861
	Federal Home Loan Banks
2,830,000	0.375%, 1/29/2014	2,835,589
	Federal Home Loan Mortgage Corporation
400,000	1.750%, 9/10/2015	414,655
2,835,000	0.750%, 1/12/2018	2,815,799
	Federal National Mortgage Association
1,725,000	1.250%, 2/27/2014	1,748,006
920,000	0.500%, 5/27/2015	923,340
700,000	4.375%, 10/15/2015	777,246
2,800,000	0.375%, 12/21/2015[e]	2,796,528
1,870,000	1.375%, 11/15/2016	1,926,455
1,535,000	0.875%, 12/20/2017	1,537,998
405,000	6.250%, 5/15/2029	581,819
	Tennessee Valley Authority
390,000	5.250%, 9/15/2039	513,129
	U.S. Treasury Bonds
920,000	7.625%, 2/15/2025	1,483,500
5,000,000	6.500%, 11/15/2026	7,592,970
2,250,000	4.375%, 5/15/2040	2,928,868
18,795,000	3.000%, 5/15/2042	19,147,406
560,000	2.750%, 8/15/2042	540,750
	U.S. Treasury Bonds, TIPS
98,174	2.375%, 1/15/2025	132,436
64,214	2.125%, 2/15/2040	94,224
	U.S. Treasury Notes
175,000	0.250%, 4/30/2014	175,075
5,815,000	0.750%, 6/15/2014	5,860,200
2,250,000	0.125%, 7/31/2014	2,246,220
6,410,000	2.500%, 4/30/2015	6,736,513
1,390,000	2.625%, 2/29/2016	1,487,408
3,250,000	1.000%, 10/31/2016[j]	3,311,951
3,350,000	3.250%, 3/31/2017[j]	3,725,304
8,950,000	0.750%, 6/30/2017	9,003,145
11,200,000	0.875%, 7/31/2019	11,061,747
8,840,000	1.625%, 8/15/2022	8,781,992
	U.S. Treasury Notes, TIPS
508,809	1.625%, 1/15/2015	540,570
453,206	0.125%, 4/15/2017	485,319
664,085	2.625%, 7/15/2017	795,761
557,935	1.875%, 7/15/2019	679,068
486,427	1.125%, 1/15/2021	571,324
597,887	0.125%, 1/15/2022	649,269

	Total	105,459,526

Utilities (0.2%)
	AES Corporation
775,000	7.375%, 7/1/2021	860,250
	American Electric Power Company, Inc.
116,000	1.650%, 12/15/2017	116,406
	CenterPoint Energy, Inc.
160,000	6.850%, 6/1/2015	180,596
	Crosstex Energy, LP/Crosstex Energy Finance Corporation
700,000	8.875%, 2/15/2018	756,000
	DCP Midstream Operating, LP
58,000	2.500%, 12/1/2017	57,691
	Energy Transfer Partners, LP
180,000	4.650%, 6/1/2021	197,772
	Enterprise Products Operating, LLC
180,000	1.250%, 8/13/2015	181,105
	Exelon Corporation
135,000	4.900%, 6/15/2015	146,951
	FirstEnergy Solutions Corporation
255,000	4.800%, 2/15/2015	273,843
	ITC Holdings Corporation
155,000	5.875%, 9/30/2016[h]	176,148
	Kinder Morgan Energy Partners, LP
120,000	5.300%, 9/15/2020	139,868
120,000	5.000%, 8/15/2042	127,173
	MarkWest Energy Partners, LP
800,000	5.500%, 2/15/2023	868,000
	MidAmerican Energy Holdings Company
120,000	6.500%, 9/15/2037	159,386
	NextEra Energy Capital Holdings, Inc.
180,000	1.200%, 6/1/2015	181,280
	NiSource Finance Corporation
180,000	5.950%, 6/15/2041	207,870
	NRG Energy, Inc.
710,000	6.625%, 3/15/2023[h]	759,700
	ONEOK Partners, LP
60,000	2.000%, 10/1/2017	60,499
78,000	8.625%, 3/1/2019	103,564
	Pacific Gas & Electric Company
177,000	5.625%, 11/30/2017	213,697
	PPL Capital Funding, Inc.
116,000	3.500%, 12/1/2022	118,076
	Sempra Energy
177,000	6.150%, 6/15/2018	217,148
	Williams Partners, LP
60,000	7.250%, 2/1/2017	72,890
60,000	5.250%, 3/15/2020	69,117

	Total	6,245,030

	Total Long-Term Fixed Income (cost $310,674,114)	318,937,465

Shares	Collateral Held for Securities Loaned (1.1%)
34,779,781	Thrivent Cash Management Trust	34,779,781

	Total Collateral Held for Securities Loaned (cost $34,779,781)	34,779,781

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2012

Shares or Principal Amount	Short-Term Investments (11.7%)	Value
	Federal Home Loan Bank Discount Notes
2,500,000	0.070%, 1/18/2013[f,k]	$2,499,917
500,000	0.075%, 2/6/2013[f,k]	499,963
16,100,000	0.135%, 6/7/2013[f,k]	16,090,549
333,230,361	Thrivent Cash Management Trust	333,230,361
	U.S. Treasury Bills
6,000,000	0.120%, 1/17/2013[f,k]	5,999,667

	Total Short-Term Investments (at amortized cost)	358,320,457

	Total Investments (cost $3,116,747,349) 103.3%	$3,156,812,413

	Other Assets and Liabilities, Net (3.3%)	(100,822,034)

	Total Net Assets 100.0%	$3,055,990,379

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	All or a portion of the security is on loan.
f	At December 31, 2012, $33,618,576 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
g	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2012.
h	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2012, the value of these investments was $22,424,203 or 0.7% of total net assets.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
j	At December 31, 2012, $201,989 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$156,532,171
Gross unrealized depreciation	(120,176,949)

Net unrealized appreciation (depreciation)	$36,355,222
Cost for federal income tax purposes	$3,120,457,191

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2012, in valuing Moderately Aggressive Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	3,522,091	—	3,522,091	—
Capital Goods	1,932,595	—	1,932,595	—
Communications Services	15,844,300	—	15,844,300	—
Consumer Cyclical	5,592,056	—	5,592,056	—
Consumer Non-Cyclical	9,965,430	—	9,965,430	—
Energy	2,986,736	—	2,986,736	—
Financials	2,304,798	—	2,304,798	—
Technology	5,550,114	—	5,550,114	—
Transportation	1,298,469	—	1,298,469	—
Utilities	2,463,925	—	2,463,925	—
Mutual Funds
Equity Mutual Funds	1,331,048,396	1,331,048,396	—	—
Fixed Income Mutual Funds	314,216,875	314,216,875	—	—
Common Stock
Consumer Discretionary	118,256,065	118,256,065	—	—
Consumer Staples	48,385,823	42,181,169	6,204,654	—
Energy	94,705,884	91,829,211	2,876,673	—
Financials	111,762,935	111,762,935	—	—
Health Care	91,631,839	91,631,839	—	—
Industrials	77,561,044	77,561,044	—	—
Information Technology	163,022,123	163,022,123	—	—
Materials	26,320,859	26,320,859	—	—
Telecommunications Services	5,077,289	5,077,289	—	—
Utilities	11,325,064	11,325,064	—	—
Long-Term Fixed Income
Asset-Backed Securities	4,244,812	—	4,244,812	—
Basic Materials	5,103,890	—	5,103,890	—
Capital Goods	6,211,590	—	6,211,590	—
Collateralized Mortgage Obligations	18,774,250	—	18,774,250	—
Commercial Mortgage-Backed Securities	28,076,495	—	28,076,495	—
Communications Services	14,521,622	—	14,521,622	—
Consumer Cyclical	9,792,413	—	9,792,413	—
Consumer Non-Cyclical	11,059,771	—	11,059,771	—
Energy	6,890,893	—	6,890,893	—
Financials	18,733,095	—	18,733,095	—
Foreign Government	665,595	—	665,595	—
Mortgage-Backed Securities	74,377,426	—	74,377,426	—
Technology	4,063,295	—	4,063,295	—
Transportation	4,717,762	—	4,717,762	—
U.S. Government and Agencies	105,459,526	—	105,459,526	—
Utilities	6,245,030	—	6,245,030	—
Collateral Held for Securities Loaned	34,779,781	34,779,781	—	—
Short-Term Investments	358,320,457	333,230,361	25,090,096	—

Total	$3,156,812,413	$2,752,243,011	$404,569,402	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	182,893	182,893	—	—
Credit Default Swaps	412,079	—	412,079	—

Total Asset Derivatives	$594,972	$182,893	$412,079	$—

Liability Derivatives
Futures Contracts	7,835,424	6,067,249	1,768,175	—

Total Liability Derivatives	$7,835,424	$6,067,249	$1,768,175	$—

There were no significant transfers between Levels during the period ended December 31, 2012. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2012

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(110)	March 2013	($24,242,634)	($24,251,563)	($8,929)
5-Yr. U.S. Treasury Bond Futures	(560)	March 2013	(69,788,292)	(69,671,874)	116,418
10-Yr. U.S. Treasury Bond Futures	(10)	March 2013	(1,334,032)	(1,327,812)	6,220
30-Yr. U.S. Treasury Bond Futures	355	March 2013	52,993,154	52,362,500	(630,654)
Eurex EURO STOXX 50 Futures	4,786	March 2013	166,966,037	165,197,862	(1,768,175)
Mini MSCI EAFE Index Futures	78	March 2013	6,258,915	6,319,170	60,255
Russell 2000 Index Mini-Futures	(825)	March 2013	(69,727,820)	(69,844,500)	(116,680)
S&P 400 Index Mini-Futures	(1,178)	March 2013	(118,863,145)	(119,932,180)	(1,069,035)
S&P 500 Index Futures	792	March 2013	285,397,675	281,179,800	(4,217,875)
S&P 500 Index Mini-Futures	187	March 2013	13,302,011	13,277,935	(24,076)
Total Futures Contracts					($7,652,531)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 19, 5 Year, at 5.00%; Bank of America	Buy	12/20/2017	$28,000,000	$363,691	($157,693)	$205,998
CDX HY, Series 19, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Buy	12/20/2017	16,200,000	210,421	(91,237)	119,184
CDX HY, Series 19, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Buy	12/20/2017	11,800,000	153,353	(66,456)	86,897
Total Credit Default Swaps					($315,386)	$412,079

1	As the buyer of protection, Moderately Aggressive Allocation Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderately Aggressive Allocation Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Moderately Aggressive Allocation Portfolio could be required to make as the seller or receive as the buyer of protection.
3	The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2012

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2012, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$60,255
Total Equity Contracts		60,255
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	122,638
Total Interest Rate Contracts		122,638
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	412,079
Total Credit Contracts		412,079

Total Asset Derivatives		$594,972

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	7,826,495
Total Equity Contracts		7,826,495
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	8,929
Total Interest Rate Contracts		8,929

Total Liability Derivatives		$7,835,424

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2012, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	29,352,663
Total Equity Contracts		29,352,663
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(12,300)
Total Foreign Exchange Contracts		(12,300)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	2,065,339
Total Interest Rate Contracts		2,065,339
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	694,620
Total Credit Contracts		694,620

Total		$32,100,322

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2012

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2012, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(10,284,992)
Total Equity Contracts		(10,284,992)
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	444,010
Total Interest Rate Contracts		444,010
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	258,575
Total Credit Contracts		258,575

Total		($9,582,407)

The following table presents Moderately Aggressive Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Equity Contracts	$534,744,373	18.3%	N/A	N/A	N/A	N/A
Interest Rate Contracts	84,886,054	2.9	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$265,142	<0.1%	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$1,968,316	0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Aggressive Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at December 31, 2012	Value December 31, 2012	Income Earned January 1, 2012 - December 31, 2012
Partner Small Cap Growth	$62,803,020	$—	$—	5,056,075	$70,145,452	$—
Partner Small Cap Value	64,077,118	447,567	—	3,460,967	73,284,587	447,567
Small Cap Stock	54,297,906	—	—	4,528,335	59,414,925	—
Partner Mid Cap Value	77,040,544	694,339	—	6,211,851	91,117,912	694,339
Mid Cap Stock	161,523,408	432,674	—	14,108,172	184,608,248	432,674
Partner Worldwide Allocation	136,290,534	37,148,910	—	46,787,231	403,235,751	5,651,933
Partner International Stock*	178,908,630	9,002,028	—	—	—	9,002,028
Large Cap Value	191,568,241	3,581,679	—	18,770,587	225,228,272	3,581,679
Large Cap Stock	175,660,184	1,976,722	—	21,892,974	201,835,703	1,976,722
Equity Income Plus	19,597,241	319,019	—	2,259,027	22,177,546	319,019
High Yield	105,113,270	7,616,631	3,773,709	23,424,573	118,287,065	8,030,258
Income	183,615,301	6,894,448	54,283,192	13,863,187	149,352,272	7,266,798
Limited Maturity Bond	104,562,151	1,313,170	61,548,967	4,693,235	46,577,538	1,354,358
Cash Management Trust- Collateral Investment	—	137,629,733	102,849,952	34,779,781	34,779,781	216,568
Cash Management Trust- Short Term Investment	—	420,549,082	87,318,721	333,230,361	333,230,361	66,709
Total Value and Income Earned	1,515,057,548				2,013,275,413	39,040,652

*	Effective July 27, 2012 Partner International Stock Portfolio merged into Partner Worldwide Allocation Portfolio, with Partner Worldwide Allocation Portfolio acquiring the assets and liabilities of the Partner International Stock Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Bank Loans (2.2%)[a]	Value
Basic Materials (0.1%)
	Arch Coal, Inc., Term Loan
$2,537,168	5.750%, 5/16/2018[b,c]	$2,559,775
	FMG Resources August 2006 Pty., Ltd., Term Loan
2,214,450	5.250%, 10/18/2017	2,231,058
	Ineos US Finance, LLC, Term Loan
3,453,376	6.500%, 5/4/2018	3,486,943

	Total	8,277,776

Capital Goods (0.1%)
	ADS Waste Holdings, Inc., Term Loan
2,375,000	5.250%, 10/9/2019	2,401,719
	MRC Global, Inc., Term Loan
1,690,762	6.250%, 10/24/2019	1,694,989

	Total	4,096,708

Communications Services (0.7%)
	Atlantic Broadband Penn, Term Loan
1,355,000	4.500%, 9/10/2019	1,365,501
	Charter Communications Operating, LLC, Term Loan
1,513,562	4.000%, 5/15/2019	1,525,292
	Clear Channel Communications, Inc., Term Loan
2,410,000	3.862%, 1/29/2016	1,986,370
	Cricket Communications, Inc., Term Loan
335,000	4.750%, 10/10/2019	336,397
	Cumulus Media Holdings, Inc., Term Loan
3,530,000	0.000%, 9/17/2018[b,c]	3,537,731
	Fairpoint Communications, Inc., Term Loan
2,120,000	4.500%, 1/25/2016[b,c]	2,046,605
	Intelsat Jackson Holdings SA, Term Loan
2,371,652	4.500%, 4/2/2018	2,389,938
	Level 3 Financing, Inc., Term Loan
3,305,000	4.750%, 8/1/2019	3,318,782
	Liberty Cablevision of Puerto Rico, Ltd., Term Loan
1,686,525	6.000%, 6/9/2017	1,694,958
	MCC Georgia, LLC, Term Loan
1,351,613	4.000%, 1/20/2020	1,351,045
	SBA Senior Finance II, LLC, Term Loan
1,020,000	3.750%, 9/28/2019	1,023,825
	Toys R Us, Inc., Term Loan
2,719,207	5.250%, 5/25/2018	2,598,556
	Univision Communications, Inc., Term Loan
1,087,257	2.212%, 9/29/2014	1,085,224
1,885,000	4.462%, 3/31/2017	1,852,314
	Van Wagner Communications, Inc., Term Loan
2,210,000	8.250%, 8/3/2018	2,230,266
	WideOpenWest Finance, LLC, Term Loan
2,527,300	6.250%, 7/17/2018	2,553,154
	Yankee Cable Acquisition, LLC, Term Loan
1,309,948	5.250%, 8/26/2016	1,323,034
	Zayo Group, LLC, Term Loan
3,544,744	5.250%, 7/2/2019	3,583,523

	Total	35,802,515

Consumer Cyclical (0.2%)
	Burlington Coat Factory Warehouse Corporation, Term Loan
2,135,117	5.500%, 2/23/2017	2,149,977
	Chrysler Group, LLC, Term Loan
1,890,604	6.000%, 5/24/2017	1,927,887
	MGM Resorts International, Term Loan
2,670,000	6.297%, 12/13/2019[b,c]	2,696,033
	Rock Ohio Caesars, LLC, 18 month Delayed Draw
310,000	5.739%, 8/19/2017[b,c]	319,300
	Rock Ohio Caesars, LLC, 6 month Delayed Draw
186,000	5.739%, 8/19/2017[b,c]	191,580
	Rock Ohio Caesars, LLC, Term Loan
2,384,000	8.500%, 8/19/2017	2,455,520
	Seven Seas Cruises S de RL, LLC, Term Loan
3,011,875	6.250%, 12/21/2018	3,049,524

	Total	12,789,821

Consumer Non-Cyclical (0.4%)
	Bausch & Lomb, Inc., Term Loan
1,686,525	5.250%, 5/17/2019	1,698,567
	Biomet, Inc., Term Loan
2,645,000	3.486%, 7/25/2017[b,c]	2,657,855
	Ceridian Corporation, Term Loan
2,035,000	5.959%, 5/9/2017	2,029,546
	CHS/Community Health Systems, Inc., Term Loan
1,695,000	3.811%, 1/25/2017	1,704,102
	DJO Finance, LLC, Term Loan
1,686,505	6.250%, 9/15/2017	1,692,829
	Grifols, Inc., Term Loan
1,683,961	4.500%, 6/1/2017	1,698,460
	Hologic, Inc., Term Loan
2,029,912	4.500%, 8/1/2019	2,052,384
	Reynolds Group Holdings, Inc., Term Loan
339,150	4.750%, 9/28/2018[b,c]	342,840
	Roundy’s Supermarkets, Inc., Term Loan
2,902,314	5.750%, 2/13/2019	2,723,648
	SUPERVALU, Inc., Term Loan
2,730,000	6.750%, 8/10/2018[b,c]	2,767,019
	Visant Corporation, Term Loan
2,541,482	5.250%, 12/22/2016	2,303,218

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Bank Loans (2.2%)[a]	Value
Consumer Non-Cyclical (0.4%) - continued
	Warner Chilcott Company, LLC, Term Loan
$131,767	4.250%, 3/15/2018	$132,811
	Warner Chilcott Corporation, Term Loan
263,534	4.250%, 3/15/2018	265,621
100,083	4.250%, 3/15/2018	100,875
	WC Luxco Sarl, Term Loan
181,180	4.250%, 3/15/2018	182,614

	Total	22,352,389

Energy (0.1%)
	Cheasapeake Energy Corporation, Term Loan
5,600,000	5.371%, 12/2/2017[b,c]	5,601,400
	NTELOS, Inc., Term Loan
1,275,000	0.000%, 11/9/2019[b,c]	1,224,000
	Plains Exploration & Production Company, Term Loan
690,000	4.000%, 10/15/2019	692,160

	Total	7,517,560

Financials (0.1%)
	Nuveen Investments, Inc., Term Loan
2,125,000	4.649%, 5/13/2017 [b,c]	2,132,969
1,000,000	5.811%, 5/13/2017[b,c]	1,003,500
	WaveDivision Holdings, LLC, Term Loan
2,375,000	5.500%, 8/9/2019	2,397,206

	Total	5,533,675

Technology (0.3%)
	First Data Corporation Extended, Term Loan
4,025,000	4.211%, 3/26/2018	3,823,307
	First Data Corporation, Term Loan
1,355,000	5.211%, 9/24/2018	1,326,938
	Freescale Semiconductor, Inc., Term Loan
3,279,489	6.000%, 2/28/2019	3,249,252
	Infor US, Inc., Term Loan
1,851,547	5.250%, 4/5/2018	1,866,748
	SunGard Data Systems, Inc., Term Loan
3,875,000	3.568%, 12/4/2019[b,c]	3,904,063

	Total	14,170,308

Transportation (0.1%)
	Delta Air Lines, Inc., Term Loan
3,165,605	5.500%, 4/20/2017 [b,c]	3,191,309

	Total	3,191,309

Utilities (0.1%)
	Calpine Corporation, Term Loan
2,703,225	4.500%, 10/9/2019	2,725,067
	NGPL PipeCo, LLC, Term Loan
2,449,286	6.750%, 9/15/2017	2,501,333

	Total	5,226,400

	Total Bank Loans (cost $118,429,410)	118,958,461

Shares	Mutual Funds (51.0%)
Equity Mutual Funds (27.1%)
53,338,438	Thrivent Partner Worldwide Allocation Portfolio	459,697,332
5,698,281	Thrivent Partner Small Cap Growth Portfolio[d]	79,055,103
4,264,932	Thrivent Partner Small Cap Value Portfolio	90,308,232
3,596,908	Thrivent Small Cap Stock Portfolio[d]	47,193,950
5,904,171	Thrivent Partner Mid Cap Value Portfolio	86,604,747
11,654,145	Thrivent Mid Cap Stock Portfolio	152,496,820
26,115,820	Thrivent Large Cap Value Portfolio	313,363,721
20,286,779	Thrivent Large Cap Stock Portfolio	187,027,872
2,977,010	Thrivent Equity Income Plus Portfolio	29,226,201

	Total	1,444,973,978

Fixed Income Mutual Funds (23.9%)
36,351,058	Thrivent High Yield Portfolio	183,561,939
61,528,827	Thrivent Income Portfolio	662,868,511
43,476,135	Thrivent Limited Maturity Bond Portfolio	431,474,553

	Total	1,277,905,003

	Total Mutual Funds (cost $2,673,493,838)	2,722,878,981

	Common Stock (16.4%)
Consumer Discretionary (2.5%)
6,489	Abercrombie & Fitch Company	311,277
42,892	Amazon.com, Inc.[d]	10,771,897
32,900	Ann, Inc.[d]	1,113,336
16,950	Arctic Cat, Inc.[d]	565,960
22,700	AutoZone, Inc.[d]	8,045,561
17,700	Bally Technologies, Inc.[d]	791,367
25,500	Bed Bath & Beyond, Inc.[d]	1,425,705
20,150	CBS Corporation	766,707
14,200	Charter Communications, Inc.[d]	1,082,608
53,100	Cheesecake Factory, Inc.	1,737,432
66,800	Chico’s FAS, Inc.	1,233,128
48,800	Children’s Place Retail Stores, Inc.[d]	2,161,352
25,700	Coinstar, Inc.[d,e]	1,336,657
460,094	Comcast Corporation	17,198,314
4,712	Darden Restaurants, Inc.	212,370
51,628	Delphi Automotive plc[d]	1,974,771
13,400	Dillard’s, Inc.	1,122,518
12,137	Discovery Communications, Inc.[d]	770,457
19,900	DISH Network Corporation	724,360

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (16.4%)	Value
Consumer Discretionary (2.5%) - continued
33,980	Dollar Tree, Inc.[d]	$1,378,229
38,000	Expedia, Inc.	2,335,100
26,300	Express, Inc.[d]	396,867
85,026	Foot Locker, Inc.	2,731,035
73,900	Gap, Inc.	2,293,856
130,578	GNC Holdings, Inc.	4,345,636
20,200	Hanesbrands, Inc.[d]	723,564
9,820	Harley-Davidson, Inc.	479,609
129,400	Home Depot, Inc.	8,003,390
7,100	HSN, Inc.	391,068
12,220	iShares Dow Jones US Home Construction Index Fund	258,575
266,965	Las Vegas Sands Corporation	12,323,104
40,483	Life Time Fitness, Inc.[d]	1,992,168
10,145	Limited Brands, Inc.	477,424
88,400	Lowe’s Companies, Inc.	3,139,968
44,200	Macy’s, Inc.	1,724,684
5,600	Marriott International, Inc.	208,712
9,400	Marriott Vacations Worldwide Corporation[d]	391,698
52,600	Meredith Corporation[e]	1,812,070
71,390	News Corporation	1,873,274
229,200	NIKE, Inc.	11,826,720
17,700	Omnicom Group, Inc.	884,292
13,933	O’Reilly Automotive, Inc.[d]	1,245,889
2,891	Panera Bread Company[d]	459,177
12,500	Penn National Gaming, Inc.[d]	613,875
14,102	PetSmart, Inc.	963,731
123,372	Pier 1 Imports, Inc.	2,467,440
9,100	Pool Corporation	385,112
1,600	Priceline.com, Inc.[d]	993,920
66,900	Pulte Group, Inc.[d]	1,214,904
221,700	Sally Beauty Holdings, Inc.[d]	5,225,469
61,800	Smith & Wesson Holding Corporation[d,e]	521,592
20,200	Tempur-Pedic International, Inc.[d]	636,098
20,410	Time Warner Cable, Inc.	1,983,648
32,300	TJX Companies, Inc.	1,371,135
34,300	Toll Brothers, Inc.[d]	1,108,919
6,081	Tractor Supply Company	537,317
14,300	Valassis Communications, Inc.[e]	368,654
1,443	VF Corporation	217,850
11,491	WMS Industries, Inc.[d]	201,093
3,100	Wynn Resorts, Ltd.	348,719

	Total	134,201,362

Consumer Staples (1.1%)
92,384	Anheuser-Busch InBev NV ADR	8,075,286
40,085	Annie’s, Inc.[d,e]	1,340,042
77,400	Archer-Daniels-Midland Company	2,119,986
71,245	British American Tobacco plc ADR	7,213,556
35,400	Bunge, Ltd.	2,573,226
44,300	Campbell Soup Company[e]	1,545,627
4,315	Clorox Company	315,944
25,900	Colgate-Palmolive Company	2,707,586
59,100	Constellation Brands, Inc.[d]	2,091,549
110,180	CVS Caremark Corporation	5,327,203
8,430	Diageo plc ADR	982,769
15,200	Energizer Holdings, Inc.	1,215,696
47,300	Herbalife, Ltd.[e]	1,558,062
96,168	Ingredion, Inc.	6,196,104
12,930	Kimberly-Clark Corporation	1,091,680
18,867	Kraft Foods Group, Inc.	857,883
56,602	Mondelez International, Inc.	1,441,653
120,900	Nestle SA	7,887,936
28,800	Nu Skin Enterprises, Inc.[e]	1,067,040
14,516	Philip Morris International, Inc.	1,214,118
24,900	Safeway, Inc.[e]	450,441
8,400	Spectrum Brands Holdings, Inc.[d]	377,412
12,046	TreeHouse Foods, Inc.[d]	627,958
29,360	Unilever NV ADR[e]	1,124,488
8,700	USANA Health Sciences, Inc.[d,e]	286,491
4,943	Whole Foods Market, Inc.	451,444

	Total	60,141,180

Energy (2.3%)
250,413	Alpha Natural Resources, Inc.[d,e]	2,439,023
13,700	Apache Corporation	1,075,450
39,100	Baker Hughes, Inc.	1,596,844
117,885	BP plc ADR	4,908,731
9,800	Cameron International Corporation[d]	553,308
51,880	Chevron Corporation	5,610,303
24,925	Concho Resources, Inc.[d]	2,007,958
224,600	Consol Energy, Inc.	7,209,660
8,200	CVR Energy, Inc.[d]	400,078
14,300	Delek US Holdings, Inc.	362,076
35,400	Dril-Quip, Inc.[d]	2,585,970
59,500	Ensco plc	3,527,160
62,457	EOG Resources, Inc.	7,544,181
30,040	EQT Corporation	1,771,759
90,900	Exxon Mobil Corporation	7,867,395
67,366	Helix Energy Solutions Group, Inc.[d]	1,390,434
38,100	Helmerich & Payne, Inc.	2,133,981
53,200	HollyFrontier Corporation	2,476,460
481,031	Marathon Oil Corporation	14,748,411
42,100	Marathon Petroleum Corporation	2,652,300
29,500	National Oilwell Varco, Inc.	2,016,325
93,400	Oasis Petroleum, Inc.[d]	2,970,120
24,800	Occidental Petroleum Corporation	1,899,928
39,227	Oil States International, Inc.[d]	2,806,300
40,600	Patterson-UTI Energy, Inc.[e]	756,378
89,130	Peabody Energy Corporation	2,371,749
86,000	Petroleo Brasileiro SA ADR	1,674,420
208,096	Petroleum Geo-Services ASA	3,624,488
7,300	Phillips 66	387,630
4,900	Range Resources Corporation	307,867
113,470	Schlumberger, Ltd.	7,862,336
36,700	SM Energy Company	1,916,107
27,900	Southwestern Energy Company[d]	932,139
70,700	Ultra Petroleum Corporation[d,e]	1,281,791
100,800	Valero Energy Corporation	3,439,296
1,048,852	Weatherford International, Ltd.[d]	11,736,654
42,600	Western Refining, Inc.[e]	1,200,894

	Total	120,045,904

Financials (2.5%)
21,220	ACE, Ltd.	1,693,356
24,335	Affiliated Managers Group, Inc.[d]	3,167,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (16.4%)	Value
Financials (2.5%) - continued
10,800	Allied World Assurance Company Holdings AG	$851,040
25,710	Allstate Corporation	1,032,771
20,400	American Assets Trust, Inc.	569,772
12,700	American Campus Communities, Inc.	585,851
134,800	Ameriprise Financial, Inc.	8,442,524
158,700	Annaly Capital Management, Inc.	2,228,148
14,900	Aspen Insurance Holdings, Ltd.	477,992
15,800	Axis Capital Holdings, Ltd.	547,312
277,780	Bank of America Corporation	3,222,248
12,400	Banner Corporation	381,052
29,800	BioMed Realty Trust, Inc.	576,034
22,259	Boston Properties, Inc.	2,355,225
14,440	Capital One Financial Corporation	836,509
61,400	CapitalSource, Inc.	465,412
38,900	CBL & Associates Properties, Inc.	825,069
212,877	Citigroup, Inc.	8,421,414
130,955	CME Group, Inc.	6,640,728
46,200	Comerica, Inc.	1,401,708
85,200	DCT Industrial Trust, Inc.	552,948
29,929	Discover Financial Services	1,153,763
24,100	Douglas Emmett, Inc.	561,530
8,100	Endurance Specialty Holdings, Ltd.	321,489
8,100	Equity Lifestyle Properties, Inc.	545,049
39,564	Equity Residential	2,242,092
16,600	Extra Space Storage, Inc.	604,074
169,200	Fifth Third Bancorp	2,570,148
52,763	HCC Insurance Holdings, Inc.	1,963,311
17,100	Highwoods Properties, Inc.	571,995
55,646	Host Hotels & Resorts, Inc.	871,973
471,700	Huntington Bancshares, Inc.	3,014,163
65,410	Invesco, Ltd.	1,706,547
149,078	J.P. Morgan Chase & Company	6,554,960
122,401	Kimco Realty Corporation	2,364,787
88,550	KKR & Company, LP	1,348,616
20,207	Lazard, Ltd.	602,977
7,100	M&T Bank Corporation[e]	699,137
81,490	MetLife, Inc.	2,684,281
17,100	Montpelier Re Holdings, Inc.	390,906
29,800	NASDAQ OMX Group, Inc.	745,298
16,300	Northern Trust Corporation	817,608
55,200	Och-Ziff Capital Management Group, LLC	524,400
66,700	Ocwen Financial Corporation[d]	2,307,153
23,700	Pebblebrook Hotel Trust	547,470
34,400	Piedmont Office Realty Trust, Inc.	620,920
147,909	Popular, Inc.[d]	3,075,028
24,300	PrivateBancorp, Inc.	372,276
10,200	ProAssurance Corporation	430,338
9,400	Protective Life Corporation	268,652
16,392	Public Storage, Inc.	2,376,184
16,729	Simon Property Group, Inc.	2,644,688
50,000	SLM Corporation	856,500
120,400	SPDR S&P 500 ETF Trust	17,159,408
107,550	State Street Corporation	5,055,925
58,570	SVB Financial Group[d]	3,278,163
3,700	T. Rowe Price Group, Inc.	240,981
7,248	Taubman Centers, Inc.	570,563
23,300	Tower Group, Inc.	414,041
27,496	Vornado Realty Trust	2,201,880
19,034	W.R. Berkley Corporation	718,343
258,813	Wells Fargo & Company	8,846,228
231,883	Zions Bancorporation	4,962,296

	Total	135,080,454

Health Care (2.0%)
8,600	Aetna, Inc.	398,180
1,348	Alexion Pharmaceuticals, Inc.[d]	126,456
51,600	Align Technology, Inc.[d]	1,431,900
11,529	AmerisourceBergen Corporation	497,822
33,200	Amgen, Inc.	2,865,824
21,460	Baxter International, Inc.	1,430,523
89,800	Biogen Idec, Inc.[d]	13,170,966
6,900	BioMarin Pharmaceutical, Inc.[d]	339,825
6,601	C.R. Bard, Inc.	645,182
8,792	Catamaran Corporation[d]	414,191
32,800	Celgene Corporation[d]	2,582,016
12,600	Charles River Laboratories International, Inc.[d]	472,122
4,717	CIGNA Corporation	252,171
39,200	Community Health Systems, Inc.	1,205,008
152,290	Covidien plc	8,793,225
62,500	Endo Pharmaceutical Holdings, Inc.[d]	1,641,875
164,400	Express Scripts Holding Company[d]	8,877,600
38,100	Gilead Sciences, Inc.[d]	2,798,445
20,605	HeartWare International, Inc.[d,e]	1,729,790
13,100	Illumina, Inc.[d,e]	728,229
8,700	Jazz Pharmaceuticals, Inc.[d]	462,840
9,200	Life Technologies Corporation[d]	451,536
23,200	MedAssets, Inc.[d]	389,064
20,300	Medicines Company[d]	486,591
106,840	Merck & Company, Inc.	4,374,029
2,261	Mettler-Toledo International, Inc.[d]	437,051
3,279	Onyx Pharmaceuticals, Inc.[d]	247,663
13,100	PAREXEL International Corporation[d]	387,629
3,800	Perrigo Company	395,314
140,352	Pfizer, Inc.	3,520,028
12,173	Pharmacyclics, Inc.[d]	704,817
88,800	Questcor Pharmaceuticals, Inc.[e]	2,372,736
54,000	ResMed, Inc.[e]	2,244,780
50,210	Sanofi ADR	2,378,950
38,600	Santarus, Inc.[d]	423,828
92,800	Shire Pharmaceuticals Group plc ADR	8,554,304
34,000	Spectrum Pharmaceuticals, Inc.[e]	380,460
48,800	Thoratec Corporation[d]	1,830,976
58,780	United Therapeutics Corporation[d]	3,140,028
280,027	UnitedHealth Group, Inc.	15,188,664
58,900	Vertex Pharmaceuticals, Inc.[d]	2,470,266
115,200	VIVUS, Inc.[d,e]	1,545,984
7,000	Waters Corporation[d]	609,840
8,330	Watson Pharmaceuticals, Inc.[d]	716,380
12,182	Zimmer Holdings, Inc.	812,052

	Total	104,927,160

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (16.4%)	Value
Industrials (1.6%)
71,900	Actuant Corporation	$2,006,729
78,100	ADT Corporation	3,630,869
14,084	AMETEK, Inc.	529,136
5,975	BE Aerospace, Inc.[d]	295,165
24,097	CSX Corporation	475,434
12,700	Deluxe Corporation	409,448
71,281	EMCOR Group, Inc.	2,467,035
10,900	EnerSys[d]	410,167
9,400	Expeditors International of Washington, Inc.	371,770
10,720	FedEx Corporation	983,238
7,816	Flowserve Corporation	1,147,389
5,100	Fortune Brands Home and Security, Inc.[d]	149,022
48,800	GATX Corporation	2,113,040
35,030	General Electric Company	735,280
72,200	HNI Corporation	2,170,332
183,012	Honeywell International, Inc.	11,615,772
9,800	Huntington Ingalls Industries, Inc.	424,732
32,900	Ingersoll-Rand plc	1,577,884
219,130	Jacobs Engineering Group, Inc.[d]	9,328,364
10,130	JB Hunt Transport Services, Inc.	604,862
6,845	Kansas City Southern	571,421
17,000	L-3 Communications Holdings, Inc.	1,302,540
39,100	Landstar System, Inc.	2,051,186
12,700	Lockheed Martin Corporation	1,172,083
182,231	Manitowoc Company, Inc.	2,857,382
61,100	Manpower, Inc.	2,593,084
50,600	McDermott International, Inc.[d]	557,612
31,958	Oshkosh Corporation[d]	947,555
134,858	Parker Hannifin Corporation	11,471,022
57,976	Pentair, Ltd.	2,849,520
34,000	Pitney Bowes, Inc.[e]	361,760
3,800	Portfolio Recovery Associates, Inc.[d]	406,068
14,000	Quanta Services, Inc.[d]	382,060
4,292	Roper Industries, Inc.	478,472
58,700	Southwest Airlines Company	601,088
10,380	SPX Corporation	728,157
4,805	Stericycle, Inc.[d]	448,162
43,900	Swift Transportation Company[d]	400,368
9,300	Trex Company, Inc.[d]	346,239
130,300	Tyco International, Ltd.	3,811,275
42,287	United Technologies Corporation	3,467,957
151,700	US Airways Group, Inc.[d,e]	2,047,950
62,100	Woodward, Inc.	2,367,873

	Total	83,666,502

Information Technology (3.5%)
174,100	Activision Blizzard, Inc.	1,848,942
11,364	Agilent Technologies, Inc.	465,242
23,633	Akamai Technologies, Inc.[d]	966,826
15,700	Alliance Data Systems Corporation[d]	2,272,732
8,366	ANSYS, Inc.[d]	563,366
71,700	AOL, Inc.[d]	2,123,037
72,207	Apple, Inc.[f]	38,488,497
64,531	Applied Materials, Inc.	738,235
80,600	Aruba Networks, Inc.[d,e]	1,672,450
368,034	Atmel Corporation[d]	2,410,623
9,589	Autodesk, Inc.[d]	338,971
36,100	BMC Software, Inc.[d]	1,431,726
16,124	Broadcom Corporation[d]	535,478
167,000	Brocade Communications Systems, Inc.[d]	890,110
8,100	CACI International, Inc.[d]	445,743
56,100	Cavium, Inc.[d]	1,750,881
12,200	Ciena Corporation[d]	191,540
85,700	Cisco Systems, Inc.	1,684,005
168,600	Citrix Systems, Inc.[d]	11,085,450
34,000	Computer Sciences Corporation	1,361,700
73,203	CoreLogic, Inc.[d]	1,970,625
202,029	eBay, Inc.[d]	10,307,520
23,600	Ebix, Inc.[e]	379,252
91,400	ExactTarget, Inc.[d]	1,828,000
7,702	F5 Networks, Inc.[d]	748,249
8,700	Fair Isaac Corporation	365,661
27,884	Google, Inc.[d]	19,780,073
60,500	Informatica Corporation[d]	1,834,360
8,600	InterDigital, Inc.[e]	353,460
17,393	Itron, Inc.[d]	774,858
12,400	j2 Global, Inc.	379,192
32,724	Juniper Networks, Inc.[d]	643,681
5,014	Lam Research Corporation[d]	181,156
6,500	Manhattan Associates, Inc.[d]	392,210
2,987	Mercadolibre, Inc.[e]	234,689
231,716	Microsoft Corporation	6,193,769
310,700	NetApp, Inc.[d]	10,423,985
15,000	NetScout Systems, Inc.[d]	389,850
3,156	Nice Systems, Ltd. ADR[d]	105,663
23,126	Nuance Communications, Inc.[d]	516,172
108,406	NVIDIA Corporation	1,332,310
18,700	NXP Semiconductors NVd	493,119
484,065	Oracle Corporation	16,129,046
51,466	Plantronics, Inc.	1,897,551
148,592	QUALCOMM, Inc.	9,215,676
3,317	Red Hat, Inc.[d]	175,668
69,100	Symantec Corporation[d]	1,299,771
8,500	Synopsys, Inc.[d]	270,640
3,275	Teradata Corporation[d]	202,690
188,796	Teradyne, Inc.[d]	3,188,764
287,050	Texas Instruments, Inc.	8,881,327
55,134	TriQuint Semiconductor, Inc.[d]	266,849
19,800	ValueClick, Inc.[d]	384,318
76,621	VeriFone Systems, Inc.[d]	2,274,111
191,100	Vishay Intertechnology, Inc.[d]	2,031,393
65,600	Western Digital Corporation	2,787,344
292	Workday, Inc.[d]	15,914
78,009	Xilinx, Inc.	2,800,523
162,700	Yahoo!, Inc.[d]	3,237,730

	Total	185,952,723

Materials (0.6%)
1,500	Agrium, Inc.	149,865
3,400	Airgas, Inc.	310,386
2,500	Albemarle Corporation	155,300
28,200	BHP Billiton, Ltd. ADR[e]	2,212,008
34,400	Buckeye Technologies, Inc.	987,624
4,345	Celanese Corporation	193,483
8,600	CF Industries Holdings, Inc.	1,747,176
35,600	Cliffs Natural Resources, Inc.[e]	1,372,736
32,960	Dow Chemical Company	1,065,267
23,200	Eagle Materials, Inc.	1,357,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (16.4%)	Value
Materials (0.6%) - continued
4,392	FMC Corporation	$257,020
276,107	Freeport-McMoRan Copper & Gold, Inc.	9,442,859
35,700	H.B. Fuller Company	1,243,074
91,500	Huntsman Corporation	1,454,850
32,200	Mosaic Company	1,823,486
5,169	Newmont Mining Corporation	240,048
24,520	Nucor Corporation	1,058,774
38,200	Rio Tinto plc ADR[e]	2,219,038
14,974	Silgan Holdings, Inc.	622,769
5,486	Silver Wheaton Corporation	197,935
54,530	Steel Dynamics, Inc.	748,697
66,500	SunCoke Energy, Inc.[d]	1,036,735
32,900	Walter Energy, Inc.	1,180,452

	Total	31,076,782

Telecommunications Services (0.1%)
214,100	MetroPCS Communications, Inc.[d]	2,128,154
5,456	SBA Communications Corporation[d]	387,485
19,105	TW Telecom, Inc.[d]	486,604
40,406	Verizon Communications, Inc.	1,748,368

	Total	4,750,611

Utilities (0.2%)
81,100	Calpine Corporation[d]	1,470,343
28,700	CMS Energy Corporation	699,706
76,820	NiSource, Inc.	1,912,050
48,373	NV Energy, Inc.	877,486
71,520	PG&E Corporation	2,873,674
87,300	PNM Resources, Inc.	1,790,523
20,400	Public Service Enterprise Group, Inc.	624,240
41,461	Southwest Gas Corporation	1,758,361
34,100	Wisconsin Energy Corporation	1,256,585

	Total	13,262,968

	Total Common Stock (cost $812,892,035)	873,105,646

Principal Amount	Long-Term Fixed Income (15.4%)
Asset-Backed Securities (0.2%)
	Morgan Stanley Capital, Inc.
3,456,226	0.360%, 2/25/2037[g]	1,829,028
	Renaissance Home Equity Loan Trust
6,500,000	6.011%, 5/25/2036	3,944,655
3,889,156	5.580%, 11/25/2036	2,272,025

	Total	8,045,708

Basic Materials (0.2%)
	ArcelorMittal
528,000	5.375%, 6/1/2013	533,302
	Arch Coal, Inc.
1,420,000	7.000%, 6/15/2019[e]	1,320,600
	BHP Billiton Finance, Ltd.
300,000	1.000%, 2/24/2015	302,223
	Dow Chemical Company
842,000	5.900%, 2/15/2015	928,918
	FMG Resources Property, Ltd.
1,420,000	8.250%, 11/1/2019[e,h]	1,512,300
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
1,475,000	8.875%, 2/1/2018	1,515,562
	Inmet Mining Corporation
700,000	7.500%, 6/1/2021[h]	726,250
	International Paper Company
560,000	5.300%, 4/1/2015	608,065
	LyondellBasell Industries NV
1,505,000	5.000%, 4/15/2019	1,663,025
	Novelis, Inc.
1,420,000	8.375%, 12/15/2017	1,565,550
	Xstrata Finance Canada, Ltd.
604,000	1.800%, 10/23/2015[h]	607,280

	Total	11,283,075

Capital Goods (0.3%)
	Bombardier, Inc.
1,475,000	5.750%, 3/15/2022[e,h]	1,515,562
	Case New Holland, Inc.
1,440,000	7.875%, 12/1/2017	1,702,800
	Caterpillar Financial Services Corporation
604,000	0.700%, 11/6/2015	602,457
604,000	1.250%, 11/6/2017	603,545
	Eaton Corporation
600,000	0.950%, 11/2/2015[h]	601,825
300,000	1.500%, 11/2/2017[h]	300,613
450,000	4.000%, 11/2/2032[h]	462,830
	John Deere Capital Corporation
588,000	0.700%, 9/4/2015	587,984
	Pentair Finance SA
588,000	1.875%, 9/15/2017[h]	589,728
	RBS Global, Inc.
1,475,000	8.500%, 5/1/2018	1,598,531
	Reynolds Group Issuer, Inc.
1,430,000	6.875%, 2/15/2021	1,540,825
	Sealed Air Corporation
1,110,000	8.375%, 9/15/2021[h]	1,268,175
	Textron, Inc.
785,000	5.600%, 12/1/2017	888,797
	United Technologies Corporation
915,000	6.125%, 7/15/2038	1,218,203
	UR Financing Escrow Corporation
1,475,000	7.375%, 5/15/2020[h]	1,618,813

	Total	15,100,688

Collateralized Mortgage Obligations (0.7%)
	Citigroup Mortgage Loan Trust, Inc.
1,518,647	5.500%, 11/25/2035	1,341,432
	CitiMortgage Alternative Loan Trust
5,115,740	5.750%, 4/25/2037	4,262,378
	Countrywide Alternative Loan Trust
2,169,390	6.000%, 4/25/2036	1,683,065

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (15.4%)	Value
Collateralized Mortgage Obligations (0.7%) - continued
$1,019,096	6.000%, 1/25/2037	$843,743
5,960,163	5.500%, 5/25/2037	4,448,159
4,665,946	7.000%, 10/25/2037	2,999,088
	Countrywide Home Loans, Inc.
2,172,084	5.750%, 4/25/2037	1,975,428
	Deutsche Alt-A Securities, Inc.
1,695,508	6.000%, 10/25/2021	1,557,148
	Deutsche Alt-A Securities, Inc.
	Alternative Loan Trust
794,638	5.500%, 10/25/2021	813,140
	GSR Mortgage Loan Trust
2,294,783	0.400%, 8/25/2046[g]	2,175,695
	HomeBanc Mortgage Trust
2,473,667	2.650%, 4/25/2037	1,593,751
	J.P. Morgan Mortgage Trust
1,202,377	2.783%, 6/25/2036	1,008,565
467,100	3.002%, 10/25/2036	366,121
6,053,504	6.250%, 8/25/2037	4,188,656
	MASTR Alternative Loans Trust
1,158,536	6.500%, 7/25/2034	1,225,597
3,557,858	0.660%, 12/25/2035[g]	1,885,772
	Merrill Lynch Alternative Note Asset Trust
1,173,587	6.000%, 3/25/2037	1,027,252
	Residential Asset Securitization Trust
4,399,948	0.590%, 8/25/2037[g]	1,406,215
	Sequoia Mortgage Trust
1,184,528	4.923%, 9/20/2046	194,139
	WaMu Mortgage Pass Through Certificates
435,206	2.697%, 9/25/2036	350,794
1,608,237	2.773%, 10/25/2036	1,278,063
4,337,733	2.423%, 11/25/2036	3,477,908

	Total	40,102,109

Commercial Mortgage-Backed Securities (1.1%)
	Banc of America Commercial Mortgage, Inc.
7,200,000	5.625%, 4/10/2049	8,420,969
4,975,000	5.685%, 6/10/2049	5,766,692
	Bear Stearns Commercial Mortgage Securities, Inc.
3,500,000	5.331%, 2/11/2044	3,961,762
	Citigroup/Deutsche Bank Commercial Mortgage
3,000,000	5.322%, 12/11/2049	3,441,330
	Credit Suisse First Boston Mortgage Securities
7,200,000	5.542%, 1/15/2049	8,185,075
	Credit Suisse Mortgage Capital Certificates
8,875,000	5.509%, 9/15/2039	9,596,928
	Government National Mortgage Association
476,336	2.164%, 3/16/2033	484,026
394,720	3.214%, 1/16/2040	414,219
	Greenwich Capital Commercial Funding Corporation
4,650,000	5.867%, 12/10/2049	5,198,551
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
3,650,000	5.728%, 2/12/2049	3,968,305
	Morgan Stanley Capital, Inc.
2,650,000	5.406%, 3/15/2044	2,862,949
	Wachovia Bank Commercial Mortgage Trust
5,400,000	5.603%, 10/15/2048	5,914,474

	Total	58,215,280

Communications Services (0.7%)
	AMC Networks, Inc.
1,110,000	7.750%, 7/15/2021	1,270,950
	America Movil SAB de CV
600,000	3.125%, 7/16/2022	609,869
	American Tower Corporation
740,000	5.050%, 9/1/2020	829,874
	AT&T, Inc.
1,170,000	2.400%, 8/15/2016	1,220,978
	British Telecommunications plc
750,000	2.000%, 6/22/2015	771,013
	Cablevision Systems Corporation
1,410,000	8.625%, 9/15/2017	1,644,412
	CBS Corporation
600,000	8.875%, 5/15/2019	809,256
	CC Holdings GS V, LLC
300,000	2.381%, 12/15/2017[h]	301,467
	CCO Holdings, LLC
1,440,000	7.000%, 1/15/2019	1,553,400
	CenturyLink, Inc.
1,200,000	5.800%, 3/15/2022	1,268,552
	Clear Channel Worldwide Holdings, Inc.
1,400,000	6.500%, 11/15/2022[h]	1,452,500
	Comcast Corporation
375,000	4.650%, 7/15/2042	395,274
	Cox Communications, Inc.
600,000	3.250%, 12/15/2022[h]	618,755
	Crown Castle Towers, LLC
540,000	4.174%, 8/15/2017[h]	592,580
	Digicel, Ltd.
677,000	8.250%, 9/1/2017[h]	724,390
670,000	7.000%, 2/15/2020[h]	716,900
	Dish DBS Corporation
1,355,000	4.625%, 7/15/2017	1,412,587
855,000	5.875%, 7/15/2022	919,125
	Frontier Communications Corporation
1,110,000	8.125%, 10/1/2018	1,276,500
	Hughes Satellite Systems Corporation
1,410,000	6.500%, 6/15/2019	1,554,525
	Intelsat Jackson Holdings SA
1,410,000	7.250%, 4/1/2019	1,515,750
	NBCUniversal Media, LLC
879,000	2.875%, 4/1/2016	926,682
302,000	2.875%, 1/15/2023	303,285
	News America, Inc.
718,000	3.000%, 9/15/2022[h]	721,232

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (15.4%)	Value
Communications Services (0.7%) - continued
	Nippon Telegraph & Telephone Corporation
$584,000	1.400%, 7/18/2017	$591,065
	SBA Telecommunications, Inc.
500,000	5.750%, 7/15/2020[h]	531,250
	SBA Tower Trust
575,000	5.101%, 4/17/2017[h]	648,354
	Sprint Nextel Corporation
690,000	9.000%, 11/15/2018[h]	852,150
1,020,000	6.000%, 11/15/2022	1,048,050
	Telefonica Emisiones SAU
584,000	3.729%, 4/27/2015	600,002
	Time Warner Cable, Inc.
586,000	3.500%, 2/1/2015	618,897
	Univision Communications, Inc.
785,000	6.750%, 9/15/2022[h]	810,512
	UPCB Finance V, Ltd.
1,420,000	7.250%, 11/15/2021[h]	1,562,000
	Verizon Communications, Inc.
453,000	1.100%, 11/1/2017	450,965
1,175,000	5.500%, 2/15/2018	1,411,025
453,000	2.450%, 11/1/2022	453,151
302,000	3.850%, 11/1/2042	297,037
	Virgin Media Finance plc
1,475,000	5.250%, 2/15/2022	1,563,500
	Vivendi SA
882,000	2.400%, 4/10/2015[h]	899,617
	Vodafone Group plc
580,000	1.250%, 9/26/2017	578,247

	Total	36,325,678

Consumer Cyclical (0.4%)
	Amazon.com, Inc.
300,000	1.200%, 11/29/2017	298,351
600,000	2.500%, 11/29/2022	591,372
	American Honda Finance Corporation
294,000	1.000%, 8/11/2015[h]	295,657
	Chrysler Group, LLC
1,405,000	8.000%, 6/15/2019[e]	1,531,450
	Federated Retail Holdings, Inc.
357,000	5.900%, 12/1/2016	419,480
	Ford Motor Credit Company, LLC
580,000	12.000%, 5/15/2015	711,950
2,069,000	5.000%, 5/15/2018	2,283,009
	Host Hotels and Resorts, LP
855,000	6.000%, 11/1/2020	940,500
	Hyundai Capital America
604,000	1.625%, 10/2/2015[h]	607,630
	Lennar Corporation
920,000	12.250%, 6/1/2017	1,235,100
	Limited Brands, Inc.
740,000	5.625%, 2/15/2022	804,750
	Macy’s Retail Holdings, Inc.
300,000	3.875%, 1/15/2022	319,761
300,000	4.300%, 2/15/2043	291,899
	MGM Resorts International
1,195,000	7.625%, 1/15/2017[e]	1,278,650
	Royal Caribbean Cruises, Ltd.
1,480,000	5.250%, 11/15/2022	1,565,100
	Service Corporation International
975,000	8.000%, 11/15/2021	1,199,250
	Six Flags Entertainment Corporation
1,850,000	5.250%, 1/15/2021[h]	1,850,000
	The Walt Disney Company
600,000	1.100%, 12/1/2017	601,259
	Time Warner, Inc.
465,000	3.150%, 7/15/2015	491,735
	Toyota Motor Credit Corporation
380,000	1.750%, 5/22/2017	389,132
	Toys R Us Property Company II, LLC
1,420,000	8.500%, 12/1/2017	1,505,200
	TRW Automotive, Inc.
360,000	7.250%, 3/15/2017[h]	414,450
	Viacom, Inc.
294,000	1.250%, 2/27/2015	296,870
	Volkswagen International Finance NV
260,000	1.150%, 11/20/2015[h]	260,360
	Western Union Company
600,000	2.375%, 12/10/2015	602,778

	Total	20,785,693

Consumer Non-Cyclical (0.5%)
	AbbVie, Inc.
600,000	1.200%, 11/6/2015[h]	604,009
300,000	1.750%, 11/6/2017[h]	303,263
450,000	2.000%, 11/6/2018[h]	455,816
	Amgen, Inc.
390,000	4.850%, 11/18/2014	419,705
	Anheuser-Busch InBev Worldwide, Inc.
292,000	0.800%, 7/15/2015	292,764
300,000	1.375%, 7/15/2017	303,159
	BAT International Finance plc
760,000	1.400%, 6/5/2015[h]	770,898
	Biomet, Inc.
1,195,000	6.500%, 10/1/2020[h]	1,187,531
	Boston Scientific Corporation
1,125,000	5.450%, 6/15/2014	1,196,022
	Bunge Limited Finance Corporation
294,000	3.200%, 6/15/2017	306,828
	Celgene Corporation
438,000	1.900%, 8/15/2017	445,862
441,000	3.250%, 8/15/2022	449,548
	Community Health Systems, Inc.
975,000	8.000%, 11/15/2019	1,055,438
	ConAgra Foods, Inc.
882,000	1.350%, 9/10/2015	881,973
	CVS Caremark Corporation
385,000	6.125%, 9/15/2039	492,708
	Express Scripts Holding Company
588,000	2.750%, 11/21/2014[h]	606,578
588,000	3.125%, 5/15/2016	619,924
	Fresenius Medical Care US Finance II, Inc.
970,000	5.625%, 7/31/2019[h]	1,041,537

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (15.4%)	Value
Consumer Non-Cyclical (0.5%) - continued
	Gilead Sciences, Inc.
$464,000	2.400%, 12/1/2014	$478,490
518,000	3.050%, 12/1/2016	554,791
	Grifols, Inc.
1,195,000	8.250%, 2/1/2018	1,315,994
	HCA, Inc.
1,475,000	5.875%, 3/15/2022	1,604,063
	Heineken NV
300,000	0.800%, 10/1/2015[h]	300,561
300,000	1.400%, 10/1/2017[h]	299,094
151,000	4.000%, 10/1/2042[h]	146,041
	JBS USA, LLC
1,290,000	7.250%, 6/1/2021[h]	1,293,225
	Kraft Foods, Inc.
760,000	1.625%, 6/4/2015[h]	773,504
	Laboratory Corporation of America Holdings
588,000	2.200%, 8/23/2017	603,548
	Libbey Glass, Inc.
320,000	6.875%, 5/15/2020	344,000
	Lorillard Tobacco Company
584,000	2.300%, 8/21/2017	590,519
	McKesson Corporation
300,000	0.950%, 12/4/2015	300,422
	Mylan, Inc.
600,000	7.875%, 7/15/2020[h]	709,057
	Rite Aid Corporation
920,000	7.500%, 3/1/2017	945,300
	Roche Holdings, Inc.
588,000	7.000%, 3/1/2039[h]	885,961
	SABMiller Holdings, Inc.
889,000	1.850%, 1/15/2015[h]	906,502
	Safeway, Inc.
625,000	5.000%, 8/15/2019	672,427
	Spectrum Brands Holdings, Inc.
1,110,000	9.500%, 6/15/2018	1,259,850
	Teva Pharmaceutical Finance Company BV
390,000	2.400%, 11/10/2016	406,426
	Teva Pharmaceutical Finance IV, LLC
652,000	1.700%, 11/10/2014	667,007
	Tyson Foods, Inc.
760,000	4.500%, 6/15/2022	822,712
	Valeant Pharmaceuticals International
1,420,000	6.875%, 12/1/2018[h]	1,530,050

	Total	28,843,107

Energy (0.3%)
	BP Capital Markets plc
302,000	0.700%, 11/6/2015	301,567
906,000	1.375%, 11/6/2017	906,799
600,000	4.500%, 10/1/2020	691,477
	Concho Resources, Inc.
2,450,000	5.500%, 10/1/2022	2,584,750
	Denbury Resources, Inc.
1,470,000	6.375%, 8/15/2021	1,617,000
	EOG Resources, Inc.
588,000	2.625%, 3/15/2023	592,137
	Harvest Operations Corporation
690,000	6.875%, 10/1/2017	765,900
	Linn Energy, LLC
1,430,000	7.750%, 2/1/2021	1,522,950
	Marathon Oil Corporation
906,000	0.900%, 11/1/2015	906,730
	Marathon Petroleum Corporation
584,000	3.500%, 3/1/2016	621,673
	Murphy Oil Corporation
450,000	2.500%, 12/1/2017	452,775
	Phillips 66
788,000	2.950%, 5/1/2017[h]	835,152
	Pioneer Natural Resources Company
294,000	5.875%, 7/15/2016	333,364
	SandRidge Energy, Inc.
1,190,000	7.500%, 2/15/2023	1,273,300
	Suncor Energy, Inc.
519,000	6.100%, 6/1/2018	633,086
	Transocean, Inc.
292,000	5.050%, 12/15/2016	325,119
584,000	6.000%, 3/15/2018	677,317
	Valero Energy Corporation
588,000	7.500%, 4/15/2032	754,406
	Weatherford International, Ltd.
882,000	6.750%, 9/15/2040	1,000,177

	Total	16,795,679

Financials (1.4%)
	ABN Amro North American Holding Preferred Capital Repackage Trust I
302,000	3.407%, 12/29/2049[g,h,i]	302,000
	Achmea Hypotheekbank NV
371,000	3.200%, 11/3/2014[h]	388,916
	Aetna, Inc.
302,000	1.500%, 11/15/2017	302,611
121,000	2.750%, 11/15/2022	120,004
	Ally Financial, Inc.
1,475,000	5.500%, 2/15/2017	1,577,900
	American Express Centurion Bank
750,000	0.875%, 11/13/2015	749,449
	American Express Credit Corporation
380,000	2.375%, 3/24/2017	397,600
	American International Group, Inc.
882,000	2.375%, 8/24/2015	907,675
841,000	3.800%, 3/22/2017	910,243
	ANZ National International, Ltd. of London
882,000	3.125%, 8/10/2015[h]	924,190
	Associated Banc Corporation
294,000	1.875%, 3/12/2014	294,044
	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
300,000	4.125%, 11/9/2022[h]	305,250
	Bank of America Corporation
1,214,000	7.750%, 8/15/2015	1,376,035

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (15.4%)	Value
Financials (1.4%) - continued
$1,430,000	1.500%, 10/9/2015	$1,437,312
590,000	5.750%, 8/15/2016	645,184
1,010,000	5.750%, 12/1/2017	1,177,251
595,000	5.650%, 5/1/2018	692,249
	Bank of New York Mellon Corporation
302,000	0.700%, 10/23/2015	300,878
	Bank of Nova Scotia
600,000	1.450%, 7/26/2013[h]	603,720
	Barclays Bank plc
980,000	6.050%, 12/4/2017[h]	1,084,260
	BBVA US Senior SAU
450,000	4.664%, 10/9/2015	461,393
	Berkshire Hathaway, Inc.
780,000	1.600%, 5/15/2017	795,038
	BlackRock, Inc.
380,000	1.375%, 6/1/2015	385,929
	BNP Paribas SA
894,000	2.375%, 9/14/2017	906,826
	Canadian Imperial Bank of Commerce
610,000	2.600%, 7/2/2015[h]	640,988
	Capital One Capital V
584,000	10.250%, 8/15/2039	584,000
	Capital One Financial Corporation
604,000	2.150%, 3/23/2015	616,528
906,000	6.150%, 9/1/2016	1,036,482
	CIT Group, Inc.
1,195,000	4.250%, 8/15/2017	1,230,542
	Citigroup, Inc.
1,495,000	5.000%, 9/15/2014	1,572,872
1,015,000	4.750%, 5/19/2015	1,094,207
1,011,000	6.000%, 8/15/2017	1,191,106
575,000	8.500%, 5/22/2019	773,166
	CNA Financial Corporation
750,000	7.350%, 11/15/2019	940,681
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
550,000	3.950%, 11/9/2022	563,219
	Credit Suisse New York, NY
884,000	5.500%, 5/1/2014	940,570
	DDR Corporation
965,000	9.625%, 3/15/2016	1,184,633
	Developers Diversified Realty Corporation
940,000	7.875%, 9/1/2020	1,205,014
	Dexia Credit Local SA
600,000	2.750%, 4/29/2014[h]	608,464
	Discover Financial Services
208,000	3.850%, 11/21/2022[h]	214,630
	Duke Realty, LP
294,000	3.875%, 10/15/2022	299,369
	Eksportfinans ASA
390,000	3.000%, 11/17/2014	386,905
548,000	5.500%, 5/25/2016	570,433
	Fifth Third Bancorp
671,000	5.450%, 1/15/2017	751,801
	General Electric Capital Corporation
841,000	2.150%, 1/9/2015	863,821
600,000	1.000%, 12/11/2015	602,414
500,000	0.551%, 1/8/2016[g]	494,207
385,000	1.180%, 5/9/2016[g]	385,489
390,000	2.300%, 4/27/2017	404,384
285,000	1.600%, 11/20/2017	285,185
588,000	3.150%, 9/7/2022	600,755
881,000	6.750%, 3/15/2032	1,144,185
	Goldman Sachs Group, Inc.
1,150,000	3.700%, 8/1/2015	1,213,699
300,000	1.600%, 11/23/2015	302,108
888,000	0.760%, 3/22/2016[g]	861,951
	Hartford Financial Services Group, Inc.
195,000	7.300%, 11/1/2015	221,934
105,000	5.500%, 10/15/2016	117,525
841,000	4.000%, 10/15/2017	918,710
	HCP, Inc.
750,000	2.625%, 2/1/2020	747,073
	Health Care REIT, Inc.
300,000	2.250%, 3/15/2018	299,747
	HSBC Holdings plc
798,000	6.500%, 5/2/2036	997,005
	HSBC USA, Inc.
620,000	1.625%, 1/16/2018	620,563
	Icahn Enterprises, LP
1,930,000	8.000%, 1/15/2018	2,072,337
	ING Bank NV
460,000	2.000%, 9/25/2015[h]	463,404
604,000	3.750%, 3/7/2017[h]	641,913
	ING Capital Funding Trust III
600,000	3.911%, 12/29/2049[g,i]	569,623
	J.P. Morgan Chase & Company
840,000	4.650%, 6/1/2014	885,028
604,000	1.875%, 3/20/2015	614,859
275,000	1.100%, 10/15/2015	274,991
604,000	3.450%, 3/1/2016	641,455
876,000	2.000%, 8/15/2017	894,830
	J.P. Morgan Chase Bank NA
815,000	0.640%, 6/13/2016[g]	792,313
	KeyBank NA
900,000	7.413%, 5/6/2015	1,012,475
	Liberty Mutual Group, Inc.
292,000	4.950%, 5/1/2022[h]	318,247
604,000	6.500%, 5/1/2042[h]	679,523
	Liberty Property, LP
450,000	3.375%, 6/15/2023	445,258
	Lloyds TSB Bank plc
600,000	6.500%, 9/14/2020[h]	662,982
	Morgan Stanley
588,000	4.750%, 4/1/2014[e]	608,859
750,000	6.000%, 5/13/2014	794,227
1,197,000	4.750%, 3/22/2017	1,305,880
630,000	6.250%, 8/28/2017	721,068
1,050,000	4.875%, 11/1/2022	1,087,164
	Murray Street Investment Trust I
1,168,000	4.647%, 3/9/2017	1,263,364
	Omega Healthcare Investors, Inc.
855,000	5.875%, 3/15/2024	906,300
	PNC Funding Corporation
600,000	3.300%, 3/8/2022	632,528

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (15.4%)	Value
Financials (1.4%) - continued
	Prudential Financial, Inc.
$450,000	5.625%, 6/15/2043	$466,335
	Realty Income Corporation
302,000	2.000%, 1/31/2018	301,749
	Regions Bank
1,605,000	7.500%, 5/15/2018	1,936,031
	Reinsurance Group of America, Inc.
570,000	5.625%, 3/15/2017	643,832
302,000	5.000%, 6/1/2021	332,531
	Royal Bank of Scotland Group plc
588,000	5.050%, 1/8/2015	608,457
882,000	2.550%, 9/18/2015	902,648
	Santander US Debt SAU
720,000	3.724%, 1/20/2015[h]	723,269
	Simon Property Group, Inc.
600,000	1.500%, 2/1/2018[h]	596,613
	SLM Corporation
300,000	6.250%, 1/25/2016	326,250
	Societe Generale SA
580,000	5.200%, 4/15/2021[h]	642,830
	Svenska Handelsbanken AB
600,000	3.125%, 7/12/2016	636,660
	Toronto-Dominion Bank
470,000	2.200%, 7/29/2015[h]	489,740
	U.S. Bancorp
390,000	1.650%, 5/15/2017	397,371
	UBS AG/Stamford, Connecticut
604,000	5.875%, 12/20/2017	718,916
	UnitedHealth Group, Inc.
302,000	0.850%, 10/15/2015	302,988
151,000	1.400%, 10/15/2017	151,236
	Wachovia Corporation
1,515,000	5.625%, 10/15/2016	1,736,991
	WEA Finance, LLC
841,000	5.700%, 10/1/2016[h]	960,342
	Wells Fargo & Company
561,000	2.100%, 5/8/2017	580,002

	Total	76,275,741

Foreign Government (0.1%)
	Costa Rica Government International Bond
552,000	4.250%, 1/26/2023[h]	556,968
	Export-Import Bank of Korea
600,000	1.250%, 11/20/2015	600,997
	Kommunalbanken AS
300,000	2.750%, 5/5/2015[h]	315,120
	Korea Finance Corporation
294,000	2.250%, 8/7/2017	297,649
	Kreditanstalt fuer Wiederaufbau
295,000	0.219%, 6/17/2013[g]	295,011
	Sweden Government International Bond
200,000	0.375%, 12/22/2015[h]	199,660

	Total	2,265,405

Mortgage-Backed Securities (6.0%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
32,150,000	2.500%, 1/1/2028[c]	33,551,541
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
32,025,000	3.000%, 1/1/2043[c]	33,481,138
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
34,929,000	2.500%, 1/1/2028[c]	36,522,636
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
65,450,000	3.500%, 1/1/2043[c]	69,778,392
78,267,500	4.000%, 1/1/2043[c]	83,892,976
58,154,500	5.000%, 1/1/2043[c]	62,988,593

	Total	320,215,276

Technology (0.2%)
	Amkor Technology, Inc.
1,110,000	6.625%, 6/1/2021	1,107,225
	Computer Sciences Corporation
442,000	2.500%, 9/15/2015	450,688
	Equinix, Inc.
1,110,000	8.125%, 3/1/2018	1,223,775
	First Data Corporation
1,475,000	7.375%, 6/15/2019[h]	1,526,625
	Freescale Semiconductor, Inc.
1,510,000	9.250%, 4/15/2018[h]	1,649,675
	Hewlett-Packard Company
588,000	2.125%, 9/13/2015	587,594
669,000	2.600%, 9/15/2017[e]	651,710
	Intel Corporation
600,000	4.000%, 12/15/2032	596,393
	Microsoft Corporation
302,000	0.875%, 11/15/2017	300,410
604,000	2.125%, 11/15/2022	598,084
	Oracle Corporation
604,000	1.200%, 10/15/2017	605,793
302,000	2.500%, 10/15/2022	304,721
	Samsung Electronics America, Inc.
963,000	1.750%, 4/10/2017[h]	974,316
	Xerox Corporation
588,000	7.200%, 4/1/2016	675,243

	Total	11,252,252

Transportation (0.2%)
	Avis Budget Car Rental, LLC
1,345,000	8.250%, 1/15/2019	1,486,225
	Burlington Northern Santa Fe, LLC
219,000	3.050%, 9/1/2022	226,327
	Continental Airlines, Inc.
975,000	6.750%, 9/15/2015[h]	1,023,750
390,000	4.150%, 4/11/2024	412,913
	CSX Corporation
671,000	6.250%, 4/1/2015	751,358
	Delta Air Lines, Inc.
882,000	6.750%, 5/23/2017	908,460
150,000	4.750%, 5/7/2020	159,750
	ERAC USA Finance, LLC
604,000	1.400%, 4/15/2016[h]	608,050

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (15.4%)	Value
Transportation (0.2%) - continued
	Hertz Corporation
$1,355,000	6.750%, 4/15/2019	$1,478,644
	Kansas City Southern de Mexico SA de CV
780,000	8.000%, 2/1/2018	859,950
	Navios Maritime Acquisition Corporation
1,110,000	8.625%, 11/1/2017	1,040,625
	Navios Maritime Holdings, Inc.
855,000	8.875%, 11/1/2017	852,862

	Total	9,808,914

U.S. Government and Agencies (2.7%)
	FDIC Structured Sale Guaranteed Notes
240,000	Zero Coupon, 1/7/2014[h]	238,807
	Federal Agricultural Mortgage Corporation
465,000	2.125%, 9/15/2015	482,904
	Federal Home Loan Banks
3,640,000	0.375%, 1/29/2014	3,647,189
	Federal Home Loan Mortgage Corporation
640,000	1.750%, 9/10/2015	663,448
3,535,000	0.750%, 1/12/2018	3,511,057
	Federal National Mortgage Association
2,250,000	1.250%, 2/27/2014	2,280,008
1,200,000	0.500%, 5/27/2015	1,204,356
750,000	4.375%, 10/15/2015	832,763
5,000,000	0.375%, 12/21/2015[e]	4,993,800
2,400,000	1.375%, 11/15/2016	2,472,456
2,290,000	0.875%, 12/20/2017	2,294,472
540,000	6.250%, 5/15/2029	775,759
	Tennessee Valley Authority
520,000	5.250%, 9/15/2039	684,172
	U.S. Treasury Bonds
1,215,000	7.625%, 2/15/2025	1,959,188
2,975,000	4.375%, 5/15/2040	3,872,614
11,760,000	3.000%, 5/15/2042	11,980,500
2,430,000	2.750%, 8/15/2042	2,346,469
	U.S. Treasury Bonds, TIPS
128,854	2.375%, 1/15/2025	173,822
90,969	2.125%, 2/15/2040	133,484
	U.S. Treasury Notes
235,000	0.250%, 4/30/2014	235,101
9,055,000	0.750%, 6/15/2014	9,125,385
6,610,000	2.500%, 4/30/2015	6,946,700
3,500,000	0.250%, 9/15/2015	3,492,342
1,785,000	2.625%, 2/29/2016	1,910,089
1,225,000	1.000%, 10/31/2016	1,248,351
4,350,000	3.250%, 3/31/2017[j]	4,837,335
11,000,000	0.750%, 6/30/2017	11,065,318
45,500,000	0.875%, 7/31/2019	44,938,348
12,910,000	1.625%, 8/15/2022	12,825,285
	U.S. Treasury Notes, TIPS
690,526	1.625%, 1/15/2015	733,631
595,787	0.125%, 4/15/2017	638,004
864,985	2.625%, 7/15/2017	1,036,495
785,443	1.875%, 7/15/2019	955,970
645,044	1.125%, 1/15/2021	757,625
786,962	0.125%, 1/15/2022	854,593

	Total	146,147,840

Utilities (0.4%)
	AES Corporation
1,435,000	7.375%, 7/1/2021	1,592,850
	American Electric Power Company, Inc.
600,000	1.650%, 12/15/2017	602,102
	CenterPoint Energy, Inc.
780,000	6.850%, 6/1/2015	880,407
	Crosstex Energy, LP/Crosstex Energy Finance Corporation
1,110,000	8.875%, 2/15/2018	1,198,800
	DCP Midstream Operating, LP
300,000	2.500%, 12/1/2017	298,402
	Energy Transfer Partners, LP
876,000	4.650%, 6/1/2021	962,488
	Enterprise Products Operating, LLC
876,000	1.250%, 8/13/2015	881,380
	Exelon Corporation
790,000	4.900%, 6/15/2015	859,937
	FirstEnergy Solutions Corporation
1,259,000	4.800%, 2/15/2015	1,352,031
	ITC Holdings Corporation
746,000	5.875%, 9/30/2016[h]	847,781
	Kinder Morgan Energy Partners, LP
588,000	5.300%, 9/15/2020	685,351
588,000	5.000%, 8/15/2042	623,149
	MarkWest Energy Partners, LP
1,190,000	5.500%, 2/15/2023	1,291,150
	MidAmerican Energy Holdings Company
588,000	6.500%, 9/15/2037	780,993
	NextEra Energy Capital Holdings, Inc.
882,000	1.200%, 6/1/2015	888,275
	NiSource Finance Corporation
882,000	5.950%, 6/15/2041	1,018,563
	NRG Energy, Inc.
1,010,000	6.625%, 3/15/2023[h]	1,080,700
	ONEOK Partners, LP
294,000	2.000%, 10/1/2017	296,444
375,000	8.625%, 3/1/2019	497,902
	Pacific Gas & Electric Company
841,000	5.625%, 11/30/2017	1,015,360
	PPL Capital Funding, Inc.
600,000	3.500%, 12/1/2022	610,738
	Sempra Energy
841,000	6.150%, 6/15/2018	1,031,760
	Williams Partners, LP
294,000	7.250%, 2/1/2017	357,160

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (15.4%)	Value
Utilities (0.4%) - continued
$294,000	5.250%, 3/15/2020	$338,674
	Total	19,992,397
	Total Long-Term Fixed Income (cost $804,484,860)	821,454,842

Shares	Collateral Held for Securities Loaned (0.9%)
46,692,956	Thrivent Cash Management Trust	46,692,956

	Total Collateral Held for Securities Loaned (cost $46,692,956)	46,692,956

Shares or Principal Amount	Short-Term Investments (20.5%)
	Federal Home Loan Bank
	Discount Notes
60,000,000	0.122%, 1/9/2013[f,k]	59,998,373
50,000,000	0.080%, 1/23/2013[k]	49,997,555
25,000,000	0.130%, 2/6/2013[f,k]	24,996,750
50,000,000	0.080%, 3/13/2013[k]	49,992,111
19,400,000	0.135%, 6/7/2013[f,k]	19,388,563
	Federal National Mortgage
	Association Discount Notes
50,000,000	0.125%, 1/23/2013[k]	49,996,181
834,029,047	Thrivent Cash Management Trust	834,029,047
	U.S. Treasury Bills
7,600,000	0.120%, 1/17/2013[f,k]	7,599,578

	Total Short-Term Investments (at amortized cost)	1,095,998,158

	Total Investments (cost $5,551,991,257) 106.4%	$5,679,089,044

	Other Assets and Liabilities, Net (6.4%)	(341,152,778)

	Total Net Assets 100.0%	$5,337,936,266

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	All or a portion of the security is on loan.
f	At December 31, 2012, $45,827,222 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
g	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2012.
h	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2012, the value of these investments was $55,984,692 or 1.0% of total net assets.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
j	At December 31, 2012, $339,169 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$228,656,848
Gross unrealized depreciation	(105,800,586)

Net unrealized appreciation (depreciation)	$122,856,262
Cost for federal income tax purposes	$5,556,232,782

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2012, in valuing Moderate Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	8,277,776	—	8,277,776	—
Capital Goods	4,096,708	—	4,096,708	—
Communications Services	35,802,515	—	35,802,515	—
Consumer Cyclical	12,789,821	—	12,789,821	—
Consumer Non-Cyclical	22,352,389	—	22,352,389	—
Energy	7,517,560	—	7,517,560	—
Financials	5,533,675	—	5,533,675	—
Technology	14,170,308	—	14,170,308	—
Transportation	3,191,309	—	3,191,309	—
Utilities	5,226,400	—	5,226,400	—
Mutual Funds
Equity Mutual Funds	1,444,973,978	1,444,973,978	—	—
Fixed Income Mutual Funds	1,277,905,003	1,277,905,003	—	—
Common Stock
Consumer Discretionary	134,201,362	134,201,362	—	—
Consumer Staples	60,141,180	52,253,244	7,887,936	—
Energy	120,045,904	116,421,416	3,624,488	—
Financials	135,080,454	135,080,454	—	—
Health Care	104,927,160	104,927,160	—	—
Industrials	83,666,502	83,666,502	—	—
Information Technology	185,952,723	185,952,723	—	—
Materials	31,076,782	31,076,782	—	—
Telecommunications Services	4,750,611	4,750,611	—	—
Utilities	13,262,968	13,262,968	—	—
Long-Term Fixed Income
Asset-Backed Securities	8,045,708	—	8,045,708	—
Basic Materials	11,283,075	—	11,283,075	—
Capital Goods	15,100,688	—	15,100,688	—
Collateralized Mortgage Obligations	40,102,109	—	40,102,109	—
Commercial Mortgage-Backed Securities	58,215,280	—	58,215,280	—
Communications Services	36,325,678	—	36,325,678	—
Consumer Cyclical	20,785,693	—	20,785,693	—
Consumer Non-Cyclical	28,843,107	—	28,843,107	—
Energy	16,795,679	—	16,795,679	—
Financials	76,275,741	—	76,275,741	—
Foreign Government	2,265,405	—	2,265,405	—
Mortgage-Backed Securities	320,215,276	—	320,215,276	—
Technology	11,252,252	—	11,252,252	—
Transportation	9,808,914	—	9,808,914	—
U.S. Government and Agencies	146,147,840	—	146,147,840	—
Utilities	19,992,397	—	19,992,397	—
Collateral Held for Securities Loaned	46,692,956	46,692,956	—	—
Short-Term Investments	1,095,998,158	834,029,047	261,969,111	—

Total	$5,679,089,044	$4,465,194,206	$1,213,894,838	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	858,487	858,487	—	—
Credit Default Swaps	713,911	—	713,911	—

Total Asset Derivatives	$1,572,398	$858,487	$713,911	$—

Liability Derivatives
Futures Contracts	11,505,160	9,136,263	2,368,897	—

Total Liability Derivatives	$11,505,160	$9,136,263	$2,368,897	$—

There were no significant transfers between Levels during the period ended December 31, 2012. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2012

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(295)	March 2013	($65,014,336)	($65,038,281)	($23,945)
5-Yr. U.S. Treasury Bond Futures	(775)	March 2013	(96,582,011)	(96,420,896)	161,115
10-Yr. U.S. Treasury Bond Futures	760	March 2013	101,254,504	100,913,750	(340,754)
30-Yr. U.S. Treasury Bond Futures	1,165	March 2013	173,907,111	171,837,500	(2,069,611)
Eurex EURO STOXX 50 Futures	6,412	March 2013	223,691,230	221,322,333	(2,368,897)
Mini MSCI EAFE Index Futures	881	March 2013	70,693,643	71,374,216	680,573
Russell 2000 Index Mini-Futures	122	March 2013	10,311,721	10,328,520	16,799
S&P 400 Index Mini-Futures	(526)	March 2013	(53,074,715)	(53,552,060)	(477,345)
S&P 500 Index Futures	1,161	March 2013	418,367,047	412,184,025	(6,183,022)
S&P 500 Index Mini-Futures	323	March 2013	22,976,201	22,934,615	(41,586)
Total Futures Contracts					($10,646,673)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 19, 5 Year, at	Buy	12/20/2017	$48,500,000	$629,964	($273,147)	$356,817
5.00%; Bank of America
CDX HY, Series 19, 5 Year, at	Buy	12/20/2017	9,400,000	122,096	(52,940)	69,156
5.00%; J.P. Morgan Chase and Co.
CDX HY, Series 19, 5 Year, at	Buy	12/20/2017	39,100,000	508,145	(220,207)	287,938
5.00%; J.P. Morgan Chase and Co.
Total Credit Default Swaps					($546,294)	$713,911

1	As the buyer of protection, Moderate Allocation Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderate Allocation Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Moderate Allocation Portfolio could be required to make as the seller or receive as the buyer of protection.
3	The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2012

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2012, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$697,372
Total Equity Contracts		697,372
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	161,115
Total Interest Rate Contracts		161,115
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	713,911
Total Credit Contracts		713,911

Total Asset Derivatives		$1,572,398

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	11,140,461
Total Equity Contracts		11,140,461
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	364,699
Total Interest Rate Contracts		364,699

Total Liability Derivatives		$11,505,160

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2012, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	60,236,920
Total Equity Contracts		60,236,920
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(22,033)
Total Foreign Exchange Contracts		(22,033)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	9,552,809
Total Interest Rate Contracts		9,552,809
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	4,568,287
Total Credit Contracts		4,568,287

Total		$74,335,983

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2012

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2012, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(14,152,702)
Total Equity Contracts		(14,152,702)
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(248,043)
Total Interest Rate Contracts		(248,043)
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(205,639)
Total Credit Contracts		(205,639)

Total		($14,606,384)

The following table presents Moderate Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Equity Contracts	$472,437,907	9.9%	N/A	N/A	N/A	N/A
Interest Rate Contracts	310,194,773	6.5	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$262,320	<0.1%	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$19,755,924	0.4%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2012

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderate Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at December 31, 2012	Value December 31, 2012	Income Earned January 1, 2012 - December 31, 2012
Partner Small Cap Growth	$55,795,259	$15,000,000	$—	5,698,281	$79,055,103	$—
Partner Small Cap Value	78,961,913	551,535	—	4,264,932	90,308,232	551,535
Small Cap Stock	43,129,445	—	—	3,596,908	47,193,950	—
Partner Mid Cap Value	73,224,646	659,948	—	5,904,171	86,604,747	659,948
Mid Cap Stock	133,427,441	357,413	—	11,654,145	152,496,820	357,413
Partner Worldwide Allocation	202,887,736	36,435,207	—	53,338,438	459,697,332	6,456,625
Partner International Stock*	161,178,231	8,109,899	—	—	—	8,109,899
Large Cap Value	266,531,978	4,983,248	—	26,115,820	313,363,721	4,983,248
Large Cap Stock	162,772,741	1,831,698	—	20,286,779	187,027,872	1,831,698
Equity Income Plus	25,825,801	420,413	—	2,977,010	29,226,201	420,413
High Yield	164,217,962	11,769,636	6,757,041	36,351,058	183,561,939	12,399,749
Income	598,279,774	23,037,393	1,070,107	61,528,827	662,868,511	24,262,754
Limited Maturity Bond	578,468,960	7,938,893	168,566,543	43,476,135	431,474,553	8,259,138
Cash Management Trust- Collateral Investment	—	326,617,373	279,924,417	46,692,956	46,692,956	249,853
Cash Management Trust- Short Term Investment	—	1,097,404,639	263,375,592	834,029,047	834,029,047	135,695
Total Value and Income Earned	2,544,701,887				3,603,600,984	68,677,968

*	Effective July 27, 2012 Partner International Stock Portfolio merged into Partner Worldwide Allocation Portfolio, with Partner Worldwide Allocation Portfolio acquiring the assets and liabilities of the Partner International Stock Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Bank Loans (2.8%)[a]	Value
Basic Materials (0.2%)
	Arch Coal, Inc., Term Loan
$1,748,993	5.750%, 5/16/2018[b,c]	$1,764,577
	FMG Resources August 2006 Pty., Ltd., Term Loan
1,481,288	5.250%, 10/18/2017	1,492,397
	Ineos US Finance, LLC, Term Loan
2,358,038	13.639%, 5/4/2018	2,380,959

	Total	5,637,933

Capital Goods (0.1%)
	ADS Waste Holdings, Inc., Term Loan
1,820,000	5.250%, 10/9/2019	1,840,475
	MRC Global, Inc., Term Loan
1,296,750	6.250%, 10/24/2019	1,299,992

	Total	3,140,467

Communications Services (0.8%)
	Atlantic Broadband Penn, Term Loan
1,040,000	4.500%, 9/10/2019	1,048,060
	Charter Communications Operating, LLC, Term Loan
754,300	4.000%, 5/15/2019	760,146
	Clear Channel Communications, Inc., Term Loan
1,340,000	5.447%, 1/29/2016	1,104,455
	Cricket Communications, Inc., Term Loan
260,000	4.750%, 10/10/2019	261,084
	Cumulus Media Holdings, Inc., Term Loan
1,905,000	0.000%, 9/17/2018[b,c]	1,909,172
	Fairpoint Communications, Inc., Term Loan
1,140,000	4.500%, 1/25/2016[b,c]	1,100,533
	Intelsat Jackson Holdings SA, Term Loan
1,309,767	4.500%, 4/2/2018	1,319,865
	Level 3 Financing, Inc., Term Loan
2,540,000	4.750%, 8/1/2019	2,550,592
	Liberty Cablevision of Puerto Rico, Ltd., Term Loan
1,293,500	6.000%, 6/9/2017	1,299,968
	MCC Georgia, LLC, Term Loan
1,037,400	4.000%, 1/20/2020	1,036,964
	SBA Senior Finance II, LLC, Term Loan
780,000	3.750%, 9/28/2019	782,925
	Toys R Us, Inc., Term Loan
1,679,419	5.250%, 5/25/2018	1,604,904
	Univision Communications, Inc., Term Loan
831,432	2.212%, 9/29/2014	829,877
1,755,000	4.462%, 3/31/2017	1,724,568
	Van Wagner Communications, Inc., Term Loan
1,495,000	8.250%, 8/3/2018	1,508,709
	WideOpenWest Finance, LLC, Term Loan
1,945,225	6.250%, 7/17/2018	1,965,125
	Yankee Cable Acquisition, LLC, Term Loan
1,001,725	5.250%, 8/26/2016	1,011,732
	Zayo Group, LLC, Term Loan
2,718,295	5.250%, 7/2/2019	2,748,033

	Total	24,566,712

Consumer Cyclical (0.3%)
	Burlington Coat Factory Warehouse Corporation, Term Loan
1,332,401	5.500%, 2/23/2017	1,341,675
	Chrysler Group, LLC, Term Loan
942,821	6.000%, 5/24/2017	961,414
	MGM Resorts International, Term Loan
1,435,000	6.304%, 12/13/2019[b,c]	1,448,991
	Rock Ohio Caesars, LLC, 18 month Delayed Draw
238,333	5.727%, 8/19/2017[b,c]	245,483
	Rock Ohio Caesars, LLC, 6 month Delayed Draw
143,000	5.727%, 8/19/2017[b,c]	147,290
	Rock Ohio Caesars, LLC, Term Loan
1,828,667	8.500%, 8/19/2017	1,883,527
	Seven Seas Cruises S de RL, LLC, Term Loan
2,315,688	6.250%, 12/21/2018	2,344,633

	Total	8,373,013

Consumer Non-Cyclical (0.6%)
	Bausch & Lomb, Inc., Term Loan
1,298,475	5.250%, 5/17/2019	1,307,746
	Biomet, Inc., Term Loan
2,125,000	2.086%, 7/25/2017[b,c]	2,135,327
	Ceridian Corporation, Term Loan
1,560,000	5.959%, 5/9/2017	1,555,819
	CHS/Community Health Systems, Inc., Term Loan
1,300,000	3.811%, 1/25/2017	1,306,981
	DJO Finance, LLC, Term Loan
1,293,485	6.250%, 9/15/2017	1,298,335
	Grifols, Inc., Term Loan
1,291,533	4.500%, 6/1/2017	1,302,654
	Hologic, Inc., Term Loan
1,561,088	4.500%, 8/1/2019	1,578,369
	Reynolds Group Holdings, Inc., Term Loan
259,350	4.750%, 9/28/2018	262,172
	Roundy’s Supermarkets, Inc., Term Loan
1,720,267	5.750%, 2/13/2019	1,614,367
	SUPERVALU, Inc., Term Loan
1,780,000	6.750%, 8/10/2018[b,c]	1,804,137
	Visant Corporation, Term Loan
1,643,622	5.250%, 12/22/2016	1,489,533

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Bank Loans (2.8%)[a]	Value
Consumer Non-Cyclical (0.6%) - continued
	Warner Chilcott Company, LLC, Term Loan
$100,763	4.250%, 3/15/2018	$101,561
	Warner Chilcott Corporation, Term Loan
201,526	4.250%, 3/15/2018	203,122
76,534	4.250%, 3/15/2018	77,140
	WC Luxco Sarl, Term Loan
138,549	4.250%, 3/15/2018	139,646

	Total	16,176,909

Energy (0.2%)
	Cheasapeake Energy Corporation, Term Loan
3,910,000	5.457%, 12/2/2017[b,c]	3,910,978
	NTELOS, Inc., Term Loan
685,000	0.000%, 11/9/2019[b,c]	657,600
	Plains Exploration & Production Company, Term Loan
540,000	4.000%, 10/15/2019	541,690

	Total	5,110,268

Financials (0.1%)
	Nuveen Investments, Inc., Term Loan
1,525,000	4.954%, 5/13/2017 [b,c]	1,530,719
395,000	5.811%, 5/13/2017[b,c]	396,382
	WaveDivision Holdings, LLC, Term Loan
1,820,000	5.500%, 8/9/2019	1,837,017

	Total	3,764,118

Technology (0.3%)
	First Data Corporation Extended, Term Loan
2,090,000	4.211%, 3/26/2018	1,985,270
	First Data Corporation, Term Loan
1,040,000	5.211%, 9/24/2018	1,018,462
	Freescale Semiconductor, Inc., Term Loan
2,240,357	6.000%, 2/28/2019	2,219,701
	Infor US, Inc., Term Loan
1,015,555	5.250%, 4/5/2018	1,023,892
	SunGard Data Systems, Inc., Term Loan
2,310,000	1.563%, 12/4/2019[b,c]	2,327,325

	Total	8,574,650

Transportation (0.1%)
	Delta Air Lines, Inc., Term Loan
1,627,821	5.500%, 4/20/2017 [b,c]	1,641,039

	Total	1,641,039

Utilities (0.1%)
	Calpine Corporation, Term Loan
2,079,787	4.500%, 10/9/2019	2,096,592
	NGPL PipeCo, LLC, Term Loan
1,885,179	6.750%, 9/15/2017	1,925,239

	Total	4,021,831

	Total Bank Loans (cost $80,563,815)	81,006,940

Shares	Mutual Funds (42.4%)
Equity Mutual Funds (13.1%)
15,843,670	Thrivent Partner Worldwide Allocation Portfolio	136,548,668
1,273,911	Thrivent Partner Small Cap Value Portfolio	26,974,565
1,614,844	Thrivent Small Cap Stock Portfolio[d]	21,187,884
2,151,794	Thrivent Partner Mid Cap Value Portfolio	31,563,374
2,934,910	Thrivent Mid Cap Stock Portfolio	38,403,888
7,600,011	Thrivent Large Cap Value Portfolio	91,192,528
2,756,082	Thrivent Large Cap Stock Portfolio	25,408,870
1,179,786	Thrivent Equity Income Plus Portfolio	11,582,316

	Total	382,862,093

Fixed Income Mutual Funds (29.3%)
18,782,983	Thrivent High Yield Portfolio	94,848,428
26,993,350	Thrivent Income Portfolio	290,807,453
47,427,751	Thrivent Limited Maturity Bond Portfolio	470,691,974

	Total	856,347,855

	Total Mutual Funds (cost $1,199,610,235)	1,239,209,948

Principal Amount	Long-Term Fixed Income (25.8%)
Asset-Backed Securities (0.2%)
	Morgan Stanley Capital, Inc.
2,291,895	0.360%, 2/25/2037[e]	1,212,866
	Renaissance Home Equity Loan Trust
5,500,000	6.011%, 5/25/2036	3,337,785
2,592,770	5.580%, 11/25/2036	1,514,684

	Total	6,065,335

Basic Materials (0.5%)
	ArcelorMittal
456,000	5.375%, 6/1/2013	460,579
	Arch Coal, Inc.
1,935,000	7.000%, 6/15/2019[f]	1,799,550
	BHP Billiton Finance, Ltd.
268,000	1.000%, 2/24/2015	269,985
	Dow Chemical Company
718,000	5.900%, 2/15/2015	792,118
	FMG Resources Property, Ltd.
1,935,000	8.250%, 11/1/2019[f,g]	2,060,775

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (25.8%)	Value
Basic Materials (0.5%) - continued
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
$1,870,000	8.875%, 2/1/2018	$1,921,425
	Inmet Mining Corporation
920,000	7.500%, 6/1/2021[g]	954,500
	International Paper Company
481,000	5.300%, 4/1/2015	522,285
	LyondellBasell Industries NV
1,825,000	5.000%, 4/15/2019	2,016,625
	Novelis, Inc.
1,935,000	8.375%, 12/15/2017	2,133,337
	Xstrata Finance Canada, Ltd.
530,000	1.800%, 10/23/2015[g]	532,878

	Total	13,464,057

Capital Goods (0.6%)
	Bombardier, Inc.
1,870,000	5.750%, 3/15/2022[f,g]	1,921,425
	Case New Holland, Inc.
1,915,000	7.875%, 12/1/2017	2,264,488
	Caterpillar Financial Services Corporation
530,000	0.700%, 11/6/2015	528,646
530,000	1.250%, 11/6/2017	529,601
	Eaton Corporation
536,000	0.950%, 11/2/2015[g]	537,631
268,000	1.500%, 11/2/2017[g]	268,548
402,000	4.000%, 11/2/2032[g]	413,461
	John Deere Capital Corporation
510,000	0.700%, 9/4/2015	509,986
	Pentair Finance SA
510,000	1.875%, 9/15/2017[g]	511,499
	RBS Global, Inc.
1,870,000	8.500%, 5/1/2018	2,026,612
	Reynolds Group Issuer, Inc.
1,925,000	6.875%, 2/15/2021	2,074,187
	Sealed Air Corporation
1,790,000	8.375%, 9/15/2021[g]	2,045,075
	Textron, Inc.
680,000	5.600%, 12/1/2017	769,914
	United Technologies Corporation
817,000	6.125%, 7/15/2038	1,087,728
	UR Financing Escrow Corporation
1,870,000	7.375%, 5/15/2020[g]	2,052,325

	Total	17,541,126

Collateralized Mortgage Obligations (0.9%)
	Citigroup Mortgage Loan Trust, Inc.
824,408	5.500%, 11/25/2035	728,206
	CitiMortgage Alternative Loan Trust
2,813,657	5.750%, 4/25/2037	2,344,308
	Countrywide Alternative Loan Trust
1,553,865	6.500%, 8/25/2036	1,055,758
553,224	6.000%, 1/25/2037	458,032
3,878,189	5.500%, 5/25/2037	2,894,350
3,031,681	7.000%, 10/25/2037	1,948,646
	Countrywide Home Loans, Inc.
1,206,713	5.750%, 4/25/2037	1,097,460
	Deutsche Alt-A Securities, Inc.
930,867	6.000%, 10/25/2021	854,905
	Deutsche Alt-A Securities, Inc. Alternative Loan Trust
431,375	5.500%, 10/25/2021	441,419
	Greenpoint Mortgage Funding Trust
1,620,231	0.410%, 10/25/2045[e]	1,021,789
	HomeBanc Mortgage Trust
1,390,537	2.650%, 4/25/2037	895,905
	J.P. Morgan Mortgage Trust
253,569	3.002%, 10/25/2036	198,752
4,332,410	6.250%, 8/25/2037	2,997,763
	MASTR Alternative Loans Trust
659,722	6.500%, 7/25/2034	697,909
2,924,267	0.660%, 12/25/2035[e]	1,549,949
	Merrill Lynch Alternative Note Asset Trust
637,090	6.000%, 3/25/2037	557,651
	Residential Asset Securitization Trust
3,613,202	0.590%, 8/25/2037[e]	1,154,772
	Sequoia Mortgage Trust
439,800	4.923%, 9/20/2046	72,082
1,972,249	4.923%, 9/20/2046	1,624,853
	WaMu Mortgage Pass Through Certificates
598,408	2.697%, 9/25/2036	482,341
597,596	2.773%, 10/25/2036	474,909
1,888,537	2.423%, 11/25/2036	1,514,191

	Total	25,065,950

Commercial Mortgage-Backed Securities (1.4%)
	Banc of America Commercial Mortgage, Inc.
4,600,000	5.625%, 4/10/2049	5,380,063
6,000,000	5.685%, 6/10/2049	6,954,804
	Bear Stearns Commercial Mortgage Securities, Inc.
2,000,000	5.331%, 2/11/2044	2,263,864
	Citigroup/Deutsche Bank Commercial Mortgage
1,700,000	5.322%, 12/11/2049	1,950,087
	Credit Suisse First Boston Mortgage Securities
4,600,000	5.542%, 1/15/2049	5,229,354
	Credit Suisse Mortgage Capital Certificates
5,800,000	5.509%, 9/15/2039	6,271,795
	Government National Mortgage Association
171,793	2.164%, 3/16/2033	174,567
142,358	3.214%, 1/16/2040	149,390
	Greenwich Capital Commercial Funding Corporation
3,100,000	5.867%, 12/10/2049	3,465,701

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (25.8%)	Value
Commercial Mortgage-Backed Securities (1.4%) - continued
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
$2,300,000	5.728%, 2/12/2049	$2,500,576
	Morgan Stanley Capital, Inc.
1,750,000	5.406%, 3/15/2044	1,890,627
	Wachovia Bank Commercial
	Mortgage Trust
3,450,000	5.603%, 10/15/2048	3,778,692

	Total	40,009,520

Communications Services (1.4%)
	AMC Networks, Inc.
1,790,000	7.750%, 7/15/2021	2,049,550
	America Movil SAB de CV
536,000	3.125%, 7/16/2022	544,816
	American Tower Corporation
640,000	5.050%, 9/1/2020	717,729
	AT&T, Inc.
994,000	2.400%, 8/15/2016	1,037,310
	British Telecommunications plc
650,000	2.000%, 6/22/2015	668,212
	Cablevision Systems Corporation
1,935,000	8.625%, 9/15/2017	2,256,694
	CBS Corporation
536,000	8.875%, 5/15/2019	722,935
	CC Holdings GS V, LLC
268,000	2.381%, 12/15/2017[g]	269,310
	CCO Holdings, LLC
1,925,000	7.000%, 1/15/2019	2,076,594
	CenturyLink, Inc.
1,050,000	5.800%, 3/15/2022	1,109,983
	Clear Channel Worldwide Holdings, Inc.
1,830,000	6.500%, 11/15/2022[g]	1,898,625
	Comcast Corporation
325,000	4.650%, 7/15/2042	342,570
	Cox Communications, Inc.
545,000	3.250%, 12/15/2022[g]	562,036
	Crown Castle Towers, LLC
480,000	4.174%, 8/15/2017[g]	526,738
	Digicel, Ltd.
1,430,000	8.250%, 9/1/2017[g]	1,530,100
540,000	7.000%, 2/15/2020[g]	577,800
	Dish DBS Corporation
1,040,000	4.625%, 7/15/2017	1,084,200
1,540,000	5.875%, 7/15/2022	1,655,500
	Frontier Communications Corporation
1,790,000	8.125%, 10/1/2018	2,058,500
	Hughes Satellite Systems Corporation
1,935,000	6.500%, 6/15/2019	2,133,337
	Intelsat Jackson Holdings SA
1,935,000	7.250%, 4/1/2019	2,080,125
	NBCUniversal Media, LLC
762,000	2.875%, 4/1/2016	803,335
265,000	2.875%, 1/15/2023	266,128
	News America, Inc.
630,000	3.000%, 9/15/2022[g]	632,836
	Nippon Telegraph & Telephone Corporation
504,000	1.400%, 7/18/2017	510,097
	SBA Telecommunications, Inc.
575,000	5.750%, 7/15/2020[g]	610,937
	SBA Tower Trust
505,000	5.101%, 4/17/2017[g]	569,424
	Sprint Nextel Corporation
450,000	9.000%, 11/15/2018[g]	555,750
780,000	6.000%, 11/15/2022	801,450
	Telefonica Emisiones SAU
504,000	3.729%, 4/27/2015	517,810
	Time Warner Cable, Inc.
507,000	3.500%, 2/1/2015	535,462
	Univision Communications, Inc.
1,490,000	6.750%, 9/15/2022[g]	1,538,425
	UPCB Finance V, Ltd.
1,935,000	7.250%, 11/15/2021[g]	2,128,500
	Verizon Communications, Inc.
398,000	1.100%, 11/1/2017	396,212
995,000	5.500%, 2/15/2018	1,194,868
398,000	2.450%, 11/1/2022	398,133
265,000	3.850%, 11/1/2042	260,645
	Virgin Media Finance plc
1,870,000	5.250%, 2/15/2022	1,982,200
	Vivendi SA
765,000	2.400%, 4/10/2015[g]	780,280
	Vodafone Group plc
494,000	1.250%, 9/26/2017	492,507

	Total	40,877,663

Consumer Cyclical (0.9%)
	Amazon.com, Inc.
268,000	1.200%, 11/29/2017	266,527
536,000	2.500%, 11/29/2022	528,292
	American Honda Finance Corporation
255,000	1.000%, 8/11/2015[g]	256,437
	Chrysler Group, LLC
2,175,000	8.000%, 6/15/2019[f]	2,370,750
	Federated Retail Holdings, Inc.
305,000	5.900%, 12/1/2016	358,379
	Ford Motor Credit Company, LLC
494,000	12.000%, 5/15/2015	606,385
2,420,000	5.000%, 5/15/2018	2,670,315
	Host Hotels and Resorts, LP
1,540,000	6.000%, 11/1/2020	1,694,000
	Hyundai Capital America
530,000	1.625%, 10/2/2015[g]	533,185
	Lennar Corporation
1,360,000	12.250%, 6/1/2017	1,825,800
	Limited Brands, Inc.
1,210,000	5.625%, 2/15/2022	1,315,875
	Macy’s Retail Holdings, Inc.
271,000	3.875%, 1/15/2022	288,851
268,000	4.300%, 2/15/2043	260,763
	MGM Resorts International
1,800,000	7.625%, 1/15/2017[f]	1,926,000
	Royal Caribbean Cruises, Ltd.
1,570,000	5.250%, 11/15/2022	1,660,275

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (25.8%)	Value
Consumer Cyclical (0.9%) - continued
	Service Corporation International
$1,295,000	8.000%, 11/15/2021	$1,592,850
	Six Flags Entertainment Corporation
2,500,000	5.250%, 1/15/2021[g]	2,500,000
	The Walt Disney Company
536,000	1.100%, 12/1/2017	537,125
	Time Warner, Inc.
400,000	3.150%, 7/15/2015	422,998
	Toyota Motor Credit Corporation
325,000	1.750%, 5/22/2017	332,810
	Toys R Us Property Company II, LLC
1,930,000	8.500%, 12/1/2017	2,045,800
	TRW Automotive, Inc.
344,000	7.250%, 3/15/2017[g]	396,030
	Viacom, Inc.
255,000	1.250%, 2/27/2015	257,490
	Volkswagen International Finance NV
240,000	1.150%, 11/20/2015[g]	240,332
	Western Union Company
536,000	2.375%, 12/10/2015	538,482

	Total	25,425,751

Consumer Non-Cyclical (1.1%)
	AbbVie, Inc.
536,000	1.200%, 11/6/2015[g]	539,581
268,000	1.750%, 11/6/2017[g]	270,915
402,000	2.000%, 11/6/2018[g]	407,196
	Amgen, Inc.
330,000	4.850%, 11/18/2014	355,135
	Anheuser-Busch InBev Worldwide, Inc.
252,000	0.800%, 7/15/2015	252,659
268,000	1.375%, 7/15/2017	270,822
	BAT International Finance plc
650,000	1.400%, 6/5/2015[g]	659,320
	Biomet, Inc.
1,800,000	6.500%, 10/1/2020[g]	1,788,750
	Boston Scientific Corporation
1,065,000	5.450%, 6/15/2014	1,132,235
	Bunge Limited Finance Corporation
255,000	3.200%, 6/15/2017	266,126
	Celgene Corporation
378,000	1.900%, 8/15/2017	384,785
381,000	3.250%, 8/15/2022	388,385
	Community Health Systems, Inc.
1,295,000	8.000%, 11/15/2019	1,401,838
	ConAgra Foods, Inc.
765,000	1.350%, 9/10/2015	764,976
	CVS Caremark Corporation
330,000	6.125%, 9/15/2039	422,321
	Express Scripts Holding Company
510,000	2.750%, 11/21/2014[g]	526,113
510,000	3.125%, 5/15/2016	537,689
	Fresenius Medical Care US Finance II, Inc.
1,330,000	5.625%, 7/31/2019[g]	1,428,088
	Gilead Sciences, Inc.
$399,000	2.400%, 12/1/2014	411,460
439,000	3.050%, 12/1/2016	470,180
	Grifols, Inc.
1,800,000	8.250%, 2/1/2018	1,982,250
	HCA, Inc.
1,870,000	5.875%, 3/15/2022	2,033,625
	Heineken NV
268,000	0.800%, 10/1/2015[g]	268,501
268,000	1.400%, 10/1/2017[g]	267,191
132,000	4.000%, 10/1/2042[g]	127,665
	JBS USA, LLC
1,790,000	7.250%, 6/1/2021[g]	1,794,475
	Kraft Foods, Inc.
650,000	1.625%, 6/4/2015[g]	661,550
	Laboratory Corporation of America Holdings
510,000	2.200%, 8/23/2017	523,486
	Libbey Glass, Inc.
260,000	6.875%, 5/15/2020	279,500
	Lorillard Tobacco Company
504,000	2.300%, 8/21/2017	509,626
	McKesson Corporation
268,000	0.950%, 12/4/2015	268,377
	Mylan, Inc.
536,000	7.875%, 7/15/2020[g]	633,424
	Rite Aid Corporation
1,780,000	7.500%, 3/1/2017	1,828,950
	Roche Holdings, Inc.
510,000	7.000%, 3/1/2039[g]	768,435
	SABMiller Holdings, Inc.
759,000	1.850%, 1/15/2015[g]	773,942
	Safeway, Inc.
525,000	5.000%, 8/15/2019	564,839
	Spectrum Brands Holdings, Inc.
1,790,000	9.500%, 6/15/2018	2,031,650
	Teva Pharmaceutical Finance Company BV
330,000	2.400%, 11/10/2016	343,899
	Teva Pharmaceutical Finance IV, LLC
560,000	1.700%, 11/10/2014	572,890
	Tyson Foods, Inc.
650,000	4.500%, 6/15/2022	703,635
	Valeant Pharmaceuticals
	International
1,935,000	6.875%, 12/1/2018[g]	2,084,963

	Total	31,701,447

Energy (0.6%)
	BP Capital Markets plc
265,000	0.700%, 11/6/2015	264,620
795,000	1.375%, 11/6/2017	795,701
536,000	4.500%, 10/1/2020	617,719
	Concho Resources, Inc.
2,090,000	5.500%, 10/1/2022	2,204,950
	Denbury Resources, Inc.
1,905,000	6.375%, 8/15/2021	2,095,500
	EOG Resources, Inc.
510,000	2.625%, 3/15/2023	513,588

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (25.8%)	Value
Energy (0.6%) - continued
	Harvest Operations Corporation
$1,620,000	6.875%, 10/1/2017	$1,798,200
	Linn Energy, LLC
1,925,000	7.750%, 2/1/2021	2,050,125
	Marathon Oil Corporation
795,000	0.900%, 11/1/2015	795,641
	Marathon Petroleum Corporation
504,000	3.500%, 3/1/2016	536,513
	Murphy Oil Corporation
403,000	2.500%, 12/1/2017	405,485
	Phillips 66
671,000	2.950%, 5/1/2017[g]	711,151
	Pioneer Natural Resources Company
255,000	5.875%, 7/15/2016	289,142
	SandRidge Energy, Inc.
1,805,000	7.500%, 2/15/2023	1,931,350
	Suncor Energy, Inc.
441,000	6.100%, 6/1/2018	537,940
	Transocean, Inc.
252,000	5.050%, 12/15/2016	280,582
504,000	6.000%, 3/15/2018	584,534
	Valero Energy Corporation
510,000	7.500%, 4/15/2032	654,331
	Weatherford International, Ltd.
765,000	6.750%, 9/15/2040	867,501

	Total	17,934,573

Financials (2.4%)
	ABN Amro North American Holding Preferred Capital Repackage Trust I
265,000	3.407%, 12/29/2049[e,g,h]	265,000
	Achmea Hypotheekbank NV
220,000	3.200%, 11/3/2014[g]	230,624
	Aetna, Inc.
265,000	1.500%, 11/15/2017	265,536
106,000	2.750%, 11/15/2022	105,127
	Ally Financial, Inc.
1,870,000	5.500%, 2/15/2017	2,000,457
	American Express Centurion Bank
735,000	0.875%, 11/13/2015	734,460
	American Express Credit Corporation
325,000	2.375%, 3/24/2017	340,053
	American International Group, Inc.
765,000	2.375%, 8/24/2015	787,269
715,000	3.800%, 3/22/2017	773,869
	ANZ National International, Ltd. of London
757,000	3.125%, 8/10/2015[g]	793,211
	Associated Banc Corporation
255,000	1.875%, 3/12/2014	255,038
	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
268,000	4.125%, 11/9/2022[g]	272,690
	Bank of America Corporation
1,041,000	7.750%, 8/15/2015	1,179,944
1,268,000	1.500%, 10/9/2015	1,274,483
510,000	5.750%, 8/15/2016	557,701
870,000	5.750%, 12/1/2017	1,014,068
505,000	5.650%, 5/1/2018	587,539
	Bank of New York Mellon Corporation
265,000	0.700%, 10/23/2015	264,016
	Bank of Nova Scotia
225,000	1.450%, 7/26/2013[g]	226,395
	Barclays Bank plc
859,000	6.050%, 12/4/2017[g]	950,387
	BBVA US Senior SAU
402,000	4.664%, 10/9/2015	412,177
	Berkshire Hathaway, Inc.
660,000	1.600%, 5/15/2017	672,724
	BlackRock, Inc.
325,000	1.375%, 6/1/2015	330,071
	BNP Paribas SA
791,000	2.375%, 9/14/2017	802,348
	Canadian Imperial Bank of Commerce
220,000	2.600%, 7/2/2015[g]	231,176
	Capital One Capital V
504,000	10.250%, 8/15/2039	504,000
	Capital One Financial Corporation
530,000	2.150%, 3/23/2015	540,993
795,000	6.150%, 9/1/2016	909,496
	CIT Group, Inc.
1,800,000	4.250%, 8/15/2017	1,853,536
	Citigroup, Inc.
1,280,000	5.000%, 9/15/2014	1,346,673
877,000	4.750%, 5/19/2015	945,438
871,000	6.000%, 8/15/2017	1,026,165
570,000	8.500%, 5/22/2019	766,443
	CNA Financial Corporation
670,000	7.350%, 11/15/2019	840,342
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
550,000	3.950%, 11/9/2022	563,219
	Credit Suisse New York, NY
755,000	5.500%, 5/1/2014	803,315
	DDR Corporation
860,000	9.625%, 3/15/2016	1,055,735
	Developers Diversified Realty Corporation
1,670,000	7.875%, 9/1/2020	2,140,823
	Dexia Credit Local SA
225,000	2.750%, 4/29/2014[g]	228,174
	Discover Financial Services
181,000	3.850%, 11/21/2022[g]	186,769
	Duke Realty, LP
255,000	3.875%, 10/15/2022	259,657
	Eksportfinans ASA
330,000	3.000%, 11/17/2014	327,381
465,000	5.500%, 5/25/2016	484,035
	Fifth Third Bancorp
545,000	5.450%, 1/15/2017	610,628
	General Electric Capital Corporation
715,000	2.150%, 1/9/2015	734,402
536,000	1.000%, 12/11/2015	538,157
400,000	0.551%, 1/8/2016[e]	395,365

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (25.8%)	Value
Financials (2.4%) - continued
$365,000	1.180%, 5/9/2016[e]	$365,464
330,000	2.300%, 4/27/2017	342,171
268,000	1.600%, 11/20/2017	268,174
510,000	3.150%, 9/7/2022	521,063
765,000	6.750%, 3/15/2032	993,532
	Goldman Sachs Group, Inc.
995,000	3.700%, 8/1/2015	1,050,113
268,000	1.600%, 11/23/2015	269,883
763,000	0.760%, 3/22/2016[e]	740,617
	Hartford Financial Services Group, Inc.
185,000	7.300%, 11/1/2015	210,552
64,000	5.500%, 10/15/2016	71,634
715,000	4.000%, 10/15/2017	781,067
	HCP, Inc.
670,000	2.625%, 2/1/2020	667,385
	Health Care REIT, Inc.
268,000	2.250%, 3/15/2018	267,774
	HSBC Holdings plc
683,000	6.500%, 5/2/2036	853,327
	HSBC USA, Inc.
555,000	1.625%, 1/16/2018	555,504
	Icahn Enterprises, LP
2,315,000	8.000%, 1/15/2018	2,485,731
	ING Bank NV
430,000	2.000%, 9/25/2015[g]	433,182
530,000	3.750%, 3/7/2017[g]	563,268
	ING Capital Funding Trust III
575,000	3.911%, 12/29/2049[e,h]	545,889
	J.P. Morgan Chase & Company
722,000	4.650%, 6/1/2014	760,703
530,000	1.875%, 3/20/2015	539,529
225,000	1.100%, 10/15/2015	224,993
530,000	3.450%, 3/1/2016	562,866
756,000	2.000%, 8/15/2017	772,251
	J.P. Morgan Chase Bank NA
697,000	0.640%, 6/13/2016[e]	677,598
	KeyBank NA
804,000	7.413%, 5/6/2015	904,477
	Liberty Mutual Group, Inc.
252,000	4.950%, 5/1/2022[g]	274,652
530,000	6.500%, 5/1/2042[g]	596,270
	Liberty Property, LP
402,000	3.375%, 6/15/2023	397,764
	Lloyds TSB Bank plc
536,000	6.500%, 9/14/2020[g]	592,264
	Morgan Stanley
510,000	4.750%, 4/1/2014[f]	528,092
672,000	6.000%, 5/13/2014	711,628
1,065,000	4.750%, 3/22/2017	1,161,873
560,000	6.250%, 8/28/2017	640,949
948,000	4.875%, 11/1/2022	981,554
	Murray Street Investment Trust I
1,005,000	4.647%, 3/9/2017	1,087,055
	Omega Healthcare Investors, Inc.
1,535,000	5.875%, 3/15/2024	1,627,100
	PNC Funding Corporation
536,000	3.300%, 3/8/2022	565,059
	Prudential Financial, Inc.
402,000	5.625%, 6/15/2043	416,593
	Realty Income Corporation
265,000	2.000%, 1/31/2018	264,780
	Regions Bank
1,390,000	7.500%, 5/15/2018	1,676,688
	Reinsurance Group of America, Inc.
515,000	5.625%, 3/15/2017	581,708
265,000	5.000%, 6/1/2021	291,790
	Royal Bank of Scotland Group plc
510,000	5.050%, 1/8/2015	527,743
765,000	2.550%, 9/18/2015	782,909
	Santander US Debt SAU
650,000	3.724%, 1/20/2015[g]	652,951
	Simon Property Group, Inc.
536,000	1.500%, 2/1/2018[g]	532,974
	SLM Corporation
268,000	6.250%, 1/25/2016	291,450
	Societe Generale SA
500,000	5.200%, 4/15/2021[g]	554,164
	Svenska Handelsbanken AB
536,000	3.125%, 7/12/2016	568,750
	Toronto-Dominion Bank
170,000	2.200%, 7/29/2015[g]	177,140
	U.S. Bancorp
330,000	1.650%, 5/15/2017	336,237
	UBS AG/Stamford, Connecticut
530,000	5.875%, 12/20/2017	630,837
	UnitedHealth Group, Inc.
265,000	0.850%, 10/15/2015	265,867
133,000	1.400%, 10/15/2017	133,208
	Wachovia Corporation
1,380,000	5.625%, 10/15/2016	1,582,210
	WEA Finance, LLC
715,000	5.700%, 10/1/2016[g]	816,462
	Wells Fargo & Company
485,000	2.100%, 5/8/2017	501,428

	Total	69,566,005

Foreign Government (0.1%)
	Costa Rica Government International Bond
536,000	4.250%, 1/26/2023[g]	540,824
	Export-Import Bank of Korea
536,000	1.250%, 11/20/2015	536,891
	Kommunalbanken AS
25,000	2.750%, 5/5/2015[g]	26,260
	Korea Finance Corporation
255,000	2.250%, 8/7/2017	258,164
	Kreditanstalt fuer Wiederaufbau
120,000	0.219%, 6/17/2013[e]	120,005
	Sweden Government International Bond
200,000	0.375%, 12/22/2015[g]	199,660

	Total	1,681,804

Mortgage-Backed Securities (10.9%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
22,505,000	2.500%, 1/1/2028[c]	23,486,078
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
30,675,000	3.000%, 1/1/2043[c]	32,069,755

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (25.8%)	Value
Mortgage-Backed Securities (10.9%) - continued
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
$ 50,992,000	2.500%, 1/1/2028[c]	$53,318,510
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
68,885,000	3.500%, 1/1/2043[c]	73,440,558
63,600,000	4.000%, 1/1/2043[c]	68,171,250
62,119,000	5.000%, 1/1/2043[c]	67,282,642

	Total	317,768,793

Technology (0.4%)
	Amkor Technology, Inc.
1,790,000	6.625%, 6/1/2021	1,785,525
	Computer Sciences Corporation
382,000	2.500%, 9/15/2015	389,509
	Equinix, Inc.
1,790,000	8.125%, 3/1/2018	1,973,475
	First Data Corporation
1,870,000	7.375%, 6/15/2019[g]	1,935,450
	Freescale Semiconductor, Inc.
2,445,000	9.250%, 4/15/2018[g]	2,671,162
	Hewlett-Packard Company
510,000	2.125%, 9/13/2015	509,648
569,000	2.600%, 9/15/2017	554,295
	Intel Corporation
536,000	4.000%, 12/15/2032	532,778
	Microsoft Corporation
265,000	0.875%, 11/15/2017	263,605
530,000	2.125%, 11/15/2022	524,809
	Oracle Corporation
530,000	1.200%, 10/15/2017	531,573
265,000	2.500%, 10/15/2022	267,387
	Samsung Electronics America, Inc.
823,000	1.750%, 4/10/2017[g]	832,671
	Xerox Corporation
510,000	7.200%, 4/1/2016	585,670

	Total	13,357,557

Transportation (0.4%)
	Avis Budget Car Rental, LLC
2,130,000	8.250%, 1/15/2019	2,353,650
	Burlington Northern Santa Fe, LLC
189,000	3.050%, 9/1/2022	195,323
	Continental Airlines, Inc.
1,715,000	6.750%, 9/15/2015[g]	1,800,750
330,000	4.150%, 4/11/2024	349,387
	CSX Corporation
628,000	6.250%, 4/1/2015	703,209
	Delta Air Lines, Inc.
760,000	6.750%, 5/23/2017	782,800
130,000	4.750%, 5/7/2020	138,450
	ERAC USA Finance, LLC
530,000	1.400%, 4/15/2016[g]	533,554
	Hertz Corporation
2,115,000	6.750%, 4/15/2019	2,307,994
	Kansas City Southern de Mexico SA de CV
660,000	8.000%, 2/1/2018	727,650
	Navios Maritime Acquisition Corporation
1,790,000	8.625%, 11/1/2017	1,678,125
	Navios Maritime Holdings, Inc.
1,540,000	8.875%, 11/1/2017	1,536,150

	Total	13,107,042

U.S. Government and Agencies (3.3%)
	FDIC Structured Sale Guaranteed Notes
90,000	Zero Coupon, 1/7/2014[g]	89,553
	Federal Agricultural Mortgage Corporation
175,000	2.125%, 9/15/2015	181,738
	Federal Home Loan Banks
1,355,000	0.375%, 1/29/2014	1,357,676
	Federal Home Loan Mortgage Corporation
300,000	1.750%, 9/10/2015	310,991
1,330,000	0.750%, 1/12/2018	1,320,992
	Federal National Mortgage Association
710,000	1.250%, 2/27/2014	719,469
430,000	0.500%, 5/27/2015	431,561
300,000	4.375%, 10/15/2015	333,105
2,200,000	0.375%, 12/21/2015[f]	2,197,272
870,000	1.375%, 11/15/2016	896,265
870,000	0.875%, 12/20/2017	871,699
205,000	6.250%, 5/15/2029	294,501
	Tennessee Valley Authority
200,000	5.250%, 9/15/2039	263,143
	U.S. Treasury Bonds
440,000	7.625%, 2/15/2025	709,500
1,275,000	4.375%, 5/15/2040	1,659,692
8,645,000	3.000%, 5/15/2042	8,807,094
2,260,000	2.750%, 8/15/2042	2,182,312
	U.S. Treasury Bonds, TIPS
49,087	2.375%, 1/15/2025	66,218
32,107	2.125%, 2/15/2040	47,112
	U.S. Treasury Notes
90,000	0.250%, 4/30/2014	90,039
4,505,000	0.750%, 6/15/2014[i]	4,540,017
3,500,000	0.125%, 7/31/2014	3,494,120
9,225,000	2.500%, 4/30/2015	9,694,903
2,750,000	0.250%, 9/15/2015	2,743,983
650,000	2.625%, 2/29/2016	695,551
3,725,000	1.000%, 10/31/2016	3,796,006
1,550,000	3.250%, 3/31/2017[i]	1,723,648
11,500,000	0.750%, 6/30/2017	11,568,287
28,750,000	0.875%, 7/31/2019	28,395,110
6,060,000	1.625%, 8/15/2022	6,020,234
	U.S. Treasury Notes, TIPS
254,404	1.625%, 1/15/2015	270,285
224,057	0.125%, 4/15/2017	239,933
312,511	2.625%, 7/15/2017	374,476
281,676	1.875%, 7/15/2019	342,831
269,649	1.125%, 1/15/2021	316,712

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (25.8%)	Value
U.S. Government and Agencies (3.3%) - continued
$275,948	0.125%, 1/15/2022	$299,663

	Total	97,345,691

Utilities (0.7%)
	AES Corporation
1,915,000	7.375%, 7/1/2021	2,125,650
	American Electric Power Company, Inc.
536,000	1.650%, 12/15/2017	537,878
	CenterPoint Energy, Inc.
660,000	6.850%, 6/1/2015	744,960
	Crosstex Energy, LP/Crosstex Energy Finance Corporation
1,790,000	8.875%, 2/15/2018	1,933,200
	DCP Midstream Operating, LP
268,000	2.500%, 12/1/2017	266,572
	Energy Transfer Partners, LP
756,000	4.650%, 6/1/2021	830,641
	Enterprise Products Operating, LLC
756,000	1.250%, 8/13/2015	760,643
	Exelon Corporation
685,000	4.900%, 6/15/2015	745,642
	FirstEnergy Solutions Corporation
1,080,000	4.800%, 2/15/2015	1,159,804
	ITC Holdings Corporation
644,000	5.875%, 9/30/2016[g]	731,865
	Kinder Morgan Energy Partners, LP
510,000	5.300%, 9/15/2020	594,437
510,000	5.000%, 8/15/2042	540,487
	MarkWest Energy Partners, LP
1,805,000	5.500%, 2/15/2023	1,958,425
	MidAmerican Energy Holdings Company
510,000	6.500%, 9/15/2037	677,392
	NextEra Energy Capital Holdings, Inc.
765,000	1.200%, 6/1/2015	770,442
	NiSource Finance Corporation
765,000	5.950%, 6/15/2041	883,447
	NRG Energy, Inc.
1,660,000	6.625%, 3/15/2023[g]	1,776,200
	ONEOK Partners, LP
255,000	2.000%, 10/1/2017	257,119
321,000	8.625%, 3/1/2019	426,204
	Pacific Gas & Electric Company
715,000	5.625%, 11/30/2017	863,237
	PPL Capital Funding, Inc.
538,000	3.500%, 12/1/2022	547,629
	Sempra Energy
715,000	6.150%, 6/15/2018	877,180
	Williams Partners, LP
255,000	7.250%, 2/1/2017	309,781
255,000	5.250%, 3/15/2020	293,748

	Total	20,612,583

	Total Long-Term Fixed Income (cost $739,032,438)	751,524,897

Shares	Common Stock (10.5%)
Consumer Discretionary (1.5%)
13,356	Amazon.com, Inc.[d]	3,354,226
11,800	Ann, Inc.[d]	399,312
6,035	Arctic Cat, Inc.[d]	201,509
7,050	AutoZone, Inc.[d]	2,498,731
6,300	Bally Technologies, Inc.[d]	281,673
9,100	Bed Bath & Beyond, Inc.[d]	508,781
9,910	CBS Corporation	377,076
6,900	Charter Communications, Inc.[d]	526,056
18,000	Cheesecake Factory, Inc.	588,960
23,900	Chico’s FAS, Inc.	441,194
15,200	Children’s Place Retail Stores, Inc.[d]	673,208
9,200	Coinstar, Inc.[d,f]	478,492
142,713	Comcast Corporation	5,334,612
25,299	Delphi Automotive plc[d]	967,687
4,800	Dillard’s, Inc.	402,096
9,600	DISH Network Corporation	349,440
8,904	Dollar Tree, Inc.[d]	361,146
13,600	Expedia, Inc.	835,720
9,400	Express, Inc.[d]	141,846
26,035	Foot Locker, Inc.	836,244
26,400	Gap, Inc.	819,456
39,500	GNC Holdings, Inc.	1,314,560
7,200	Hanesbrands, Inc.[d]	257,904
4,800	Harley-Davidson, Inc.	234,432
41,000	Home Depot, Inc.	2,535,850
2,500	HSN, Inc.	137,700
5,990	iShares Dow Jones US Home Construction Index Fund	126,748
82,776	Las Vegas Sands Corporation	3,820,940
11,764	Life Time Fitness, Inc.[d]	578,906
43,330	Lowe’s Companies, Inc.	1,539,082
15,800	Macy’s, Inc.	616,516
3,300	Marriott Vacations Worldwide Corporation[d]	137,511
15,300	Meredith Corporation[f]	527,085
34,980	News Corporation	917,875
71,200	NIKE, Inc.	3,673,920
8,600	Omnicom Group, Inc.	429,656
4,100	O’Reilly Automotive, Inc.[d]	366,622
1,354	Panera Bread Company[d]	215,056
6,100	Penn National Gaming, Inc.[d]	299,571
3,400	PetSmart, Inc.	232,356
35,849	Pier 1 Imports, Inc.	716,980
3,200	Pool Corporation	135,424
600	Priceline.com, Inc.[d]	372,720
23,900	Pulte Group, Inc.[d]	434,024
68,700	Sally Beauty Holdings, Inc.[d]	1,619,259
22,100	Smith & Wesson Holding Corporation[d,f]	186,524
9,800	Tempur-Pedic International, Inc.[d]	308,602
10,000	Time Warner Cable, Inc.	971,900
11,500	TJX Companies, Inc.	488,175

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (10.5%)	Value
Consumer Discretionary (1.5%) - continued
10,500	Toll Brothers, Inc.[d]	$339,465
5,100	Valassis Communications, Inc.[f]	131,478
5,761	WMS Industries, Inc.[d]	100,818

	Total	44,145,124

Consumer Staples (0.8%)
28,712	Anheuser-Busch InBev NV ADR	2,509,716
11,646	Annie’s, Inc.[d,f]	389,326
37,200	Archer-Daniels-Midland Company	1,018,908
22,156	British American Tobacco plc ADR	2,243,295
17,000	Bunge, Ltd.	1,235,730
15,800	Campbell Soup Company[f]	551,262
9,200	Colgate-Palmolive Company	961,768
21,100	Constellation Brands, Inc.[d]	746,729
45,850	CVS Caremark Corporation	2,216,847
4,130	Diageo plc ADR	481,475
5,400	Energizer Holdings, Inc.	431,892
16,900	Herbalife, Ltd.[f]	556,686
39,888	Ingredion, Inc.	2,569,984
6,330	Kimberly-Clark Corporation	534,442
9,243	Kraft Foods Group, Inc.	420,279
27,729	Mondelez International, Inc.	706,258
37,500	Nestle SA	2,446,630
10,300	Nu Skin Enterprises, Inc.[f]	381,615
7,118	Philip Morris International, Inc.	595,350
8,900	Safeway, Inc.[f]	161,001
3,000	Spectrum Brands Holdings, Inc.[d]	134,790
5,878	TreeHouse Foods, Inc.[d]	306,420
14,380	Unilever NV ADR[f]	550,754
3,100	USANA Health Sciences, Inc.[d,f]	102,083

	Total	22,253,240

Energy (1.6%)
99,861	Alpha Natural Resources, Inc.[d]	972,646
6,600	Apache Corporation	518,100
18,800	Baker Hughes, Inc.	767,792
57,278	BP plc ADR	2,385,056
25,070	Chevron Corporation	2,711,070
9,500	Concho Resources, Inc.[d]	765,320
69,600	Consol Energy, Inc.	2,234,160
2,900	CVR Energy, Inc.[d]	141,491
5,100	Delek US Holdings, Inc.	129,132
17,000	Dril-Quip, Inc.[d]	1,241,850
28,700	Ensco plc	1,701,336
24,806	EOG Resources, Inc.	2,996,317
14,720	EQT Corporation	868,186
32,500	Exxon Mobil Corporation	2,812,875
25,500	Helix Energy Solutions Group, Inc.[d]	526,320
18,200	Helmerich & Payne, Inc.	1,019,382
19,000	HollyFrontier Corporation	884,450
177,973	Marathon Oil Corporation	5,456,652
15,100	Marathon Petroleum Corporation	951,300
14,100	National Oilwell Varco, Inc.	963,735
35,800	Oasis Petroleum, Inc.[d]	1,138,440
11,900	Occidental Petroleum Corporation	911,659
16,600	Oil States International, Inc.[d]	1,187,564
19,700	Patterson-UTI Energy, Inc.[f]	367,011
37,800	Peabody Energy Corporation	1,005,858
41,300	Petroleo Brasileiro SA ADR	804,111
79,685	Petroleum Geo-Services ASA	1,387,904
2,600	Phillips 66	138,060
37,060	Schlumberger, Ltd.	2,567,887
15,800	SM Energy Company	824,918
9,600	Southwestern Energy Company[d]	320,736
33,900	Ultra Petroleum Corporation[d,f]	614,607
48,400	Valero Energy Corporation	1,651,408
342,261	Weatherford International, Ltd.[d]	3,829,901
15,200	Western Refining, Inc.[f]	428,488

	Total	47,225,722

Financials (1.7%)
10,390	ACE, Ltd.	829,122
5,543	Affiliated Managers Group, Inc.[d]	721,421
3,400	Allied World Assurance Company Holdings AG	267,920
12,600	Allstate Corporation	506,142
5,900	American Assets Trust, Inc.	164,787
3,700	American Campus Communities, Inc.	170,681
41,300	Ameriprise Financial, Inc.	2,586,619
56,800	Annaly Capital Management, Inc.	797,472
4,400	Aspen Insurance Holdings, Ltd.	141,152
7,600	Axis Capital Holdings, Ltd.	263,264
136,090	Bank of America Corporation	1,578,644
4,400	Banner Corporation	135,212
8,600	BioMed Realty Trust, Inc.	166,238
10,697	Boston Properties, Inc.	1,131,850
7,080	Capital One Financial Corporation	410,144
22,000	CapitalSource, Inc.	166,760
18,800	CBL & Associates Properties, Inc.	398,748
84,728	Citigroup, Inc.	3,351,840
40,730	CME Group, Inc.	2,065,418
16,500	Comerica, Inc.	500,610
24,700	DCT Industrial Trust, Inc.	160,303
8,000	Discover Financial Services	308,400
7,000	Douglas Emmett, Inc.	163,100
4,000	Endurance Specialty Holdings, Ltd.	158,760
2,400	Equity Lifestyle Properties, Inc.	161,496
18,969	Equity Residential	1,074,973
4,800	Extra Space Storage, Inc.	174,672
60,600	Fifth Third Bancorp	920,514
23,318	HCC Insurance Holdings, Inc.	867,663
4,900	Highwoods Properties, Inc.	163,905
27,398	Host Hotels & Resorts, Inc.	429,327
182,800	Huntington Bancshares, Inc.	1,168,092
32,040	Invesco, Ltd.	835,924
46,314	J.P. Morgan Chase & Company	2,036,427
58,732	Kimco Realty Corporation	1,134,702
43,390	KKR & Company, LP	660,830
9,788	Lazard, Ltd.	292,074
3,500	M&T Bank Corporation[f]	344,645
39,940	MetLife, Inc.	1,315,624
6,100	Montpelier Re Holdings, Inc.	139,446
14,500	NASDAQ OMX Group, Inc.	362,645
7,800	Northern Trust Corporation	391,248
26,400	Och-Ziff Capital Management Group, LLC	250,800

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (10.5%)	Value
Financials (1.7%) - continued
23,900	Ocwen Financial Corporation[d]	$826,701
6,900	Pebblebrook Hotel Trust	159,390
16,700	Piedmont Office Realty Trust, Inc.	301,435
44,488	Popular, Inc.[d]	924,906
8,700	PrivateBancorp, Inc.	133,284
3,000	ProAssurance Corporation	126,570
4,500	Protective Life Corporation	128,610
7,851	Public Storage, Inc.	1,138,081
8,098	Simon Property Group, Inc.	1,280,213
17,900	SLM Corporation	306,627
42,400	SPDR S&P 500 ETF Trust	6,042,848
45,320	State Street Corporation	2,130,493
20,420	SVB Financial Group[d]	1,142,907
2,035	Taubman Centers, Inc.	160,195
6,700	Tower Group, Inc.	119,059
13,167	Vornado Realty Trust	1,054,413
9,324	W.R. Berkley Corporation	351,888
92,586	Wells Fargo & Company	3,164,589
80,393	Zions Bancorporation	1,720,410

	Total	51,082,233

Health Care (1.2%)
3,100	Aetna, Inc.	143,530
15,000	Align Technology, Inc.[d]	416,250
11,900	Amgen, Inc.	1,027,208
10,520	Baxter International, Inc.	701,263
28,300	Biogen Idec, Inc.[d]	4,150,761
3,172	C.R. Bard, Inc.	310,031
11,700	Celgene Corporation[d]	921,024
4,500	Charles River Laboratories International, Inc.[d]	168,615
14,000	Community Health Systems, Inc.	430,360
53,910	Covidien plc	3,112,763
18,100	Endo Pharmaceutical Holdings, Inc.[d]	475,487
50,900	Express Scripts Holding Company[d]	2,748,600
13,600	Gilead Sciences, Inc.[d]	998,920
5,971	HeartWare International, Inc.[d,f]	501,266
6,300	Illumina, Inc.[d,f]	350,217
3,100	Jazz Pharmaceuticals, Inc.[d]	164,920
3,300	Life Technologies Corporation[d]	161,964
8,300	MedAssets, Inc.[d]	139,191
9,800	Medicines Company[d]	234,906
47,480	Merck & Company, Inc.	1,943,831
4,700	PAREXEL International Corporation[d]	139,073
68,836	Pfizer, Inc.	1,726,407
4,356	Pharmacyclics, Inc.[d]	252,212
31,800	Questcor Pharmaceuticals, Inc.[f]	849,696
21,100	ResMed, Inc.[f]	877,127
24,600	Sanofi ADR	1,165,548
13,800	Santarus, Inc.[d]	151,524
28,700	Shire Pharmaceuticals Group plc ADR	2,645,566
12,200	Spectrum Pharmaceuticals, Inc.[f]	136,518
17,000	Thoratec Corporation[d]	637,840
18,662	United Therapeutics Corporation[d]	996,924
95,553	UnitedHealth Group, Inc.	5,182,795
22,500	Vertex Pharmaceuticals, Inc.[d]	943,650
33,400	VIVUS, Inc.[d,f]	448,228
3,100	Waters Corporation[d]	270,072
5,871	Zimmer Holdings, Inc.	391,361

	Total	35,915,648

Industrials (0.9%)
20,900	Actuant Corporation	583,319
26,450	ADT Corporation	1,229,661
11,671	CSX Corporation	230,269
4,500	Deluxe Corporation	145,080
20,750	EMCOR Group, Inc.	718,158
3,900	EnerSys[d]	146,757
5,250	FedEx Corporation	481,530
2,100	Flowserve Corporation	308,280
14,200	GATX Corporation	614,860
17,160	General Electric Company	360,188
20,900	HNI Corporation	628,254
61,241	Honeywell International, Inc.	3,886,966
3,500	Huntington Ingalls Industries, Inc.	151,690
11,700	Ingersoll-Rand plc	561,132
74,050	Jacobs Engineering Group, Inc.[d]	3,152,308
6,000	L-3 Communications Holdings, Inc.	459,720
11,400	Landstar System, Inc.	598,044
4,600	Lockheed Martin Corporation	424,534
62,460	Manitowoc Company, Inc.	979,373
19,500	Manpower, Inc.	827,580
24,600	McDermott International, Inc.[d]	271,092
15,517	Oshkosh Corporation[d]	460,079
43,246	Parker Hannifin Corporation	3,678,505
19,984	Pentair, Ltd.	982,214
12,200	Pitney Bowes, Inc.[f]	129,808
1,300	Portfolio Recovery Associates, Inc.[d]	138,918
28,400	Southwest Airlines Company	290,816
5,090	SPX Corporation	357,063
15,700	Swift Transportation Company[d]	143,184
3,300	Trex Company, Inc.[d]	122,859
40,400	Tyco International, Ltd.	1,181,700
20,724	United Technologies Corporation	1,699,575
54,300	US Airways Group, Inc.[d,f]	733,050
18,000	Woodward, Inc.	686,340

	Total	27,362,906

Information Technology (2.1%)
62,300	Activision Blizzard, Inc.	661,626
7,500	Akamai Technologies, Inc.[d]	306,825
7,300	Alliance Data Systems Corporation[d]	1,056,748
25,700	AOL, Inc.[d]	760,977
23,112	Apple, Inc.	12,319,389
31,305	Applied Materials, Inc.	358,129
23,500	Aruba Networks, Inc.[d,f]	487,625
102,000	Atmel Corporation[d]	668,100
12,900	BMC Software, Inc.[d]	511,614
59,800	Brocade Communications Systems, Inc.[d]	318,734
2,900	CACI International, Inc.[d]	159,587
16,200	Cavium, Inc.[d]	505,602
30,700	Cisco Systems, Inc.	603,255
52,200	Citrix Systems, Inc.[d]	3,432,150
12,200	Computer Sciences Corporation	488,610
31,481	CoreLogic, Inc.[d]	847,468
64,922	eBay, Inc.[d]	3,312,320

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (10.5%)	Value
Information Technology (2.1%) - continued
8,400	Ebix, Inc.[f]	$134,988
26,300	ExactTarget, Inc.[d]	526,000
3,100	Fair Isaac Corporation	130,293
8,569	Google, Inc.[d]	6,078,592
17,600	Informatica Corporation[d]	533,632
3,000	InterDigital, Inc.[f]	123,300
8,447	Itron, Inc.[d]	376,314
4,400	j2 Global, Inc.	134,552
15,807	Juniper Networks, Inc.[d]	310,924
2,300	Manhattan Associates, Inc.[d]	138,782
98,528	Microsoft Corporation	2,633,653
103,817	NetApp, Inc.[d]	3,483,060
5,300	NetScout Systems, Inc.[d]	137,747
31,006	NVIDIA Corporation	381,064
172,549	Oracle Corporation	5,749,333
14,857	Plantronics, Inc.	547,778
46,127	QUALCOMM, Inc.	2,860,797
24,700	Symantec Corporation[d]	464,607
65,062	Teradyne, Inc.[d]	1,098,897
103,420	Texas Instruments, Inc.	3,199,815
26,642	TriQuint Semiconductor, Inc.[d]	128,947
7,000	ValueClick, Inc.[d]	135,870
19,800	VeriFone Systems, Inc.[d]	587,664
55,500	Vishay Intertechnology, Inc.[d]	589,965
23,500	Western Digital Corporation	998,515
98	Workday, Inc.[d]	5,341
33,739	Xilinx, Inc.	1,211,230
62,300	Yahoo!, Inc.[d]	1,239,770

	Total	60,740,189

Materials (0.4%)
13,600	BHP Billiton, Ltd. ADR[f]	1,066,784
10,000	Buckeye Technologies, Inc.	287,100
3,100	CF Industries Holdings, Inc.	629,796
17,100	Cliffs Natural Resources, Inc.	659,376
16,150	Dow Chemical Company	521,968
6,700	Eagle Materials, Inc.	391,950
97,536	Freeport-McMoRan Copper & Gold, Inc.	3,335,731
10,300	H.B. Fuller Company	358,646
32,700	Huntsman Corporation	519,930
15,500	Mosaic Company	877,765
12,010	Nucor Corporation	518,592
18,300	Rio Tinto plc ADR[f]	1,063,047
7,454	Silgan Holdings, Inc.	310,012
26,580	Steel Dynamics, Inc.	364,943
19,300	SunCoke Energy, Inc.[d]	300,887
15,800	Walter Energy, Inc.	566,904

	Total	11,773,431

Telecommunications Services (0.1%)
76,700	MetroPCS Communications, Inc.[d]	762,398
19,809	Verizon Communications, Inc.	857,135

	Total	1,619,533

Utilities (0.2%)
29,000	Calpine Corporation[d]	525,770
14,100	CMS Energy Corporation	343,758
37,640	NiSource, Inc.	936,860
23,792	NV Energy, Inc.	431,587
35,040	PG&E Corporation	1,407,907
25,400	PNM Resources, Inc.	520,954
9,700	Public Service Enterprise Group, Inc.	296,820
12,081	Southwest Gas Corporation	512,355
12,200	Wisconsin Energy Corporation	449,570

	Total	5,425,581

	Total Common Stock (cost $286,905,112)	307,543,607

Shares	Collateral Held for Securities Loaned (0.8%)	Value
24,371,265	Thrivent Cash Management Trust	24,371,265
	Total Collateral Held for Securities Loaned (cost $24,371,265)	24,371,265

Shares or Principal Amount	Short-Term Investments (28.6%)	Value
	Federal Home Loan Bank Discount Notes
56,250,000	0.122%, 1/9/2013[j,k]	56,248,475
100,000,000	0.130%, 2/6/2013[j,k]	99,987,000
8,700,000	0.115%, 6/7/2013[j,k]	8,695,650
	Federal National Mortgage Association Discount Notes
100,000,000	0.131%, 2/6/2013[j]	99,986,900
565,122,509	Thrivent Cash Management Trust U.S. Treasury Bills	565,122,509
4,000,000	0.000%, 1/17/2013[j,k]	3,999,778

	Total Short-Term Investments (at amortized cost)	834,040,312

	Total Investments (cost $3,164,523,177) 110.9%	$3,237,696,969

	Other Assets and Liabilities, Net (10.9%)	(317,373,503)

	Total Net Assets 100.0%	$2,920,323,466

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2012.
f	All or a portion of the security is on loan.
g	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2012, the value of these investments was $60,831,824 or 2.1% of total net assets.
h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2012

i	At December 31, 2012, $267,790 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.
j	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
k	At December 31, 2012, $24,844,054 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$96,920,856
Gross unrealized depreciation	(25,242,746)

Net unrealized appreciation (depreciation)	$71,678,110
Cost for federal income tax purposes	$3,166,018,859

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2012, in valuing Moderately Conservative Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	5,637,933	—	5,637,933	—
Capital Goods	3,140,467	—	3,140,467	—
Communications Services	24,566,712	—	24,566,712	—
Consumer Cyclical	8,373,013	—	8,373,013	—
Consumer Non-Cyclical	16,176,909	—	16,176,909	—
Energy	5,110,268	—	5,110,268	—
Financials	3,764,118	—	3,764,118	—
Technology	8,574,650	—	8,574,650	—
Transportation	1,641,039	—	1,641,039	—
Utilities	4,021,831	—	4,021,831	—
Mutual Funds
Equity Mutual Funds	382,862,093	382,862,093	—	—
Fixed Income Mutual Funds	856,347,855	856,347,855	—	—
Long-Term Fixed Income
Asset-Backed Securities	6,065,335	—	6,065,335	—
Basic Materials	13,464,057	—	13,464,057	—
Capital Goods	17,541,126	—	17,541,126	—
Collateralized Mortgage Obligations	25,065,950	—	25,065,950	—
Commercial Mortgage-Backed Securities	40,009,520	—	40,009,520	—
Communications Services	40,877,663	—	40,877,663	—
Consumer Cyclical	25,425,751	—	25,425,751	—
Consumer Non-Cyclical	31,701,447	—	31,701,447	—
Energy	17,934,573	—	17,934,573	—
Financials	69,566,005	—	69,566,005	—
Foreign Government	1,681,804	—	1,681,804	—
Mortgage-Backed Securities	317,768,793	—	317,768,793	—
Technology	13,357,557	—	13,357,557	—
Transportation	13,107,042	—	13,107,042	—
U.S. Government and Agencies	97,345,691	—	97,345,691	—
Utilities	20,612,583	—	20,612,583	—
Common Stock
Consumer Discretionary	44,145,124	44,145,124	—	—
Consumer Staples	22,253,240	19,806,610	2,446,630	—
Energy	47,225,722	45,837,818	1,387,904	—
Financials	51,082,233	51,082,233	—	—
Health Care	35,915,648	35,915,648	—	—
Industrials	27,362,906	27,362,906	—	—
Information Technology	60,740,189	60,740,189	—	—
Materials	11,773,431	11,773,431	—	—
Telecommunications Services	1,619,533	1,619,533	—	—
Utilities	5,425,581	5,425,581	—	—
Collateral Held for Securities Loaned	24,371,265	24,371,265	—	—
Short-Term Investments	834,040,312	565,122,509	268,917,803	—

Total	$3,237,696,969	$2,132,412,795	$1,105,284,174	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	664,124	664,124	—	—
Credit Default Swaps	551,956	—	551,956	—

Total Asset Derivatives	$1,216,080	$664,124	$551,956	$—

Liability Derivatives
Futures Contracts	6,160,920	5,267,596	893,324	—

Total Liability Derivatives	$6,160,920	$5,267,596	$893,324	$—

There were no significant transfers between Levels during the period ended December 31, 2012. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2012

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(250)	March 2013	($55,096,895)	($55,117,188)	($20,293)
5-Yr. U.S. Treasury Bond Futures	60	March 2013	7,474,402	7,464,844	(9,558)
10-Yr. U.S. Treasury Bond Futures	430	March 2013	57,288,732	57,095,937	(192,795)
30-Yr. U.S. Treasury Bond Futures	1,145	March 2013	170,921,581	168,887,500	(2,034,081)
Eurex EURO STOXX 50 Futures	2,418	March 2013	84,355,177	83,461,853	(893,324)
Mini MSCI EAFE Index Futures	836	March 2013	67,082,730	67,728,540	645,810
Russell 2000 Index Mini-Futures	133	March 2013	11,241,466	11,259,780	18,314
S&P 400 Index Mini-Futures	(84)	March 2013	(8,475,810)	(8,552,040)	(76,230)
S&P 500 Index Futures	545	March 2013	196,391,077	193,488,625	(2,902,452)
S&P 500 Index Mini-Futures	250	March 2013	17,783,438	17,751,251	(32,187)
Total Futures Contracts					($5,496,796)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 19, 5 Year, at 5.00%; Bank of America	Buy	12/20/2017	$37,500,000	$487,085	($211,196)	$275,889
CDX HY, Series 19, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Buy	12/20/2017	12,500,000	162,362	(70,399)	91,963
CDX HY, Series 19, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Buy	12/20/2017	25,000,000	324,902	(140,798)	184,104
Total Credit Default Swaps					($422,393)	$551,956

1	As the buyer of protection, Moderately Conservative Allocation Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderately Conservative Allocation Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Moderately Conservative Allocation Portfolio could be required to make as the seller or receive as the buyer of protection.
3	The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2012

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2012, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$664,124
Total Equity Contracts		664,124
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	551,956
Total Credit Contracts		551,956

Total Asset Derivatives		$1,216,080

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	5,938,274
Total Equity Contracts		5,938,274
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	222,646
Total Interest Rate Contracts		222,646

Total Liability Derivatives		$6,160,920

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2012, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	29,546,063
Total Equity Contracts		29,546,063
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(4,477)
Total Foreign Exchange Contracts		(4,477)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	12,332,371
Total Interest Rate Contracts		12,332,371
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	2,804,056
Total Credit Contracts		2,804,056

Total		$44,678,013

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2012

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2012, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(7,155,166)
Total Equity Contracts		(7,155,166)
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(3,325,461)
Total Interest Rate Contracts		(3,325,461)
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	107,416
Total Credit Contracts		107,416

Total		($10,373,211)

The following table presents Moderately Conservative Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Equity Contracts	$191,685,484	7.8%	N/A	N/A	N/A	N/A
Interest Rate Contracts	301,743,444	12.2	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$24,917	<0.1%	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$14,338,462	0.6%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2012

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Conservative Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at December 31, 2012	Value December 31, 2012	Income Earned January 1, 2012 - December 31, 2012
Partner Small Cap Value	$23,585,482	$164,740	$—	1,273,911	$26,974,565	$164,740
Small Cap Stock	19,363,111	—	—	1,614,844	21,187,884	—
Partner Mid Cap Value	26,686,954	240,520	—	2,151,794	31,563,374	240,520
Mid Cap Stock	33,601,569	90,009	—	2,934,910	38,403,888	90,009
Partner Worldwide Allocation	68,816,746	15,360,884	—	15,843,670	136,548,668	1,921,686
Partner International Stock*	34,849,649	1,753,507	—	—	—	1,753,507
Large Cap Value	77,563,939	1,450,184	—	7,600,011	91,192,528	1,450,184
Large Cap Stock	22,113,664	248,847	—	2,756,082	25,408,870	248,847
Equity Income Plus	10,234,741	166,609	—	1,179,786	11,582,316	166,609
High Yield	81,625,810	5,735,738	65,115	18,782,983	94,848,428	6,301,661
Income	262,194,274	9,712,860	169,299	26,993,350	290,807,453	10,636,769
Limited Maturity Bond	582,200,860	8,090,852	134,403,712	47,427,751	470,691,974	8,735,757
Cash Management Trust-Collateral Investment	—	154,177,256	129,805,991	24,371,265	24,371,265	86,280
Cash Management Trust-Short Term Investment	—	755,382,427	190,259,918	565,122,509	565,122,509	92,146
Total Value and Income Earned	1,242,836,799				1,828,703,722	31,888,715

*	Effective July 27, 2012 Partner International Stock Portfolio merged into Partner Worldwide Allocation Portfolio, with Partner Worldwide Allocation Portfolio acquiring the assets and liabilities of the Partner International Stock Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Technology Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (98.4%)	Value
Communications Equipment (8.5%)
44,265	Calix, Inc.[a,b]	$340,398
39,688	Juniper Networks, Inc.[b]	780,663
30,351	QUALCOMM, Inc.	1,882,369

	Total	3,003,430

Computers & Peripherals (15.0%)
7,077	Apple, Inc.	3,772,253
20,476	EMC Corporation[b]	518,043
30,531	NetApp, Inc.[b]	1,024,315

	Total	5,314,611

Consumer Discretionary (10.4%)
4,438	Amazon.com, Inc.[b]	1,114,559
20,273	Coinstar, Inc.[a,b]	1,054,399
86,239	Pandora Media, Inc.[a,b]	791,674
1,191	Priceline.com, Inc.[b]	739,849

	Total	3,700,481

Electronic Equipment, Instruments & Components (4.9%)
14,202	Amphenol Corporation	918,869
73,064	RealD, Inc.[a,b]	819,048

	Total	1,737,917

Financials (4.8%)
13,689	American Tower Corporation	1,057,749
5,157	IntercontinentalExchange, Inc.[b]	638,488

	Total	1,696,237

Internet Software & Services (18.3%)
5,638	Equinix, Inc.[b]	1,162,556
21,682	ExactTarget, Inc.[b]	433,640
24,526	Facebook, Inc.[b]	653,127
3,129	Google, Inc.[b]	2,219,619
10,034	Internap Network Services
	Corporation[b]	69,636
22,154	Rackspace Hosting, Inc.[b]	1,645,377
15,198	Yandex NVb	327,821

	Total	6,511,776

IT Consulting & Services (6.2%)
8,206	Cognizant Technology Solutions
	Corporation[b]	607,654
44,208	InterXion Holding NVb	1,050,382
17,832	VeriFone Systems, Inc.[b]	529,254

	Total	2,187,290

Semiconductors & Semiconductor Equipment (7.9%)
18,925	Altera Corporation	651,777
12,512	Cavium, Inc.[b]	390,500
8,329	Hittite Microwave Corporation[b]	517,231
25,117	Intermolecular, Inc.[b]	223,541
28,995	Xilinx, Inc.	1,040,920

	Total	2,823,969

Software (16.8%)
107,238	Activision Blizzard, Inc.	1,138,868
9,210	Citrix Systems, Inc.[b]	605,558
19,746	MICROS Systems, Inc.[b]	838,020
12,538	NetSuite, Inc.[b]	843,807
38,815	Oracle Corporation	1,293,316
7,342	Salesforce.com, Inc.[b]	$1,234,190

	Total	5,953,759

Telecommunications Services (5.6%)
18,292	SBA Communications Corporation[b]	1,299,098
26,900	TW Telecom, Inc.[b]	685,143

	Total	1,984,241

	Total Common Stock (cost $27,759,969)	34,913,711

	Collateral Held for Securities Loaned (8.1%)
2,884,020	Thrivent Cash Management Trust	2,884,020

	Total Collateral Held for Securities Loaned (cost $2,884,020)	2,884,020

Shares or Principal Amount	Short-Term Investments (1.4%)	Value
513,722	Thrivent Cash Management Trust	513,722

	Total Short-Term Investments (at amortized cost)	513,722

	Total Investments (cost $31,157,711) 107.9%	$38,311,453

	Other Assets and Liabilities, Net (7.9%)	(2,813,767)

	Total Net Assets 100.0%	$35,497,686

a	All or a portion of the security is on loan.
b	Non-income producing security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$8,756,425
Gross unrealized depreciation	(1,868,938)

Net unrealized appreciation (depreciation)	$6,887,487

Cost for federal income tax purposes	$31,423,966

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Technology Portfolio

Schedule of Investments as of December 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2012, in valuing Partner Technology Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Equipment	3,003,430	3,003,430	—	—
Computers & Peripherals	5,314,611	5,314,611	—	—
Consumer Discretionary	3,700,481	3,700,481	—	—
Electronic Equipment, Instruments & Components	1,737,917	1,737,917	—	—
Financials	1,696,237	1,696,237	—	—
Internet Software & Services	6,511,776	6,511,776	—	—
IT Consulting & Services	2,187,290	2,187,290	—	—
Semiconductors & Semiconductor Equipment	2,823,969	2,823,969	—	—
Software	5,953,759	5,953,759	—	—
Telecommunications Services	1,984,241	1,984,241	—	—
Collateral Held for Securities Loaned	2,884,020	2,884,020	—	—
Short-Term Investments	513,722	513,722	—	—

Total	$38,311,453	$38,311,453	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2012. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Technology Portfolio, is as follows:

Portfolio	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at December 31, 2012	Value December 31, 2012	Income Earned January 1, 2012 - December 31, 2012
Cash Management
Trust- Collateral Investment	$3,695,344	$22,275,871	$23,087,195	2,884,020	$2,884,020	$83,143
Cash Management
Trust- Short Term Investment	—	2,017,339	1,503,617	513,722	513,722	69
Total Value and Income Earned	3,695,344				3,397,742	83,212

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Healthcare Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (95.2%)	Value
Biotechnology (21.5%)
21,837	Algeta ASA[a]	$611,645
25,961	Amarin Corporation plc ADR[a]	210,025
12,564	ARIAD Pharmaceuticals, Inc.[a]	240,978
6,491	Biogen Idec, Inc.[a]	952,035
21,063	Elan Corporation plc ADR[a]	215,053
14,101	Gilead Sciences, Inc.[a]	1,035,718
36,264	Incyte Corporation[a]	602,345
30,432	InterMune, Inc.[a]	294,886
6,733	Onyx Pharmaceuticals, Inc.[a]	508,544
513	Prothena Corporation plc[a]	3,760
4,467	United Therapeutics Corporation[a]	238,627
12,343	Vertex Pharmaceuticals, Inc.[a]	517,665

	Total	5,431,281

Health Care Equipment (16.2%)
36,495	Accuray, Inc.[a]	234,663
14,597	Covidien plc	842,831
17,815	Dexcom, Inc.[a]	242,462
8,359	Edwards Lifesciences Corporation[a]	753,731
23,590	EOS Imaging SAa	130,236
13,213	Given Imaging, Ltd.[a]	230,831
4,465	HeartWare International, Inc.[a]	374,837
19,841	Hologic, Inc.[a]	397,415
32,994	NxStage Medical, Inc.[a]	371,183
7,027	Varian Medical Systems, Inc.[a]	493,576

	Total	4,071,765

Health Care Supplies (2.1%)
19,404	Align Technology, Inc.[a]	538,461

	Total	538,461

Life Sciences Tools & Services (1.1%)
58,675	Sequenom, Inc.[a]	276,946

	Total	276,946

Pharmaceuticals (54.3%)
36,491	Aspen Pharmacare Holdings, Ltd.[a]	730,596
1,464,230	CFR Pharmaceuticals SA	370,072
18,499	Eli Lilly and Company	912,371
53,281	Hikma Pharmaceuticals plc	664,208
47,762	Merck & Company, Inc.	1,955,376
27,015	Mylan, Inc.[a]	742,372
32,692	Novartis AG	2,065,261
6,275	Novo Nordisk A/S ADR	1,024,143
17,916	Pharmstandard GDR[a]	300,451
10,112	Roche Holding AG	2,044,456
16,700	Sanofi	1,583,668
2,272	Sawai Pharmaceutical Company, Ltd.	227,895
5,627	Towa Pharmaceutical Company, Ltd.	295,064
12,982	Valeant Pharmaceuticals International, Inc.[a]	775,934

	Total	13,691,867

	Total Common Stock (cost $20,141,526)	24,010,320

Shares or Principal Amount	Short-Term Investments (4.1%)
1,046,040	Thrivent Cash Management Trust	$1,046,040
	Total Short-Term Investments (at amortized cost)	1,046,040

	Total Investments (cost $21,187,566) 99.3%	$25,056,360

	Other Assets and Liabilities, Net 0.7%	166,357

	Total Net Assets 100.0%	$25,222,717

a	Non-income producing security.

Definitions:

ADR	—	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	—	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$4,539,455
Gross unrealized depreciation	(695,812)

Net unrealized appreciation (depreciation)	$3,843,643

Cost for federal income tax purposes	$21,212,717

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Healthcare Portfolio

Schedule of Investments as of December 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2012, in valuing Partner Healthcare Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Biotechnology	5,431,281	4,819,636	611,645	—
Health Care Equipment	4,071,765	3,941,529	130,236	—
Health Care Supplies	538,461	538,461	—	—
Life Sciences Tools & Services	276,946	276,946	—	—
Pharmaceuticals	13,691,867	5,410,196	8,281,671	—
Short-Term Investments	1,046,040	1,046,040	—	—

Total	$25,056,360	$16,032,808	$9,023,552	$—

A financial asset within the Pharmaceuticals line item with a value of $300,451 was transferred from Level 1 to Level 2 during the period ended December 31, 2012 due to foreign markets closing before the U.S. markets, as such the valuation of the foreign securities were adjusted to reflect the fair value at the close of the U.S. market. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2012, for Partner Healthcare Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	1,599
Total Foreign Exchange Contracts		1,599

Total		$1,599

The following table presents Partner Healthcare Portfolio’s average volume of derivative activity during the period ended December 31, 2012.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$34,581	0.2%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Healthcare Portfolio, is as follows:

Portfolio	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at December 31, 2012	Value December 31, 2012	Income Earned January 1, 2012 - December 31, 2012
Cash Management
Trust- Short Term Investment	$—	$1,847,139	$801,099	1,046,040	$1,046,040	$203
Total Value and Income Earned	—				1,046,040	203

The accompanying Notes to Financial Statements are an integral part of this schedule.

Natural Resources Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (97.7%)	Value
Coal & Consumable Fuels (4.1%)
48,514	Alpha Natural Resources, Inc.[a,b]	$472,527
31,394	Peabody Energy Corporation	835,394

	Total	1,307,921

Consumer Staples (9.6%)
29,903	Archer-Daniels-Midland Company	819,043
13,710	Bunge, Ltd.	996,580
18,695	Ingredion, Inc.	1,204,519

	Total	3,020,142

Financials (18.0%)
8,935	Boston Properties, Inc.	945,412
15,786	Equity Residential	894,593
48,700	Kimco Realty Corporation	940,884
6,594	Public Storage, Inc.	955,866
6,679	Simon Property Group, Inc.	1,055,883
10,960	Vornado Realty Trust	877,677

	Total	5,670,315

Integrated Oil & Gas (11.9%)
21,253	BP plc ADR	884,975
13,729	Chevron Corporation	1,484,654
9,582	Occidental Petroleum Corporation	734,077
33,226	Petroleo Brasileiro SA ADR	646,910

	Total	3,750,616

Materials (14.1%)
11,200	BHP Billiton, Ltd. ADR[a]	878,528
14,000	Cliffs Natural Resources, Inc.[a]	539,840
28,208	Freeport-McMoRan Copper & Gold, Inc.	964,714
12,800	Mosaic Company	724,864
15,200	Rio Tinto plc ADR[a]	882,968
13,075	Walter Energy, Inc.	469,131

	Total	4,460,045

Oil & Gas Drilling (6.1%)
18,404	Ensco plc	1,090,989
15,100	Helmerich & Payne, Inc.	845,751

	Total	1,936,740

Oil & Gas Equipment & Services (14.9%)
15,191	Baker Hughes, Inc.	620,401
13,701	Dril-Quip, Inc.[b]	1,000,858
11,800	National Oilwell Varco, Inc.	806,530
13,322	Oil States International, Inc.[b]	953,056
40,213	Petroleum Geo-Services ASA	700,405
56,800	Weatherford International, Ltd.[b]	635,592

	Total	4,716,842

Oil & Gas Exploration & Production (14.6%)
5,488	Apache Corporation	430,808
7,900	Concho Resources, Inc.[b]	636,424
7,300	EOG Resources, Inc.	881,767
29,500	Marathon Oil Corporation	904,470
18,000	Oasis Petroleum, Inc.[b]	572,400
13,000	SM Energy Company	678,730
27,300	Ultra Petroleum Corporation[a,b]	$494,949

	Total	4,599,548

Oil & Gas Refining & Marketing (4.4%)
40,800	Valero Energy Corporation	1,392,096

	Total	1,392,096

	Total Common Stock (cost $35,059,573)	30,854,265

	Collateral Held for Securities Loaned (10.2%)
3,223,242	Thrivent Cash Management Trust	3,223,242
	Total Collateral Held for Securities Loaned (cost $3,223,242)	3,223,242

Shares or Principal Amount	Short-Term Investments (1.9%)	Value
592,217	Thrivent Cash Management Trust	592,217
	Total Short-Term Investments (at amortized cost)	592,217

	Total Investments (cost $38,875,032) 109.8%	$34,669,724

	Other Assets and Liabilities, Net (9.8%)	(3,095,014)

	Total Net Assets 100.0%	$31,574,710

a	All or a portion of the security is on loan.
b	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$2,301,137
Gross unrealized depreciation	(6,506,456)

Net unrealized appreciation (depreciation)	$(4,205,319)

Cost for federal income tax purposes	$38,875,043

The accompanying Notes to Financial Statements are an integral part of this schedule.

Natural Resources Portfolio

Schedule of Investments as of December 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2012, in valuing Natural Resources Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Coal & Consumable Fuels	1,307,921	1,307,921	—	—
Consumer Staples	3,020,142	3,020,142	—	—
Financials	5,670,315	5,670,315	—	—
Integrated Oil & Gas	3,750,616	3,750,616	—	—
Materials	4,460,045	4,460,045	—	—
Oil & Gas Drilling	1,936,740	1,936,740	—	—
Oil & Gas Equipment & Services	4,716,842	4,016,437	700,405	—
Oil & Gas Exploration & Production	4,599,548	4,599,548	—	—
Oil & Gas Refining & Marketing	1,392,096	1,392,096	—	—
Collateral Held for Securities Loaned	3,223,242	3,223,242	—	—
Short-Term Investments	592,217	592,217	—	—

Total	$34,669,724	$33,969,319	$700,405	$—

There were no significant transfers between Levels during the period ended December 31, 2012. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Natural Resources Portfolio, is as follows:

Portfolio	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at December 31, 2012	Value December 31, 2012	Income Earned January 1, 2012 - December 31, 2012
Cash Management
Trust- Collateral Investment	$—	$9,917,077	$6,693,835	3,223,242	$3,223,242	$2,127
Cash Management
Trust- Short Term Investment	—	2,163,890	1,571,673	592,217	592,217	188
Total Value and Income Earned	—				3,815,459	2,315

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (96.7%)	Value
Brazil (16.2%)
98,072	Banco Bradesco SA ADR	$1,703,511
17,521	Lojas Renner SA	682,442
22,000	Multiplan Empreendimentos Imobiliarios SA	646,838
88,500	Petroleo Brasileiro SA ADR	1,708,050
56,500	Souza Cruz SA	850,190
59,400	Ultrapar Participacoes SA	1,342,919
95,947	Vale SA SP PREF ADR	1,947,724

	Total	8,881,674

Chile (1.4%)
26,494	Banco Santander Chile SA ADR[a]	754,814

	Total	754,814

China (2.9%)
1,083,000	PetroChina Company, Ltd.	1,562,408

	Total	1,562,408

Hong Kong (10.7%)
288,000	AIA Group, Ltd.	1,142,304
176,000	China Mobile, Ltd.	2,071,116
153,000	Hang Lung Group, Ltd.	880,213
96,000	Hang Lung Properties, Ltd.	386,344
82,000	Swire Pacific, Ltd., Class A	1,025,732
60,000	Swire Pacific, Ltd., Class B	139,236
59,500	Swire Properties, Ltd.	200,397

	Total	5,845,342

Hungary (1.5%)
4,871	Richter Gedeon Nyrt	799,152

	Total	799,152

India (11.0%)
9,500	GlaxoSmithKline Pharmaceuticals, Ltd.	378,178
2,200	Grasim Industries, Ltd.	128,052
4,350	Grasim Industries, Ltd. GDR	253,806
21,000	Hero Motocorp, Ltd.	734,917
58,000	Hindustan Unilever, Ltd.	558,734
90,050	Housing Development Finance Corporation	1,375,677
30,000	ICICI Bank, Ltd.	627,814
5,000	ICICI Bank, Ltd. ADR	218,050
23,600	Infosys, Ltd.	999,586
3,900	Infosys, Ltd. ADR[a]	164,970
12,947	Ultra Tech Cement, Ltd.	472,976
2,484	Ultra Tech Cement, Ltd. GDR	90,052

	Total	6,002,812

Indonesia (3.1%)
2,149,000	PT Astra International Tbk	1,702,326

	Total	1,702,326

Luxembourg (2.4%)
31,465	Tenaris SA ADR[a]	1,319,013

	Total	1,319,013

Malaysia (2.4%)
320,000	CIMB Group Holdings Berhad	800,999
96,500	Public Bank Berhad	514,372

	Total	1,315,371

Mexico (8.2%)
16,400	Fomento Economico Mexicano SAB de CV ADR	$1,651,480
6,800	Grupo Aeroportuario del Sureste SAB de CV ADR	775,200
251,128	Grupo Financiero Banorte SAB de CV ADR	1,621,628
120,300	Organizacion Soriana SAB de CV	458,816

	Total	4,507,124

Philippines (3.0%)
5,000	Ayala Corporation	63,139
1,280,400	Ayala Land, Inc.	827,614
312,897	Bank of the Philippine Islands	725,866

	Total	1,616,619

Poland (1.8%)
18,372	Bank Pekao SA	996,939

	Total	996,939

Russia (2.9%)
23,400	Lukoil ADR	1,571,097

	Total	1,571,097

South Africa (3.6%)
30,047	Massmart Holdings, Ltd.	681,245
99,800	Truworths International, Ltd.	1,285,167

	Total	1,966,412

South Korea (5.3%)
1,948	E-Mart Company, Ltd.[b]	433,054
2,250	Samsung Electronics Company, Ltd.	1,808,000
1,570	Samsung Electronics Company, Ltd. GDR[b]	640,613

	Total	2,881,667

Taiwan (5.0%)
168,400	Taiwan Mobile Company, Ltd.	622,331
635,499	Taiwan Semiconductor Manufacturing Company, Ltd.	2,125,624

	Total	2,747,955

Thailand (5.0%)
156,000	PTT Exploration & Production pcl	841,481
64,400	Siam Cement pcl	986,271
148,600	Siam Commercial Bank pcl	886,788

	Total	2,714,540

Turkey (5.7%)
310,833	Akbank TAS	1,542,342
16,518	BIM Birlesik Magazalar AS	809,955
151,000	Turkiye Garanti Bankasi AS	788,134

	Total	3,140,431

United Kingdom (4.6%)
8,000	BHP Billiton plc	279,957
19,139	SABMiller plc	882,006

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (96.7%)	Value
United Kingdom (4.6%) - continued
52,950	Standard Chartered plc	$1,370,339

	Total	2,532,302

	Total Common Stock (cost $41,677,547)	52,857,998

	Collateral Held for Securities Loaned (3.7%)
2,001,279	Thrivent Cash Management Trust	2,001,279

	Total Collateral Held for Securities Loaned (cost $2,001,279)	2,001,279

Shares or Principal Amount	Short-Term Investments (2.7%)	Value
1,497,572	Thrivent Cash Management Trust	1,497,572

	Total Short-Term Investments (at amortized cost)	1,497,572

	Total Investments (cost $45,176,398) 103.1%	$56,356,849

	Other Assets and Liabilities, Net (3.1%)	(1,689,677)

	Total Net Assets 100.0%	$54,667,172

a	All or a portion of the security is on loan.
b	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$12,967,197
Gross unrealized depreciation	(1,857,129)

Net unrealized appreciation (depreciation)	$11,110,068
Cost for federal income tax purposes	$45,246,781

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2012, in valuing Partner Emerging Markets Equity Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	5,296,722	—	5,296,722	—
Consumer Staples	5,433,610	1,651,480	3,782,130	—
Energy	8,344,968	3,027,063	5,317,905	—
Financials	17,427,284	2,676,375	14,750,909	—
Health Care	1,177,330	—	1,177,330	—
Industrials	4,518,163	865,252	3,652,911	—
Information Technology	5,738,793	164,970	5,573,823	—
Materials	2,227,681	1,947,724	279,957	—
Telecommunications Services	2,693,447	—	2,693,447	—
Collateral Held for Securities Loaned	2,001,279	2,001,279	—	—
Short-Term Investments	1,497,572	1,497,572	—	—

Total	$56,356,849	$13,831,715	$42,525,134	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Foreign Currency Forward Contracts	166	—	166	—

Total Asset Derivatives	$166	$—	$166	$—

Financial assets within the Energy, Industrials, and Information Technology line items with a value of $1,571,097, $472,976 and $640,613, respectively were transferred from Level 1 to Level 2 during the period ended December 31, 2012 due to foreign markets closing before the U.S. markets, as such the valuation of the foreign securities were adjusted to reflect the fair value at the close of the U.S. market. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2012

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Purchases
Indonesian Rupiah	SSB	99,973,402	1/2/2013	$10,207	$10,373	$166
Total Purchases				$10,207	$10,373	$166
Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						$166

Counterparty
SSB	-	State Street Bank

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2012, for Partner Emerging Markets Equity Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	166
Total Foreign Exchange Contracts		166

Total Asset Derivatives		$166

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2012, for Partner Emerging Markets Equity Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(10,730)
Total Foreign Exchange Contracts		(10,730)

Total		($10,730)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2012, for Partner Emerging Markets Equity Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	(10)
Total Foreign Exchange Contracts		(10)

Total		($10)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2012

The following table presents Partner Emerging Markets Equity Portfolio’s average volume of derivative activity during the period ended December 31, 2012.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$21,484	< 0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Emerging Markets Equity Portfolio, is as follows:

Portfolio	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at December 31, 2012	Value December 31, 2012	Income Earned January 1, 2012 - December 31, 2012
Cash Management Trust- Collateral Investment	$—	$10,862,904	$8,861,625	2,001,279	$2,001,279	$2,305
Cash Management Trust- Short Term Investment	—	2,845,973	1,348,401	1,497,572	1,497,572	298
Total Value and Income Earned	—				3,498,851	2,603

The accompanying Notes to Financial Statements are an integral part of this schedule.

Real Estate Securities Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (98.9%)	Value
Diversified Real Estate Activities (0.1%)
2,519	Brookfield Asset Management, Inc.	$92,321

	Total	92,321

Diversified REITS (6.1%)
13,692	American Assets Trust, Inc.	382,418
13,000	CapLease, Inc.	72,410
30,557	Colonial Properties Trust	653,003
62,670	Duke Realty Corporation	869,233
11,126	First Potomac Realty Trust	137,517
26,605	Lexington Realty Trust	278,022
27,243	Liberty Property Trust	974,482
5,270	PS Business Parks, Inc.	342,445
4,000	Realogy Holdings Corporation[a]	167,840
5,600	Select Income REIT	138,712
14,574	Spirit Realty Capital, Inc.	259,126
34,350	Vornado Realty Trust	2,750,748
12,015	Washington Real Estate Investment Trust	314,192
3,050	Whitestone REIT	42,852
1,300	WP Carey, Inc.	67,795

	Total	7,450,795

Hotels, Resorts & Cruise Lines (1.2%)
8,300	Hyatt Hotels Corporation[a]	320,131
4,000	Las Vegas Sands Corporation	184,640
2,000	Marriott International, Inc.	74,540
13,626	Starwood Hotels & Resorts Worldwide, Inc.	781,587
2,500	Wyndham Worldwide Corporation	133,025

	Total	1,493,923

Industrial REITS (4.7%)
65,716	DCT Industrial Trust, Inc.	426,497
8,624	EastGroup Properties, Inc.	464,057
18,746	First Industrial Realty Trust, Inc.[a]	263,944
122,273	Prologis, Inc.	4,461,742
5,000	STAG Industrial, Inc.	89,850

	Total	5,706,090

Mortgage REITS (0.7%)
3,050	Apollo Commercial Real Estate Finance, Inc.	49,501
70,000	Chimera Investment Corporation	182,700
5,000	Colony Financial, Inc.	97,500
34,250	CYS Investments, Inc.	404,493
17,000	NorthStar Realty Finance Corporation	119,680

	Total	853,874

Office REITS (14.4%)
14,962	Alexandria Real Estate Equities, Inc.	1,037,166
30,662	BioMed Realty Trust, Inc.	592,696
48,924	Boston Properties, Inc.	5,176,648
44,380	Brandywine Realty Trust	540,992
5,455	CommonWealth REIT	86,407
5,646	Coresite Realty Corporation	156,168
15,857	Corporate Office Properties Trust	396,108
31,268	Digital Realty Trust, Inc.	2,122,785
44,757	Douglas Emmett, Inc.	1,042,838
28,043	DuPont Fabros Technology, Inc.	677,519
7,379	Government Properties Income Trust	176,875
19,612	Highwoods Properties, Inc.	656,021
17,949	Hudson Pacific Properties, Inc.	378,006
22,313	Kilroy Realty Corporation	1,056,967
18,405	Mack-Cali Realty Corporation	480,555
6,150	Parkway Properties, Inc.	86,039
16,963	Piedmont Office Realty Trust, Inc.	306,182
35,277	SL Green Realty Corporation	2,703,982

	Total	17,673,954

Real Estate Operating Companies (0.7%)
28,857	Brookfield Office Properties, Inc.	490,858
20,743	Forest City Enterprises, Inc.[a]	334,999

	Total	825,857

Residential REITS (17.8%)
26,553	American Campus Communities, Inc.	1,224,890
56,884	Apartment Investment & Management Company	1,539,281
14,159	Associated Estates Realty Corporation	228,243
29,699	AvalonBay Communities, Inc.	4,026,888
21,757	BRE Properties, Inc.	1,105,908
30,851	Camden Property Trust	2,104,347
16,676	Campus Crest Communities, Inc.	204,448
31,464	Education Realty Trust, Inc.	334,777
12,039	Equity Lifestyle Properties, Inc.	810,104
84,690	Equity Residential	4,799,382
11,199	Essex Property Trust, Inc.	1,642,333
11,387	Home Properties, Inc.	698,137
9,334	Mid-America Apartment Communities, Inc.	604,377
16,835	Post Properties, Inc.	840,908
5,417	Sun Communities, Inc.	216,084
58,094	UDR, Inc.	1,381,475

	Total	21,761,582

Retail REITS (25.7%)
17,863	Acadia Realty Trust	448,004
47,739	CBL & Associates Properties, Inc.	1,012,544
9,050	Cedar Realty Trust, Inc.	47,784
115,056	DDR Corporation	1,801,777
16,517	Equity One, Inc.	347,022
15,032	Excel Trust, Inc.	190,455
17,195	Federal Realty Investment Trust	1,788,624
112,605	General Growth Properties, Inc.	2,235,209
55,924	Glimcher Realty Trust	620,197
13,832	Inland Real Estate Corporation	115,912
87,287	Kimco Realty Corporation	1,686,385
25,247	Kite Realty Group Trust	141,131
36,166	Macerich Company	2,108,478
21,186	National Retail Properties, Inc.	661,003
5,526	Pennsylvania Real Estate Investment Trust	97,479
20,348	Ramco-Gershenson Properties Trust	270,832
23,692	Regency Centers Corporation	1,116,367
9,222	Retail Opportunity Investments Corporation	118,595
27,900	Retail Properties of America, Inc.	333,963
4,073	Rouse Properties, Inc.	68,915

The accompanying Notes to Financial Statements are an integral part of this schedule.

Real Estate Securities Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (98.9%)	Value
Retail REITS (25.7%) - continued
2,138	Saul Centers, Inc.	$91,485
85,661	Simon Property Group, Inc.	13,542,148
23,863	Tanger Factory Outlet Centers, Inc.	816,115
13,941	Taubman Centers, Inc.	1,097,436
8,000	Urstadt Biddle Properties, Inc.	157,440
23,142	Weingarten Realty Investors	619,511

	Total	31,534,811

Specialized REITS (27.5%)
18,100	American Tower Corporation	1,398,587
26,278	Ashford Hospitality Trust, Inc.	276,182
6,227	Chatham Lodging Trust	95,771
27,383	Chesapeake Lodging Trust	571,757
48,072	CubeSmart	700,409
52,995	DiamondRock Hospitality Company	476,955
12,183	EPR Properties	561,758
35,320	Extra Space Storage, Inc.	1,285,295
20,843	FelCor Lodging Trust, Inc.[a]	97,337
92,444	HCP, Inc.	4,176,620
54,997	Health Care REIT, Inc.	3,370,766
20,762	Healthcare Realty Trust, Inc.	498,496
55,647	Hersha Hospitality Trust	278,235
11,749	Hospitality Properties Trust	275,162
212,440	Host Hotels & Resorts, Inc.	3,328,935
27,690	LaSalle Hotel Properties	703,049
9,472	LTC Properties, Inc.	333,320
20,364	Medical Properties Trust, Inc.	243,553
19,461	Omega Healthcare Investors, Inc.	464,145
17,008	Pebblebrook Hotel Trust	392,885
5,465	Plum Creek Timber Company, Inc.	242,482
36,983	Public Storage, Inc.	5,361,056
10,494	Rayonier, Inc. REIT	543,904
23,180	RLJ Lodging Trust	448,997
3,970	Ryman Hospitality Properties	152,686
5,792	Sabra Healthcare REIT, Inc.	125,802
21,216	Senior Housing Property Trust	501,546
4,099	Sovran Self Storage, Inc.	254,548
79,774	Strategic Hotels & Resorts, Inc.[a]	510,554
18,457	Summit Hotel Properties, Inc.	175,341
46,774	Sunstone Hotel Investors, Inc.[a]	500,949
82,620	Ventas, Inc.	5,347,166

	Total	33,694,248

	Total Common Stock (cost $130,352,153)	121,087,455

Shares or Principal Amount	Short-Term Investments (0.6%)	Value
746,798	Thrivent Cash Management Trust	746,798

	Total Short-Term Investments (at amortized cost)	746,798

	Total Investments (cost $131,098,951) 99.5%	$121,834,253

	Other Assets and Liabilities, Net 0.5%	608,006

	Total Net Assets 100.0%	$122,442,259

a	Non-income producing security.

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$16,183,713
Gross unrealized depreciation	(25,472,930)

Net unrealized appreciation (depreciation)	$(9,289,217)
Cost for federal income tax purposes	$131,123,470

The accompanying Notes to Financial Statements are an integral part of this schedule.

Real Estate Securities Portfolio

Schedule of Investments as of December 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2012, in valuing Real Estate Securities Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Diversified Real Estate Activities	92,321	92,321	—	—
Diversified REITS	7,450,795	7,450,795	—	—
Hotels, Resorts & Cruise Lines	1,493,923	1,493,923	—	—
Industrial REITS	5,706,090	5,706,090	—	—
Mortgage REITS	853,874	853,874	—	—
Office REITS	17,673,954	17,673,954	—	—
Real Estate Operating Companies	825,857	825,857	—	—
Residential REITS	21,761,582	21,761,582	—	—
Retail REITS	31,534,811	31,534,811	—	—
Specialized REITS	33,694,248	33,694,248	—	—
Short-Term Investments	746,798	746,798	—	—

Total	$121,834,253	$121,834,253	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2012. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Real Estate Securities Portfolio, is as follows:

Portfolio	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at December 31, 2012	Value December 31, 2012	Income Earned January 1, 2012 - December 31, 2012
Cash Management Trust- Short Term Investment	$—	$4,106,555	$3,359,757	746,798	$746,798	$83
Total Value and Income Earned	—				746,798	83

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (98.6%)	Value
Consumer Discretionary (17.5%)
52,250	Aeropostale, Inc.[a]	$679,772
67,095	Ann, Inc.[a]	2,270,495
740	Arctic Cat, Inc.[a]	24,709
42,800	BJ’s Restaurants, Inc.[a]	1,408,120
86,690	Brunswick Corporation	2,521,812
7,590	Buffalo Wild Wings, Inc.[a]	552,704
11,850	Children’s Place Retail Stores, Inc.[a]	524,837
17,610	Cracker Barrel Old Country Store, Inc.	1,131,619
28,310	DSW, Inc.	1,859,684
46,520	Five Below, Inc.[a,b]	1,490,501
33,350	Hibbett Sports, Inc.[a]	1,757,545
74,780	HomeAway, Inc.[a,b]	1,645,160
70,090	Imax Corporation[a,b]	1,575,623
65,050	Meritage Homes Corporation[a]	2,429,617
12,550	Oxford Industries, Inc.	581,818
10,560	Red Robin Gourmet Burgers, Inc.[a]	372,662
9,270	Rue21, Inc.[a]	263,175
21,670	Select Comfort Corporation[a]	567,104
165,200	SHFL entertainment, Inc.[a]	2,395,400
69,240	Shutterfly, Inc.[a]	2,068,199
92,980	Sonic Automotive, Inc.	1,942,352
55,460	Sotheby’s Holdings, Inc.	1,864,565
20,000	Stamps.com, Inc.[a]	504,000
48,360	Steven Madden, Ltd.[a]	2,044,177
65,020	Tenneco, Inc.[a]	2,282,852
95,980	Texas Roadhouse, Inc.	1,612,464
8,250	Ulta Salon Cosmetics & Fragrance, Inc.	810,645
27,860	Vail Resorts, Inc.	1,506,947
63,880	Vera Bradley, Inc.[a,b]	1,603,388
61,250	Vitamin Shoppe, Inc.[a]	3,513,300
64,460	Zumiez, Inc.[a,b]	1,251,169

	Total	45,056,415

Consumer Staples (4.0%)
95,710	B&G Foods, Inc.	2,709,550
2,210	Boston Beer Company, Inc.[a,b]	297,135
27,370	Hain Celestial Group, Inc.[a]	1,484,001
62,280	Susser Holdings Corporation[a]	2,148,037
8,770	TreeHouse Foods, Inc.[a]	457,180
58,630	United Natural Foods, Inc.[a]	3,141,982

	Total	10,237,885

Energy (5.5%)
8,300	Alon USA Energy, Inc.	150,147
12,150	Bonanza Creek Energy, Inc.[a,b]	337,648
64,600	Carrizo Oil & Gas, Inc.[a]	1,351,432
91,720	Comstock Resources, Inc.[a]	1,387,724
22,880	Diamondback Energy, Inc.[a]	437,466
32,720	Dril-Quip, Inc.[a]	2,390,196
62,020	Energy XXI, Ltd.	1,996,424
45,570	Gulfport Energy Corporation[a]	1,741,685
17,528	Halcon Resources Corporation[a]	121,294
223,370	Kodiak Oil & Gas Corporation[a]	1,976,824
4,160	Lufkin Industries, Inc.	241,821
52,470	Rex Energy Corporation[a]	683,159
67,830	Stone Energy Corporation[a]	1,391,872

	Total	14,207,692

Financials (7.8%)
73,900	Alterra Capital Holdings, Ltd.	2,083,241
52,966	Bank of the Ozarks, Inc.	1,772,772
88,590	Colonial Properties Trust	1,893,168
269,015	Education Realty Trust, Inc.	2,862,320
91,760	Equity One, Inc.	1,927,878
53,160	Highwoods Properties, Inc.	1,778,202
13,810	Home Loan Servicing Solutions, Ltd.	261,009
31,160	ProAssurance Corporation	1,314,640
12,970	Sovran Self Storage, Inc.	805,437
13,950	Sun Communities, Inc.	556,466
44,760	Texas Capital Bancshares, Inc.[a]	2,006,143
22,850	Umpqua Holdings Corporation	269,401
31,350	Walter Investment Management Corporation[a]	1,348,677
38,150	Zillow, Inc.[a,b]	1,058,663

	Total	19,938,017

Health Care (17.3%)
82,000	Acadia Healthcare Company, Inc.[a]	1,913,060
55,040	Affymax, Inc.[a]	1,045,760
71,160	Air Methods Corporation	2,625,092
195,394	Akorn, Inc.[a]	2,610,464
75,730	Align Technology, Inc.[a]	2,101,508
12,500	Analogic Corporation	928,750
36,020	ArthroCare Corporation[a]	1,245,932
94,570	Bruker Corporation[a]	1,444,084
38,398	Catamaran Corporation[a]	1,808,930
9,640	Computer Programs and Systems, Inc.	485,278
54,000	Cubist Pharmaceuticals, Inc.[a]	2,271,240
14,720	Cyberonics, Inc.[a]	773,242
13,020	Cynosure, Inc.[a]	313,912
9,020	Emeritus Corporation[a]	222,974
89,950	Endologix, Inc.[a]	1,280,888
80,140	Incyte Corporation[a,b]	1,331,125
71,490	Integra LifeSciences Holdings Corporation[a]	2,785,965
18,090	Molina Healthcare, Inc.[a]	489,515
25,050	Onyx Pharmaceuticals, Inc.[a]	1,892,027
11,060	Orthofix International NVa	434,990
66,560	PAREXEL International Corporation[a]	1,969,510
39,430	Pharmacyclics, Inc.[a]	2,282,997
7,020	QLT, Inc.[a]	55,177
22,690	Santarus, Inc.[a]	249,136
5,740	Sarepta Therapeutics, Inc.[a,b]	148,092
23,550	Sirona Dental Systems, Inc.[a]	1,518,033
29,611	Synageva BioPharma Corporation[a]	1,370,693
61,460	Team Health Holdings, Inc.[a]	1,768,204
44,853	Teleflex, Inc.	3,198,468
48,400	Viropharma, Inc.[a]	1,101,584
25,270	Wellcare Health Plans, Inc.[a]	1,230,396
28,090	West Pharmaceutical Services, Inc.	1,537,928

	Total	44,434,954

Industrials (16.7%)
16,770	AAR Corporation	313,264
47,340	Alaska Air Group, Inc.[a]	2,039,881
122,650	Avis Budget Group, Inc.[a]	2,430,923
59,050	Belden, Inc.	2,656,659
39,510	Chart Industries, Inc.[a]	2,634,132

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (98.6%)	Value
Industrials (16.7%) - continued
33,550	Clean Harbors, Inc.[a]	$1,845,585
40,160	Colfax Corporation[a,b]	1,620,456
11,100	Copa Holdings SA	1,103,895
15,680	EnPro Industries, Inc.[a]	641,312
8,450	ESCO Technologies, Inc.	316,114
34,770	Genesee & Wyoming, Inc.[a]	2,645,302
4,610	Greenbrier Companies, Inc.[a]	74,544
72,240	Healthcare Services Group, Inc.	1,678,135
104,700	Hexcel Corporation[a]	2,822,712
39,680	Huron Consulting Group, Inc.[a]	1,336,819
58,750	Kforce, Inc.	841,887
10,390	Middleby Corporation[a]	1,332,102
78,100	Old Dominion Freight Line, Inc.[a]	2,677,268
25,660	On Assignment, Inc.[a]	520,385
4,630	RBC Bearings, Inc.[a]	231,824
64,820	Thermon Group Holdings, Inc.[a]	1,460,395
112,830	Titan International, Inc.[b]	2,450,667
9,100	Trex Company, Inc.[a]	338,793
19,240	Triumph Group, Inc.	1,256,372
113,120	TrueBlue, Inc.[a]	1,781,640
149,710	US Airways Group, Inc.[a,b]	2,021,085
57,930	USG Corporation[a,b]	1,626,095
58,576	Woodward, Inc.	2,233,503

	Total	42,931,749

Information Technology (24.1%)
63,770	Allot Communications, Ltd.[a]	1,136,381
9,240	ANSYS, Inc.[a]	622,222
62,320	Aspen Technology, Inc.[a]	1,722,525
6,160	Blucora, Inc.[a]	96,774
70,070	Bottomline Technologies, Inc.[a]	1,849,147
57,070	Broadsoft, Inc.[a,b]	2,073,353
100,570	Cardtronics, Inc.[a]	2,387,532
76,210	Cavium, Inc.[a]	2,378,514
125,810	Ciena Corporation[a,b]	1,975,217
68,140	Cirrus Logic, Inc.[a]	1,974,016
50,400	Cognex Corporation	1,855,728
8,590	Coherent, Inc.	434,826
31,220	CommVault Systems, Inc.[a]	2,176,346
69,000	Cornerstone OnDemand, Inc.[a]	2,037,570
29,670	Electronics for Imaging, Inc.[a]	563,433
6,660	Ellie Mae, Inc.[a]	184,815
111,680	Finisar Corporation[a,b]	1,820,384
55,300	Fusion-io, Inc.[a,b]	1,268,029
34,300	GSI Group, Inc.[a]	297,038
58,930	Guidewire Software, Inc.[a]	1,751,400
46,536	Heartland Payment Systems, Inc.	1,372,812
14,780	Imperva, Inc.[a]	466,013
26,060	IPG Photonics Corporation[b]	1,736,899
3,040	Magnachip Semiconductor Corporation	48,397
32,640	Manhattan Associates, Inc.[a]	1,969,498
49,430	MAXIMUS, Inc.	3,124,964
100,540	Monolithic Power Systems, Inc.[b]	2,240,031
8,010	NETGEAR, Inc.[a]	315,754
75,730	NetScout Systems, Inc.[a]	1,968,223
43,040	OSI Systems, Inc.[a]	2,756,282
13,370	Procera Networks, Inc.[a]	248,013
69,190	QLIK Technologies, Inc.[a]	1,502,807
4,890	Radware, Inc.[a]	161,370
346,450	RF Micro Devices, Inc.[a]	1,552,096
77,730	Semtech Corporation[a]	2,250,283
48,240	Sourcefire, Inc.[a]	2,277,893
21,940	Stratasys, Ltd.[a]	1,758,491
17,200	Synchronoss Technologies, Inc.[a]	362,748
105,480	Teradyne, Inc.[a]	1,781,557
13,490	Tyler Technologies, Inc.[a]	653,456
23,570	Ultimate Software Group, Inc.[a]	2,225,244
64,850	Ultratech, Inc.[a]	2,418,905

	Total	61,796,986

Materials (4.9%)
273,040	Boise, Inc.	2,170,668
34,480	Carpenter Technology Corporation	1,780,202
101,580	Chemtura Corporation[a]	2,159,591
112,060	Commercial Metals Company	1,665,212
21,800	KapStone Paper and Packaging Corporation	483,742
123,850	Louisiana-Pacific Corporation[a]	2,392,782
41,390	Methanex Corporation	1,319,099
17,030	Rentech Nitrogen Partners, LP	641,861

	Total	12,613,157

Telecommunications Services (0.7%)
35,860	8x8, Inc.[a,b]	265,006
72,530	Cogent Communications Group, Inc.	1,642,079

	Total	1,907,085

Utilities (0.1%)
7,642	Artesian Resources Corporation	171,410
	Total	171,410

	Total Common Stock (cost $225,074,992)	253,295,350

	Collateral Held for Securities Loaned (9.9%)
25,442,945	Thrivent Cash Management Trust	25,442,945

	Total Collateral Held for Securities Loaned (cost $25,442,945)	25,442,945

Shares or Principal Amount	Short-Term Investments (1.4%)
3,658,848	Thrivent Cash Management Trust	3,658,848

	Total Short-Term Investments (at amortized cost)	3,658,848

	Total Investments (cost $254,176,785) 109.9%	$282,397,143

	Other Assets and Liabilities, Net (9.9%)	(25,477,979)

	Total Net Assets 100.0%	$256,919,164

a	Non-income producing security.

b	All or a portion of the security is on loan.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$33,653,905
Gross unrealized depreciation	(6,094,089)

Net unrealized appreciation (depreciation)	$27,559,816
Cost for federal income tax purposes	$254,837,327

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2012, in valuing Partner Small Cap Growth Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	45,056,415	45,056,415	—	—
Consumer Staples	10,237,885	10,237,885	—	—
Energy	14,207,692	14,207,692	—	—
Financials	19,938,017	19,938,017	—	—
Health Care	44,434,954	44,434,954	—	—
Industrials	42,931,749	42,931,749	—	—
Information Technology	61,796,986	61,796,986	—	—
Materials	12,613,157	12,613,157	—	—
Telecommunications Services	1,907,085	1,907,085	—	—
Utilities	171,410	171,410	—	—
Collateral Held for Securities Loaned	25,442,945	25,442,945	—	—
Short-Term Investments	3,658,848	3,658,848	—	—

Total	$282,397,143	$282,397,143	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2012. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at December 31, 2012	Value December 31, 2012	Income Earned January 1, 2012 - December 31, 2012
Cash Management Trust- Collateral Investment	$20,479,131	$139,315,658	$134,351,844	25,442,945	$25,442,945	$174,193
Cash Management Trust- Short Term Investment	—	18,407,903	14,749,055	3,658,848	3,658,848	1,521
Total Value and Income Earned	20,479,131				29,101,793	175,714

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (96.5%)	Value
Consumer Discretionary (14.8%)
213,000	Aaron’s, Inc.	$6,023,640
30,100	Ascent Capital Group, Inc.[a]	1,864,394
56,000	CSS Industries, Inc.	1,225,840
95,000	Dorman Products, Inc.	3,357,300
104,000	Drew Industries, Inc.	3,354,000
63,500	Ethan Allen Interiors, Inc.[b]	1,632,585
140,000	Fifth & Pacific Companies, Inc.[a]	1,743,000
92,500	Fred’s, Inc.	1,231,175
100,000	Haverty Furniture Companies, Inc.	1,631,000
44,000	Hooker Furniture Corporation	639,320
68,000	M/I Homes, Inc.[a]	1,802,000
103,000	MarineMax, Inc.[a]	920,820
60,500	Matthews International Corporation	1,942,050
79,000	Men’s Wearhouse, Inc.	2,461,640
106,600	Meritage Homes Corporation[a]	3,981,510
180,400	Modine Manufacturing Company[a]	1,466,652
194,700	Orient-Express Hotels, Ltd.[a]	2,276,043
156,900	Shiloh Industries, Inc.	1,616,070
62,100	Stanley Furniture Company, Inc.[a]	279,450
172,000	Stein Mart, Inc.	1,296,880
28,800	Steven Madden, Ltd.[a]	1,217,376

	Total	41,962,745

Consumer Staples (0.6%)
265,000	Alliance One International, Inc.[a]	964,600
32,100	Nash Finch Company	683,088

	Total	1,647,688

Energy (4.1%)
42,400	C&J Energy Services, Inc.[a,b]	909,056
8,300	Carbo Ceramics, Inc.[b]	650,222
100,000	Cloud Peak Energy, Inc.[a]	1,933,000
94,000	Gulf Island Fabrication, Inc.	2,258,820
230,000	Hercules Offshore, Inc.[a]	1,421,400
42,500	PDC Energy, Inc.[a]	1,411,425
76,000	Swift Energy Company[a]	1,169,640
260,000	Teekay Tankers, Ltd.[b]	754,000
132,000	Tetra Technologies, Inc.[a]	1,001,880

	Total	11,509,443

Financials (24.0%)
81,500	Alterra Capital Holdings, Ltd.	2,297,485
204,000	Ares Capital Corporation	3,570,000
35,000	Assured Guaranty, Ltd.	498,050
168,900	CBL & Associates Properties, Inc.	3,582,369
176,300	Cedar Realty Trust, Inc.	930,864
412,000	CoBiz Financial, Inc.	3,077,640
75,000	Columbia Banking System, Inc.	1,345,500
55,000	Compass Diversified Holdings	809,050
143,500	Cousins Properties, Inc.	1,198,225
119,000	East West Bancorp, Inc.	2,557,310
45,700	Employers Holdings, Inc.	940,506
121,000	First Potomac Realty Trust	1,495,560
97,000	Glacier Bancorp, Inc.	1,426,870
96,500	Golub Capital BDC, Inc.	1,542,070
65,300	Hatteras Financial Corporation	1,620,093
199,000	Hercules Technology Growth Capital, Inc.	2,214,870
93,000	Home Bancshares, Inc.	3,070,860
29,000	iShares Russell 2000 Value Index Fund	2,189,790
64,000	JMP Group, Inc.	388,480
59,000	Kilroy Realty Corporation	2,794,830
369,100	Kite Realty Group Trust	2,063,269
91,000	LaSalle Hotel Properties	2,310,490
2,900	Markel Corporation[a]	1,256,918
114,800	Meadowbrook Insurance Group, Inc.	663,544
82,000	National Interstate Corporation	2,363,240
18,000	Potlatch Corporation	705,420
140,000	ProAssurance Corporation	5,906,600
4,000	PS Business Parks, Inc.	259,920
110,000	Radian Group, Inc.[b]	672,100
211,500	Redwood Trust, Inc.	3,572,235
138,000	Safeguard Scientifics, Inc.[a]	2,035,500
122,000	Sandy Spring Bancorp, Inc.	2,369,240
19,000	Stifel Financial Corporation[a]	607,430
56,500	SVB Financial Group[a]	3,162,305
68,000	Wintrust Financial Corporation	2,495,600

	Total	67,994,233

Health Care (3.8%)
14,300	Analogic Corporation	1,062,490
7,200	Atrion Corporation	1,411,200
35,500	National Healthcare Corporation	1,669,210
96,000	Triple-S Management Corporation[a]	1,773,120
106,500	Vanguard Health Systems, Inc.[a]	1,304,625
63,000	West Pharmaceutical Services, Inc.	3,449,250

	Total	10,669,895

Industrials (26.3%)
63,000	A.O. Smith Corporation	3,973,410
101,000	Aegion Corporation[a]	2,241,190
90,500	Alaska Air Group, Inc.[a]	3,899,645
41,000	Applied Industrial Technologies, Inc.	1,722,410
35,200	Astec Industries, Inc.	1,173,216
145,500	Beacon Roofing Supply, Inc.[a]	4,842,240
60,000	Belden, Inc.	2,699,400
24,900	Cascade Corporation	1,601,070
38,800	Circor International, Inc.	1,536,092
95,000	Comfort Systems USA, Inc.	1,155,200
82,000	Dolan Company[a]	318,980
25,600	Franklin Electric Company, Inc.	1,591,552
24,500	FTI Consulting, Inc.[a]	808,500
66,000	G & K Services, Inc.	2,253,900
65,500	Genesee & Wyoming, Inc.[a]	4,983,240
114,000	Gibraltar Industries, Inc.[a]	1,814,880
111,000	Greenbrier Companies, Inc.[a]	1,794,870
44,000	Hub Group, Inc.[a]	1,478,400
54,300	IDEX Corporation	2,526,579
51,000	Kaman Corporation	1,876,800
99,600	Kforce, Inc.	1,427,268
79,000	Kirby Corporation[a]	4,889,310
140,000	Kratos Defense & Security Solutions, Inc.[a,b]	704,200
15,600	Landstar System, Inc.	818,376
121,000	McGrath Rentcorp	3,511,420
43,000	Mine Safety Appliances Company	1,836,530
127,500	Navigant Consulting, Inc.[a]	1,422,900

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (96.5%)	Value
Industrials (26.3%) - continued
44,900	Nordson Corporation	$2,834,088
15,000	RBC Bearings, Inc.[a]	751,050
35,700	Robbins & Myers, Inc.	2,122,365
26,100	Sterling Construction Company, Inc.[a]	259,434
46,300	Sun Hydraulics Corporation[b]	1,207,504
30,700	Universal Forest Products, Inc.	1,167,828
86,000	Universal Truckload Services, Inc.	1,569,500
94,000	Vitran Corporation, Inc.[a]	456,840
68,000	Waste Connections, Inc.	2,297,720
70,000	Woodward, Inc.	2,669,100

	Total	74,237,007

Information Technology (8.5%)
78,000	Accelrys, Inc.[a]	705,900
103,200	Advanced Energy Industries, Inc.[a]	1,425,192
39,300	ATMI, Inc.[a]	820,584
92,600	Brooks Automation, Inc.	745,430
40,800	Cabot Microelectronics Corporation	1,448,808
31,100	Cognex Corporation	1,145,102
67,000	Cohu, Inc.	726,280
128,500	Electro Rent Corporation	1,976,330
81,900	Electro Scientific Industries, Inc.	814,905
168,000	Intevac, Inc.[a]	767,760
18,300	Littelfuse, Inc.	1,129,293
95,000	Methode Electronics, Inc.	952,850
69,600	Monotype Imaging Holdings, Inc.	1,112,208
42,000	Newport Corporation[a]	564,900
113,000	Progress Software Corporation[a]	2,371,870
51,500	RealNetworks, Inc.[a]	389,340
170,000	ShoreTel, Inc.[a]	720,800
330,000	Sonus Networks, Inc.[a]	561,000
69,000	Synnex Corporation[a]	2,372,220
81,000	Teradyne, Inc.[a]	1,368,090
68,000	Xyratex, Ltd.[b]	571,880
84,000	Zygo Corporation[a]	1,318,800

	Total	24,009,542

Materials (9.0%)
42,500	AMCOL International Corporation	1,303,900
74,000	AptarGroup, Inc.	3,531,280
28,000	Carpenter Technology Corporation	1,445,640
83,500	Clearwater Paper Corporation[a]	3,269,860
60,100	Franco-Nevada Corporation	3,430,661
22,800	Haynes International, Inc.	1,182,636
95,700	Innospec, Inc.	3,300,693
51,000	Minerals Technologies, Inc.	2,035,920
127,500	Myers Industries, Inc.	1,931,625
35,000	Schnitzer Steel Industries, Inc.	1,061,550
18,900	Texas Industries, Inc.[a,b]	964,089
220,000	Wausau Paper Corporation	1,905,200

	Total	25,363,054

Telecommunications Services (0.3%)
103,000	Premiere Global Services, Inc.[a]	1,007,340

	Total	1,007,340

Utilities (5.1%)
32,500	Black Hills Corporation	1,181,050
105,000	Cleco Corporation	4,201,050
72,000	El Paso Electric Company	$2,297,520
57,700	NorthWestern Corporation	2,003,921
55,000	PNM Resources, Inc.	1,128,050
69,700	Southwest Gas Corporation	2,955,977
18,300	Vectren Corporation	538,020

	Total	14,305,588

	Total Common Stock (cost $210,014,989)	272,706,535

	Preferred Stock (0.7%)

Financials (0.4%)
820	East West Bancorp, Inc.[c]	1,206,425

	Total	1,206,425

Health Care (0.3%)
50,400	National Healthcare Corporation, Convertible[c]	776,160

	Total	776,160

	Total Preferred Stock (cost $1,491,941)	1,982,585

	Collateral Held for Securities Loaned (2.2%)
6,309,263	Thrivent Cash Management Trust	6,309,263

	Total Collateral Held for Securities Loaned (cost $6,309,263)	6,309,263

Shares or Principal Amount	Short-Term Investments (3.0%)
8,475,149	Thrivent Cash Management Trust	8,475,149

	Total Short-Term Investments (at amortized cost)	8,475,149

	Total Investments (cost $226,291,342) 102.4%	$289,473,532

	Other Assets and Liabilities, Net (2.4%)	(6,893,724)

	Total Net Assets 100.0%	$282,579,808

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$77,145,689
Gross unrealized depreciation	(16,631,649)

Net unrealized appreciation (depreciation)	$60,514,040
Cost for federal income tax purposes	$228,959,492

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Portfolio

Schedule of Investments as of December 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2012, in valuing Partner Small Cap Value Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	41,962,745	41,962,745	—	—
Consumer Staples	1,647,688	1,647,688	—	—
Energy	11,509,443	11,509,443	—	—
Financials	67,994,233	67,994,233	—	—
Health Care	10,669,895	10,669,895	—	—
Industrials	74,237,007	74,237,007	—	—
Information Technology	24,009,542	24,009,542	—	—
Materials	25,363,054	21,932,393	3,430,661	—
Telecommunications Services	1,007,340	1,007,340	—	—
Utilities	14,305,588	14,305,588	—	—
Preferred Stock
Financials	1,206,425	—	1,206,425	—
Health Care	776,160	776,160	—	—
Collateral Held for Securities Loaned	6,309,263	6,309,263	—	—
Short-Term Investments	8,475,149	8,475,149	—	—

Total	$289,473,532	$284,836,446	$4,637,086	$—

There were no significant transfers between Levels during the period ended December 31, 2012. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2012, for Partner Small Cap Value Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/ (Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(15)
Total Foreign Exchange Contracts		(15)

Total		($15)

Partner Small Cap Value Portfolio’s average volume of derivative activity for foreign exchange contracts during the period was <0.1% of average net assets.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at December 31, 2012	Value December 31, 2012	Income Earned January 1, 2012 - December 31, 2012
Cash Management Trust- Collateral Investment	$15,559,565	$57,954,592	$67,204,894	6,309,263	$6,309,263	$155,939
Cash Management Trust- Short Term Investment	—	10,173,863	1,698,714	8,475,149	8,475,149	1,429
Total Value and Income Earned	15,559,565				14,784,412	157,368

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (85.8%)	Value
Consumer Discretionary (11.3%)
85,500	Cheesecake Factory, Inc.	$2,797,560
90,000	Children’s Place Retail Stores, Inc.[a]	3,986,100
194,131	Foot Locker, Inc.	6,235,488
70,500	GNC Holdings, Inc.	2,346,240
102,212	Life Time Fitness, Inc.[a]	5,029,852
139,100	Meredith Corporation[b]	4,791,995
258,362	Pier 1 Imports, Inc.	5,167,240

	Total	30,354,475

Consumer Staples (3.7%)
60,564	Annie’s, Inc.[a,b]	2,024,654
125,537	Ingredion, Inc.	8,088,349

	Total	10,113,003

Energy (4.0%)
123,600	Oasis Petroleum, Inc.[a]	3,930,480
386,087	Petroleum Geo-Services ASA	6,724,626

	Total	10,655,106

Financials (23.8%)
45,996	Affiliated Managers Group, Inc.[a]	5,986,379
42,300	Allied World Assurance Company Holdings AG	3,333,240
70,700	American Assets Trust, Inc.	1,974,651
68,700	American Campus Communities, Inc.	3,169,131
105,400	Aspen Insurance Holdings, Ltd.	3,381,232
103,000	BioMed Realty Trust, Inc.	1,990,990
357,400	DCT Industrial Trust, Inc.	2,319,526
129,600	Douglas Emmett, Inc.	3,019,680
43,900	Equity Lifestyle Properties, Inc.	2,954,031
49,300	Extra Space Storage, Inc.	1,794,027
93,800	HCC Insurance Holdings, Inc.	3,490,298
50,500	Highwoods Properties, Inc.	1,689,225
48,200	Home Properties, Inc.	2,955,142
24,700	iShares Russell 2000 Index Fund	2,081,963
81,800	Pebblebrook Hotel Trust	1,889,580
257,382	Popular, Inc.[a]	5,350,972
64,000	ProAssurance Corporation	2,700,160
92,400	SVB Financial Group[a]	5,171,628
35,220	Taubman Centers, Inc.	2,772,518
118,659	Tower Group, Inc.	2,108,571
185,303	Zions Bancorporation	3,965,484

	Total	64,098,428

Health Care (5.7%)
120,100	Align Technology, Inc.[a]	3,332,775
151,100	Endo Pharmaceutical Holdings, Inc.[a]	3,969,397
32,639	HeartWare International, Inc.[a,b]	2,740,044
63,011	United Therapeutics Corporation[a]	3,366,048
148,500	VIVUS, Inc.[a,b]	1,992,870

	Total	15,401,134

Industrials (15.7%)
257,700	Actuant Corporation	7,192,407
233,904	EMCOR Group, Inc.	8,095,418
155,200	GATX Corporation	6,720,160
125,700	HNI Corporation	3,778,542
110,900	Landstar System, Inc.	5,817,814
273,499	Manitowoc Company, Inc.	4,288,464
63,500	Manpower, Inc.	2,694,940
100,000	Woodward, Inc.	3,813,000

	Total	42,400,745

Information Technology (12.0%)
143,900	Aruba Networks, Inc.[a,b]	2,985,925
377,600	Atmel Corporation[a]	2,473,280
134,700	Cavium, Inc.[a]	4,203,987
74,100	ExactTarget, Inc.[a]	1,482,000
70,800	Informatica Corporation[a]	2,146,656
174,845	Plantronics, Inc.	6,446,535
398,620	Teradyne, Inc.[a,b]	6,732,692
100,000	VeriFone Systems, Inc.[a]	2,968,000
276,900	Vishay Intertechnology, Inc.[a]	2,943,447
662	Workday, Inc.[a]	36,079

	Total	32,418,601

Materials (5.2%)
75,100	Buckeye Technologies, Inc.	2,156,121
43,700	Eagle Materials, Inc.	2,556,450
102,000	H.B. Fuller Company	3,551,640
85,400	Materials Select Sector SPDR Fund	3,205,916
171,100	SunCoke Energy, Inc.[a]	2,667,449

	Total	14,137,576

Utilities (4.4%)
253,100	PNM Resources, Inc.	5,191,081
155,287	Southwest Gas Corporation	6,585,722

	Total	11,776,803

	Total Common Stock (cost $215,066,605)	231,355,871

	Collateral Held for Securities Loaned (5.4%)
14,564,224	Thrivent Cash Management Trust	14,564,224

	Total Collateral Held for Securities Loaned (cost $14,564,224)	14,564,224

Shares or Principal Amount	Short-Term Investments (14.7%)
	Federal Home Loan Bank Discount Notes
100,000	0.100%, 6/7/2013[c,d]	99,956
37,664,178	Thrivent Cash Management Trust	37,664,178
	U.S. Treasury Bills
1,800,000	0.125%, 1/17/2013[c,d]	1,799,900

	Total Short-Term Investments (at amortized cost)	39,564,034

	Total Investments (cost $269,194,863) 105.9%	$285,484,129

	Other Assets and Liabilities, Net (5.9%)	(16,004,417)

	Total Net Assets 100.0%	$269,479,712

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of December 31, 2012

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	At December 31, 2012, $1,899,856 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$25,803,467
Gross unrealized depreciation	(9,517,668)

Net unrealized appreciation (depreciation)	$16,285,799
Cost for federal income tax purposes	$269,198,330

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2012, in valuing Small Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	30,354,475	30,354,475	—	—
Consumer Staples	10,113,003	10,113,003	—	—
Energy	10,655,106	3,930,480	6,724,626	—
Financials	64,098,428	64,098,428	—	—
Health Care	15,401,134	15,401,134	—	—
Industrials	42,400,745	42,400,745	—	—
Information Technology	32,418,601	32,418,601	—	—
Materials	14,137,576	14,137,576	—	—
Utilities	11,776,803	11,776,803	—	—
Collateral Held for Securities Loaned	14,564,224	14,564,224	—	—
Short-Term Investments	39,564,034	37,664,178	1,899,856	—

Total	$285,484,129	$276,859,647	$8,624,482	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	43,651	43,651	—	—

Total Asset Derivatives	$43,651	$43,651	$—	$—

Liability Derivatives
Foreign Currency Forward Contracts	1,761	—	1,761	—

Total Liability Derivatives	$1,761	$—	$1,761	$—

There were no significant transfers between Levels during the period ended December 31, 2012. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Russell 2000 Index Mini-Futures	317	March 2013	$26,793,569	$26,837,220	$43,651
Total Futures Contracts					$43,651

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of December 31, 2012

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Sales
Norwegian Krone	SSB	2,074,011	1/3/2013	$371,414	$373,175	($1,761)
Total Sales				$371,414	$373,175	($1,761)
Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						($1,761)

Counterparty
SSB	-	State Street Bank

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2012, for Small Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	43,651
Total Equity Contracts		43,651

Total Asset Derivatives		$43,651

Liability Derivatives
Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	1,761
Total Foreign Exchange Contracts		1,761

Total Liability Derivatives		$1,761

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2012, for Small Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	6,103,801
Total Equity Contracts		6,103,801
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(5,850)
Total Foreign Exchange Contracts		(5,850)

Total		$6,097,951

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of December 31, 2012

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2012, for Small Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(394,481)
Total Equity Contracts		(394,481)
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	(1,761)
Total Foreign Exchange Contracts		(1,761)

Total		($396,242)

The following table presents Small Cap Stock Portfolio’s average volume of derivative activity during the period ended December 31, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Equity Contracts	$36,305,416	13.5%	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$21,334	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Small Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at December 31, 2012	Value December 31, 2012	Income Earned January 1, 2012 - December 31, 2012
Cash Management Trust- Collateral Investment	$2,316,500	$131,987,469	$119,739,745	14,564,224	$14,564,224	$346,190
Cash Management Trust- Short Term Investment	—	56,326,346	18,662,168	37,664,178	37,664,178	9,244
Total Value and Income Earned	2,316,500				52,228,402	355,434

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (97.9%)	Value
Consumer Discretionary (14.9%)
11,600	American Greetings Corporation[a]	$195,924
6,600	American Public Education, Inc.[a,b]	238,326
9,600	Arbitron, Inc.	448,128
4,800	Arctic Cat, Inc.[b]	160,272
6,300	Big 5 Sporting Goods Corporation	82,530
415	Biglari Holdings, Inc.[b]	161,858
9,100	BJ’s Restaurants, Inc.[b]	299,390
4,600	Blue Nile, Inc.[a,b]	177,100
4,200	Blyth, Inc.[a]	65,310
20,700	Boyd Gaming Corporation[a,b]	137,448
14,925	Brown Shoe Company, Inc.	274,172
32,900	Brunswick Corporation	957,061
10,050	Buckle, Inc.[a]	448,632
6,800	Buffalo Wild Wings, Inc.[b]	495,176
26,100	Callaway Golf Company[a]	169,650
4,400	Capella Education Company[b]	124,212
18,800	Career Education Corporation[b]	66,176
9,900	Cato Corporation	271,557
6,125	CEC Entertainment, Inc.	203,289
8,900	Children’s Place Retail Stores, Inc.[b]	394,181
13,625	Christopher & Banks Corporation[b]	74,256
11,500	Coinstar, Inc.[a,b]	598,115
7,425	Coldwater Creek, Inc.[b]	35,714
28,700	Corinthian Colleges, Inc.[a,b]	70,028
8,500	Cracker Barrel Old Country Store, Inc.	546,210
33,200	Crocs, Inc.[b]	477,748
9,300	Digital Generation, Inc.[a,b]	100,998
5,700	DineEquity, Inc.[b]	381,900
6,900	Drew Industries, Inc.	222,525
10,433	E.W. Scripps Company[b]	112,781
9,550	Ethan Allen Interiors, Inc.	245,530
41,600	Fifth & Pacific Companies, Inc.[b]	517,920
18,693	Finish Line, Inc.	353,858
12,450	Fred’s, Inc.	165,709
8,900	Genesco, Inc.[b]	489,500
7,900	Group 1 Automotive, Inc.	489,721
16,000	Harte-Hanks, Inc.	94,400
7,200	Haverty Furniture Companies, Inc.	117,432
11,700	Helen of Troy, Ltd.[b]	390,663
9,650	Hibbett Sports, Inc.[b]	508,555
23,000	Hillenbrand, Inc.	520,030
15,575	Hot Topic, Inc.	150,299
25,100	Iconix Brand Group, Inc.[b]	560,232
14,200	Interval Leisure Group, Inc.	275,338
9,500	iRobot Corporation[b]	178,030
6,000	ITT Educational Services, Inc.[b]	103,860
16,400	Jack in the Box, Inc.[b]	469,040
7,653	JAKKS Pacific, Inc.[a]	95,816
10,262	Joseph A. Bank Clothiers, Inc.[b]	436,956
5,500	Kirkland’s, Inc.[b]	58,245
9,000	K-Swiss, Inc.[b]	30,240
19,200	La-Z-Boy, Inc.	271,680
7,900	Lincoln Educational Services	44,161
7,600	Lithia Motors, Inc.	284,392
51,818	Live Nation Entertainment, Inc.[b]	482,426
9,900	Lumber Liquidators Holdings, Inc.[a,b]	523,017
7,500	M/I Homes, Inc.[b]	198,750
8,700	Maidenform Brands, Inc.[b]	169,563
7,300	Marcus Corporation	91,031
8,800	MarineMax, Inc.[b]	78,672
10,500	Marriott Vacations Worldwide Corporation[b]	437,535
17,500	Men’s Wearhouse, Inc.	545,300
11,300	Meritage Homes Corporation[b]	422,055
3,600	Monarch Casino & Resort, Inc.[b]	39,276
10,750	Monro Muffler Brake, Inc.	375,928
6,500	Movado Group, Inc.	199,420
10,200	Multimedia Games Holding Company, Inc.[b]	150,042
10,500	NutriSystem, Inc.	85,995
31,800	OfficeMax, Inc.	310,368
5,200	Oxford Industries, Inc.	241,072
6,500	Papa John’s International, Inc.[b]	357,110
19,400	Pep Boys - Manny, Moe & Jack	190,702
4,300	Perry Ellis International, Inc.	85,570
7,500	PetMed Express, Inc.[a]	83,250
21,700	Pinnacle Entertainment, Inc.[b]	343,511
17,212	Pool Corporation	728,412
45,900	Quiksilver, Inc.[b]	195,075
4,900	Red Robin Gourmet Burgers, Inc.[b]	172,921
22,100	Ruby Tuesday, Inc.[b]	173,706
5,800	Rue21, Inc.[b]	164,662
13,000	Ruth’s Hospitality Group, Inc.[b]	94,510
16,500	Ryland Group, Inc.	602,250
20,700	Select Comfort Corporation[b]	541,719
20,625	SHFL entertainment, Inc.[b]	299,063
14,000	Skechers USA, Inc.[b]	259,000
13,700	Sonic Automotive, Inc.	286,193
20,052	Sonic Corporation[b]	208,741
11,400	Spartan Motors, Inc.	56,202
11,600	Stage Stores, Inc.	287,448
5,400	Stamps.com, Inc.[b]	136,080
7,200	Standard Motor Products, Inc.	159,984
40,600	Standard Pacific Corporation[a,b]	298,410
10,100	Stein Mart, Inc.	76,154
14,950	Steven Madden, Ltd.[b]	631,937
7,000	Sturm, Ruger & Company, Inc.[a]	317,800
8,500	Superior Industries International, Inc.	173,400
21,400	Texas Roadhouse, Inc.	359,520
8,900	True Religion Apparel, Inc.	226,238
15,300	Tuesday Morning Corporation[b]	95,625
5,500	Universal Electronic, Inc.[b]	106,425
7,900	Universal Technical Institute, Inc.	79,316
10,900	Vitamin Shoppe, Inc.[b]	625,224
7,000	VOXX International Corporation[b]	47,110
10,700	Winnebago Industries, Inc.[b]	183,291
18,000	Wolverine World Wide, Inc.	737,640
9,600	Zale Corporation[b]	39,456
8,200	Zumiez, Inc.[a,b]	159,162

	Total	28,775,541

Consumer Staples (3.8%)
30,400	Alliance One International, Inc.[b]	110,656
6,400	Andersons, Inc.	274,560
19,100	B&G Foods, Inc.	540,721
3,100	Boston Beer Company, Inc.[a,b]	416,795
4,700	Calavo Growers, Inc.[a]	118,487
5,200	Cal-Maine Foods, Inc.	209,144
14,100	Casey’s General Stores, Inc.	748,710

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (97.9%)	Value
Consumer Staples (3.8%) - continued
15,100	Central Garden & Pet Company[b]	$157,795
43,200	Darling International, Inc.[b]	692,928
8,100	Diamond Foods, Inc.[a]	110,727
16,500	Hain Celestial Group, Inc.[b]	894,630
5,900	Inter Parfums, Inc.	114,814
5,500	J & J Snack Foods Corporation	351,670
5,100	Medifast, Inc.[b]	134,589
4,500	Nash Finch Company	95,760
18,600	Prestige Brands Holdings, Inc.[b]	372,558
7,300	Sanderson Farms, Inc.	347,115
2,900	Seneca Foods Corporation[b]	88,160
17,600	Snyders-Lance, Inc.	424,336
8,000	Spartan Stores, Inc.	122,880
13,300	TreeHouse Foods, Inc.[b]	693,329
5,470	WD-40 Company	257,692

	Total	7,278,056

Energy (4.1%)
12,200	Approach Resources, Inc.[a,b]	305,122
10,100	Basic Energy Services, Inc.[b]	115,241
13,100	Bristow Group, Inc.	702,946
13,400	Carrizo Oil & Gas, Inc.[b]	280,328
22,400	Cloud Peak Energy, Inc.[b]	432,992
16,400	Comstock Resources, Inc.[b]	248,132
4,800	Contango Oil & Gas Company	203,328
23,800	Exterran Holdings, Inc.[b]	521,696
4,700	Geospace Technologies Corporation[b]	417,689
5,300	Gulf Island Fabrication, Inc.	127,359
22,000	Gulfport Energy Corporation[b]	840,840
11,700	Hornbeck Offshore Services, Inc.[b]	401,778
44,100	ION Geophysical Corporation[b]	287,091
12,400	Lufkin Industries, Inc.	720,812
9,500	Matrix Service Company[b]	109,250
11,100	PDC Energy, Inc.[b]	368,631
19,800	Penn Virginia Corporation	87,318
20,700	PetroQuest Energy, Inc.[b]	102,465
22,600	Pioneer Energy Services Corporation[b]	164,076
7,350	SEACOR Holdings, Inc.	615,930
18,200	Stone Energy Corporation[b]	373,464
15,800	Swift Energy Company[b]	243,162
28,750	Tetra Technologies, Inc.[b]	218,213

	Total	7,887,863

Financials (20.2%)
18,028	Acadia Realty Trust	452,142
6,700	Amerisafe, Inc.[b]	182,575
16,000	Bank Mutual Corporation	68,800
10,800	Bank of the Ozarks, Inc.	361,476
6,400	Banner Corporation	196,672
28,700	BBCN Bancorp, Inc.	332,059
29,000	Boston Private Financial Holdings, Inc.	261,290
25,800	Brookline Bancorp, Inc.	219,300
7,500	Calamos Asset Management, Inc.	79,275
10,800	Cash America International, Inc.	428,436
20,000	Cedar Realty Trust, Inc.	105,600
5,400	City Holding Company[a]	188,190
30,400	Colonial Properties Trust	649,648
14,600	Columbia Banking System, Inc.	261,924
14,500	Community Bank System, Inc.	396,720
33,300	Cousins Properties, Inc.	278,055
32,400	CVB Financial Corporation	336,960
71,767	DiamondRock Hospitality Company	645,903
10,575	Dime Community Bancshares, Inc.	146,887
10,700	EastGroup Properties, Inc.	575,767
7,300	eHealth, Inc.[b]	200,604
11,300	Employers Holdings, Inc.	232,554
17,200	EPR Properties	793,092
37,700	Extra Space Storage, Inc.	1,371,903
16,600	EZCORP, Inc.[b]	329,676
51,400	F.N.B. Corporation	545,868
14,900	Financial Engines, Inc.[a,b]	413,475
25,873	First Bancorp[b]	118,498
9,700	First Cash Financial Services, Inc.[b]	481,314
38,500	First Commonwealth Financial Corporation	262,570
21,500	First Financial Bancorp	314,330
10,950	First Financial Bankshares, Inc.[a]	427,159
27,512	First Midwest Bancorp, Inc.	344,450
12,700	Forestar Real Estate Group, Inc.[b]	220,091
26,500	Franklin Street Properties Corporation	326,215
9,800	Getty Realty Corporation	176,988
26,400	Glacier Bancorp, Inc.	388,344
15,800	Government Properties Income Trust	378,726
11,562	Hanmi Financial Corporation[b]	157,128
31,600	Healthcare Realty Trust, Inc.	758,716
11,900	HFF, Inc.	177,310
8,420	Home Bancshares, Inc.	278,028
14,500	Horace Mann Educators Corporation	289,420
8,400	Independent Bank Corporation (MA)[a]	243,180
4,400	Infinity Property & Casualty Corporation	256,256
28,500	Inland Real Estate Corporation	238,830
15,000	Interactive Brokers Group, Inc.	205,200
14,100	Investment Technology Group, Inc.[b]	126,900
27,200	Kilroy Realty Corporation	1,288,464
25,800	Kite Realty Group Trust	144,222
35,300	LaSalle Hotel Properties	896,267
54,059	Lexington Realty Trust	564,917
11,200	LTC Properties, Inc.	394,128
13,700	MarketAxess Holdings, Inc.	483,610
17,174	Meadowbrook Insurance Group, Inc.	99,266
49,800	Medical Properties Trust, Inc.	595,608
15,100	Mid-America Apartment Communities, Inc.	977,725
14,700	National Financial Partners[b]	251,958
44,700	National Penn Bancshares, Inc.	416,604
3,900	Navigators Group, Inc.[b]	199,173
12,400	NBT Bancorp, Inc.	251,348
36,000	Northwest Bancshares, Inc.	437,040
37,300	Old National Bancorp	442,751
14,300	Oritani Financial Corporation	219,076
11,800	PacWest Bancorp	292,404
12,300	Parkway Properties, Inc.	172,077
19,300	Pennsylvania Real Estate Investment Trust	340,452
12,000	Pinnacle Financial Partners, Inc.[b]	226,080

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (97.9%)	Value
Financials (20.2%) - continued
6,100	Piper Jaffray Companies[b]	$195,993
19,900	Post Properties, Inc.	994,005
23,000	PrivateBancorp, Inc.	352,360
22,600	ProAssurance Corporation	953,494
68,878	Prospect Capital Corporation	748,704
19,900	Provident Financial Services, Inc.	296,908
6,600	PS Business Parks, Inc.	428,868
6,200	RLI Corporation	400,892
10,600	S&T Bancorp, Inc.	191,542
13,700	Sabra Healthcare REIT, Inc.	297,564
4,700	Safety Insurance Group, Inc.	216,999
4,700	Saul Centers, Inc.	201,113
20,200	Selective Insurance Group, Inc.	389,254
6,200	Simmons First National Corporation	157,232
10,800	Sovran Self Storage, Inc.	670,680
11,400	Sterling Bancorp	103,854
6,600	Stewart Information Services Corporation	171,600
18,250	Stifel Financial Corporation[b]	583,452
68,500	Susquehanna Bancshares, Inc.	717,880
10,326	SWS Group, Inc.[b]	54,625
34,500	Tanger Factory Outlet Centers, Inc.	1,179,900
14,800	Texas Capital Bancshares, Inc.[b]	663,336
4,240	Tompkins Financial Corporation	168,074
12,700	Tower Group, Inc.	225,679
34,482	Trustco Bank Corporation NY	182,065
12,000	UMB Financial Corporation	526,080
41,100	Umpqua Holdings Corporation	484,569
16,800	United Bankshares, Inc.[a]	408,576
16,975	United Community Banks, Inc.[b]	159,904
8,000	United Fire Group, Inc.	174,720
4,700	Universal Health Realty Income Trust	237,867
9,400	Urstadt Biddle Properties, Inc.	184,992
13,000	ViewPoint Financial Group, Inc.	272,220
2,200	Virtus Investment Partners, Inc.[b]	266,068
22,800	Wilshire Bancorp, Inc.[b]	133,836
13,400	Wintrust Financial Corporation	491,780
4,812	World Acceptance Corporation[a,b]	358,783

	Total	39,163,142

Health Care (10.3%)
7,600	Abaxis, Inc.	281,960
13,300	ABIOMED, Inc.[a,b]	179,018
14,800	Acorda Therapeutics, Inc.[b]	367,928
26,000	Affymetrix, Inc.[a,b]	82,420
12,900	Air Methods Corporation	475,881
24,800	Akorn, Inc.[b]	331,328
26,300	Align Technology, Inc.[b]	729,825
3,100	Almost Family, Inc.	62,806
11,333	Amedisys, Inc.[a,b]	127,723
16,300	AMN Healthcare Services, Inc.[b]	188,265
11,650	AmSurg Corporation[b]	349,616
4,500	Analogic Corporation	334,350
21,500	ArQule, Inc.[b]	59,985
9,000	Bio-Reference Laboratories, Inc.[a,b]	258,210
10,900	Cambrex Corporation[b]	124,042
7,850	Cantel Medical Corporation	233,381
19,000	Centene Corporation[b]	779,000
7,000	Chemed Corporation	480,130
3,900	Computer Programs and Systems, Inc.	196,326
10,450	CONMED Corporation	292,077
2,300	Corvel Corporation[b]	103,109
11,300	Cross Country Healthcare, Inc.[b]	54,240
9,350	CryoLife, Inc.	58,250
23,500	Cubist Pharmaceuticals, Inc.[b]	988,410
8,700	Cyberonics, Inc.[b]	457,011
9,400	Emergent Biosolutions, Inc.[b]	150,776
6,400	Ensign Group, Inc.	174,016
12,297	Enzo Biochem, Inc.[b]	33,202
10,400	Gentiva Health Services, Inc.[b]	104,520
8,700	Greatbatch, Inc.[b]	202,188
18,800	Haemonetics Corporation[b]	767,792
12,600	Hanger, Inc.[b]	344,736
7,200	HealthStream, Inc.[b]	175,032
12,300	Healthways, Inc.[b]	131,610
4,000	Hi-Tech Pharmacal Company	139,920
4,700	ICU Medical, Inc.[b]	286,371
7,100	Integra LifeSciences Holdings Corporation[b]	276,687
10,600	Invacare Corporation	172,780
6,100	IPC The Hospitalist Company, Inc.[b]	242,231
19,500	Kindred Healthcare, Inc.[b]	210,990
3,500	Landauer, Inc.	214,235
5,700	LHC Group, Inc.[b]	121,410
14,000	Luminex Corporation[b]	234,640
10,100	Magellan Health Services, Inc.[b]	494,900
19,700	Medicines Company[b]	472,209
8,100	Medidata Solutions, Inc.[b]	317,439
15,200	Meridian Bioscience, Inc.[a]	307,800
14,575	Merit Medical Systems, Inc.[b]	202,593
11,000	Molina Healthcare, Inc.[b]	297,660
16,700	Momenta Pharmaceuticals, Inc.[b]	196,726
4,400	MWI Veterinary Supply, Inc.[b]	484,000
11,000	Natus Medical, Inc.[b]	122,980
8,150	Neogen Corporation[b]	369,358
16,000	NuVasive, Inc.[b]	247,360
12,200	Omnicell, Inc.[b]	181,414
6,500	Palomar Medical Technologies, Inc.[b]	59,865
22,100	PAREXEL International Corporation[b]	653,939
10,900	PharMerica Corporation[b]	155,216
18,500	PSS World Medical, Inc.[b]	534,280
14,600	Quality Systems, Inc.	253,456
21,900	Questcor Pharmaceuticals, Inc.[a]	585,168
18,300	Salix Pharmaceuticals, Ltd.[b]	740,784
18,900	Spectrum Pharmaceuticals, Inc.[a]	211,491
4,500	SurModics, Inc.[b]	100,620
13,500	Symmetry Medical, Inc.[b]	142,020
25,300	Viropharma, Inc.[b]	575,828
12,500	West Pharmaceutical Services, Inc.	684,375

	Total	19,969,908

Industrials (15.9%)
14,300	A.O. Smith Corporation	901,901
6,850	AAON, Inc.	142,960
14,800	AAR Corporation	276,464
18,500	ABM Industries, Inc.	369,075
26,800	Actuant Corporation	747,988

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (97.9%)	Value
Industrials (15.9%) - continued
14,500	Aegion Corporation[b]	$321,755
7,000	Aerovironment, Inc.[b]	152,180
10,600	Albany International Corporation	240,408
5,600	Allegiant Travel Company	411,096
3,100	American Science & Engineering, Inc.	202,151
10,400	Apogee Enterprises, Inc.	249,288
15,450	Applied Industrial Technologies, Inc.	649,054
8,800	Arkansas Best Corporation	84,040
7,800	Astec Industries, Inc.	259,974
9,300	AZZ, Inc.	357,399
17,300	Barnes Group, Inc.	388,558
16,425	Belden, Inc.	738,961
17,400	Brady Corporation	581,160
17,600	Briggs & Stratton Corporation	371,008
5,100	CDI Corporation	87,363
6,400	Circor International, Inc.	253,376
13,700	Comfort Systems USA, Inc.	166,592
3,200	Consolidated Graphics, Inc.[b]	111,744
5,900	Cubic Corporation	283,023
17,300	Curtiss-Wright Corporation	567,959
10,600	Dolan Company[b]	41,234
12,300	Dycom Industries, Inc.[b]	243,540
24,500	EMCOR Group, Inc.	847,945
8,500	Encore Capital Group, Inc.[b]	260,270
6,800	Encore Wire Corporation	206,108
17,600	EnerSys[b]	662,288
6,102	Engility Holdings, Inc.[a,b]	117,525
7,600	EnPro Industries, Inc.[b]	310,840
9,800	ESCO Technologies, Inc.	366,618
4,800	Exponent, Inc.[b]	267,984
22,900	Federal Signal Corporation[b]	174,269
10,700	Forward Air Corporation	374,607
7,000	Franklin Electric Company, Inc.	435,190
6,700	G & K Services, Inc.	228,805
22,100	GenCorp, Inc.[b]	202,215
26,096	Geo Group, Inc.	735,907
10,700	Gibraltar Industries, Inc.[b]	170,344
16,930	Griffon Corporation	194,018
24,737	Healthcare Services Group, Inc.	574,641
16,948	Heartland Express, Inc.	221,510
6,100	Heidrick & Struggles International, Inc.	93,086
13,100	Hub Group, Inc.[b]	440,160
20,100	II-VI, Inc.[b]	367,227
8,100	Insperity, Inc.	263,736
21,100	Interface, Inc.	339,288
10,600	John Bean Technologies Corporation	188,362
9,700	Kaman Corporation	356,960
11,800	Kaydon Corporation	282,374
10,000	Kelly Services, Inc.	157,400
21,650	Knight Transportation, Inc.	316,739
17,600	Korn/Ferry International[b]	279,136
4,750	Lindsay Manufacturing Company[a]	380,570
6,300	Lydall, Inc.[b]	90,342
13,900	Mobile Mini, Inc.[b]	289,537
16,750	Moog, Inc.[b]	687,252
10,300	Mueller Industries, Inc.	515,309
1,800	National Presto Industries, Inc.[a]	124,380
18,900	Navigant Consulting, Inc.[b]	210,924
6,960	NCI Building Systems, Inc.[b]	96,744
26,037	Old Dominion Freight Line, Inc.[b]	892,548
15,900	On Assignment, Inc.[b]	322,452
21,800	Orbital Sciences Corporation[b]	300,186
10,000	Orion Marine Group, Inc.[b]	73,100
6,200	Portfolio Recovery Associates, Inc.[b]	662,532
3,400	Powell Industries, Inc.[b]	141,202
13,575	Quanex Building Products Corporation	277,066
15,400	Resources Global Professionals	183,876
15,700	Robbins & Myers, Inc.	933,365
14,700	Simpson Manufacturing Company, Inc.	482,013
18,800	SkyWest, Inc.	234,248
4,600	Standex International Corporation	235,934
14,400	Sykes Enterprises, Inc.[b]	219,168
13,600	Teledyne Technologies, Inc.[b]	884,952
6,900	Tennant Company	303,255
23,406	Tetra Tech, Inc.[b]	619,089
21,600	Toro Company	928,368
14,700	TrueBlue, Inc.[b]	231,525
5,500	UniFirst Corporation	403,260
14,900	United Stationers, Inc.	461,751
7,400	Universal Forest Products, Inc.	281,496
7,500	Viad Corporation	203,700
7,300	Vicor Corporation[b]	39,566
10,200	Watts Water Technologies, Inc.	438,498

	Total	30,784,011

Information Technology (18.0%)
17,500	3D Systems Corporation[a,b]	933,625
12,900	Advanced Energy Industries, Inc.[b]	178,149
5,200	Agilysys, Inc.[b]	43,524
10,100	Anixter International, Inc.	646,198
41,623	Arris Group, Inc.[b]	621,848
11,700	ATMI, Inc.[b]	244,296
11,113	Avid Technology, Inc.[b]	84,237
5,300	Badger Meter, Inc.	251,273
3,900	Bel Fuse, Inc.	76,245
20,650	Benchmark Electronics, Inc.[b]	343,203
6,200	Black Box Corporation	150,908
16,600	Blackbaud, Inc.	378,978
14,800	Blucora, Inc.[b]	232,508
13,600	Bottomline Technologies, Inc.[b]	358,904
24,307	Brooks Automation, Inc.	195,671
8,600	Cabot Microelectronics Corporation	305,386
8,300	CACI International, Inc.[b]	456,749
16,300	Cardtronics, Inc.[b]	386,962
8,400	Ceva, Inc.[b]	132,300
14,900	Checkpoint Systems, Inc.[b]	160,026
24,500	CIBER, Inc.[b]	81,830
23,800	Cirrus Logic, Inc.[b]	689,486
14,700	Cognex Corporation	541,254
8,700	Coherent, Inc.	440,394
8,400	Cohu, Inc.	91,056
15,300	CommVault Systems, Inc.[b]	1,066,563
11,800	comScore, Inc.[b]	162,604
6,600	Comtech Telecommunications Corporation	167,508
12,300	CSG Systems International, Inc.[b]	223,614
12,500	CTS Corporation	132,875

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (97.9%)	Value
Information Technology (18.0%) - continued
11,400	Cymer, Inc.[b]	$1,030,902
13,600	Daktronics, Inc.	150,552
15,700	DealerTrack Holdings, Inc.[b]	450,904
19,200	Dice Holdings, Inc.[b]	176,256
9,500	Digi International, Inc.[b]	89,965
13,100	Digital River, Inc.[b]	188,509
13,250	Diodes, Inc.[b]	229,888
8,000	DSP Group, Inc.[b]	46,080
6,900	DTS, Inc.[b]	115,230
11,700	Ebix, Inc.[a]	188,019
9,200	Electro Scientific Industries, Inc.	91,540
17,100	Electronics for Imaging, Inc.[b]	324,729
32,500	Entropic Communications, Inc.[b]	171,925
11,800	EPIQ Systems, Inc.	150,804
16,800	Exar Corporation[b]	149,520
9,500	ExlService Holdings, Inc.[b]	251,750
6,200	FARO Technologies, Inc.[b]	221,216
14,000	FEI Company	776,440
5,400	Forrester Research, Inc.	144,720
43,600	GT Advanced Technologies, Inc.[a,b]	131,672
43,000	Harmonic, Inc.[b]	218,010
14,300	Heartland Payment Systems, Inc.	421,850
12,100	Higher One Holdings, Inc.[a,b]	127,534
10,000	Hittite Microwave Corporation[b]	621,000
11,200	iGATE Corporation[b]	176,624
16,275	Insight Enterprises, Inc.[b]	282,697
5,500	Interactive Intelligence Group[b]	184,470
20,600	Intermec, Inc.[b]	203,116
8,600	Intevac, Inc.[b]	39,302
19,800	Ixia[b]	336,204
15,800	j2 Global, Inc.[a]	483,164
22,700	Kopin Corporation[b]	75,591
27,200	Kulicke and Soffa Industries, Inc.[b]	326,128
8,900	Liquidity Services, Inc.[b]	363,654
8,000	Littelfuse, Inc.	493,680
18,400	Liveperson, Inc.[b]	241,776
8,200	LogMeIn, Inc.[b]	183,762
7,400	Manhattan Associates, Inc.[b]	446,516
12,500	MAXIMUS, Inc.	790,250
5,800	Measurement Specialties, Inc.[b]	199,288
11,400	Mercury Computer Systems, Inc.[b]	104,880
12,900	Methode Electronics, Inc.	129,387
17,700	Micrel, Inc.	168,150
32,700	Microsemi Corporation[b]	688,008
3,200	MicroStrategy, Inc.[b]	298,816
19,400	MKS Instruments, Inc.	500,132
11,400	Monolithic Power Systems, Inc.	253,992
13,500	Monotype Imaging Holdings, Inc.	215,730
6,000	MTS Systems Corporation	305,580
7,800	Nanometrics, Inc.[b]	112,476
14,000	NETGEAR, Inc.[b]	551,880
13,200	NetScout Systems, Inc.[b]	343,068
14,100	Newport Corporation[b]	189,645
21,900	NIC, Inc.	357,846
8,300	OpenTable, Inc.[b]	405,040
7,000	Oplink Communications, Inc.[b]	109,060
6,900	OSI Systems, Inc.[b]	441,876
7,250	Park Electrochemical Corporation	186,542
6,500	PC-Tel, Inc.	46,800
12,200	Perficient, Inc.[b]	143,716
7,800	Pericom Semiconductor Corporation[b]	62,634
12,900	Plexus Corporation[b]	332,820
10,600	Power Integrations, Inc.	356,266
7,200	Procera Networks, Inc.[b]	133,560
23,250	Progress Software Corporation[b]	488,017
9,400	QuinStreet, Inc.[b]	63,168
8,500	RadiSys Corporation[b]	25,330
10,500	Rofin-Sinar Technologies, Inc.[b]	227,640
6,000	Rogers Corporation[b]	297,960
6,300	Rubicon Technology, Inc.[b]	38,493
11,900	Rudolph Technologies, Inc.[b]	160,055
10,100	ScanSource, Inc.[b]	320,877
12,400	Sigma Designs, Inc.[b]	63,860
11,000	Sourcefire, Inc.[b]	519,420
14,200	STR Holdings, Inc.[a,b]	35,784
9,700	Super Micro Computer, Inc.[b]	98,940
3,900	Supertex, Inc.	68,445
15,250	Symmetricom, Inc.[b]	87,992
12,100	Synaptics, Inc.[b]	362,637
10,000	Synchronoss Technologies, Inc.[b]	210,900
9,700	Synnex Corporation[b]	333,486
33,150	Take-Two Interactive Software, Inc.[b]	364,982
8,500	TeleTech Holdings, Inc.[b]	151,300
19,100	Tessera Technologies, Inc.	313,622
60,200	TriQuint Semiconductor, Inc.[b]	291,368
19,300	TTM Technologies, Inc.[b]	177,560
9,600	Tyler Technologies, Inc.[b]	465,024
9,700	Ultratech, Inc.[b]	361,810
33,300	United Online, Inc.	186,147
10,600	VASCO Data Security International, Inc.[b]	86,496
14,400	Veeco Instruments, Inc.[a,b]	425,088
14,600	Viasat, Inc.[b]	567,940
7,400	Virtusa Corporation[b]	121,582
9,400	Volterra Semiconductor Corporation[b]	161,398
13,400	Websense, Inc.[b]	201,536
9,000	XO Group, Inc.[b]	83,700

	Total	34,873,872

Materials (6.4%)
10,900	A. Schulman, Inc.	315,337
6,100	A.M. Castle & Company[b]	90,097
48,800	AK Steel Holding Corporation	224,480
9,300	AMCOL International Corporation	285,324
8,800	American Vanguard Corporation	273,416
10,800	Balchem Corporation	393,120
14,700	Buckeye Technologies, Inc.	422,037
20,900	Calgon Carbon Corporation[b]	296,362
18,900	Century Aluminum Company[b]	165,564
8,500	Clearwater Paper Corporation[b]	332,860
4,000	Deltic Timber Corporation	282,480
16,900	Eagle Materials, Inc.	988,650
23,500	Globe Specialty Metals, Inc.	323,125
18,400	H.B. Fuller Company	640,688
3,400	Hawkins, Inc.[a]	131,376
4,600	Haynes International, Inc.	238,602
26,500	Headwaters, Inc.[b]	226,840
8,000	Innophos Holdings, Inc.	372,000
6,200	Kaiser Aluminum Corporation	382,478
14,100	KapStone Paper and Packaging Corporation	312,879

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (97.9%)	Value
Materials (6.4%) - continued
7,600	Koppers Holdings, Inc.	$289,940
11,900	Kraton Performance Polymers, Inc.[b]	285,957
7,000	LSB Industries, Inc.[b]	247,940
7,500	Materion Corporation	193,350
11,363	Myers Industries, Inc.	172,149
5,800	Neenah Paper, Inc.	165,126
3,400	Olympic Steel, Inc.	75,276
11,900	OM Group, Inc.[b]	264,180
15,700	PH Glatfelter Company	274,436
32,500	PolyOne Corporation	663,650
4,800	Quaker Chemical Corporation	258,528
11,100	RTI International Metals, Inc.[b]	305,916
11,500	Schweitzer-Mauduit International, Inc.	448,845
6,200	Stepan Company	344,348
43,800	Stillwater Mining Company[b]	559,764
25,727	SunCoke Energy, Inc.[b]	401,084
7,600	Texas Industries, Inc.[a,b]	387,676
8,800	Tredegar Corporation	179,696
17,100	Wausau Paper Corporation	148,086
8,350	Zep, Inc.	120,574

	Total	12,484,236

Telecommunications Services (0.5%)
3,500	Atlantic Tele-Network, Inc.	128,485
11,300	Cbeyond, Inc.[b]	102,152
72,600	Cincinnati Bell, Inc.[b]	397,848
12,000	General Communication, Inc.[b]	115,080
5,400	Lumos Networks Corporation	54,108
11,000	Neutral Tandem, Inc.	28,270
5,500	NTELOS Holdings Corporation	72,105
8,100	USA Mobility, Inc.	94,608

	Total	992,656

Utilities (3.8%)
12,633	ALLETE, Inc.	517,700
6,950	American States Water Company	333,461
21,600	Avista Corporation	520,776
5,500	CH Energy Group, Inc.	358,710
14,700	El Paso Electric Company	469,077
7,700	Laclede Group, Inc.	297,297
15,250	New Jersey Resources Corporation	604,205
9,900	Northwest Natural Gas Company	437,580
13,700	NorthWestern Corporation	475,801
26,500	Piedmont Natural Gas Company, Inc.[a]	829,715
11,300	South Jersey Industries, Inc.	568,729
17,000	Southwest Gas Corporation	720,970
18,666	UIL Holdings Corporation	668,430
15,200	UNS Energy Corporation	644,784

	Total	7,447,235

	Total Common Stock (cost $146,182,385)	189,656,520

	Collateral Held for Securities Loaned (6.0%)
11,591,213	Thrivent Cash Management Trust	11,591,213

	Total Collateral Held for Securities Loaned (cost $11,591,213)	11,591,213

Shares or Principal Amount	Short-Term Investments (1.4%)
2,465,274	Thrivent Cash Management Trust	$2,465,274
	U.S. Treasury Bills
200,000	0.125%, 1/17/2013[c,d]	199,989

	Total Short-Term Investments (at amortized cost)	2,665,263

	Total Investments (cost $160,438,861) 105.3%	$203,912,996

	Other Assets and Liabilities, Net (5.3%)	(10,235,140)

	Total Net Assets 100.0%	$193,677,856

a	All or a portion of the security is on loan.
b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	At December 31, 2012, $199,989 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT - Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$55,396,208
Gross unrealized depreciation	(16,834,861)

Net unrealized appreciation (depreciation)	$38,561,347

Cost for federal income tax purposes	$165,351,649

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2012, in valuing Small Cap Index Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	28,775,541	28,775,541	—	—
Consumer Staples	7,278,056	7,278,056	—	—
Energy	7,887,863	7,887,863	—	—
Financials	39,163,142	39,163,142	—	—
Health Care	19,969,908	19,969,908	—	—
Industrials	30,784,011	30,784,011	—	—
Information Technology	34,873,872	34,873,872	—	—
Materials	12,484,236	12,484,236	—	—
Telecommunications Services	992,656	992,656	—	—
Utilities	7,447,235	7,447,235	—	—
Collateral Held for Securities Loaned	11,591,213	11,591,213	—	—
Short-Term Investments	2,665,263	2,465,274	199,989	—

Total	$203,912,996	$203,713,007	$199,989	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	19,202	19,202	—	—

Total Asset Derivatives	$19,202	$19,202	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2012. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Russell 2000 Index Mini-Futures	47	March 2013	$3,959,818	$3,979,020	$19,202
Total Futures Contracts					$19,202

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2012, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	19,202
Total Equity Contracts		19,202

Total Asset Derivatives		$19,202

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2012

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2012, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	176,725
Total Equity Contracts		176,725

Total		$176,725

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2012, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(40,666)
Total Equity Contracts		(40,666)

Total		($40,666)

The following table presents Small Cap Index Portfolio’s average volume of derivative activity during the period ended December 31, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Equity Contracts	$2,155,205	1.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Small Cap Index Portfolio, is as follows:

Portfolio	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at December 31, 2012	Value December 31, 2012	Income Earned January 1, 2012 - December 31, 2012
Cash Management Trust- Collateral Investment	$16,002,829	$47,506,866	$51,918,482	11,591,213	$11,591,213	$234,991
Cash Management Trust- Short Term Investment	—	7,898,456	5,433,182	2,465,274	2,465,274	373
Total Value and Income Earned	16,002,829				14,056,487	235,364

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (95.2%)	Value
Consumer Discretionary (17.2%)
82,698	Abercrombie & Fitch Company	$3,967,023
61,364	Darden Restaurants, Inc.	2,765,675
150,802	Discovery Communications, Inc.[a]	9,572,911
189,046	Dollar Tree, Inc.[a]	7,667,706
96,681	GNC Holdings, Inc.	3,217,544
127,887	Limited Brands, Inc.	6,018,362
66,700	Marriott International, Inc.	2,485,909
30,786	O’Reilly Automotive, Inc.[a]	2,752,884
85,626	PetSmart, Inc.	5,851,681
137,200	Toll Brothers, Inc.[a]	4,435,676
75,066	Tractor Supply Company	6,632,832
17,493	VF Corporation	2,640,918
38,000	Wynn Resorts, Ltd.	4,274,620

	Total	62,283,741

Consumer Staples (2.6%)
53,607	Clorox Company	3,925,105
60,053	Whole Foods Market, Inc.	5,484,640

	Total	9,409,745

Energy (11.0%)
509,700	Alpha Natural Resources, Inc.[a,b]	4,964,478
122,200	Cameron International Corporation[a]	6,899,412
61,217	Concho Resources, Inc.[a]	4,931,642
113,324	Helix Energy Solutions Group, Inc.[a]	2,339,007
57,252	Oil States International, Inc.[a]	4,095,808
128,682	Peabody Energy Corporation	3,424,228
62,000	Range Resources Corporation	3,895,460
46,900	SM Energy Company	2,448,649
97,900	Southwestern Energy Company[a]	3,270,839
313,535	Weatherford International, Ltd.[a]	3,508,457

	Total	39,777,980

Financials (4.3%)
62,265	Affiliated Managers Group, Inc.[a]	8,103,790
18,200	Ameriprise Financial, Inc.	1,139,866
90,730	Discover Financial Services	3,497,641
44,000	T. Rowe Price Group, Inc.	2,865,720

	Total	15,607,017

Health Care (12.7%)
16,320	Alexion Pharmaceuticals, Inc.[a]	1,530,979
136,951	AmerisourceBergen Corporation	5,913,544
83,200	BioMarin Pharmaceutical, Inc.[a]	4,097,600
107,996	Catamaran Corporation[a]	5,087,692
59,291	CIGNA Corporation	3,169,697
27,635	Mettler-Toledo International, Inc.[a]	5,341,845
41,349	Onyx Pharmaceuticals, Inc.[a]	3,123,090
46,700	Perrigo Company	4,858,201
115,600	Thoratec Corporation[a]	4,337,312
98,947	Watson Pharmaceuticals, Inc.[a]	8,509,442

	Total	45,969,402

Industrials (16.7%)
173,828	AMETEK, Inc.	6,530,718
71,690	BE Aerospace, Inc.[a]	3,541,486
113,000	Expeditors International of Washington, Inc.	4,469,150
44,266	Flowserve Corporation	6,498,249
61,400	Fortune Brands Home and Security, Inc.[a]	1,794,108
93,600	Jacobs Engineering Group, Inc.[a]	3,984,552
119,984	JB Hunt Transport Services, Inc.	7,164,245
82,081	Kansas City Southern	6,852,122
67,466	Pentair, Ltd.	3,315,954
171,000	Quanta Services, Inc.[a]	4,666,590
52,319	Roper Industries, Inc.	5,832,522
60,461	Stericycle, Inc.[a]	5,639,197

	Total	60,288,893

Information Technology (22.5%)
137,509	Agilent Technologies, Inc.	5,629,618
101,849	Akamai Technologies, Inc.[a]	4,166,643
99,535	ANSYS, Inc.[a]	6,702,687
200,740	Atmel Corporation[a]	1,314,847
114,260	Autodesk, Inc.[a]	4,039,091
194,799	Broadcom Corporation[a]	6,469,275
145,000	Ciena Corporation[a]	2,276,500
91,597	F5 Networks, Inc.[a]	8,898,648
60,452	Lam Research Corporation[a]	2,184,131
36,984	Mercadolibre, Inc.[b]	2,905,833
43,018	Nice Systems, Ltd. ADR[a]	1,440,243
280,590	Nuance Communications, Inc.[a]	6,262,769
524,871	NVIDIA Corporation	6,450,664
221,600	NXP Semiconductors NVa	5,843,592
40,326	Red Hat, Inc.[a]	2,135,665
101,100	Synopsys, Inc.[a]	3,219,024
38,890	Teradata Corporation[a]	2,406,902
128,400	Teradyne, Inc.[a]	2,168,676
101,937	VeriFone Systems, Inc.[a]	3,025,490
106,133	Xilinx, Inc.	3,810,175

	Total	81,350,473

Materials (5.1%)
18,100	Agrium, Inc.	1,808,371
40,700	Airgas, Inc.	3,715,503
30,300	Albemarle Corporation	1,882,236
52,925	Celanese Corporation	2,356,750
52,610	FMC Corporation	3,078,737
66,974	Newmont Mining Corporation	3,110,273
66,159	Silver Wheaton Corporation	2,387,017

	Total	18,338,887

Telecommunications Services (3.1%)
69,552	SBA Communications Corporation[a]	4,939,583
238,137	TW Telecom, Inc.[a]	6,065,349

	Total	11,004,932

	Total Common Stock (cost $286,897,148)	344,031,070

	Collateral Held for Securities Loaned (1.4%)
4,926,850	Thrivent Cash Management Trust	4,926,850

	Total Collateral Held for Securities Loaned (cost $4,926,850)	4,926,850

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Shares or Principal Amount	Short-Term Investments (4.8%)	Value
17,465,291	Thrivent Cash Management Trust	$17,465,291
	Total Short-Term Investments (at amortized cost)	17,465,291

	Total Investments (cost $309,289,289) 101.4%	$366,423,211

	Other Assets and Liabilities, Net (1.4%)	(4,916,941)

	Total Net Assets 100.0%	$361,506,270

a	Non-income producing security.
b	All or a portion of the security is on loan.

Definitions:

ADR - American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$65,443,266
Gross unrealized depreciation	(8,836,184)

Net unrealized appreciation (depreciation)	$56,607,082

Cost for federal income tax purposes	$309,816,129

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2012, in valuing Mid Cap Growth Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	62,283,741	62,283,741	—	—
Consumer Staples	9,409,745	9,409,745	—	—
Energy	39,777,980	39,777,980	—	—
Financials	15,607,017	15,607,017	—	—
Health Care	45,969,402	45,969,402	—	—
Industrials	60,288,893	60,288,893	—	—
Information Technology	81,350,473	81,350,473	—	—
Materials	18,338,887	18,338,887	—	—
Telecommunications Services	11,004,932	11,004,932	—	—
Collateral Held for Securities Loaned	4,926,850	4,926,850	—	—
Short-Term Investments	17,465,291	17,465,291	—	—

Total	$366,423,211	$366,423,211	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2012. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at December 31, 2012	Value December 31, 2012	Income Earned January 1, 2012 - December 31, 2012
Cash Management Trust- Collateral Investment	$—	$95,116,845	$90,189,995	4,926,850	$4,926,850	$8,331
Cash Management Trust- Short Term Investment	—	31,229,669	13,764,378	17,465,291	17,465,291	3,431
Total Value and Income Earned	—				22,392,141	11,762

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (97.3%)	Value
Consumer Discretionary (10.5%)
5,004	AutoZone, Inc.[a]	$1,773,568
7,698	Charter Communications, Inc.[a]	586,896
8,417	Chipotle Mexican Grill, Inc.[a]	2,503,721
69,980	D.R. Horton, Inc.	1,384,205
36,445	Delphi Automotive plc[a]	1,394,021
167,277	Liberty Interactive Corporation[a]	3,292,011
25,251	Limited Brands, Inc.	1,188,312
66,559	Macy’s, Inc.	2,597,132
233,127	MGM Resorts International[a]	2,713,598
19,279	PetSmart, Inc.	1,317,527
25,229	PVH Corporation	2,800,671
29,177	Starwood Hotels & Resorts Worldwide, Inc.	1,673,593
38,732	Toll Brothers, Inc.[a]	1,252,206
31,582	TRW Automotive Holdings Corporation[a]	1,693,111
33,965	Urban Outfitters, Inc.[a]	1,336,862

	Total	27,507,434

Consumer Staples (5.3%)
38,358	Church & Dwight Company, Inc.	2,054,838
75,844	Coca-Cola Enterprises, Inc.	2,406,530
53,904	Constellation Brands, Inc.[a]	1,907,663
9,582	Ingredion, Inc.	617,368
39,164	J.M. Smucker Company	3,377,503
13,107	Lorillard, Inc.	1,529,194
36,909	Monster Beverage Corporation[a]	1,951,748

	Total	13,844,844

Energy (8.7%)
74,261	Cameron International Corporation[a]	4,192,776
24,759	Concho Resources, Inc.[a]	1,994,585
52,113	HollyFrontier Corporation	2,425,860
53,059	Marathon Petroleum Corporation	3,342,717
49,445	Peabody Energy Corporation	1,315,731
26,259	Pioneer Natural Resources Company	2,798,947
41,357	Range Resources Corporation	2,598,460
80,011	Southwestern Energy Company[a]	2,673,168
34,737	Tesoro Corporation	1,530,165

	Total	22,872,409

Financials (28.9%)
42,056	Alexandria Real Estate Equities, Inc.	2,915,322
46,917	Ameriprise Financial, Inc.	2,938,412
24,212	AvalonBay Communities, Inc.	3,282,905
26,100	Camden Property Trust	1,780,281
72,216	CIT Group, Inc.[a]	2,790,426
45,413	Douglas Emmett, Inc.	1,058,123
30,958	Everest Re Group, Ltd.	3,403,832
52,374	First Republic Bank	1,716,820
87,507	Hartford Financial Services Group, Inc.	1,963,657
192,504	Host Hotels & Resorts, Inc.	3,016,538
153,811	Invesco, Ltd.	4,012,929
47,200	iShares Russell Midcap Value Index Fund	2,371,328
131,996	Kimco Realty Corporation	2,550,163
36,877	Lazard, Ltd.	1,100,410
79,076	Liberty Property Trust	2,828,549
52,677	M&T Bank Corporation[b]	5,187,104
259,691	MFA Financial, Inc.	2,106,094
128,965	NASDAQ OMX Group, Inc.	3,225,415
27,074	PartnerRe, Ltd.	2,179,186
63,964	Piedmont Office Realty Trust, Inc.	1,154,550
157,257	Principal Financial Group, Inc.	4,484,970
239,665	SLM Corporation	4,105,461
28,944	SunTrust Banks, Inc.	820,562
67,695	Tanger Factory Outlet Centers, Inc.	2,315,169
59,409	Ventas, Inc.	3,844,950
82,684	W.R. Berkley Corporation	3,120,494
59,704	Willis Group Holdings plc	2,001,875
131,425	XL Group plc	3,293,510

	Total	75,569,035

Health Care (7.5%)
103,458	Aetna, Inc.	4,790,105
45,687	AmerisourceBergen Corporation	1,972,765
521,940	Boston Scientific Corporation[a]	2,990,716
148,280	Hologic, Inc.[a]	2,970,048
41,647	Life Technologies Corporation[a]	2,044,035
126,826	Mylan, Inc.[a]	3,485,179
33,800	Vertex Pharmaceuticals, Inc.[a]	1,417,572

	Total	19,670,420

Industrials (9.5%)
33,990	BE Aerospace, Inc.[a]	1,679,106
1,834	Carlisle Companies, Inc.	107,766
59,286	Dover Corporation	3,895,683
681	Flowserve Corporation	99,971
89,397	Fortune Brands Home and Security, Inc.[a]	2,612,180
14,690	Gardner Denver, Inc.	1,006,265
49,566	Lennox International, Inc.	2,603,206
23,747	Lincoln Electric Holdings, Inc.	1,156,004
38,206	Pentair, Ltd.	1,877,825
25,350	Rockwell Automation, Inc.	2,129,146
22,733	Rockwell Collins, Inc.	1,322,379
87,377	Spirit Aerosystems Holdings, Inc.[a]	1,482,788
47,530	Stanley Black & Decker, Inc.	3,515,794
41,024	Waste Connections, Inc.	1,386,201

	Total	24,874,314

Information Technology (10.6%)
55,398	Adobe Systems, Inc.[a]	2,087,397
93,941	Altera Corporation	3,235,328
21,604	Amphenol Corporation	1,397,779
25,789	Check Point Software Technologies, Ltd.[a,b]	1,228,588
67,417	Fidelity National Information Services, Inc.	2,346,786
170,627	Juniper Networks, Inc.[a]	3,356,233
126,343	Lam Research Corporation[a]	4,564,772
154,759	LSI Corporation[a]	1,095,694
53,140	NetApp, Inc.[a]	1,782,847
251,974	ON Semiconductor Corporation[a]	1,776,417
125,439	Parametric Technology Corporation[a]	2,823,632
19,091	Paychex, Inc.	594,494
131,516	Polycom, Inc.[a]	1,375,657

	Total	27,665,624

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (97.3%)	Value
Materials (6.2%)
30,940	Albemarle Corporation	$1,921,993
54,871	Carpenter Technology Corporation	2,832,990
55,528	Celanese Corporation	2,472,662
15,031	Crown Holdings, Inc.[a]	553,291
7,280	Cytec Industries, Inc.	501,082
17,621	Martin Marietta Materials, Inc.[b]	1,661,308
14,296	Packaging Corporation of America	549,967
41,651	Reliance Steel & Aluminum Company	2,586,527
177,077	Sealed Air Corporation	3,100,618

	Total	16,180,438

Utilities (10.1%)
116,680	Calpine Corporation[a]	2,115,408
78,895	CMS Energy Corporation	1,923,460
57,821	Edison International, Inc.	2,612,931
32,137	Great Plains Energy, Inc.	652,702
72,233	Northeast Utilities	2,822,866
99,549	NV Energy, Inc.	1,805,819
36,365	Pinnacle West Capital Corporation	1,853,888
108,916	PPL Corporation	3,118,265
56,454	Questar Corporation	1,115,531
50,904	SCANA Corporation	2,323,259
39,558	Sempra Energy	2,806,245
117,319	Xcel Energy, Inc.	3,133,590

	Total	26,283,964

	Total Common Stock (cost $223,187,838)	254,468,482

	Collateral Held for Securities Loaned (3.0%)
7,805,669	Thrivent Cash Management Trust	7,805,669

	Total Collateral Held for Securities Loaned (cost $7,805,669)	7,805,669

Shares or Principal Amount	Short-Term Investments (2.7%)
6,943,793	Thrivent Cash Management Trust	6,943,793

	Total Short-Term Investments (at amortized cost)	6,943,793

	Total Investments (cost $237,937,300) 103.0%	$269,217,944

	Other Assets and Liabilities, Net (3.0%)	(7,758,911)

	Total Net Assets 100.0%	$261,459,033

a	Non-income producing security.
b	All or a portion of the security is on loan.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$34,508,024
Gross unrealized depreciation	(4,117,171)

Net unrealized appreciation (depreciation)	$30,390,853

Cost for federal income tax purposes	$238,827,091

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2012, in valuing Partner Mid Cap Value Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	27,507,434	27,507,434	—	—
Consumer Staples	13,844,844	13,844,844	—	—
Energy	22,872,409	22,872,409	—	—
Financials	75,569,035	75,569,035	—	—
Health Care	19,670,420	19,670,420	—	—
Industrials	24,874,314	24,874,314	—	—
Information Technology	27,665,624	27,665,624	—	—
Materials	16,180,438	16,180,438	—	—
Utilities	26,283,964	26,283,964	—	—
Collateral Held for Securities Loaned	7,805,669	7,805,669	—	—
Short-Term Investments	6,943,793	6,943,793	—	—

Total	$269,217,944	$269,217,944	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2012. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Mid Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at December 31, 2012	Value December 31, 2012	Income Earned January 1, 2012 - December 31, 2012
Cash Management Trust- Collateral Investment	$3,702,175	$64,555,969	$60,452,475	7,805,669	$7,805,669	$7,341
Cash Management Trust- Short Term Investment	—	14,765,663	7,821,870	6,943,793	6,943,793	1,046
Total Value and Income Earned	3,702,175				14,749,462	8,387

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (95.4%)	Value
Consumer Discretionary (14.1%)
143,300	Charter Communications, Inc.[a]	$10,925,192
140,800	Cheesecake Factory, Inc.	4,606,976
204,000	DISH Network Corporation	7,425,600
179,872	Dollar Tree, Inc.[a]	7,295,608
173,900	Omnicom Group, Inc.	8,688,044
29,055	Panera Bread Company[a]	4,614,806
128,200	Penn National Gaming, Inc.[a]	6,295,902
76,500	PetSmart, Inc.	5,228,010
204,800	Tempur-Pedic International, Inc.[a]	6,449,152
239,600	Toll Brothers, Inc.[a]	7,746,268
117,278	WMS Industries, Inc.[a]	2,052,365

	Total	71,327,923

Consumer Staples (3.1%)
147,500	Ingredion, Inc.	9,503,425
123,390	TreeHouse Foods, Inc.[a]	6,432,321

	Total	15,935,746

Energy (7.5%)
877,092	Alpha Natural Resources, Inc.[a,b]	8,542,876
126,100	Ensco plc	7,475,208
358,000	Helix Energy Solutions Group, Inc.[a]	7,389,120
417,900	Patterson-UTI Energy, Inc.[b]	7,785,477
198,800	Southwestern Energy Company[a]	6,641,908

	Total	37,834,589

Financials (21.1%)
163,400	Axis Capital Holdings, Ltd.	5,660,176
392,000	CBL & Associates Properties, Inc.	8,314,320
82,771	Endurance Specialty Holdings, Ltd.	3,285,181
386,320	HCC Insurance Holdings, Inc.	14,374,967
545,748	Host Hotels & Resorts, Inc.	8,551,871
1,149,800	Huntington Bancshares, Inc.	7,347,222
201,424	Lazard, Ltd.	6,010,492
74,300	M&T Bank Corporation[b]	7,316,321
300,100	NASDAQ OMX Group, Inc.	7,505,501
164,433	Northern Trust Corporation	8,247,959
565,300	Och-Ziff Capital Management Group, LLC	5,370,350
353,700	Piedmont Office Realty Trust, Inc.	6,384,285
97,100	Protective Life Corporation	2,775,118
195,860	W.R. Berkley Corporation	7,391,757
383,272	Zions Bancorporation	8,202,021

	Total	106,737,541

Health Care (10.7%)
67,882	C.R. Bard, Inc.	6,634,787
132,000	Illumina, Inc.[a,b]	7,337,880
212,500	Medicines Company[a]	5,093,625
148,200	ResMed, Inc.[b]	6,160,674
248,200	Thoratec Corporation[a]	9,312,464
122,500	Vertex Pharmaceuticals, Inc.[a]	5,137,650
72,300	Waters Corporation[a]	6,298,776
125,769	Zimmer Holdings, Inc.	8,383,761

	Total	54,359,617

Industrials (11.6%)
136,044	ADT Corporation	6,324,686
239,993	CSX Corporation	4,735,062
44,800	Flowserve Corporation	6,576,640
494,266	Manitowoc Company, Inc.	7,750,091
109,408	Manpower, Inc.	4,643,275
520,900	McDermott International, Inc.[a]	5,740,318
321,134	Oshkosh Corporation[a]	9,521,623
88,082	Parker Hannifin Corporation	7,492,255
610,000	Southwest Airlines Company	6,246,400

	Total	59,030,350

Information Technology (20.3%)
156,900	Akamai Technologies, Inc.[a]	6,418,779
121,500	Alliance Data Systems
	Corporation[a]	17,588,340
662,883	Applied Materials, Inc.	7,583,381
429,666	CoreLogic, Inc.[a]	11,566,609
139,504	eBay, Inc.[a]	7,117,494
176,052	Itron, Inc.[a]	7,843,117
323,932	Juniper Networks, Inc.[a]	6,371,742
668,866	NVIDIA Corporation	8,220,363
723,513	Teradyne, Inc.[a]	12,220,135
566,019	TriQuint Semiconductor, Inc.[a]	2,739,532
717	Workday, Inc.[a]	39,076
232,419	Xilinx, Inc.	8,343,842
333,300	Yahoo!, Inc.[a]	6,632,670

	Total	102,685,080

Materials (2.7%)
143,212	Silgan Holdings, Inc.	5,956,187
548,900	Steel Dynamics, Inc.	7,536,397

	Total	13,492,584

Utilities (4.3%)
275,300	CMS Energy Corporation	6,711,814
474,478	NV Energy, Inc.	8,607,031
213,200	Public Service Enterprise Group, Inc.	6,523,920

	Total	21,842,765

	Total Common Stock (cost $405,123,775)	483,246,195

	Collateral Held for Securities Loaned (6.6%)
33,267,675	Thrivent Cash Management Trust	33,267,675

	Total Collateral Held for Securities Loaned (cost $33,267,675)	33,267,675

Shares or Principal Amount	Short-Term Investments (4.1%)
20,972,804	Thrivent Cash Management Trust	20,972,804

	Total Short-Term Investments (at amortized cost)	20,972,804

	Total Investments (cost $459,364,254) 106.1%	$537,486,674

	Other Assets and Liabilities, Net (6.1%)	(30,759,511)

	Total Net Assets 100.0%	$506,727,163

a	Non-income producing security.
b	All or a portion of the security is on loan.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Portfolio

Schedule of Investments as of December 31, 2012

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$90,162,934
Gross unrealized depreciation	(12,488,947)

Net unrealized appreciation (depreciation)	$77,673,987

Cost for federal income tax purposes	$459,812,687

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2012, in valuing Mid Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	71,327,923	71,327,923	—	—
Consumer Staples	15,935,746	15,935,746	—	—
Energy	37,834,589	37,834,589	—	—
Financials	106,737,541	106,737,541	—	—
Health Care	54,359,617	54,359,617	—	—
Industrials	59,030,350	59,030,350	—	—
Information Technology	102,685,080	102,685,080	—	—
Materials	13,492,584	13,492,584	—	—
Utilities	21,842,765	21,842,765	—	—
Collateral Held for Securities Loaned	33,267,675	33,267,675	—	—
Short-Term Investments	20,972,804	20,972,804	—	—

Total	$537,486,674	$537,486,674	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2012. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at December 31, 2012	Value December 31, 2012	Income Earned January 1, 2012 - December 31, 2012
Cash Management Trust- Collateral Investment	$9,724,975	$165,596,085	$142,053,385	33,267,675	$33,267,675	$102,411
Cash Management Trust- Short Term Investment	—	35,605,165	14,632,361	20,972,804	20,972,804	4,409
Total Value and Income Earned	9,724,975				54,240,479	106,820

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (98.2%)	Value
Consumer Discretionary (13.0%)
4,900	Aaron’s, Inc.	$138,572
5,200	Advance Auto Parts, Inc.	376,220
5,750	Aeropostale, Inc.[a]	74,808
4,000	AMC Networks, Inc.[a]	198,000
12,480	American Eagle Outfitters, Inc.	255,965
3,250	Ann, Inc.[a]	109,980
8,600	Ascena Retail Group, Inc.[a]	159,014
2,900	Bally Technologies, Inc.[a]	129,659
2,670	Barnes & Noble, Inc.[a,b]	40,290
2,010	Bob Evans Farms, Inc.	80,802
5,155	Brinker International, Inc.	159,753
3,300	Cabela’s, Inc.[a]	137,775
3,500	Carter’s, Inc.[a]	194,775
3,500	Cheesecake Factory, Inc.	114,520
11,600	Chico’s FAS, Inc.	214,136
7,200	Cinemark Holdings, Inc.	187,056
2,600	Deckers Outdoor Corporation[a,b]	104,702
4,100	DeVry, Inc.	97,293
6,800	Dick’s Sporting Goods, Inc.	309,332
5,000	DreamWorks Animation SKG, Inc.[a,b]	82,850
10,500	Foot Locker, Inc.	337,260
10,120	Gentex Corporation	190,458
4,300	Guess ?, Inc.	105,522
6,800	Hanesbrands, Inc.[a]	243,576
2,600	HSN, Inc.	143,208
1,870	International Speedway Corporation	51,649
5,200	Jarden Corporation[a]	268,840
3,300	John Wiley and Sons, Inc.	128,469
5,400	KB Home[b]	85,320
3,800	Lamar Advertising Company[a,b]	147,250
2,800	Life Time Fitness, Inc.[a]	137,788
20,700	LKQ Corporation[a]	436,770
2,700	M.D.C. Holdings, Inc.	99,252
2,000	Matthews International Corporation	64,200
2,600	Meredith Corporation[b]	89,570
4,070	Mohawk Industries, Inc.[a]	368,213
8,500	New York Times Company[a]	72,505
300	NVR, Inc.[a]	276,000
19,900	Office Depot, Inc.[a]	65,272
2,000	Panera Bread Company[a]	317,660
4,400	Polaris Industries, Inc.	370,260
5,000	PVH Corporation	555,050
4,000	Regis Corporation	67,680
4,200	Rent-A-Center, Inc.	144,312
7,150	Saks, Inc.[a,b]	75,147
1,810	Scholastic Corporation	53,504
3,700	Scientific Games Corporation[a]	32,079
15,000	Service Corporation International	207,150
5,600	Signet Jewelers, Ltd.	299,040
4,720	Sotheby’s Holdings, Inc.	158,686
800	Strayer Education, Inc.	44,936
4,200	Tempur-Pedic International, Inc.[a]	132,258
3,100	Thor Industries, Inc.	116,033
10,400	Toll Brothers, Inc.[a]	336,232
4,900	Tractor Supply Company	432,964
3,900	Tupperware Brands Corporation	249,990
5,400	Under Armour, Inc.[a]	262,062
2,800	Valassis Communications, Inc.	72,184
2,900	Warnaco Group, Inc.[a]	207,553
19,614	Wendy’s Company	92,186
6,080	Williams-Sonoma, Inc.	266,122
3,800	WMS Industries, Inc.[a]	66,500

	Total	11,036,212

Consumer Staples (3.8%)
9,720	Church & Dwight Company, Inc.	520,700
4,450	Energizer Holdings, Inc.	355,911
8,050	Flowers Foods, Inc.	187,324
9,000	Green Mountain Coffee Roasters, Inc.[a,b]	372,240
3,510	Harris Teeter Supermarkets, Inc.	135,346
8,300	Hillshire Brands Company	233,562
5,400	Ingredion, Inc.	347,922
1,440	Lancaster Colony Corporation	99,634
2,300	Post Holdings, Inc.[a]	78,775
3,900	Ralcorp Holdings, Inc.[a]	349,635
9,400	Smithfield Foods, Inc.[a]	202,758
14,900	SUPERVALU, Inc.[b]	36,803
1,512	Tootsie Roll Industries, Inc.	39,191
3,500	United Natural Foods, Inc.[a]	187,565
1,640	Universal Corporation	81,852

	Total	3,229,218

Energy (5.9%)
15,400	Alpha Natural Resources, Inc.[a]	149,996
14,800	Arch Coal, Inc.[b]	108,336
4,000	Atwood Oceanics, Inc.[a]	183,160
3,400	Bill Barrett Corporation[a]	60,486
1,400	Carbo Ceramics, Inc.[b]	109,676
6,000	Cimarex Energy Company	346,380
5,300	Dresser-Rand Group, Inc.[a]	297,542
2,500	Dril-Quip, Inc.[a]	182,625
5,100	Energen Corporation	229,959
8,200	Forest Oil Corporation[a]	54,858
6,800	Helix Energy Solutions Group, Inc.[a]	140,352
14,190	HollyFrontier Corporation	660,544
4,100	Northern Oil and Gas, Inc.[a,b]	68,962
7,500	Oceaneering International, Inc.	403,425
3,900	Oil States International, Inc.[a]	279,006
10,600	Patterson-UTI Energy, Inc.	197,478
9,039	Plains Exploration & Production Company[a]	424,291
8,300	Quicksilver Resources, Inc.[a]	23,738
3,700	Rosetta Resources, Inc.[a]	167,832
4,600	SM Energy Company	240,166
11,000	Superior Energy Services, Inc.[a]	227,920
3,500	Tidewater, Inc.	156,380
3,000	Unit Corporation[a]	135,150
5,100	World Fuel Services Corporation	209,967

	Total	5,058,229

Financials (21.6%)
3,700	Affiliated Managers Group, Inc.[a]	481,555
2,960	Alexander & Baldwin, Inc.[a]	86,935
4,400	Alexandria Real Estate Equities, Inc.	305,008
1,200	Alleghany Corporation[a]	402,504
7,200	American Campus Communities, Inc.	332,136
5,535	American Financial Group, Inc.	218,743
14,180	Apollo Investment Corporation	118,545
8,900	Arthur J. Gallagher & Company	308,385

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (98.2%)	Value
Financials (21.6%) - continued
5,000	Aspen Insurance Holdings, Ltd.	$160,400
11,993	Associated Banc-Corp	157,348
5,670	Astoria Financial Corporation[b]	53,071
5,800	BancorpSouth, Inc.	84,332
3,200	Bank of Hawaii Corporation	140,960
10,800	BioMed Realty Trust, Inc.	208,764
5,400	BRE Properties, Inc.	274,482
8,200	Brown & Brown, Inc.	208,772
5,900	Camden Property Trust	402,439
5,100	Cathay General Bancorp	99,450
6,100	CBOE Holdings, Inc.	179,706
3,320	City National Corporation	164,406
5,437	Commerce Bancshares, Inc.	190,621
5,600	Corporate Office Properties Trust	139,888
4,300	Cullen/Frost Bankers, Inc.	233,361
18,800	Duke Realty Corporation	260,756
9,900	East West Bancorp, Inc.	212,751
8,000	Eaton Vance Corporation	254,800
4,300	Equity One, Inc.	90,343
2,500	Essex Property Trust, Inc.	366,625
3,710	Everest Re Group, Ltd.	407,915
4,500	Federal Realty Investment Trust	468,090
6,500	Federated Investors, Inc.	131,495
14,705	Fidelity National Financial, Inc.	346,303
7,500	First American Financial Corporation	180,675
24,600	First Niagara Financial Group, Inc.	195,078
7,598	FirstMerit Corporation	107,816
14,000	Fulton Financial Corporation	134,540
1,900	Greenhill & Company, Inc.	98,781
6,000	Hancock Holding Company	190,440
3,170	Hanover Insurance Group, Inc.	122,806
7,050	HCC Insurance Holdings, Inc.	262,330
5,400	Highwoods Properties, Inc.	180,630
3,500	Home Properties, Inc.	214,585
8,700	Hospitality Properties Trust	203,754
3,800	International Bancshares Corporation	68,590
13,100	Janus Capital Group, Inc.	111,612
8,900	Jefferies Group, Inc.	165,273
3,100	Jones Lang LaSalle, Inc.	260,214
3,800	Kemper Corporation	112,100
8,200	Liberty Property Trust	293,314
9,768	Macerich Company	569,474
5,800	Mack-Cali Realty Corporation	151,438
2,600	Mercury General Corporation	103,194
8,500	MSCI, Inc.[a]	263,415
7,500	National Retail Properties, Inc.	234,000
30,611	New York Community Bancorp, Inc.[b]	401,004
16,850	Old Republic International Corporation	179,453
7,600	Omega Healthcare Investors, Inc.	181,260
2,907	Potlatch Corporation	113,925
3,100	Prosperity Bancshares, Inc.	130,200
5,670	Protective Life Corporation	162,049
7,825	Raymond James Financial, Inc.	301,497
8,512	Rayonier, Inc. REIT	441,177
9,400	Realty Income Corporation	377,974
6,300	Regency Centers Corporation	296,856
5,200	Reinsurance Group of America, Inc.	278,304
9,440	SEI Investments Company	220,330
12,300	Senior Housing Property Trust	290,772
3,300	Signature Bank[a]	235,422
6,300	SL Green Realty Corporation	482,895
3,100	StanCorp Financial Group, Inc.	113,677
3,130	SVB Financial Group[a]	175,186
54,800	Synovus Financial Corporation	134,260
4,300	Taubman Centers, Inc.	338,496
11,420	TCF Financial Corporation	138,753
4,600	Trustmark Corporation	103,316
17,403	UDR, Inc.	413,843
13,784	Valley National Bancorp[b]	128,191
7,775	W.R. Berkley Corporation	293,429
5,940	Waddell & Reed Financial, Inc.	206,831
7,427	Washington Federal, Inc.	125,293
5,730	Webster Financial Corporation	117,752
7,800	Weingarten Realty Investors	208,806
2,020	Westamerica Bancorporation	86,032

	Total	18,391,931

Health Care (9.2%)
11,900	Allscripts Healthcare Solutions, Inc.[a]	112,098
1,400	Bio-Rad Laboratories, Inc.[a]	147,070
3,400	Charles River Laboratories International, Inc.[a]	127,398
6,400	Community Health Systems, Inc.	196,736
3,400	Cooper Companies, Inc.	314,432
3,910	Covance, Inc.[a]	225,881
8,200	Endo Pharmaceutical Holdings, Inc.[a]	215,414
17,900	Health Management Associates, Inc.[a]	166,828
5,680	Health Net, Inc.[a]	138,024
6,200	Henry Schein, Inc.[a]	498,852
4,350	Hill-Rom Holdings, Inc.	123,975
6,100	HMS Holdings Corporation[a]	158,112
18,500	Hologic, Inc.[a]	370,555
3,900	IDEXX Laboratories, Inc.[a]	361,920
3,400	LifePoint Hospitals, Inc.[a]	128,350
3,600	Masimo Corporation	75,636
3,500	Mednax, Inc.[a]	278,320
2,200	Mettler-Toledo International, Inc.[a]	425,260
7,820	Omnicare, Inc.	282,302
4,450	Owens & Minor, Inc.	126,869
5,200	Regeneron Pharmaceuticals, Inc.[a]	889,564
9,900	ResMed, Inc.	411,543
4,100	STERIS Corporation	142,393
2,500	Techne Corporation	170,850
2,940	Teleflex, Inc.	209,651
4,200	Thoratec Corporation[a]	157,584
3,400	United Therapeutics Corporation[a]	181,628
6,100	Universal Health Services, Inc.	294,935
6,200	VCA Antech, Inc.[a]	130,510
15,020	Vertex Pharmaceuticals, Inc.[a]	629,939
3,000	Wellcare Health Plans, Inc.[a]	146,070

	Total	7,838,699

Industrials (17.1%)
3,000	Acuity Brands, Inc.	203,190
7,900	Aecom Technology Corporation[a]	188,020
6,830	AGCO Corporation[a]	335,490
4,980	Alaska Air Group, Inc.[a]	214,588
2,300	Alliant Techsystems, Inc.	142,508

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (98.2%)	Value
Industrials (17.1%) - continued
16,932	AMETEK, Inc.	$636,135
7,200	BE Aerospace, Inc.[a]	355,680
3,360	Brink’s Company	95,861
4,440	Carlisle Companies, Inc.	260,894
3,500	CLARCOR, Inc.	167,230
3,700	Clean Harbors, Inc.[a]	203,537
3,930	Con-way, Inc.	109,333
7,500	Copart, Inc.[a]	221,250
2,400	Corporate Executive Board Company	113,904
7,000	Corrections Corporation of America	248,290
3,400	Crane Company	157,352
3,600	Deluxe Corporation	116,064
9,500	Donaldson Company, Inc.	311,980
2,200	Esterline Technologies Corporation[a]	139,942
13,000	Exelis, Inc.	146,510
11,200	Fortune Brands Home and Security, Inc.[a]	327,264
3,000	FTI Consulting, Inc.[a]	99,000
3,500	Gardner Denver, Inc.	239,750
3,320	GATX Corporation	143,756
3,500	General Cable Corporation[a]	106,435
3,100	Genesee & Wyoming, Inc.[a]	235,848
4,300	Graco, Inc.	221,407
2,460	Granite Construction, Inc.	82,705
5,700	Harsco Corporation	133,950
4,090	Herman Miller, Inc.	87,608
3,230	HNI Corporation	97,094
3,730	Hubbell, Inc.	315,670
3,501	Huntington Ingalls Industries, Inc.	151,733
5,900	IDEX Corporation	274,527
6,500	ITT Corporation	152,490
6,340	JB Hunt Transport Services, Inc.	378,561
15,875	JetBlue Airways Corporation[a]	90,646
7,700	Kansas City Southern	642,796
10,300	KBR, Inc.	308,176
5,640	Kennametal, Inc.	225,600
4,000	Kirby Corporation[a]	247,560
3,300	Landstar System, Inc.	173,118
3,200	Lennox International, Inc.	168,064
5,900	Lincoln Electric Holdings, Inc.	287,212
5,570	Manpower, Inc.	236,391
2,960	Matson, Inc.	73,171
2,200	Mine Safety Appliances Company	93,962
3,300	MSC Industrial Direct Company, Inc.	248,754
3,980	Nordson Corporation	251,218
6,400	Oshkosh Corporation[a]	189,760
12,900	R.R. Donnelley & Sons Company[b]	116,100
3,300	Regal-Beloit Corporation	232,551
4,622	Rollins, Inc.	101,869
4,700	Shaw Group, Inc.[a]	219,067
3,560	SPX Corporation	249,734
7,800	Terex Corporation[a]	219,258
5,600	Timken Company	267,848
4,000	Towers Watson & Company	224,840
5,495	Trinity Industries, Inc.	196,831
3,500	Triumph Group, Inc.	228,550
6,498	United Rentals, Inc.[a]	295,789
5,400	URS Corporation	212,004
7,300	UTI Worldwide, Inc.	97,820
1,600	Valmont Industries, Inc.	218,480
3,400	Wabtec Corporation	297,636
8,600	Waste Connections, Inc.	290,594
2,100	Watsco, Inc.	157,290
3,100	Werner Enterprises, Inc.	67,177
4,300	Woodward, Inc.	163,959

	Total	14,509,381

Information Technology (15.2%)
2,820	ACI Worldwide, Inc.[a]	123,206
5,190	Acxiom Corporation[a]	90,617
4,380	ADTRAN, Inc.[b]	85,585
2,300	Advent Software, Inc.[a]	49,174
3,500	Alliance Data Systems Corporation[a]	506,660
6,400	ANSYS, Inc.[a]	430,976
5,800	AOL, Inc.[a]	171,738
7,570	Arrow Electronics, Inc.[a]	288,266
30,620	Atmel Corporation[a]	200,561
9,820	Avnet, Inc.[a]	300,590
8,700	Broadridge Financial Solutions, Inc.	199,056
19,180	Cadence Design Systems, Inc.[a]	259,122
7,000	Ciena Corporation[a]	109,900
15,000	Compuware Corporation[a]	163,050
3,100	Concur Technologies, Inc.[a]	209,312
7,800	Convergys Corporation	127,998
6,800	CoreLogic, Inc.[a]	183,056
8,100	Cree, Inc.[a,b]	275,238
9,500	Cypress Semiconductor Corporation[a]	102,980
4,430	Diebold, Inc.	135,602
2,210	DST Systems, Inc.	133,926
3,400	Equinix, Inc.[a]	701,080
2,900	FactSet Research Systems, Inc.	255,374
2,450	Fair Isaac Corporation	102,974
8,800	Fairchild Semiconductor International, Inc.[a]	126,720
6,600	Gartner, Inc.[a]	303,732
5,600	Global Payments, Inc.	253,680
7,600	Informatica Corporation[a]	230,432
10,500	Ingram Micro, Inc.[a]	177,660
10,050	Integrated Device Technology, Inc.[a]	73,365
3,000	InterDigital, Inc.[b]	123,300
4,850	International Rectifier Corporation[a]	85,991
8,900	Intersil Corporation	73,781
2,800	Itron, Inc.[a]	124,740
5,960	Jack Henry & Associates, Inc.	233,990
6,000	Lender Processing Services, Inc.	147,720
4,500	Lexmark International, Inc.[b]	104,355
1,600	ManTech International Corporation	41,504
16,200	MEMC Electronic Materials, Inc.[a]	52,002
6,570	Mentor Graphics Corporation[a]	111,821
5,600	MICROS Systems, Inc.[a]	237,664
8,200	Monster Worldwide, Inc.[a]	46,084
6,562	National Instruments Corporation	169,365
11,100	NCR Corporation[a]	282,828
4,600	NeuStar, Inc.[a]	192,878

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (98.2%)	Value
Information Technology (15.2%) - continued
8,300	Parametric Technology Corporation[a]	$186,833
3,040	Plantronics, Inc.	112,085
12,340	Polycom, Inc.[a]	129,076
6,600	QLogic Corporation[a]	64,218
7,600	Rackspace Hosting, Inc.[a]	564,452
19,340	RF Micro Devices, Inc.[a]	86,643
11,400	Riverbed Technology, Inc.[a]	224,808
7,240	Rovi Corporation[a]	111,713
4,690	Semtech Corporation[a]	135,776
2,700	Silicon Laboratories, Inc.[a]	112,887
13,300	Skyworks Solutions, Inc.[a]	269,990
4,300	Solarwinds, Inc.[a]	225,535
4,900	Solera Holdings, Inc.	262,003
10,380	Synopsys, Inc.[a]	330,499
2,580	Tech Data Corporation[a]	117,467
24,000	Tellabs, Inc.	54,720
10,700	TIBCO Software, Inc.[a]	235,507
8,800	Trimble Navigation, Ltd.[a]	526,064
4,900	ValueClick, Inc.[a]	95,109
7,600	VeriFone Systems, Inc.[a]	225,568
9,220	Vishay Intertechnology, Inc.[a]	98,009
2,800	WEX, Inc.[a]	211,036
3,700	Zebra Technologies Corporation[a]	145,336

	Total	12,924,987

Materials (7.1%)
6,320	Albemarle Corporation	392,598
4,700	AptarGroup, Inc.	224,284
5,100	Ashland, Inc.	410,091
4,190	Cabot Corporation	166,720
3,100	Carpenter Technology Corporation	160,053
8,200	Commercial Metals Company	121,852
2,300	Compass Minerals International, Inc.	171,833
3,260	Cytec Industries, Inc.	224,386
2,600	Domtar Corporation	217,152
2,200	Greif, Inc.	97,900
3,800	Intrepid Potash, Inc.	80,902
9,600	Louisiana-Pacific Corporation[a]	185,472
3,220	Martin Marietta Materials, Inc.[b]	303,582
2,560	Minerals Technologies, Inc.	102,195
800	NewMarket Corporation	209,760
5,600	Olin Corporation	120,904
6,900	Packaging Corporation of America	265,443
5,300	Reliance Steel & Aluminum Company	329,130
5,000	Rock-Tenn Company	349,550
4,500	Royal Gold, Inc.	365,895
9,200	RPM International, Inc.	270,112
2,700	Scotts Miracle-Gro Company	118,935
3,530	Sensient Technologies Corporation	125,527
3,500	Silgan Holdings, Inc.	145,565
7,080	Sonoco Products Company	210,488
15,300	Steel Dynamics, Inc.	210,069
5,860	Valspar Corporation	365,664
3,700	Worthington Industries, Inc.	96,163

	Total	6,042,225

Telecommunications Services (0.5%)
6,995	Telephone & Data Systems, Inc.	154,869
10,500	TW Telecom, Inc.[a]	267,435

	Total	422,304

Utilities (4.8%)
7,700	Alliant Energy Corporation	338,107
9,766	Aqua America, Inc.	248,252
6,300	Atmos Energy Corporation	221,256
3,100	Black Hills Corporation	112,654
4,300	Cleco Corporation	172,043
10,663	Great Plains Energy, Inc.	216,566
6,780	Hawaiian Electric Industries, Inc.	170,449
3,530	IDACORP, Inc.	153,025
13,125	MDU Resources Group, Inc.	278,775
5,900	National Fuel Gas Company	299,071
16,500	NV Energy, Inc.	299,310
6,890	OGE Energy Corporation	387,976
5,575	PNM Resources, Inc.	114,343
12,200	Questar Corporation	241,072
7,800	UGI Corporation	255,138
5,790	Vectren Corporation	170,226
8,820	Westar Energy, Inc.	252,428
3,610	WGL Holdings, Inc.	141,476

	Total	4,072,167

	Total Common Stock (cost $64,973,839)	83,525,353

	Collateral Held for Securities Loaned (3.2%)
2,749,485	Thrivent Cash Management Trust	2,749,485

	Total Collateral Held for Securities Loaned (cost $2,749,485)	2,749,485

Shares or Principal Amount	Short-Term Investments (1.4%)
	Federal Home Loan Bank Discount Notes
100,000	0.137%, 6/7/2013[c,d]	99,940
1,118,939	Thrivent Cash Management Trust	1,118,939

	Total Short-Term Investments (at amortized cost)	1,218,879

	Total Investments (cost $68,942,203) 102.8%	$87,493,717

	Other Assets and Liabilities, Net (2.8%)	(2,381,255)

	Total Net Assets 100.0%	$85,112,462

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	At December 31, 2012, $99,940 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of December 31, 2012

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$21,867,743
Gross unrealized depreciation	(5,095,936)

Net unrealized appreciation (depreciation)	$16,771,807

Cost for federal income tax purposes	$70,721,910

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2012, in valuing Mid Cap Index Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	11,036,212	11,036,212	—	—
Consumer Staples	3,229,218	3,229,218	—	—
Energy	5,058,229	5,058,229	—	—
Financials	18,391,931	18,391,931	—	—
Health Care	7,838,699	7,838,699	—	—
Industrials	14,509,381	14,509,381	—	—
Information Technology	12,924,987	12,924,987	—	—
Materials	6,042,225	6,042,225	—	—
Telecommunications Services	422,304	422,304	—	—
Utilities	4,072,167	4,072,167	—	—
Collateral Held for Securities Loaned	2,749,485	2,749,485	—	—
Short-Term Investments	1,218,879	1,118,939	99,940	—

Total	$87,493,717	$87,393,777	$99,940	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives
Futures Contracts	6,095	6,095	—	—

Total Liability Derivatives	$6,095	$6,095	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2012. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 400 Index Mini-Futures	16	March 2013	$1,635,055	$1,628,960	($6,095)
Total Futures Contracts					($6,095)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2012, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$6,095
Total Equity Contracts		6,095

Total Liability Derivatives		$6,095

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of December 31, 2012

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2012, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	389,643
Total Equity Contracts		389,643

Total		$389,643

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2012, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(91,467)
Total Equity Contracts		(91,467)

Total		($91,467)

The following table presents Mid Cap Index Portfolio’s average volume of derivative activity during the period ended December 31, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Equity Contracts	$1,413,113	1.7%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Index Portfolio, is as follows:

Portfolio	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at December 31, 2012	Value December 31, 2012	Income Earned January 1, 2012 - December 31, 2012
Cash Management Trust- Collateral Investment	$3,326,354	$21,513,466	$22,090,335	2,749,485	$2,749,485	$54,070
Cash Management Trust- Short Term Investment	—	2,420,771	1,301,832	1,118,939	1,118,939	144
Total Value and Income Earned	3,326,354				3,868,424	54,214

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (88.7%)	Value
Australia (3.2%)
245,427	ALS, Ltd.	$2,799,688
125,811	Australia & New Zealand Banking Group, Ltd.	3,313,434
2,097,138	Beach Energy, Ltd.	3,290,931
133,044	BHP Billiton, Ltd.	5,194,117
52,742	Flight Centre, Ltd.[a]	1,492,382
349,468	GrainCorp, Ltd.	4,531,833
1,459,570	Imdex, Ltd.	2,615,006
169,211	McMillan Shakespeare, Ltd.	2,453,646
790,085	Mermaid Marine Australia, Ltd.	2,827,670
99,396	Monadelphous Group, Ltd.	2,558,997
222,171	NRW Holdings, Ltd.	444,405
103,323	Ramsay Health Care, Ltd.	2,947,017
56,600	Rio Tinto, Ltd.	3,979,507
654,511	SAI Global, Ltd.	2,907,799
886,492	Skilled Group, Ltd.	2,401,998
3,313,642	Tiger Resources, Ltd.[b]	1,035,344
223,235	Troy Resources, Ltd.	847,975
825,698	Westfield Retail Trust	2,605,054

	Total	48,246,803

Austria (0.1%)
37,091	Voestalpine AG	1,362,853

	Total	1,362,853

Belgium (0.9%)
107,715	Anheuser-Busch InBev NV	9,380,367
35,431	Barco NV	2,565,172
42,057	EVS Broadcast Equipment SA	2,472,884

	Total	14,418,423

Bermuda (0.3%)
341,000	Cheung Kong Infrastructure Holdings, Ltd.	2,106,357
1,772,000	Pacific Basin Shipping, Ltd.	1,010,421
141,820	VimpelCom, Ltd.	1,487,692

	Total	4,604,470

Brazil (2.2%)
145,000	Autometal SA	1,488,597
183,320	Banco Bradesco SA ADR	3,184,268
170,000	Cia Paranaense de Energia	2,631,990
146,600	Cyrela Brazil Realty SA Empreendimentos e Participacoes	1,280,915
349,000	Embraer SA	2,463,028
197,300	Even Construtora e Incorporadora SA	905,797
37,849	Lojas Renner SA	1,474,216
318,000	MMX Mineracao e Metalicos SAb	691,136
31,798	MMX Mineracao e Metalicos SA Rights, 3.92 BRL, expires 1/14/2013[b]	6,212
47,168	Multiplan Empreendimentos Imobiliarios SA	1,386,820
235,100	Petroleo Brasileiro SA ADR	4,577,396
144,000	Petroleo Brasileiro SA ADR	2,779,200
1,420,050	Rossi Residencial SA	3,155,667
102,500	Souza Cruz SA	1,542,381
106,400	Sul America SA	919,795
114,000	Ultrapar Participacoes SA ADR	2,539,920
154,000	Vale SA SP PREF ADR	3,126,200

	Total	34,153,538

Canada (3.3%)
51,569	Agrium, Inc.	5,139,791
81,917	Alimentation Couche-Tard, Inc.	4,029,556
29,179	Bank of Nova Scotia[a]	1,685,559
127,779	Barrick Gold Corporation	4,472,972
75,073	Canadian National Railway Company	6,817,477
30,884	Dollarama, Inc.	1,830,933
87,521	Enbridge, Inc.[a]	3,785,215
403,050	Encana Corporation[a]	7,964,268
22,360	Franco-Nevada Corporation	1,276,366
55,126	Gibson Energy, Inc.	1,332,844
200,883	Lundin Mining Corporation[b]	1,034,001
22,957	Metro, Inc.[a]	1,461,613
122,427	Pacific Rubiales Energy Corporation	2,844,363
128,124	Sherritt International Corporation	740,638
102,177	Suncor Energy, Inc.	3,360,018
178,211	Yamana Gold, Inc.	3,065,437

	Total	50,841,051

Chile (0.4%)
819,538	Aguas Andinas SA	581,560
47,274	Banco Santander Chile SA ADR[a]	1,346,836
112,965	Cia Cervecerias Unidas SA	3,573,083

	Total	5,501,479

China (0.9%)
2,178,000	China Petroleum & Chemical Corporation	2,507,476
1,568,000	Dongfeng Motor Group Company, Ltd.	2,468,665
4,400,000	PetroChina Company, Ltd.	6,347,733
1,660,000	Yanzhou Coal Mining Company, Ltd.	2,829,740

	Total	14,153,614

Colombia (0.2%)
50,294	Bancolombia SA	3,348,575

	Total	3,348,575

Cyprus (0.2%)
342,701	Prosafe SE	2,940,469

	Total	2,940,469

Czech Republic (0.2%)
12,835	Komercni Banka AS	2,713,280

	Total	2,713,280

Denmark (1.5%)
87,332	Christian Hansen Holding AS	2,838,294
25,190	Coloplast ASa	1,235,322
597,650	Danske Bank AS ADR[b]	10,150,590
139,454	GN Store Nord A/S	2,026,683
40,503	Novo Nordisk AS	6,595,373

	Total	22,846,262

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (88.7%)	Value
Egypt (<0.1%)
307,503	Ezz Steel	$481,326

	Total	481,326

Finland (0.8%)
239,024	Amer Sports Oyj	3,561,982
416,850	Neste Oil Oyj	5,404,142
48,844	Outotec Oyj[a]	2,759,508

	Total	11,725,632

France (6.3%)
85,303	Alten SA	2,944,395
37,903	AtoS	2,661,822
595,204	AXA SA	10,687,412
150,269	Beneteau SA	1,634,394
96,692	Bouygues SA	2,877,294
216,300	Cap Gemini SA	9,458,311
20,389	Christian Dior SA	3,475,407
23,380	Cie Generale des Etablissements Michelin	2,240,259
235,392	Compagnie de Saint-Gobain	10,108,695
31,238	Essilor International SA	3,150,597
362,650	GDF Suez	7,469,206
73,878	Ingenico	4,202,890
36,602	Sanofi	3,470,982
27,985	Sartorius Stedim Biotech	2,711,324
182,000	Total SA	9,470,041
11,816	Unibail-Rodamco	2,865,432
74,699	Vinci SA	3,596,562
15,652	Virbac SA	3,095,898
434,154	Vivendi SA	9,818,856

	Total	95,939,777

Germany (7.5%)
119,983	BASF SE	11,345,644
19,652	Bayer AG	1,874,061
25,186	Bilfinger SE	2,442,084
19,046	Brenntag AG	2,509,236
4,833,600	Commerzbank AGb	9,260,052
195,650	Daimler AG	10,771,678
150,000	Deutsche Boerse AG	9,198,347
65,549	Duerr AG	5,873,754
58,867	Gerresheimer AGb	3,127,912
62,513	Gerry Weber International AG	3,027,885
47,349	Hannover Rueckversicherung AG	3,708,570
59,272	Henkel AG & Company KGaA	4,876,396
233,600	Metro AG	6,489,751
98,872	NORMA Group	2,740,644
26,007	Pfeiffer Vacuum Technology AG	3,169,287
42,186	RWE AG	1,749,778
118,522	SAP AG ADR	9,530,721
107,292	Suedzucker AG	4,404,047
73,801	Symrise AG	2,651,515
393,650	ThyssenKrupp AG	9,295,143
23,063	Volkswagen AG	5,291,812

	Total	113,338,317

Hong Kong (2.9%)
484,800	AIA Group, Ltd.	1,922,879
181,000	Cheung Kong Holdings, Ltd.	2,816,253
836,000	China Mobile, Ltd.	9,837,799
250,000	China Overseas Land & Investment, Ltd.	760,107
5,053,750	Guangzhou Automobile Group Company, Ltd.	4,556,463
336,000	Hang Lung Group, Ltd.	1,933,016
753,350	Hutchison Whampoa, Ltd.	7,983,212
3,845,867	New World Development Company, Ltd.	6,088,683
1,243,500	Sinotruk Hong Kong, Ltd.	960,678
113,000	Swire Pacific, Ltd., Class A	1,413,509
340,000	Swire Pacific, Ltd., Class B	789,002
126,700	Swire Properties, Ltd.	426,728
441,000	Weichai Power Company, Ltd.	1,993,198
449,000	Wheelock and Company, Ltd.	2,290,390

	Total	43,771,917

Hungary (0.1%)
10,493	EGIS Pharmaceuticals plc	837,319
8,200	Richter Gedeon Nyrt	1,345,320

	Total	2,182,639

India (0.9%)
16,100	GlaxoSmithKline Pharmaceuticals, Ltd.	640,912
7,344	Grasim Industries, Ltd.	427,462
8,000	Grasim Industries, Ltd. GDR	466,769
35,500	Hero Motocorp, Ltd.	1,242,360
116,000	Hindustan Unilever, Ltd.	1,117,469
140,200	Housing Development Finance Corporation	2,141,809
25,000	ICICI Bank, Ltd.	523,178
32,940	ICICI Bank, Ltd. ADR	1,436,513
26,000	Infosys, Ltd.	1,101,239
16,504	Infosys, Ltd. ADR[a]	698,119
82,336	Reliance Industries, Ltd.[c]	2,546,239
20,696	Ultra Tech Cement, Ltd.	756,060
4,570	Ultra Tech Cement, Ltd. GDR	165,676

	Total	13,263,805

Indonesia (0.5%)
2,315,000	Bank Rakyat Indonesia Persero Tbk PT	1,678,963
335,500	Indo Tambangraya Megah Tbk PT	1,452,405
3,410,000	PT Astra International Tbk	2,701,225
225,500	United Tractors Tbk PT	465,164
3,783,000	Vale Indonesia Tbk PT	928,548

	Total	7,226,305

Ireland (0.7%)
966,085	Greencore Group plc	1,608,431
43,272	Paddy Power plc	3,569,825
94,081	Ryanair Holdings plc ADR	3,225,097
148,360	Smurfit Kappa Group plc	1,772,290

	Total	10,175,643

Israel (0.7%)
10,311	Mellanox Technologies, Ltd.[b]	638,682
29,780	Mellanox Technologies, Ltd.[b]	1,768,336
76,758	Radware, Inc.[b]	2,533,014
160,550	Teva Pharmaceutical Industries, Ltd. ADR	5,994,937

	Total	10,934,969

Italy (2.6%)
201,492	Banca Generali SPA	3,452,940

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (88.7%)	Value
Italy (2.6%) - continued
201,972	Brembo SPA	$2,607,187
81,735	DiaSorin SPA[a]	3,274,548
436,050	Eni SPA	10,682,200
6,161,000	Intesa Sanpaolo SPA	10,654,350
72,931	Prysmian SPA	1,455,783
8,408,025	Telecom Italia SPA	6,691,904

	Total	38,818,912

Japan (13.6%)
331,000	Aiful Corporation[b]	2,264,570
47,700	Aisin Seiki Company, Ltd.	1,489,534
99,200	Aoyama Trading Company, Ltd.	1,901,324
191,415	Asics Corporation	2,924,163
426,700	Bridgestone Corporation	11,107,667
166,258	Chiyoda Corporation	2,381,674
92,000	Daihatsu Motor Company, Ltd.	1,832,902
252,000	Daiwa House Industry Company, Ltd.	4,332,577
2,228,951	Daiwa Securities Group, Inc.	12,435,407
56,600	East Japan Railway Company	3,659,991
37,700	FamilyMart Company, Ltd.	1,553,168
248,000	Hino Motors, Ltd.	2,241,625
591,000	Hitachi, Ltd.	3,477,744
42,400	Hogy Medical Company, Ltd.	2,018,047
31,500	Idemitsu Kosan Company, Ltd.	2,744,862
1,008,000	IHI Corporation	2,613,851
267,700	ITOCHU Corporation	2,829,348
135,100	Japan Tobacco, Inc.	3,816,491
100,300	JTEKT Corporation	956,203
100,000	Kaken Pharmaceutical Company, Ltd.	1,471,210
26,800	KDDI Corporation	1,894,688
287,000	Marubeni Corporation	2,059,294
931	Message Company, Ltd.	2,147,098
400,500	Mitsubishi Chemical Holdings Corporation[a]	1,995,123
369,800	Mitsubishi UFJ Financial Group, Inc.	2,001,030
567,300	Mori Seiki Company, Ltd.[d]	4,967,241
518,645	MS and AD Insurance Group Holdings, Inc.[b]	10,350,587
276,297	Nikkiso Company, Ltd.	2,944,099
321,500	Nikon Corporation	9,492,094
4,387,500	Nippon Sheet Glass Company[a,d]	5,800,930
310,790	Nippon Shokubai Company, Ltd.	3,183,461
57,700	Nippon Telegraph & Telephone Corporation	2,429,341
1,037,250	Nissan Motor Company, Ltd.	9,842,340
210,534	OSG Corporation	2,921,612
61,218	Pigeon Corporation	2,929,692
38,731	Ryohin Keikaku Company, Ltd.[a]	2,166,142
89,100	SCSK Corporation	1,395,379
84,700	Softbank Corporation	3,103,512
1,494,500	Sojitz Corporation	2,209,678
1,348	So-net M3, Inc.[a]	2,151,512
461,000	Sumitomo Chemical Company, Ltd.	1,452,813
745,150	Sumitomo Corporation	9,560,129
258,500	Sumitomo Electric Industries, Ltd.	2,987,956
2,986,050	Sumitomo Mitsui Trust Holdings, Inc.	10,520,778
716,065	Sumitomo Osaka Cement Company, Ltd.	2,607,801
111,000	Suzuki Motor Corporation	2,904,683
55,765	Sysmex Corporation	2,567,912
90,070	Tamron Company, Ltd.	2,551,656
251,000	Tatsuta Electric Wire and Cable Company, Ltd.	2,190,046
36,000	Totetsu Kogyo Company, Ltd.[d]	493,199
96,000	Toyo Suisan Kaisha, Ltd.	2,557,802
198,500	Toyota Motor Corporation	9,269,185
21,100	Tsuruha Holdings, Inc.	1,664,026
120,752	Unipres Corporation	2,658,006
101,700	United Arrows, Ltd.	2,342,008
105,400	West Japan Railway Company	4,152,409

	Total	204,517,620

Lebanon (<0.1%)
19,409	Solidere	252,317

	Total	252,317

Luxembourg (0.3%)
47,000	Tenaris SA ADR[a]	1,970,240
108,670	Ternium SA ADR	2,559,179

	Total	4,529,419

Malaysia (0.5%)
640,000	CIMB Group Holdings Berhad	1,601,998
811,500	Genting Berhad	2,453,302
628,900	Malayan Banking Berhad	1,896,783
199,400	Public Bank Berhad	1,062,858

	Total	7,014,941

Mexico (0.8%)
2,539,100	America Movil SAB de CV	2,924,828
172,000	Consorcio ARA SAB de CVb	54,955
31,500	Fomento Economico Mexicano SAB de CV ADR	3,172,051
12,500	Grupo Aeroportuario del Sureste SAB de CV ADR	1,425,000
483,500	Grupo Financiero Banorte SAB de CV ADR	3,122,142
65,000	Kimberly-Clark de Mexico SAB de CV	166,946
259,000	Organizacion Soriana SAB de CV	987,807

	Total	11,853,729

Netherlands (3.3%)
182,498	Aalberts Industries NV	3,820,811
2,347,050	Aegon NV	15,161,595
77,975	European Aeronautic Defence and Space Company	3,073,888
31,807	Gemalto NV	2,871,069
53,329	Heineken NV	3,575,383
223,400	Koninklijke DSM NV	13,615,341
49,420	Nutreco NV	4,201,354
112,374	TKH Group NV	2,908,699
30,270	Unilever NV	1,158,246

	Total	50,386,386

New Zealand (0.3%)
846,416	Ryman Healthcare, Ltd.	3,193,773

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (88.7%)	Value
New Zealand (0.3%) - continued
704,015	Telecom Corporation of New Zealand, Ltd.	$1,332,566

	Total	4,526,339

Norway (1.5%)
67,302	Aker Solutions ASA	1,393,733
51,243	Petroleum Geo-Services ASA	892,519
62,459	Schibsted ASA	2,671,057
104,683	Seadrill, Ltd.	3,856,722
152,750	Statoil ASA	3,850,006
967,000	STX OSV Holdings, Ltd.	1,046,837
80,213	TGS Nopec Geophysical Company ASA	2,649,091
357,546	Tomra Systems ASA	3,253,406
76,747	Yara International ASA	3,826,501

	Total	23,439,872

Panama (0.1%)
21,900	Copa Holdings SA	2,177,955

	Total	2,177,955

Philippines (0.2%)
2,576,000	Ayala Land, Inc.	1,665,053
658,242	Bank of the Philippine Islands	1,527,006
11,625	Globe Telecom, Inc.	310,180

	Total	3,502,239

Poland (0.6%)
65,283	Bank Handlowy w Warszawie SA	2,073,282
71,973	Bank Pekao SA	3,905,547
112,511	Grupa Lotos SAb	1,504,254
237,711	Telekomunikacja Polska SA	937,741

	Total	8,420,824

Portugal (0.5%)
6,522,837	Banco Espirito Santo SAb	7,758,017

	Total	7,758,017

Russia (0.7%)
663,130	Gazprom OAO	6,452,254
38,500	Lukoil ADR	2,584,925
33,881	Novolipetsk Steel OJSC	702,228
98,739	Sberbank of Russia	1,240,162

	Total	10,979,569

Singapore (2.1%)
2,640,000	Biosensors International Group, Ltd.[a,b]	2,635,533
5,120,000	China Minzhong Food Corporation, Ltd.[a,b]	3,421,839
2,911,000	Ezion Holdings, Ltd.[a]	4,114,201
774,000	First Resources, Ltd.	1,290,603
30,527,000	GMG Global, Ltd.	3,364,705
758,540	Keppel Corporation, Ltd.	6,926,656
1,877,000	Osim International, Ltd.	2,680,202
1,380,000	Raffles Medical Group, Ltd.	2,971,363
1,612,000	Super Group, Ltd.	4,275,617

	Total	31,680,719

South Africa (1.1%)
203,321	ABSA Group, Ltd.	3,958,310
234,699	Aveng, Ltd.	848,820
92,728	Impala Platinum Holdings, Ltd.	1,854,479
59,584	Massmart Holdings, Ltd.	1,350,926
153,314	MTN Group, Ltd.	3,227,064
460,980	PPC, Ltd.	1,859,690
106,245	Reunert, Ltd.	953,902
181,000	Truworths International, Ltd.	2,330,815

	Total	16,384,006

South Korea (2.5%)
12,181	BS Financial Group, Inc.[b]	151,038
4,173	E-Mart Company, Ltd.[b]	927,686
13,480	Hyundai Heavy Industries Company, Ltd.[b]	3,067,010
7,776	Hyundai Mobis[b]	2,109,699
158,430	LG Uplus Corporation[b]	1,159,394
24,900	POSCO	8,157,002
14,501	POSCO ADR	1,191,257
6,250	Samsung Electronics Company, Ltd.	5,022,222
29,390	Samsung Heavy Industries Company, Ltd.[b]	1,073,857
113,238	Shinhan Financial Group Company, Ltd.[b]	4,144,231
11,637	Shinsegae Company, Ltd.[b]	2,373,551
8,673	SK Telecom Company, Ltd.	1,236,616
486,277	SK Telecom Company, Ltd. ADR[a]	7,697,764

	Total	38,311,327

Spain (1.1%)
1,912,200	Iberdrola SA	10,679,130
35,153	Industria de Diseno Textil SA (Inditex)	4,939,246
32,691	Viscofan SA	1,847,283

	Total	17,465,659

Sweden (1.2%)
67,044	Betsson ABb	2,074,256
124,377	Boliden AB	2,363,288
52,372	Hexpol AB	2,778,991
85,443	Hoganas AB	3,289,502
62,842	JM ABa	1,127,078
393,187	Skandinaviska Enskilda Banken AB	3,363,981
269,105	Volvo AB	3,710,723

	Total	18,707,819

Switzerland (6.8%)
68,779	Actelion, Ltd.[b]	3,291,135
159,900	Adecco SAb	8,468,026
13,845	Bucher Industries AG	2,738,983
9,775	Burckhardt Compression Holding AG	3,206,144
98,831	Compagnie Financiere Richemont SA	7,757,795
406,400	Credit Suisse Group AGb	9,918,749
296,736	EFG International AGb	2,865,188
7,099	Givaudan SAb	7,502,147
178,363	Holcim, Ltd.[b]	13,137,342
250,768	Nestle SA	16,360,975
134,300	Novartis AG	8,484,172
100,824	Roche Holding AG	20,384,715

	Total	104,115,371

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (88.7%)	Value
Taiwan (1.0%)
363,000	Advanced Semiconductor Engineering, Inc.	$316,035
356,000	Chipbond Technology Corporation	702,951
3,381,000	Compal Electronics, Inc.	2,290,097
562,000	Novatek Microelectronics Corporation	2,296,226
465,000	Taiwan Fertilizer Company, Ltd.	1,221,514
337,300	Taiwan Mobile Company, Ltd.	1,246,511
1,124,951	Taiwan Semiconductor Manufacturing Company, Ltd.	3,762,747
62,554	Taiwan Semiconductor Manufacturing Company, Ltd. ADR	1,073,427
38,000	TPK Holding Company, Ltd.	680,449
3,052,000	Walsin Lihwa Corporation[b]	1,050,932

	Total	14,640,889

Thailand (1.6%)
32,500	Advanced Info Service pcl	223,529
752,975	Bangkok Bank pcl	5,165,828
229,800	Kasikornbank pcl	1,462,335
280,100	PTT Exploration & Production pcl	1,510,889
899,150	PTT pcl	9,829,803
133,100	Siam Cement pcl	2,038,397
269,200	Siam Commercial Bank pcl	1,606,483
1,121,500	Thai Oil pcl	2,503,129

	Total	24,340,393

Turkey (0.4%)
563,982	Akbank TAS	2,798,458
31,670	BIM Birlesik Magazalar AS	1,552,928
58,104	Ford Otomotiv Sanayi AS	699,015
220,000	Turkiye Garanti Bankasi AS	1,148,275

	Total	6,198,676

United Kingdom (11.9%)
479,991	Aberdeen Asset Management plc	2,888,319
106,700	Aveva Group plc	3,828,990
386,027	Babcock International Group plc	6,093,475
2,268,529	BAE Systems plc	12,608,973
189,684	Bellway plc	3,204,953
69,672	BG Group plc	1,162,121
14,000	BHP Billiton plc	489,924
70,545	British American Tobacco plc	3,586,170
313,520	BTG plc[b]	1,715,537
120,825	Diageo plc	3,519,242
328,506	Elementis plc	1,254,323
591,622	Fenner plc	3,855,375
205,791	GlaxoSmithKline plc	4,480,567
514,696	Halma plc	3,873,029
117,917	Hikma Pharmaceuticals plc	1,469,968
179,200	HSBC Holdings plc ADR[a]	9,510,143
30,461	Imperial Tobacco Group plc	1,181,027
292,024	Inchcape plc	2,075,300
1,332,121	Intermediate Capital Group plc	6,955,081
1,156,948	ITV plc	2,007,044
172,196	J Sainsbury plc	974,228
250,112	Lancashire Holdings, Ltd.	3,184,517
1,264,818	Legal & General Group plc	3,032,882
197,316	London Stock Exchange Group plc	3,519,762
320,902	Mondi plc	3,542,114
556,745	Morgan Crucible Company plc	2,493,950
161,195	National Grid plc	1,848,822
30,972	Next plc	1,880,086
800,264	Pace plc	2,442,466
223,600	Pearson plc	4,358,333
289,218	Persimmon plc	3,796,469
252,396	Prudential plc	3,601,039
99,589	Rio Tinto plc	5,808,623
32,588	SABMiller plc	1,501,792
110,712	Spirax-Sarco Engineering plc	4,145,468
1,070,888	Spirent Communications plc	2,663,211
166,070	Sports Direct International plc[b]	1,050,727
311,943	Standard Chartered plc	8,073,045
278,163	Tate & Lyle plc	3,441,506
1,414,077	Taylor Wimpey plc	1,533,830
228,006	Telecity Group plc	2,944,582
2,062,220	Tesco plc	11,359,955
130,762	Ultra Electronics Holdings plc	3,563,156
93,330	Unilever plc	3,627,840
2,856,837	Vodafone Group plc	7,191,452
57,735	Whitbread plc	2,320,064
780,950	WPP plc[b]	11,409,097

	Total	181,068,577

United States (0.2%)
48,720	iShares MSCI Emerging Markets Index Fund	2,160,732
36,620	Vanguard MSCI Emerging Markets ETF	1,630,689

	Total	3,791,421

	Total Common Stock (cost $1,277,933,193)	1,349,054,143

Principal Amount	Long-Term Fixed Income (9.2%)
Angola (<0.1%)
	Republic of Angola Via Northern Lights III BV
450,000	7.000%, 8/16/2019	497,812

	Total	497,812

Argentina (0.2%)
	Arcos Dorados SA
73,000	7.500%, 10/1/2019	79,570
	Argentina Government International Bond
356,176	7.820%, 12/31/2033[e]	284,151
1,612,873	7.820%, 12/31/2033[e]	1,286,722
9,882,000	0.000%, 12/15/2035[e,f]	803,499

	Total	2,453,942

Azerbaijan (<0.1%)
	State Oil Company of Azerbaijan Republic
410,000	5.450%, 2/9/2017	449,975

	Total	449,975

Belarus (0.1%)
	Belarus Government International Bond
719,000	8.750%, 8/3/2015	736,544

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (9.2%)	Value
Belarus (0.1%) - continued
$200,000	8.950%, 1/26/2018	$206,000

	Total	942,544

Belize (<0.1%)
	Belize Government International Bond
120,000	8.500%, 2/20/2029	57,600

	Total	57,600

Bermuda (0.1%)
	China Resources Gas Group, Ltd
400,000	4.500%, 4/5/2022	439,956
	Digicel Group, Ltd.
400,000	8.250%, 9/30/2020[c]	440,000

	Total	879,956

Bolivia (<0.1%)
	Bolivia Government International Bond
300,000	4.875%, 10/29/2022[c]	292,500

	Total	292,500

Brazil (0.3%)
	Banco do Brasil SA/Cayman Islands
1,600,000	3.875%, 10/10/2022	1,612,000
	Banco do Estado do Rio Grande de Sul SA
200,000	7.375%, 2/2/2022	219,000
	Banco do Estado do Rio Grande do Sul SA
680,000	7.375%, 2/2/2022[c]	744,600
	Brazil Government International Bond
100,000	5.875%, 1/15/2019	123,700
670,000	5.625%, 1/7/2041	877,700
	Independencia International, Ltd.
95,246	12.000%, 12/30/2016[c,g,h]	0
	OGX Austria GmbH
200,000	8.375%, 4/1/2022[c]	167,000

	Total	3,744,000

Canada (0.1%)
	Eldorado Gold Corporation
430,000	6.125%, 12/15/2020[c]	437,525
	Nexen, Inc.
115,000	6.400%, 5/15/2037	148,672
	PTTEP Canada International Finance, Ltd.
270,000	5.692%, 4/5/2021[c]	312,185
540,000	6.350%, 6/12/2042	673,800

	Total	1,572,182

Cayman Islands (0.1%)
	Country Garden Holdings Company, Ltd.
600,000	2.500%, 2/22/2013[i]	115,064
	Dubai Holding Commercial Operations MTN, Ltd.
250,000	6.000%, 2/1/2017[j]	393,322
	Petrobras International Finance Company
360,000	5.750%, 1/20/2020	409,808
119,000	5.375%, 1/27/2021	133,973
	Raizen Fuels Finance, Ltd.
520,000	9.500%, 8/15/2014	577,200

	Total	1,629,367

Chile (0.4%)
	AES Gener SA
230,000	5.250%, 8/15/2021	255,265
120,000	5.250%, 8/15/2021[c]	133,182
	Banco de Credito e Inversiones
1,490,000	3.000%, 9/13/2017[c]	1,518,395
	Banco del Estado de Chile
200,000	4.125%, 10/7/2020	218,276
260,000	4.125%, 10/7/2020[c]	283,759
	Banco Santander Chile
350,000	3.875%, 9/20/2022[c]	358,799
	Chile Government International Bond
130,000	3.875%, 8/5/2020	146,575
870,000	3.250%, 9/14/2021	943,950
270,000	3.625%, 10/30/2042	266,625
	Corporacion Nacional del Cobre de Chile
120,000	3.750%, 11/4/2020[c]	129,759
640,000	3.750%, 11/4/2020	692,047
160,000	6.150%, 10/24/2036	208,270
200,000	4.250%, 7/17/2042[c]	203,590
	E-CL SA
320,000	5.625%, 1/15/2021[c]	359,487

	Total	5,717,979

Colombia (0.6%)
	Banco de Bogota SA
650,000	5.000%, 1/15/2017	700,375
	Bancolombia SA
200,000	5.950%, 6/3/2021	231,000
470,000	5.125%, 9/11/2022	488,800
	Colombia Government International Bond
30,000	8.250%, 12/22/2014	34,200
400,000	7.375%, 1/27/2017	493,600
1,555,000	7.375%, 3/18/2019	2,044,047
590,000	7.375%, 9/18/2037	916,270
1,070,000	6.125%, 1/18/2041	1,469,110
	Colombia Telecomunicaciones SA ESP
260,000	5.375%, 9/27/2022[c]	264,225
	Empresa de Energia de Bogota SA
420,000	6.125%, 11/10/2021[c]	471,450
660,000	6.125%, 11/10/2021	740,850
	Empresas Publicas de Medellin ESP
277,000	7.625%, 7/29/2019	347,635
	Transportadora de Gas del Internacional SA ESP
200,000	5.700%, 3/20/2022[c]	221,000

	Total	8,422,562

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (9.2%)	Value
Costa Rica (0.1%)
	Costa Rica Government International Bond
$10,000	9.995%, 8/1/2020	$13,750
960,000	4.250%, 1/26/2023[c]	968,640

	Total	982,390

Croatia (<0.1%)
	Hrvatska Elektroprivreda
290,000	6.000%, 11/9/2017[c]	305,950

	Total	305,950

Dominican Republic (0.3%)
	Aeropuertos Dominicanos Siglo XXI SA
700,000	9.250%, 11/13/2019[c]	738,500
	Dominican Republic Government International Bond
100,000	7.500%, 5/6/2021[c]	116,150
2,878,000	7.500%, 5/6/2021	3,342,797

	Total	4,197,447

Egypt (<0.1%)
	Egypt Government International Bond
660,000	5.750%, 4/29/2020	655,050
100,000	6.875%, 4/30/2040	94,500

	Total	749,550

El Salvador (<0.1%)
	El Salvador Government International Bond
480,000	5.875%, 1/30/2025[a,c]	485,280

	Total	485,280

Gabon (<0.1%)
	Gabon Government International Bond
350,000	8.200%, 12/12/2017	424,375

	Total	424,375

Ghana (<0.1%)
	Ghana Government International Bond
350,000	8.500%, 10/4/2017	404,250

	Total	404,250

Guatemala (<0.1%)
	Guatemala Government International Bond
350,000	5.750%, 6/6/2022[c]	385,875

	Total	385,875

Hong Kong (<0.1%)
	Zijin International Finance Company, Ltd.
120,000	4.250%, 6/30/2016	126,893

	Total	126,893

Hungary (<0.1%)
	Hungary Government International Bond
80,000	3.500%, 7/18/2016[e]	102,086
450,000	4.375%, 7/4/2017[e]	585,071
21,000	3.875%, 2/24/2020[e]	25,589

	Total	712,746

Indonesia (0.6%)
	Indonesia Government International Bond
49,000	6.875%, 1/17/2018	59,841
1,280,000	11.625%, 3/4/2019	1,936,000
400,000	11.625%, 3/4/2019[c]	605,000
455,000	8.500%, 10/12/2035	728,000
3,240,000	7.750%, 1/17/2038	4,884,299
	Perusahaan Penerbit SBSN
200,000	4.000%, 11/21/2018[c]	214,000

	Total	8,427,140

Iraq (0.1%)
	Iraq Government International Bond
1,200,000	5.800%, 1/15/2028	1,134,000

	Total	1,134,000

Ireland (0.1%)
	MTS International Funding, Ltd.
1,050,000	8.625%, 6/22/2020	1,324,313

	Total	1,324,313

Ivory Coast (0.3%)
	Ivory Coast Government International Bond
3,949,000	3.750%, 12/31/2032	3,682,443

	Total	3,682,443

Kazakhstan (0.2%)
	Kazatomprom Natsionalnaya Atomnaya Kompaniya AO
220,000	6.250%, 5/20/2015	238,205
	KazMunayGas National Company
450,000	11.750%, 1/23/2015	537,188
1,370,000	6.375%, 4/9/2021[c]	1,676,537

	Total	2,451,930

Lithuania (<0.1%)
	Lithuania Government International Bond
120,000	6.125%, 3/9/2021	147,756

	Total	147,756

Luxembourg (0.2%)
	Gazprom OAO Via Gaz Capital SA
177,000	9.250%, 4/23/2019	234,304
1,320,000	5.999%, 1/23/2021	1,523,280
	Sberbank of Russia Via SB Capital SA
240,000	5.125%, 10/29/2022[c]	244,500
	TNK-BP Finance SA
390,000	7.875%, 3/13/2018	473,421

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (9.2%)	Value
Luxembourg (0.2%) - continued
$760,000	7.250%, 2/2/2020	$921,500
	Vimpel Communications OJSC Via UBS Luxembourg SA
100,000	8.250%, 5/23/2016	112,880
	Wind Acquisition Finance SA
140,000	11.750%, 7/15/2017[c]	146,650

	Total	3,656,535

Malaysia (<0.1%)
	Wakala Global Sukuk Bhd
420,000	4.646%, 7/6/2021	484,016

	Total	484,016

Mexico (1.1%)
	America Movil SAB de CV
2,290,000	6.450%, 12/5/2022[k]	181,845
	Grupo KUO SAB de CV
350,000	6.250%, 12/4/2022[c]	374,500
	Mexican Bonos
6,878,200	7.750%, 5/29/2031[k]	622,488
11,803,700	7.750%, 11/13/2042[k]	1,073,543
	Mexichem SAB de CV
200,000	4.875%, 9/19/2022[c]	215,500
	Mexico Cetes
514,845,400	Zero Coupon, 4/4/2013[k]	3,939,077
178,659,900	Zero Coupon, 6/27/2013[k]	1,352,150
	Mexico Government International Bond
750,000	6.375%, 1/16/2013	751,661
990,000	5.875%, 1/15/2014	1,036,035
20,000	6.625%, 3/3/2015	22,300
100,000	5.625%, 1/15/2017	116,000
266,000	5.950%, 3/19/2019	327,180
370,000	3.625%, 3/15/2022	404,688
110,000	6.750%, 9/27/2034	158,400
908,000	6.050%, 1/11/2040	1,217,627
1,530,000	4.750%, 3/8/2044	1,728,900
180,000	5.750%, 10/12/2110	216,450
	Pemex Project Funding Master Trust
590,000	6.625%, 6/15/2035	749,300
	Petroleos Mexicanos
45,000	8.000%, 5/3/2019	58,838
80,000	5.500%, 1/21/2021	93,480
1,270,000	4.875%, 1/24/2022	1,433,194
90,000	5.500%, 6/27/2044[c]	99,000

	Total	16,172,156

Morocco (<0.1%)
	Morocco Government International Bond
260,000	4.250%, 12/11/2022[a,c]	261,950

	Total	261,950

Netherlands (0.1%)
	Kazakhstan Temir Zholy Finance BV
670,000	6.950%, 7/10/2042[c]	842,525
	Listrindo Capital BV
650,000	6.950%, 2/21/2019	725,030
	VimpelCom Holdings BV
580,000	7.504%, 3/1/2022[c]	664,825

	Total	2,232,380

Nigeria (0.1%)
	Nigeria Government International Bond
850,000	6.750%, 1/28/2021	1,005,125

	Total	1,005,125

Pakistan (<0.1%)
	Pakistan Government International Bond
480,000	6.875%, 6/1/2017	436,800
100,000	7.875%, 3/31/2036	75,000

	Total	511,800

Panama (0.3%)
	Panama Government International Bond
430,000	7.250%, 3/15/2015	482,245
286,000	8.875%, 9/30/2027	464,750
990,000	9.375%, 4/1/2029	1,692,900
790,000	6.700%, 1/26/2036	1,121,800

	Total	3,761,695

Paraguay (<0.1%)
	Banco Continental SAECA
170,000	8.875%, 10/15/2017[c]	181,900
	Telefonica Celular del Paraguay SA
200,000	6.750%, 12/13/2022[c]	209,500

	Total	391,400

Peru (0.2%)
	Ajecorp BV
160,000	6.500%, 5/14/2022[a,c]	172,800
	Corporacion Financiera de Desarrollo SA
200,000	4.750%, 2/8/2022	219,500
200,000	4.750%, 2/8/2022[c]	219,500
	Corporacion Lindley SA
120,000	6.750%, 11/23/2021	138,600
70,000	6.750%, 11/23/2021[c]	80,850
	Peru Government International Bond
230,000	5.625%, 11/18/2050	298,195
1,630,000	7.350%, 7/21/2025	2,361,870
354,000	8.750%, 11/21/2033	615,075
	Volcan Cia Minera SAA
10,000	5.375%, 2/2/2022	11,050
36,000	5.375%, 2/2/2022[c]	39,780

	Total	4,157,220

Philippines (0.2%)
	Energy Development Corporation
120,000	6.500%, 1/20/2021	134,629
	Philippines Government International Bond
70,000	9.500%, 10/21/2024	112,700
1,980,000	5.500%, 3/30/2026	2,504,700

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (9.2%)	Value
Philippines (0.2%) - continued
$417,000	9.500%, 2/2/2030	$723,495

	Total	3,475,524

Qatar (<0.1%)
	Ras Laffan Liquefied Natural Gas Company, Ltd. II
199,375	5.298%, 9/30/2020	223,798

	Total	223,798

Romania (0.1%)
	Romania Government International Bond
45,000	6.500%, 6/18/2018[e]	67,268
270,000	6.750%, 2/7/2022	328,050
690,000	6.750%, 2/7/2022[c]	838,350

	Total	1,233,668

Russia (0.5%)
	Gazprom Neft Capital SA
490,000	4.375%, 9/19/2022[c]	501,025
	Rosneft Oil Company via Rosneft International Finance, Ltd.
2,320,000	4.199%, 3/6/2022[c]	2,360,600
	Russia Government International Bond
1,100,000	5.000%, 4/29/2020	1,298,000
1,200,000	4.500%, 4/4/2022[c]	1,374,000
1,406,625	7.500%, 3/31/2030	1,806,669

	Total	7,340,294

Serbia (<0.1%)
	Serbia Government International Bond
330,000	5.250%, 11/21/2017[c]	342,375
144,000	6.750%, 11/1/2024	145,440

	Total	487,815

Slovenia (0.3%)
	Slovenia Government International Bond
400,000	5.500%, 10/26/2022	420,000
2,290,000	5.500%, 10/26/2022[c]	2,404,500
1,165,000	4.625%, 9/9/2024[e]	1,380,639
180,000	5.125%, 3/30/2026[e]	216,399

	Total	4,421,538

South Africa (0.1%)
	Peermont Global Proprietary, Ltd.
580,000	7.750%, 4/30/2014[e]	742,608
	Transnet SOC, Ltd.
490,000	4.000%, 7/26/2022[c]	493,063

	Total	1,235,671

South Korea (0.1%)
	South Korea Government International Bond
630,000	7.125%, 4/16/2019	817,817

	Total	817,817

Sri Lanka (<0.1%)
	Sri Lanka Government International Bond
430,000	6.250%, 7/27/2021[c]	$468,497

	Total	468,497

Supranational (0.1%)
	Corporacion Andina de Fomento
639,000	3.750%, 1/15/2016	674,340
600,000	5.750%, 1/12/2017	686,194
643,000	4.375%, 6/15/2022	696,217

	Total	2,056,751

Switzerland (<0.1%)
	Credit Suisse/Nassau
8,000,000	8.150%, 2/5/2027[h]	289,474

	Total	289,474

Turkey (0.8%)
	Anadolu Efes Biracilik Ve Malt Sanayii AS
720,000	3.375%, 11/1/2022[c]	709,200
	Export Credit Bank of Turkey
640,000	5.375%, 11/4/2016[c]	696,960
	Turkey Government International Bond
4,630,000	6.750%, 4/3/2018	5,596,512
320,000	7.000%, 3/11/2019	397,920
430,000	7.375%, 2/5/2025	582,650
620,000	6.875%, 3/17/2036	837,000
400,000	7.250%, 3/5/2038	565,800
160,000	6.750%, 5/30/2040	216,800
500,000	6.000%, 1/14/2041	623,750
	Turkiye Halk Bankasi AS
490,000	4.875%, 7/19/2017	521,850
200,000	4.875%, 7/19/2017[c]	213,000

	Total	10,961,442

Ukraine (0.3%)
	Ukraine Government International Bond
1,590,000	9.250%, 7/24/2017	1,725,150
460,000	8.375%, 11/3/2017	448,500
790,000	9.000%, 12/7/2017[c]	790,000
200,000	7.400%, 4/20/2018	188,000
1,030,000	7.800%, 11/28/2022[a,c]	1,035,150

	Total	4,186,800

United Arab Emirates (<0.1%)
	Dolphin Energy, Ltd.
574,788	5.888%, 6/15/2019	648,073
	National Bank of Abu Dhabi PJSC
200,000	3.000%, 8/13/2019	202,260

	Total	850,333

United Kingdom (0.1%)
	Ferrexpo Finance plc
200,000	7.875%, 4/7/2016	194,000
	HSBC Bank plc
144,000,000	Zero Coupon, 8/12/2013[c,h]	851,145

	Total	1,045,145

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (9.2%)	Value
United States (0.3%)
	Banco del Estado de Chile
$ 775,000	0.200%, 2/22/2013	$775,000
	Cemex Finance, LLC
230,000	9.375%, 10/12/2022[c]	258,750
	Citigroup Funding, Inc.
48,400,000	7.500%, 3/1/2019[h,l]	1,668,146
	HSBC Bank USA NA/New York
680,000	15.484%, 8/15/2040[h,m]	1,006,377
	HSBC USA, Inc.
688,000	10.000%, 1/5/2017[h,n]	353,783

	Total	4,062,056

Uruguay (0.1%)
	Uruguay Government International Bond
550,000	6.875%, 9/28/2025	767,250
468,000	7.625%, 3/21/2036	722,592

	Total	1,489,842

Venezuela (0.5%)
	Petroleos de Venezuela SA
471,600	5.250%, 4/12/2017	411,471
1,990,000	9.000%, 11/17/2021	1,898,460
180,000	5.375%, 4/12/2027	126,000
30,000	5.500%, 4/12/2037	20,550
	Venezuela Government International Bond
196,500	6.000%, 12/9/2020	164,078
535,000	8.250%, 10/13/2024	492,200
5,340,000	7.650%, 4/21/2025	4,699,200
20,000	11.750%, 10/21/2026	22,550
80,000	9.250%, 9/15/2027	80,000

	Total	7,914,509

Vietnam (<0.1%)
	Vietnam Government International Bond
130,000	6.875%, 1/15/2016	142,025
100,000	6.750%, 1/29/2020	114,000

	Total	256,025

Virgin Islands, British (0.1%)
	Central American Bottling Corporation
68,000	6.750%, 2/9/2022	73,950
40,000	6.750%, 2/9/2022[c]	43,500
	PCCW Capital No. 4, Ltd.
200,000	5.750%, 4/17/2022	220,061
	Talent Yield Investments, Ltd.
230,000	4.500%, 4/25/2022[c]	250,114
460,000	4.500%, 4/25/2022	500,230

	Total	1,087,855

Zambia (<0.1%)
400,000	Zambia Government International Bond 5.375%, 9/20/2022[c]	398,500

	Total	398,500

	Total Long-Term Fixed Income (cost $132,787,685)	139,540,388

Shares	Preferred Stock (0.2%)
Brazil (0.2%)
184,400	Vale SA	3,680,795

	Total	3,680,795

	Total Preferred Stock (cost $3,150,902)	3,680,795

Shares	Collateral Held for Securities Loaned (2.3%)
34,864,326	Thrivent Cash Management Trust	34,864,326

	Total Collateral Held for Securities Loaned (cost $34,864,326)	34,864,326

Shares or Principal Amount	Short-Term Investments (1.7%)
	Federal Home Loan Bank Discount Notes
200,000	0.119%, 6/7/2013[o,p]	199,896
25,452,748	Thrivent Cash Management Trust	25,452,748

	Total Short-Term Investments (at amortized cost)	25,652,644

	Total Investments (cost $1,474,388,750) 102.1%	$1,552,792,296

	Other Assets and Liabilities, Net (2.1%)	(32,455,768)

	Total Net Assets 100.0%	$1,520,336,528

a	All or a portion of the security is on loan.
b	Non-income producing security.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2012, the value of these investments was $32,162,136 or 2.1% of total net assets.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Principal amount is displayed in Euros.
f	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2012.
g	Defaulted security. Interest is not being accrued.
h	Security is fair valued.
i	Principal amount is displayed in Chinese Yuan.
j	Principal amount is displayed in British Pounds.
k	Principal amount is displayed in Mexican Pesos.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2012

l	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Partner Worldwide Allocation Portfolio owned as of December 31, 2012.

Security	Acquisition Date	Cost
Citigroup Funding, Inc.	11/21/2012	$1,593,448

m	Principal amount is displayed in Brazilian Real. Security is linked to Brazilian Government Bonds due August 15, 2040.
n	Principal amount is displayed in Brazilian Real.
o	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
p	At December 31, 2012, $199,896 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$163,900,956
Gross unrealized depreciation	(88,436,168)

Net unrealized appreciation (depreciation)	$75,464,788

Cost for federal income tax purposes	$1,477,327,508

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2012, in valuing Partner Worldwide Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Services	8,782,736	—	8,782,736	—
Consumer Discretionary	198,529,089	—	198,529,089	—
Consumer Staples	129,795,946	6,745,134	123,050,812	—
Energy	132,429,238	26,283,278	106,145,960	—
Financials	266,089,017	23,857,918	242,231,099	—
Health Care	102,709,050	5,994,937	96,714,113	—
Industrials	228,542,091	6,993,728	221,548,363	—
Information Technology	85,338,130	6,072,896	79,265,234	—
Materials	144,785,311	6,876,636	137,908,675	—
Telecommunications Services	41,046,333	9,185,456	31,860,877	—
Utilities	11,007,202	—	11,007,202	—
Long-Term Fixed Income
Basic Materials	2,258,414	—	2,258,414	—
Capital Goods	633,250	—	633,250	—
Communications Services	3,564,299	—	3,564,299	—
Consumer Cyclical	937,242	—	937,242	—
Consumer Non-Cyclical^	1,796,100	—	1,796,100	0
Energy	17,059,051	—	17,059,051	—
Financials	12,517,326	—	8,348,401	4,168,925
Foreign Government	94,351,254	—	92,999,104	1,352,150
Transportation	2,074,088	—	2,074,088	—
U.S. Government and Agencies	99,000	—	99,000	—
Utilities	4,250,364	—	4,250,364	—
Preferred Stock
Materials	3,680,795	—	3,680,795	—
Collateral Held for Securities Loaned	34,864,326	34,864,326	—	—
Short-Term Investments	25,652,644	25,452,748	199,896	—

Total	$1,552,792,296	$152,327,057	$1,394,944,164	$5,521,075

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	25,761	25,761	—	—
Foreign Currency Forward Contracts	355,219	—	355,219	—

Total Asset Derivatives	$380,980	$25,761	$355,219	$—

Liability Derivatives
Futures Contracts	27,371	27,371	—	—
Foreign Currency Forward Contracts	268,851	—	268,851	—

Total Liability Derivatives	$296,222	$27,371	$268,851	$—

There were no significant transfers between Levels during the period ended December 31, 2012. Transfers between Levels are identified as of the end of the period.

^ Level 3 security in this section is fair valued at <$1.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	15	March 2013	$3,305,806	$3,307,031	$1,225
5-Yr. U.S. Treasury Bond Futures	116	March 2013	14,414,918	14,432,031	17,113
10-Yr. U.S. Treasury Bond Futures	(17)	March 2013	(2,260,447)	(2,257,282)	3,165
30-Yr. U.S. Treasury Bond Futures	(15)	March 2013	(2,216,758)	(2,212,500)	4,258
Mini MSCI EAFE Index Futures	26	March 2013	2,109,756	2,106,390	(3,366)
Ultra Long Term U.S. Treasury Bond Futures	17	March 2013	2,788,099	2,764,094	(24,005)
Total Futures Contracts					($1,610)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2012

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Purchases
Brazilian Real	JPM	695,839	1/7/2013	$333,960	$339,547	$5,587
Brazilian Real	HSBC	1,466,150	1/3/2013 - 1/17/2013	711,242	715,162	3,920
Brazilian Real	CSFB	803,741	1/7/2013	392,586	392,200	(386)
Brazilian Real	UBS	1,470,700	1/3/2013 - 1/31/2013	699,000	716,754	17,754
Chilean Peso	CSFB	342,694,890	1/7/2013	711,000	715,255	4,255
Chilean Peso	CITI	331,357,230	1/17/2013	687,534	690,823	3,289
Chinese Yuan	BB	25,859,988	2/5/2013 - 3/29/2013	3,080,819	3,115,037	34,218
Chinese Yuan	DB	2,914,342	2/4/2013	462,667	466,549	3,882
Chinese Yuan	BOA	7,074,545	2/4/2013 - 2/5/2013	1,123,200	1,132,488	9,288
Chinese Yuan	HSBC	3,276,780	2/4/2013	520,000	524,571	4,571
Colombian Peso	CSFB	475,277,262	1/17/2013	260,812	268,759	7,947
Euro	BB	135,000	3/20/2013	177,975	178,295	320
Euro	MSC	271,000	3/20/2013	357,007	357,911	904
Euro	CITI	274,000	3/20/2013	355,357	361,874	6,517
Euro	DB	135,000	3/20/2013	178,551	178,295	(256)
Euro	JPM	598,375	2/8/2013	790,866	790,001	(865)
Indian Rupee	RBS	9,866,500	1/29/2013	175,000	178,997	3,997
Indian Rupee	UBS	120,669,421	1/22/2013 - 1/29/2013	2,173,441	2,191,846	18,405
Indonesian Rupiah	SSB	701,401,165	1/2/2013 - 1/3/2013	71,573	72,778	1,205
Indonesian Rupiah	BB	6,781,632,001	2/20/2013	699,787	700,149	362
Indonesian Rupiah	CITI	3,470,174,080	1/14/2013	356,000	359,590	3,590
Israeli Shekel	DB	669,460	3/20/2013	179,000	178,881	(119)
Japanese Yen	BOA	2,283,095	1/8/2013	26,530	26,353	(177)
Japanese Yen	CITI	44,978,466	3/21/2013	535,000	519,623	(15,377)
Japanese Yen	DB	30,400,851	3/21/2013	357,000	351,212	(5,788)
Japanese Yen	BB	15,409,483	3/21/2013	179,000	178,021	(979)
Japanese Yen	BIO	66,000,397	1/7/2013 - 1/8/2013	767,189	761,821	(5,368)
Malaysian Ringgit	JPM	1,598,201	1/31/2013	520,604	521,640	1,036
Malaysian Ringgit	CITI	2,138,515	1/29/2013	700,000	698,082	(1,918)
Malaysian Ringgit	MSC	1,604,778	1/17/2013	523,411	524,237	826
Malaysian Ringgit	DB	4,715,471	1/29/2013 - 2/4/2013	1,538,037	1,539,046	1,009
Malaysian Ringgit	SSB	1,075,944	2/4/2013	353,000	351,088	(1,912)
Malaysian Ringgit	HSBC	2,712,125	1/17/2013	884,812	885,976	1,164
Mexican Peso	BB	8,448,471	1/2/2013	650,458	653,588	3,130
Mexican Peso	HSBC	27,127,539	3/20/2013	2,107,697	2,083,637	(24,060)
Mexican Peso	CITI	2,300,767	3/20/2013	178,000	176,719	(1,281)
Mexican Peso	CSFB	11,472,564	3/20/2013	890,000	881,195	(8,805)
Mexican Peso	SSB	14,125,544	1/25/2013	1,100,120	1,092,776	(7,344)
Mexican Peso	BB	6,707,339	1/25/2013	517,442	517,697	255
Mexican Peso	SSB	4,622,521	3/20/2013	357,000	355,051	(1,949)
New Taiwan Dollar	BB	10,212,643	2/4/2013	353,000	351,744	(1,256)
New Taiwan Dollar	UBS	51,278,186	1/14/2013 - 2/4/2013	1,767,999	1,766,020	(1,979)
Philippines Peso	DB	29,438,273	2/4/2013	721,588	718,299	(3,289)
Philippines Peso	CITI	50,474,536	2/19/2013	1,230,636	1,231,287	651
Philippines Peso	SB	28,853,440	1/18/2013	705,239	703,520	(1,719)
Russian Ruble	UBS	38,597,963	1/10/2013 - 1/31/2013	1,249,000	1,258,898	9,898
Russian Ruble	CITI	73,039,512	1/14/2013 - 1/17/2013	2,340,078	2,384,358	44,280
Singapore Dollar	BOA	1,557,987	1/2/2013 - 1/3/2013	1,273,937	1,275,419	1,482
South Korean Won	DB	1,164,697,483	2/4/2013	1,078,620	1,086,869	8,249
South Korean Won	CITI	383,286,694	2/4/2013	353,000	357,674	4,674
Turkish Lira	JPM	1,607,228	3/20/2013	890,000	892,432	2,432
Turkish Lira	MSC	643,673	3/20/2013	356,000	357,407	1,407
Turkish Lira	RBS	2,526,714	9/27/2013	1,352,812	1,385,337	32,525
Total Purchases				$40,354,586	$40,512,788	$158,202
Sales
Brazilian Real	HSBC	733,075	1/3/2013	$353,187	$357,898	($4,711)
Brazilian Real	UBS	5,710,830	1/3/2013 - 1/31/2013	2,756,298	2,784,003	(27,705)
Brazilian Real	CSFB	803,741	1/31/2013	391,305	391,021	284
Chinese Yuan	JPM	2,030,567	2/4/2013	317,797	325,068	(7,271)
Colombian Peso	CSFB	475,277,262	1/17/2013	259,289	268,757	(9,468)
Euro	DB	884,417	3/20/2013	1,160,342	1,168,055	(7,713)
Euro	CITI	4,561,365	2/8/2013	6,015,155	6,022,112	(6,957)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2012

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Sales- continued
Hong Kong Dollar	BB	975,833	1/2/2013	$125,886	$125,900	($14)
Hungarian Forint	BB	13,327,179	1/2/2013	60,482	60,376	106
Indian Rupee	SB	19,404,410	1/22/2013	353,000	352,546	454
Indian Rupee	RBS	19,362,907	1/22/2013	355,000	351,792	3,208
Indian Rupee	DB	23,212,752	1/22/2013	422,614	421,738	876
Indian Rupee	BB	19,848,400	1/29/2013	357,500	360,088	(2,588)
Japanese Yen	HSBC	29,893,805	3/21/2013	357,000	345,355	11,645
Japanese Yen	SSB	44,766,125	3/21/2013	535,000	517,172	17,828
Japanese Yen	CITI	42,328,087	3/21/2013	507,092	489,004	18,088
Malaysian Ringgit	CITI	1,092,777	1/29/2013	357,000	356,719	281
Malaysian Ringgit	HSBC	1,889,172	1/29/2013	615,000	616,689	(1,689)
Mexican Peso	JPM	34,562,200	1/25/2013 - 6/27/2013	2,640,219	2,648,147	(7,928)
Mexican Peso	MSC	13,898,480	3/20/2013	1,072,000	1,067,527	4,473
Mexican Peso	DB	4,736,027	3/20/2013	361,511	363,769	(2,258)
Mexican Peso	SSB	23,748,254	1/25/2013 - 3/20/2013	1,826,688	1,832,095	(5,407)
Mexican Peso	WBC	2,275,997	3/20/2013	178,000	174,817	3,183
Mexican Peso	CSFB	2,287,727	3/20/2013	178,000	175,718	2,282
Mexican Peso	HSBC	40,333,288	4/4/2013	3,137,068	3,093,472	43,596
Philippines Peso	SSB	1,348,905	1/2/2013 - 1/3/2013	32,782	32,850	(68)
Philippines Peso	CITI	29,281,505	2/4/2013	713,000	714,474	(1,474)
Philippines Peso	BB	14,642,355	1/18/2013	357,000	357,018	(18)
Polish Zloty	BB	10,497	1/2/2013	3,400	3,391	9
Russian Ruble	CITI	30,764,554	1/10/2013 - 1/17/2013	993,092	1,004,632	(11,540)
Russian Ruble	CSFB	56,027,281	1/17/2013 - 1/18/2013	1,800,982	1,828,439	(27,457)
Russian Ruble	UBS	11,017,020	1/14/2013	357,000	359,730	(2,730)
South Korean Won	DB	385,131,600	2/4/2013	357,000	359,396	(2,396)
Swedish Krona	BOA	809,757	1/2/2013	123,542	124,518	(976)
Thai Baht	SSB	4,763,811	1/2/2013 - 1/3/2013	155,392	155,731	(339)
Turkish Lira	DB	2,526,714	9/27/2013	1,342,283	1,385,336	(43,053)
Turkish Lira	RBS	1,608,604	3/20/2013	888,453	893,197	(4,744)
Turkish Lira	JPM	642,297	3/20/2013	357,000	356,643	357
Total Sales				$ 32,173,359	$ 32,245,193	($71,834)
Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						$86,368

Counterparty
BOA	-	Bank of America
BB	-	Barclays Bank
BIO	-	Brown Brothers Harriman
CITI	-	Citibank
CSFB	-	CS First Boston Corporation
DB	-	Deutsche Bank
HSBC	-	HSBC Securities, Inc.
JPM	-	J.P. Morgan
MSC	-	Morgan Stanley & Company
RBS	-	The Royal Bank of Scotland
SB	-	Standard Bank plc
SSB	-	State Street Bank
UBS	-	UBS Securities, Ltd.
WBC	-	Westpac Banking Corporation

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2012

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2012, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$4,258
Total Equity Contracts		4,258
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	21,503
Total Interest Rate Contracts		21,503
Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	355,219
Total Foreign Exchange Contracts		355,219

Total Asset Derivatives		$380,980

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	3,366
Total Equity Contracts		3,366
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	24,005
Total Interest Rate Contracts		24,005
Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	268,851
Total Foreign Exchange Contracts		268,851

Total Liability Derivatives		$296,222

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2012, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	120,167
Total Equity Contracts		120,167
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(150,955)
Total Foreign Exchange Contracts		(150,955)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	23,469
Total Interest Rate Contracts		23,469

Total		($7,319)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2012

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2012, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(12,985)
Total Equity Contracts		(12,985)
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(10,725)
Total Interest Rate Contracts		(10,725)
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	94,840
Total Foreign Exchange Contracts		94,840

Total		$71,130

The following table presents Partner Worldwide Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Equity Contracts	$1,573,492	0.2%	N/A	N/A
Interest Rate Contracts	21,982,251	2.3	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$56,643,409	5.9%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Worldwide Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at December 31, 2012	Value December 31, 2012	Income Earned January 1, 2012 - December 31, 2012
Cash Management Trust- Collateral Investment	$—	$391,856,490	$356,992,164	34,864,326	$34,864,326	$665,487
Cash Management Trust- Short Term Investment	—	104,666,198	79,213,450	25,452,748	25,452,748	6,747
Total Value and Income Earned	—				60,317,074	672,234

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Stock Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (96.7%)	Value
Consumer Discretionary (12.2%)
770	Amazon.com, Inc.[a]	$193,378
1,732	Bed Bath & Beyond, Inc.[a]	96,836
3,626	Kohl’s Corporation	155,845
5,125	Lowe’s Companies, Inc.	182,040
2,650	NIKE, Inc.	136,740
206	Priceline.com, Inc.[a]	127,967
4,235	Starbucks Corporation	227,081

	Total	1,119,887

Consumer Staples (10.9%)
5,847	Coca-Cola Company	211,954
2,541	Costco Wholesale Corporation	250,974
7,839	CVS Caremark Corporation	379,016
2,302	PepsiCo, Inc.	157,526

	Total	999,470

Energy (9.5%)
5,060	Cameron International Corporation[a]	285,688
4,125	Noble Corporation	143,633
5,830	QEP Resources, Inc.	176,474
8,132	Suncor Energy, Inc. ADR	268,193

	Total	873,988

Financials (11.7%)
2,259	Aflac, Inc.	119,998
5,118	American Express Company	294,183
1,491	IntercontinentalExchange, Inc.[a]	184,601
4,441	SunTrust Banks, Inc.	125,902
2,335	T. Rowe Price Group, Inc.	152,078
5,744	Wells Fargo & Company	196,330

	Total	1,073,092

Health Care (12.6%)
4,603	Allergan, Inc.	422,232
890	Cerner Corporation[a]	69,100
1,075	Edwards Lifesciences Corporation[a]	96,933
3,362	Gilead Sciences, Inc.[a]	246,939
1,466	Novartis AG ADR	92,798
1,172	Perrigo Company	121,923
1,443	Varian Medical Systems, Inc.[a]	101,356

	Total	1,151,281

Industrials (9.4%)
1,313	3M Company	121,912
2,497	BE Aerospace, Inc.[a]	123,352
2,422	C.H. Robinson Worldwide, Inc.	153,119
4,517	Danaher Corporation	252,501
1,580	Eaton Corporation plc	85,655
3,235	Expeditors International of Washington, Inc.	127,944

	Total	864,483

Information Technology (26.9%)
802	Apple, Inc.	427,490
3,418	Cognizant Technology Solutions Corporation[a]	253,103
469	Google, Inc.[a]	332,694
760	Informatica Corporation[a]	23,043
1,336	International Business Machines Corporation	255,911
3,421	Intuit, Inc.	203,549
5,098	Juniper Networks, Inc.[a]	100,278
12,583	Microsoft Corporation	336,344
6,504	QUALCOMM, Inc.	403,378
4,235	Texas Instruments, Inc.	131,031

	Total	2,466,821

Materials (3.5%)
4,517	Ecolab, Inc.	324,772

	Total	324,772

	Total Common Stock (cost $7,996,077)	8,873,794

Shares or Principal Amount	Short-Term Investments (2.3%)
208,392	Thrivent Cash Management Trust	208,392

	Total Short-Term Investments (at amortized cost)	208,392

	Total Investments (cost $8,204,469) 99.0%	$9,082,186

	Other Assets and Liabilities, Net 1.0%	95,844

	Total Net Assets 100.0%	$9,178,030

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,013,354
Gross unrealized depreciation	(137,204)

Net unrealized appreciation (depreciation)	$876,150

Cost for federal income tax purposes	$8,206,036

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Stock Portfolio

Schedule of Investments as of December 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2012, in valuing Partner Socially Responsible Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	1,119,887	1,119,887	—	—
Consumer Staples	999,470	999,470	—	—
Energy	873,988	873,988	—	—
Financials	1,073,092	1,073,092	—	—
Health Care	1,151,281	1,151,281	—	—
Industrials	864,483	864,483	—	—
Information Technology	2,466,821	2,466,821	—	—
Materials	324,772	324,772	—	—
Short-Term Investments	208,392	208,392	—	—

Total	$9,082,186	$9,082,186	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2012. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Socially Responsible Stock Portfolio, is as follows:

Portfolio	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at December 31, 2012	Value December 31, 2012	Income Earned January 1, 2012 - December 31, 2012
Cash Management Trust- Short Term Investment	$—	$1,016,894	$808,502	208,392	$208,392	$80
Total Value and Income Earned	—				208,392	80

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (98.9%)	Value
Consumer Discretionary (19.0%)
1,505	Amazon.com, Inc.[a]	$377,966
4,975	Chico’s FAS, Inc.	91,838
1,200	Dick’s Sporting Goods, Inc.	54,588
2,250	DIRECTV[a]	112,860
2,150	Expedia, Inc.	132,118
3,025	Gap, Inc.	93,896
900	Lululemon Athletica, Inc.[a]	68,607
3,475	Michael Kors Holdings, Ltd.[a]	177,329
1,200	NIKE, Inc.	61,920
75	NVR, Inc.[a]	69,000
700	Panera Bread Company[a]	111,181
950	PetSmart, Inc.	64,923
800	Polaris Industries, Inc.	67,320
300	Priceline.com, Inc.[a]	186,360
2,600	Scripps Networks Interactive	150,592
4,855	Starbucks Corporation	260,325
1,600	Thor Industries, Inc.	59,888
2,950	TJX Companies, Inc.	125,227
2,500	TripAdvisor, Inc.[a]	104,900
1,575	Williams-Sonoma, Inc.	68,938

	Total	2,439,776

Consumer Staples (3.5%)
1,250	Anheuser-Busch InBev NV ADR	109,263
2,050	Coca-Cola Company	74,312
4,050	Companhia de Bebidas das Americas ADR	170,060
925	Costco Wholesale Corporation	91,362

	Total	444,997

Energy (6.7%)
1,225	Continental Resources, Inc.[a]	90,025
1,675	EOG Resources, Inc.	202,323
4,075	National Oilwell Varco, Inc.	278,527
2,975	Rowan Companies plc[a]	93,028
2,875	Schlumberger, Ltd.	199,209

	Total	863,112

Financials (3.7%)
2,100	American Express Company	120,708
750	Franklin Resources, Inc.	94,275
870	IntercontinentalExchange, Inc.[a]	107,715
2,400	T. Rowe Price Group, Inc.	156,312

	Total	479,010

Health Care (13.7%)
1,300	Alexion Pharmaceuticals, Inc.[a]	121,953
1,650	Amgen, Inc.	142,428
2,075	Cerner Corporation[a]	161,103
775	Edwards Lifesciences Corporation[a]	69,882
3,475	Gilead Sciences, Inc.[a]	255,239
250	Intuitive Surgical, Inc.[a]	122,592
1,275	Jazz Pharmaceuticals, Inc.[a]	67,830
1,100	Johnson & Johnson	77,110
2,450	Mylan, Inc.[a]	67,326
2,225	Myriad Genetics, Inc.[a]	60,631
1,950	Novo Nordisk A/S ADR	318,259
500	Regeneron Pharmaceuticals, Inc.[a]	85,535
1,875	ResMed, Inc.	77,944
1,825	Varian Medical Systems, Inc.[a]	128,188

	Total	1,756,020

Industrials (9.4%)
7,075	ABB, Ltd. ADR[a]	147,089
1,775	AGCO Corporation[a]	87,188
1,200	Caterpillar, Inc.	107,496
2,850	Dover Corporation	187,274
4,775	Eaton Corporation plc	258,805
425	Flowserve Corporation	62,390
1,275	Fluor Corporation	74,894
1,775	MSC Industrial Direct Company, Inc.	133,800
1,050	Rockwell Automation, Inc.	88,189
725	United Technologies Corporation	59,457

	Total	1,206,582

Information Technology (41.3%)
3,950	Accenture plc	262,675
1,170	Apple, Inc.	623,645
3,150	Aruba Networks, Inc.[a]	65,362
1,475	Citrix Systems, Inc.[a]	96,981
3,925	Cognizant Technology Solutions Corporation[a]	290,646
2,650	CommVault Systems, Inc.[a]	184,731
5,225	eBay, Inc.[a]	266,579
5,225	Facebook, Inc.[a]	139,142
1,325	FleetCor Technologies, Inc.[a]	71,086
2,625	Fusion-io, Inc.[a]	60,191
822	Google, Inc.[a]	583,102
1,525	Intuit, Inc.	90,737
1,850	IPG Photonics Corporation	123,303
650	LinkedIn Corporation[a]	74,633
575	MasterCard, Inc.	282,486
925	Mellanox Technologies, Ltd.[a]	54,927
12,225	Oracle Corporation	407,337
6,750	QUALCOMM, Inc.	418,635
1,550	Salesforce.com, Inc.[a]	260,555
3,625	SAP AG ADR	291,378
4,550	Solarwinds, Inc.[a]	238,648
1,850	Teradata Corporation[a]	114,497
3,150	VMware, Inc.[a]	296,541

	Total	5,297,817

Materials (1.6%)
750	Agrium, Inc.	74,933
1,025	Eastman Chemical Company	69,751
3,625	Yamana Gold, Inc.	62,386

	Total	207,070

	Total Common Stock (cost $10,658,370)	12,694,384

Shares or Principal Amount	Short-Term Investments (0.2%)
29,412	Thrivent Cash Management Trust	29,412

	Total Short-Term Investments (at amortized cost)	29,412

	Total Investments (cost $10,687,782) 99.1%	$12,723,796

	Other Assets and Liabilities, Net 0.9%	118,589

	Total Net Assets 100.0%	$12,842,385

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$2,213,154
Gross unrealized depreciation	(177,392)

Net unrealized appreciation (depreciation)	$2,035,762

Cost for federal income tax purposes	$10,688,034

Fair valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2012, in valuing Partner All Cap Growth Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	2,439,776	2,439,776	—	—
Consumer Staples	444,997	444,997	—	—
Energy	863,112	863,112	—	—
Financials	479,010	479,010	—	—
Health Care	1,756,020	1,756,020	—	—
Industrials	1,206,582	1,206,582	—	—
Information Technology	5,297,817	5,297,817	—	—
Materials	207,070	207,070	—	—
Short-Term Investments	29,412	29,412	—	—

Total	$12,723,796	$12,723,796	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2012. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2012, for Partner All Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Purchased	Net realized gains/(losses) on Investments	(19,221)
Total Equity Contracts		(19,221)

Total		($19,221)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2012, for Partner All Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	(1,714)
Total Equity Contracts		(1,714)

Total		($1,714)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

The following table presents Partner All Cap Growth Portfolio’s average volume of derivative activity during the period ended December 31, 2012.

Derivative Risk Category	Options (Contracts)
Equity Contracts	2

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner All Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at December 31, 2012	Value December 31, 2012	Income Earned January 1, 2012 - December 31, 2012
Cash Management Trust- Short Term Investment	$—	$919,436	$890,024	29,412	$29,412	$35
Total Value and Income Earned	—				29,412	35

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Value Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (97.9%)	Value
Consumer Discretionary (9.0%)
9,220	Express, Inc.[a]	$139,130
5,240	Fifth & Pacific Companies, Inc.[a]	65,238
4,180	Lowe’s Companies, Inc.	148,474
3,370	Newell Rubbermaid, Inc.	75,050
1,890	Target Corporation	111,831

	Total	539,723

Consumer Staples (8.5%)
4,170	Coca-Cola Company	151,162
1,590	Kellogg Company	88,802
2,750	Molson Coors Brewing Company	117,672
4,100	Walgreen Company	151,741

	Total	509,377

Energy (11.1%)
910	Apache Corporation	71,435
2,310	Baker Hughes, Inc.	94,341
2,530	Chevron Corporation	273,594
800	Exxon Mobil Corporation	69,240
12,360	Kosmos Energy, Ltd.[a]	152,646

	Total	661,256

Financials (23.3%)
2,060	ACE, Ltd.	164,388
7,660	Bank of America Corporation	88,856
3,340	Brown & Brown, Inc.	85,036
1,080	Goldman Sachs Group, Inc.	137,765
2,210	J.P. Morgan Chase & Company	97,174
2,130	M&T Bank Corporation	209,741
6,000	Marsh & McLennan Companies, Inc.	206,820
1,080	PNC Financial Services Group, Inc.	62,975
5,150	SunTrust Banks, Inc.	146,003
5,680	Wells Fargo & Company	194,142

	Total	1,392,900

Health Care (14.3%)
1,610	Baxter International, Inc.	107,323
4,450	Humana, Inc.	305,403
4,000	Merck & Company, Inc.	163,760
3,750	Teva Pharmaceutical Industries, Ltd. ADR	140,025
2,480	UnitedHealth Group, Inc.	134,515

	Total	851,026

Industrials (11.8%)
3,263	AerCap Holdings NVa	44,768
2,240	AGCO Corporation[a]	110,029
1,950	Honeywell International, Inc.	123,766
1,440	Huntington Ingalls Industries, Inc.	62,410
2,460	Navistar International Corporation[a]	53,554
9,090	Quanta Services, Inc.[a]	248,066
960	WESCO International, Inc.[a]	64,733

	Total	707,326

Information Technology (7.2%)
180	Apple, Inc.	95,945
11,770	Juniper Networks, Inc.[a]	231,516
2,810	Xilinx, Inc.	100,879

	Total	428,340

Materials (6.9%)
1,811	LyondellBasell Industries NV	103,390
3,860	Mosaic Company	218,592
1,260	Rock-Tenn Company	88,086

	Total	410,068

Telecommunications Services (2.4%)
3,360	Verizon Communications, Inc.	145,387

	Total	145,387

Utilities (3.4%)
2,000	Public Service Enterprise Group, Inc.	61,200
3,150	SCANA Corporation	143,766

	Total	204,966

	Total Common Stock (cost $5,714,445)	5,850,369

Shares or Principal Amount	Short-Term Investments (1.4%)
84,784	Thrivent Cash Management Trust	84,784

	Total Short-Term Investments (at amortized cost)	84,784

	Total Investments (cost $5,799,229) 99.3%	$5,935,153

	Other Assets and Liabilities, Net 0.7%	44,247

	Total Net Assets 100.0%	$5,979,400

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$409,843
Gross unrealized depreciation	(276,976)

Net unrealized appreciation (depreciation)	$132,867

Cost for federal income tax purposes	$5,802,286

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Value Portfolio

Schedule of Investments as of December 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2012, in valuing Partner All Cap Value Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	539,723	539,723	—	—
Consumer Staples	509,377	509,377	—	—
Energy	661,256	661,256	—	—
Financials	1,392,900	1,392,900	—	—
Health Care	851,026	851,026	—	—
Industrials	707,326	707,326	—	—
Information Technology	428,340	428,340	—	—
Materials	410,068	410,068	—	—
Telecommunications Services	145,387	145,387	—	—
Utilities	204,966	204,966	—	—
Short-Term Investments	84,784	84,784	—	—

Total	$5,935,153	$5,935,153	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2012. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2012, for Partner All Cap Value Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Purchased	Net realized gains/(losses) on Investments	166
Total Equity Contracts		166
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(4)
Total Foreign Exchange Contracts		(4)

Total		$162

Partner All Cap Value Portfolio’s average volume of derivative activity for foreign exchange contracts during the period was <0.1% of average net assets.

The following table presents Partner All Cap Value Portfolio’s average volume of derivative activity during the period ended December 31, 2012.

Derivative Risk Category	Options (Contracts)
Equity Contracts	1

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner All Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at December 31, 2012	Value December 31, 2012	Income Earned January 1, 2012 - December 31, 2012
Cash Management Trust- Short Term Investment	$—	$387,414	$302,630	84,784	$84,784	$9
Total Value and Income Earned	—				84,784	9

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (99.1%)	Value
Consumer Discretionary (11.2%)
2,430	Amazon.com, Inc.[a]	$610,270
5,520	Coach, Inc.	306,415
19,300	Comcast Corporation	721,434
11,400	Home Depot, Inc.	705,090
8,400	McDonald’s Corporation	740,964
9,120	NIKE, Inc.	470,592
1,760	Ralph Lauren Corporation	263,859
20,880	Staples, Inc.[b]	238,032
8,280	Starbucks Corporation	443,974
13,340	Time Warner, Inc.	638,052
11,940	Viacom, Inc.	629,716

	Total	5,768,398

Consumer Staples (10.6%)
29,990	CVS Caremark Corporation	1,450,016
8,840	Estee Lauder Companies, Inc.	529,162
5,370	Kraft Foods Group, Inc.	244,174
1,780	Lorillard, Inc.	207,673
15,170	PepsiCo, Inc.	1,038,083
9,190	Philip Morris International, Inc.	768,652
6,520	Procter & Gamble Company	442,643
11,690	Wal-Mart Stores, Inc.	797,609

	Total	5,478,012

Energy (11.0%)
5,610	Apache Corporation	440,385
3,210	Concho Resources, Inc.[a]	258,598
5,954	Ensco plc	352,953
6,090	EQT Corporation	359,188
22,870	Exxon Mobil Corporation	1,979,399
9,130	Halliburton Company	316,720
8,580	Marathon Petroleum Corporation	540,540
4,280	National Oilwell Varco, Inc.	292,538
9,950	Occidental Petroleum Corporation	762,269
6,630	Phillips 66	352,053

	Total	5,654,643

Financials (15.4%)
3,720	American Tower Corporation	287,444
5,410	Ameriprise Financial, Inc.	338,828
10,980	Berkshire Hathaway, Inc.[a]	984,906
4,310	Boston Properties, Inc.	456,041
12,740	Capital One Financial Corporation	738,028
12,210	Citigroup, Inc.	483,028
2,290	IntercontinentalExchange, Inc.[a]	283,525
27,800	Invesco, Ltd.	725,302
28,320	J.P. Morgan Chase & Company	1,245,230
2,610	M&T Bank Corporation	257,007
9,660	MetLife, Inc.	318,200
11,250	PNC Financial Services Group, Inc.	655,988
38,960	Regions Financial Corporation	277,395
26,060	Wells Fargo & Company	890,731

	Total	7,941,653

Health Care (11.9%)
10,320	Abbott Laboratories	675,960
3,180	Allergan, Inc.	291,701
3,380	Baxter International, Inc.	225,311
4,270	BioMarin Pharmaceutical, Inc.[a]	210,298
5,640	Express Scripts Holding Company[a]	304,560
8,880	Gilead Sciences, Inc.[a]	652,236
3,320	HCA Holdings, Inc.	100,164
9,030	Hospira, Inc.[a]	282,097
3,370	Illumina, Inc.[a,b]	187,338
3,450	Medivation, Inc.[a]	176,502
6,660	Onyx Pharmaceuticals, Inc.[a]	503,030
40,135	Pfizer, Inc.	1,006,586
1,150	Regeneron Pharmaceuticals, Inc.[a]	196,730
6,800	Thoratec Corporation[a]	255,136
8,063	Valeant Pharmaceuticals International, Inc.[a]	481,926
2,980	Varian Medical Systems, Inc.[a]	209,315
5,780	WellPoint, Inc.	352,118

	Total	6,111,008

Industrials (10.1%)
7,460	Boeing Company	562,186
1,230	Caterpillar, Inc.	110,183
1,690	Colfax Corporation[a]	68,191
5,110	Cummins, Inc.	553,668
10,580	Danaher Corporation	591,422
4,530	FedEx Corporation	415,492
980	Flowserve Corporation	143,864
38,910	General Electric Company	816,721
8,500	Ingersoll-Rand plc	407,660
2,390	Precision Castparts Corporation	452,714
3,940	Union Pacific Corporation	495,337
7,290	United Technologies Corporation	597,853

	Total	5,215,291

Information Technology (18.9%)
6,100	Accenture plc	405,650
8,660	Adobe Systems, Inc.[a]	326,309
8,450	ADTRAN, Inc.[b]	165,113
10,610	Altera Corporation	365,408
4,580	Apple, Inc.	2,441,277
4,940	Atmel Corporation[a]	32,357
2,340	BMC Software, Inc.[a]	92,804
13,820	Broadcom Corporation[a]	458,962
5,500	Check Point Software Technologies, Ltd.[a,b]	262,020
5,580	Cognizant Technology Solutions Corporation[a]	413,199
6,480	EMC Corporation[a]	163,944
1,700	Google, Inc.[a]	1,205,929
24,180	Juniper Networks, Inc.[a]	475,621
5,630	Maxim Integrated Products, Inc.	165,522
9,400	NXP Semiconductors NVa	247,878
16,080	Oracle Corporation	535,786
12,210	QUALCOMM, Inc.	757,264
6,040	Sourcefire, Inc.[a]	285,209
3,820	Visa, Inc.	579,036
3,470	VMware, Inc.[a]	326,666

	Total	9,705,954

Materials (3.6%)
6,870	Albemarle Corporation	426,764
980	CF Industries Holdings, Inc.	199,097
4,230	Ecolab, Inc.	304,137
10,400	LyondellBasell Industries NV	593,736

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (99.1%)	Value
Materials (3.6%) - continued
2,380	PPG Industries, Inc.	$322,133

	Total	1,845,867

Telecommunications Services (3.1%)
5,162	AT&T, Inc.	174,011
7,239	CenturyLink, Inc.	283,190
6,560	SBA Communications Corporation[a]	465,891
15,740	Verizon Communications, Inc.	681,070

	Total	1,604,162

Utilities (3.3%)
9,000	Dominion Resources, Inc.	466,200
16,120	Edison International, Inc.	728,463
1,640	ITC Holdings Corporation	126,132
12,810	PPL Corporation	366,750

	Total	1,687,545

	Total Common Stock (cost $47,474,703)	51,012,533

	Collateral Held for Securities Loaned (1.6%)
831,150	Thrivent Cash Management Trust	831,150

	Total Collateral Held for Securities Loaned (cost $831,150)	831,150

Shares or Principal Amount	Short-Term Investments (0.4%)
217,180	Thrivent Cash Management Trust	217,180

	Total Short-Term Investments (at amortized cost)	217,180

	Total Investments (cost $48,523,033) 101.1%	$52,060,863

	Other Assets and Liabilities, Net (1.1%)	(591,528)

	Total Net Assets 100.0%	$51,469,335

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$4,666,860
Gross unrealized depreciation	(1,232,497)

Net unrealized appreciation (depreciation)	$3,434,363

Cost for federal income tax purposes	$48,626,500

a	Non-income producing security.
b	All or a portion of the security is on loan.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Portfolio

Schedule of Investments as of December 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2012, in valuing Partner All Cap Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	5,768,398	5,768,398	—	—
Consumer Staples	5,478,012	5,478,012	—	—
Energy	5,654,643	5,654,643	—	—
Financials	7,941,653	7,941,653	—	—
Health Care	6,111,008	6,111,008	—	—
Industrials	5,215,291	5,215,291	—	—
Information Technology	9,705,954	9,705,954	—	—
Materials	1,845,867	1,845,867	—	—
Telecommunications Services	1,604,162	1,604,162	—	—
Utilities	1,687,545	1,687,545	—	—
Collateral Held for Securities Loaned	831,150	831,150	—	—
Short-Term Investments	217,180	217,180	—	—

Total	$52,060,863	$52,060,863	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2012. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner All Cap Portfolio, is as follows:

Portfolio	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at December 31, 2012	Value December 31, 2012	Income Earned January 1, 2012 - December 31, 2012
Cash Management Trust- Collateral Investment	$—	$6,269,602	$5,438,452	831,150	$831,150	$5,383
Cash Management Trust- Short Term Investment	—	2,722,803	2,505,623	217,180	217,180	73
Total Value and Income Earned	—				1,048,330	5,456

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (96.5%)	Value
Consumer Discretionary (18.1%)
104,654	Amazon.com, Inc.[a]	$26,282,806
53,100	AutoZone, Inc.[a]	18,820,233
746,759	Comcast Corporation	27,913,851
389,200	Home Depot, Inc.	24,072,020
325,450	Las Vegas Sands Corporation	15,022,772
386,200	NIKE, Inc.	19,927,920
20,000	Priceline.com, Inc.[a]	12,424,000
454,900	Sally Beauty Holdings, Inc.[a]	10,721,993

	Total	155,185,595

Consumer Staples (5.7%)
106,288	Anheuser-Busch InBev NV ADR	9,290,634
169,675	British American Tobacco plc ADR	17,179,594
90,100	Costco Wholesale Corporation	8,899,177
212,200	Nestle SA	13,844,664

	Total	49,214,069

Energy (8.7%)
148,800	Consol Energy, Inc.	4,776,480
130,600	EOG Resources, Inc.	15,775,174
331,800	Marathon Oil Corporation	10,172,988
289,619	Schlumberger, Ltd.	20,067,701
2,128,001	Weatherford International, Ltd.[a]	23,812,331

	Total	74,604,674

Financials (7.4%)
222,400	Ameriprise Financial, Inc.	13,928,912
274,977	Citigroup, Inc.	10,878,090
209,520	CME Group, Inc.	10,624,759
221,339	J.P. Morgan Chase & Company	9,732,276
549,605	Wells Fargo & Company	18,785,499

	Total	63,949,536

Health Care (13.4%)
99,900	Allergan, Inc.	9,163,827
163,700	Biogen Idec, Inc.[a]	24,009,879
344,800	Covidien plc	19,908,752
387,200	Express Scripts Holding Company[a]	20,908,800
169,000	Shire Pharmaceuticals Group plc ADR	15,578,420
476,940	UnitedHealth Group, Inc.	25,869,225

	Total	115,438,903

Industrials (10.3%)
177,250	ADT Corporation	8,240,352
363,700	Honeywell International, Inc.	23,084,039
533,200	Jacobs Engineering Group, Inc.[a]	22,698,324
226,630	Parker Hannifin Corporation	19,277,148
86,931	Pentair, Ltd.	4,272,659
362,300	Tyco International, Ltd.	10,597,275

	Total	88,169,797

Information Technology (32.0%)
134,551	Apple, Inc.	71,719,720
360,800	Citrix Systems, Inc.[a]	23,722,600
525,504	eBay, Inc.[a]	26,811,214
327,100	EMC Corporation[a]	8,275,630
67,339	Google, Inc.[a]	47,768,266
231,002	NetApp, Inc.[a]	7,750,117
896,224	Oracle Corporation	29,862,184
507,650	QUALCOMM, Inc.	31,484,453
578,600	Texas Instruments, Inc.	17,901,884
67,600	Visa, Inc.	10,246,808

	Total	275,542,876

Materials (0.9%)
229,954	Freeport-McMoRan Copper & Gold, Inc.	7,864,427

	Total	7,864,427

	Total Common Stock (cost $744,695,337)	829,969,877

Shares or Principal Amount	Short-Term Investments (3.5%)
30,218,206	Thrivent Cash Management Trust	30,218,206

	Total Short-Term Investments (at amortized cost)	30,218,206

	Total Investments (cost $774,913,543) 100.0%	$860,188,083

	Other Assets and Liabilities, Net (<0.1%)	(278,133)

	Total Net Assets 100.0%	$859,909,950

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$111,183,523
Gross unrealized depreciation	(25,976,816)

Net unrealized appreciation (depreciation)	$85,206,707

Cost for federal income tax purposes	$774,981,376

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2012, in valuing Large Cap Growth Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	155,185,595	155,185,595	—	—
Consumer Staples	49,214,069	35,369,405	13,844,664	—
Energy	74,604,674	74,604,674	—	—
Financials	63,949,536	63,949,536	—	—
Health Care	115,438,903	115,438,903	—	—
Industrials	88,169,797	88,169,797	—	—
Information Technology	275,542,876	275,542,876	—	—
Materials	7,864,427	7,864,427	—	—
Short-Term Investments	30,218,206	30,218,206	—	—

Total	$860,188,083	$846,343,419	$13,844,664	$—

There were no significant transfers between Levels during the period ended December 31, 2012. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2012, for Large Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	109,666
Total Foreign Exchange Contracts		109,666

Total		$109,666

The following table presents Large Cap Growth Portfolio’s average volume of derivative activity during the period ended December 31, 2012.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$83,839	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at December 31, 2012	Value December 31, 2012	Income Earned January 1, 2012 - December 31, 2012
Cash Management Trust- Collateral Investment	$—	$159,378,600	$159,378,600	—	$—	$17,406
Cash Management Trust- Short Term Investment	—	57,462,865	27,244,659	30,218,206	30,218,206	7,193
Total Value and Income Earned	—				30,218,206	24,599

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Growth Stock Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (97.9%)	Value
Consumer Discretionary (20.9%)
10,000	Amazon.com, Inc.[a]	$2,511,400
1,400	AutoZone, Inc.[a]	496,202
9,300	CarMax, Inc.[a]	349,122
7,338	Carnival plc	284,953
1,800	Charter Communications, Inc.[a]	137,232
1,600	Chipotle Mexican Grill, Inc.[a]	475,936
13,700	D.R. Horton, Inc.	270,986
3,400	Dollar Tree, Inc.[a]	137,904
3,700	Fossil, Inc.[a]	344,470
3,900	Harley-Davidson, Inc.	190,476
10,500	Home Depot, Inc.	649,425
10,300	Las Vegas Sands Corporation	475,448
8,000	Lennar Corporation[b]	309,360
6,600	Lowe’s Companies, Inc.	234,432
6,433	Marriott International, Inc.	239,758
4,700	MGM Resorts International[a]	54,708
6,000	NIKE, Inc.	309,600
25,100	Prada Holding SPA	243,891
2,200	Priceline.com, Inc.[a]	1,366,640
1,200	PVH Corporation	133,212
1,200	Ralph Lauren Corporation	179,904
4,900	Ross Stores, Inc.	265,335
3,800	Sherwin-Williams Company	584,516
13,200	Starbucks Corporation	707,784
7,000	Starwood Hotels & Resorts Worldwide, Inc.	401,520
1,300	Tractor Supply Company	114,868
4,000	TripAdvisor, Inc.[a]	167,840
7,600	Walt Disney Company	378,404
1,900	Yum! Brands, Inc.	126,160

	Total	12,141,486

Consumer Staples (5.3%)
2,681	Anheuser-Busch InBev NV	233,475
9,300	Coca-Cola Company	337,125
2,700	Colgate-Palmolive Company	282,258
4,600	Costco Wholesale Corporation	454,342
10,800	CVS Caremark Corporation	522,180
4,100	Monster Beverage Corporation[a]	216,808
3,972	Nestle SA	259,147
1,617	Pernod-Ricard SA	187,607
3,500	Philip Morris International, Inc.	292,740
3,400	Whole Foods Market, Inc.	310,522

	Total	3,096,204

Energy (4.2%)
3,900	EOG Resources, Inc.	471,081
2,100	EQT Corporation	123,858
8,200	FMC Technologies, Inc.[a]	351,206
1,400	Occidental Petroleum Corporation	107,254
1,600	Pioneer Natural Resources Company	170,544
7,000	Range Resources Corporation	439,810
5,700	Schlumberger, Ltd.	394,953
11,200	Williams Companies, Inc.	366,688

	Total	2,425,394

Financials (5.9%)
12,500	American Express Company	718,500
17,200	American Tower Corporation	1,329,044
4,300	Franklin Resources, Inc.	540,510
1,400	IntercontinentalExchange, Inc.[a]	173,334
17,000	Invesco, Ltd.	443,530
6,800	U.S. Bancorp	217,192

	Total	3,422,110

Health Care (9.4%)
4,000	Alexion Pharmaceuticals, Inc.[a]	375,240
2,500	Allergan, Inc.	229,325
4,600	Baxter International, Inc.	306,636
3,600	Biogen Idec, Inc.[a]	528,012
5,780	Catamaran Corporation[a]	272,296
2,900	Celgene Corporation[a]	228,288
1,200	Covidien plc	69,288
3,300	Edwards Lifesciences Corporation[a]	297,561
4,500	Express Scripts Holding Company[a]	243,000
6,900	Gilead Sciences, Inc.[a]	506,805
7,100	McKesson Corporation	688,416
2,076	Novo Nordisk AS	338,049
1,800	Onyx Pharmaceuticals, Inc.[a]	135,954
1,500	Regeneron Pharmaceuticals, Inc.[a]	256,605
4,700	Stryker Corporation	257,654
6,500	UnitedHealth Group, Inc.	352,560
6,100	Valeant Pharmaceuticals International, Inc.[a]	364,597

	Total	5,450,286

Industrials (12.2%)
4,900	Babcock & Wilcox Company	128,380
5,200	Boeing Company	391,872
24,800	Danaher Corporation	1,386,320
2,600	Deere & Company	224,692
16,600	Fastenal Company	775,054
3,100	FedEx Corporation	284,332
2,100	IHS, Inc.[a]	201,600
4,400	JB Hunt Transport Services, Inc.	262,724
5,800	Kansas City Southern	484,184
5,500	Precision Castparts Corporation	1,041,810
4,500	Roper Industries, Inc.	501,660
4,700	Union Pacific Corporation	590,884
5,500	United Continental Holdings, Inc.[a]	128,590
6,700	United Parcel Service, Inc.	493,991
900	W.W. Grainger, Inc.	182,133

	Total	7,078,226

Information Technology (34.6%)
9,400	Accenture plc	625,100
6,700	Akamai Technologies, Inc.[a]	274,097
1,400	Alliance Data Systems Corporation[a]	202,664
10,200	Apple, Inc.	5,436,906
5,100	Autodesk, Inc.[a]	180,285
3,200	Baidu.com, Inc. ADR[a]	320,928
11,100	Broadcom Corporation[a]	368,631
2,000	Cognizant Technology Solutions Corporation[a]	148,100
26,500	eBay, Inc.[a]	1,352,030
15,100	EMC Corporation[a]	382,030
4,865	Facebook, Inc.[a]	129,555
1,900	Fiserv, Inc.[a]	150,157
4,050	Google, Inc.[a]	2,872,948
23,400	Juniper Networks, Inc.[a]	460,278

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Growth Stock Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (97.9%)	Value
Information Technology (34.6%) - continued
3,500	LinkedIn Corporation[a]	$401,870
3,650	MasterCard, Inc.	1,793,172
7,200	Nuance Communications, Inc.[a]	160,704
23,900	QUALCOMM, Inc.	1,482,278
4,200	Rackspace Hosting, Inc.[a]	311,934
6,700	Red Hat, Inc.[a]	354,832
3,800	Salesforce.com, Inc.[a]	638,780
182	Samsung Electronics Company, Ltd.	261,498
5,300	Tencent Holdings, Ltd.[a]	173,823
5,200	Trimble Navigation, Ltd.[a]	310,856
2,380	Twitter, Inc.[a,c,d]	30,321
8,100	Visa, Inc.	1,227,798

	Total	20,051,575

Materials (2.4%)
5,200	Ecolab, Inc.	373,880
9,100	Praxair, Inc.	995,995

	Total	1,369,875

Telecommunications Services (3.0%)
24,000	Crown Castle International Corporation[a]	1,731,840

	Total	1,731,840

	Total Common Stock (cost $35,265,423)	56,766,996

	Preferred Stock (0.2%)
Information Technology (0.2%)
4,432	LivingSocial.com Convertible[a,c,d]	7,889
6	Twitter, Inc., Convertible, Series Aa,c,d	76
96	Twitter, Inc., Convertible, Series Ba,c,d	1,223
1,615	Twitter, Inc., Convertible, Series B, Restricted[a,c,d]	20,575
25	Twitter, Inc., Convertible, Series Ca,c,d	318
438	Twitter, Inc., Convertible, Series C, Restricted[a,c,d]	5,580
913	Twitter, Inc., Convertible, Series Da,c,d	11,632
292	Twitter, Inc., Convertible, Series Fa,c,d	3,720
3,855	Twitter, Inc., Convertible, Series G-2[a,c,d]	49,113

	Total	100,126

	Total Preferred Stock (cost $150,381)	100,126

	Collateral Held for Securities Loaned (0.5%)
304,150	Thrivent Cash Management Trust	304,150

	Total Collateral Held for Securities Loaned (cost $304,150)	304,150

Shares or Principal Amount	Short-Term Investments (2.2%)
1,259,587	Thrivent Cash Management Trust	$1,259,587

	Total Short-Term Investments (at amortized cost)	1,259,587

	Total Investments (cost $36,979,541) 100.8%	$58,430,859

	Other Assets and Liabilities, Net (0.8%)	(450,481)

	Total Net Assets 100.0%	$57,980,378

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Partner Growth Stock Portfolio owned as of December 31, 2012.

Security	Acquisition Date	Cost
LivingSocial.com Convertible	11/18/2011	$34,082
Twitter, Inc.	9/13/2011	38,303
Twitter, Inc., Convertible, Series A	9/13/2011	97
Twitter, Inc., Convertible, Series B	9/13/2011	1,545
Twitter, Inc., Convertible, Series B, Restricted	3/30/2012	25,840
Twitter, Inc., Convertible, Series C	9/13/2011	402
Twitter, Inc., Convertible, Series C, Restricted	3/30/2012	7,008
Twitter, Inc., Convertible, Series D	9/13/2011	14,694
Twitter, Inc., Convertible, Series F	3/30/2012	4,672
Twitter, Inc., Convertible, Series G-2	7/28/2011	62,041

d	Security is fair valued.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$21,614,451
Gross unrealized depreciation	(307,234)

Net unrealized appreciation (depreciation)	$21,307,217

Cost for federal income tax purposes	$37,123,642

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Growth Stock Portfolio

Schedule of Investments as of December 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2012, in valuing Partner Growth Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	12,141,486	11,612,642	528,844	—
Consumer Staples	3,096,204	2,415,975	680,229	—
Energy	2,425,394	2,425,394	—	—
Financials	3,422,110	3,422,110	—	—
Health Care	5,450,286	5,112,237	338,049	—
Industrials	7,078,226	7,078,226	—	—
Information Technology	20,051,575	19,585,933	435,321	30,321
Materials	1,369,875	1,369,875	—	—
Telecommunications Services	1,731,840	1,731,840	—	—
Preferred Stock
Information Technology	100,126	—	—	100,126
Collateral Held for Securities Loaned	304,150	304,150	—	—
Short-Term Investments	1,259,587	1,259,587	—	—

Total	$58,430,859	$56,317,969	$1,982,443	$130,447

There were no significant transfers between Levels during the period ended December 31, 2012. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2012, for Partner Growth Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	1,521
Total Foreign Exchange Contracts		1,521

Total		$1,521

The following table presents Partner Growth Stock Portfolio’s average volume of derivative activity during the period ended December 31, 2012.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$12,015	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Growth Stock Portfolio, is as follows:

Portfolio	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at December 31, 2012	Value December 31, 2012	Income Earned January 1, 2012 - December 31, 2012
Cash Management Trust- Collateral Investment	$1,659,825	$5,846,718	$7,202,393	304,150	$304,150	$28,578
Cash Management Trust- Short Term Investment	—	3,469,776	2,210,189	1,259,587	1,259,587	224
Total Value and Income Earned	1,659,825				1,563,737	28,802

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Value Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (97.0%)	Value
Consumer Discretionary (10.2%)
162,450	CBS Corporation	$6,181,223
425,440	Delphi Automotive plc[a]	16,273,080
80,400	Harley-Davidson, Inc.	3,926,736
101,390	iShares Dow Jones US Home Construction Index Fund	2,145,412
736,440	Lowe’s Companies, Inc.	26,158,349
594,450	News Corporation	15,598,368
170,210	Time Warner Cable, Inc.	16,542,710

	Total	86,825,878

Consumer Staples (8.8%)
402,120	CVS Caremark Corporation	19,442,502
69,920	Diageo plc ADR	8,151,274
106,800	Kimberly-Clark Corporation	9,017,124
157,717	Kraft Foods Group, Inc.	7,171,392
473,152	Mondelez International, Inc.	12,051,181
119,949	Philip Morris International, Inc.	10,032,534
244,930	Unilever NV ADR[b]	9,380,819

	Total	75,246,826

Energy (11.1%)
524,090	BP plc ADR	21,823,108
139,535	Chevron Corporation	15,089,315
103,479	EOG Resources, Inc.	12,499,228
253,650	EQT Corporation	14,960,277
776,891	Marathon Oil Corporation	23,819,478
92,160	Schlumberger, Ltd.	6,385,766

	Total	94,577,172

Financials (21.8%)
175,200	ACE, Ltd.	13,980,960
214,230	Allstate Corporation	8,605,619
2,303,600	Bank of America Corporation	26,721,760
119,520	Capital One Financial Corporation	6,923,794
858,810	Citigroup, Inc.	33,974,524
544,080	Invesco, Ltd.	14,195,047
734,400	KKR & Company, LP	11,184,912
679,920	MetLife, Inc.	22,396,565
430,910	State Street Corporation	20,257,079
142,169	SVB Financial Group[a]	7,957,199
574,940	Wells Fargo & Company	19,651,449

	Total	185,848,908

Health Care (13.9%)
177,920	Baxter International, Inc.	11,860,147
303,270	Covidien plc	17,510,810
574,800	Merck & Company, Inc.	23,532,312
1,169,855	Pfizer, Inc.	29,339,964
413,880	Sanofi ADR	19,609,634
307,307	UnitedHealth Group, Inc.	16,668,332

	Total	118,521,199

Industrials (10.2%)
90,360	FedEx Corporation	8,287,819
292,280	General Electric Company	6,134,957
197,010	Honeywell International, Inc.	12,504,225
389,100	Jacobs Engineering Group, Inc.[a]	16,563,987
174,390	Pentair, Ltd.	8,571,268
85,770	SPX Corporation	6,016,766
352,624	United Technologies Corporation	28,918,694

	Total	86,997,716

Information Technology (12.5%)
978,650	Microsoft Corporation	26,159,315
349,070	NetApp, Inc.[a]	11,711,298
1,044,770	Oracle Corporation	34,811,736
653,800	Texas Instruments, Inc.	20,228,572
383,250	Xilinx, Inc.	13,758,675

	Total	106,669,596

Materials (2.1%)
273,490	Dow Chemical Company	8,839,197
203,480	Nucor Corporation	8,786,266

	Total	17,625,463

Telecommunications Services (1.7%)
336,734	Verizon Communications, Inc.	14,570,480

	Total	14,570,480

Utilities (4.7%)
642,490	NiSource, Inc.	15,991,576
595,220	PG&E Corporation	23,915,940

	Total	39,907,516

	Total Common Stock (cost $721,903,398)	826,790,754

	Collateral Held for Securities Loaned (1.1%)
9,489,875	Thrivent Cash Management Trust	9,489,875

	Total Collateral Held for Securities Loaned (cost $9,489,875)	9,489,875

Shares or Principal Amount	Short-Term Investments (2.9%)
25,134,925	Thrivent Cash Management Trust	25,134,925

	Total Short-Term Investments (at amortized cost)	25,134,925

	Total Investments (cost $756,528,198) 101.0%	$861,415,554

	Other Assets and Liabilities, Net (1.0%)	(8,772,678)

	Total Net Assets 100.0%	$852,642,876

a	Non-income producing security.
b	All or a portion of the security is on loan.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$112,256,087
Gross unrealized depreciation	(7,918,480)

Net unrealized appreciation (depreciation)	$104,337,607

Cost for federal income tax purposes	$757,077,947

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Value Portfolio

Schedule of Investments as of December 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2012, in valuing Large Cap Value Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	86,825,878	86,825,878	—	—
Consumer Staples	75,246,826	75,246,826	—	—
Energy	94,577,172	94,577,172	—	—
Financials	185,848,908	185,848,908	—	—
Health Care	118,521,199	118,521,199	—	—
Industrials	86,997,716	86,997,716	—	—
Information Technology	106,669,596	106,669,596	—	—
Materials	17,625,463	17,625,463	—	—
Telecommunications Services	14,570,480	14,570,480	—	—
Utilities	39,907,516	39,907,516	—	—
Collateral Held for Securities Loaned	9,489,875	9,489,875	—	—
Short-Term Investments	25,134,925	25,134,925	—	—

Total	$861,415,554	$861,415,554	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2012. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at December 31, 2012	Value December 31, 2012	Income Earned January 1, 2012 - December 31, 2012
Cash Management Trust- Collateral Investment	$6,250,075	$138,792,749	$135,552,949	9,489,875	$9,489,875	$29,284
Cash Management Trust- Short Term Investment	—	50,893,494	25,758,569	25,134,925	25,134,925	6,059
Total Value and Income Earned	6,250,075				34,624,800	35,343

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (88.6%)	Value
Consumer Discretionary (13.5%)
26,550	Amazon.com, Inc.[a]	$6,667,767
55,100	AutoZone, Inc.[a]	19,529,093
350,900	Comcast Corporation	13,116,642
218,900	Home Depot, Inc.	13,538,965
216,975	Las Vegas Sands Corporation	10,015,566
222,600	Sally Beauty Holdings, Inc.[a]	5,246,682
163,000	Time Warner Cable, Inc.	15,841,970

	Total	83,956,685

Consumer Staples (5.2%)
112,838	Anheuser-Busch InBev NV ADR	9,863,169
229,200	Kimberly-Clark Corporation	19,351,356
50,100	Nestle SA	3,268,698

	Total	32,483,223

Energy (8.8%)
375,691	BP plc ADR	15,643,773
470,200	Marathon Oil Corporation	14,416,332
123,860	Schlumberger, Ltd.	8,582,260
1,453,800	Weatherford International, Ltd.[a]	16,268,022

	Total	54,910,387

Financials (13.7%)
84,100	ACE, Ltd.	6,711,180
597,150	Citigroup, Inc.	23,623,254
604,924	J.P. Morgan Chase & Company	26,598,508
858,329	KKR & Company, LP	13,072,351
443,380	Wells Fargo & Company	15,154,728

	Total	85,160,021

Health Care (14.2%)
78,220	Baxter International, Inc.	5,214,145
63,100	Biogen Idec, Inc.[a]	9,254,877
65,510	Covidien plc	3,782,547
55,000	Express Scripts Holding Company[a]	2,970,000
463,960	Merck & Company, Inc.	18,994,523
1,103,185	Pfizer, Inc.	27,667,880
92,200	Shire Pharmaceuticals Group plc ADR	8,498,996
219,830	UnitedHealth Group, Inc.	11,923,579

	Total	88,306,547

Industrials (11.5%)
26,800	ADT Corporation	1,245,932
143,400	FedEx Corporation	13,152,648
209,840	Honeywell International, Inc.	13,318,545
226,650	Jacobs Engineering Group, Inc.[a]	9,648,491
87,820	Parker Hannifin Corporation	7,469,969
12,860	Pentair, Ltd.	632,069
53,600	Tyco International, Ltd.	1,567,800
300,030	United Technologies Corporation	24,605,460

	Total	71,640,914

Information Technology (17.4%)
59,924	Apple, Inc.[b]	31,941,290
117,900	Citrix Systems, Inc.[a]	7,751,925
70,800	eBay, Inc.[a]	3,612,216
20,721	Google, Inc.[a]	14,698,856
243,100	NetApp, Inc.[a]	8,156,005
444,560	Oracle Corporation	14,812,739
118,550	QUALCOMM, Inc.	7,352,471
539,830	Texas Instruments, Inc.	16,702,340
95,570	Xilinx, Inc.	3,430,963

	Total	108,458,805

Materials (1.3%)
232,265	Freeport-McMoRan Copper & Gold, Inc.	7,943,463

	Total	7,943,463

Utilities (3.0%)
745,280	NiSource, Inc.	18,550,019

	Total	18,550,019

	Total Common Stock (cost $507,520,387)	551,410,064

Shares or Principal Amount	Short-Term Investments (11.1%)
	Federal Home Loan Bank Discount Notes
2,500,000	0.080%, 1/16/2013[b,c]	2,499,917
66,760,615	Thrivent Cash Management Trust	66,760,615

	Total Short-Term Investments (at amortized cost)	69,260,532

	Total Investments (cost $576,780,919) 99.7%	$620,670,596

	Other Assets and Liabilities, Net 0.3%	1,862,286

	Total Net Assets 100.0%	$622,532,882

a	Non-income producing security.
b	At December 31, 2012, $3,032,947 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$52,026,237
Gross unrealized depreciation	(10,543,850)

Net unrealized appreciation (depreciation)	$41,482,387

Cost for federal income tax purposes	$579,188,209

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Portfolio

Schedule of Investments as of December 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2012, in valuing Large Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	83,956,685	83,956,685	—	—
Consumer Staples	32,483,223	29,214,525	3,268,698	—
Energy	54,910,387	54,910,387	—	—
Financials	85,160,021	85,160,021	—	—
Health Care	88,306,547	88,306,547	—	—
Industrials	71,640,914	71,640,914	—	—
Information Technology	108,458,805	108,458,805	—	—
Materials	7,943,463	7,943,463	—	—
Utilities	18,550,019	18,550,019	—	—
Short-Term Investments	69,260,532	66,760,615	2,499,917	—

Total	$620,670,596	$614,901,981	$5,768,615	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives Futures Contracts	692,328	692,328	—	—

Total Liability Derivatives	$692,328	$692,328	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2012. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Futures	130	March 2013	$46,845,578	$46,153,250	($692,328)
Total Futures Contracts					($692,328)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2012, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	692,328
Total Equity Contracts		692,328

Total Liability Derivatives		$692,328

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Portfolio

Schedule of Investments as of December 31, 2012

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2012, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	(50,431)
Futures	Net realized gains/(losses) on Futures contracts	2,590,567
Total Equity Contracts		2,540,136
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	25,779
Total Foreign Exchange Contracts		25,779

Total		$2,565,915

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2012, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	7,050
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(733,130)
Total Equity Contracts		(726,080)

Total		($726,080)

The following table presents Large Cap Stock Portfolio’s average volume of derivative activity during the period ended December 31, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$22,250,788	3.7%	N/A	N/A	6
Foreign Exchange Contracts	N/A	N/A	$19,123	<0.1%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at December 31, 2012	Value December 31, 2012	Income Earned January 1, 2012 - December 31, 2012
Cash Management Trust- Collateral Investment	$1,256,975	$33,408,770	$34,665,745	—	$—	$13,333
Cash Management Trust- Short Term Investment	—	79,804,914	13,044,299	66,760,615	66,760,615	13,584
Total Value and Income Earned	1,256,975				66,760,615	26,917

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (99.2%)	Value
Consumer Discretionary (11.6%)
2,000	Abercrombie & Fitch Company	$95,940
8,500	Amazon.com, Inc.[a]	2,134,690
2,400	Apollo Group, Inc.[a]	50,208
1,000	AutoNation, Inc.[a]	39,700
900	AutoZone, Inc.[a]	318,987
5,500	Bed Bath & Beyond, Inc.[a]	307,505
6,325	Best Buy Company, Inc.	74,951
1,400	Big Lots, Inc.[a]	39,844
2,700	BorgWarner, Inc.[a]	193,374
5,100	Cablevision Systems Corporation	76,194
5,400	CarMax, Inc.[a]	202,716
10,500	Carnival Corporation	386,085
13,972	CBS Corporation	531,635
800	Chipotle Mexican Grill, Inc.[a]	237,968
6,700	Coach, Inc.	371,917
62,815	Comcast Corporation	2,348,025
6,500	D.R. Horton, Inc.	128,570
3,050	Darden Restaurants, Inc.	137,464
6,700	Delphi Automotive plc[a]	256,275
14,700	DIRECTV[a]	737,352
5,900	Discovery Communications, Inc.[a]	374,532
6,300	Dollar General Corporation[a]	277,767
5,500	Dollar Tree, Inc.[a]	223,080
2,250	Expedia, Inc.	138,263
2,300	Family Dollar Stores, Inc.	145,843
89,511	Ford Motor Company	1,159,167
1,300	Fossil, Inc.[a]	121,030
5,500	Gannett Company, Inc.	99,055
6,962	Gap, Inc.	216,100
2,600	Garmin, Ltd.	106,132
3,600	Genuine Parts Company	228,888
5,700	Goodyear Tire & Rubber Company[a]	78,717
6,400	H&R Block, Inc.	118,848
5,400	Harley-Davidson, Inc.	263,736
1,600	Harman International Industries, Inc.	71,424
2,750	Hasbro, Inc.[b]	98,725
35,400	Home Depot, Inc.	2,189,490
6,300	International Game Technology	89,271
10,267	Interpublic Group of Companies, Inc.	113,142
3,400	J.C. Penney Company, Inc.[b]	67,014
16,100	Johnson Controls, Inc.	494,270
5,100	Kohl’s Corporation	219,198
3,300	Leggett & Platt, Inc.	89,826
3,900	Lennar Corporation	150,813
5,604	Limited Brands, Inc.	263,724
26,800	Lowe’s Companies, Inc.	951,936
9,468	Macy’s, Inc.	369,441
6,006	Marriott International, Inc.	223,844
8,050	Mattel, Inc.	294,791
23,700	McDonald’s Corporation	2,090,577
6,600	McGraw-Hill Companies, Inc.	360,822
1,400	Netflix, Inc.[a]	129,892
6,773	Newell Rubbermaid, Inc.	150,835
47,800	News Corporation	1,220,812
17,200	NIKE, Inc.	887,520
3,600	Nordstrom, Inc.	192,600
6,300	Omnicom Group, Inc.	314,748
2,800	O’Reilly Automotive, Inc.[a]	250,376
2,600	PetSmart, Inc.	177,684
1,200	Priceline.com, Inc.[a]	745,440
7,892	Pulte Group, Inc.[a]	143,319
1,500	Ralph Lauren Corporation	224,880
5,300	Ross Stores, Inc.	286,995
2,100	Scripps Networks Interactive	121,632
2,000	Sherwin-Williams Company	307,640
1,400	Snap-On, Inc.	110,586
15,975	Staples, Inc.[b]	182,115
17,800	Starbucks Corporation	954,436
4,700	Starwood Hotels & Resorts Worldwide, Inc.	269,592
15,400	Target Corporation	911,218
2,800	Tiffany & Company	160,552
7,158	Time Warner Cable, Inc.	695,686
22,250	Time Warner, Inc.	1,064,217
17,300	TJX Companies, Inc.	734,385
2,650	TripAdvisor, Inc.[a]	111,194
2,600	Urban Outfitters, Inc.[a]	102,336
2,100	VF Corporation	317,037
11,072	Viacom, Inc.	583,937
42,147	Walt Disney Company	2,098,499
70	Washington Post Company	25,565
1,857	Whirlpool Corporation	188,950
3,372	Wyndham Worldwide Corporation	179,424
1,900	Wynn Resorts, Ltd.	213,731
10,680	Yum! Brands, Inc.	709,152

	Total	35,125,851

Consumer Staples (10.5%)
47,700	Altria Group, Inc.	1,498,734
15,468	Archer-Daniels-Midland Company	423,669
10,100	Avon Products, Inc.	145,036
3,800	Beam, Inc.	232,142
3,637	Brown-Forman Corporation	230,040
4,300	Campbell Soup Company	150,027
3,100	Clorox Company	226,982
90,900	Coca-Cola Company	3,295,125
6,600	Coca-Cola Enterprises, Inc.	209,418
10,500	Colgate-Palmolive Company	1,097,670
9,500	ConAgra Foods, Inc.	280,250
3,500	Constellation Brands, Inc.[a]	123,865
10,200	Costco Wholesale Corporation	1,007,454
29,844	CVS Caremark Corporation	1,442,957
4,400	Dean Foods Company[a]	72,644
4,900	Dr. Pepper Snapple Group, Inc.	216,482
5,700	Estee Lauder Companies, Inc.	341,202
15,200	General Mills, Inc.	614,232
7,600	H.J. Heinz Company	438,368
3,600	Hershey Company	259,992
3,200	Hormel Foods Corporation	99,872
2,651	J.M. Smucker Company	228,622
5,800	Kellogg Company	323,930
9,292	Kimberly-Clark Corporation	784,524
13,917	Kraft Foods Group, Inc.	632,806
12,300	Kroger Company	320,046
3,100	Lorillard, Inc.	361,677
3,200	McCormick & Company, Inc.	203,296
4,828	Mead Johnson Nutrition Company	318,117
3,700	Molson Coors Brewing Company	158,323
41,652	Mondelez International, Inc.	1,060,876
3,700	Monster Beverage Corporation[a]	195,656

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (99.2%)	Value
Consumer Staples (10.5%) - continued
36,530	PepsiCo, Inc.	$2,499,748
39,600	Philip Morris International, Inc.	3,312,144
64,738	Procter & Gamble Company	4,395,063
7,700	Reynolds American, Inc.	319,011
5,700	Safeway, Inc.[b]	103,113
13,800	Sysco Corporation	436,908
6,800	Tyson Foods, Inc.	131,920
20,100	Walgreen Company	743,901
39,500	Wal-Mart Stores, Inc.	2,695,085
4,100	Whole Foods Market, Inc.	374,453

	Total	32,005,380

Energy (10.9%)
11,772	Anadarko Petroleum Corporation	874,777
9,220	Apache Corporation	723,770
10,283	Baker Hughes, Inc.	419,958
4,900	Cabot Oil & Gas Corporation	243,726
5,800	Cameron International Corporation[a]	327,468
12,200	Chesapeake Energy Corporation[b]	202,764
46,096	Chevron Corporation	4,984,821
28,549	ConocoPhillips	1,655,557
5,300	Consol Energy, Inc.	170,130
9,200	Denbury Resources, Inc.[a]	149,040
8,800	Devon Energy Corporation	457,952
1,700	Diamond Offshore Drilling, Inc.	115,532
5,500	Ensco plc	326,040
6,300	EOG Resources, Inc.	760,977
3,600	EQT Corporation	212,328
108,390	Exxon Mobil Corporation	9,381,154
5,600	FMC Technologies, Inc.[a]	239,848
21,800	Halliburton Company	756,242
2,500	Helmerich & Payne, Inc.	140,025
7,000	Hess Corporation	370,720
14,900	Kinder Morgan, Inc.	526,417
16,568	Marathon Oil Corporation	507,975
7,984	Marathon Petroleum Corporation	502,992
4,400	Murphy Oil Corporation	262,020
6,800	Nabors Industries, Ltd.[a]	98,260
10,000	National Oilwell Varco, Inc.	683,500
3,200	Newfield Exploration Company[a]	85,696
5,900	Noble Corporation	205,438
4,200	Noble Energy, Inc.	427,308
19,000	Occidental Petroleum Corporation	1,455,590
6,300	Peabody Energy Corporation	167,643
14,724	Phillips 66	781,844
2,900	Pioneer Natural Resources Company	309,111
4,200	QEP Resources, Inc.	127,134
3,800	Range Resources Corporation	238,754
3,000	Rowan Companies plc[a]	93,810
31,194	Schlumberger, Ltd.	2,161,432
8,200	Southwestern Energy Company[a]	273,962
15,304	Spectra Energy Corporation	419,024
3,300	Tesoro Corporation	145,365
12,900	Valero Energy Corporation	440,148
15,800	Williams Companies, Inc.	517,292
4,700	WPX Energy, Inc.[a]	69,936

	Total	33,013,480

Financials (15.4%)
8,000	ACE, Ltd.	638,400
11,000	Aflac, Inc.	584,320
11,382	Allstate Corporation	457,215
23,200	American Express Company	1,333,536
34,267	American International Group, Inc.[a]	1,209,625
9,300	American Tower Corporation	718,611
5,000	Ameriprise Financial, Inc.	313,150
7,525	Aon plc	418,390
3,436	Apartment Investment & Management Company	92,978
2,000	Assurant, Inc.	69,400
2,701	AvalonBay Communities, Inc.	366,229
253,210	Bank of America Corporation	2,937,236
27,752	Bank of New York Mellon Corporation	713,226
16,400	BB&T Corporation	477,404
43,069	Berkshire Hathaway, Inc.[a]	3,863,289
3,100	BlackRock, Inc.	640,801
3,600	Boston Properties, Inc.	380,916
13,673	Capital One Financial Corporation	792,077
7,100	CBRE Group, Inc.[a]	141,290
25,725	Charles Schwab Corporation	369,411
6,200	Chubb Corporation	466,984
3,438	Cincinnati Financial Corporation	134,632
68,893	Citigroup, Inc.	2,725,407
7,200	CME Group, Inc.	365,112
4,550	Comerica, Inc.	138,047
12,125	Discover Financial Services	467,419
6,110	E*TRADE Financial Corporation[a]	54,684
7,700	Equity Residential	436,359
21,594	Fifth Third Bancorp	328,013
5,881	First Horizon National Corporation	58,281
3,300	Franklin Resources, Inc.	414,810
11,500	Genworth Financial, Inc.[a]	86,365
10,600	Goldman Sachs Group, Inc.	1,352,136
10,200	Hartford Financial Services Group, Inc.	228,888
10,600	HCP, Inc.	478,908
6,000	Health Care REIT, Inc.	367,740
16,941	Host Hotels & Resorts, Inc.	265,465
11,200	Hudson City Bancorp, Inc.	91,056
20,171	Huntington Bancshares, Inc.	128,893
1,800	IntercontinentalExchange, Inc.[a]	222,858
10,500	Invesco, Ltd.	273,945
89,248	J.P. Morgan Chase & Company	3,924,235
22,200	KeyCorp	186,924
9,600	Kimco Realty Corporation	185,472
2,900	Legg Mason, Inc.	74,588
4,700	Leucadia National Corporation	111,813
6,594	Lincoln National Corporation	170,785
7,300	Loews Corporation	297,475
2,900	M&T Bank Corporation[b]	285,563
12,800	Marsh & McLennan Companies, Inc.	441,216
24,932	MetLife, Inc.	821,260
4,600	Moody’s Corporation	231,472
32,450	Morgan Stanley	620,444
2,800	NASDAQ OMX Group, Inc.	70,028
5,200	Northern Trust Corporation	260,832
5,800	NYSE Euronext	182,932
8,200	People’s United Financial, Inc.	99,138

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (99.2%)	Value
Financials (15.4%) - continued
3,800	Plum Creek Timber Company, Inc.	$168,606
12,414	PNC Financial Services Group, Inc.	723,860
6,600	Principal Financial Group, Inc.	188,232
13,200	Progressive Corporation	278,520
10,796	Prologis, Inc.	393,946
10,900	Prudential Financial, Inc.	581,297
3,400	Public Storage, Inc.	492,864
33,177	Regions Financial Corporation	236,220
7,144	Simon Property Group, Inc.	1,129,395
11,000	SLM Corporation	188,430
11,300	State Street Corporation	531,213
12,600	SunTrust Banks, Inc.	357,210
5,968	T. Rowe Price Group, Inc.	388,696
2,300	Torchmark Corporation	118,841
9,081	Travelers Companies, Inc.	652,197
44,485	U.S. Bancorp	1,420,851
6,624	Unum Group	137,912
7,000	Ventas, Inc.	453,040
3,997	Vornado Realty Trust	320,080
115,340	Wells Fargo & Company	3,942,321
12,582	Weyerhaeuser Company REIT	350,031
7,200	XL Group plc	180,432
4,400	Zions Bancorporation	94,160

	Total	46,896,037

Health Care (11.8%)
36,900	Abbott Laboratories	2,416,950
7,896	Aetna, Inc.	365,585
4,600	Alexion Pharmaceuticals, Inc.[a]	431,526
7,200	Allergan, Inc.	660,456
5,700	AmerisourceBergen Corporation	246,126
18,140	Amgen, Inc.	1,565,845
12,900	Baxter International, Inc.	859,914
4,700	Becton, Dickinson and Company	367,493
5,600	Biogen Idec, Inc.[a]	821,352
33,350	Boston Scientific Corporation[a]	191,096
39,398	Bristol-Myers Squibb Company	1,283,981
1,900	C.R. Bard, Inc.	185,706
7,975	Cardinal Health, Inc.	328,411
5,287	CareFusion Corporation[a]	151,102
10,100	Celgene Corporation[a]	795,072
3,500	Cerner Corporation[a]	271,740
6,800	CIGNA Corporation	363,528
3,200	Coventry Health Care, Inc.	143,456
11,300	Covidien plc	652,462
2,000	DaVita, Inc.[a]	221,060
3,400	DENTSPLY International, Inc.	134,674
2,800	Edwards Lifesciences Corporation[a]	252,476
24,000	Eli Lilly and Company	1,183,680
19,045	Express Scripts Holding Company[a]	1,028,430
5,500	Forest Laboratories, Inc.[a]	194,260
17,800	Gilead Sciences, Inc.[a]	1,307,410
3,880	Hospira, Inc.[a]	121,211
3,800	Humana, Inc.	260,794
1,000	Intuitive Surgical, Inc.[a]	490,370
66,140	Johnson & Johnson	4,636,414
2,300	Laboratory Corporation of America Holdings[a]	199,226
4,143	Life Technologies Corporation[a]	203,338
5,542	McKesson Corporation	537,352
24,000	Medtronic, Inc.	984,480
71,483	Merck & Company, Inc.	2,926,514
9,500	Mylan, Inc.[a]	261,060
2,000	Patterson Companies, Inc.	68,460
2,700	PerkinElmer, Inc.	85,698
2,100	Perrigo Company	218,463
175,360	Pfizer, Inc.	4,398,029
3,800	Quest Diagnostics, Inc.	221,426
7,384	St. Jude Medical, Inc.	266,858
6,800	Stryker Corporation	372,776
2,475	Tenet Healthcare Corporation[a]	80,363
8,600	Thermo Fisher Scientific, Inc.	548,508
24,300	UnitedHealth Group, Inc.	1,318,032
2,600	Varian Medical Systems, Inc.[a]	182,624
2,100	Waters Corporation[a]	182,952
3,000	Watson Pharmaceuticals, Inc.[a]	258,000
7,300	WellPoint, Inc.	444,716
4,150	Zimmer Holdings, Inc.	276,639

	Total	35,968,094

Industrials (10.0%)
14,900	3M Company	1,383,465
5,500	ADT Corporation	255,695
2,400	Avery Dennison Corporation	83,808
15,860	Boeing Company	1,195,210
3,800	C.H. Robinson Worldwide, Inc.	240,236
15,300	Caterpillar, Inc.	1,370,574
2,600	Cintas Corporation	106,340
24,400	CSX Corporation	481,412
4,200	Cummins, Inc.	455,070
13,700	Danaher Corporation	765,830
9,200	Deere & Company	795,064
4,300	Dover Corporation	282,553
1,100	Dun & Bradstreet Corporation	86,515
10,844	Eaton Corporation plc	587,745
17,100	Emerson Electric Company	905,616
2,900	Equifax, Inc.	156,948
4,900	Expeditors International of Washington, Inc.	193,795
6,400	Fastenal Company	298,816
6,960	FedEx Corporation	638,371
1,500	First Solar, Inc.[a,b]	46,320
1,300	Flowserve Corporation	190,840
4,000	Fluor Corporation	234,960
7,800	General Dynamics Corporation	540,306
247,800	General Electric Company	5,201,322
18,375	Honeywell International, Inc.	1,166,261
10,100	Illinois Tool Works, Inc.	614,181
6,800	Ingersoll-Rand plc	326,128
4,119	Iron Mountain, Inc.	127,895
3,100	Jacobs Engineering Group, Inc.[a]	131,967
2,500	Joy Global, Inc.	159,450
2,300	L-3 Communications Holdings, Inc.	176,226
6,400	Lockheed Martin Corporation	590,656
8,400	Masco Corporation	139,944
7,600	Norfolk Southern Corporation	469,984
5,798	Northrop Grumman Corporation	391,829
8,337	PACCAR, Inc.	376,916
2,800	Pall Corporation	168,728
3,575	Parker Hannifin Corporation	304,089
4,899	Pentair, Ltd.	240,786

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (99.2%)	Value
Industrials (10.0%) - continued
4,700	Pitney Bowes, Inc.[b]	$50,008
3,500	Precision Castparts Corporation	662,970
5,100	Quanta Services, Inc.[a]	139,179
7,800	Raytheon Company	448,968
7,120	Republic Services, Inc.	208,830
3,400	Robert Half International, Inc.	108,188
3,400	Rockwell Automation, Inc.	285,566
3,400	Rockwell Collins, Inc.	197,778
2,300	Roper Industries, Inc.	256,404
1,300	Ryder System, Inc.	64,909
17,400	Southwest Airlines Company	178,176
3,900	Stanley Black & Decker, Inc.	288,483
2,100	Stericycle, Inc.[a]	195,867
6,600	Textron, Inc.	163,614
10,800	Tyco International, Ltd.	315,900
11,100	Union Pacific Corporation	1,395,492
16,900	United Parcel Service, Inc.	1,246,037
19,700	United Technologies Corporation	1,615,597
1,500	W.W. Grainger, Inc.	303,555
10,199	Waste Management, Inc.	344,114
4,400	Xylem, Inc.	119,240

	Total	30,470,726

Information Technology (19.0%)
14,900	Accenture plc	990,850
11,500	Adobe Systems, Inc.[a]	433,320
14,100	Advanced Micro Devices, Inc.[a,b]	33,840
8,215	Agilent Technologies, Inc.	336,322
4,200	Akamai Technologies, Inc.[a]	171,822
7,600	Altera Corporation	261,744
3,800	Amphenol Corporation	245,860
7,000	Analog Devices, Inc.	294,420
22,300	Apple, Inc.[c]	11,886,569
29,100	Applied Materials, Inc.	332,904
5,300	Autodesk, Inc.[a]	187,355
11,400	Automatic Data Processing, Inc.	649,914
3,500	BMC Software, Inc.[a]	138,810
12,100	Broadcom Corporation[a]	401,841
8,012	CA, Inc.	176,104
124,200	Cisco Systems, Inc.	2,440,530
4,400	Citrix Systems, Inc.[a]	289,300
7,100	Cognizant Technology Solutions Corporation[a]	525,755
3,600	Computer Sciences Corporation	144,180
35,000	Corning, Inc.	441,700
34,200	Dell, Inc.	346,446
27,200	eBay, Inc.[a]	1,387,744
7,500	Electronic Arts, Inc.[a]	108,975
49,286	EMC Corporation[a]	1,246,936
1,900	F5 Networks, Inc.[a]	184,585
5,900	Fidelity National Information Services, Inc.	205,379
3,200	Fiserv, Inc.[a]	252,896
3,500	FLIR Systems, Inc.	78,085
2,900	GameStop Corporation[b]	72,761
6,300	Google, Inc.[a]	4,469,031
2,700	Harris Corporation	132,192
46,186	Hewlett-Packard Company	658,150
117,500	Intel Corporation	2,424,025
25,200	International Business Machines Corporation	4,827,060
6,500	Intuit, Inc.	386,750
4,400	Jabil Circuit, Inc.	84,876
5,462	JDS Uniphase Corporation[a]	73,955
12,400	Juniper Networks, Inc.[a]	243,908
4,000	KLA-Tencor Corporation	191,040
4,200	Lam Research Corporation[a]	151,746
5,500	Linear Technology Corporation	188,650
13,100	LSI Corporation[a]	92,748
2,600	MasterCard, Inc.	1,277,328
4,500	Microchip Technology, Inc.	146,655
23,900	Micron Technology, Inc.[a]	151,765
179,900	Microsoft Corporation	4,808,727
3,300	Molex, Inc.	90,189
6,755	Motorola Solutions, Inc.	376,118
8,500	NetApp, Inc.[a]	285,175
14,550	NVIDIA Corporation	178,820
89,437	Oracle Corporation	2,980,041
7,600	Paychex, Inc.	236,664
40,000	QUALCOMM, Inc.	2,480,800
4,500	Red Hat, Inc.[a]	238,320
6,700	SAIC, Inc.	75,844
3,100	Salesforce.com, Inc.[a]	521,110
5,700	SanDisk Corporation[a]	248,292
8,400	Seagate Technology plc	256,032
16,524	Symantec Corporation[a]	310,816
10,100	TE Connectivity, Ltd.	374,912
4,000	Teradata Corporation[a]	247,560
4,400	Teradyne, Inc.[a]	74,316
26,700	Texas Instruments, Inc.	826,098
3,800	Total System Services, Inc.	81,396
3,700	VeriSign, Inc.[a]	143,634
12,300	Visa, Inc.	1,864,434
5,300	Western Digital Corporation	225,197
14,180	Western Union Company	192,990
30,685	Xerox Corporation	209,272
6,200	Xilinx, Inc.	222,580
24,500	Yahoo!, Inc.[a]	487,550

	Total	57,803,713

Materials (3.5%)
5,000	Air Products and Chemicals, Inc.	420,100
1,700	Airgas, Inc.	155,193
25,064	Alcoa, Inc.	217,555
2,569	Allegheny Technologies, Inc.	77,995
3,700	Ball Corporation	165,575
2,500	Bemis Company, Inc.	83,650
1,500	CF Industries Holdings, Inc.	304,740
3,400	Cliffs Natural Resources, Inc.[b]	131,104
28,193	Dow Chemical Company	911,198
21,811	E.I. du Pont de Nemours and Company	980,841
3,600	Eastman Chemical Company	244,980
6,200	Ecolab, Inc.	445,780
3,300	FMC Corporation	193,116
22,292	Freeport-McMoRan Copper & Gold, Inc.	762,386
2,000	International Flavors & Fragrances, Inc.	133,080
10,271	International Paper Company	409,197
9,000	LyondellBasell Industries NV	513,810
4,081	MeadWestvaco Corporation	130,061
12,578	Monsanto Company	1,190,508
6,500	Mosaic Company	368,095
11,648	Newmont Mining Corporation	540,933

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (99.2%)	Value
Materials (3.5%) - continued
7,500	Nucor Corporation	$323,850
3,900	Owens-Illinois, Inc.[a]	82,953
3,600	PPG Industries, Inc.	487,260
7,000	Praxair, Inc.	766,150
4,552	Sealed Air Corporation	79,706
2,900	Sigma-Aldrich Corporation	213,382
3,400	United States Steel Corporation[b]	81,158
3,100	Vulcan Materials Company	161,355

	Total	10,575,711

Telecommunications Services (3.1%)
135,439	AT&T, Inc.	4,565,649
14,625	CenturyLink, Inc.	572,130
6,900	Crown Castle International Corporation[a]	497,904
23,478	Frontier Communications Corporation[b]	100,486
7,500	MetroPCS Communications, Inc.[a]	74,550
70,420	Sprint Nextel Corporation[a]	399,281
66,896	Verizon Communications, Inc.	2,894,590
13,807	Windstream Corporation[b]	114,322

	Total	9,218,912

Utilities (3.4%)
14,600	AES Corporation	156,220
2,805	AGL Resources, Inc.	112,116
5,700	Ameren Corporation	175,104
11,360	American Electric Power Company, Inc.	484,845
10,073	CenterPoint Energy, Inc.	193,905
6,300	CMS Energy Corporation	153,594
6,900	Consolidated Edison, Inc.	383,226
13,494	Dominion Resources, Inc.	698,989
4,100	DTE Energy Company	246,205
16,502	Duke Energy Corporation	1,052,828
7,600	Edison International, Inc.	343,444
4,200	Entergy Corporation	267,750
20,074	Exelon Corporation	597,001
9,834	FirstEnergy Corporation	410,668
1,915	Integrys Energy Group, Inc.	100,001
10,000	NextEra Energy, Inc.	691,900
7,409	NiSource, Inc.	184,410
7,400	Northeast Utilities	289,192
7,700	NRG Energy, Inc.	177,023
4,900	ONEOK, Inc.	209,475
5,400	Pepco Holdings, Inc.	105,894
10,000	PG&E Corporation	401,800
2,600	Pinnacle West Capital Corporation	132,548
13,600	PPL Corporation	389,368
11,900	Public Service Enterprise Group, Inc.	364,140
3,100	SCANA Corporation	141,484
5,275	Sempra Energy	374,208
20,500	Southern Company	877,605
4,800	TECO Energy, Inc.	80,448
5,500	Wisconsin Energy Corporation	202,675
11,405	Xcel Energy, Inc.	304,628

	Total	10,302,694

	Total Common Stock (cost $235,565,679)	301,380,598

Shares	Collateral Held for Securities Loaned (0.5%)	Value
1,526,426	Thrivent Cash Management Trust	$1,526,426

	Total Collateral Held for Securities Loaned (cost $1,526,426)	1,526,426

Shares or Principal Amount	Short-Term Investments (0.7%)	Value
2,166,703	Thrivent Cash Management Trust	2,166,703

	Total Short-Term Investments (at amortized cost)	2,166,703

	Total Investments (cost $239,258,808) 100.4%	$305,073,727

	Other Assets and Liabilities, Net (0.4%)	(1,105,286)

	Total Net Assets 100.0%	$303,968,441

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	At December 31, 2012, $1,066,060 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT -	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$75,273,283
Gross unrealized depreciation	(29,581,064)

Net unrealized appreciation (depreciation)	$45,692,219

Cost for federal income tax purposes	$259,381,508

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2012, in valuing Large Cap Index Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	35,125,851	35,125,851	—	—
Consumer Staples	32,005,380	32,005,380	—	—
Energy	33,013,480	33,013,480	—	—
Financials	46,896,037	46,896,037	—	—
Health Care	35,968,094	35,968,094	—	—
Industrials	30,470,726	30,470,726	—	—
Information Technology	57,803,713	57,803,713	—	—
Materials	10,575,711	10,575,711	—	—
Telecommunications Services	9,218,912	9,218,912	—	—
Utilities	10,302,694	10,302,694	—	—
Collateral Held for Securities Loaned	1,526,426	1,526,426	—	—
Short-Term Investments	2,166,703	2,166,703	—	—

Total	$305,073,727	$305,073,727	$—	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives
Futures Contracts	22,482	22,482	—	—

Total Liability Derivatives	$22,482	$22,482	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2012. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Futures	6	March 2013	$2,152,632	$2,130,150	($22,482)
Total Futures Contracts					($22,482)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2012, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	22,482
Total Equity Contracts		22,482

Total Liability Derivatives		$22,482

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2012

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2012, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	813,706
Total Equity Contracts		813,706

Total		$813,706

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2012, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(203,771)
Total Equity Contracts		(203,771)

Total		($203,771)

The following table presents Large Cap Index Portfolio’s average volume of derivative activity during the period ended December 31, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Equity Contracts	$4,291,820	1.4%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Index Portfolio, is as follows:

Portfolio	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at December 31, 2012	Value December 31, 2012	Income Earned January 1, 2012 - December 31, 2012
Cash Management Trust- Collateral Investment	$1,237,026	$25,493,345	$25,203,945	1,526,426	$1,526,426	$22,426
Cash Management Trust- Short Term Investment	—	9,822,633	7,655,930	2,166,703	2,166,703	1,148
Total Value and Income Earned	1,237,026				3,693,129	23,574

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (93.5%)	Value
Consumer Discretionary (8.4%)
3,300	Advance Auto Parts, Inc.	$238,755
13,000	Apollo Group, Inc.[a]	271,960
12,400	Comcast Corporation	463,512
4,800	DIRECTV[a]	240,768
21,400	Ford Motor Company	277,130
6,700	Hanesbrands, Inc.[a]	239,994
17,600	Home Depot, Inc.	1,088,560
6,900	Kohl’s Corporation	296,562
6,800	Lowe’s Companies, Inc.	241,536
12,300	Macy’s, Inc.	479,946
6,100	McDonald’s Corporation	538,081
500	Priceline.com, Inc.[a]	310,600
16,700	Reed Elsevier NV ADR	493,986
12,100	Ross Stores, Inc.	655,215
2,500	Sherwin-Williams Company	384,550
6,200	Target Corporation	366,854
23,400	Thomson Reuters Corporation	680,004
18,500	TJX Companies, Inc.	785,325
5,500	Toyota Motor Corporation ADR	512,875

	Total	8,566,213

Consumer Staples (9.4%)
4,100	Anheuser-Busch InBev NV ADR	358,381
1,300	British American Tobacco plc ADR	131,625
5,850	Brown-Forman Corporation	370,012
9,100	Campbell Soup Company[b]	317,499
36,200	Coca-Cola Company	1,312,250
6,700	Colgate-Palmolive Company	700,418
7,000	Companhia de Bebidas das Americas ADR	293,930
11,000	Constellation Brands, Inc.[a]	389,290
4,900	Energizer Holdings, Inc.	391,902
9,600	General Mills, Inc.	387,936
4,300	Kellogg Company	240,155
2,000	Lorillard, Inc.	233,340
10,500	Molson Coors Brewing Company	449,295
27,300	Mondelez International, Inc.	695,331
4,900	PepsiCo, Inc.	335,307
9,100	Post Holdings, Inc.[a]	311,675
11,900	Prestige Brands Holdings, Inc.[a]	238,357
5,500	Reynolds American, Inc.	227,865
6,100	Spectrum Brands Holdings, Inc.[a]	274,073
8,700	Unilever NV ADR[b]	333,210
9,000	Unilever plc ADR	348,480
4,800	Universal Corporation	239,568
6,800	Walgreen Company	251,668
11,100	Wal-Mart Stores, Inc.	757,353

	Total	9,588,920

Energy (11.3%)
7,000	BP plc ADR	291,480
11,500	C&J Energy Services, Inc.[a,b]	246,560
6,100	Canadian Natural Resources, Ltd.	176,107
11,200	Chevron Corporation	1,211,168
2,800	China Petroleum & Chemical Corporation	321,776
1,000	CNOOC, Ltd. ADR	220,000
17,800	ConocoPhillips	1,032,222
3,500	Diamond Offshore Drilling, Inc.	237,860
4,700	Ecopetrol SA ADR[b]	280,449
25,300	Exxon Mobil Corporation	2,189,715
6,500	Golar LNG, Ltd.	239,070
5,600	HollyFrontier Corporation	260,680
4,600	Imperial Oil, Ltd.	197,800
29,300	Kinder Morgan, Inc.	1,035,169
7,200	Marathon Petroleum Corporation	453,600
4,800	PetroChina Company, Ltd. ADR[b]	690,144
15,500	Petroleo Brasileiro SA ADR	301,785
14,500	Phillips 66	769,950
4,153	Royal Dutch Shell plc ADR, Class A	286,349
7,500	Royal Dutch Shell plc ADR, Class B	531,675
7,700	Suncor Energy, Inc. ADR	253,946
6,700	Total SA ADR	348,467

	Total	11,575,972

Financials (24.1%)
17,900	Aflac, Inc.	950,848
1,000	Alexandria Real Estate Equities, Inc.	69,320
9,000	American Express Company	517,320
11,200	American Tower Corporation	865,424
16,800	Annaly Capital Management, Inc.	235,872
2,200	Apartment Investment & Management Company	59,532
14,300	Assurant, Inc.	496,210
1,200	AvalonBay Communities, Inc.	162,708
37,882	Banco Bilbao Vizcaya Argentaria SA ADR[b]	356,848
38,500	Bank of America Corporation	446,600
3,900	Bank of Montreal	239,070
2,800	BioMed Realty Trust, Inc.	54,124
1,900	Boston Properties, Inc.	201,039
1,300	BRE Properties, Inc.	66,079
1,200	Camden Property Trust	81,852
3,800	Canadian Imperial Bank Of Commerce	306,318
4,200	Capital One Financial Corporation	243,306
35,200	CapitalSource, Inc.	266,816
2,700	CBL & Associates Properties, Inc.	57,267
23,300	CBOE Holdings, Inc.	686,418
1,900	CommonWealth REIT	30,096
1,700	Corporate Office Properties Trust	42,466
4,500	DDR Corporation	70,470
3,600	DiamondRock Hospitality Company	32,400
1,400	Digital Realty Trust, Inc.	95,046
4,200	Duke Realty Corporation	58,254
800	Equity Lifestyle Properties, Inc.	53,832
8,200	Equity Residential	464,694
500	Essex Property Trust, Inc.	73,325
900	Federal Realty Investment Trust	93,618
6,400	General Growth Properties, Inc.	127,040
3,800	Goldman Sachs Group, Inc.	484,728
5,200	HCP, Inc.	234,936
2,600	Health Care REIT, Inc.	159,354
1,500	Highwoods Properties, Inc.	50,175
900	Home Properties, Inc.	55,179
2,300	Hospitality Properties Trust	53,866
9,400	Host Hotels & Resorts, Inc.	147,298
7,600	HSBC Holdings plc ADR	403,332
33,500	iShares S&P U.S. Preferred Stock Index Fund	1,327,270
17,100	Itau Unibanco Holding SA ADR	281,466

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (93.5%)	Value
Financials (24.1%) - continued
30,700	J.P. Morgan Chase & Company	$1,349,879
1,100	Kilroy Realty Corporation	52,107
5,800	Kimco Realty Corporation	112,056
1,600	LaSalle Hotel Properties	40,624
1,900	Liberty Property Trust	67,963
1,900	Macerich Company	110,770
1,800	Mack-Cali Realty Corporation	46,998
17,700	Manulife Financial Corporation	240,543
10,700	Marsh & McLennan Companies, Inc.	368,829
58,600	Mitsubishi UFJ Financial Group, Inc. ADR	317,612
48,400	New York Community Bancorp, Inc.[b]	634,040
2,000	Omega Healthcare Investors, Inc.	47,700
3,100	Piedmont Office Realty Trust, Inc.	55,955
2,500	Plum Creek Timber Company, Inc.	110,925
12,200	Popular, Inc.[a]	253,638
47,100	PowerShares Preferred Portfolio	691,428
28,700	Progressive Corporation	605,570
5,978	Prologis, Inc.	218,137
12,800	Prudential plc ADR[b]	365,440
4,400	Public Storage, Inc.	637,824
1,800	Rayonier, Inc. REIT	93,294
2,100	Realty Income Corporation	84,441
1,500	Regency Centers Corporation	70,680
1,800	RLJ Lodging Trust	34,866
22,200	Royal Bank of Scotland Group plc ADR[a,b]	239,538
2,700	Senior Housing Property Trust	63,828
3,600	Simon Property Group, Inc.	569,124
1,300	SL Green Realty Corporation	99,645
14,400	SLM Corporation	246,672
53,170	SPDR Dow Jones Wilshire International Real Estate ETF	2,198,580
1,000	Taubman Centers, Inc.	78,720
18,400	Travelers Companies, Inc.	1,321,488
27,000	UBS AG ADR[a]	424,980
3,300	UDR, Inc.	78,474
16,200	Vanguard Dividend Appreciation Index Fund ETF	965,034
1,300	Vanguard REIT ETF	85,540
3,722	Ventas, Inc.	240,888
2,400	Vornado Realty Trust	192,192
2,200	Weingarten Realty Investors	58,894
7,300	Wells Fargo & Company	249,514
7,200	Weyerhaeuser Company REIT	200,304

	Total	24,626,550

Health Care (11.1%)
22,300	Abbott Laboratories	1,460,650
8,900	Aetna, Inc.	412,070
9,300	Amgen, Inc.	802,776
26,400	Bristol-Myers Squibb Company	860,376
17,300	Eli Lilly and Company	853,236
11,800	Forest Laboratories, Inc.[a]	416,776
5,300	GlaxoSmithKline plc ADR	230,391
11,400	HealthSouth Corporation[a]	240,654
5,100	Johnson & Johnson	357,510
2,900	Laboratory Corporation of America Holdings[a]	251,198
25,900	Medtronic, Inc.	1,062,418
5,400	Merck & Company, Inc.	221,076
4,050	Novartis AG ADR	256,365
900	Novo Nordisk A/S ADR	146,889
45,500	PDL BioPharma, Inc.[b]	320,775
43,200	Pfizer, Inc.	1,083,456
4,200	Quest Diagnostics, Inc.	244,734
7,900	Sanofi ADR	374,302
6,700	Smith & Nephew plc ADR[b]	371,180
16,200	UnitedHealth Group, Inc.	878,688
21,300	Warner Chilcott plc	256,452
2,700	Watson Pharmaceuticals, Inc.[a]	232,200

	Total	11,334,172

Industrials (6.5%)
10,400	3M Company	965,640
2,200	Canadian National Railway Company	200,222
5,900	Danaher Corporation	329,810
3,400	Dun & Bradstreet Corporation	267,410
26,900	GenCorp, Inc.[a]	246,135
6,000	Huntington Ingalls Industries, Inc.	260,040
8,200	Lockheed Martin Corporation	756,778
16,400	Northrop Grumman Corporation	1,108,312
22,200	Pitney Bowes, Inc.[b]	236,208
2,500	Siemens AG ADR	273,675
3,100	Union Pacific Corporation	389,732
9,800	United Parcel Service, Inc.	722,554
18,000	Verisk Analytics, Inc.[a]	918,000

	Total	6,674,516

Information Technology (8.9%)
6,900	Accenture plc	458,850
25,100	Activision Blizzard, Inc.	266,562
7,600	AOL, Inc.[a]	225,036
790	Apple, Inc.	421,094
8,100	Avnet, Inc.[a]	247,941
6,000	BMC Software, Inc.[a]	237,960
4,700	Canon, Inc. ADR[b]	184,287
9,400	Comtech Telecommunications Corporation	238,572
9,300	GameStop Corporation[b]	233,337
37,100	Intel Corporation	765,373
6,900	International Business Machines Corporation	1,321,695
11,500	j2 Global, Inc.[b]	351,670
1,900	MasterCard, Inc.	933,432
61,900	Microsoft Corporation	1,654,587
7,500	Oracle Corporation	249,900
4,600	SAP AG ADR[b]	369,748
14,200	Seagate Technology plc	432,816
11,100	Taiwan Semiconductor Manufacturing Company, Ltd. ADR	190,476
6,700	Western Digital Corporation	284,683

	Total	9,068,019

Materials (4.1%)
7,500	BHP Billiton plc ADR[b]	527,775
6,000	BHP Billiton, Ltd. ADR	470,640
2,200	CF Industries Holdings, Inc.	446,952
4,600	Monsanto Company	435,390
7,500	PPG Industries, Inc.	1,015,125

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (93.5%)	Value
Materials (4.1%) - continued
8,500	Rio Tinto plc ADR[b]	$493,765
13,800	Southern Copper Corporation	522,468
12,300	Vale SA SP ADR	257,808

	Total	4,169,923

Telecommunications Services (4.9%)
11,400	America Movil SAB de CV ADR	263,796
32,900	AT&T, Inc.	1,109,059
8,100	Atlantic Tele-Network, Inc.	297,351
6,400	CenturyLink, Inc.	250,368
7,700	China Mobile, Ltd. ADR	452,144
16,200	NTT DOCOMO, Inc. ADR[b]	233,442
13,500	Telefonica SA ADR	182,115
4,300	TELUS Corporation	280,102
39,800	Verizon Communications, Inc.	1,722,146
7,800	Vodafone Group plc ADR	196,482

	Total	4,987,005

Utilities (4.8%)
26,300	American Electric Power Company, Inc.	1,122,484
12,200	CenterPoint Energy, Inc.	234,850
13,500	Consolidated Edison, Inc.	749,790
3,700	Empresa Nacional de Electricidad SA ADR	180,597
14,100	PNM Resources, Inc.	289,191
32,000	Public Service Enterprise Group, Inc.	979,200
24,800	Southern Company	1,061,688
6,400	Wisconsin Energy Corporation	235,840

	Total	4,853,640

	Total Common Stock (cost $91,117,596)	95,444,930

Principal Amount	Long-Term Fixed Income (4.9%)
Energy (0.4%)
	Enbridge Energy Partners, LP
350,000	8.050%, 10/1/2037	397,536

	Total	397,536

Financials (3.7%)
	Aegon NV
500,000	1.867%, 7/29/2049[c,d]	290,000
	American International Group, Inc.
150,000	8.175%, 5/15/2058	195,375
	Bank of America Corporation
305,000	7.625%, 6/1/2019	390,269
	BBVA International Preferred SA Unipersonal
175,000	5.919%, 12/29/2049[d]	141,750
	J.P. Morgan Chase & Company
175,000	7.900%, 4/29/2049[d]	198,277
	Liberty Mutual Group, Inc.
350,000	10.750%, 6/15/2058[e]	521,500
	MetLife Capital Trust IV
400,000	7.875%, 12/15/2037[e]	490,000
	Reinsurance Group of America, Inc.
425,000	6.750%, 12/15/2065	424,469
	Wachovia Capital Trust III
250,000	5.570%, 3/15/2042[c,d]	248,750
	XL Group plc
475,000	6.500%, 12/31/2049[b,d]	444,125
	ZFS Finance USA Trust II
400,000	6.450%, 12/15/2065[e]	428,000

	Total	3,772,515

Utilities (0.8%)
	Enterprise Products Operating, LLC
425,000	7.034%, 1/15/2068	486,625
	Southern California Edison Company
315,000	6.250%, 8/1/2049[d]	341,999

	Total	828,624

	Total Long-Term Fixed Income (cost $4,386,199)	4,998,675

Shares	Preferred Stock (0.5%)
Financials (0.4%)
5,000	Bank of America Corporation[d]	127,800
2,500	J.P. Morgan Chase Capital XXIX	63,875
8,000	U.S. Bancorp[d]	229,120

	Total	420,795

Utilities (0.1%)
2,870	Xcel Energy, Inc.	72,611

	Total	72,611

	Total Preferred Stock (cost $461,631)	493,406

	Collateral Held for Securities Loaned (6.1%)
6,245,979	Thrivent Cash Management Trust	6,245,979

	Total Collateral Held for Securities Loaned (cost $6,245,979)	6,245,979

Shares or Principal Amount	Short-Term Investments (0.2%)
	Federal Home Loan Bank Discount Notes
100,000	0.137%, 6/7/2013[f,g]	99,940
96,842	Thrivent Cash Management Trust	96,842

	Total Short-Term Investments (at amortized cost)	196,782

	Total Investments (cost $102,408,187) 105.2%	$107,379,772

	Other Assets and Liabilities, Net (5.2%)	(5,318,838)

	Total Net Assets 100.0%	$102,060,934

a	Non-income producing security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of December 31, 2012

b	All or a portion of the security is on loan.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2012.
d	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
e	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2012, the value of these investments was $1,439,500 or 1.4% of total net assets.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	At December 31, 2012, $99,940 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT -	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
ETF -	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$6,844,212
Gross unrealized depreciation	(1,996,913)

Net unrealized appreciation (depreciation)	$4,847,299

Cost for federal income tax purposes	$102,532,473

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2012, in valuing Equity Income Plus Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	8,566,213	8,566,213	—	—
Consumer Staples	9,588,920	9,588,920	—	—
Energy	11,575,972	11,575,972	—	—
Financials	24,626,550	24,626,550	—	—
Health Care	11,334,172	11,334,172	—	—
Industrials	6,674,516	6,674,516	—	—
Information Technology	9,068,019	9,068,019	—	—
Materials	4,169,923	4,169,923	—	—
Telecommunications Services	4,987,005	4,987,005	—	—
Utilities	4,853,640	4,853,640	—	—
Long-Term Fixed Income
Energy	397,536	—	397,536	—
Financials	3,772,515	—	3,772,515	—
Utilities	828,624	—	828,624	—
Preferred Stock
Financials	420,795	420,795	—	—
Utilities	72,611	72,611	—	—
Collateral Held for Securities Loaned	6,245,979	6,245,979	—	—
Short-Term Investments	196,782	96,842	99,940	—

Total	$107,379,772	$102,281,157	$5,098,615	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives
Futures Contracts	6,375	6,375	—	—

Total Liability Derivatives	$6,375	$6,375	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2012. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Mini-Futures	6	March 2013	$432,405	$426,030	($6,375)
Total Futures Contracts					($6,375)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of December 31, 2012

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2012, for Equity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	6,375
Total Equity Contracts		6,375

Total Liability Derivatives		$6,375

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2012, for Equity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/ (Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	(225,240)
Options Purchased	Net realized gains/(losses) on Investments	(127,099)
Futures	Net realized gains/(losses) on Futures contracts	1,082,370
Total Equity Contracts		730,031

Total		$730,031

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2012, for Equity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	89,026
Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	99,200
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(181,440)
Total Equity Contracts		6,786

Total		$6,786

The following table presents Equity Income Plus Portfolio’s average volume of derivative activity during the period ended December 31, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$3,751,433	3.8%	109

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of December 31, 2012

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Equity Income Plus Portfolio, is as follows:

Portfolio	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at December 31, 2012	Value December 31, 2012	Income Earned January 1, 2012 - December 31, 2012
Cash Management Trust- Collateral Investment	$—	$29,682,532	$23,436,553	6,245,979	$6,245,979	$33,937
Cash Management Trust- Short Term Investment	—	1,358,144	1,261,302	96,842	96,842	25
Total Value and Income Earned	—				6,342,821	33,962

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (65.7%)	Value
Consumer Discretionary (7.7%)
1,100	Abercrombie & Fitch Company	$52,767
4,400	Amazon.com, Inc.[a]	1,105,016
1,300	Apollo Group, Inc.[a]	27,196
500	AutoNation, Inc.[a]	19,850
400	AutoZone, Inc.[a]	141,772
2,900	Bed Bath & Beyond, Inc.[a]	162,139
3,375	Best Buy Company, Inc.	39,994
800	Big Lots, Inc.[a]	22,768
1,400	BorgWarner, Inc.[a]	100,268
2,700	Cablevision Systems Corporation	40,338
2,900	CarMax, Inc.[a]	108,866
5,500	Carnival Corporation	202,235
7,362	CBS Corporation	280,124
400	Chipotle Mexican Grill, Inc.[a]	118,984
3,600	Coach, Inc.	199,836
32,965	Comcast Corporation	1,232,232
3,300	D.R. Horton, Inc.	65,274
1,600	Darden Restaurants, Inc.	72,112
3,600	Delphi Automotive plc[a]	137,700
7,800	DIRECTV[a]	391,248
3,100	Discovery Communications, Inc.[a]	196,788
3,300	Dollar General Corporation[a]	145,497
2,900	Dollar Tree, Inc.[a]	117,624
1,100	Expedia, Inc.	67,595
1,300	Family Dollar Stores, Inc.	82,433
46,088	Ford Motor Company	596,839
600	Fossil, Inc.[a]	55,860
2,900	Gannett Company, Inc.	52,229
3,600	Gap, Inc.	111,744
1,400	Garmin, Ltd.	57,148
2,000	Genuine Parts Company	127,160
2,800	Goodyear Tire & Rubber Company[a]	38,668
3,100	H&R Block, Inc.	57,567
2,900	Harley-Davidson, Inc.	141,636
900	Harman International Industries, Inc.	40,176
1,500	Hasbro, Inc.[b]	53,850
18,500	Home Depot, Inc.	1,144,225
3,100	International Game Technology	43,927
4,989	Interpublic Group of Companies, Inc.	54,979
1,700	J.C. Penney Company, Inc.[b]	33,507
8,400	Johnson Controls, Inc.	257,880
2,700	Kohl’s Corporation	116,046
1,600	Leggett & Platt, Inc.	43,552
2,100	Lennar Corporation[b]	81,207
2,962	Limited Brands, Inc.	139,392
14,000	Lowe’s Companies, Inc.	497,280
5,000	Macy’s, Inc.	195,100
3,063	Marriott International, Inc.	114,158
4,225	Mattel, Inc.	154,719
12,500	McDonald’s Corporation	1,102,625
3,500	McGraw-Hill Companies, Inc.	191,345
700	Netflix, Inc.[a]	64,946
3,426	Newell Rubbermaid, Inc.	76,297
25,100	News Corporation	641,054
9,200	NIKE, Inc.	474,720
1,900	Nordstrom, Inc.	101,650
3,300	Omnicom Group, Inc.	164,868
1,500	O’Reilly Automotive, Inc.[a]	134,130
1,300	PetSmart, Inc.	88,842
600	Priceline.com, Inc.[a]	372,720
4,037	Pulte Group, Inc.[a]	73,312
800	Ralph Lauren Corporation	119,936
2,800	Ross Stores, Inc.	151,620
1,100	Scripps Networks Interactive	63,712
1,000	Sherwin-Williams Company	153,820
800	Snap-On, Inc.	63,192
8,100	Staples, Inc.[b]	92,340
9,400	Starbucks Corporation	504,028
2,500	Starwood Hotels & Resorts Worldwide, Inc.	143,400
8,100	Target Corporation	479,277
1,500	Tiffany & Company	86,010
3,780	Time Warner Cable, Inc.	367,378
11,716	Time Warner, Inc.	560,376
9,000	TJX Companies, Inc.	382,050
1,300	TripAdvisor, Inc.[a]	54,548
1,400	Urban Outfitters, Inc.[a]	55,104
1,100	VF Corporation	166,067
5,862	Viacom, Inc.	309,162
22,087	Walt Disney Company	1,099,712
60	Washington Post Company	21,913
1,058	Whirlpool Corporation	107,651
1,832	Wyndham Worldwide
	Corporation	97,481
1,000	Wynn Resorts, Ltd.	112,490
5,620	Yum! Brands, Inc.	373,168

	Total	18,390,449

Consumer Staples (7.0%)
24,700	Altria Group, Inc.	776,074
7,941	Archer-Daniels-Midland Company	217,504
5,400	Avon Products, Inc.	77,544
2,000	Beam, Inc.	122,180
1,887	Brown-Forman Corporation	119,353
2,300	Campbell Soup Company	80,247
1,700	Clorox Company	124,474
47,400	Coca-Cola Company	1,718,250
3,500	Coca-Cola Enterprises, Inc.	111,055
5,500	Colgate-Palmolive Company	574,970
4,800	ConAgra Foods, Inc.	141,600
1,800	Constellation Brands, Inc.[a]	63,702
5,400	Costco Wholesale Corporation	533,358
15,705	CVS Caremark Corporation	759,337
2,200	Dean Foods Company[a]	36,322
2,600	Dr. Pepper Snapple Group, Inc.	114,868
3,000	Estee Lauder Companies, Inc.	179,580
7,700	General Mills, Inc.	311,157
3,950	H.J. Heinz Company	227,836
1,900	Hershey Company	137,218
1,400	Hormel Foods Corporation	43,694
1,455	J.M. Smucker Company	125,479
3,100	Kellogg Company	173,135
4,880	Kimberly-Clark Corporation	412,018
7,320	Kraft Foods Group, Inc.	332,840
6,600	Kroger Company	171,732
1,700	Lorillard, Inc.	198,339
1,600	McCormick & Company, Inc.	101,648
2,522	Mead Johnson Nutrition Company	166,175
2,000	Molson Coors Brewing Company	85,580
21,160	Mondelez International, Inc.	538,945
1,800	Monster Beverage Corporation[a]	95,184

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (65.7%)	Value
Consumer Staples (7.0%) - continued
19,197	PepsiCo, Inc.	$1,313,651
20,800	Philip Morris International, Inc.	1,739,712
33,879	Procter & Gamble Company	2,300,045
4,100	Reynolds American, Inc.	169,863
2,800	Safeway, Inc.[b]	50,652
7,000	Sysco Corporation	221,620
3,400	Tyson Foods, Inc.	65,960
10,500	Walgreen Company	388,605
20,600	Wal-Mart Stores, Inc.	1,405,538
2,100	Whole Foods Market, Inc.	191,793

	Total	16,718,837

Energy (7.2%)
6,236	Anadarko Petroleum Corporation	463,397
4,868	Apache Corporation	382,138
5,461	Baker Hughes, Inc.	223,027
2,500	Cabot Oil & Gas Corporation	124,350
3,100	Cameron International Corporation[a]	175,026
6,300	Chesapeake Energy Corporation	104,706
24,174	Chevron Corporation	2,614,177
14,982	ConocoPhillips	868,806
2,900	Consol Energy, Inc.	93,090
4,500	Denbury Resources, Inc.[a]	72,900
4,700	Devon Energy Corporation	244,588
900	Diamond Offshore Drilling, Inc.	61,164
2,900	Ensco plc	171,912
3,300	EOG Resources, Inc.	398,607
1,900	EQT Corporation	112,062
56,834	Exxon Mobil Corporation	4,918,983
3,000	FMC Technologies, Inc.[a]	128,490
11,500	Halliburton Company	398,935
1,400	Helmerich & Payne, Inc.	78,414
3,700	Hess Corporation	195,952
7,700	Kinder Morgan, Inc.	272,041
8,622	Marathon Oil Corporation	264,351
4,261	Marathon Petroleum Corporation	268,443
2,300	Murphy Oil Corporation	136,965
3,400	Nabors Industries, Ltd.[a]	49,130
5,300	National Oilwell Varco, Inc.	362,255
1,700	Newfield Exploration Company[a]	45,526
3,200	Noble Corporation	111,424
2,200	Noble Energy, Inc.	223,828
10,000	Occidental Petroleum Corporation	766,100
3,300	Peabody Energy Corporation	87,813
7,791	Phillips 66	413,702
1,600	Pioneer Natural Resources Company	170,544
2,200	QEP Resources, Inc.	66,594
2,000	Range Resources Corporation	125,660
1,500	Rowan Companies plc[a]	46,905
16,325	Schlumberger, Ltd.	1,131,159
4,300	Southwestern Energy Company[a]	143,663
8,121	Spectra Energy Corporation	222,353
1,800	Tesoro Corporation	79,290
6,700	Valero Energy Corporation	228,604
8,400	Williams Companies, Inc.	275,016
2,333	WPX Energy, Inc.[a]	34,715

	Total	17,356,805

Financials (10.1%)
4,200	ACE, Ltd.	335,160
5,700	Aflac, Inc.	302,784
5,896	Allstate Corporation	236,842
12,200	American Express Company	701,256
18,220	American International Group, Inc.[a]	643,166
4,800	American Tower Corporation	370,896
2,640	Ameriprise Financial, Inc.	165,343
4,050	Aon plc	225,180
1,554	Apartment Investment & Management Company	42,051
1,100	Assurant, Inc.	38,170
1,453	AvalonBay Communities, Inc.	197,012
131,954	Bank of America Corporation	1,530,666
14,301	Bank of New York Mellon Corporation	367,536
8,500	BB&T Corporation	247,435
22,550	Berkshire Hathaway, Inc.[a]	2,022,735
1,500	BlackRock, Inc.	310,065
1,900	Boston Properties, Inc.	201,039
7,065	Capital One Financial Corporation	409,275
3,600	CBRE Group, Inc.[a]	71,640
12,725	Charles Schwab Corporation	182,731
3,300	Chubb Corporation	248,556
1,551	Cincinnati Financial Corporation	60,737
36,138	Citigroup, Inc.	1,429,619
3,800	CME Group, Inc.	192,698
2,300	Comerica, Inc.	69,782
6,295	Discover Financial Services	242,672
2,730	E*TRADE Financial Corporation[a]	24,434
4,000	Equity Residential	226,680
10,416	Fifth Third Bancorp	158,219
2,344	First Horizon National Corporation	23,229
1,700	Franklin Resources, Inc.	213,690
5,600	Genworth Financial, Inc.[a]	42,056
5,500	Goldman Sachs Group, Inc.	701,580
5,200	Hartford Financial Services Group, Inc.	116,688
5,400	HCP, Inc.	243,972
3,100	Health Care REIT, Inc.	189,999
8,547	Host Hotels & Resorts, Inc.	133,931
5,000	Hudson City Bancorp, Inc.	40,650
8,616	Huntington Bancshares, Inc.	55,056
1,000	IntercontinentalExchange, Inc.[a]	123,810
5,300	Invesco, Ltd.	138,277
46,624	J.P. Morgan Chase & Company	2,050,057
9,700	KeyCorp	81,674
4,600	Kimco Realty Corporation	88,872
1,400	Legg Mason, Inc.	36,008
2,300	Leucadia National Corporation	54,717
3,411	Lincoln National Corporation	88,345
3,800	Loews Corporation	154,850
1,500	M&T Bank Corporation[b]	147,705
6,400	Marsh & McLennan Companies, Inc.	220,608
13,016	MetLife, Inc.	428,747
2,300	Moody’s Corporation	115,736
16,790	Morgan Stanley	321,025
1,200	NASDAQ OMX Group, Inc.	30,012
2,700	Northern Trust Corporation	135,432
2,900	NYSE Euronext	91,466
3,200	People’s United Financial, Inc.	38,688

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (65.7%)	Value
Financials (10.1%) - continued
1,900	Plum Creek Timber Company, Inc.	$84,303
6,520	PNC Financial Services Group, Inc.	380,181
3,200	Principal Financial Group, Inc.	91,264
6,500	Progressive Corporation	137,150
5,681	Prologis, Inc.	207,300
5,800	Prudential Financial, Inc.	309,314
1,800	Public Storage, Inc.	260,928
16,300	Regions Financial Corporation	116,056
3,653	Simon Property Group, Inc.	577,503
5,400	SLM Corporation	92,502
5,900	State Street Corporation	277,359
6,600	SunTrust Banks, Inc.	187,110
3,200	T. Rowe Price Group, Inc.	208,416
1,100	Torchmark Corporation	56,837
4,825	Travelers Companies, Inc.	346,532
23,121	U.S. Bancorp	738,485
2,858	Unum Group	59,504
3,700	Ventas, Inc.	239,464
2,170	Vornado Realty Trust	173,774
60,482	Wells Fargo & Company	2,067,275
6,440	Weyerhaeuser Company REIT	179,161
3,400	XL Group plc	85,204
2,100	Zions Bancorporation	44,940

	Total	24,281,821

Health Care (7.9%)
19,300	Abbott Laboratories	1,264,150
4,156	Aetna, Inc.	192,423
2,300	Alexion Pharmaceuticals, Inc.[a]	215,763
3,800	Allergan, Inc.	348,574
3,000	AmerisourceBergen Corporation	129,540
9,552	Amgen, Inc.	824,529
6,800	Baxter International, Inc.	453,288
2,500	Becton, Dickinson and Company	195,475
2,830	Biogen Idec, Inc.[a]	415,076
15,850	Boston Scientific Corporation[a]	90,821
20,405	Bristol-Myers Squibb Company	664,999
1,000	C.R. Bard, Inc.	97,740
4,275	Cardinal Health, Inc.	176,044
2,687	CareFusion Corporation[a]	76,794
5,400	Celgene Corporation[a]	425,088
1,700	Cerner Corporation[a]	131,988
3,600	CIGNA Corporation	192,456
1,750	Coventry Health Care, Inc.	78,453
6,000	Covidien plc	346,440
1,100	DaVita, Inc.[a]	121,583
1,700	DENTSPLY International, Inc.	67,337
1,500	Edwards Lifesciences Corporation[a]	135,255
12,400	Eli Lilly and Company	611,568
9,977	Express Scripts Holding Company[a]	538,758
2,800	Forest Laboratories, Inc.[a]	98,896
9,400	Gilead Sciences, Inc.[a]	690,430
2,130	Hospira, Inc.[a]	66,541
2,000	Humana, Inc.	137,260
500	Intuitive Surgical, Inc.[a]	245,185
35,306	Johnson & Johnson	2,474,951
1,200	Laboratory Corporation of America Holdings[a]	103,944
2,237	Life Technologies Corporation[a]	109,792
2,980	McKesson Corporation	288,941
12,400	Medtronic, Inc.	508,648
37,527	Merck & Company, Inc.	1,536,355
4,900	Mylan, Inc.[a]	134,652
1,100	Patterson Companies, Inc.	37,653
1,400	PerkinElmer, Inc.	44,436
1,100	Perrigo Company	114,433
91,155	Pfizer, Inc.	2,286,167
2,000	Quest Diagnostics, Inc.	116,540
3,880	St. Jude Medical, Inc.	140,223
3,600	Stryker Corporation	197,352
1,312	Tenet Healthcare Corporation[a]	42,601
4,500	Thermo Fisher Scientific, Inc.	287,010
12,700	UnitedHealth Group, Inc.	688,848
1,400	Varian Medical Systems, Inc.[a]	98,336
1,100	Waters Corporation[a]	95,832
1,600	Watson Pharmaceuticals, Inc.[a]	137,600
3,800	WellPoint, Inc.	231,496
2,190	Zimmer Holdings, Inc.	145,985

	Total	18,854,249

Industrials (6.7%)
7,900	3M Company	733,515
2,900	ADT Corporation	134,821
1,300	Avery Dennison Corporation	45,396
8,328	Boeing Company	627,598
2,000	C.H. Robinson Worldwide, Inc.	126,440
8,100	Caterpillar, Inc.	725,598
1,400	Cintas Corporation	57,260
12,600	CSX Corporation	248,598
2,100	Cummins, Inc.	227,535
7,200	Danaher Corporation	402,480
4,900	Deere & Company	423,458
2,300	Dover Corporation	151,133
600	Dun & Bradstreet Corporation	47,190
5,749	Eaton Corporation plc	311,596
8,900	Emerson Electric Company	471,344
1,500	Equifax, Inc.	81,180
2,600	Expeditors International of Washington, Inc.	102,830
3,400	Fastenal Company	158,746
3,640	FedEx Corporation	333,861
800	First Solar, Inc.[a]	24,704
700	Flowserve Corporation	102,760
2,100	Fluor Corporation	123,354
4,100	General Dynamics Corporation	284,007
129,500	General Electric Company	2,718,205
9,537	Honeywell International, Inc.	605,313
5,400	Illinois Tool Works, Inc.	328,374
3,600	Ingersoll-Rand plc	172,656
1,977	Iron Mountain, Inc.	61,386
1,700	Jacobs Engineering Group, Inc.[a]	72,369
1,400	Joy Global, Inc.	89,292
1,200	L-3 Communications Holdings, Inc.	91,944
3,400	Lockheed Martin Corporation	313,786
4,300	Masco Corporation	71,638
4,000	Norfolk Southern Corporation	247,360
3,106	Northrop Grumman Corporation	209,903
4,350	PACCAR, Inc.	196,664
1,500	Pall Corporation	90,390
1,850	Parker Hannifin Corporation	157,361
2,599	Pentair, Ltd.	127,741

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (65.7%)	Value
Industrials (6.7%) - continued
2,100	Pitney Bowes, Inc.[b]	$22,344
1,800	Precision Castparts Corporation	340,956
2,500	Quanta Services, Inc.[a]	68,225
4,100	Raytheon Company	235,996
3,605	Republic Services, Inc.	105,735
1,700	Robert Half International, Inc.	54,094
1,800	Rockwell Automation, Inc.	151,182
1,800	Rockwell Collins, Inc.	104,706
1,300	Roper Industries, Inc.	144,924
700	Ryder System, Inc.	34,951
8,180	Southwest Airlines Company	83,763
2,100	Stanley Black & Decker, Inc.	155,337
1,100	Stericycle, Inc.[a]	102,597
3,400	Textron, Inc.	84,286
5,500	Tyco International, Ltd.	160,875
5,900	Union Pacific Corporation	741,748
8,900	United Parcel Service, Inc.	656,197
10,400	United Technologies Corporation	852,904
800	W.W. Grainger, Inc.	161,896
5,430	Waste Management, Inc.	183,208
2,100	Xylem, Inc.	56,910

	Total	16,002,620

Information Technology (12.6%)
7,900	Accenture plc	525,350
6,000	Adobe Systems, Inc.[a]	226,080
6,500	Advanced Micro Devices, Inc.[a]	15,600
4,263	Agilent Technologies, Inc.	174,527
2,200	Akamai Technologies, Inc.[a]	90,002
4,000	Altera Corporation	137,760
2,000	Amphenol Corporation	129,400
3,700	Analog Devices, Inc.	155,622
11,600	Apple, Inc.[c]	6,183,148
14,300	Applied Materials, Inc.	163,592
2,800	Autodesk, Inc.[a]	98,980
5,900	Automatic Data Processing, Inc.	336,359
1,900	BMC Software, Inc.[a]	75,354
6,350	Broadcom Corporation[a]	210,883
3,975	CA, Inc.	87,370
64,900	Cisco Systems, Inc.	1,275,285
2,400	Citrix Systems, Inc.[a]	157,800
3,700	Cognizant Technology Solutions Corporation[a]	273,985
2,000	Computer Sciences Corporation	80,100
18,100	Corning, Inc.	228,422
17,600	Dell, Inc.	178,288
14,300	eBay, Inc.[a]	729,586
3,800	Electronic Arts, Inc.[a]	55,214
25,724	EMC Corporation[a]	650,817
1,000	F5 Networks, Inc.[a]	97,150
3,000	Fidelity National Information Services, Inc.	104,430
1,750	Fiserv, Inc.[a]	138,303
1,700	FLIR Systems, Inc.	37,927
1,600	GameStop Corporation[b]	40,144
3,300	Google, Inc.[a]	2,340,921
1,500	Harris Corporation	73,440
24,261	Hewlett-Packard Company	345,719
61,300	Intel Corporation	1,264,619
13,300	International Business Machines Corporation	2,547,615
3,500	Intuit, Inc.	208,250
2,200	Jabil Circuit, Inc.	42,438
2,800	JDS Uniphase Corporation[a]	37,912
6,400	Juniper Networks, Inc.[a]	125,888
2,100	KLA-Tencor Corporation	100,296
2,200	Lam Research Corporation[a]	79,486
2,700	Linear Technology Corporation	92,610
6,300	LSI Corporation[a]	44,604
1,300	MasterCard, Inc.	638,664
2,300	Microchip Technology, Inc.	74,957
12,100	Micron Technology, Inc.[a]	76,835
96,200	Microsoft Corporation	2,571,426
1,650	Molex, Inc.	45,095
3,617	Motorola Solutions, Inc.	201,395
4,500	NetApp, Inc.[a]	150,975
7,450	NVIDIA Corporation	91,561
46,759	Oracle Corporation	1,558,010
4,050	Paychex, Inc.	126,117
21,000	QUALCOMM, Inc.	1,302,420
2,400	Red Hat, Inc.[a]	127,104
2,800	SAIC, Inc.	31,696
1,500	Salesforce.com, Inc.[a]	252,150
3,000	SanDisk Corporation[a]	130,680
4,400	Seagate Technology plc	134,112
8,372	Symantec Corporation[a]	157,477
5,200	TE Connectivity, Ltd.	193,024
2,100	Teradata Corporation[a]	129,969
2,100	Teradyne, Inc.[a]	35,469
13,800	Texas Instruments, Inc.	426,972
1,600	Total System Services, Inc.	34,272
2,000	VeriSign, Inc.[a]	77,640
6,400	Visa, Inc.	970,112
2,800	Western Digital Corporation	118,972
7,262	Western Union Company	98,836
15,183	Xerox Corporation	103,548
3,200	Xilinx, Inc.	114,880
12,900	Yahoo!, Inc.[a]	256,710

	Total	30,192,354

Materials (2.3%)
2,700	Air Products and Chemicals, Inc.	226,854
900	Airgas, Inc.	82,161
11,564	Alcoa, Inc.	100,375
1,281	Allegheny Technologies, Inc.	38,891
2,000	Ball Corporation	89,500
1,200	Bemis Company, Inc.	40,152
700	CF Industries Holdings, Inc.	142,212
1,800	Cliffs Natural Resources, Inc.[b]	69,408
14,577	Dow Chemical Company	471,129
11,519	E.I. du Pont de Nemours and Company	518,009
1,800	Eastman Chemical Company	122,490
3,300	Ecolab, Inc.	237,270
1,700	FMC Corporation	99,484
11,588	Freeport-McMoRan Copper & Gold, Inc.	396,310
1,100	International Flavors & Fragrances, Inc.	73,194
5,421	International Paper Company	215,973
4,600	LyondellBasell Industries NV	262,614
1,980	MeadWestvaco Corporation	63,103
6,466	Monsanto Company	612,007
3,500	Mosaic Company	198,205
6,017	Newmont Mining Corporation	279,429

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (65.7%)	Value
Materials (2.3%) - continued
4,000	Nucor Corporation	$172,720
2,000	Owens-Illinois, Inc.[a]	42,540
1,800	PPG Industries, Inc.	243,630
3,700	Praxair, Inc.	404,965
2,128	Sealed Air Corporation	37,261
1,500	Sigma-Aldrich Corporation	110,370
1,700	United States Steel Corporation[b]	40,579
1,600	Vulcan Materials Company	83,280

	Total	5,474,115

Telecommunications Services (2.0%)
70,779	AT&T, Inc.	2,385,960
7,694	CenturyLink, Inc.	300,989
3,700	Crown Castle International Corporation[a]	266,992
11,310	Frontier Communications Corporation[b]	48,407
3,800	MetroPCS Communications, Inc.[a]	37,772
36,269	Sprint Nextel Corporation[a]	205,645
34,970	Verizon Communications, Inc.	1,513,152
7,317	Windstream Corporation[b]	60,585

	Total	4,819,502

Utilities (2.2%)
6,800	AES Corporation	72,760
1,286	AGL Resources, Inc.	51,401
2,700	Ameren Corporation	82,944
6,040	American Electric Power Company, Inc.	257,787
4,524	CenterPoint Energy, Inc.	87,087
2,700	CMS Energy Corporation	65,826
3,700	Consolidated Edison, Inc.	205,498
7,130	Dominion Resources, Inc.	369,334
2,200	DTE Energy Company	132,110
8,594	Duke Energy Corporation	548,297
4,100	Edison International, Inc.	185,279
2,200	Entergy Corporation	140,250
10,385	Exelon Corporation	308,850
5,067	FirstEnergy Corporation	211,598
907	Integrys Energy Group, Inc.	47,364
5,200	NextEra Energy, Inc.	359,788
3,334	NiSource, Inc.	82,983
3,600	Northeast Utilities	140,688
4,100	NRG Energy, Inc.	94,259
2,600	ONEOK, Inc.	111,150
2,000	Pepco Holdings, Inc.[b]	39,220
5,200	PG&E Corporation	208,936
1,300	Pinnacle West Capital Corporation	66,274
6,600	PPL Corporation	188,958
6,100	Public Service Enterprise Group, Inc.	186,660
1,600	SCANA Corporation	73,024
2,787	Sempra Energy	197,710
10,500	Southern Company	449,505
1,800	TECO Energy, Inc.	30,168
2,800	Wisconsin Energy Corporation	103,180
5,610	Xcel Energy, Inc.	149,843

	Total	5,248,731

	Total Common Stock (cost $120,552,868)	157,339,483

Principal Amount	Long-Term Fixed Income (34.9%)	Value
Asset-Backed Securities (1.4%)
	Countrywide Home Loans, Inc.
$327,461	6.085%, 6/25/2021[d]	$288,409
	Credit Based Asset Servicing and Securitization, LLC
284,167	4.274%, 12/25/2036	180,381
	First Horizon ABS Trust
345,909	0.340%, 10/25/2026[d,e]	294,230
655,143	0.370%, 10/25/2034[d,e]	471,453
	GMAC Mortgage Corporation Loan Trust
1,040,857	0.390%, 8/25/2035[d,e]	822,504
633,023	0.390%, 12/25/2036[d,e]	458,490
	IndyMac Seconds Asset-Backed Trust
367,562	0.380%, 10/25/2036[d,e]	90,276
	Wachovia Asset Securitization, Inc.
795,676	0.350%, 7/25/2037[d,e,f]	677,044

	Total	3,282,787

Basic Materials (0.1%)
	Freeport-McMoRan Copper & Gold, Inc.
100,000	3.550%, 3/1/2022	99,178
	Xstrata Finance Canada, Ltd.
175,000	2.450%, 10/25/2017[g]	176,696

	Total	275,874

Capital Goods (0.5%)
	Caterpillar Financial Services Corporation
175,000	1.625%, 6/1/2017	178,291
	Eaton Corporation
150,000	2.750%, 11/2/2022[g]	149,537
	John Deere Capital Corporation
175,000	1.700%, 1/15/2020	173,208
	Owens Corning, Inc.
65,000	4.200%, 12/15/2022	66,104
	Precision Castparts Corporation
150,000	1.250%, 1/15/2018	150,248
	Roper Industries, Inc.
150,000	1.850%, 11/15/2017	149,888
	United Technologies Corporation
225,000	6.050%, 6/1/2036	296,157

	Total	1,163,433

Collateralized Mortgage Obligations (<0.1%)
	Bear Stearns Mortgage Funding Trust
151,722	0.490%, 8/25/2036[e]	43,335

	Total	43,335

Commercial Mortgage-Backed Securities (2.8%)
	Banc of America Commercial Mortgage, Inc.
600,000	5.685%, 6/10/2049	695,480
	Bear Stearns Commercial Mortgage Securities, Inc.
242,779	0.359%, 3/15/2022[e,g]	240,404

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (34.9%)	Value
Commercial Mortgage-Backed Securities (2.8%) - continued
	Commercial Mortgage Pass-Through Certificates
$2,000,000	0.339%, 12/15/2020[e,g]	$1,862,192
750,000	5.306%, 12/10/2046	861,783
	Credit Suisse Mortgage Capital Certificates
791,020	0.379%, 10/15/2021[e,g]	774,290
700,000	5.467%, 9/15/2039	794,723
	GE Capital Commercial Mortgage Corporation
46,321	4.641%, 3/10/2040	46,926
	GS Mortgage Securities Corporation II
1,000,000	1.260%, 3/6/2020[e,g]	1,001,347
	Morgan Stanley Capital I
225,000	3.224%, 7/15/2049	242,404

	Total	6,519,549

Communications Services (0.5%)
	AT&T, Inc.
175,000	1.400%, 12/1/2017	175,033
	British Sky Broadcasting Group plc
100,000	3.125%, 11/26/2022[g]	99,652
	CBS Corporation
200,000	7.875%, 9/1/2023	265,768
	CenturyLink, Inc.
125,000	5.800%, 3/15/2022	132,141
	Cox Communications, Inc.
100,000	3.250%, 12/15/2022[g]	103,126
115,000	6.450%, 12/1/2036[g]	141,921
	Crown Castle Towers, LLC
250,000	4.174%, 8/15/2017[g]	274,342
	Time Warner Cable, Inc.
125,000	4.500%, 9/15/2042	121,906

	Total	1,313,889

Consumer Cyclical (0.5%)
	Amazon.com, Inc.
125,000	1.200%, 11/29/2017	124,313
	California Institute of Technology
175,000	4.700%, 11/1/2111	190,158
	Dartmouth College
125,000	3.760%, 6/1/2043	127,975
	Ford Motor Credit Company, LLC
100,000	4.207%, 4/15/2016	106,662
200,000	3.984%, 6/15/2016	212,365
150,000	3.000%, 6/12/2017	154,114
	Time Warner, Inc.
125,000	3.400%, 6/15/2022	130,385
	Wal-Mart Stores, Inc.
150,000	7.550%, 2/15/2030	220,689

	Total	1,266,661

Consumer Non-Cyclical (0.8%)
	AbbVie, Inc.
150,000	1.750%, 11/6/2017[g]	151,632
	Altria Group, Inc.
150,000	4.250%, 8/9/2042	145,469
	Anheuser-Busch InBev Worldwide, Inc.
150,000	1.375%, 7/15/2017	151,579
	Cargill, Inc.
175,000	4.100%, 11/1/2042[g]	171,330
	Colgate-Palmolive Company
250,000	1.250%, 5/1/2014	252,474
	Dr Pepper Snapple Group, Inc.
125,000	2.700%, 11/15/2022	124,183
	Heineken NV
25,000	1.400%, 10/1/2017[g]	24,925
125,000	2.750%, 4/1/2023[g]	122,736
	Mayo Clinic Rochester
125,000	3.774%, 11/15/2043	124,866
	McKesson Corporation
125,000	2.700%, 12/15/2022	125,041
	Mylan, Inc.
125,000	3.125%, 1/15/2023[g]	123,922
	Reynolds American, Inc.
75,000	1.050%, 10/30/2015	74,977
100,000	3.250%, 11/1/2022	100,450
	Wyeth, LLC
150,000	6.000%, 2/15/2036	196,758

	Total	1,890,342

Energy (0.7%)
	BP Capital Markets plc
250,000	4.742%, 3/11/2021	292,758
	Energy Transfer Partners, LP
300,000	6.700%, 7/1/2018	361,473
	EOG Resources, Inc.
125,000	2.625%, 3/15/2023	125,880
	Marathon Oil Corporation
175,000	2.800%, 11/1/2022	176,084
	Petro-Canada
200,000	6.800%, 5/15/2038	272,758
	Phillips 66
175,000	1.950%, 3/5/2015[g]	178,559
125,000	4.300%, 4/1/2022[g]	139,677
	Rowan Companies, Inc.
100,000	4.875%, 6/1/2022	108,607

	Total	1,655,796

Financials (2.7%)
	Associated Banc Corporation
125,000	1.875%, 3/12/2014	125,019
	Australia and New Zealand Banking Group, Ltd.
150,000	1.000%, 10/6/2015[g]	150,960
	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
100,000	4.125%, 11/9/2022[g]	101,750
	Bank of America Corporation
125,000	1.500%, 10/9/2015	125,639
75,000	5.875%, 2/7/2042	93,569
	Barclays Bank plc
200,000	5.000%, 9/22/2016	224,177
	Berkshire Hathaway, Inc.
150,000	1.600%, 5/15/2017	152,892
	Camden Property Trust
50,000	2.950%, 12/15/2022	48,749

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (34.9%)	Value
Financials (2.7%) - continued
	Chubb Corporation
$150,000	6.500%, 5/15/2038	$207,202
	Citigroup, Inc.
82,000	1.290%, 4/1/2014[e]	82,091
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
100,000	4.750%, 1/15/2020[g]	114,438
	Credit Suisse AG Guernsey
350,000	1.625%, 3/6/2015[g]	356,512
	Duke Realty, LP
125,000	3.875%, 10/15/2022	127,283
	General Electric Capital Corporation
225,000	5.875%, 1/14/2038	271,407
	HCP, Inc.
175,000	3.750%, 2/1/2016	185,733
	Health Care REIT, Inc.
300,000	6.125%, 4/15/2020	351,361
	HSBC Holdings plc
200,000	6.800%, 6/1/2038	255,773
	ING Bank NV
200,000	2.625%, 12/5/2022[g]	197,896
	J.P. Morgan Chase & Company
175,000	2.000%, 8/15/2017	178,762
	Kommuninvest I Sverige AB
175,000	1.000%, 10/24/2017[g]	174,825
	Liberty Mutual Group, Inc.
75,000	4.950%, 5/1/2022[g]	81,742
	Macquarie Bank, Ltd.
100,000	5.000%, 2/22/2017[g]	109,370
	MassMutual Global Funding II
150,000	2.000%, 4/5/2017[g]	154,546
	MetLife, Inc.
150,000	1.756%, 12/15/2017	152,361
	National Australia Bank, Ltd.
175,000	2.000%, 6/20/2017[g]	180,933
	New York Life Global Funding
250,000	1.300%, 1/12/2015[b,g]	253,258
	Nordea Bank AB
175,000	3.125%, 3/20/2017[g]	186,349
	Northern Trust Corporation
250,000	3.450%, 11/4/2020	269,646
	PNC Financial Services Group, Inc.
175,000	2.854%, 11/9/2022	176,019
	Preferred Term Securities XXIII, Ltd.
916,161	0.508%, 12/22/2036[e,f]	604,666
	Principal Life Global Funding II
150,000	1.000%, 12/11/2015[g]	149,779
	Realty Income Corporation
125,000	2.000%, 1/31/2018	124,896
	UBS AG/London
250,000	1.875%, 1/23/2015[g]	256,082
	UnitedHealth Group, Inc.
175,000	1.400%, 10/15/2017	175,274
	Ventas Realty, LP
75,000	4.250%, 3/1/2022	79,533
	Washington Mutual Bank
500,000	5.500%, 1/15/2013[h,i]	0

	Total	6,480,492

	Long-Term Fixed Income (34.9%)
Foreign Government (1.6%)
	Bank Nederlandse Gemeenten NV
300,000	4.375%, 2/16/2021[g]	350,460
	Chile Government International Bond
150,000	3.875%, 8/5/2020	169,125
	Kommunalbanken AS
235,000	1.000%, 9/26/2017[g]	234,906
	Province of British Columbia
625,000	2.650%, 9/22/2021	657,553
	Province of Manitoba
325,000	1.300%, 4/3/2017	332,085
	Province of New Brunswick
250,000	2.750%, 6/15/2018	269,340
	Province of Newfoundland
500,000	8.650%, 10/22/2022	741,314
	Province of Ontario
200,000	1.100%, 10/25/2017	200,220
	Province of Quebec
600,000	4.875%, 5/5/2014	636,240
	Sweden Government International Bond
175,000	0.375%, 12/22/2015[g]	174,703

	Total	3,765,946

Mortgage-Backed Securities (10.5%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
3,182	6.000%, 2/1/2014	3,284
6,431	5.500%, 4/1/2014	6,868
2,283	6.000%, 4/1/2014	2,356
5,002	6.000%, 4/1/2014	5,058
6,265	6.500%, 6/1/2014	6,488
5,104	7.500%, 9/1/2014	5,346
229,363	5.500%, 12/1/2017	246,678
2,175,000	2.500%, 1/1/2028[j]	2,269,817
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
13,966	6.500%, 4/1/2024	16,046
22,242	9.000%, 11/1/2024	26,655
1,158	9.000%, 4/1/2025	1,402
1,494	7.000%, 9/1/2025	1,763
1,185	8.500%, 9/1/2025	1,419
689	6.500%, 5/1/2026	804
4,538	6.000%, 7/1/2026	4,993
1,155	7.500%, 7/1/2026	1,350
2,129	8.000%, 11/1/2026	2,520
1,707	7.500%, 1/1/2027	1,994
2,214	6.500%, 2/1/2027	2,593
4,956	7.000%, 2/1/2027	5,906
17,143	8.000%, 3/1/2027	20,293
2,871	7.500%, 4/1/2027	3,365
8,152	8.000%, 6/1/2027	9,676
2,417	8.500%, 7/1/2027	2,910
3,270	7.000%, 9/1/2027	3,897
6,073	8.000%, 10/1/2027	7,208
4,997	7.500%, 11/1/2027	5,856
3,060	7.500%, 12/1/2027	3,587
17,276	6.500%, 6/1/2028	20,307
10,221	7.000%, 10/1/2028	12,228
56,394	6.500%, 11/1/2028	66,287

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (34.9%)	Value
Mortgage-Backed Securities (10.5%) - continued
$25,555	6.000%, 3/1/2029	$28,418
14,470	6.500%, 4/1/2029	16,942
23,585	6.000%, 5/1/2029	26,227
26,161	7.000%, 5/1/2029	31,160
9,137	6.500%, 7/1/2029	10,698
17,744	6.500%, 8/1/2029	20,775
4,849	7.000%, 9/1/2029	5,775
5,781	7.000%, 10/1/2029	6,886
6,390	7.500%, 11/1/2029	7,530
8,360	7.000%, 1/1/2030	9,908
14,035	7.500%, 1/1/2030	16,585
4,676	8.000%, 8/1/2030	5,592
15,365	6.000%, 3/1/2031	17,086
55,392	6.000%, 6/1/2031	61,595
55,390	6.000%, 1/1/2032	61,594
1,100,000	3.000%, 1/1/2043[j]	1,150,016
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
2,922	6.000%, 11/1/2013	2,953
11,731	5.500%, 12/1/2013	12,592
7,643	6.000%, 12/1/2013	7,638
1,017	7.500%, 4/1/2015	1,083
3,275,000	2.500%, 1/1/2028[j]	3,424,422
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
2,912	10.500%, 8/1/2020	3,344
4,930	9.500%, 4/1/2025	6,021
1,378	8.500%, 11/1/2025	1,649
4,201	6.500%, 2/1/2026	4,898
1,987	7.000%, 3/1/2026	2,356
2,759	6.500%, 4/1/2026	3,216
1,404	8.500%, 5/1/2026	1,683
1,578	7.500%, 7/1/2026	1,842
8,047	7.500%, 8/1/2026	9,393
1,376	8.000%, 8/1/2026	1,628
5,289	7.000%, 11/1/2026	6,270
1,468	8.000%, 11/1/2026	1,736
583	7.500%, 12/1/2026	680
2,378	7.000%, 3/1/2027	2,819
1,035	7.500%, 5/1/2027	1,212
6,973	6.500%, 7/1/2027	8,162
1,048	7.500%, 8/1/2027	1,227
22,616	8.000%, 9/1/2027	26,819
4,231	7.000%, 10/1/2027	5,038
3,694	8.000%, 12/1/2027	4,381
9,867	6.500%, 2/1/2028	11,548
5,520	7.000%, 2/1/2028	6,573
48,287	6.500%, 7/1/2028	56,717
24,008	7.000%, 8/1/2028	28,703
4,136	6.500%, 11/1/2028	4,858
26,261	6.500%, 11/1/2028	30,846
953	7.000%, 11/1/2028	1,139
19,649	6.000%, 12/1/2028	21,954
17,701	7.000%, 12/1/2028	21,163
19,123	6.000%, 3/1/2029	21,366
16,649	6.500%, 6/1/2029	19,602
23,765	6.000%, 7/1/2029	26,553
1,921	6.500%, 7/1/2029	2,262
30,952	7.500%, 8/1/2029	36,445
11,113	7.000%, 11/1/2029	13,290
20,552	7.000%, 11/1/2029	24,579
9,419	8.500%, 4/1/2030	11,383
8,139	7.500%, 8/1/2030	9,609
55,750	6.500%, 7/1/2031	65,876
18,238	6.500%, 10/1/2031	21,550
23,582	6.500%, 12/1/2031	27,866
32,264	6.500%, 5/1/2032	38,175
153,615	6.500%, 7/1/2032	181,759
5,425,000	3.500%, 1/1/2043[j]	5,783,770
3,225,000	4.000%, 1/1/2043[j]	3,456,797
6,275,000	5.000%, 1/1/2043[j]	6,796,609
	Government National Mortgage Association 15-Yr. Pass Through
8,926	6.000%, 7/15/2014	9,293
	Government National Mortgage Association 30-Yr. Pass Through
3,214	9.500%, 1/15/2025	3,867
9,542	7.000%, 1/15/2026	11,320
10,540	7.000%, 1/15/2026	12,503
4,421	7.000%, 4/15/2026	5,245
9,869	6.000%, 5/15/2026	11,048
9,144	7.000%, 6/15/2026	10,847
6,369	8.500%, 6/15/2026	7,528
2,259	8.500%, 7/15/2026	2,670
8,788	8.000%, 9/15/2026	10,259
3,313	7.500%, 10/15/2026	3,822
1,626	8.000%, 11/15/2026	1,898
1,430	8.500%, 11/15/2026	1,690
1,705	9.000%, 12/15/2026	2,031
12,227	7.500%, 4/15/2027	14,141
4,352	8.000%, 6/20/2027	5,090
402	8.000%, 8/15/2027	471
27,213	6.500%, 10/15/2027	31,873
13,680	7.000%, 10/15/2027	16,301
1,071	7.000%, 11/15/2027	1,276
21,574	7.000%, 11/15/2027	25,707
54,071	7.000%, 7/15/2028	64,690
15,383	7.500%, 7/15/2028	17,835
25,468	6.500%, 9/15/2028	29,936
32,482	6.000%, 12/15/2028	36,809
21,642	6.500%, 1/15/2029	25,519
119,044	6.500%, 3/15/2029	140,372
26,140	6.500%, 4/15/2029	30,823
17,519	7.000%, 4/15/2029	20,945
41,571	6.000%, 6/15/2029	47,031
29,220	7.000%, 6/15/2029	34,935
10,200	8.000%, 5/15/2030	12,005
27,645	7.000%, 9/15/2031	32,952
31,590	6.500%, 2/15/2032	37,536

	Total	25,230,063

Technology (0.1%)
	Oracle Corporation
175,000	1.200%, 10/15/2017	175,519

	Total	175,519

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (34.9%)	Value
Transportation (0.1%)
	Continental Airlines, Inc.
$175,000	4.150%, 4/11/2024	$185,281
	Delta Air Lines, Inc.
130,400	4.950%, 5/23/2019[b]	141,484

	Total	326,765

U.S. Government and Agencies (11.3%)
	Federal Home Loan Banks
1,000,000	0.250%, 1/16/2015	999,304
	Federal Home Loan Mortgage Corporation
1,500,000	5.125%, 11/17/2017	1,807,694
175,000	1.250%, 10/2/2019	174,488
	Federal National Mortgage Association
1,500,000	5.625%, 4/17/2028	2,030,847
	Resolution Funding Corporation
1,000,000	8.625%, 1/15/2021	1,544,342
	Tennessee Valley Authority
150,000	5.250%, 9/15/2039	197,357
	U.S. Treasury Bonds
2,200,000	3.000%, 5/15/2042	2,241,250
	U.S. Treasury Notes
3,500,000	2.375%, 8/31/2014	3,623,869
2,000,000	0.250%, 10/31/2014	2,000,468
500,000	0.250%, 11/30/2014	500,019
2,425,000	0.250%, 9/15/2015	2,419,694
1,650,000	1.250%, 10/31/2015	1,691,895
1,000,000	2.625%, 2/29/2016	1,070,078
2,150,000	1.000%, 10/31/2016	2,190,983
750,000	3.000%, 2/28/2017	825,000
150,000	0.750%, 6/30/2017	150,891
1,000,000	2.375%, 6/30/2018	1,083,750
2,505,000	0.875%, 7/31/2019	2,474,078

	Total	27,026,007

U.S. Municipals (0.2%)
	Chicago Metropolitan Water
	Reclamation District General
	Obligation Bonds (Build America Bonds)
150,000	5.720%, 12/1/2038	190,269
	Illinois General Obligation
	Refunding Bonds
150,000	5.000%, 8/1/2017	172,125

	Total	362,394

Utilities (1.1%)
	American Electric Power Company, Inc.
150,000	1.650%, 12/15/2017	150,526
	Commonwealth Edison Company
225,000	5.900%, 3/15/2036	290,265
	Duke Energy Carolinas, LLC
175,000	4.000%, 9/30/2042	176,390
	El Paso Pipeline Partners Operating Company, LLC
175,000	4.700%, 11/1/2042	171,579
	Kinder Morgan Energy Partners, LP
150,000	5.300%, 9/15/2020	174,835
	NiSource Finance Corporation
150,000	3.850%, 2/15/2023	154,142
	NSTAR Electric Company
175,000	2.375%, 10/15/2022	173,922
	ONEOK Partners, LP
225,000	6.650%, 10/1/2036	278,998
	PPL Capital Funding, Inc.
175,000	3.500%, 12/1/2022	178,132
	Public Service Company of Colorado
150,000	3.600%, 9/15/2042	145,617
	Sempra Energy
175,000	2.300%, 4/1/2017	181,716
	Southern California Edison Company
225,000	5.000%, 1/15/2014	235,020
	Southern California Gas Company
175,000	3.750%, 9/15/2042	175,807
	Williams Partners, LP
125,000	3.350%, 8/15/2022	127,099

	Total	2,614,048

	Total Long-Term Fixed Income (cost $81,757,350)	83,392,900

	Collateral Held for Securities Loaned (0.4%)
1,012,103	Thrivent Cash Management Trust	1,012,103

	Total Collateral Held for Securities Loaned (cost $1,012,103)	1,012,103

Shares or Principal Amount	Short-Term Investments (8.7%)
	Federal Home Loan Bank Discount Notes
100,000	0.100%, 6/7/2013[c,k]	99,956
20,676,563	Thrivent Cash Management Trust	20,676,563

	Total Short-Term Investments (at amortized cost)	20,776,519

	Total Investments (cost $224,098,840) 109.7%	$262,521,005

	Other Assets and Liabilities, Net (9.7%)	(23,187,059)

	Total Net Assets 100.0%	$239,333,946

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	At December 31, 2012, $632,986 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
d	All or a portion of the security is insured or guaranteed.
e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2012

f	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Balanced Portfolio owned as of December 31, 2012.

Security	Acquisition Date	Cost
Preferred Term Securities XXIII, Ltd.	9/14/2006	$916,161
Wachovia Asset Securitization, Inc.	3/16/2007	$795,676

g	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2012, the value of these investments was $8,964,797 or 3.7% of total net assets.
h	Defaulted security. Interest is not being accrued.
i	Security is fair valued.
j	Denotes investments purchased on a when-issued or delayed delivery basis.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

REIT -	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$61,276,108
Gross unrealized depreciation	(29,029,954)

Net unrealized appreciation (depreciation)	$32,246,154

Cost for federal income tax purposes	$230,274,851

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2012, in valuing Balanced Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	18,390,449	18,390,449	—	—
Consumer Staples	16,718,837	16,718,837	—	—
Energy	17,356,805	17,356,805	—	—
Financials	24,281,821	24,281,821	—	—
Health Care	18,854,249	18,854,249	—	—
Industrials	16,002,620	16,002,620	—	—
Information Technology	30,192,354	30,192,354	—	—
Materials	5,474,115	5,474,115	—	—
Telecommunications Services	4,819,502	4,819,502	—	—
Utilities	5,248,731	5,248,731	—	—
Long-Term Fixed Income
Asset-Backed Securities	3,282,787	—	3,282,787	—
Basic Materials	275,874	—	275,874	—
Capital Goods	1,163,433	—	1,163,433	—
Collateralized Mortgage Obligations	43,335	—	43,335	—
Commercial Mortgage-Backed Securities	6,519,549	—	6,519,549	—
Communications Services	1,313,889	—	1,313,889	—
Consumer Cyclical	1,266,661	—	1,266,661	—
Consumer Non-Cyclical	1,890,342	—	1,890,342	—
Energy	1,655,796	—	1,655,796	—
Financials^	6,480,492	—	5,875,826	604,666
Foreign Government	3,765,946	—	3,765,946	—
Mortgage-Backed Securities	25,230,063	—	25,230,063	—
Technology	175,519	—	175,519	—
Transportation	326,765	—	326,765	—
U.S. Government and Agencies	27,026,007	—	27,026,007	—
U.S. Municipals	362,394	—	362,394	—
Utilities	2,614,048	—	2,614,048	—
Collateral Held for Securities Loaned	1,012,103	1,012,103	—	—
Short-Term Investments	20,776,519	20,676,563	99,956	—

Total	$262,521,005	$179,028,149	$82,888,190	$604,666

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives
Futures Contracts	58,582	58,582	—	—

Total Liability Derivatives	$58,582	$58,582	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2012. Transfers between Levels are identified as of the end of the period.

^ Level 3 security in this section is fair valued at <$1.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Futures	11	March 2013	$3,963,857	$3,905,275	($58,582)
Total Futures Contracts					($58,582)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2012

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2012, for Balanced Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$58,582
Total Equity Contracts		58,582

Total Liability Derivatives		$58,582

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2012, for Balanced Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/ (Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	379,411
Total Equity Contracts		379,411

Total		$379,411

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2012, for Balanced Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(93,555)
Total Equity Contracts		(93,555)

Total		($93,555)

The following table presents Balanced Portfolio’s average volume of derivative activity during the period ended December 31, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Equity Contracts	$2,201,020	0.9%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Balanced Portfolio, is as follows:

Portfolio	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at December 31, 2012	Value December 31, 2012	Income Earned January 1, 2012 - December 31, 2012
Cash Management Trust- Collateral Investment	$1,713,875	$14,300,556	$15,002,328	1,012,103	$1,012,103	$11,604
Cash Management Trust- Short Term Investment	—	28,820,217	8,143,654	20,676,563	20,676,563	4,053
Total Value and Income Earned	1,713,875				21,688,666	15,657

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Bank Loans (1.3%)[a]	Value
Consumer Non-Cyclical (0.5%)
	HCA, Inc., Term Loan
$4,729,546	3.462%, 5/1/2018	$4,739,384

	Total	4,739,384

Financials (0.3%)
	Nuveen Investments, Inc., Term Loan
2,650,000	8.250%, 2/28/2019	2,694,732

	Total	2,694,732

Technology (0.5%)
	First Data Corporation Extended, Term Loan
4,280,676	4.211%, 3/26/2018	4,066,171

	Total	4,066,171

	Total Bank Loans (cost $11,266,383)	11,500,287

	Long-Term Fixed Income (93.1%)
Asset-Backed Securities (0.3%)
	Renaissance Home Equity Loan Trust
2,616,656	5.746%, 5/25/2036	1,708,148
1,800,000	6.011%, 5/25/2036	1,092,366

	Total	2,800,514

Basic Materials (7.8%)
	Ainsworth lumber Company, Ltd.
1,050,000	7.500%, 12/15/2017[b]	1,099,875
	APERAM
1,570,000	7.750%, 4/1/2018[b]	1,381,600
	Arch Coal, Inc.
2,100,000	7.000%, 6/15/2019[c]	1,953,000
1,650,000	7.250%, 10/1/2020[c]	1,530,375
1,050,000	7.250%, 6/15/2021[c]	968,625
	Consol Energy, Inc.
1,900,000	8.000%, 4/1/2017	2,056,750
2,770,000	8.250%, 4/1/2020	2,998,525
	FMG Resources Property, Ltd.
2,630,000	7.000%, 11/1/2015[b,c]	2,761,500
1,590,000	6.000%, 4/1/2017[b,c]	1,621,800
3,700,000	6.875%, 2/1/2018[b,c]	3,820,250
4,390,000	8.250%, 11/1/2019[b,c]	4,675,350
	Graphic Packaging International, Inc.
800,000	9.500%, 6/15/2017	864,000
1,600,000	7.875%, 10/1/2018	1,768,000
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
3,220,000	8.875%, 2/1/2018	3,308,550
3,150,000	9.000%, 11/15/2020[c]	2,874,375
	Ineos Finance plc
870,000	7.500%, 5/1/2020[b]	911,325
	Inmet Mining Corporation
3,800,000	8.750%, 6/1/2020[b]	4,151,500
	LyondellBasell Industries NV
2,660,000	5.000%, 4/15/2019	2,939,300
1,600,000	6.000%, 11/15/2021	1,876,000
	Midwest Vanadium Pty., Ltd.
3,430,000	11.500%, 2/15/2018[b]	2,023,700
	NOVA Chemicals Corporation
5,610,000	8.625%, 11/1/2019	6,367,350
	Novelis, Inc.
3,950,000	8.750%, 12/15/2020	4,404,250
	Resolute Forest Products
4,124,000	10.250%, 10/15/2018	4,721,980
	Ryerson, Inc.
2,100,000	9.000%, 10/15/2017[b]	2,142,000
1,050,000	11.250%, 10/15/2018[b]	966,000
	Sappi Papier Holding GmbH
1,580,000	7.750%, 7/15/2017[b,c]	1,722,200
	Severstal Columbus, LLC
1,600,000	10.250%, 2/15/2018	1,684,000
	Tembec Industries, Inc.
3,180,000	11.250%, 12/15/2018	3,370,800

	Total	70,962,980

Capital Goods (7.8%)
	BE Aerospace, Inc.
3,720,000	6.875%, 10/1/2020	4,138,500
	Case New Holland, Inc.
2,550,000	7.875%, 12/1/2017	3,015,375
	Cemex Finance, LLC
530,000	9.375%, 10/12/2022[b]	596,250
	Cemex SAB de CV
2,630,000	9.000%, 1/11/2018[b]	2,846,975
	CNH Capital, LLC
1,500,000	3.875%, 11/1/2015[b]	1,546,875
	Coleman Cable, Inc.
2,420,000	9.000%, 2/15/2018	2,601,500
	EnergySolutions, Inc.
2,650,000	10.750%, 8/15/2018	2,504,250
	Liberty Tire Recycling
2,130,000	11.000%, 10/1/2016[d]	1,970,250
	Manitowoc Company, Inc.
4,730,000	8.500%, 11/1/2020[c]	5,309,425
	Nortek, Inc.
3,160,000	10.000%, 12/1/2018	3,515,500
1,000,000	8.500%, 4/15/2021[b]	1,107,500
3,140,000	8.500%, 4/15/2021	3,485,400
	Owens-Illinois, Inc.
3,470,000	7.800%, 5/15/2018	3,999,175
	RBS Global, Inc.
4,520,000	8.500%, 5/1/2018	4,898,550
	Reynolds Group Issuer, Inc.
1,580,000	9.000%, 4/15/2019	1,643,200
2,660,000	9.875%, 8/15/2019	2,846,200
2,100,000	5.750%, 10/15/2020[b]	2,168,250
2,630,000	8.250%, 2/15/2021	2,669,450
	RSC Equipment Rental, Inc.
3,120,000	8.250%, 2/1/2021	3,517,800
	Sealed Air Corporation
1,650,000	8.375%, 9/15/2021[b]	1,885,125
	Silgan Holdings, Inc.
3,970,000	5.000%, 4/1/2020	4,118,875
	Tekni-Plex, Inc.
3,700,000	9.750%, 6/1/2019[b]	4,033,000
	UR Financing Escrow Corporation
1,070,000	7.375%, 5/15/2020[b]	1,174,325

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (93.1%)	Value
Capital Goods (7.8%) - continued
$4,250,000	7.625%, 4/15/2022[b]	$4,749,375

	Total	70,341,125

Communications Services (20.4%)
	Altice Financing SA
520,000	7.875%, 12/15/2019[b]	549,900
	Altice Finco SA
1,050,000	9.875%, 12/15/2020[b]	1,131,375
	AMC Networks, Inc.
5,310,000	7.750%, 7/15/2021	6,079,950
1,940,000	4.750%, 12/15/2022	1,949,700
	Cablevision Systems Corporation
4,260,000	8.625%, 9/15/2017	4,968,225
	CCO Holdings, LLC
4,250,000	7.250%, 10/30/2017	4,632,500
2,110,000	7.000%, 1/15/2019	2,276,162
800,000	7.375%, 6/1/2020	888,000
	Cequel Communications Escrow 1, LLC
6,660,000	6.375%, 9/15/2020[b]	6,934,725
	Clear Channel Worldwide Holdings, Inc.
5,000,000	6.500%, 11/15/2022[b]	5,187,500
	Crown Castle International Corporation
6,310,000	5.250%, 1/15/2023[b]	6,751,700
	Digicel, Ltd.
4,210,000	8.250%, 9/1/2017[b]	4,504,700
1,680,000	7.000%, 2/15/2020[b]	1,797,600
	Dish DBS Corporation
2,480,000	5.875%, 7/15/2022	2,666,000
	Eileme 2 AB
4,260,000	11.625%, 1/31/2020[b]	4,962,900
	Frontier Communications Corporation
3,190,000	8.250%, 4/15/2017[c]	3,684,450
	Hughes Satellite Systems Corporation
4,850,000	6.500%, 6/15/2019	5,347,125
	IAC/InterActiveCorp
1,450,000	4.750%, 12/15/2022[b]	1,442,750
	Intelsat Jackson Holdings SA
7,180,000	7.250%, 10/15/2020	7,808,250
790,000	7.250%, 10/15/2020[b]	857,150
1,580,000	6.625%, 12/15/2022[b,c]	1,631,350
	Intelsat Luxembourg SA
7,040,000	11.250%, 2/4/2017	7,444,800
3,502,153	11.500%, 2/4/2017	3,721,038
	Lamar Media Corporation
5,050,000	5.000%, 5/1/2023[b]	5,188,875
	Leap Wireless International, Inc., Convertible
4,420,000	4.500%, 7/15/2014[c]	4,215,575
	Level 3 Financing, Inc.
4,230,000	8.625%, 7/15/2020	4,695,300
	Satmex Escrow SA de CV
5,230,000	9.500%, 5/15/2017	5,491,500
	SBA Telecommunications, Inc.
1,710,000	5.750%, 7/15/2020[b]	1,816,875
	Sprint Capital Corporation
2,630,000	6.875%, 11/15/2028	2,735,200
	Sprint Nextel Corporation
8,680,000	9.000%, 11/15/2018[b]	10,719,800
2,870,000	7.000%, 3/1/2020[b]	3,336,375
2,630,000	7.000%, 8/15/2020	2,873,275
6,810,000	6.000%, 11/15/2022	6,997,275
	Telesat Canada
5,790,000	6.000%, 5/15/2017[b]	6,079,500
	TW Telecom Holdings, Inc.
790,000	5.375%, 10/1/2022[b]	827,525
	Unitymedia Hessen GmbH & Company KG
5,100,000	5.500%, 1/15/2023[b]	5,265,750
	Univision Communications, Inc.
3,000,000	6.750%, 9/15/2022[b]	3,097,500
	UPC Holding BV
4,500,000	9.875%, 4/15/2018[b]	5,085,000
	UPCB Finance V, Ltd.
1,600,000	7.250%, 11/15/2021[b]	1,760,000
	Videotron Ltee
1,230,000	5.000%, 7/15/2022	1,289,963
	Virgin Media Finance plc
1,196,000	8.375%, 10/15/2019	1,357,460
3,100,000	4.875%, 2/15/2022	3,169,750
2,780,000	5.250%, 2/15/2022	2,946,800
	WideOpenWest Finance, LLC
5,120,000	10.250%, 7/15/2019[b]	5,440,000
	Wind Acquisition Finance SA
5,260,000	11.750%, 7/15/2017[b]	5,509,850
	XM Satellite Radio, Inc.
3,680,000	7.625%, 11/1/2018[b]	4,103,200
	Zayo Group, LLC
3,425,000	8.125%, 1/1/2020	3,810,312

	Total	185,030,510

Consumer Cyclical (14.6%)
	Algeco Scotsman Global Finance plc
3,680,000	8.500%, 10/15/2018[b]	3,808,800
	American Axle & Manufacturing, Inc.
3,200,000	7.875%, 3/1/2017[c]	3,312,000
	Beazer Homes USA, Inc.
1,050,000	9.125%, 6/15/2018	1,094,625
3,530,000	9.125%, 5/15/2019	3,693,262
	Brookfield Residential Properties, Inc.
2,630,000	6.500%, 12/15/2020[b]	2,695,750
	Burlington Coat Factory Warehouse Corporation
3,650,000	10.000%, 2/15/2019	3,942,000
	Choice Hotels International, Inc.
2,120,000	5.750%, 7/1/2022	2,347,900
	Chrysler Group, LLC
2,770,000	8.000%, 6/15/2019[c]	3,019,300
2,600,000	8.250%, 6/15/2021[c]	2,860,000
	DineEquity, Inc.
4,200,000	9.500%, 10/30/2018	4,772,250
	Eldorado Resorts, LLC
4,820,000	8.625%, 6/15/2019[d]	4,579,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (93.1%)	Value
Consumer Cyclical (14.6%) - continued
	General Motors Financial Company, Inc.
$2,900,000	4.750%, 8/15/2017[b]	$3,049,321
1,310,000	6.750%, 6/1/2018	1,502,810
	Host Hotels and Resorts, Inc.
3,710,000	5.250%, 3/15/2022[c]	4,062,450
	KB Home
1,070,000	7.250%, 6/15/2018	1,163,625
2,000,000	8.000%, 3/15/2020[c]	2,270,000
1,580,000	7.500%, 9/15/2022	1,722,200
	Lear Corporation
1,980,000	7.875%, 3/15/2018	2,153,250
1,980,000	8.125%, 3/15/2020	2,232,450
	Limited Brands, Inc.
1,570,000	6.625%, 4/1/2021	1,797,650
1,860,000	5.625%, 2/15/2022	2,022,750
	MGM Resorts International
5,365,000	10.000%, 11/1/2016	6,209,988
	Mohegan Tribal Gaming Authority
4,720,000	10.500%, 12/15/2016[b]	4,625,600
	NCL Corporation, Ltd.
2,170,000	11.750%, 11/15/2016	2,452,100
5,530,000	9.500%, 11/15/2018	6,138,300
	Realogy Corporation
2,980,000	11.500%, 4/15/2017	3,225,850
	ROC Finance, LLC
4,780,000	12.125%, 9/1/2018[b]	5,520,900
	Royal Caribbean Cruises, Ltd.
6,000,000	5.250%, 11/15/2022	6,345,000
	Ryman Hospitality Properties, Inc.
5,060,000	6.750%, 11/15/2014[c]	5,060,000
	Seminole Indian Tribe of Florida
4,735,000	7.804%, 10/1/2020[b]	4,864,739
	Seven Seas Cruises S de RL, LLC
5,270,000	9.125%, 5/15/2019[b]	5,573,025
	Six Flags Entertainment Corporation
6,830,000	5.250%, 1/15/2021[b]	6,830,000
	Studio City Finance, Ltd.
5,240,000	8.500%, 12/1/2020[b]	5,479,075
	Tunica-Biloxi Gaming Authority
4,770,000	9.000%, 11/15/2015[d]	4,221,450
	West Corporation
4,650,000	8.625%, 10/1/2018	4,870,875
2,360,000	7.875%, 1/15/2019	2,442,600

	Total	131,960,895

Consumer Non-Cyclical (11.3%)
	Biomet, Inc.
7,350,000	6.500%, 10/1/2020[b]	7,304,063
	CDRT Holding Corporation
2,630,000	9.250%, 10/1/2017[b]	2,682,600
	Community Health Systems, Inc.
2,110,000	5.125%, 8/15/2018	2,199,675
3,440,000	8.000%, 11/15/2019	3,723,800
	DaVita HealthCare Partners, Inc.
2,630,000	5.750%, 8/15/2022	2,771,362
	Del Monte Corporation
1,300,000	7.625%, 2/15/2019	1,355,250
	DJO Finance, LLC
1,600,000	9.750%, 10/15/2017[c]	1,424,000
3,650,000	8.750%, 3/15/2018[b]	3,987,625
	Elan Finance plc
2,630,000	6.250%, 10/15/2019[b]	2,748,350
	Emergency Medical Services Corporation
5,370,000	8.125%, 6/1/2019	5,896,931
	Fresenius Medical Care US Finance, Inc.
2,660,000	6.500%, 9/15/2018[b]	2,972,550
	Grifols, Inc.
4,380,000	8.250%, 2/1/2018	4,823,475
	HCA, Inc.
5,180,000	7.500%, 2/15/2022	5,931,100
4,860,000	4.750%, 5/1/2023	4,945,050
	Ingles Markets, Inc.
1,600,000	8.875%, 5/15/2017	1,706,000
	JBS Finance II, Ltd.
5,050,000	8.250%, 1/29/2018[c,d]	5,353,000
	JBS USA, LLC/JBS USA Finance, Inc.
3,150,000	11.625%, 5/1/2014	3,520,125
	Libbey Glass, Inc.
3,690,000	6.875%, 5/15/2020	3,966,750
	Michael Foods Holding, Inc.
1,050,000	8.500%, 7/15/2018[b]	1,071,000
	Michael Foods, Inc.
4,240,000	9.750%, 7/15/2018	4,685,200
	Revlon Consumer Products Corporation
3,730,000	9.750%, 11/15/2015	3,925,825
	Rite Aid Corporation
2,870,000	7.500%, 3/1/2017	2,948,925
2,060,000	9.500%, 6/15/2017	2,150,125
	Spectrum Brands Escrow Corporation
790,000	6.375%, 11/15/2020[b]	829,500
660,000	6.625%, 11/15/2022[b]	707,850
	Spectrum Brands Holdings, Inc.
4,630,000	9.500%, 6/15/2018	5,255,050
	Teleflex, Inc.
4,210,000	6.875%, 6/1/2019	4,546,800
	Visant Corporation
4,890,000	10.000%, 10/1/2017	4,388,775
	Warner Chilcott Company, LLC
4,110,000	7.750%, 9/15/2018	4,377,150

	Total	102,197,906

Energy (11.2%)
	Chaparral Energy, Inc.
1,500,000	7.625%, 11/15/2022[b]	1,560,000
2,650,000	7.625%, 11/15/2022[c]	2,782,500
	Coffeyville Resources, LLC
3,600,000	10.875%, 4/1/2017[b,c]	3,960,000
	Concho Resources, Inc.
5,240,000	6.500%, 1/15/2022	5,764,000
	Continental Resources, Inc.
3,710,000	5.000%, 9/15/2022	3,997,525
	Denbury Resources, Inc.
800,000	9.750%, 3/1/2016	848,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (93.1%)	Value
Energy (11.2%) - continued
$428,000	8.250%, 2/15/2020	$481,500
1,710,000	6.375%, 8/15/2021	1,881,000
	Drill Rigs Holdings, Inc.
1,310,000	6.500%, 10/1/2017[b]	1,303,450
	Energy XXI Gulf Coast, Inc.
2,110,000	9.250%, 12/15/2017	2,410,675
1,580,000	7.750%, 6/15/2019	1,726,150
	Halcon Resources Corporation
5,250,000	8.875%, 5/15/2021[b]	5,565,000
	Harvest Operations Corporation
5,290,000	6.875%, 10/1/2017	5,871,900
	Helix Energy Solutions Group, Inc.
2,316,000	9.500%, 1/15/2016[b]	2,373,900
	Key Energy Services, Inc.
1,590,000	6.750%, 3/1/2021[b]	1,582,050
	Linn Energy, LLC
2,250,000	8.625%, 4/15/2020	2,452,500
2,195,000	7.750%, 2/1/2021	2,337,675
	Markwest Energy Partners, LP/Markwest Energy Finance Corporation
2,660,000	6.250%, 6/15/2022	2,899,400
	MEG Energy Corporation
3,160,000	6.375%, 1/30/2023[b]	3,294,300
	Newfield Exploration Company
3,160,000	5.750%, 1/30/2022	3,476,000
	Northern Tier Energy, LLC
3,020,000	7.125%, 11/15/2020[b]	3,125,700
	Oasis Petroleum, Inc.
2,670,000	7.250%, 2/1/2019	2,870,250
1,590,000	6.500%, 11/1/2021	1,689,375
	Pacific Drilling V, Ltd.
3,140,000	7.250%, 12/1/2017[b]	3,257,750
	Plains Exploration & Production Company
2,500,000	6.125%, 6/15/2019	2,725,000
2,500,000	6.750%, 2/1/2022	2,806,250
	Precision Drilling Corporation
2,450,000	6.625%, 11/15/2020	2,633,750
1,060,000	6.500%, 12/15/2021	1,128,900
	QEP Resources, Inc.
3,670,000	6.875%, 3/1/2021	4,229,675
	SandRidge Energy, Inc.
2,080,000	8.000%, 6/1/2018[b]	2,204,800
3,680,000	7.500%, 2/15/2023	3,937,600
	Seadrill, Ltd.
1,580,000	5.625%, 9/15/2017[b]	1,568,150
	SESI, LLC
1,700,000	6.375%, 5/1/2019	1,819,000
3,200,000	7.125%, 12/15/2021	3,560,000
	Swift Energy Company
2,110,000	7.875%, 3/1/2022[b]	2,204,950
	United Refining Company
4,710,000	10.500%, 2/28/2018	5,110,350

	Total	101,439,025

Financials (7.6%)
	Ally Financial, Inc.
2,080,000	7.500%, 12/31/2013	2,197,000
1,810,000	5.500%, 2/15/2017	1,936,271
2,650,000	8.000%, 3/15/2020	3,246,250
5,590,000	7.500%, 9/15/2020	6,749,925
	Aviv Healthcare Properties, LP
5,270,000	7.750%, 2/15/2019	5,586,200
	CIT Group, Inc.
2,870,000	5.250%, 4/1/2014[b]	2,970,450
2,410,000	5.000%, 5/15/2017	2,554,600
	Community Choice Financial, Inc.
2,620,000	10.750%, 5/1/2019	2,521,750
	CyrusOne, LP/CyrusOne Finance Corporation
5,040,000	6.375%, 11/15/2022[b]	5,254,200
	DDR Corporation
780,000	4.625%, 7/15/2022	851,255
	Developers Diversified Realty Corporation
3,190,000	7.875%, 9/1/2020	4,089,357
	Eksportfinans ASA
2,670,000	2.375%, 5/25/2016	2,547,191
	Icahn Enterprises, LP
4,730,000	7.750%, 1/15/2016	4,901,462
7,360,000	8.000%, 1/15/2018	7,902,800
	International Lease Finance Corporation
2,250,000	8.625%, 9/15/2015	2,528,437
1,600,000	8.875%, 9/1/2017	1,880,128
	Milestone Aviation Group, LLC
1,050,000	8.625%, 12/15/2017[b]	1,052,625
	Omega Healthcare Investors, Inc.
6,900,000	5.875%, 3/15/2024	7,314,000
	Speedy Cash Intermediate Holdings Corporation
2,500,000	10.750%, 5/15/2018[b]	2,662,500

	Total	68,746,401

Technology (4.4%)
	Alliance Data Systems Corporation
4,190,000	5.250%, 12/1/2017[b]	4,252,850
3,840,000	6.375%, 4/1/2020[b]	4,089,600
	Amkor Technology, Inc.
3,130,000	6.625%, 6/1/2021[c]	3,122,175
	Equinix, Inc.
3,770,000	8.125%, 3/1/2018	4,156,425
1,050,000	7.000%, 7/15/2021	1,165,500
	First Data Corporation
3,680,000	11.250%, 3/31/2016	3,606,400
1,000,000	7.375%, 6/15/2019[b]	1,035,000
1,850,000	12.625%, 1/15/2021	1,947,125
	Freescale Semiconductor, Inc.
2,110,000	8.050%, 2/1/2020[c]	2,099,450
2,400,000	10.750%, 8/1/2020	2,574,000
	Infor US, Inc.
3,090,000	9.375%, 4/1/2019	3,468,525
	Jabil Circuit, Inc.
1,580,000	4.700%, 9/15/2022	1,660,975
	NXP BV/NXP Funding, LLC
682,000	9.750%, 8/1/2018[b]	790,268
	Seagate HDD Cayman
3,140,000	7.750%, 12/15/2018	3,450,075

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (93.1%)	Value
Technology (4.4%) - continued
	Sensata Technologies BV
$2,100,000	6.500%, 5/15/2019[b,c]	$2,236,500

	Total	39,654,868

Transportation (3.2%)
	American Petroleum Tankers, LLC
1,204,000	10.250%, 5/1/2015	1,258,180
	Avis Budget Car Rental, LLC
5,830,000	8.250%, 1/15/2019	6,442,150
	Bristow Group, Inc.
1,570,000	6.250%, 10/15/2022	1,679,900
	CMA CGM SA
4,710,000	8.500%, 4/15/2017[b]	3,756,225
	Continental Airlines, Inc.
3,000,000	6.750%, 9/15/2015[b]	3,150,000
1,560,000	6.125%, 4/29/2018[b]	1,560,000
530,000	6.250%, 4/11/2020	561,800
	HDTFS, Inc.
790,000	6.250%, 10/15/2022[b]	841,350
	Navios Maritime Acquisition Corporation
1,570,000	8.625%, 11/1/2017	1,471,875
	Navios Maritime Holdings, Inc.
2,910,000	8.875%, 11/1/2017	2,902,725
2,220,000	8.125%, 2/15/2019[c]	1,931,400
	Navios South American Logistics, Inc./Navios Logistics Finance US, Inc.
1,360,000	9.250%, 4/15/2019	1,334,500
	United Air Lines, Inc.
1,833,865	9.750%, 1/15/2017	2,108,944

	Total	28,999,049

Utilities (4.5%)
	Access Midstream Partners, LP
1,420,000	4.875%, 5/15/2023	1,441,300
	AES Corporation
5,900,000	7.375%, 7/1/2021	6,549,000
	Atlas Pipeline Partners, LP
1,470,000	6.625%, 10/1/2020[b]	1,521,450
	Chesapeake Midstream Partners, LP
930,000	6.125%, 7/15/2022	1,002,075
	Covanta Holding Corporation
2,600,000	7.250%, 12/1/2020	2,864,672
1,850,000	6.375%, 10/1/2022	2,009,043
	Crosstex Energy, LP/Crosstex Energy Finance Corporation
3,730,000	8.875%, 2/15/2018	4,028,400
1,060,000	7.125%, 6/1/2022[b]	1,105,050
	Holly Energy Partners, LP
2,130,000	8.250%, 3/15/2018	2,316,375
930,000	6.500%, 3/1/2020[b]	995,100
	NRG Energy, Inc.
5,400,000	6.625%, 3/15/2023[b]	5,778,000
	Regency Energy Partners, LP
3,670,000	6.875%, 12/1/2018	4,000,300
840,000	5.500%, 4/15/2023	896,700
	Targa Resources Partners, LP
4,720,000	5.250%, 5/1/2023[b]	4,885,200
	Tesoro Logistics, LP
970,000	5.875%, 10/1/2020[b]	1,006,375

	Total	40,399,040

	Total Long-Term Fixed Income (cost $793,398,892)	842,532,313

Shares	Preferred Stock (0.5%)
Financials (0.5%)
	Ally Financial, Inc.,
3,381	7.000%[b,e]	3,320,671
	Ally Financial, Inc.,
62,690	8.500%[e]	1,646,866

	Total	4,967,537

	Total Preferred Stock (cost $3,716,920)	4,967,537

	Common Stock (<0.1%)
Consumer Discretionary (<0.1%)
121,520	TVMAX Holdings, Inc.[f,g]	12

	Total	12

Materials (<0.1%)
622	Rock-Tenn Company	43,484

	Total	43,484

	Total Common Stock (cost $6,310,279)	43,496

	Collateral Held for Securities Loaned (5.2%)
46,919,696	Thrivent Cash Management Trust	46,919,696

	Total Collateral Held for Securities Loaned (cost $46,919,696)	46,919,696

Shares or Principal Amount	Short-Term Investments (3.4%)
	Federal Home Loan Bank Discount Notes
500,000	0.060%, 1/18/2013[h,i]	499,986
30,490,937	Thrivent Cash Management Trust	30,490,937

	Total Short-Term Investments (at amortized cost)	30,990,923

	Total Investments (cost $892,603,093) 103.5%	$936,954,252

	Other Assets and Liabilities, Net (3.5%)	(32,056,829)

	Total Net Assets 100.0%	$904,897,423

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2012, the value of these investments was $290,380,887 or 32.1% of total net assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2012

c	All or a portion of the security is on loan.
d	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities High Yield Portfolio owned as of December 31, 2012.

Security	Acquisition Date	Cost
Eldorado Resorts, LLC	5/19/2011	$4,722,847
JBS Finance II, Ltd.	7/22/2010	$4,981,017
Liberty Tire Recycling	9/23/2010	$2,107,188
Tunica-Biloxi Gaming Authority	11/8/2005	$4,754,786

e	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
f	Security is fair valued.
g	Non-income producing security.
h	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
i	At December 31, 2012, $289,992 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$56,237,042
Gross unrealized depreciation	(12,131,214)

Net unrealized appreciation (depreciation)	$44,105,828
Cost for federal income tax purposes	$892,848,424

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2012, in valuing High Yield Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Consumer Non-Cyclical	4,739,384	—	4,739,384	—
Financials	2,694,732	—	2,694,732	—
Technology	4,066,171	—	4,066,171	—
Long-Term Fixed Income
Asset-Backed Securities	2,800,514	—	2,800,514	—
Basic Materials	70,962,980	—	70,962,980	—
Capital Goods	70,341,125	—	70,341,125	—
Communications Services	185,030,510	—	185,030,510	—
Consumer Cyclical	131,960,895	—	131,960,895	—
Consumer Non-Cyclical	102,197,906	—	102,197,906	—
Energy	101,439,025	—	101,439,025	—
Financials	68,746,401	—	68,746,401	—
Technology	39,654,868	—	39,654,868	—
Transportation	28,999,049	—	28,999,049	—
Utilities	40,399,040	—	40,399,040	—
Preferred Stock
Financials	4,967,537	1,646,866	3,320,671	—
Common Stock
Consumer Discretionary	12	—	—	12
Materials	43,484	43,484	—	—
Collateral Held for Securities Loaned	46,919,696	46,919,696	—	—
Short-Term Investments	30,990,923	30,490,937	499,986	—

Total	$936,954,252	$79,100,983	$857,853,257	$12

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives Credit Default Swaps	717,431	—	717,431	—

Total Liability Derivatives	$717,431	$—	$717,431	$—

There were no significant transfers between Levels during the period ended December 31, 2012. Transfers between Levels are identified as of the end of the period.

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 18, 5 Year, at 5.00%; Bank of America	Buy	6/20/2017	$7,920,000	$(301,853)	$(133,799)	$(435,652)
CDX HY, Series 19, 5 Year, at 5.00%; Bank of America	Buy	12/20/2017	7,800,000	(237,850)	(43,929)	(281,779)
Total Credit Default Swaps					$(177,728)	$(717,431)

1	As the buyer of protection, High Yield Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, High Yield Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments High Yield Portfolio could be required to make as the seller or receive as the buyer of protection.
3	The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2012

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2012, for High Yield Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Netunrealized appreciation/(depreciation) on Swap agreements	$717,431
Total Credit Contracts		717,431

Total Liability Derivatives		$717,431

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2012, for High Yield Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	266,760
Total Equity Contracts		266,760
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(394,702)
Total Credit Contracts		(394,702)

Total		($127,942)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2012, for High Yield Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(717,431)
Total Credit Contracts		(717,431)

Total		$(717,431)

The following table presents High Yield Portfolio’s average volume of derivative activity during the period ended December 31, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Equity Contracts	$340,238	<0.1%	N/A	N/A
Credit Contracts	N/A	N/A	$1,560,427	0.2%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2012

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in High Yield Portfolio, is as follows:

Portfolio	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at December 31, 2012	Value December 31, 2012	Income Earned January 1, 2012 - December 31, 2012
Cash Management Trust- Collateral Investment	$50,915,269	$332,727,917	$336,723,490	46,919,696	$46,919,696	$278,941
Cash Management Trust- Short Term Investment	—	95,390,150	64,899,213	30,490,937	30,490,937	7,764
Total Value and Income Earned	50,915,269				77,410,633	286,705

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Bank Loans (8.9%)[a]	Value
Basic Materials (1.0%)
	Arch Coal, Inc., Term Loan
$807,875	3.259%, 5/16/2018[b,c]	$815,073
	FMG Resources August 2006 Pty., Ltd., Term Loan
648,375	5.250%, 10/18/2017	653,238
	Ineos US Finance, LLC, Term Loan
885,950	3.932%, 5/4/2018 [b,c]	894,561

	Total	2,362,872

Communications Services (2.7%)
	Charter Communications Operating, LLC, Term Loan
178,650	4.000%, 5/15/2019	180,035
	Clear Channel Communications, Inc., Term Loan
450,000	3.862%, 1/29/2016	370,899
	Cumulus Media Holdings, Inc., Term Loan
500,000	0.000%, 9/17/2018[b,c]	501,095
	Fairpoint Communications, Inc., Term Loan
350,000	4.500%, 1/25/2016[b,c]	337,883
	Intelsat Jackson Holdings SA, Term Loan
448,864	4.500%, 4/2/2018	452,324
	Level 3 Financing, Inc., Term Loan
800,000	4.750%, 8/1/2019 [b,c]	803,336
	Toys R Us, Inc., Term Loan
882,825	5.250%, 5/25/2018	843,654
	Univision Communications, Inc., Term Loan
359,754	2.212%, 9/29/2014	359,082
450,000	4.462%, 3/31/2017	442,197
	Van Wagner Communications, Inc., Term Loan
350,000	8.250%, 8/3/2018	353,210
	WideOpenWest Finance, LLC, Term Loan
447,750	6.250%, 7/12/2018	452,330
	Zayo Group, LLC, Term Loan
1,095,373	5.250%, 7/2/2019	1,107,356

	Total	6,203,401

Consumer Cyclical (0.8%)
	Burlington Coat Factory Warehouse Corporation, Term Loan
442,911	5.500%, 2/23/2017	445,994
	Chrysler Group, LLC, Term Loan
446,600	6.000%, 5/24/2017	455,406
	MGM Resorts International, Term Loan
1,000,000	3.250%, 12/13/2019[b,c]	1,009,750

	Total	1,911,150

Consumer Non-Cyclical (1.5%)
	Bausch & Lomb, Inc., Term Loan
447,750	5.250%, 5/17/2019	450,947
	Biomet, Inc., Term Loan
1,000,000	3.750%, 7/25/2017[b,c]	1,004,860
	CHS/Community Health Systems, Inc., Term Loan
450,000	3.811%, 1/25/2017	452,416
	Roundy’s Supermarkets, Inc., Term Loan
446,625	5.750%, 2/13/2019	419,131
	SUPERVALU, Inc., Term Loan
430,000	6.750%, 8/10/2018[b,c]	435,831
	Visant Corporation, Term Loan
840,918	5.250%, 12/22/2016	762,082

	Total	3,525,267

Energy (0.4%)
	Cheasapeake Energy Corporation, Term Loan
885,000	5.750%, 12/2/2017[b,c]	885,221

	Total	885,221

Financials (0.4%)
	Nuveen Investments, Inc., Term Loan
800,000	3.269%, 5/13/2017 [b,c]	803,000

	Total	803,000

Technology (1.3%)
	First Data Corporation Extended, Term Loan
900,000	2.105%, 3/26/2018 [b,c]	854,901
	Freescale Semiconductor, Inc., Term Loan
815,696	6.000%, 2/28/2019	808,175
	Infor US, Inc., Term Loan
358,202	5.250%, 4/5/2018	361,143
	SunGard Data Systems, Inc., Term Loan
1,000,000	3.500%, 12/4/2019[b,c]	1,007,500

	Total	3,031,719

Transportation (0.4%)
	Delta Air Lines, Inc., Term Loan
796,599	5.500%, 4/20/2017 [b,c]	803,068

	Total	803,068

Utilities (0.4%)
	Calpine Corporation, Term Loan
450,000	3.250%, 4/1/2018[b,c]	453,861
	NGPL PipeCo, LLC, Term Loan
433,928	6.750%, 9/15/2017	443,150

	Total	897,011

	Total Bank Loans (cost $20,418,320)	20,422,709

	Long-Term Fixed Income (44.0%)
Asset-Backed Securities (1.4%)
	Asset Backed Securities Corporation Home Equity
1,000,000	0.370%, 11/25/2036[d]	633,757

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (44.0%)	Value
Asset-Backed Securities (1.4%) - continued
	Carrington Mortgage Loan Trust
$1,200,000	0.360%, 8/25/2036[d]	$648,920
	J.P. Morgan Mortgage Trust
763,000	2.856%, 2/25/2036	645,311
	Renaissance Home Equity Loan Trust
504,641	5.746%, 5/25/2036	329,428
632,000	6.011%, 5/25/2036	383,542
950,000	5.797%, 8/25/2036	545,992

	Total	3,186,950

Basic Materials (0.8%)
	Dow Chemical Company
200,000	8.550%, 5/15/2019	270,015
	FMG Resources Property, Ltd.
475,000	6.000%, 4/1/2017[e]	484,500
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
100,000	8.875%, 2/1/2018	102,750
	Ineos Finance plc
620,000	7.500%, 5/1/2020[e]	649,450
	Inmet Mining Corporation
410,000	7.500%, 6/1/2021[e]	425,375

	Total	1,932,090

Capital Goods (1.0%)
	Bombardier, Inc.
100,000	5.750%, 3/15/2022[e,f]	102,750
	Case New Holland, Inc.
260,000	7.875%, 12/1/2017	307,450
	CNH Capital, LLC
215,000	3.875%, 11/1/2015[e]	221,719
	Crown Cork & Seal Company, Inc.
129,000	7.375%, 12/15/2026	143,190
	RBS Global, Inc.
100,000	8.500%, 5/1/2018	108,375
	Reynolds Group Issuer, Inc.
475,000	6.875%, 2/15/2021	511,812
	Textron, Inc.
300,000	7.250%, 10/1/2019	366,316
	UR Financing Escrow Corporation
475,000	7.375%, 5/15/2020[e]	521,313

	Total	2,282,925

Collateralized Mortgage Obligations (12.7%)
	Adjustable Rate Mortgage Trust
1,072,000	3.109%, 11/25/2035	717,507
	American Home Mortgage Investment Trust
1,724,825	6.250%, 12/25/2036	920,162
	Banc of America Alternative Loan Trust
656,165	0.710%, 4/25/2035[d]	517,915
	Banc of America Funding Corporation
465,613	5.118%, 5/20/2036	364,244
	Bear Stearns Adjustable Rate Mortgage Trust
392,748	2.470%, 10/25/2035[d]	378,182
	Citigroup Mortgage Loan Trust, Inc.
533,131	5.500%, 11/25/2035	470,918
1,472,195	3.046%, 3/25/2037	998,484
	CitiMortgage Alternative Loan Trust
767,361	5.750%, 4/25/2037	639,357
	Countrywide Alternative Loan Trust
651,638	0.610%, 2/25/2035[d]	533,873
1,426,188	2.915%, 10/25/2035	1,172,593
618,663	5.500%, 2/25/2036	512,066
333,752	6.000%, 4/25/2036	258,933
776,933	6.500%, 8/25/2036	527,879
291,170	6.000%, 1/25/2037	241,069
	Countrywide Home Loan Mortgage Pass Through Trust
842,950	3.011%, 11/25/2035	666,709
	Deutsche Alt-A Securities, Inc. Alternative Loan Trust
212,849	5.500%, 10/25/2021	217,805
525,225	0.410%, 11/25/2035[d]	290,606
1,115,845	0.936%, 4/25/2047[d]	842,505
	First Horizon Mortgage Pass- Through Trust
807,549	2.522%, 8/25/2037	609,739
	Greenpoint Mortgage Funding Trust
841,678	0.410%, 10/25/2045[d]	530,799
	GSR Mortgage Loan Trust
382,464	0.400%, 8/25/2046[d]	362,616
	HomeBanc Mortgage Trust
480,324	2.650%, 4/25/2037	309,466
	J.P. Morgan Alternative Loan Trust
1,062,597	6.500%, 3/25/2036	940,854
	J.P. Morgan Mortgage Trust
283,066	6.500%, 1/25/2035	279,141
213,531	3.002%, 10/25/2036	167,370
641,968	2.904%, 1/25/2037	494,092
623,155	6.250%, 8/25/2037	431,185
	Lehman Mortgage Trust
799,295	0.960%, 12/25/2035[d]	516,533
	Lehman XS Trust
960,000	5.500%, 9/25/2035	765,277
	Master Asset Securitization Trust
893,412	0.710%, 6/25/2036[d]	571,392
	MASTR Alternative Loans Trust
310,675	6.500%, 7/25/2034	328,658
682,329	0.660%, 12/25/2035[d]	361,655
	Morgan Stanley Mortgage Loan Trust
715,251	5.412%, 11/25/2035	479,217
	MortgageIT Trust
929,875	0.470%, 12/25/2035[d]	787,182
	New Century Alternative Mortgage Loan Trust
1,511,700	6.167%, 7/25/2036	1,043,329

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (44.0%)	Value
Collateralized Mortgage Obligations (12.7%) - continued
	New York Mortgage Trust, Inc.
$235,617	2.988%, 5/25/2036	$20,322
	RALI Trust
908,159	5.750%, 4/25/2037	677,202
1,315,352	6.250%, 4/25/2037	1,014,372
502,596	6.000%, 6/25/2037	379,791
	Residential Asset Securitization Trust
990,717	0.590%, 8/25/2037[d]	316,631
	Sequoia Mortgage Trust
2,191,388	4.923%, 9/20/2046	1,805,393
	Structured Adjustable Rate Mortgage Loan Trust
670,869	5.500%, 12/25/2034	646,706
982,447	5.158%, 5/25/2036	714,957
279,975	5.121%, 9/25/2036	19,273
	Structured Asset Mortgage Investments, Inc.
790,815	0.520%, 12/25/2035[d]	523,621
947,908	0.420%, 5/25/2046[d]	545,908
	WaMu Mortgage Pass Through Certificates
1,293,928	5.238%, 8/25/2036	1,170,908
672,791	2.423%, 11/25/2036	539,431
176,331	2.699%, 8/25/2046	140,027
	Washington Mutual Alternative Mortgage Pass Through Certificates
881,005	0.810%, 6/25/2035[d]	621,437
879,594	0.916%, 2/25/2047[d]	450,835
	Wells Fargo Mortgage Backed Securities Trust
402,650	6.000%, 7/25/2037	392,723

	Total	29,228,849

Commercial Mortgage-Backed Securities (0.8%)
	Credit Suisse Mortgage Capital Certificates
1,000,000	5.509%, 9/15/2039	1,081,344
	Greenwich Capital Commercial Funding Corporation
650,000	5.867%, 12/10/2049	726,679

	Total	1,808,023

Communications Services (3.3%)
	AMC Networks, Inc.
410,000	4.750%, 12/15/2022	412,050
	British Telecommunications plc
200,000	2.000%, 6/22/2015	205,604
	Cablevision Systems Corporation
475,000	8.625%, 9/15/2017	553,969
	CenturyLink, Inc.
350,000	6.450%, 6/15/2021	386,750
	Cequel Communications Escrow
	1, LLC
410,000	6.375%, 9/15/2020[e]	426,912
	Clear Channel Worldwide Holdings, Inc.
410,000	6.500%, 11/15/2022[e]	425,375
	Cox Communications, Inc.
200,000	3.250%, 12/15/2022[e]	206,252
	Crown Castle International Corporation
475,000	5.250%, 1/15/2023[e]	508,250
	Dish DBS Corporation
90,000	6.750%, 6/1/2021	102,600
	Hughes Satellite Systems Corporation
475,000	6.500%, 6/15/2019	523,687
	Intelsat Jackson Holdings SA
475,000	7.250%, 4/1/2019	510,625
	NBCUniversal Media, LLC
200,000	2.875%, 1/15/2023	200,851
	News America, Inc.
175,000	4.500%, 2/15/2021	199,928
	Priceline.com, Inc., Convertible
360,000	1.000%, 3/15/2018[e]	384,525
	Sirius XM Radio, Inc.
410,000	5.250%, 8/15/2022[e]	414,100
	Sprint Nextel Corporation
235,000	9.000%, 11/15/2018[e]	290,225
265,000	6.000%, 11/15/2022	272,287
	Telecom Italia Capital SA
85,000	6.999%, 6/4/2018	97,155
	Telefonica Emisiones SAU
87,000	5.462%, 2/16/2021	92,764
	UPCB Finance V, Ltd.
475,000	7.250%, 11/15/2021[e]	522,500
	Virgin Media Finance plc
410,000	5.250%, 2/15/2022	434,600
	Wind Acquisition Finance SA
170,000	11.750%, 7/15/2017[e]	178,075
240,000	7.250%, 2/15/2018[e]	243,000

	Total	7,592,084

Consumer Cyclical (2.3%)
	Chrysler Group, LLC
330,000	8.000%, 6/15/2019[f]	359,700
	Ford Motor Company, Convertible
280,000	4.250%, 11/15/2016	443,800
	Ford Motor Credit Company, LLC
350,000	6.625%, 8/15/2017	408,963
	Home Depot, Inc.
200,000	3.950%, 9/15/2020	228,989
	Host Hotels and Resorts, LP
475,000	6.000%, 11/1/2020	522,500
	Lennar Corporation
475,000	12.250%, 6/1/2017	637,688
	Limited Brands, Inc.
475,000	5.625%, 2/15/2022	516,562
	Macy’s Retail Holdings, Inc.
260,000	6.700%, 7/15/2034	309,255
	MGM Resorts International
475,000	7.625%, 1/15/2017	508,250
	Royal Caribbean Cruises, Ltd.
475,000	5.250%, 11/15/2022	502,313
	Toll Brothers Finance Corporation, Convertible
400,000	0.500%, 9/15/2032[e]	403,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (44.0%)	Value
Consumer Cyclical (2.3%) - continued
	Toys R Us Property Company II, LLC
$475,000	8.500%, 12/1/2017	$503,500

	Total	5,344,520

Consumer Non-Cyclical (2.7%)
	AbbVie, Inc.
200,000	2.000%, 11/6/2018[e]	202,585
200,000	2.900%, 11/6/2022[e]	203,676
	Beam, Inc.
175,000	5.375%, 1/15/2016	195,499
	Biomet, Inc.
410,000	6.500%, 8/1/2020[e]	435,625
	Bunge Limited Finance Corporation
125,000	4.100%, 3/15/2016	134,278
	Community Health Systems, Inc.
475,000	8.000%, 11/15/2019	514,188
	Covidien International Finance SA
350,000	3.200%, 6/15/2022	366,414
	Gilead Sciences, Inc.
85,000	3.050%, 12/1/2016	91,037
	Grifols, Inc.
410,000	8.250%, 2/1/2018	451,513
	HCA, Inc.
410,000	5.875%, 3/15/2022	445,875
	Heineken NV
200,000	2.750%, 4/1/2023[e]	196,377
	Hologic, Inc., Convertible
360,000	2.000%, 12/15/2037[g]	401,400
	Kraft Foods, Inc.
170,000	3.500%, 6/6/2022[e]	181,452
	Rite Aid Corporation
410,000	7.500%, 3/1/2017	421,275
	SABMiller Holdings, Inc.
200,000	3.750%, 1/15/2022[e]	215,966
200,000	4.950%, 1/15/2042[e]	226,705
	Safeway, Inc.
100,000	5.000%, 8/15/2019	107,588
	Spectrum Brands Escrow Corporation
410,000	6.375%, 11/15/2020[e]	430,500
	Teva Pharmaceutical Finance IV BV
165,000	3.650%, 11/10/2021	176,588
	Tyson Foods, Inc.
175,000	4.500%, 6/15/2022	189,440
	Valeant Pharmaceuticals International
100,000	6.875%, 12/1/2018[e]	107,750
475,000	7.000%, 10/1/2020[e]	516,563

	Total	6,212,294

Energy (1.9%)
	BP Capital Markets plc
175,000	4.750%, 3/10/2019	202,911
	Concho Resources, Inc.
425,000	5.500%, 10/1/2022	448,375
	Enbridge Energy Partners, LP
600,000	8.050%, 10/1/2037	681,492
	Hornbeck Offshore Services, Inc., Convertible
400,000	1.500%, 9/1/2019[e]	402,000
	Marathon Oil Corporation
240,000	2.800%, 11/1/2022	241,487
	MEG Energy Corporation
410,000	6.375%, 1/30/2023[e]	427,425
	Murphy Oil Corporation
160,000	3.700%, 12/1/2022	159,391
	Nexen, Inc.
175,000	6.400%, 5/15/2037	226,241
	Petrobras International Finance Company
165,000	3.500%, 2/6/2017	173,043
	Pioneer Natural Resources
	Company
140,000	3.950%, 7/15/2022	146,703
	Plains Exploration & Production Company
680,000	6.125%, 6/15/2019	741,200
	Weatherford International, Ltd.
210,000	6.000%, 3/15/2018	239,939
260,000	4.500%, 4/15/2022	275,927

	Total	4,366,134

Financials (10.2%)
	ABN Amro North American Holding Preferred Capital Repackage Trust I
350,000	3.407%, 12/29/2049[d,e,h]	350,000
	Aegon NV
400,000	1.867%, 7/29/2049[d,h]	232,000
	Ally Financial, Inc.
100,000	5.500%, 2/15/2017	106,976
475,000	7.500%, 9/15/2020	573,563
	American Express Company
750,000	6.800%, 9/1/2066	805,312
	American General Institutional Capital A
800,000	7.570%, 12/1/2045[e]	948,000
	American International Group, Inc.
175,000	8.250%, 8/15/2018	229,930
	Apollo Investment Corporation, Convertible
700,000	5.750%, 1/15/2016	724,500
	Bank of America Corporation
350,000	5.650%, 5/1/2018	407,205
325,000	8.000%, 12/29/2049[h]	359,476
	Barclays Bank plc
200,000	6.050%, 12/4/2017[e]	221,278
	BBVA International Preferred SA Unipersonal
525,000	5.919%, 12/29/2049[h]	425,250
	BBVA US Senior SAU
100,000	4.664%, 10/9/2015	102,532
	BNP Paribas SA
87,000	3.600%, 2/23/2016	92,085
775,000	5.186%, 6/29/2049[e,h]	747,875
	Capital One Capital IV
525,000	6.745%, 2/17/2037	525,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (44.0%)	Value
Financials (10.2%) - continued
	Capital One Capital V
$175,000	10.250%, 8/15/2039	$175,000
	Citigroup, Inc.
200,000	5.500%, 2/15/2017	221,707
760,000	5.950%, 12/29/2049[h]	769,500
	CNA Financial Corporation
200,000	7.350%, 11/15/2019	250,848
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
200,000	3.950%, 11/9/2022	204,807
525,000	11.000%, 12/29/2049[e,h]	710,062
	Coventry Health Care, Inc.
85,000	5.450%, 6/15/2021	101,027
	CyrusOne, LP/CyrusOne Finance Corporation
475,000	6.375%, 11/15/2022[e]	495,187
	Developers Diversified Realty Corporation
260,000	7.875%, 9/1/2020	333,302
	Discover Financial Services
400,000	3.850%, 11/21/2022[e]	412,750
	Eksportfinans ASA
85,000	2.375%, 5/25/2016	81,090
	GE Capital Trust I
380,000	6.375%, 11/15/2067	400,425
	General Electric Capital Corporation
800,000	6.250%, 12/15/2049[h]	871,184
	Hartford Financial Services Group, Inc.
170,000	5.125%, 4/15/2022	196,155
	Health Care REIT, Inc., Convertible
340,000	3.000%, 12/1/2029	417,137
	HSBC Finance Corporation
285,000	6.676%, 1/15/2021	338,116
	Icahn Enterprises, LP
475,000	8.000%, 1/15/2018	510,031
	ING Bank NV
170,000	5.000%, 6/9/2021[e]	191,510
	ING Capital Funding Trust III
730,000	3.911%, 12/29/2049[d,h]	693,042
	J.P. Morgan Chase & Company
200,000	2.000%, 8/15/2017	204,299
	KeyCorp
110,000	5.100%, 3/24/2021	128,151
	Liberty Mutual Group, Inc.
525,000	10.750%, 6/15/2058[e]	782,250
185,000	4.950%, 5/1/2022[e]	201,629
	Lincoln National Corporation
770,000	6.050%, 4/20/2067	767,112
	Lloyds TSB Bank plc
200,000	6.500%, 9/14/2020[e]	220,994
	MetLife Capital Trust IV
575,000	7.875%, 12/15/2037[e]	704,375
	Morgan Stanley
200,000	4.875%, 11/1/2022	207,079
	Murray Street Investment Trust I
175,000	4.647%, 3/9/2017	189,288
	Northern Trust Corporation
175,000	3.375%, 8/23/2021	189,004
	Omega Healthcare Investors, Inc.
100,000	5.875%, 3/15/2024	106,000
	Prudential Financial, Inc.
380,000	5.875%, 9/15/2042	399,000
575,000	5.625%, 6/15/2043	595,873
	Regions Bank
200,000	7.500%, 5/15/2018	241,250
	Reinsurance Group of America, Inc.
600,000	6.750%, 12/15/2065	599,250
	Royal Bank of Scotland Group plc
200,000	6.125%, 12/15/2022	211,096
	Santander US Debt SAU
175,000	3.724%, 1/20/2015[e]	175,795
	Societe Generale SA
175,000	5.200%, 4/15/2021[e]	193,957
	Swiss RE Capital I, LP
695,000	6.854%, 5/29/2049[e,h]	728,431
	Ventas Realty, LP
80,000	4.250%, 3/1/2022	84,836
	WellPoint, Inc., Convertible
400,000	2.750%, 10/15/2042[e]	430,250
	XL Group plc
600,000	6.500%, 12/31/2049[f,h]	561,000
	ZFS Finance USA Trust II
725,000	6.450%, 12/15/2065[e]	775,750
	ZFS Finance USA Trust V
380,000	6.500%, 5/9/2037[e]	405,175

	Total	23,325,706

Foreign Government (0.1%)
	Costa Rica Government International Bond
200,000	4.250%, 1/26/2023[e]	201,800

	Total	201,800

Mortgage-Backed Securities (3.7%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
2,650,000	3.000%, 1/1/2043[c]	2,770,493
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
5,450,000	2.500%, 1/1/2028[c]	5,698,656

	Total	8,469,149

Technology (0.7%)
	Amkor Technology, Inc.
100,000	6.625%, 6/1/2021	99,750
	First Data Corporation
475,000	7.375%, 6/15/2019[e]	491,625
	Freescale Semiconductor, Inc.
100,000	9.250%, 4/15/2018[e]	109,250
	Hewlett-Packard Company
85,000	4.650%, 12/9/2021	85,331
	Intel Corporation, Convertible
360,000	3.250%, 8/1/2039	421,875
	SanDisk Corporation, Convertible
360,000	1.500%, 8/15/2017	417,600

	Total	1,625,431

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (44.0%)	Value
Transportation (0.4%)
	Avis Budget Car Rental, LLC
$100,000	8.250%, 1/15/2019	$110,500
	Delta Air Lines, Inc.
70,000	4.750%, 5/7/2020	74,550
	Hertz Corporation
475,000	6.750%, 4/15/2019	518,344
	United Air Lines, Inc.
111,259	10.400%, 11/1/2016	127,947

	Total	831,341

Utilities (2.0%)
	Access Midstream Partners, LP
120,000	4.875%, 5/15/2023	121,800
	AES Corporation
475,000	7.375%, 7/1/2021	527,250
	CenterPoint Energy, Inc.
140,000	6.500%, 5/1/2018	170,765
	DCP Midstream Operating, LP
200,000	2.500%, 12/1/2017	198,934
	Energy Transfer Partners, LP
80,000	5.200%, 2/1/2022	91,257
80,000	6.500%, 2/1/2042	97,947
	Enterprise Products Operating, LLC
700,000	7.034%, 1/15/2068	801,500
	MarkWest Energy Partners, LP
410,000	5.500%, 2/15/2023	444,850
	NiSource Finance Corporation
350,000	6.125%, 3/1/2022	419,454
	NRG Energy, Inc.
230,000	8.250%, 9/1/2020	257,600
180,000	6.625%, 3/15/2023[e]	192,600
	Southern California Edison Company
700,000	6.250%, 8/1/2049[h]	759,997
	Southern Union Company
200,000	3.330%, 11/1/2066[d]	171,250
	TransCanada PipeLines, Ltd.
400,000	6.350%, 5/15/2067	428,752

	Total	4,683,956

	Total Long-Term Fixed Income (cost $95,316,872)	101,091,252

Shares	Common Stock (35.0%)	Value
Consumer Discretionary (2.9%)
3,000	Advance Auto Parts, Inc.	217,050
11,600	Apollo Group, Inc.[i]	242,672
11,100	Comcast Corporation	414,918
4,400	DIRECTV[i]	220,704
19,100	Ford Motor Company	247,345
6,000	Hanesbrands, Inc.[i]	214,920
15,700	Home Depot, Inc.	971,045
6,100	Kohl’s Corporation	262,178
6,200	Lowe’s Companies, Inc.	220,224
10,900	Macy’s, Inc.	425,318
5,400	McDonald’s Corporation	476,334
400	Priceline.com, Inc.[i]	248,480
10,800	Ross Stores, Inc.	584,820
2,300	Sherwin-Williams Company	353,786
5,600	Target Corporation	331,352
20,700	Thomson Reuters Corporation	601,542
16,500	TJX Companies, Inc.	700,425

	Total	6,733,113

Consumer Staples (3.2%)
5,050	Brown-Forman Corporation	319,412
8,100	Campbell Soup Company[f]	282,609
32,400	Coca-Cola Company	1,174,500
6,000	Colgate-Palmolive Company	627,240
9,900	Constellation Brands, Inc.[i]	350,361
4,400	Energizer Holdings, Inc.	351,912
8,500	General Mills, Inc.	343,485
3,900	Kellogg Company	217,815
1,800	Lorillard, Inc.	210,006
9,300	Molson Coors Brewing Company	397,947
24,300	Mondelez International, Inc.	618,921
4,400	PepsiCo, Inc.	301,092
8,100	Post Holdings, Inc.[i]	277,425
10,700	Prestige Brands Holdings, Inc.[i]	214,321
5,000	Reynolds American, Inc.	207,150
5,400	Spectrum Brands Holdings, Inc.[i]	242,622
4,300	Universal Corporation	214,613
6,100	Walgreen Company	225,761
10,000	Wal-Mart Stores, Inc.	682,300

	Total	7,259,492

Energy (3.1%)
10,300	C&J Energy Services, Inc.[f,i]	220,832
10,100	Chevron Corporation	1,092,214
15,900	ConocoPhillips	922,041
3,200	Diamond Offshore Drilling, Inc.	217,472
22,600	Exxon Mobil Corporation	1,956,030
10,595	First Trust Energy Income and Growth Fund	324,737
5,800	Golar LNG, Ltd.	213,324
5,000	HollyFrontier Corporation	232,750
26,200	Kinder Morgan, Inc.	925,646
6,300	Marathon Petroleum Corporation	396,900
13,000	Phillips 66	690,300

	Total	7,192,246

Financials (11.8%)
15,900	Aflac, Inc.	844,608
7,900	American Express Company	454,092
5,700	American Tower Corporation	440,439
14,989	Annaly Capital Management, Inc.	210,446
79,500	Anworth Mortgage Asset Corporation	459,510
91,400	Ares Capital Corporation	1,599,500
12,700	Assurant, Inc.	440,690
34,300	Bank of America Corporation	397,880
227,320	BlackRock Enhanced Equity Dividend Trust	1,632,158
3,800	Capital One Financial Corporation	220,134
31,500	CapitalSource, Inc.	238,770
20,800	CBOE Holdings, Inc.	612,768
79,500	Eaton Vance Tax-Managed Global Diversified Equity Income Fund	700,395
4,000	Equity Residential	226,680
3,400	Goldman Sachs Group, Inc.	433,704

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2012

Shares	Common Stock (35.0%)	Value
Financials (11.8%) - continued
27,000	iShares S&P U.S. Preferred Stock Index Fund	$1,069,740
27,400	J.P. Morgan Chase & Company	1,204,778
9,500	Marsh & McLennan Companies, Inc.	327,465
42,900	New York Community Bancorp, Inc.[f]	561,990
106,800	NFJ Dividend Interest & Premium Strategy Fund	1,666,080
10,900	Popular, Inc.[i]	226,611
25,600	Progressive Corporation	540,160
2,500	Public Storage, Inc.	362,400
12,900	SLM Corporation	220,977
60,500	Solar Capital, Ltd.	1,446,555
134,640	SPDR EURO STOXX 50 ETF	4,666,622
16,400	Travelers Companies, Inc.	1,177,848
144,750	Two Harbors Investment Corporation	1,603,830
10,000	Vanguard Dividend Appreciation Index Fund ETF	595,700
25,000	Vanguard High Dividend Yield ETF	1,234,500
22,800	Vanguard MSCI Emerging Markets ETF	1,015,284
6,600	Wells Fargo & Company	225,588

	Total	27,057,902

Health Care (3.9%)
19,900	Abbott Laboratories	1,303,450
8,000	Aetna, Inc.	370,400
8,300	Amgen, Inc.	716,456
23,600	Bristol-Myers Squibb Company	769,124
15,400	Eli Lilly and Company	759,528
10,500	Forest Laboratories, Inc.[i]	370,860
10,200	HealthSouth Corporation[i]	215,322
4,600	Johnson & Johnson	322,460
2,500	Laboratory Corporation of America Holdings[i]	216,550
23,000	Medtronic, Inc.	943,460
4,900	Merck & Company, Inc.	200,606
40,500	PDL BioPharma, Inc.[f]	285,525
38,553	Pfizer, Inc.	966,909
3,700	Quest Diagnostics, Inc.	215,599
14,400	UnitedHealth Group, Inc.	781,056
19,100	Warner Chilcott plc	229,964
2,500	Watson Pharmaceuticals, Inc.[i]	215,000

	Total	8,882,269

Industrials (2.4%)
9,200	3M Company	854,220
5,200	Danaher Corporation	290,680
3,000	Dun & Bradstreet Corporation	235,950
24,000	GenCorp, Inc.[i]	219,600
5,400	Huntington Ingalls Industries, Inc.	234,036
7,200	Lockheed Martin Corporation	664,488
14,600	Northrop Grumman Corporation	986,668
19,900	Pitney Bowes, Inc.[f]	211,736
2,700	Union Pacific Corporation	339,444
8,700	United Parcel Service, Inc.	641,451
16,000	Verisk Analytics, Inc.[i]	816,000

	Total	5,494,273

Information Technology (3.2%)
6,000	Accenture plc	399,000
22,500	Activision Blizzard, Inc.	238,950
6,800	AOL, Inc.[i]	201,348
700	Apple, Inc.	373,121
7,300	Avnet, Inc.[i]	223,453
5,400	BMC Software, Inc.[i]	214,164
8,400	Comtech Telecommunications Corporation	213,192
8,300	GameStop Corporation[f]	208,247
33,000	Intel Corporation	680,790
6,100	International Business Machines Corporation	1,168,455
10,300	j2 Global, Inc.	314,974
1,700	MasterCard, Inc.	835,176
55,200	Microsoft Corporation	1,475,496
6,800	Oracle Corporation	226,576
12,700	Seagate Technology plc	387,096
6,000	Western Digital Corporation	254,940

	Total	7,414,978

Materials (1.4%)
1,900	CF Industries Holdings, Inc.	386,004
4,000	Monsanto Company	378,600
21,000	Newmont Mining Corporation	975,240
6,600	PPG Industries, Inc.	893,310
12,300	Southern Copper Corporation	465,678

	Total	3,098,832

Telecommunications Services (1.3%)
29,400	AT&T, Inc.	991,074
7,300	Atlantic Tele-Network, Inc.	267,983
5,600	CenturyLink, Inc.	219,072
35,600	Verizon Communications, Inc.	1,540,412

	Total	3,018,541

Utilities (1.8%)
23,500	American Electric Power Company, Inc.	1,002,980
10,900	CenterPoint Energy, Inc.	209,825
12,100	Consolidated Edison, Inc.	672,034
12,600	PNM Resources, Inc.	258,426
28,600	Public Service Enterprise Group, Inc.	875,160
22,200	Southern Company	950,382
5,700	Wisconsin Energy Corporation	210,045

	Total	4,178,852

	Total Common Stock (cost $78,153,027)	80,330,498

	Preferred Stock (1.6%)
Financials (1.6%)
39,710	Annaly Capital Management, Inc., 7.500%[h]	987,588
6,500	CoBank ACB, 6.250%[h,i]	677,016
2,840	Fifth Third Bancorp, Convertible, 8.500%[h]	396,038
6,000	ING Groep NV, 8.500%[h]	153,540
10,500	PNC Financial Services Group, Inc., 6.125%[h]	290,955
8,000	Royal Bank of Scotland Group plc, 7.250%[h]	191,280
10,000	State Street Corporation, 5.250%[h]	254,100

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2012

Shares	Preferred Stock (1.6%)	Value
Financials (1.6%) - continued
28,000	U.S. Bancorp, 6.500%[h]	$801,920

	Total	3,752,437

	Total Preferred Stock (cost $3,563,258)	3,752,437

	Collateral Held for Securities Loaned (1.2%)
2,814,386	Thrivent Cash Management Trust	2,814,386

	Total Collateral Held for Securities Loaned (cost $2,814,386)	2,814,386

Shares or Principal Amount	Short-Term Investments (15.8%)	Value
	Federal Home Loan Bank Discount Notes
700,000	0.138%, 6/7/2013[j,k]	699,580
35,501,783	Thrivent Cash Management Trust	35,501,783

	Total Short-Term Investments (at amortized cost)	36,201,363

	Total Investments (cost $236,467,226) 106.5%	$244,612,645

	Other Assets and Liabilities, Net (6.5%)	(14,905,950)

	Total Net Assets 100.0%	$229,706,695

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2012.
e	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2012, the value of these investments was $19,644,488 or 8.6% of total net assets.
f	All or a portion of the security is on loan.
g	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2012.
h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
i	Non-income producing security.
j	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
k	At December 31, 2012, $699,580 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$11,189,021
Gross unrealized depreciation	(3,110,775)

Net unrealized appreciation (depreciation)	$8,078,246

Cost for federal income tax purposes	$236,534,399

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2012, in valuing Diversified Income Plus Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	2,362,872	—	2,362,872	—
Communications Services	6,203,401	—	6,203,401	—
Consumer Cyclical	1,911,150	—	1,911,150	—
Consumer Non-Cyclical	3,525,267	—	3,525,267	—
Energy	885,221	—	885,221	—
Financials	803,000	—	803,000	—
Technology	3,031,719	—	3,031,719	—
Transportation	803,068	—	803,068	—
Utilities	897,011	—	897,011	—
Long-Term Fixed Income
Asset-Backed Securities	3,186,950	—	3,186,950	—
Basic Materials	1,932,090	—	1,932,090	—
Capital Goods	2,282,925	—	2,282,925	—
Collateralized Mortgage Obligations	29,228,849	—	29,228,849	—
Commercial Mortgage-Backed Securities	1,808,023	—	1,808,023	—
Communications Services	7,592,084	—	7,592,084	—
Consumer Cyclical	5,344,520	—	5,344,520	—
Consumer Non-Cyclical	6,212,294	—	6,212,294	—
Energy	4,366,134	—	4,366,134	—
Financials	23,325,706	—	23,325,706	—
Foreign Government	201,800	—	201,800	—
Mortgage-Backed Securities	8,469,149	—	8,469,149	—
Technology	1,625,431	—	1,625,431	—
Transportation	831,341	—	831,341	—
Utilities	4,683,956	—	4,683,956	—
Common Stock
Consumer Discretionary	6,733,113	6,733,113	—	—
Consumer Staples	7,259,492	7,259,492	—	—
Energy	7,192,246	7,192,246	—	—
Financials	27,057,902	27,057,902	—	—
Health Care	8,882,269	8,882,269	—	—
Industrials	5,494,273	5,494,273	—	—
Information Technology	7,414,978	7,414,978	—	—
Materials	3,098,832	3,098,832	—	—
Telecommunications Services	3,018,541	3,018,541	—	—
Utilities	4,178,852	4,178,852	—	—
Preferred Stock
Financials	3,752,437	3,075,421	677,016	—
Collateral Held for Securities Loaned	2,814,386	2,814,386	—	—
Short-Term Investments	36,201,363	35,501,783	699,580	—

Total	$244,612,645	$121,722,088	$122,890,557	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	7,092	7,092	—	—

Total Asset Derivatives	$7,092	$7,092	$—	$—

Liability Derivatives
Futures Contracts	52,112	52,112	—	—

Total Liability Derivatives	$52,112	$52,112	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2012. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2012

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
5-Yr. U.S. Treasury Bond Futures	26	March 2013	$3,238,907	$3,234,765	($4,142)
10-Yr. U.S. Treasury Bond Futures	(5)	March 2013	(667,016)	(663,906)	3,110
S&P 500 Index Futures	(23)	March 2013	(8,169,557)	(8,165,575)	3,982
S&P 500 Index Mini-Futures	53	March 2013	3,811,235	3,763,265	(47,970)
Total Futures Contracts					($45,020)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2012, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	3,982
Total Equity Contracts		3,982
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	3,110
Total Interest Rate Contracts		3,110

Total Asset Derivatives		$7,092

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	47,970
Total Equity Contracts		47,970
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	4,142
Total Interest Rate Contracts		4,142

Total Liability Derivatives		$52,112

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2012, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	(41,346)
Futures	Net realized gains/(losses) on Futures contracts	133,633
Total Equity Contracts		92,287
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	32,330
Total Interest Rate Contracts		32,330

Total		$124,617

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2012

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2012, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	7,050
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(64,676)
Total Equity Contracts		(57,626)
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(2,164)
Total Interest Rate Contracts		(2,164)

Total		($59,790)

The following table presents Diversified Income Plus Portfolio’s average volume of derivative activity during the period ended December 31, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$5,974,004	3.7%	3
Interest Rate Contracts	3,906,236	2.4	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Diversified Income Plus Portfolio, is as follows:

Portfolio	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at December 31, 2012	Value December 31, 2012	Income Earned January 1, 2012 - December 31, 2012
Cash Management Trust- Collateral Investment	$4,748,550	$49,998,572	$51,932,736	2,814,386	$2,814,386	$82,515
Cash Management Trust- Short Term Investment	–	59,641,371	24,139,588	35,501,783	35,501,783	7,426
Total Value and Income Earned	4,748,550				38,316,169	89,941

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Bank Loans (3.2%)[a]	Value
Basic Materials (0.3%)
	Arch Coal, Inc., Term Loan
$1,597,584	5.750%, 5/16/2018	$1,611,819
	FMG Resources August 2006 Pty., Ltd., Term Loan
1,645,875	5.250%, 10/18/2017	1,658,219
	Ineos US Finance, LLC, Term Loan
1,588,000	6.500%, 5/4/2018	1,603,435

	Total	4,873,473

Capital Goods (0.1%)
	ADS Waste Holdings, Inc., Term Loan
960,000	5.250%, 10/9/2019	970,800

	Total	970,800

Communications Services (0.9%)
	Charter Communications Operating, LLC, Term Loan
962,725	4.000%, 5/15/2019	970,186
	Clear Channel Communications, Inc., Term Loan
1,600,000	3.862%, 1/29/2016	1,318,752
	Cumulus Media Holdings, Inc., Term Loan
1,600,000	0.000%, 9/17/2018[b,c]	1,603,504
	Fairpoint Communications, Inc., Term Loan
650,000	4.500%, 1/25/2016[b,c]	627,497
	Intelsat Jackson Holdings SA, Term Loan
1,866,375	4.500%, 4/2/2018	1,880,765
	Level 3 Financing, Inc., Term Loan
1,600,000	4.750%, 8/1/2019	1,606,672
	Toys R Us, Inc., Term Loan
1,616,875	5.250%, 5/25/2018	1,545,134
	Univision Communications, Inc., Term Loan
1,023,301	2.212%, 9/29/2014	1,021,387
640,000	4.462%, 3/31/2017	628,902
	Van Wagner Communications, Inc., Term Loan
640,000	8.250%, 8/3/2018	645,869
	WideOpenWest Finance, LLC, Term Loan
1,592,000	6.250%, 7/17/2018	1,608,286
	Zayo Group, LLC, Term Loan
1,592,000	5.250%, 7/2/2019	1,609,417

	Total	15,066,371

Consumer Cyclical (0.3%)
	Burlington Coat Factory Warehouse Corporation, Term Loan
1,584,624	5.500%, 2/23/2017	1,595,653
	Chrysler Group, LLC, Term Loan
2,521,600	6.000%, 5/24/2017	2,571,326
	MGM Resorts International, Term Loan
$960,000	6.286%, 12/13/2019[b,c]	969,360

	Total	5,136,339

Consumer Non-Cyclical (0.6%)
	Bausch & Lomb, Inc., Term Loan
1,592,000	5.250%, 5/17/2019	1,603,367
	Biomet, Inc., Term Loan
1,050,000	3.750%, 7/25/2017[b,c]	1,055,103
	CHS/Community Health Systems, Inc., Term Loan
1,600,000	3.811%, 1/25/2017	1,608,592
	Dole Food Company, Term Loan
208,582	5.033%, 7/8/2018	208,745
	Michael Foods, Inc., Term Loan
1,277,911	4.250%, 2/25/2018	1,284,300
	Roundy’s Supermarkets, Inc., Term Loan
1,588,000	5.750%, 2/13/2019	1,490,243
	Solvest, Ltd., Term Loan
373,254	5.018%, 7/8/2018	373,545
	Visant Corporation, Term Loan
1,265,835	5.250%, 12/22/2016[b,c]	1,147,163

	Total	8,771,058

Energy (0.1%)
	Cheasapeake Energy Corporation, Term Loan
1,930,000	5.750%, 12/2/2017[b,c]	1,930,483

	Total	1,930,483

Financials (0.1%)
	Nuveen Investments, Inc., Term Loan
1,600,000	5.811%, 5/13/2017	1,606,000

	Total	1,606,000

Technology (0.4%)
	First Data Corporation Extended, Term Loan
1,600,000	4.211%, 3/26/2018	1,519,824
	Freescale Semiconductor, Inc., Term Loan
1,631,736	4.464%, 12/1/2016	1,595,022
	Infor US, Inc., Term Loan
1,273,608	5.250%, 4/5/2018	1,284,064
	SunGard Data Systems, Inc., Term Loan
1,620,000	3.500%, 12/4/2019[b,c]	1,632,150
	Syniverse Holdings, Inc., Term Loan
636,800	5.000%, 4/23/2019	641,576

	Total	6,672,636

Transportation (0.2%)
	Delta Air Lines, Inc., Term Loan
2,511,750	5.500%, 4/20/2017	2,532,145

	Total	2,532,145

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Bank Loans (3.2%)[a]	Value
Utilities (0.2%)
	Calpine Corporation, Term Loan
$650,000	3.250%, 4/1/2018[b,c]	$655,577
1,296,750	4.500%, 10/9/2019	1,307,228
	NGPL PipeCo, LLC, Term Loan
1,542,857	6.750%, 9/15/2017	1,575,643

	Total	3,538,448

	Total Bank Loans (cost $50,746,703)	51,097,753

Principal Amount	Long-Term Fixed Income (93.7%)
Asset-Backed Securities (0.7%)
	Americredit Automobile Receivables Trust
6,713	5.213%, 1/6/2015[d]	6,747
	Carrington Mortgage Loan Trust
2,200,000	0.360%, 8/25/2036[d]	1,189,687
	DT Auto Owner Trust
10,838	1.400%, 8/15/2014[e]	10,847
	GMAC Mortgage Corporation Loan Trust
4,163,428	0.390%, 8/25/2035[d,f]	3,290,016
4,853,179	0.390%, 12/25/2036[d,f]	3,515,089
	IndyMac Seconds Asset-Backed Trust
735,124	0.380%, 10/25/2036[d,f]	180,552
	Renaissance Home Equity Loan Trust
2,990,464	5.746%, 5/25/2036	1,952,169
2,000,000	6.011%, 5/25/2036	1,213,740

	Total	11,358,847

Basic Materials (4.0%)
	Alcoa, Inc.
1,290,000	5.720%, 2/23/2019	1,370,253
2,000,000	6.750%, 1/15/2028	2,162,862
	ArcelorMittal
1,210,000	9.500%, 2/15/2015	1,346,529
4,000,000	6.125%, 6/1/2018[g]	4,054,000
2,750,000	5.750%, 8/5/2020	2,755,530
	CF Industries, Inc.
3,330,000	6.875%, 5/1/2018	4,067,971
	Dow Chemical Company
3,850,000	4.250%, 11/15/2020	4,280,095
1,925,000	3.000%, 11/15/2022	1,920,715
1,620,000	5.250%, 11/15/2041	1,806,799
	Freeport-McMoRan Copper & Gold, Inc.
4,540,000	3.550%, 3/1/2022	4,502,663
	Georgia-Pacific, LLC
2,190,000	5.400%, 11/1/2020[e]	2,605,298
	International Paper Company
2,500,000	7.500%, 8/15/2021	3,271,703
1,250,000	7.300%, 11/15/2039	1,694,450
	LyondellBasell Industries NV
2,900,000	5.000%, 4/15/2019	3,204,500
320,000	6.000%, 11/15/2021	375,200
	Methanex Corporation
960,000	3.250%, 12/15/2019	965,583
	NOVA Chemicals Corporation
1,250,000	8.625%, 11/1/2019	1,418,750
	Resolute Forest Products
1,799,000	10.250%, 10/15/2018	2,059,855
	Rio Tinto Finance USA, Ltd.
3,285,000	6.500%, 7/15/2018	4,100,081
	Rock-Tenn Company
1,930,000	4.000%, 3/1/2023[e]	1,960,670
	Teck Resources, Ltd.
1,300,000	2.500%, 2/1/2018	1,327,049
1,950,000	3.750%, 2/1/2023	2,000,074
	Vale SA
1,930,000	5.625%, 9/11/2042	2,095,208
	Weyerhaeuser Company
2,570,000	7.375%, 3/15/2032	3,238,393
	Xstrata Finance Canada, Ltd.
2,560,000	2.450%, 10/25/2017[e]	2,584,817
1,280,000	4.000%, 10/25/2022[e]	1,293,837
	Yara International ASA
50,000	7.875%, 6/11/2019[e]	64,222

	Total	62,527,107

Capital Goods (2.9%)
	BAE Systems plc
3,880,000	4.750%, 10/11/2021[e]	4,344,207
	Boeing Capital Corporation
1,600,000	2.125%, 8/15/2016	1,665,165
	Case New Holland, Inc.
1,635,000	7.875%, 12/1/2017	1,933,388
	CNH Capital, LLC
1,280,000	3.875%, 11/1/2015[e]	1,320,000
450,000	6.250%, 11/1/2016	496,125
	Eaton Corporation
5,135,000	2.750%, 11/2/2022[e]	5,119,153
	Flowserve Corporation
3,200,000	3.500%, 9/15/2022	3,213,802
	John Deere Capital Corporation
3,300,000	5.350%, 4/3/2018	3,937,936
	Masco Corporation
1,625,000	5.950%, 3/15/2022	1,801,300
	Owens Corning, Inc.
1,280,000	4.200%, 12/15/2022	1,301,741
	Precision Castparts Corporation
2,560,000	2.500%, 1/15/2023	2,576,404
	Republic Services, Inc.
630,000	5.500%, 9/15/2019	746,074
1,600,000	5.000%, 3/1/2020	1,855,496
2,200,000	5.250%, 11/15/2021	2,592,920
	Reynolds Group Issuer, Inc.
1,940,000	9.875%, 8/15/2019	2,075,800
640,000	5.750%, 10/15/2020[e]	660,800
	Sealed Air Corporation
1,290,000	8.375%, 9/15/2021[e]	1,473,825
	Textron, Inc.
2,500,000	6.200%, 3/15/2015	2,740,075
1,930,000	5.600%, 12/1/2017	2,185,196
	United Rentals North America, Inc.
320,000	6.125%, 6/15/2023[g]	337,600
	UR Financing Escrow Corporation
1,300,000	5.750%, 7/15/2018[e]	1,400,750

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (93.7%)	Value
Capital Goods (2.9%) - continued
	Waste Management, Inc.
$2,415,000	2.900%, 9/15/2022	$2,389,519

	Total	46,167,276

Collateralized Mortgage Obligations (1.0%)
	Bear Stearns Mortgage Funding Trust
708,034	0.490%, 8/25/2036[d]	202,229
	CitiMortgage Alternative Loan Trust
2,845,630	5.750%, 4/25/2037	2,370,948
	Countrywide Alternative Loan Trust
3,821,610	6.000%, 1/25/2037	3,164,037
	Deutsche Alt-A Securities, Inc. Alternative Loan Trust
2,789,612	0.936%, 4/25/2047[d]	2,106,263
	HomeBanc Mortgage Trust
2,761,861	2.650%, 4/25/2037	1,779,431
	Wachovia Mortgage Loan Trust, LLC
2,802,716	3.032%, 5/20/2036	2,250,335
	WaMu Mortgage Pass Through Certificates
789,947	0.500%, 10/25/2045[d]	749,932
	Washington Mutual Alternative Mortgage Pass Through Certificates
5,277,563	0.916%, 2/25/2047[d]	2,705,010

	Total	15,328,185

Commercial Mortgage-Backed Securities (1.2%)
	Bear Stearns Commercial Mortgage Securities, Inc.
291,335	0.359%, 3/15/2022[d,e]	288,485
3,500,000	5.331%, 2/11/2044	3,961,762
	Citigroup/Deutsche Bank Commercial Mortgage
1,900,000	5.322%, 12/11/2049	2,179,509
	Commercial Mortgage Pass- Through Certificates
2,000,000	0.339%, 12/15/2020[d,e]	1,862,192
	Credit Suisse First Boston Mortgage Securities
3,200,000	5.542%, 1/15/2049	3,637,811
	Credit Suisse First Boston Mortgage Securities Corporation
10,489	4.597%, 3/15/2035	10,486
	Credit Suisse Mortgage Capital Certificates
2,966,325	0.379%, 10/15/2021[d,e]	2,903,587
3,250,000	5.467%, 9/15/2039	3,689,783
	Federal Home Loan Mortgage Corporation
100,000	5.250%, 4/18/2016	115,666
	Wachovia Bank Commercial Mortgage Trust
9,354	5.230%, 7/15/2041	9,344

	Total	18,658,625

Communications Services (9.6%)
	Alltel Corporation
3,875,000	7.000%, 3/15/2016	4,596,432
	AMC Networks, Inc.
1,920,000	4.750%, 12/15/2022	1,929,600
	America Movil SAB de CV
3,800,000	5.000%, 3/30/2020	4,421,194
1,600,000	3.125%, 7/16/2022	1,626,317
	American Tower Corporation
3,900,000	4.500%, 1/15/2018	4,275,235
1,280,000	5.900%, 11/1/2021	1,528,023
	AT&T, Inc.
2,560,000	1.400%, 12/1/2017	2,560,481
2,600,000	4.450%, 5/15/2021	3,002,636
2,255,000	5.550%, 8/15/2041	2,706,280
	Cablevision Systems Corporation
1,300,000	8.625%, 9/15/2017	1,516,125
2,000,000	8.000%, 4/15/2020	2,252,500
	CBS Corporation
3,220,000	1.950%, 7/1/2017	3,280,494
1,300,000	7.875%, 9/1/2023	1,727,489
	CC Holdings GS V, LLC
1,280,000	3.849%, 4/15/2023[e]	1,302,158
	CCO Holdings, LLC
1,880,000	7.250%, 10/30/2017	2,049,200
1,280,000	7.000%, 1/15/2019	1,380,800
	CenturyLink, Inc.
2,520,000	5.150%, 6/15/2017	2,715,114
3,700,000	5.800%, 3/15/2022	3,911,370
	Clear Channel Worldwide Holdings, Inc.
2,570,000	6.500%, 11/15/2022[e]	2,666,375
	Comcast Corporation
1,900,000	6.300%, 11/15/2017	2,330,854
2,900,000	5.700%, 5/15/2018	3,486,568
2,570,000	3.125%, 7/15/2022	2,677,516
2,700,000	6.400%, 5/15/2038	3,449,841
	Cox Communications, Inc.
1,900,000	9.375%, 1/15/2019[e]	2,612,428
1,800,000	3.250%, 12/15/2022[e]	1,856,264
2,500,000	8.375%, 3/1/2039[e]	3,836,620
	Crown Castle International Corporation
640,000	5.250%, 1/15/2023[e]	684,800
	Crown Castle Towers, LLC
5,050,000	4.174%, 8/15/2017[e]	5,541,719
	DIRECTV Holdings, LLC
3,875,000	5.000%, 3/1/2021	4,346,898
2,030,000	3.800%, 3/15/2022	2,094,260
	Discovery Communications, LLC
1,920,000	4.375%, 6/15/2021	2,143,672
965,000	3.300%, 5/15/2022	991,168
	Dish DBS Corporation
1,945,000	6.750%, 6/1/2021	2,217,300

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (93.7%)	Value
Communications Services (9.6%) - continued
	Hughes Satellite Systems Corporation
$3,220,000	6.500%, 6/15/2019	$3,550,050
	Intelsat Jackson Holdings SA
1,290,000	7.250%, 4/1/2019	1,386,750
1,900,000	7.500%, 4/1/2021	2,094,750
	NBCUniversal Media, LLC
3,750,000	5.150%, 4/30/2020	4,445,456
4,510,000	4.375%, 4/1/2021	5,066,272
1,610,000	2.875%, 1/15/2023	1,616,851
	News America, Inc.
1,900,000	7.625%, 11/30/2028	2,449,052
2,140,000	6.400%, 12/15/2035	2,656,487
	Omnicom Group, Inc.
4,245,000	4.450%, 8/15/2020	4,723,564
	Qwest Communications International, Inc.
3,180,000	7.125%, 4/1/2018	3,318,022
	Qwest Corporation
3,200,000	6.500%, 6/1/2017	3,736,326
	SBA Tower Trust
60,000	4.254%, 4/15/2015[e]	63,035
3,500,000	5.101%, 4/17/2017[e]	3,946,502
	Sirius XM Radio, Inc.
1,930,000	5.250%, 8/15/2022[e]	1,949,300
	Sprint Nextel Corporation
1,290,000	9.125%, 3/1/2017	1,518,975
650,000	7.000%, 3/1/2020[e]	755,625
	Time Warner Cable, Inc.
2,500,000	8.250%, 4/1/2019	3,326,842
200,000	4.000%, 9/1/2021	219,533
2,550,000	6.750%, 6/15/2039	3,234,354
	Time Warner Entertainment Company, LP
1,850,000	8.375%, 3/15/2023	2,614,755
	UPCB Finance VI, Ltd.
2,600,000	6.875%, 1/15/2022[e]	2,814,500
	Verizon Communications, Inc.
4,170,000	1.100%, 11/1/2017	4,151,264
	Virgin Media Finance plc
1,920,000	4.875%, 2/15/2022	1,963,200
	WPP Finance 2010
1,125,000	3.625%, 9/7/2022	1,119,001

	Total	150,438,197

Consumer Cyclical (5.8%)
	Amazon.com, Inc.
3,200,000	1.200%, 11/29/2017	3,182,413
	American Honda Finance Corporation
4,400,000	3.875%, 9/21/2020[e]	4,836,339
	Daimler Finance North America, LLC
2,260,000	3.875%, 9/15/2021[e]	2,438,031
	Ford Motor Credit Company, LLC
3,900,000	3.875%, 1/15/2015	4,067,088
3,200,000	3.984%, 6/15/2016	3,397,843
3,250,000	4.250%, 2/3/2017	3,481,696
630,000	6.625%, 8/15/2017	736,134
2,575,000	4.250%, 9/20/2022	2,722,766
	General Motors Financial Company, Inc.
2,410,000	4.750%, 8/15/2017[e]	2,534,091
	Home Depot, Inc.
2,670,000	5.875%, 12/16/2036	3,508,925
	Hyatt Hotels Corporation
3,100,000	5.750%, 8/15/2015[e]	3,403,102
	Hyundai Motor Manufacturing Czech
2,525,000	4.500%, 4/15/2015[e]	2,690,185
	Johnson Controls, Inc.
3,150,000	5.250%, 12/1/2041	3,562,814
	KIA Motors Corporation
3,260,000	3.625%, 6/14/2016[e]	3,417,266
	Macy’s Retail Holdings, Inc.
3,210,000	7.450%, 7/15/2017	3,957,343
3,570,000	3.875%, 1/15/2022	3,805,152
1,925,000	2.875%, 2/15/2023	1,885,023
	Marriott International, Inc.
3,250,000	3.000%, 3/1/2019	3,344,916
	MGM Resorts International
1,920,000	7.625%, 1/15/2017	2,054,400
	Royal Caribbean Cruises, Ltd.
2,560,000	5.250%, 11/15/2022	2,707,200
	Sheraton Holding Corporation
1,290,000	7.375%, 11/15/2015	1,491,902
	Spencer Spirit Holdings, Inc.
50,000	11.000%, 5/1/2017[e]	53,625
	Starwood Hotels & Resorts Worldwide, Inc.
1,850,000	6.750%, 5/15/2018	2,249,147
3,210,000	3.125%, 2/15/2023	3,181,967
	Time Warner, Inc.
1,320,000	4.000%, 1/15/2022	1,444,982
710,000	3.400%, 6/15/2022	740,586
1,600,000	7.700%, 5/1/2032	2,237,083
	Toll Brothers Finance Corporation
2,000,000	6.750%, 11/1/2019	2,377,432
	Toys R Us Property Company II, LLC
2,570,000	8.500%, 12/1/2017	2,724,200
	Wal-Mart Stores, Inc.
5,000,000	3.250%, 10/25/2020	5,443,755
	Western Union Company
3,210,000	2.875%, 12/10/2017	3,180,622
	Wyndham Worldwide Corporation
1,270,000	5.625%, 3/1/2021	1,417,475
3,220,000	4.250%, 3/1/2022	3,324,705

	Total	91,600,208

Consumer Non-Cyclical (7.4%)
	AbbVie, Inc.
3,200,000	2.000%, 11/6/2018[e]	3,241,360
	Altria Group, Inc.
592,000	9.700%, 11/10/2018	828,757
1,595,000	4.750%, 5/5/2021	1,807,572
2,500,000	9.950%, 11/10/2038	4,118,597
	Anheuser-Busch InBev Worldwide, Inc.
2,550,000	5.375%, 1/15/2020	3,103,437

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (93.7%)	Value
Consumer Non-Cyclical (7.4%) - continued
$2,525,000	5.000%, 4/15/2020	$3,021,592
	BAT International Finance plc
3,860,000	3.250%, 6/7/2022[e]	4,023,432
	Beam, Inc.
1,518,000	5.875%, 1/15/2036	1,761,651
	Biomet, Inc.
2,480,000	6.500%, 8/1/2020[e]	2,635,000
	Boston Scientific Corporation
3,800,000	4.500%, 1/15/2015	4,039,187
	Bunge Limited Finance Corporation
2,220,000	5.100%, 7/15/2015	2,403,432
	Cargill, Inc.
1,950,000	3.250%, 11/15/2021[e]	2,019,055
	Celgene Corporation
2,250,000	1.900%, 8/15/2017	2,290,388
2,500,000	3.950%, 10/15/2020	2,713,215
	ConAgra Foods, Inc.
3,225,000	2.100%, 3/15/2018	3,230,337
	Energizer Holdings, Inc.
1,450,000	4.700%, 5/24/2022	1,552,689
	Express Scripts Holding Company
2,235,000	3.125%, 5/15/2016	2,356,343
3,235,000	4.750%, 11/15/2021[e]	3,671,159
	Fresenius Medical Care US Finance II, Inc.
710,000	5.625%, 7/31/2019[e]	762,362
	Fresenius Medical Care US Finance, Inc.
1,290,000	6.500%, 9/15/2018[e]	1,441,575
	Grifols, Inc.
1,930,000	8.250%, 2/1/2018	2,125,413
	Grupo Bimbo SAB de CV
3,890,000	4.500%, 1/25/2022[e]	4,251,043
	Hasbro, Inc.
3,250,000	6.350%, 3/15/2040	4,013,783
	HCA, Inc.
2,490,000	8.500%, 4/15/2019	2,776,350
2,560,000	4.750%, 5/1/2023	2,604,800
	Heineken NV
2,570,000	2.750%, 4/1/2023[e]	2,523,447
	JBS Finance II, Ltd.
1,250,000	8.250%, 1/29/2018[h]	1,325,000
	Koninklijke Philips Electronics NV
2,765,000	3.750%, 3/15/2022	2,988,937
	Kraft Foods, Inc.
1,923,000	6.125%, 8/23/2018[e]	2,355,915
1,600,000	5.000%, 6/4/2042[e]	1,799,198
	Life Technologies Corporation
3,700,000	6.000%, 3/1/2020	4,385,207
	Mondelez International, Inc.
677,000	6.125%, 2/1/2018	823,754
1,525,000	5.375%, 2/10/2020	1,841,073
	Mylan, Inc.
2,565,000	7.875%, 7/15/2020[e]	3,031,217
2,240,000	3.125%, 1/15/2023[e]	2,220,680
	Pernod-Ricard SA
4,850,000	2.950%, 1/15/2017[e]	5,100,871
	Reynolds American, Inc.
3,840,000	3.250%, 11/1/2022	3,857,261
	Roche Holdings, Inc.
3,210,000	6.000%, 3/1/2019[e]	3,995,786
	SABMiller Holdings, Inc.
1,615,000	2.450%, 1/15/2017[e]	1,683,468
3,225,000	3.750%, 1/15/2022[e]	3,482,455
	Safeway, Inc.
1,610,000	5.000%, 8/15/2019	1,732,172
	Teva Pharmaceutical Finance IV BV
4,225,000	3.650%, 11/10/2021	4,521,730
	Tyson Foods, Inc.
1,285,000	4.500%, 6/15/2022	1,391,033

	Total	115,851,733

Energy (9.9%)
	Anadarko Petroleum Corporation
3,400,000	6.375%, 9/15/2017	4,061,283
	BP Capital Markets plc
1,950,000	2.248%, 11/1/2016	2,028,749
3,525,000	4.500%, 10/1/2020	4,062,425
	Canadian Natural Resources, Ltd.
2,275,000	3.450%, 11/15/2021	2,427,946
	Canadian Oil Sands, Ltd.
2,600,000	4.500%, 4/1/2022[e]	2,836,766
	CenterPoint Energy Resources Corporation
4,600,000	6.125%, 11/1/2017	5,523,878
	CNPC HK Overseas Capital, Ltd.
2,870,000	5.950%, 4/28/2041[e]	3,723,349
	Concho Resources, Inc.
1,930,000	6.500%, 1/15/2022	2,123,000
	El Paso Pipeline Partners Operating Company, LLC
3,850,000	5.000%, 10/1/2021	4,363,066
	Enbridge Energy Partners, LP
950,000	5.200%, 3/15/2020	1,071,537
3,800,000	8.050%, 10/1/2037	4,316,112
	Encana Corporation
1,920,000	5.900%, 12/1/2017	2,286,793
1,280,000	5.150%, 11/15/2041	1,375,932
	Energy Transfer Partners, LP
5,120,000	6.700%, 7/1/2018	6,169,134
	EQT Corporation
1,300,000	8.125%, 6/1/2019	1,609,175
	Gazprom OAO Via Gaz Capital SA
3,250,000	4.950%, 5/23/2016[e]	3,489,688
	Key Energy Services, Inc.
2,075,000	6.750%, 3/1/2021	2,075,000
	Kinder Morgan Energy Partners, LP
1,290,000	6.850%, 2/15/2020	1,625,319
4,450,000	5.800%, 3/1/2021	5,325,894
	Linn Energy, LLC
3,250,000	7.750%, 2/1/2021	3,461,250
	Marathon Oil Corporation
2,364,000	5.900%, 3/15/2018	2,859,211
1,920,000	2.800%, 11/1/2022	1,931,896

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (93.7%)	Value
Energy (9.9%) - continued
	Marathon Petroleum Corporation
$1,920,000	6.500%, 3/1/2041	$2,432,748
	Markwest Energy Partners, LP/Markwest Energy Finance Corporation
1,300,000	6.250%, 6/15/2022	1,417,000
	MEG Energy Corporation
1,920,000	6.375%, 1/30/2023[e]	2,001,600
	Nabors Industries, Inc.
2,575,000	4.625%, 9/15/2021	2,771,318
	National Oilwell Varco, Inc.
2,245,000	2.600%, 12/1/2022	2,276,515
	Newfield Exploration Company
710,000	5.750%, 1/30/2022	781,000
1,125,000	5.625%, 7/1/2024	1,215,000
	Noble Energy, Inc.
3,100,000	8.250%, 3/1/2019	4,062,941
	ONEOK Partners, LP
3,250,000	6.850%, 10/15/2037	4,140,126
	Petrobras International Finance Company
4,800,000	5.375%, 1/27/2021	5,403,936
	Phillips 66
1,300,000	4.300%, 4/1/2022[e]	1,452,645
	Pioneer Natural Resources Company
3,780,000	6.875%, 5/1/2018	4,598,695
	Plains All American Pipeline, LP
3,150,000	6.500%, 5/1/2018	3,888,722
	Plains Exploration & Production Company
1,870,000	8.625%, 10/15/2019	2,127,125
	QEP Resources, Inc.
1,940,000	5.375%, 10/1/2022	2,080,650
	Rowan Companies, Inc.
3,170,000	5.000%, 9/1/2017	3,521,553
2,125,000	4.875%, 6/1/2022	2,307,895
	Samson Investment Company
1,290,000	9.750%, 2/15/2020[e]	1,364,175
	SandRidge Energy, Inc.
1,920,000	7.500%, 3/15/2021	2,054,400
	Southwestern Energy Company
2,750,000	4.100%, 3/15/2022[e]	2,958,060
	Spectra Energy Partners, LP
3,200,000	4.600%, 6/15/2021	3,432,272
	Suncor Energy, Inc.
4,710,000	6.100%, 6/1/2018	5,745,343
1,940,000	6.850%, 6/1/2039	2,680,193
	The Williams Companies, Inc.
2,560,000	3.700%, 1/15/2023	2,582,154
	Transocean, Inc.
2,200,000	5.050%, 12/15/2016	2,449,528
1,920,000	7.375%, 4/15/2018	2,284,466
1,280,000	6.375%, 12/15/2021	1,555,594
1,610,000	3.800%, 10/15/2022	1,650,141
	Valero Energy Corporation
3,125,000	6.125%, 2/1/2020	3,799,953
	Weatherford International, Inc.
2,245,000	6.350%, 6/15/2017	2,569,557
	Weatherford International, Ltd.
4,500,000	6.000%, 3/15/2018	5,141,556
800,000	4.500%, 4/15/2022	849,007

	Total	156,343,271

Financials (26.4%)
	ABN Amro North American Holding Preferred Capital Repackage Trust I
2,570,000	3.407%, 12/29/2049[d,e,i]	2,570,000
	Aegon NV
2,600,000	1.867%, 7/29/2049[d,i]	1,508,000
	Ally Financial, Inc.
3,215,000	4.625%, 6/26/2015	3,351,560
1,290,000	5.500%, 2/15/2017	1,379,994
	American Express Credit Corporation
5,200,000	2.800%, 9/19/2016	5,501,834
3,225,000	2.375%, 3/24/2017	3,374,372
	American International Group, Inc.
3,225,000	4.250%, 9/15/2014	3,397,212
1,950,000	3.800%, 3/22/2017	2,110,551
3,000,000	6.400%, 12/15/2020	3,722,394
	Associated Banc Corporation
3,180,000	5.125%, 3/28/2016	3,490,718
	Associates Corporation of North America
3,800,000	6.950%, 11/1/2018	4,577,480
	AXA SA
2,580,000	8.600%, 12/15/2030	3,233,718
	Axis Specialty Finance, LLC
2,570,000	5.875%, 6/1/2020	2,917,575
	Banco do Brasil SA
1,950,000	9.250%, 10/31/2049[e,g,i]	2,413,125
	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
1,445,000	4.125%, 11/9/2022[e]	1,470,288
	Bank of America Corporation
2,580,000	5.625%, 10/14/2016	2,917,214
3,300,000	5.750%, 12/1/2017	3,846,463
3,880,000	7.625%, 6/1/2019	4,964,735
800,000	5.625%, 7/1/2020	948,502
1,940,000	5.875%, 1/5/2021	2,322,725
1,950,000	5.875%, 2/7/2042	2,432,799
	Barclays Bank plc
3,220,000	6.050%, 12/4/2017[e]	3,562,569
	BBVA Bancomer SA/Texas
3,535,000	6.750%, 9/30/2022[e]	3,976,875
	BBVA US Senior SAU
2,560,000	4.664%, 10/9/2015	2,624,812
	Berkshire Hathaway, Inc.
3,215,000	3.750%, 8/15/2021	3,541,499
	Boston Properties, LP
3,750,000	5.875%, 10/15/2019	4,471,522
	Capital One Capital IV
1,930,000	6.745%, 2/17/2037	1,930,000
	Capital One Financial Corporation
3,500,000	6.150%, 9/1/2016	4,004,070
3,210,000	4.750%, 7/15/2021	3,701,650
	Cigna Corporation
3,220,000	4.000%, 2/15/2022	3,519,956

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (93.7%)	Value
Financials (26.4%) - continued
	CIT Group, Inc.
$1,920,000	5.250%, 3/15/2018	$2,054,400
	Citigroup, Inc.
4,800,000	4.750%, 5/19/2015	5,174,573
3,210,000	6.000%, 8/15/2017	3,781,849
2,700,000	6.125%, 5/15/2018	3,235,710
3,830,000	8.500%, 5/22/2019	5,149,960
1,925,000	4.500%, 1/14/2022	2,147,730
3,840,000	5.950%, 12/29/2049[i]	3,888,000
	CNA Financial Corporation
3,775,000	7.350%, 11/15/2019	4,734,764
1,300,000	5.875%, 8/15/2020	1,533,746
	CommonWealth REIT
3,150,000	6.250%, 8/15/2016	3,455,667
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
1,280,000	3.950%, 11/9/2022	1,310,764
1,290,000	11.000%, 12/29/2049[e,i]	1,744,725
	DDR Corporation
2,245,000	4.625%, 7/15/2022[g]	2,450,085
	Developers Diversified Realty Corporation
1,290,000	7.875%, 9/1/2020	1,653,690
	Discover Bank
2,200,000	7.000%, 4/15/2020	2,731,731
	DnB NOR Boligkreditt
4,400,000	2.900%, 3/29/2016[e]	4,677,992
	Duke Realty, LP
3,220,000	3.875%, 10/15/2022	3,278,804
	Eksportfinans ASA
3,250,000	2.375%, 5/25/2016	3,100,513
	Fairfax Financial Holdings, Ltd.
1,915,000	5.800%, 5/15/2021[e]	1,979,417
	Fifth Third Bancorp
3,210,000	0.729%, 12/20/2016[d]	3,089,686
2,800,000	5.450%, 1/15/2017	3,137,173
	Fifth Third Capital Trust IV
1,950,000	6.500%, 4/15/2037	1,950,000
	GE Capital Trust I
4,500,000	6.375%, 11/15/2067	4,741,875
	General Electric Capital Corporation
3,225,000	3.800%, 6/18/2019[e]	3,436,489
1,900,000	6.000%, 8/7/2019	2,311,470
1,600,000	5.300%, 2/11/2021	1,857,251
1,550,000	6.750%, 3/15/2032	2,013,038
3,200,000	7.125%, 12/15/2049[i]	3,616,928
	Glitnir Banki HF
50,000	Zero Coupon, 1/21/2011[e,j]	13,625
	Goldman Sachs Group, Inc.
3,250,000	6.250%, 9/1/2017	3,833,755
2,900,000	5.375%, 3/15/2020	3,323,487
3,275,000	5.250%, 7/27/2021	3,733,421
1,260,000	6.750%, 10/1/2037	1,427,992
	HCP, Inc.
800,000	3.750%, 2/1/2019	844,273
2,250,000	2.625%, 2/1/2020	2,241,218
	Health Care Property Investors, Inc.
3,100,000	5.625%, 5/1/2017	3,540,600
	Health Care REIT, Inc.
1,285,000	2.250%, 3/15/2018	1,283,918
1,280,000	6.125%, 4/15/2020	1,499,139
3,150,000	4.950%, 1/15/2021	3,445,256
	HSBC Finance Corporation
1,930,000	6.676%, 1/15/2021	2,289,696
	HSBC Holdings plc
2,600,000	4.000%, 3/30/2022	2,846,652
	HSBC USA, Inc.
3,200,000	1.625%, 1/16/2018	3,202,906
1,900,000	5.000%, 9/27/2020	2,074,578
	Huntington Bancshares, Inc.
2,850,000	7.000%, 12/15/2020	3,486,864
	Icahn Enterprises, LP
1,290,000	7.750%, 1/15/2016	1,336,762
660,000	8.000%, 1/15/2018	708,675
	ING Bank NV
3,860,000	2.000%, 9/25/2015[e]	3,888,564
	ING US, Inc.
3,215,000	5.500%, 7/15/2022[e]	3,488,941
	International Lease Finance Corporation
1,950,000	4.875%, 4/1/2015	2,018,406
1,600,000	5.750%, 5/15/2016	1,686,542
1,875,000	6.750%, 9/1/2016[e]	2,104,687
	Itau Unibanco Holding SA/Cayman Island
3,210,000	5.125%, 5/13/2023[e,g]	3,286,237
	J.P. Morgan Chase & Company
3,220,000	2.000%, 8/15/2017	3,289,217
3,150,000	5.500%, 10/15/2040	3,850,733
	J.P. Morgan Chase Bank NA
3,215,000	5.875%, 6/13/2016	3,666,466
2,580,000	6.000%, 10/1/2017	3,054,307
	Kilroy Realty, LP
2,565,000	4.800%, 7/15/2018	2,857,438
	Liberty Mutual Group, Inc.
3,535,000	4.950%, 5/1/2022[e]	3,852,751
	Liberty Property, LP
2,840,000	5.500%, 12/15/2016	3,225,408
1,875,000	4.750%, 10/1/2020	2,048,207
	Macquarie Bank, Ltd.
3,215,000	5.000%, 2/22/2017[e]	3,516,246
	Merrill Lynch & Company, Inc.
3,050,000	6.875%, 4/25/2018	3,676,635
3,000,000	7.750%, 5/14/2038	3,905,097
	MetLife Capital Trust IV
700,000	7.875%, 12/15/2037[e]	857,500
	MetLife Capital Trust X
2,250,000	9.250%, 4/8/2038[e]	3,105,000
	Mizuho Corporate Bank, Ltd.
3,225,000	2.550%, 3/17/2017[e]	3,372,421
1,920,000	1.550%, 10/17/2017[e]	1,921,926
	Morgan Stanley
2,580,000	5.375%, 10/15/2015	2,804,927
3,730,000	6.625%, 4/1/2018	4,396,085
1,900,000	5.625%, 9/23/2019	2,148,862
3,400,000	5.500%, 1/26/2020	3,814,096
1,925,000	4.875%, 11/1/2022	1,993,133
	MUFG Capital Finance 1, Ltd.
3,230,000	6.346%, 7/29/2049[i]	3,561,705
	Murray Street Investment Trust I
1,300,000	4.647%, 3/9/2017	1,406,141
	National City Bank
1,830,000	5.800%, 6/7/2017	2,159,318

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (93.7%)	Value
Financials (26.4%) - continued
	Nationwide Building Society
$2,400,000	6.250%, 2/25/2020[e]	$2,834,506
	Nordea Bank AB
3,170,000	4.875%, 5/13/2021[e]	3,400,681
	Omega Healthcare Investors, Inc.
1,680,000	5.875%, 3/15/2024	1,780,800
	ORIX Corporation
4,450,000	5.000%, 1/12/2016	4,820,017
	Preferred Term Securities XXIII, Ltd.
4,275,417	0.508%, 12/22/2036[d,h]	2,821,775
	ProLogis, LP
2,550,000	6.250%, 3/15/2017	2,921,662
1,930,000	6.875%, 3/15/2020	2,336,346
	Prudential Financial, Inc.
3,125,000	5.375%, 6/21/2020	3,653,216
1,425,000	6.200%, 11/15/2040	1,723,684
1,930,000	5.875%, 9/15/2042	2,026,500
2,565,000	5.625%, 6/15/2043	2,658,110
	QBE Capital Funding III, Ltd.
2,240,000	7.250%, 5/24/2041[e]	2,318,400
	Rabobank Capital Funding Trust II
2,126,000	5.260%, 12/29/2049[e,i]	2,136,660
	Reinsurance Group of America, Inc.
1,855,000	5.625%, 3/15/2017	2,095,278
1,930,000	6.450%, 11/15/2019	2,250,251
	Royal Bank of Scotland Group plc
2,565,000	6.125%, 12/15/2022	2,707,311
	Santander Holdings USA, Inc.
3,855,000	3.000%, 9/24/2015	3,925,697
	Simon Property Group, LP
1,250,000	10.350%, 4/1/2019	1,787,484
2,000,000	5.650%, 2/1/2020	2,400,030
1,025,000	2.750%, 2/1/2023	1,024,425
	SLM Corporation
3,300,000	5.375%, 5/15/2014	3,450,196
2,380,000	6.250%, 1/25/2016	2,588,250
3,555,000	6.000%, 1/25/2017	3,848,288
	SunTrust Banks, Inc.
3,220,000	3.600%, 4/15/2016	3,439,433
	Swedbank AB
3,855,000	2.125%, 9/29/2017[e]	3,938,808
	Swiss RE Capital I, LP
4,200,000	6.854%, 5/29/2049[e,i]	4,402,028
	TD Ameritrade Holding Corporation
3,775,000	5.600%, 12/1/2019	4,480,249
	U.S. Bank National Association
3,260,000	3.778%, 4/29/2020	3,456,438
	UnionBanCal Corporation
2,580,000	3.500%, 6/18/2022	2,721,224
	UnitedHealth Group, Inc.
2,500,000	6.500%, 6/15/2037	3,293,187
	Unum Group
2,500,000	7.125%, 9/30/2016	2,945,127
	Vesey Street Investment Trust I
1,300,000	4.404%, 9/1/2016[k]	1,402,792
	Wachovia Capital Trust III
120,000	5.570%, 3/15/2042[d,i]	119,400
	Wachovia Corporation
2,500,000	5.250%, 8/1/2014	2,665,850
	WEA Finance, LLC
2,790,000	7.125%, 4/15/2018[e]	3,437,846
1,280,000	6.750%, 9/2/2019[e]	1,585,705
	Wells Fargo & Company
2,560,000	1.500%, 1/16/2018	2,564,198
3,220,000	7.980%, 2/28/2049[i]	3,694,950
	Willis North America, Inc.
3,150,000	6.200%, 3/28/2017	3,586,196
	ZFS Finance USA Trust II
2,500,000	6.450%, 12/15/2065[e]	2,675,000

	Total	416,030,053

Foreign Government (1.9%)
	Brazil Government International Bond
1,930,000	4.875%, 1/22/2021	2,325,650
	Chile Government International Bond
4,520,000	3.250%, 9/14/2021	4,904,200
	Corporacion Andina de Fomento
1,968,000	4.375%, 6/15/2022	2,130,878
	Export-Import Bank of Korea
2,580,000	4.375%, 9/15/2021	2,850,606
	Korea Development Bank
2,500,000	4.375%, 8/10/2015	2,699,362
	Mexico Government International Bond
3,150,000	5.125%, 1/15/2020	3,764,250
2,230,000	6.050%, 1/11/2040	2,990,430
	Peru Government International Bond
1,290,000	5.625%, 11/18/2050	1,672,485
	Province of Ontario
4,780,000	3.000%, 7/16/2018	5,210,678
	Russia Government International Bond
1,950,000	3.250%, 4/4/2017[e]	2,071,875

	Total	30,620,414

Mortgage-Backed Securities (6.6%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
9,925,000	2.500%, 1/1/2028[c]	10,357,669
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
9,875,000	3.000%, 1/1/2043[c]	10,324,004
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
14,850,000	2.500%, 1/1/2028[c]	15,527,531
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
24,250,000	3.500%, 1/1/2043[c]	25,853,720
14,500,000	4.000%, 1/1/2043[c]	15,542,188
23,875,000	5.000%, 1/1/2043[c]	25,859,609

	Total	103,464,721

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (93.7%)	Value
Technology (1.7%)
	CA, Inc.
$3,075,000	5.375%, 12/1/2019	$3,501,936
	Computer Sciences Corporation
2,250,000	2.500%, 9/15/2015	2,294,226
	Equinix, Inc.
1,800,000	8.125%, 3/1/2018	1,984,500
640,000	7.000%, 7/15/2021	710,400
	Hewlett-Packard Company
3,200,000	2.650%, 6/1/2016	3,193,123
1,300,000	2.600%, 9/15/2017[g]	1,266,403
2,590,000	4.650%, 12/9/2021[g]	2,600,075
	Motorola Solutions, Inc.
4,500,000	3.750%, 5/15/2022	4,597,713
	Oracle Corporation
3,200,000	2.500%, 10/15/2022	3,228,829
	Xerox Corporation
1,250,000	6.400%, 3/15/2016	1,408,587
1,950,000	2.950%, 3/15/2017	2,000,745

	Total	26,786,537

Transportation (2.1%)
	Burlington Northern Santa Fe, LLC
1,125,000	3.050%, 9/1/2022	1,162,639
	Continental Airlines, Inc.
2,200,000	6.750%, 9/15/2015[e]	2,310,000
986,153	7.250%, 11/10/2019	1,134,075
1,415,000	4.000%, 10/29/2024	1,485,750
	CSX Corporation
1,293,000	7.900%, 5/1/2017	1,617,103
1,280,000	4.250%, 6/1/2021	1,439,026
1,807,000	6.220%, 4/30/2040	2,332,244
	Delta Air Lines, Inc.
2,260,263	4.950%, 5/23/2019[g]	2,452,385
1,285,000	4.750%, 5/7/2020	1,368,525
	ERAC USA Finance, LLC
3,450,000	5.250%, 10/1/2020[e]	3,945,303
1,915,000	4.500%, 8/16/2021[e]	2,086,714
	Hertz Corporation
2,570,000	6.750%, 4/15/2019	2,804,513
	Kansas City Southern de Mexico SA de CV
480,000	6.125%, 6/15/2021	542,400
	Navios Maritime Holdings, Inc.
1,510,000	8.875%, 11/1/2017	1,506,225
	Navios South American Logistics, Inc./Navios Logistics Finance US, Inc.
480,000	9.250%, 4/15/2019	471,000
	Penske Truck Leasing Company, LP
3,865,000	2.500%, 3/15/2016[e]	3,875,412
	United Parcel Service, Inc.
3,220,000	2.450%, 10/1/2022	3,221,047

	Total	33,754,361

U.S. Government and Agencies (6.1%)
	U.S. Treasury Bonds
1,500,000	4.375%, 5/15/2041	1,954,218
7,760,000	3.125%, 11/15/2041	8,122,540
287,000	3.125%, 2/15/2042	300,094
7,129,000	3.000%, 5/15/2042	7,262,669
	U.S. Treasury Notes
$100,000	0.375%, 6/15/2015	$100,156
6,410,000	2.875%, 3/31/2018	7,106,088
7,110,000	2.375%, 6/30/2018	7,705,463
23,000	1.000%, 6/30/2019	22,932
5,160,000	3.625%, 2/15/2020	6,029,140
9,500,000	3.500%, 5/15/2020[l]	11,029,652
7,020,000	2.625%, 11/15/2020	7,704,450
7,605,000	3.125%, 5/15/2021	8,623,948
8,825,000	2.000%, 11/15/2021	9,159,388
3,860,000	1.625%, 11/15/2022	3,817,779
	U.S. Treasury Notes, TIPS
4,066,159	0.125%, 4/15/2016	4,281,543
4,593,164	0.125%, 4/15/2017	4,918,631
6,640,413	0.625%, 7/15/2021	7,548,291

	Total	95,686,982

U.S. Municipals (0.5%)
	California General Obligation Bonds (Build America Bonds)
1,280,000	7.950%, 3/1/2036	1,590,643
	Denver, Colorado City & County Airport Revenue Bonds
2,550,000	5.250%, 11/15/2022	3,081,802
	Illinois State General Obligation Bonds
3,175,000	5.877%, 3/1/2019	3,654,838

	Total	8,327,283

Utilities (5.9%)
	AES Corporation
1,565,000	7.750%, 10/15/2015	1,756,713
	Ameren Illinois Company
3,200,000	6.125%, 11/15/2017	3,839,398
	American Electric Power Company, Inc.
2,565,000	2.950%, 12/15/2022	2,565,821
	Cleveland Electric Illuminating Company
1,775,000	5.700%, 4/1/2017	2,004,909
	Commonwealth Edison Company
1,500,000	6.150%, 9/15/2017	1,818,698
	DCP Midstream Operating, LP
2,560,000	2.500%, 12/1/2017	2,546,360
	DPL, Inc.
3,230,000	6.500%, 10/15/2016	3,415,725
	DTE Energy Company
2,500,000	6.375%, 4/15/2033	3,247,772
	El Paso Pipeline Partners Operating Company, LLC
1,280,000	4.700%, 11/1/2042	1,254,973
	Energy Transfer Partners, LP
3,500,000	4.650%, 6/1/2021	3,845,559
1,750,000	5.200%, 2/1/2022	1,996,246
	Enterprise Products Operating, LLC
2,675,000	7.034%, 1/15/2068	3,062,875
2,070,000	6.300%, 9/15/2017	2,503,936
1,930,000	6.650%, 4/15/2018	2,392,418

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (93.7%)	Value
Utilities (5.9%) - continued
	Exelon Generation Company, LLC
$1,050,000	5.200%, 10/1/2019	$1,190,324
2,500,000	4.000%, 10/1/2020	2,628,067
	Florida Power Corporation
2,000,000	6.400%, 6/15/2038	2,693,802
	Great River Energy
33,816	5.829%, 7/1/2017[e]	35,965
	ITC Holdings Corporation
3,000,000	5.875%, 9/30/2016[e]	3,409,308
2,600,000	6.050%, 1/31/2018[e]	3,048,672
	Kinder Morgan Energy Partners, LP
1,935,000	5.000%, 8/15/2042	2,050,670
	Markwest Energy Partners, LP
1,910,000	6.500%, 8/15/2021	2,086,675
	Nevada Power Company
2,800,000	6.750%, 7/1/2037	3,883,673
	NiSource Finance Corporation
2,800,000	6.400%, 3/15/2018	3,375,352
3,200,000	5.450%, 9/15/2020	3,760,314
	NRG Energy, Inc.
1,290,000	8.250%, 9/1/2020	1,444,800
	Ohio Edison Company
1,550,000	6.875%, 7/15/2036	2,007,360
	Ohio Power Company
2,400,000	6.050%, 5/1/2018	2,879,959
	ONEOK Partners, LP
1,290,000	2.000%, 10/1/2017	1,300,722
	Pennsylvania Electric Company
3,700,000	5.200%, 4/1/2020	4,266,389
	PPL Capital Funding, Inc.
3,205,000	3.500%, 12/1/2022	3,262,360
	PSEG Power, LLC
1,300,000	5.320%, 9/15/2016	1,469,731
	Southern California Edison Company
2,585,000	6.250%, 8/1/2049[i]	2,806,560
	Southern Star Central Corporation
1,600,000	6.750%, 3/1/2016	1,628,000
	Southwestern Public Service Company
2,770,000	6.000%, 10/1/2036	3,454,642
	Union Electric Company
2,900,000	6.400%, 6/15/2017	3,542,225

	Total	92,476,973

	Total Long-Term Fixed Income (cost $1,364,581,055)	1,475,420,773

Shares	Preferred Stock (1.4%)

Financials (1.4%)
93,500	Annaly Capital Management, Inc., 7.500%[i]	2,325,345
144,000	BB&T Corporation, 5.200%[i,m]	3,538,080
22,500	CoBank ACB, 6.250%[i,m]	2,343,517
128,000	Discover Financial Services, 6.500%[i]	3,232,000
81,250	HSBC Holdings plc, 8.000%[i]	2,239,250

Shares	Preferred Stock (1.4%)
Financials (1.4%) - continued
168,214	PNC Financial Services Group, Inc., 6.125%[i]	$4,661,210
72,510	RBS Capital Funding Trust VII, 6.080%[i,m]	1,502,407
82,600	U.S. Bancorp, 6.500%[i]	2,365,664

	Total	22,207,473

	Total Preferred Stock (cost $21,093,127)	22,207,473

Shares	Collateral Held for Securities Loaned (0.9%)
14,562,571	Thrivent Cash Management Trust	14,562,571

	Total Collateral Held for Securities Loaned (cost $14,562,571)	14,562,571

Shares or Principal Amount	Short-Term Investments (7.5%)
	Federal Home Loan Bank Discount Notes
600,000	0.138%, 6/7/2013[n,o]	599,640
118,125,978	Thrivent Cash Management Trust	118,125,978

	Total Short-Term Investments (at amortized cost)	118,725,618

	Total Investments (cost $1,569,709,074) 106.7%	$1,682,014,188

	Other Assets and Liabilities, Net (6.7%)	(106,113,897)

	Total Net Assets 100.0%	$1,575,900,291

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2012.
e	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2012, the value of these investments was $244,111,222 or 15.5% of total net assets.
f	All or a portion of the security is insured or guaranteed.
g	All or a portion of the security is on loan.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2012

h	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Income Portfolio owned as of December 31, 2012.

Security	Acquisition Date	Cost
JBS Finance II, Ltd.	7/22/2010	$1,232,925
Preferred Term Securities XXIII, Ltd.	9/14/2006	$4,275,417

i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
j	In bankruptcy. Interest is not being accrued.
k	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2012.
l	At December 31, 2012, $348,305 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.
m	Non-income producing security.
n	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
o	At December 31, 2012, $599,640 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$123,904,404
Gross unrealized depreciation	(11,741,832)

Net unrealized appreciation (depreciation)	$112,162,572

Cost for federal income tax purposes	$1,569,851,616

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2012, in valuing Income Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	4,873,473	—	4,873,473	—
Capital Goods	970,800	—	970,800	—
Communications Services	15,066,371	—	15,066,371	—
Consumer Cyclical	5,136,339	—	5,136,339	—
Consumer Non-Cyclical	8,771,058	—	8,771,058	—
Energy	1,930,483	—	1,930,483	—
Financials	1,606,000	—	1,606,000	—
Technology	6,672,636	—	6,672,636	—
Transportation	2,532,145	—	2,532,145	—
Utilities	3,538,448	—	3,538,448	—
Long-Term Fixed Income
Asset-Backed Securities	11,358,847	—	11,358,847	—
Basic Materials	62,527,107	—	62,527,107	—
Capital Goods	46,167,276	—	46,167,276	—
Collateralized Mortgage Obligations	15,328,185	—	15,328,185	—
Commercial Mortgage-Backed Securities	18,658,625	—	18,658,625	—
Communications Services	150,438,197	—	150,438,197	—
Consumer Cyclical	91,600,208	—	91,600,208	—
Consumer Non-Cyclical	115,851,733	—	115,851,733	—
Energy	156,343,271	—	156,343,271	—
Financials	416,030,053	—	413,208,278	2,821,775
Foreign Government	30,620,414	—	30,620,414	—
Mortgage-Backed Securities	103,464,721	—	103,464,721	—
Technology	26,786,537	—	26,786,537	—
Transportation	33,754,361	—	33,754,361	—
U.S. Government and Agencies	95,686,982	—	95,686,982	—
U.S. Municipals	8,327,283	—	8,327,283	—
Utilities	92,476,973	—	92,476,973	—
Preferred Stock
Financials	22,207,473	19,863,956	2,343,517	—
Collateral Held for Securities Loaned	14,562,571	14,562,571	—	—
Short-Term Investments	118,725,618	118,125,978	599,640	—

Total	$1,682,014,188	$152,552,505	$1,526,639,908	$2,821,775

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	914,935	914,935	—	—

Total Asset Derivatives	$914,935	$914,935	$—	$—

Liability Derivatives
Futures Contracts	1,065,894	1,065,894	—	—
Credit Default Swaps	917,083	—	917,083	—

Total Liability Derivatives	$1,982,977	$1,065,894	$917,083	$—

There were no significant transfers between Levels during the period ended December 31, 2012. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2012

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	315	March 2013	$69,433,853	$69,447,656	$13,803
5-Yr. U.S. Treasury Bond Futures	(595)	March 2013	(74,150,060)	(74,026,365)	123,695
10-Yr. U.S. Treasury Bond Futures	(1,250)	March 2013	(166,754,000)	(165,976,563)	777,437
30-Yr. U.S. Treasury Bond Futures	600	March 2013	89,565,894	88,500,000	(1,065,894)
Total Futures Contracts					($150,959)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 18, 5 Year, at 5.00%; Bank of America	Buy	6/20/2017	$9,504,000	($408,997)	($160,559)	($569,556)
CDX HY, Series 19, 5 Year, at 5.00%; Bank of America	Buy	12/20/2017	9,620,000	(293,348)	(54,179)	(347,527)
Total Credit Default Swaps					($214,738)	($917,083)

1	As the buyer of protection, Income Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Income Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Income Portfolio could be required to make as the seller or receive as the buyer of protection.
3	The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2012, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	914,935
Total Interest Rate Contracts		914,935

Total Asset Derivatives		$914,935

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,065,894
Total Equity Contracts		1,065,894
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	917,083
Total Credit Contracts		917,083

Total Liability Derivatives		$1,982,977

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2012

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2012, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(7,132,004)
Total Interest Rate Contracts		(7,132,004)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(286,402)
Total Credit Contracts		(286,402)

Total		($7,418,406)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2012, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(1,065,894)
Total Equity Contracts		(1,065,894)
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	3,357,504
Total Interest Rate Contracts		3,357,504
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(917,083)
Total Credit Contracts		(917,083)

Total		$1,374,527

The following table presents Income Portfolio’s average volume of derivative activity during the period ended December 31, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Interest Rate Contracts	$422,050,237	27.3%	N/A	N/A
Credit Contracts	N/A	N/A	$6,746,789	0.4%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Income Portfolio, is as follows:

Portfolio	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at December 31, 2012	Value December 31, 2012	Income Earned January 1, 2012 - December 31, 2012
Cash Management Trust- Collateral Investment	$27,407,116	$150,495,661	$163,340,206	14,562,571	$14,562,571	$54,737
Cash Management Trust- Short Term Investment	—	227,607,157	109,481,179	118,125,978	118,125,978	25,804
Total Value and Income Earned	27,407,116				132,688,549	80,541

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long - Term Fixed Income (105.2%)	Value
Asset-Backed Securities (2.9%)
	Conseco Financial Corporation
$ 16,422	6.330%, 11/1/2029	$17,407
	Countrywide Home Loans, Inc.
327,461	6.085%, 6/25/2021[a]	288,409
	Credit Based Asset Servicing and Securitization, LLC
355,209	4.274%, 12/25/2036	225,476
	First Horizon ABS Trust
864,773	0.340%, 10/25/2026[a,b]	735,575
818,928	0.370%, 10/25/2034[a,b]	589,316
	GMAC Mortgage Corporation Loan Trust
1,040,857	0.390%, 8/25/2035[a,b]	822,504
1,266,047	0.390%, 12/25/2036[a,b]	916,980
	IndyMac Seconds Asset-Backed Trust
490,082	0.380%, 10/25/2036[a,b]	120,368
	Master Credit Card Trust
750,000	0.780%, 4/21/2017[c]	751,595
	Wachovia Asset Securitization, Inc.
1,060,901	0.350%, 7/25/2037[a,b,d]	902,726

	Total	5,370,356

Basic Materials (0.6%)
	Dow Chemical Company
27,000	7.375%, 11/1/2029	35,769
	Freeport-McMoRan Copper & Gold, Inc.
250,000	3.550%, 3/1/2022	247,944
	Rio Tinto Alcan, Inc.
500,000	5.200%, 1/15/2014	522,163
	Xstrata Finance Canada, Ltd.
325,000	2.450%, 10/25/2017[c]	328,151

	Total	1,134,027

Capital Goods (1.4%)
	Caterpillar Financial Services Corporation
325,000	1.625%, 6/1/2017	331,113
	Eaton Corporation
300,000	2.750%, 11/2/2022[c]	299,074
	General Electric Company
600,000	5.000%, 2/1/2013	600,140
	John Deere Capital Corporation
325,000	1.700%, 1/15/2020	321,671
	Owens Corning, Inc.
130,000	4.200%, 12/15/2022	132,208
	Precision Castparts Corporation
300,000	1.250%, 1/15/2018	300,495
	Roper Industries, Inc.
300,000	1.850%, 11/15/2017	299,776
	United Technologies Corporation
275,000	6.050%, 6/1/2036	361,970

	Total	2,646,447

Collateralized Mortgage Obligations (<0.1%)
	Bear Stearns Mortgage Funding Trust
151,722	0.490%, 8/25/2036[b]	43,335

	Total	43,335

Commercial Mortgage-Backed Securities (4.8%)
	Banc of America Commercial Mortgage, Inc.
645,000	5.685%, 6/10/2049	747,642
	Bear Stearns Commercial Mortgage Securities, Inc.
242,779	0.359%, 3/15/2022[b,c]	240,404
	Commercial Mortgage Pass- Through Certificates
2,500,000	0.339%, 12/15/2020[b,c]	2,327,740
500,000	5.306%, 12/10/2046	574,522
	Credit Suisse Mortgage Capital Certificates
988,775	0.379%, 10/15/2021[b,c]	967,862
235,000	5.467%, 9/15/2039	266,800
	GE Capital Commercial Mortgage Corporation
185,283	4.641%, 3/10/2040	187,706
	GS Mortgage Securities Corporation II
2,000,000	1.260%, 3/6/2020[b,c]	2,002,694
	LB-UBS Commercial Mortgage Trust
900,000	4.786%, 10/15/2029	956,642
	Morgan Stanley Capital I
500,000	3.224%, 7/15/2049	538,675

	Total	8,810,687

Communications Services (1.4%)
	AT&T, Inc.
350,000	1.400%, 12/1/2017	350,066
	BellSouth Corporation
27,000	6.875%, 10/15/2031	33,596
	British Sky Broadcasting Group plc
200,000	3.125%, 11/26/2022[c]	199,304
	CBS Corporation
350,000	7.875%, 9/1/2023	465,093
	CenturyLink, Inc.
250,000	5.800%, 3/15/2022	264,282
	Cox Communications, Inc.
200,000	3.250%, 12/15/2022[c]	206,252
135,000	6.450%, 12/1/2036[c]	166,603
	Crown Castle Towers, LLC
500,000	4.174%, 8/15/2017[c]	548,685
	Time Warner Cable, Inc.
250,000	4.500%, 9/15/2042	243,812
	Verizon Global Funding Corporation
27,000	7.750%, 12/1/2030	39,530

	Total	2,517,223

Consumer Cyclical (1.4%)
	Amazon.com, Inc.
250,000	1.200%, 11/29/2017	248,626

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (105.2%)	Value
Consumer Cyclical (1.4%) - continued
	California Institute of Technology
$ 325,000	4.700%, 11/1/2111	$353,152
	Daimler Finance North America, LLC
27,000	8.500%, 1/18/2031	42,024
	Dartmouth College
250,000	3.760%, 6/1/2043	255,950
	Ford Motor Credit Company, LLC
150,000	4.207%, 4/15/2016	159,992
200,000	3.984%, 6/15/2016	212,365
350,000	3.000%, 6/12/2017	359,599
	Target Corporation
27,000	7.000%, 7/15/2031	37,644
	Time Warner, Inc.
275,000	3.400%, 6/15/2022	286,847
27,000	7.625%, 4/15/2031	37,170
	Wal-Mart Stores, Inc.
327,000	7.550%, 2/15/2030	481,101

	Total	2,474,470

Consumer Non-Cyclical (2.1%)
	AbbVie, Inc.
350,000	1.750%, 11/6/2017[c]	353,807
	Altria Group, Inc.
300,000	4.250%, 8/9/2042	290,939
	Anheuser-Busch InBev Worldwide, Inc.
300,000	1.375%, 7/15/2017	303,159
	Cargill, Inc.
325,000	4.100%, 11/1/2042[c]	318,185
	Colgate-Palmolive Company
500,000	1.250%, 5/1/2014	504,949
	Dr Pepper Snapple Group, Inc.
250,000	2.700%, 11/15/2022	248,366
	Heineken NV
50,000	1.400%, 10/1/2017[c]	49,849
300,000	2.750%, 4/1/2023[c]	294,566
	Mayo Clinic Rochester
250,000	3.774%, 11/15/2043	249,732
	McKesson Corporation
275,000	2.700%, 12/15/2022	275,090
	Mylan, Inc.
250,000	3.125%, 1/15/2023[c]	247,844
	Reynolds American, Inc.
150,000	1.050%, 10/30/2015	149,954
200,000	3.250%, 11/1/2022	200,899
	Wyeth, LLC
350,000	6.000%, 2/15/2036	459,102

	Total	3,946,441

Energy (1.6%)
	Anadarko Finance Company
27,000	7.500%, 5/1/2031	35,723
	ConocoPhillips Holding Company
27,000	6.950%, 4/15/2029	37,643
	Devon Financing Corporation, ULC
27,000	7.875%, 9/30/2031	39,269
	Energy Transfer Partners, LP
450,000	6.700%, 7/1/2018	542,209
	EOG Resources, Inc.
250,000	2.625%, 3/15/2023	251,759
	Marathon Oil Corporation
325,000	2.800%, 11/1/2022	327,014
	Petro-Canada
300,000	6.800%, 5/15/2038	409,136
	Phillips 66
325,000	1.950%, 3/5/2015[c]	331,609
275,000	4.300%, 4/1/2022[c]	307,290
	Rowan Companies, Inc.
200,000	4.875%, 6/1/2022	217,214
	Valero Energy Corporation
500,000	4.750%, 6/15/2013	509,421

	Total	3,008,287

Financials (7.9%)
	Associated Banc Corporation
250,000	1.875%, 3/12/2014	250,037
	Australia and New Zealand Banking Group, Ltd.
350,000	1.000%, 10/6/2015[c]	352,240
	AXA SA
27,000	8.600%, 12/15/2030	33,841
	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
200,000	4.125%, 11/9/2022[c]	203,500
	Bank of America Corporation
250,000	1.500%, 10/9/2015	251,278
150,000	5.875%, 2/7/2042	187,138
	Barclays Bank plc
500,000	2.375%, 1/13/2014	508,440
300,000	5.000%, 9/22/2016	336,266
	Berkshire Hathaway, Inc.
300,000	1.600%, 5/15/2017	305,784
	Camden Property Trust
100,000	2.950%, 12/15/2022	97,498
	Chubb Corporation
350,000	6.500%, 5/15/2038	483,471
	Citigroup, Inc.
164,000	1.290%, 4/1/2014[b,e]	164,182
250,000	4.700%, 5/29/2015	269,254
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
250,000	4.750%, 1/15/2020[c]	286,095
	Credit Suisse AG Guernsey
650,000	1.625%, 3/6/2015[c]	662,093
	Duke Realty, LP
250,000	3.875%, 10/15/2022	254,566
	General Electric Capital Corporation
475,000	5.875%, 1/14/2038	572,970
	HCP, Inc.
325,000	3.750%, 2/1/2016	344,933
	Health Care REIT, Inc.
450,000	6.125%, 4/15/2020	527,041
	HSBC Holdings plc
300,000	6.800%, 6/1/2038	383,659
	ING Bank NV
400,000	2.625%, 12/5/2022[c]	395,792

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (105.2%)	Value
Financials (7.9%) - continued
	International Lease Finance Corporation
$ 850,000	5.875%, 5/1/2013	$860,625
	J.P. Morgan Chase & Company
350,000	2.000%, 8/15/2017	357,524
	Kommuninvest I Sverige AB
325,000	1.000%, 10/24/2017[c]	324,675
	Liberty Mutual Group, Inc.
150,000	4.950%, 5/1/2022[c]	163,483
	Macquarie Bank, Ltd.
200,000	5.000%, 2/22/2017[c]	218,740
	Marsh & McLennan Companies, Inc.
185,000	5.750%, 9/15/2015	207,393
	MassMutual Global Funding II
350,000	2.000%, 4/5/2017[c]	360,608
	MetLife, Inc.
350,000	1.756%, 12/15/2017	355,510
	National Australia Bank, Ltd.
325,000	2.000%, 6/20/2017[c]	336,018
	New York Life Global Funding
750,000	1.300%, 1/12/2015[c,e]	759,776
	Nordea Bank AB
325,000	3.125%, 3/20/2017[c]	346,076
	Northern Trust Corporation
500,000	3.450%, 11/4/2020	539,292
	PNC Financial Services Group, Inc.
325,000	2.854%, 11/9/2022	326,892
	Preferred Term Securities XXIII, Ltd.
916,161	0.508%, 12/22/2036[b,d]	604,666
	Principal Life Global Funding II
300,000	1.000%, 12/11/2015[c]	299,558
	Realty Income Corporation
300,000	2.000%, 1/31/2018	299,751
	Royal Bank of Canada
500,000	1.013%, 10/30/2014[b]	504,588
	UBS AG/London
500,000	1.875%, 1/23/2015[c]	512,165
	UnitedHealth Group, Inc.
325,000	1.400%, 10/15/2017	325,508
	Ventas Realty, LP
175,000	4.250%, 3/1/2022	185,578
	Washington Mutual Bank
500,000	5.500%, 1/15/2013[f,g]	0

	Total	14,758,504

Foreign Government (3.2%)
	African Development Bank
250,000	6.875%, 10/15/2015	286,275
	Bank Nederlandse Gemeenten NV
500,000	4.375%, 2/16/2021[c]	584,100
	Chile Government International Bond
350,000	3.875%, 8/5/2020	394,625
	Export Development Canada
150,000	0.750%, 12/15/2017[e]	149,685
	Hydro-Quebec
27,000	8.400%, 1/15/2022	38,738
	Kommunalbanken AS
470,000	1.000%, 9/26/2017[c]	469,813
	Province of British Columbia
1,250,000	2.650%, 9/22/2021	1,315,106
	Province of Manitoba
600,000	1.300%, 4/3/2017	613,080
	Province of New Brunswick
125,000	2.750%, 6/15/2018	134,670
	Province of Nova Scotia
250,000	7.250%, 7/27/2013	259,975
	Province of Ontario
400,000	1.100%, 10/25/2017	400,440
	Province of Quebec
400,000	4.875%, 5/5/2014	424,160
400,000	7.500%, 7/15/2023	566,840
	Sweden Government International Bond
325,000	0.375%, 12/22/2015[c]	324,447

	Total	5,961,954

Mortgage-Backed Securities (28.1%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
55	6.500%, 1/1/2013	55
433	6.000%, 9/1/2013	438
2,574	6.000%, 4/1/2014	2,603
1,413	7.000%, 10/1/2014	1,468
3,012	6.500%, 3/1/2016	3,181
6,953	6.000%, 6/1/2016	7,425
6,275	6.000%, 9/1/2016	6,701
97,629	7.000%, 6/1/2017	105,250
114,682	5.500%, 12/1/2017	123,339
4,775,000	2.500%, 1/1/2028[h]	4,983,160
	Federal Home Loan Mortgage Corporation Gold 30- Yr. Pass Through
3,985	6.500%, 4/1/2024	4,605
3,119	7.000%, 5/1/2024	3,660
1,137	7.500%, 8/1/2025	1,325
13,314	8.500%, 11/1/2025	15,944
1,210	8.000%, 1/1/2026	1,429
1,462	7.000%, 4/1/2027	1,742
1,756	7.500%, 7/1/2027	2,052
4,207	7.000%, 8/1/2027	5,013
1,990	7.500%, 10/1/2027	2,332
2,311	7.000%, 5/1/2028	2,765
14,013	6.000%, 8/1/2028	15,583
4,909	6.500%, 2/1/2029	5,770
9,224	6.000%, 3/1/2029	10,258
7,531	7.500%, 10/1/2029	8,876
3,543	7.500%, 11/1/2029	4,176
5,106	6.500%, 5/1/2031	5,923
18,833	6.000%, 6/1/2031	20,942
5,226	7.000%, 6/1/2031	6,160
5,952	7.000%, 6/1/2031	7,016
14,045	6.000%, 7/1/2031	15,618
6,018	7.000%, 9/1/2031	7,094
9,713	6.500%, 10/1/2031	11,268
81,643	6.000%, 1/1/2032	90,787
18,464	6.000%, 1/1/2032	20,531
14,530	7.000%, 5/1/2032	17,030
84,578	6.500%, 7/1/2032	97,620
97,438	6.500%, 10/1/2032	112,464

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (105.2%)	Value
Mortgage-Backed Securities (28.1%) - continued
$ 121,956	6.000%, 11/1/2032	$135,615
2,400,000	3.000%, 1/1/2043[h]	2,509,125
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
312	6.500%, 6/1/2013	316
1,049	6.000%, 12/1/2013	1,060
7,150,000	2.500%, 1/1/2028[h]	7,476,219
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
2,912	10.500%, 8/1/2020	3,344
2,093	8.000%, 12/1/2024	2,448
3,176	7.000%, 10/1/2025	3,747
10,634	6.500%, 11/1/2025	12,280
374	8.500%, 12/1/2025	448
1,790	7.500%, 1/1/2026	2,084
3,133	6.500%, 5/1/2026	3,653
2,051	8.000%, 9/1/2026	2,425
4,631	7.500%, 2/1/2027	5,405
3,326	7.000%, 3/1/2027	3,943
4,139	9.000%, 11/1/2027	5,008
1,873	7.000%, 1/1/2028	2,230
30,842	7.500%, 2/1/2028	36,112
2,703	6.000%, 5/1/2028	3,020
1,404	6.500%, 9/1/2028	1,649
9,616	7.000%, 10/1/2028	11,497
22,337	7.500%, 11/1/2028	26,073
5,329	6.500%, 2/1/2029	6,259
15,374	6.000%, 3/1/2029	17,178
9,150	7.000%, 3/1/2029	10,943
20,199	6.500%, 4/1/2029	23,782
895	6.500%, 8/1/2029	1,054
6,190	7.500%, 8/1/2029	7,289
2,303	7.000%, 10/1/2029	2,754
5,357	7.500%, 12/1/2029	6,307
3,630	8.000%, 4/1/2030	4,337
1,545	7.500%, 12/1/2030	1,824
6,322	6.000%, 5/1/2031	7,063
91,795	6.500%, 4/1/2032	108,613
64,529	6.500%, 5/1/2032	76,352
44,046	7.000%, 5/1/2032	52,568
217,410	6.500%, 7/1/2032	257,242
105,648	6.500%, 8/1/2032	125,004
11,875,000	3.500%, 1/1/2043[h]	12,660,327
7,025,000	4.000%, 1/1/2043[h]	7,529,922
13,725,000	5.000%, 1/1/2043[h]	14,865,891
	Government National Mortgage Association 15-Yr. Pass Through
798	7.000%, 9/15/2013	811
	Government National Mortgage Association 30-Yr. Pass Through
4,406	7.500%, 3/15/2023	5,010
1,334	7.000%, 1/15/2024	1,565
2,278	9.000%, 9/15/2024	2,692
2,448	8.000%, 6/15/2025	2,853
1,734	8.000%, 9/15/2026	2,025
7,467	7.500%, 10/15/2027	8,636
5,708	7.000%, 11/15/2027	6,801
1,478	7.000%, 1/15/2028	1,768
5,321	6.500%, 7/15/2028	6,254
4,055	7.000%, 8/15/2028	4,852
22,826	7.500%, 11/15/2028	26,464
6,628	6.500%, 12/15/2028	7,791
27,108	6.500%, 3/15/2029	31,964
1,173	6.500%, 4/15/2029	1,383
5,343	8.000%, 10/15/2030	6,289
9,569	7.500%, 1/15/2031	11,167
4,508	7.000%, 4/15/2031	5,373
11,629	6.500%, 6/15/2031	13,786
14,886	7.000%, 9/15/2031	17,743
153,641	6.500%, 1/15/2032	182,556
24,425	6.500%, 4/15/2032	29,022

	Total	52,120,818

Technology (0.5%)
	International Business Machines Corporation
500,000	1.000%, 8/5/2013	502,291
	Oracle Corporation
325,000	1.200%, 10/15/2017	325,965

	Total	828,256

Transportation (0.6%)
	Continental Airlines, Inc.
350,000	4.150%, 4/11/2024	370,562
	Delta Air Lines, Inc.
260,799	4.950%, 5/23/2019[e]	282,968
	Union Pacific Corporation
437,000	4.163%, 7/15/2022	494,332

	Total	1,147,862

U.S. Government and Agencies (45.6%)
	Federal Agricultural Mortgage Corporation
1,000,000	2.125%, 9/15/2015	1,038,503
	Federal Farm Credit Banks
400,000	2.210%, 8/1/2024	400,336
	Federal Home Loan Banks
5,000,000	0.410%, 9/16/2013[b]	5,007,285
850,000	4.500%, 9/16/2013	875,878
1,000,000	3.625%, 10/18/2013	1,027,172
3,000,000	0.250%, 1/16/2015	2,997,912
400,000	0.500%, 11/20/2015	401,506
	Federal Home Loan Mortgage Corporation
500,000	3.750%, 6/28/2013	509,002
1,000,000	5.125%, 11/17/2017	1,205,129
1,300,000	0.750%, 1/12/2018	1,291,195
1,000,000	1.250%, 8/1/2019	1,001,384
325,000	1.250%, 10/2/2019	324,049
350,000	6.750%, 3/15/2031	537,909
	Federal National Mortgage Association
1,690,000	0.875%, 12/20/2017	1,693,301
500,000	5.960%, 9/11/2028	681,981
100,000	6.250%, 5/15/2029	143,659
	Resolution Funding Corporation
200,000	8.125%, 10/15/2019	287,556

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (105.2%)	Value
U.S. Government and Agencies (45.6%) - continued
	Tennessee Valley Authority
$ 250,000	6.000%, 3/15/2013	$252,924
350,000	5.250%, 9/15/2039	460,501
	U.S. Treasury Bonds
2,500,000	5.250%, 11/15/2028	3,453,905
500,000	3.500%, 2/15/2039	565,234
5,575,000	3.000%, 5/15/2042	5,679,531
	U.S. Treasury Notes
2,750,000	2.000%, 11/30/2013	2,795,331
1,500,000	2.250%, 5/31/2014	1,542,657
2,000,000	4.250%, 8/15/2014	2,129,532
2,500,000	2.375%, 8/31/2014	2,588,478
3,000,000	0.250%, 10/31/2014	3,000,702
7,325,000	0.250%, 9/15/2015	7,308,973
850,000	1.250%, 10/31/2015	871,582
4,000,000	2.625%, 2/29/2016	4,280,312
5,150,000	1.000%, 10/31/2016	5,248,169
3,250,000	3.000%, 2/28/2017	3,575,000
4,075,000	0.750%, 6/30/2017	4,099,197
1,000,000	2.250%, 11/30/2017	1,075,312
4,250,000	2.375%, 6/30/2018	4,605,937
8,800,000	0.875%, 7/31/2019	8,691,373
2,920,000	1.625%, 8/15/2022	2,900,839

	Total	84,549,246

U.S. Municipals (0.4%)
	Chicago Metropolitan Water Reclamation District General Obligation Bonds (Build America Bonds)
350,000	5.720%, 12/1/2038	443,961
	Illinois General Obligation Refunding Bonds
300,000	5.000%, 8/1/2017	344,250

	Total	788,211

Utilities (2.7%)
	American Electric Power Company, Inc.
300,000	1.650%, 12/15/2017	301,051
	CenterPoint Energy Houston Electric, LLC
400,000	5.600%, 7/1/2023	489,161
	Commonwealth Edison Company
275,000	5.900%, 3/15/2036	354,768
	Duke Energy Carolinas, LLC
325,000	4.000%, 9/30/2042	327,582
	El Paso Pipeline Partners Operating Company, LLC
325,000	4.700%, 11/1/2042	318,646
	FirstEnergy Corporation
27,000	7.375%, 11/15/2031	34,873
	Kinder Morgan Energy Partners, LP
275,000	5.300%, 9/15/2020	320,530
	National Rural Utilities Cooperative Finance Corporation
27,000	8.000%, 3/1/2032	40,625
	NiSource Finance Corporation
350,000	3.850%, 2/15/2023	359,666
	NSTAR Electric Company
325,000	2.375%, 10/15/2022	322,997
	ONEOK Partners, LP
275,000	6.650%, 10/1/2036	340,998
	PPL Capital Funding, Inc.
325,000	3.500%, 12/1/2022	330,817
	Public Service Company of Colorado
350,000	3.600%, 9/15/2042	339,773
	Sempra Energy
325,000	2.300%, 4/1/2017	337,473
	Southern California Edison Company
225,000	5.000%, 1/15/2014	235,020
	Southern California Gas Company
325,000	3.750%, 9/15/2042	326,499
	Williams Partners, LP
250,000	3.350%, 8/15/2022	254,198

	Total	5,034,677

	Total Long-Term Fixed Income (cost $191,475,249)	195,140,801

Shares	Collateral Held for Securities Loaned (0.7%)
1,274,400	Thrivent Cash Management Trust	1,274,400
	Total Collateral Held for Securities Loaned (cost $1,274,400)	1,274,400

Shares or Principal Amount	Short-Term Investments (21.2%)
39,325,747	Thrivent Cash Management Trust	39,325,747

	Total Short-Term Investments (at amortized cost)	39,325,747

	Total Investments (cost $232,075,396) 127.1%	$235,740,948

	Other Assets and Liabilities, Net (27.1%)	(50,278,778)

	Total Net Assets 100.0%	$185,462,170

a	All or a portion of the security is insured or guaranteed.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2012.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2012, the value of these investments was $16,540,693 or 8.9% of total net assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2012

d	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Bond Index Portfolio owned as of December 31, 2012.

Security	Acquisition Date	Cost
Preferred Term Securities XXIII, Ltd.	9/14/2006	$916,161
Wachovia Asset Securitization, Inc.	3/16/2007	$1,060,901

e	All or a portion of the security is on loan.
f	Defaulted security. Interest is not being accrued.
g	Security is fair valued.
h	Denotes investments purchased on a when-issued or delayed

delivery basis.

Definitions:

REIT	- Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$6,551,280
Gross unrealized depreciation	(2,996,828)

Net unrealized appreciation (depreciation)	$3,554,452
Cost for federal income tax purposes	$232,186,496

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2012, in valuing Bond Index Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	5,370,356	—	5,370,356	—
Basic Materials	1,134,027	—	1,134,027	—
Capital Goods	2,646,447	—	2,646,447	—
Collateralized Mortgage Obligations	43,335	—	43,335	—
Commercial Mortgage-Backed Securities	8,810,687	—	8,810,687	—
Communications Services	2,517,223	—	2,517,223	—
Consumer Cyclical	2,474,470	—	2,474,470	—
Consumer Non-Cyclical	3,946,441	—	3,946,441	—
Energy	3,008,287	—	3,008,287	—
Financials^	14,758,504	—	14,153,838	604,666
Foreign Government	5,961,954	—	5,961,954	—
Mortgage-Backed Securities	52,120,818	—	52,120,818	—
Technology	828,256	—	828,256	—
Transportation	1,147,862	—	1,147,862	—
U.S. Government and Agencies	84,549,246	—	84,549,246	—
U.S. Municipals	788,211	—	788,211	—
Utilities	5,034,677	—	5,034,677	—
Collateral Held for Securities Loaned	1,274,400	1,274,400	—	—
Short-Term Investments	39,325,747	39,325,747	—	—

Total	$235,740,948	$40,600,147	$194,536,135	$604,666

There were no significant transfers between Levels during the period ended December 31, 2012. Transfers between Levels are identified as of the end of the period.

^	Level 3 security in this section is fair valued at <$1.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Bond Index Portfolio, is as follows:

Portfolio	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at December 31, 2012	Value December 31, 2012	Income Earned January 1, 2012 - December 31, 2012
Cash Management Trust- Collateral Investment	$4,114,838	$29,055,646	$31,896,084	1,274,400	$1,274,400	$2,596
Cash Management Trust- Short Term Investment	—	49,345,444	10,019,697	39,325,747	39,325,747	9,599
Total Value and Income Earned	4,114,838				40,600,147	12,195

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Bank Loans (0.2%)[a]	Value
Consumer Cyclical (0.1%)
	MGM Resorts International, Term Loan
$700,000	6.256%, 12/13/2019[b,c]	$706,825

	Total	706,825

Technology (0.1%)
	Freescale Semiconductor, Inc., Term Loan
1,496,231	6.000%, 2/28/2019	1,482,436

	Total	1,482,436

	Total Bank Loans (cost $2,192,414)	2,189,261

Principal Amount	Long-Term Fixed Income (97.6%)
Asset-Backed Securities (12.1%)
	Avis Budget Rental Car Funding AESOP, LLC
9,000,000	2.370%, 11/20/2014[d]	9,226,818
	Carrington Mortgage Loan Trust
1,400,000	0.360%, 8/25/2036[e]	757,074
	Citibank Omni Master Trust
6,000,000	4.900%, 11/15/2018[d]	6,472,590
	Countrywide Home Loans, Inc.
1,964,768	6.085%, 6/25/2021[f]	1,730,454
	Credit Based Asset Servicing and Securitization, LLC
1,705,003	4.274%, 12/25/2036	1,082,283
	Discover Card Master Trust
9,500,000	0.859%, 9/15/2015[e]	9,510,345
	Edlinc Student Loan Funding Trust
4,500,000	3.490%, 10/1/2025[d,e]	4,542,188
	Education Loan Asset-Backed Trust I
6,511,193	0.660%, 6/25/2022[e]	6,516,761
	Enterprise Fleet Financing, LLC
4,017,425	1.430%, 10/20/2016[d]	4,028,312
2,000,000	0.720%, 4/20/2018[d]	2,000,934
	First Franklin Mortgage Loan Asset-Backed Certificates
215,069	5.500%, 3/25/2036[g,h]	2
	First Horizon ABS Trust
598,897	0.340%, 9/25/2029[e,f]	515,950
	Fosse Master Issuer plc
5,839,759	1.725%, 10/18/2054[d,e]	5,921,264
	GE Dealer Floorplan Master Note Trust
6,000,000	0.649%, 10/20/2017[e]	6,013,524
	GMAC Mortgage Corporation Loan Trust
1,249,029	0.390%, 8/25/2035[e,f]	987,005
1,807,390	5.750%, 10/25/2036[f]	1,609,027
2,954,109	0.390%, 12/25/2036[e,f]	2,139,620
	Master Credit Card Trust
10,000,000	0.780%, 4/21/2017[d]	10,021,270
	Montana Higher Education Student Assistance Corporation
3,506,010	0.811%, 9/20/2022[e]	3,516,660
	Mortgage Equity Conversion Asset Trust
5,814,105	0.640%, 1/25/2042[e,g]	4,651,284
5,666,608	0.650%, 2/25/2042[e,g]	4,533,286
	Nissan Auto Receivables Owner Trust
453,342	4.740%, 8/17/2015	454,192
	Northstar Education Finance, Inc.
4,905,369	0.910%, 12/26/2031[d,e]	4,905,369
	Renaissance Home Equity Loan Trust
3,736,300	5.608%, 5/25/2036	2,267,987
1,249,549	5.285%, 1/25/2037	649,957
	SLM Student Loan Trust
8,532,649	0.385%, 4/27/2020[e]	8,523,425
3,919,278	1.309%, 12/15/2021[d,e]	3,949,303
7,867,505	0.385%, 4/25/2022[e]	7,859,708
3,440,781	0.395%, 4/25/2023[e]	3,437,598
5,571,918	0.959%, 10/16/2023[d,e]	5,592,295
2,960,233	0.610%, 3/25/2025[e]	2,965,280
8,690,352	0.730%, 3/25/2026[e]	8,745,336
	Wachovia Asset Securitization, Inc.
1,326,126	0.350%, 7/25/2037[e,f,g]	1,128,407
	Wachovia Student Loan Trust
4,747,128	0.425%, 7/27/2020[e]	4,732,677
	World Omni Auto Receivables Trust
4,000,000	1.330%, 1/15/2018	4,062,696

	Total	145,050,881

Basic Materials (1.1%)
	BHP Billiton Finance USA, Ltd.
4,000,000	0.581%, 2/18/2014[e]	4,010,964
	Dow Chemical Company
2,000,000	2.500%, 2/15/2016	2,077,668
	Freeport-McMoRan Copper & Gold, Inc.
3,000,000	1.400%, 2/13/2015	2,993,712
1,250,000	2.150%, 3/1/2017	1,256,639
	Xstrata Finance Canada, Ltd.
2,825,000	2.450%, 10/25/2017[d]	2,852,385

	Total	13,191,368

Capital Goods (1.3%)
	Danaher Corporation
2,000,000	0.560%, 6/21/2013[e]	2,001,886
	Eaton Corporation
2,000,000	1.500%, 11/2/2017[d]	2,004,086
	John Deere Capital Corporation
3,000,000	0.443%, 10/8/2014[e]	3,001,077
	Precision Castparts Corporation
2,250,000	1.250%, 1/15/2018	2,253,715
	Roper Industries, Inc.
2,250,000	1.850%, 11/15/2017	2,248,319
	Textron, Inc.
2,700,000	6.200%, 3/15/2015	2,959,281
	United Technologies Corporation
1,000,000	0.811%, 6/1/2015[e]	1,009,853

	Total	15,478,217

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (97.6%)	Value
Collateralized Mortgage Obligations (4.1%)
	American Home Mortgage Assets, LLC
$3,147,838	1.085%, 11/25/2046[e]	$1,711,007
	Bear Stearns Adjustable Rate Mortgage Trust
1,647,969	2.470%, 10/25/2035[e]	1,586,852
	Countrywide Alternative Loan Trust
944,697	5.500%, 11/25/2035	948,483
1,003,237	5.500%, 2/25/2036	830,378
1,819,814	6.000%, 1/25/2037	1,506,684
	Countrywide Home Loans, Inc.
2,184,250	2.779%, 3/20/2036	1,608,403
2,175,163	2.857%, 9/20/2036	1,316,385
	Deutsche Alt-A Securities, Inc. Alternative Loan Trust
3,905,457	0.936%, 4/25/2047[e]	2,948,768
	GSR Mortgage Loan Trust
2,723,143	0.400%, 8/25/2046[e]	2,581,825
	HomeBanc Mortgage Trust
1,921,295	2.650%, 4/25/2037	1,237,865
	Impac CMB Trust
961,587	0.730%, 4/25/2035[e]	877,028
696,748	0.850%, 8/25/2035[e]	569,967
	J.P. Morgan Alternative Loan Trust
3,636,164	2.817%, 3/25/2036	2,570,517
	J.P. Morgan Mortgage Trust
555,182	3.002%, 10/25/2036	435,162
	Master Asset Securitization Trust
2,164,805	0.710%, 6/25/2036[e]	1,384,527
	Permanent Master plc
10,000,000	1.840%, 7/15/2042[d,e]	10,104,970
	Residential Accredit Loans, Inc.
1,715,766	3.849%, 9/25/2035	1,271,705
	Structured Adjustable Rate Mortgage Loan Trust
85,547	5.500%, 12/25/2034	82,466
	Wachovia Mortgage Loan Trust, LLC
1,698,616	3.032%, 5/20/2036	1,363,839
	WaMu Mortgage Pass Through Certificates
1,128,496	0.500%, 10/25/2045[e]	1,071,331
3,282,826	1.040%, 10/25/2046[e]	2,386,116
3,256,461	0.980%, 12/25/2046[e]	2,429,841
3,463,640	0.900%, 1/25/2047[e]	2,497,080
	Washington Mutual Alternative Mortgage Pass Through Certificates
2,758,660	1.085%, 9/25/2046[e]	1,400,277
4,515,249	0.916%, 2/25/2047[e]	2,314,286
	Wells Fargo Mortgage Backed Securities Trust
494,001	2.627%, 3/25/2036	483,355
1,374,195	2.760%, 3/25/2036	1,321,805

	Total	48,840,922

Commercial Mortgage-Backed Securities (6.5%)
	Bear Stearns Commercial Mortgage Securities, Inc.
2,197,888	5.613%, 6/11/2050	2,249,517
388,447	0.359%, 3/15/2022[d,e]	384,646
1,009,081	5.663%, 6/11/2040	1,033,707
2,000,000	5.331%, 2/11/2044	2,263,864
	Citigroup Commercial Mortgage Trust
1,250,000	5.702%, 12/10/2049	1,472,701
	Citigroup/Deutsche Bank Commercial Mortgage
3,000,000	5.322%, 12/11/2049	3,441,330
	Commercial Mortgage Pass- Through Certificates
1,500,000	5.306%, 12/10/2046	1,723,566
	Credit Suisse First Boston Mortgage Securities Corporation
5,556,359	4.691%, 4/15/2037	5,762,355
	Credit Suisse Mortgage Capital Certificates
4,000,000	5.467%, 9/15/2039	4,541,272
	Government National Mortgage Association
3,584,865	2.870%, 3/16/2051	3,703,732
8,589,660	2.164%, 3/16/2033	8,728,340
7,117,895	3.214%, 1/16/2040	7,469,519
	Greenwich Capital Commercial Funding Corporation
3,000,000	5.074%, 1/5/2036	3,071,772
5,500,000	5.224%, 4/10/2037	6,076,857
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
6,500,000	5.429%, 12/12/2043	7,417,657
	LB-UBS Commercial Mortgage Trust
967,045	5.303%, 2/15/2040	967,713
	Morgan Stanley Capital, Inc.
3,422,152	5.575%, 4/12/2049	3,524,132
	NCUA Guaranteed Notes
5,000,000	2.900%, 10/29/2020	5,358,000
	Network Rail Infrastructure Finance plc
6,000,000	1.500%, 1/13/2014[d]	6,070,812
	Wachovia Bank Commercial Mortgage Trust
2,500,000	5.765%, 7/15/2045	2,845,020

	Total	78,106,512

Communications Services (1.6%)
	AT&T, Inc.
2,625,000	1.400%, 12/1/2017	2,625,494
	CBS Corporation
2,500,000	8.875%, 5/15/2019	3,371,900
	Crown Castle Towers, LLC
2,500,000	3.214%, 8/15/2015[d]	2,606,542
1,650,000	4.174%, 8/15/2017[d]	1,810,661
	GTP Acquisition Partners I, LLC
2,000,000	4.347%, 6/15/2016[d]	2,119,516

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (97.6%)	Value
Communications Services (1.6%) - continued
	Qwest Communications International, Inc.
$2,000,000	7.125%, 4/1/2018	$2,086,806
	SBA Tower Trust
4,500,000	4.254%, 4/15/2015[d]	4,727,614

	Total	19,348,533

Consumer Cyclical (1.8%)
	Amazon.com, Inc.
2,125,000	1.200%, 11/29/2017	2,113,321
	American Honda Finance Corporation
5,000,000	1.850%, 9/19/2014[d]	5,085,505
	Daimler Finance North America, LLC
4,000,000	0.920%, 3/28/2014[d,e]	4,008,436
	Ford Motor Credit Company, LLC
2,000,000	4.207%, 4/15/2016	2,133,232
2,300,000	3.984%, 6/15/2016	2,442,200
1,000,000	3.000%, 6/12/2017	1,027,425
	Volkswagen International Finance NV
4,000,000	1.625%, 3/22/2015[d]	4,054,560

	Total	20,864,679

Consumer Non-Cyclical (3.1%)
	AbbVie, Inc.
1,500,000	1.200%, 11/6/2015[d]	1,510,022
1,250,000	1.750%, 11/6/2017[d]	1,263,596
	Altria Group, Inc.
500,000	2.850%, 8/9/2022	494,764
	Anheuser-Busch InBev Worldwide, Inc.
3,150,000	1.375%, 7/15/2017	3,183,169
	Cargill, Inc.
2,146,000	4.307%, 5/14/2021[d]	2,364,401
	Celgene Corporation
2,500,000	2.450%, 10/15/2015	2,594,270
	Coca-Cola Enterprises, Inc.
3,000,000	3.500%, 9/15/2020	3,188,094
	Dr Pepper Snapple Group, Inc.
500,000	2.000%, 1/15/2020	498,486
	Express Scripts Holding Company
3,000,000	2.650%, 2/15/2017[d]	3,118,167
	General Mills, Inc.
2,000,000	0.660%, 5/16/2014[e]	2,004,262
	Heineken NV
2,650,000	1.400%, 10/1/2017[d]	2,642,000
	Lorillard Tobacco Company
2,000,000	3.500%, 8/4/2016	2,116,398
	Quest Diagnostics, Inc.
3,000,000	1.160%, 3/24/2014[e]	3,018,291
	Reynolds American, Inc.
3,800,000	1.050%, 10/30/2015	3,798,826
	SABMiller Holdings, Inc.
2,500,000	2.450%, 1/15/2017[d]	2,605,987
	Teva Pharmaceutical Finance III BV
3,000,000	0.810%, 3/21/2014[e]	3,012,009

	Total	37,412,742

Energy (1.7%)
	BP Capital Markets plc
4,000,000	0.910%, 3/11/2014[e]	4,022,536
	Cameron International Corporation
3,000,000	1.241%, 6/2/2014[e]	3,020,388
	Energy Transfer Partners, LP
2,000,000	6.000%, 7/1/2013	2,047,404
	International Petroleum Investment Company, Ltd.
2,000,000	3.125%, 11/15/2015[d]	2,073,000
	Marathon Oil Corporation
2,700,000	0.900%, 11/1/2015	2,702,176
	Schlumberger SA
3,500,000	2.650%, 1/15/2016[d]	3,661,798
	Valero Energy Corporation
650,000	6.125%, 2/1/2020	790,391
	Weatherford International, Ltd.
1,500,000	6.000%, 3/15/2018	1,713,852

	Total	20,031,545

Financials (25.0%)
	ABN Amro Bank NV
5,000,000	2.083%, 1/30/2014[d,e]	5,057,950
	ABN Amro North American Holding Preferred Capital Repackage Trust I
875,000	3.407%, 12/29/2049[d,e,i]	875,000
	Achmea Hypotheekbank NV
805,000	3.200%, 11/3/2014[d]	843,873
	Ally Financial, Inc.
1,750,000	4.500%, 2/11/2014	1,800,313
	American International Group, Inc.
2,000,000	5.050%, 10/1/2015	2,206,740
	Associated Banc Corporation
3,000,000	1.875%, 3/12/2014	3,000,447
	Australia and New Zealand Banking Group, Ltd.
6,500,000	2.400%, 11/23/2016[d]	6,836,700
	Bank Nederlandse Gemeenten NV
6,500,000	1.500%, 3/28/2014[d,j]	6,575,595
	Bank of America Corporation
3,000,000	1.733%, 1/30/2014[e]	3,025,053
1,500,000	1.500%, 10/9/2015	1,507,669
2,000,000	5.625%, 10/14/2016	2,261,406
	Bank of Montreal
6,000,000	2.625%, 1/25/2016[d]	6,360,600
	Bank of New York Mellon Corporation
2,500,000	1.162%, 11/24/2014[e]	2,533,572
2,500,000	1.700%, 11/24/2014	2,556,715
	Bank of Nova Scotia
3,000,000	1.250%, 11/7/2014[d]	3,045,300
4,000,000	2.150%, 8/3/2016[d]	4,199,600
	Barclays Bank plc
1,800,000	2.375%, 1/13/2014	1,830,384
6,000,000	2.500%, 9/21/2015[d,j]	6,245,334
	Bear Stearns Companies, LLC
2,500,000	6.400%, 10/2/2017	3,002,495

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (97.6%)	Value
Financials (25.0%) - continued
	Berkshire Hathaway Finance Corporation
$3,000,000	2.450%, 12/15/2015	$3,153,828
	Caisse Centrale Desjardins du Quebec
4,000,000	2.550%, 3/24/2016[d]	4,233,200
	Canadian Imperial Bank of Commerce
6,500,000	0.900%, 9/19/2014[d]	6,556,550
	Capital One Financial Corporation
4,000,000	1.490%, 7/15/2014[e]	4,043,152
	CDP Financial, Inc.
4,000,000	3.000%, 11/25/2014[d]	4,180,476
	Chesapeake Funding, LLC
3,000,000	0.663%, 5/7/2024[d,e]	3,000,059
	Citigroup, Inc.
1,506,000	1.290%, 4/1/2014[e]	1,507,672
	CNA Financial Corporation
3,000,000	6.500%, 8/15/2016	3,461,175
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
3,000,000	3.200%, 3/11/2015[d]	3,145,140
	Credit Agricole Home Loan SFH
6,000,000	1.069%, 7/21/2014[d,e]	6,010,044
	Credit Suisse AG Guernsey
2,000,000	2.600%, 5/27/2016[d]	2,110,416
	Credit Suisse Securities USA, LLC
5,500,000	1.000%, 4/28/2017[k]	5,781,600
	Dexia Credit Local SA
6,500,000	2.750%, 4/29/2014[d]	6,591,695
	DnB NOR Boligkreditt
6,500,000	2.900%, 3/29/2016[d]	6,910,670
	Eksportfinans ASA
2,450,000	2.375%, 5/25/2016	2,337,310
	Fifth Third Bank
4,165,000	0.421%, 5/17/2013[e]	4,163,980
	General Electric Capital Corporation
4,500,000	0.551%, 1/8/2016[e]	4,447,859
	Goldman Sachs Group, Inc., Convertible
85,672	1.000%, 7/10/2013[d,l]	2,388,964
	HCP, Inc.
2,000,000	2.700%, 2/1/2014	2,035,894
	Health Care REIT, Inc.
750,000	6.125%, 4/15/2020	878,401
	HSBC Bank plc
6,000,000	1.625%, 7/7/2014[d,j]	6,112,638
	ING Bank NV
6,500,000	2.500%, 1/14/2016[d]	6,765,200
	ING Capital Funding Trust III
1,000,000	3.911%, 12/29/2049[e,i]	949,372
	International Lease Finance Corporation
1,100,000	8.625%, 9/15/2015	1,236,125
	Irish Life & Permanent plc
5,500,000	3.600%, 1/14/2013[d]	5,497,030
	J.P. Morgan Chase & Company
4,000,000	1.061%, 9/30/2013[e]	4,020,720
	J.P. Morgan Chase Bank NA
1,800,000	5.875%, 6/13/2016	2,052,765
	Kommuninvest I Sverige AB
3,500,000	1.000%, 10/24/2017[d]	3,496,500
	Landwirtschaftliche Rentenbank
7,000,000	0.508%, 3/15/2016[d,e]	7,002,233
	Lloyds TSB Bank plc
300,000	6.500%, 9/14/2020[d]	331,491
	Macquarie Bank, Ltd.
2,275,000	5.000%, 2/22/2017[d]	2,488,168
	MassMutual Global Funding II
3,500,000	2.000%, 4/5/2017[d]	3,606,078
	MetLife, Inc.
1,400,000	1.756%, 12/15/2017	1,422,040
	Metropolitan Life Global Funding I
2,680,000	5.125%, 4/10/2013[d]	2,713,562
3,250,000	3.650%, 6/14/2018[d]	3,557,788
	Morgan Stanley Mortgage Loan Trust
2,000,000	5.750%, 10/18/2016	2,217,136
	National Australia Bank, Ltd.
3,750,000	2.000%, 6/20/2017[d]	3,877,125
	National Bank of Canada
3,000,000	1.650%, 1/30/2014[d]	3,040,800
2,750,000	2.200%, 10/19/2016[d]	2,894,100
	NCUA Guaranteed Notes
3,259,413	0.563%, 12/7/2020[e]	3,261,024
	Nederlandse Waterschapsbank NV
6,500,000	1.375%, 5/16/2014[d]	6,577,155
	New York Life Global Funding
6,000,000	3.000%, 5/4/2015[d]	6,304,716
	Norddeutsche Landesbank Girozentrale
2,000,000	0.875%, 10/16/2015[d,j]	2,004,100
	Nordea Bank AB
2,500,000	3.125%, 3/20/2017[d]	2,662,125
	Principal Life Global Funding II
2,250,000	1.000%, 12/11/2015[d]	2,246,684
	Private Export Funding Corporation
5,000,000	2.125%, 7/15/2016	5,278,930
	Prudential Financial, Inc.
3,000,000	5.100%, 9/20/2014	3,211,056
	Rabobank Capital Funding Trust II
1,856,000	5.260%, 12/29/2049[d,i]	1,865,306
	Realty Income Corporation
1,500,000	2.000%, 1/31/2018	1,498,754
	Royal Bank of Canada
5,000,000	1.013%, 10/30/2014[e]	5,045,875
4,000,000	1.200%, 9/19/2017	4,009,600
	Royal Bank of Scotland Group plc
1,000,000	6.125%, 12/15/2022	1,055,482
	Stadshypotek AB
6,000,000	0.861%, 9/30/2013[d,e]	6,015,276
2,000,000	1.875%, 10/2/2019[d]	1,999,200
	Swedbank Hypotek AB
7,000,000	0.760%, 3/28/2014[d,e]	7,025,487
	Toronto-Dominion Bank
4,000,000	0.494%, 7/26/2013[e]	4,003,224
3,000,000	2.200%, 7/29/2015[d]	3,126,000
	U.S. Bank National Association
4,000,000	3.778%, 4/29/2020	4,241,028

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (97.6%)	Value
Financials (25.0%) - continued
	UBS AG/London
$7,500,000	1.875%, 1/23/2015[d]	$7,682,475
	Vestjysk Bank AS
6,500,000	0.858%, 6/17/2013[d,e]	6,516,399
	WEA Finance, LLC/WT Finance Australia, Pty, Ltd.
3,350,000	5.750%, 9/2/2015[d]	3,740,134
	Wells Fargo & Company
4,500,000	2.625%, 12/15/2016	4,749,147
	Westpac Banking Corporation
2,500,000	1.250%, 12/15/2017[d]	2,496,750

	Total	300,599,629

Foreign Government (4.4%)
	Canada Government International Bond
8,500,000	0.875%, 2/14/2017	8,568,850
	Corporacion Andina de Fomento
2,555,000	4.375%, 6/15/2022	2,766,459
	European Investment Bank
6,000,000	1.750%, 3/15/2017	6,227,232
	Hydro Quebec
3,000,000	2.000%, 6/30/2016	3,126,000
	Kommunalbanken AS
6,000,000	2.750%, 5/5/2015[d]	6,302,400
	Kreditanstalt fuer Wiederaufbau
9,055,000	0.219%, 6/17/2013[e]	9,055,344
	Mexico Government International Bond
1,250,000	5.125%, 1/15/2020	1,493,750
	Province of British Columbia
6,500,000	2.100%, 5/18/2016	6,830,200
575,000	2.650%, 9/22/2021	604,949
	Province of Manitoba
5,100,000	1.300%, 4/3/2017	5,211,180
	Province of Ontario
2,900,000	1.100%, 10/25/2017	2,903,190

	Total	53,089,554

Mortgage-Backed Securities (5.5%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
19,250,000	2.500%, 1/1/2028[c]	20,089,181
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
2,100,063	6.500%, 9/1/2037	2,390,104
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
7,697,669	2.250%, 6/25/2025	7,923,349
22,350,000	2.500%, 1/1/2028[c]	23,369,719
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
3,499,274	5.845%, 9/1/2037[e]	3,796,006
1,691,588	5.652%, 10/1/2037[e]	1,827,759
6,000,000	5.000%, 1/1/2043[c]	6,498,750

	Total	65,894,868

Technology (0.7%)
	Affiliated Computer Services, Inc.
2,000,000	5.200%, 6/1/2015	2,149,832
	Texas Instruments, Inc.
3,000,000	0.490%, 5/15/2013[e]	3,003,081
	Xerox Corporation
3,000,000	1.130%, 5/16/2014[e]	2,993,718

	Total	8,146,631

Transportation (1.6%)
	ARL First, LLC
3,000,000	1.963%, 12/15/2042[d,e,m]	3,030,000
	Continental Airlines, Inc.
2,650,000	6.750%, 9/15/2015[d]	2,782,500
3,250,000	4.150%, 4/11/2024	3,440,938
	CSX Corporation
2,500,000	6.250%, 4/1/2015	2,799,397
	Delta Air Lines, Inc.
950,000	4.750%, 5/7/2020	1,011,750
	Erac USA Finance Company
4,500,000	2.750%, 7/1/2013[d]	4,547,853
	Kansas City Southern de Mexico SA de CV
2,150,000	8.000%, 2/1/2018	2,370,375

	Total	19,982,813

U.S. Government and Agencies (26.5%)
	FDIC Structured Sale Guaranteed Notes
8,000,000	Zero Coupon, 1/7/2013[d]	7,997,804
	Federal Agricultural Mortgage Corporation
3,500,000	2.000%, 7/27/2016	3,668,287
	Federal Farm Credit Banks
4,950,000	0.255%, 9/23/2013[e]	4,951,386
	Federal Home Loan Banks
10,000,000	0.410%, 9/16/2013[e]	10,014,570
14,100,000	0.250%, 1/16/2015	14,090,186
1,000,000	0.500%, 11/20/2015	1,003,766
	Federal Home Loan Mortgage Corporation
4,000,000	0.159%, 6/17/2013[e,n]	4,001,444
500,000	1.250%, 8/1/2019	500,692
4,000,000	1.250%, 10/2/2019	3,988,296
	Federal National Mortgage Association
6,500,000	0.500%, 5/27/2015	6,523,595
	U.S. Treasury Bonds
6,675,000	3.000%, 5/15/2042	6,800,156
	U.S. Treasury Bonds, TIPS
4,606,735	0.750%, 2/15/2042	5,045,458
	U.S. Treasury Notes
800,000	2.250%, 5/31/2014	822,751
7,100,000	0.250%, 9/15/2015	7,084,465
44,050,000	1.000%, 10/31/2016	44,889,681
96,650,000	0.750%, 6/30/2017	97,223,908
8,250,000	2.375%, 6/30/2018	8,940,938
36,670,000	0.875%, 7/31/2019	36,217,346
5,000,000	1.625%, 8/15/2022	4,967,190
	U.S. Treasury Notes, TIPS
16,804,260	0.125%, 4/15/2017	17,994,993
15,703,118	1.125%, 1/15/2021	18,443,816

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (97.6%)	Value
U.S. Government and Agencies (26.5%) - continued
$11,957,739	0.125%, 1/15/2022	$12,985,376

	Total	318,156,104

Utilities (0.6%)
	Northeast Utilities
3,000,000	1.059%, 9/20/2013[e]	3,015,198
	ONEOK Partners, LP
650,000	8.625%, 3/1/2019	863,031
	Sempra Energy
2,750,000	2.300%, 4/1/2017	2,855,542
	Williams Partners, LP
500,000	3.350%, 8/15/2022	508,396

	Total	7,242,167

	Total Long-Term Fixed Income (cost $1,163,357,281)	1,171,437,165

Shares	Mutual Funds (1.5%)
Fixed Income Mutual Funds (1.5%)
3,615,238	Thrivent High Yield Fund	18,329,255
	Total	18,329,255

	Total Mutual Funds (cost $13,211,454)	18,329,255

	Preferred Stock (0.3%)
Financials (0.1%)
66,000	HSBC Holdings plc, 8.000%[i]	1,818,960

	Total	1,818,960

Utilities (0.2%)
24,375	Southern California Edison Company, 4.320%[i]	2,453,497

	Total	2,453,497

	Total Preferred Stock (cost $4,069,219)	4,272,457

	Collateral Held for Securities Loaned (0.9%)
10,526,150	Thrivent Cash Management Trust	10,526,150

	Total Collateral Held for Securities Loaned (cost $10,526,150)	10,526,150

Shares or Principal Amount	Short-Term Investments (4.2%)
	Federal Home Loan Bank Discount Notes
1,600,000	0.138%, 6/7/2013[o,p]	1,599,040

48,536,050	Thrivent Cash Management Trust	48,536,050

	Total Short-Term Investments (at amortized cost)	50,135,090

	Total Investments (cost $1,243,491,608) 104.7%	$1,256,889,378

	Other Assets and Liabilities, Net (4.7%)	(56,875,710)

	Total Net Assets 100.0%	$1,200,013,668

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2012, the value of these investments was $343,201,290 or 28.6% of total net assets.
e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2012.
f	All or a portion of the security is insured or guaranteed.
g	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Limited Maturity Bond Portfolio owned as of December 31, 2012.

Security	Acquisition Date	Cost
First Franklin Mortgage Loan Asset-Backed Certificates	4/19/2006	$214,738
Mortgage Equity Conversion Asset Trust	1/18/2007	5,814,105
Mortgage Equity Conversion Asset Trust	2/14/2007	5,666,608
Wachovia Asset Securitization, Inc.	3/16/2007	1,326,126

h	Defaulted security. Interest is not being accrued.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
j	All or a portion of the security is on loan.
k	Denotes equity-linked structured security. This security is linked to the S&P 500 Index.
l	Security is displayed in shares. This security is an equity-linked structured security. This security is linked to the common stock of Microsoft Corporation.
m	Security is fair valued.
n	At December 31, 2012, $270,097 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.
o	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2012

p	At December 31, 2012, $1,599,040 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$33,367,468
Gross unrealized depreciation	(20,165,998)

Net unrealized appreciation (depreciation)	$13,201,470
Cost for federal income tax purposes	$1,243,687,908

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2012, in valuing Limited Maturity Bond Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Consumer Cyclical	706,825	—	706,825	—
Technology	1,482,436	—	1,482,436	—
Long-Term Fixed Income
Asset-Backed Securities	145,050,881	—	131,324,123	13,726,758
Basic Materials	13,191,368	—	13,191,368	—
Capital Goods	15,478,217	—	15,478,217	—
Collateralized Mortgage Obligations	48,840,922	—	48,840,922	—
Commercial Mortgage-Backed Securities	78,106,512	—	78,106,512	—
Communications Services	19,348,533	—	19,348,533	—
Consumer Cyclical	20,864,679	—	20,864,679	—
Consumer Non-Cyclical	37,412,742	—	37,412,742	—
Energy	20,031,545	—	20,031,545	—
Financials	300,599,629	—	292,429,065	8,170,564
Foreign Government	53,089,554	—	53,089,554	—
Mortgage-Backed Securities	65,894,868	—	65,894,868	—
Technology	8,146,631	—	8,146,631	—
Transportation	19,982,813	—	16,952,813	3,030,000
U.S. Government and Agencies	318,156,104	—	318,156,104	—
Utilities	7,242,167	—	7,242,167	—
Mutual Funds
Fixed Income Mutual Funds	18,329,255	18,329,255	—	—
Preferred Stock
Financials	1,818,960	1,818,960	—	—
Utilities	2,453,497	—	2,453,497	—
Collateral Held for Securities Loaned	10,526,150	10,526,150	—	—
Short-Term Investments	50,135,090	48,536,050	1,599,040	—

Total	$1,256,889,378	$79,210,415	$1,152,751,641	$24,927,322

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	652,044	652,044	—	—

Total Asset Derivatives	$652,044	$652,044	$—	$—

Liability Derivatives
Futures Contracts	8,883	8,883	—	—
Credit Default Swaps	393,337	—	393,337	—

Total Liability Derivatives	$402,220	$8,883	$393,337	$—

There were no significant transfers between Levels during the period ended December 31, 2012. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2012

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
5-Yr. U.S. Treasury Bond Futures	(1,865)	March 2013	($232,419,937)	($232,032,222)	$387,715
10-Yr. U.S. Treasury Bond Futures	(425)	March 2013	(56,696,360)	(56,432,031)	264,329
30-Yr. U.S. Treasury Bond Futures	5	March 2013	746,382	737,499	(8,883)
Total Futures Contracts					$643,161

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 19, 5 Year, at 5.00%; Bank of America	Buy	12/20/2017	$11,750,000	($208,149)	($66,175)	($274,324)
CDX IG, Series 19, 5 Year, at 1.00%; Bank of America	Buy	12/20/2017	23,500,000	(57,187)	(61,826)	(119,013)
Total Credit Default Swaps					($128,001)	($393,337)

1	As the buyer of protection, Limited Maturity Bond Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Limited Maturity Bond Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Limited Maturity Bond Portfolio could be required to make as the seller or receive as the buyer of protection.
3	The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2012, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$652,044
Total Interest Rate Contracts		652,044

Total Asset Derivatives		$652,044

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	8,883
Total Equity Contracts		8,883
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	393,337
Total Credit Contracts		393,337

Total Liability Derivatives		$402,220

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2012

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2012, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Purchased	Net realized gains/(losses) on Investments	(98,888)
Total Equity Contracts		(98,888)
Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	22,537
Futures	Net realized gains/(losses) on Futures contracts	(8,367,097)
Total Interest Rate Contracts		(8,344,560)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(2,647,432)
Total Credit Contracts		(2,647,432)

Total		($11,090,880)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2012, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(8,883)
Total Equity Contracts		(8,883)
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	2,628,766
Total Interest Rate Contracts		2,628,766
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	337,736
Total Credit Contracts		337,736

Total		$2,957,619

The following table presents Limited Maturity Bond Portfolio’s average volume of derivative activity during the period ended December 31, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	N/A	N/A	N/A	N/A	20
Interest Rate Contracts	$301,532,813	22.6%	N/A	N/A	5
Credit Contracts	N/A	N/A	$20,773,533	1.6%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2012

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Limited Maturity Bond Portfolio, is as follows:

Portfolio	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at December 31, 2012	Value December 31, 2012	Income Earned January 1, 2012 - December 31, 2012
High Yield Fund	$19,694,026	$—	$3,000,000	3,615,238	$18,329,255	$1,451,285
Cash Management Trust- Collateral Investment	88,106,653	257,991,890	335,572,393	10,526,150	10,526,150	91,759
Cash Management Trust- Short Term Investment	—	170,260,392	121,724,342	48,536,050	48,536,050	10,708
Total Value and Income Earned	107,800,679				77,391,455	1,553,752

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mortgage Securities Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (101.1%)	Value
Asset-Backed Securities (6.7%)
	Carrington Mortgage Loan Trust
$ 200,000	0.360%, 8/25/2036[a]	$108,154
	Countrywide Asset-Backed Certificates
195,000	5.859%, 10/25/2046	129,560
	Credit Based Asset Servicing and Securitization, LLC
113,667	4.274%, 12/25/2036	72,152
	First Horizon ABS Trust
345,909	0.340%, 10/25/2026[a,b]	294,230
655,142	0.413%, 10/25/2034[a,b]	471,453
	GMAC Mortgage Corporation Loan Trust
832,686	0.390%, 8/25/2035[a,b]	658,003
	Popular ABS Mortgage Pass- Through Trust
100,000	5.297%, 11/25/2035	64,716
	Renaissance Home Equity Loan Trust
250,000	5.797%, 8/25/2036	143,682
199,928	5.285%, 1/25/2037	103,993
	Wachovia Asset Securitization, Inc.
530,451	0.350%, 7/25/2037[a,b,c]	451,363

	Total	2,497,306

Collateralized Mortgage Obligations (7.2%)
	Citicorp Mortgage Securities, Inc.
195,000	6.000%, 7/25/2037	198,008
	CitiMortgage Alternative Loan Trust
201,432	5.750%, 4/25/2037	167,831
	Countrywide Alternative Loan Trust
53,188	5.500%, 10/25/2035	48,665
100,324	5.500%, 2/25/2036	83,038
145,585	6.000%, 1/25/2037	120,535
	GMAC Mortgage Corporation Loan Trust
110,309	5.350%, 9/19/2035	107,871
	GSR Mortgage Loan Trust
46,852	0.400%, 8/25/2046[a]	44,420
	Impac CMB Trust
320,529	0.730%, 4/25/2035[a]	292,343
58,129	0.850%, 8/25/2035[a]	47,551
	J.P. Morgan Alternative Loan Trust
130,658	6.500%, 3/25/2036	115,688
	J.P. Morgan Mortgage Trust
160,404	6.500%, 1/25/2035	158,180
75,403	3.002%, 10/25/2036	59,102
	MLCC Mortgage Investors, Inc.
317,479	0.868%, 8/25/2029[a]	312,750
	Residential Accredit Loans, Inc.
176,409	5.500%, 12/25/2034	174,083
193,024	3.849%, 9/25/2035	143,067
	WaMu Mortgage Pass Through Certificates
87,882	2.773%, 10/25/2036	69,840
58,777	2.699%, 8/25/2046	46,676
	Wells Fargo Mortgage Backed Securities Trust
355,680	2.627%, 3/25/2036	348,016
92,142	2.723%, 4/25/2036	85,248
98,649	6.000%, 7/25/2037	96,217

	Total	2,719,129

Commercial Mortgage-Backed Securities (4.7%)
	Bear Stearns Commercial Mortgage Securities, Inc.
30,272	5.663%, 6/11/2040	31,011
	Commercial Mortgage Pass- Through Certificates
250,000	5.306%, 12/10/2046	287,261
	Credit Suisse First Boston Mortgage Securities
200,000	5.542%, 1/15/2049	227,363
	GE Capital Commercial Mortgage Corporation
70,639	4.641%, 3/10/2040	71,563
	Government National Mortgage Association
234,264	2.164%, 3/16/2033	238,046
	LB-UBS Commercial Mortgage Trust
300,000	4.786%, 10/15/2029	318,881
34,591	5.303%, 2/15/2040	34,615
100,000	5.866%, 9/15/2045	119,223
	Morgan Stanley Capital I
100,000	3.224%, 7/15/2049	107,735
	Morgan Stanley Capital, Inc.
285,000	5.332%, 12/15/2043	327,935

	Total	1,763,633

Mortgage-Backed Securities (82.5%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
2,650,000	2.500%, 1/1/2028[d]	2,765,524
	Federal Home Loan Mortgage Corporation Gold 20-Yr. Pass Through
86,462	5.500%, 9/1/2024	94,241
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
85,000	3.000%, 1/1/2043[d]	88,865
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
288,663	2.250%, 6/25/2025	297,126
3,950,000	2.500%, 1/1/2028[d]	4,130,219
	Federal National Mortgage Association Conventional 20- Yr. Pass Through
617,106	6.000%, 8/1/2024	686,221
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
3,000,000	3.000%, 1/1/2043[d]	3,143,437

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mortgage Securities Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Long-Term Fixed Income (101.1%)	Value
Mortgage-Backed Securities (82.5%) - continued
$6,600,000	3.500%, 1/1/2043[d]	$7,036,476
3,900,000	4.000%, 1/1/2043[d]	4,180,312
7,675,000	5.000%, 1/1/2043[d]	8,312,984

	Total	30,735,405

	Total Long-Term Fixed Income (cost $37,874,504)	37,715,473

Shares or Principal Amount	Short-Term Investments (72.9%)
	Federal Agricultural Mortgage Corporation Discount Notes
5,000,000	0.095%, 4/1/2013[e]	4,998,812
	Federal Home Loan Bank Discount Notes
4,500,000	0.080%, 1/9/2013[e]	4,499,920
100,000	0.137%, 6/7/2013[e,f]	99,940
	Liberty Street Funding, LLC
1,000,000	0.190%, 1/16/2013[e,g,h]	999,921
16,055,160	Thrivent Cash Management Trust	16,055,160
	Variable Funding Capital Company, LLC
500,000	0.200%, 1/17/2013[e,g,h]	499,956

	Total Short-Term Investments (at amortized cost)	27,153,709

	Total Investments (cost $65,028,213) 174.0%	$64,869,182

	Other Assets and Liabilities, Net (74.0%)	(27,596,635)

	Total Net Assets 100.0%	$37,272,547

a	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2012.
b	All or a portion of the security is insured or guaranteed.
c	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Mortgage Securities Portfolio owned as of December 31, 2012.

Security	Acquisition Date	Cost
Wachovia Asset Securitization, Inc.	3/16/2007	$530,450

d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
f	At December 31, 2012, $99,940 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
g	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2012, the value of these investments was $1,499,877 or 4.0% of total net assets.
h	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$492,494
Gross unrealized depreciation	(651,525)

Net unrealized appreciation (depreciation)	$(159,031)
Cost for federal income tax purposes	$65,028,213

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mortgage Securities Portfolio

Schedule of Investments as of December 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2012, in valuing Mortgage Securities Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	2,497,306	—	2,497,306	—
Collateralized Mortgage Obligations	2,719,129	—	2,719,129	—
Commercial Mortgage-Backed Securities	1,763,633	—	1,763,633	—
Mortgage-Backed Securities	30,735,405	—	30,735,405	—
Short-Term Investments	27,153,709	16,055,160	11,098,549	—

Total	$64,869,182	$16,055,160	$48,814,022	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives
Futures Contracts	2,242	2,242	—	—

Total Liability Derivatives	$2,242	$2,242	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2012. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
10-Yr. U.S. Treasury Bond Futures	5	March 2013	$666,148	$663,906	($2,242)
Total Futures Contracts					($2,242)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2012, for Mortgage Securities Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,242
Total Interest Rate Contracts		2,242

Total Liability Derivatives		$2,242

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2012, for Mortgage Securities Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	30,361
Total Interest Rate Contracts		30,361

Total		$30,361

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mortgage Securities Portfolio

Schedule of Investments as of December 31, 2012

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2012, for Mortgage Securities Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(7,930)
Total Interest Rate Contracts		(7,930)

Total		($7,930)

The following table presents Mortgage Securities Portfolio’s average volume of derivative activity during the period ended December 31, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Interest Rate Contracts	$666,151	1.9%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mortgage Securities Portfolio, is as follows:

Portfolio	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at December 31, 2012	Value December 31, 2012	Income Earned January 1, 2012 - December 31, 2012
Cash Management Trust- Short Term Investment	$—	$40,883,623	$24,828,463	16,055,160	$16,055,160	$2,311
Total Value and Income Earned	—				16,055,160	2,311

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Asset Backed Commercial Paper (24.9%)[a]	Value
	Dealers Capital Access
$1,500,000	0.340%, 1/2/2013	$1,499,986
1,075,000	0.350%, 1/11/2013	1,074,896
1,410,000	0.480%, 1/14/2013	1,409,756
	Fairway Finance Corporation
1,370,000	0.200%, 2/20/2013[b,c]	1,369,619
1,400,000	0.210%, 2/26/2013[b,c]	1,399,543
	Golden Funding Corporation
1,600,000	0.160%, 1/2/2013[b,c]	1,599,993
1,395,000	0.270%, 2/4/2013[b,c]	1,394,644
1,380,000	0.300%, 2/13/2013[b,c]	1,379,506
1,174,000	0.300%, 3/7/2013[b,c]	1,173,364
	Jupiter Securitization Company, LLC
1,500,000	0.160%, 1/3/2013[b,c]	1,499,987
	Kells Funding, LLC
1,420,000	0.300%, 2/19/2013[b,c]	1,419,420
1,390,000	0.300%, 3/14/2013[b,c]	1,389,166
	Liberty Street Funding, LLC
2,619,000	0.181%, 1/16/2013[b,c]	2,618,803
1,390,000	0.230%, 2/25/2013[b,c]	1,389,512
	Nieuw Amsterdam Receivables Corporation
1,390,000	0.190%, 1/25/2013[b,c]	1,389,824
1,390,000	0.210%, 3/20/2013[b,c]	1,389,368
	Old Line Funding, LLC
1,410,000	0.220%, 2/15/2013[b,c]	1,409,612
1,430,000	0.320%, 3/15/2013[b,c]	1,429,072
	Sydney Capital Corporation
1,410,000	0.300%, 1/8/2013[b,c]	1,409,918
1,395,000	0.280%, 3/14/2013[b,c]	1,394,219
	Thunder Bay Funding, LLC
1,380,000	0.200%, 3/12/2013[b,c]	1,379,463
1,390,000	0.200%, 3/19/2013[b,c]	1,389,405
1,380,000	0.210%, 4/8/2013[b,c]	1,379,219
	Variable Funding Capital Company, LLC
3,500,000	0.150%, 1/2/2013[b,c]	3,499,985

	Total	36,688,280

	Certificate of Deposit (4.8%)[a]
	Bank of Nova Scotia/Houston
780,000	0.390%, 5/10/2013[d]	780,000
	Rabobank Nederland
1,440,000	0.470%, 2/19/2013	1,440,176
	Skandinav Enskilda Bank
1,400,000	0.250%, 3/4/2013	1,400,000
	Toronto-Dominion Bank NY
700,000	0.300%, 4/19/2013[d]	700,000
1,430,000	0.310%, 9/13/2013[d]	1,430,000
1,400,000	0.321%, 10/21/2013[d]	1,400,000

	Total	7,150,176

	Financial Company Commercial Paper (6.5%)[a]
	KFW International Finance
1,390,000	0.210%, 3/11/2013[c]	1,389,440
	River Fuel Company No. 2, Inc.
1,390,000	0.220%, 1/15/2013	1,389,881
	Societe Generale North American
3,500,000	0.170%, 1/2/2013	3,499,984
	Svenska Handelsbanken, Inc.
700,000	0.200%, 1/28/2013[c]	699,895
1,390,000	0.260%, 2/15/2013[c]	1,389,548
	US Bancorp
1,295,000	0.358%, 9/13/2013	1,303,275

	Total	9,672,023

	Government Agency Debt (30.6%)[a]
	Federal Agricultural Mortgage Corporation
1,430,000	0.073%, 2/1/2013[d]	1,429,917
4,170,000	0.113%, 8/5/2013[d]	4,167,268
	Federal Farm Credit Bank
1,734,000	0.270%, 6/26/2013[d]	1,734,767
1,540,000	0.231%, 8/22/2013[d]	1,540,807
1,450,000	0.206%, 8/27/2013[d]	1,450,000
800,000	0.181%, 1/13/2014[d]	800,089
1,650,000	0.231%, 2/24/2014[d]	1,651,455
	Federal Home Loan Bank
1,570,000	0.240%, 1/25/2013[d]	1,570,005
1,420,000	0.180%, 12/20/2013[d]	1,419,582
1,420,000	0.260%, 2/24/2014[d]	1,420,000
1,050,000	0.240%, 2/28/2014[d]	1,050,493
1,410,000	0.240%, 6/4/2014[d]	1,411,422
	Federal Home Loan Mortgage Corporation
930,000	0.320%, 9/3/2013[d]	929,864
1,440,000	0.151%, 9/13/2013[d]	1,439,958
2,960,000	0.185%, 11/4/2013[d]	2,960,407
	Federal National Mortgage
	Association
850,000	0.410%, 10/28/2013[d]	849,928
1,410,000	0.191%, 6/20/2014[d]	1,409,581
1,410,000	0.440%, 8/25/2014[d]	1,413,296
	Overseas Private Investment Corporation
920,000	0.346%, 7/12/2013	935,311
3,715,000	0.531%, 12/9/2013	3,716,187
735,000	0.450%, 12/10/2013	735,200
	Straight-A Funding, LLC
1,400,000	0.180%, 1/29/2013[b,c]	1,399,804
1,390,000	0.180%, 1/30/2013[b,c]	1,389,798
1,385,000	0.190%, 3/5/2013[b,c]	1,384,539
1,370,000	0.190%, 3/6/2013[b,c]	1,369,537
1,395,000	0.190%, 3/12/2013[b,c]	1,394,485
1,385,000	0.190%, 3/19/2013[b,c]	1,384,437
3,000,000	0.190%, 3/27/2013[b,c]	2,998,654

	Total	45,356,791

Shares	Investment Company (8.0%)
	AIM Investments Institutional Government and Agency Portfolio
15,000	0.030%	15,000
	BlackRock Cash Funds
6,533,000	0.190%	6,533,000
	Dreyfus Institutional Cash Advantage Fund
5,170,000	0.110%	5,170,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Portfolio

Schedule of Investments as of December 31, 2012

Shares	Investment Company (8.0%)	Value
	DWS Money Market Series
$150,029	0.120%	$150,028

	Total	11,868,028

Principal Amount	Other Commercial Paper (9.3%)[a]
	BHP Billiton Finance USA, Ltd.
1,430,000	0.320%, 3/7/2013[c]	1,429,174
	Cofco Capital Corporation
1,000,000	0.300%, 1/8/2013	999,942
	Nestle Finance International, Ltd.
1,440,000	0.250%, 4/15/2013	1,438,960
1,410,000	0.250%, 4/22/2013	1,408,913
1,500,000	0.230%, 5/21/2013[c]	1,498,658
	United Technologies Corporation
7,000,000	0.070%, 1/2/2013[c]	6,999,986

	Total	13,775,633

	Other Note (4.9%)[a]
	General Electric Capital Corporation
1,390,000	0.401%, 5/1/2013	1,410,682
	General Electric Company
1,430,000	0.337%, 2/1/2013	1,435,618
	Medtronic, Inc., Convertible
1,390,000	0.554%, 4/15/2013	1,394,252
	Total Capital Canada, Ltd.
670,000	0.400%, 5/13/2013[d]	670,436
	Wells Fargo & Company
2,430,000	0.276%, 1/31/2013	2,438,094

	Total	7,349,082

	Variable Rate Demand Note (7.7%)[a]
	Douglas County, Nebraska Hospital Authority No. 2 Health Facilities Revenue Refunding Bonds (Children’s Hospital)
1,600,000	0.140%, 1/2/2013[d]	1,600,000
	Louisiana Housing Finance Agency Qualified Gulf Opportunity Zone Bonds (Canterbury House Apartments - Sherwood)
1,940,000	0.140%, 1/7/2013[d]	1,940,000
	Overseas Private Investment Corporation
1,420,000	0.170%, 1/2/2013[d]	1,420,000
1,551,723	0.170%, 1/2/2013[d]	1,551,723
1,380,000	0.170%, 1/2/2013[d]	1,380,000
	St. Cloud, Minnesota Health Care Refunding Revenue Bonds (CentraCare Health System)
2,050,000	0.110%, 1/7/2013[d]	2,050,000
	Wisconsin State Health & Educational Facilities Authority Revenue Prohealth Care, Inc.
1,540,000	0.140%, 1/2/2013[d]	1,540,000

	Total	11,481,723

	Total Investments (at amortized cost) 96.7%	$143,341,736

	Other Assets and Liabilities, Net 3.3%	4,920,588

	Total Net Assets 100.0%	$148,262,324

a	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
b	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2012, the value of these investments was $57,431,597 or 38.7% of total net assets.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2012.

Cost for federal income tax purposes	$143,341,736

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Portfolio

Schedule of Investments as of December 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2012, in valuing Money Market Portfolio’s assets carried at fair value or amortized cost, which approximates fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Asset Backed Commercial Paper	36,688,280	—	36,688,280	—
Certificate of Deposit	7,150,176	—	7,150,176	—
Financial Company Commercial Paper	9,672,023	—	9,672,023	—
Government Agency Debt	45,356,791	—	45,356,791	—
Investment Company	11,868,028	11,868,028	—	—
Other Commercial Paper	13,775,633	—	13,775,633	—
Other Note	7,349,082	—	7,349,082	—
Variable Rate Demand Note	11,481,723	—	11,481,723	—

Total	$143,341,736	$11,868,028	$131,473,708	$—

There were no significant transfers between Levels during the period ended December 31, 2012. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities

As of December 31, 2012	Aggressive Allocation Portfolio	Moderately Aggressive Allocation Portfolio	Moderate Allocation Portfolio	Moderately Conservative Allocation Portfolio
Assets
Investments at cost	$615,749,929	$3,116,747,349	$5,551,991,257	$3,164,523,177
Investments in securities at value	261,718,141	1,143,537,000	2,075,488,060	1,408,993,247
Investments in affiliates at value	349,388,110	2,013,275,413	3,603,600,984	1,828,703,722
Investments at Value	611,106,251	3,156,812,413	5,679,089,044	3,237,696,969
Cash	600,000	10,504,414	30,009,333	25,007,156
Dividends and interest receivable	218,196	2,533,789	4,857,400	4,429,386
Prepaid expenses	1,789	5,347	7,870	4,395
Receivable for investments sold	203,699	596,550	541,149	257,069
Receivable for fund shares sold	748,144	3,644,535	9,784,595	6,214,031
Unrealized gain on forward contracts	—	—	—	—
Receivable for variation margin	3,185,568	8,135,511	12,985,133	6,798,240
Total Assets	616,063,647	3,182,232,559	5,737,274,524	3,280,407,246
Liabilities
Accrued expenses	36,041	58,559	74,306	51,336
Payable for investments purchased	3,455,854	81,637,854	342,949,604	331,259,014
Payable upon return of collateral for securities loaned	—	34,779,781	46,692,956	24,371,265
Payable for fund shares redeemed	55,400	647,927	1,055,941	140,680
Swap agreements, at value	—	315,386	546,294	422,393
Payable for variation margin	4,111,020	7,880,344	6,440,659	2,802,187
Payable to affiliate	215,551	892,012	1,446,902	877,184
Mortgage dollar roll deferred revenue	1,308	30,317	131,596	159,721
Total Liabilities	7,875,174	126,242,180	399,338,258	360,083,780
Net Assets
Capital stock (beneficial interest)	597,138,357	2,893,640,777	5,000,349,954	2,741,156,594
Accumulated undistributed net investment income/(loss)	8,597,556	53,094,523	94,401,153	48,229,190
Accumulated undistributed net realized gain/(loss)	10,113,393	76,428,220	126,017,045	62,707,502
Net unrealized appreciation/(depreciation) on:
Investments	20,019,576	64,076,734	77,712,643	33,574,080
Affiliated investments	(24,663,254)	(24,011,670)	49,385,144	39,599,712
Futures contracts	(3,017,676)	(7,652,531)	(10,646,673)	(5,496,796)
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	521	2,247	3,089	1,228
Swap agreements	—	412,079	713,911	551,956
Total Net Assets	$608,188,473	$3,055,990,379	$5,337,936,266	$2,920,323,466
Shares of beneficial interest outstanding	50,073,790	248,325,079	434,605,872	241,914,949
Net asset value per share	$12.15	$12.31	$12.28	$12.07

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

Partner Technology Portfolio	Partner Healthcare Portfolio	Natural Resources Portfolio	Partner Emerging Markets Equity Portfolio		Real Estate Securities Portfolio	Partner Small Cap Growth Portfolio	Partner Small Cap Value Portfolio

$31,157,711	$21,187,566	$38,875,032	$45,176,398		$131,098,951	$254,176,785	$226,291,342
34,913,711	24,010,320	30,854,265	52,857,998		121,087,455	253,295,350	274,689,120
3,397,742	1,046,040	3,815,459	3,498,851		746,798	29,101,793	14,784,412
38,311,453	25,056,360	34,669,724	56,356,849		121,834,253	282,397,143	289,473,532
100,000	100,000	100,000	145,736	(a)	100,000	200,000	100,000
4,601	65,640	33,461	33,543		440,532	52,501	176,273
904	879	900	920		1,027	1,186	1,260
—	—	—	—		118,347	240,722	—
42,669	30,497	26,113	228,164		102,519	864	86,106
—	—	—	166		—	—	—
—	—	—	—		—	—	—
38,459,627	25,253,376	34,830,198	56,765,378		122,596,678	282,892,416	289,837,171

18,066	13,464	12,448	33,339		45,590	32,104	38,085
31,671	—	—	12,155		—	287,091	707,423
2,884,020	—	3,223,242	2,001,279		—	25,442,945	6,309,263
5,444	1,279	3,802	4,273		25,383	14,346	10,251
—	—	—	—		—	—	—
—	—	—	—		—	—	—
22,740	15,916	15,996	47,160		83,446	196,766	192,341
—	—	—	—		—	—	—
2,961,941	30,659	3,255,488	2,098,206		154,419	25,973,252	7,257,363

33,546,641	19,876,223	38,008,530	43,198,965		131,213,332	223,307,452	214,332,887
(12,930)	98,199	219,224	554,035		1,863,678	(29,509)	4,203,969
(5,189,767)	1,379,434	(2,447,736)	(267,407)		(1,369,981)	5,420,863	860,762

7,153,742	3,868,794	(4,205,308)	11,180,451		(9,264,698)	28,220,358	63,182,190
—	—	—	—		—	—	—
—	—	—	—		—	—	—
—	—	—	166		—	—	—
—	67	—	962		(72)	—	—
—	—	—	—		—	—	—
$35,497,686	$25,222,717	$31,574,710	$54,667,172		$122,442,259	$256,919,164	$282,579,808
4,728,161	1,884,148	4,566,857	4,017,441		6,861,165	18,518,632	13,345,197
$7.51	$13.39	$6.91	$13.61		$17.85	$13.87	$21.17

(a)	Includes foreign currency holdings of $28,017 (cost $26,946).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

As of December 31, 2012	Small Cap Stock Portfolio	Small Cap Index Portfolio	Mid Cap Growth Portfolio	Partner Mid Cap Value Portfolio
Assets
Investments at cost	$269,194,863	$160,438,861	$309,289,289	$237,937,300
Investments in securities at value	233,255,727	189,856,509	344,031,070	254,468,482
Investments in affiliates at value	52,228,402	14,056,487	22,392,141	14,749,462
Investments at Value	285,484,129	203,912,996	366,423,211	269,217,944
Cash	500,000	716,560	100,000	100,000
Initial margin deposit on open futures contracts	—	—	—	—
Dividends and interest receivable	174,030	288,690	67,991	398,967
Prepaid expenses	1,285	1,161	1,431	1,219
Receivable for investments sold	763,073	721,039	—	1,456,065
Receivable for fund shares sold	116,415	17,373	99,852	10,133
Unrealized gain on forward contracts	—	—	—	—
Receivable from affiliate	—	—	—	—
Receivable for variation margin	694,230	101,093	—	—
Total Assets	287,733,162	205,758,912	366,692,485	271,184,328
Liabilities
Accrued expenses	52,896	60,294	90,588	28,603
Payable for investments purchased	3,403,802	336,355	—	1,719,742
Payable upon return of collateral for securities loaned	14,564,224	11,591,213	4,926,850	7,805,669
Payable for fund shares redeemed	71,033	33,520	40,919	3,312
Unrealized loss on forward contracts	1,761	—	—	—
Payable for variation margin	—	—	—	—
Payable to affiliate	159,734	59,674	127,858	167,969
Total Liabilities	18,253,450	12,081,056	5,186,215	9,725,295
Net Assets
Capital stock (beneficial interest)	280,375,050	143,016,076	303,339,267	214,783,559
Accumulated undistributed net investment income/(loss)	1,281,836	2,724,518	1,338,695	2,978,816
Accumulated undistributed net realized gain/(loss)	(28,509,418)	4,443,925	(305,614)	12,416,014
Net unrealized appreciation/(depreciation) on:
Investments	16,289,266	43,474,135	57,133,922	31,280,644
Futures contracts	43,651	19,202	—	—
Foreign currency forward contracts	(1,761)	—	—	—
Foreign currency transactions	1,088	—	—	—
Total Net Assets	$269,479,712	$193,677,856	$361,506,270	$261,459,033
Shares of beneficial interest outstanding	20,538,494	14,435,166	18,452,047	17,824,658
Net asset value per share	$13.12	$13.42	$19.59	$14.67

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

Mid Cap Stock Portfolio	Mid Cap Index Portfolio	Partner Worldwide Allocation Portfolio	Partner Socially Responsible Stock Portfolio	Partner All Cap Growth Portfolio	Partner All Cap Value Portfolio	Partner All Cap Portfolio

$459,364,254	$68,942,203	$1,474,388,750	$8,204,469	$10,687,782	$5,799,229	$48,523,033
483,246,195	83,625,293	1,492,475,222	8,873,794	12,694,384	5,850,369	51,012,533
54,240,479	3,868,424	60,317,074	208,392	29,412	84,784	1,048,330
537,486,674	87,493,717	1,552,792,296	9,082,186	12,723,796	5,935,153	52,060,863
100,000	500,000	1,321,138 (a)	100,000	100,000	100,000	100,000
—	—	112,615	—	—	—	—
430,168	54,329	4,503,724	3,177	4,177	5,205	48,697
1,620	982	1,849	860	871	860	934
5,551,583	19,041	1,456,138	—	—	—	201,277
12,821	8,114	22,675	1,752	31,226	4,179	59,573
—	—	355,219	—	—	—	—
—	—	—	2,552	—	5,098	—
—	36,357	37,580	—	—	—	—
543,582,866	88,112,540	1,560,603,234	9,190,527	12,860,070	6,050,495	52,471,344

59,547	25,871	245,720	12,307	12,686	12,756	19,023
3,176,042	131,495	3,648,985	—	—	58,196	105,878
33,267,675	2,749,485	34,864,326	—	—	—	831,150
60,083	66,798	108,946	190	4,474	143	12,439
—	—	268,851	—	—	—	—
—	—	21,781	—	—	—	—
292,356	26,429	1,108,097	—	525	—	33,519
36,855,703	3,000,078	40,266,706	12,497	17,685	71,095	1,002,009

451,556,414	64,977,958	1,704,078,657	8,274,237	10,959,723	6,188,701	57,419,973
1,985,562	907,451	(1,101,049)	22,334	(1,660)	54,741	417,046
(24,937,233)	681,634	(261,138,626)	3,742	(151,692)	(399,966)	(9,905,514)

78,122,420	18,551,514	78,403,546	877,717	2,036,014	135,924	3,537,830
—	(6,095)	(1,610)	—	—	—	—
—	—	86,368	—	—	—	—
—	—	9,242	—	—	—	—
$506,727,163	$85,112,462	$1,520,336,528	$9,178,030	$12,842,385	$5,979,400	$51,469,335
38,725,182	6,883,888	176,395,855	776,486	1,235,981	663,334	5,339,301
$13.09	$12.36	$8.62	$11.82	$10.39	$9.01	$9.64

(a)	Includes foreign currency holdings of $162,715 (cost $163,605).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

As of December 31, 2012	Large Cap Growth Portfolio	Partner Growth Stock Portfolio	Large Cap Value Portfolio	Large Cap Stock Portfolio
Assets
Investments at cost	$774,913,543	$36,979,541	$756,528,198	$576,780,919
Investments in securities at value	829,969,877	56,867,122	826,790,754	553,909,981
Investments in affiliates at value	30,218,206	1,563,737	34,624,800	66,760,615
Investments at Value	860,188,083	58,430,859	861,415,554	620,670,596
Cash	100,000	105,576 (a)	100,000	500,000
Dividends and interest receivable	204,546	15,023	1,204,750	501,663
Prepaid expenses	2,236	934	2,122	1,812
Receivable for investments sold	—	16,419	—	—
Receivable for fund shares sold	109,853	28,477	1,601	138,359
Receivable for variation margin	—	—	—	1,173,250
Total Assets	860,604,718	58,597,288	862,724,027	622,985,680
Liabilities
Accrued expenses	245,242	20,796	99,168	94,140
Payable for investments purchased	—	236,864	—	—
Payable upon return of collateral for securities loaned	—	304,150	9,489,875	—
Payable for fund shares redeemed	143,076	20,122	49,107	14,773
Swap agreements, at value	—	—	—	—
Payable for variation margin	—	—	—	—
Payable to affiliate	306,450	34,978	443,001	343,885
Mortgage dollar roll deferred revenue	—	—	—	—
Total Liabilities	694,768	616,910	10,081,151	452,798
Net Assets
Capital stock (beneficial interest)	1,059,028,654	36,913,089	812,275,031	643,815,834
Accumulated undistributed net investment income/(loss)	239,026	(135)	14,255,729	7,673,785
Accumulated undistributed net realized gain/(loss)	(284,632,270)	(383,922)	(78,775,240)	(72,154,086)
Net unrealized appreciation/(depreciation) on:
Investments	85,274,540	21,451,318	104,887,356	43,889,677
Futures contracts	—	—	—	(692,328)
Foreign currency transactions	—	28	—	—
Swap agreements	—	—	—	—
Total Net Assets	$859,909,950	$57,980,378	$852,642,876	$622,532,882
Shares of beneficial interest outstanding	45,723,533	4,282,883	71,059,273	67,525,986
Net asset value per share	$18.81	$13.54	$12.00	$9.22

(a)	Includes foreign currency holdings of $5,576 (cost $5,548).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

Large Cap Index Portfolio	Equity Income Plus Portfolio	Balanced Portfolio	High Yield Portfolio	Diversified Income Plus Portfolio	Income Portfolio	Bond Index Portfolio

$239,258,808	$102,408,187	$224,098,840	$892,603,093	$236,467,226	$1,569,709,074	$232,075,396
301,380,598	101,036,951	240,832,339	859,543,619	206,296,476	1,549,325,639	195,140,801
3,693,129	6,342,821	21,688,666	77,410,633	38,316,169	132,688,549	40,600,147
305,073,727	107,379,772	262,521,005	936,954,252	244,612,645	1,682,014,188	235,740,948
100,000	700,197	100,000	100,000	1,002,578	5,059,306	100,000
333,554	222,254	511,027	15,208,438	1,136,869	14,892,712	729,627
1,334	999	1,233	2,100	1,055	3,142	1,101
97,807	—	233,433	—	1,301,722	—	—
88,364	65,786	10,219	236,278	666,147	246,254	366,848
54,150	11,665	99,275	—	96,041	214,850	—
305,748,936	108,380,673	263,476,192	952,501,068	248,817,057	1,702,430,452	236,938,524

88,193	14,455	83,944	110,725	35,049	168,288	47,626
—	—	22,901,359	—	15,957,016	110,353,687	50,068,219
1,526,426	6,245,979	1,012,103	46,919,696	2,814,386	14,562,571	1,274,400
72,968	1,559	60,516	75,096	11,772	90,587	9,264
—	—	—	177,728	—	214,738	—
—	—	—	—	207,575	534,294	—
92,908	57,746	75,427	320,400	79,115	562,394	57,385
—	—	8,897	—	5,449	43,602	19,460
1,780,495	6,319,739	24,142,246	47,603,645	19,110,362	126,530,161	51,476,354

250,065,618	97,424,712	194,858,116	962,125,400	226,003,048	1,467,770,714	176,443,991
5,723,096	2,498,070	4,638,843	517,132	7,441,509	(117,619)	(602)
(17,612,710)	(2,827,058)	1,473,404	(101,378,837)	(11,838,248)	(2,989,876)	5,353,229
65,814,919	4,971,585	38,422,165	44,351,159	8,145,419	112,305,114	3,665,552
(22,482)	(6,375)	(58,582)	—	(45,020)	(150,959)	—
—	—	—	—	(13)	—	—
—	—	—	(717,431)	—	(917,083)	—
$303,968,441	$102,060,934	$239,333,946	$904,897,423	$229,706,695	$1,575,900,291	$185,462,170
15,116,499	10,396,079	15,517,446	179,199,375	31,785,485	146,278,677	16,280,847
$20.11	$9.82	$15.42	$5.05	$7.23	$10.77	$11.39

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

As of December 31, 2012	Limited Maturity Bond Portfolio	Mortgage Securities Portfolio	Money Market Portfolio
Assets
Investments at cost	$1,243,491,608	$65,028,213	$143,341,736
Investments in securities at value	1,179,497,924	48,814,022	143,341,736
Investments in affiliates at value	77,391,454	16,055,160	—
Investments at Value	1,256,889,378	64,869,182	143,341,736	[a]
Cash	547,373	2,169,882	4,273,627
Dividends and interest receivable	3,830,788	24,136	109,390
Prepaid expenses	3,047	900	1,077
Receivable for fund shares sold	318,354	14,815	867,436
Receivable for variation margin	73,049	—	—
Total Assets	1,261,661,989	67,078,915	148,593,266
Liabilities
Accrued expenses	124,547	18,332	5,795
Payable for investments purchased	50,345,313	29,751,894	—
Payable upon return of collateral for securities loaned	10,526,150	—	—
Payable for fund shares redeemed	42,394	9,481	308,594
Swap agreements, at value	128,001	—	—
Payable for variation margin	33,506	859	—
Payable to affiliate	420,594	13,696	16,553
Mortgage dollar roll deferred revenue	27,816	12,106	—
Total Liabilities	61,648,321	29,806,368	330,942
Net Assets
Capital stock (beneficial interest)	1,200,440,549	37,129,615	148,262,324
Accumulated undistributed net investment income/(loss)	(127,052)	753	—
Accumulated undistributed net realized gain/(loss)	(13,947,423)	303,452	—
Net unrealized appreciation/(depreciation) on:
Investments	8,279,969	(159,031)	—
Affiliated investments	5,117,801	—	—
Futures contracts	643,161	(2,242)	—
Swap agreements	(393,337)	—	—
Total Net Assets	$1,200,013,668	$37,272,547	$148,262,324
Shares of beneficial interest outstanding	120,915,033	3,501,686	148,262,324
Net asset value per share	$9.92	$10.64	$1.00

[a]	Securities held by this fund are valued on the basis of amortized cost, which approximates market value.

The accompanying Notes to Financial Statements are an integral part of this schedule.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Thrivent Series Fund, Inc.

Statement of Operations

For the year ended December 31, 2012	Aggressive Allocation Portfolio	Moderately Aggressive Allocation Portfolio	Moderate Allocation Portfolio	Moderately Conservative Allocation Portfolio
Investment Income
Dividends	$3,996,087	$13,425,355	$15,985,202	$5,764,260
Interest	790,225	10,612,304	22,892,990	16,036,377
Income from mortgage dollar rolls	204,587	2,130,052	4,939,245	4,668,023
Income from securities loaned	244	216,568	249,853	86,280
Income from affiliated investments	6,647,112	38,824,084	68,428,115	31,802,435
Foreign tax withholding	(14,480)	(40,341)	(46,802)	(16,585)
Total Investment Income	11,623,775	65,168,022	112,448,603	58,340,790
Expenses
Adviser fees	2,615,047	10,885,370	16,788,573	9,416,712
Sub-Adviser fees	—	—	—	—
Administrative service fees	199,631	663,020	1,030,605	572,779
Audit and legal fees	26,053	60,123	84,547	50,989
Custody fees	61,703	95,389	119,163	89,992
Insurance expenses	7,065	20,294	28,968	15,806
Directors’ fees	18,935	45,050	67,460	39,936
Other expenses	15,613	28,012	29,637	24,770
Total Expenses Before Reimbursement	2,944,047	11,797,258	18,148,953	10,210,984
Less:
Reimbursement from adviser	—	—	—	—
Custody earnings credit	(1,532)	(1,574)	(1,552)	(1,725)
Total Net Expenses	2,942,515	11,795,684	18,147,401	10,209,259
Net Investment Income/(Loss)	8,681,260	53,372,338	94,301,202	48,131,531
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	9,571,660	47,338,642	62,950,269	26,876,147
Affiliated investments	298,414	3,962,448	(1,562,072)	(406,390)
Distributions of realized capital gains from affiliated investments	312,004	1,297,082	1,478,840	439,355
Futures contracts	2,138,197	31,418,002	69,789,729	41,878,434
Foreign currency transactions	(48,230)	(141,528)	(165,461)	(30,257)
Swap agreements	28,858	694,620	4,568,287	2,804,056
Change in net unrealized appreciation/(depreciation) on:
Investments	15,771,409	42,330,047	54,534,577	23,894,256
Affiliated investments	34,976,741	175,590,047	242,860,265	86,268,949
Futures contracts	(3,841,795)	(9,840,982)	(14,400,745)	(10,480,627)
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	881	3,181	3,930	1,228
Swap agreements	(3,247)	258,575	(205,639)	107,416
Net Realized and Unrealized Gains/(Losses)	59,204,892	292,910,134	419,851,980	171,352,567
Net Increase/(Decrease) in Net Assets Resulting From Operations	$67,886,152	$346,282,472	$514,153,182	$219,484,098

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

Partner Technology Portfolio	Partner Healthcare Portfolio	Natural Resources Portfolio	Partner Emerging Markets Equity Portfolio	Real Estate Securities Portfolio	Partner Small Cap Growth Portfolio	Partner Small Cap Value Portfolio

$166,893	$344,586	$558,242	$1,346,988	$3,017,976	$1,831,509	$7,207,708
8	3	11	59	22	4,497	2,842
—	—	—	—	—	—	—
83,143	—	2,127	2,305	—	174,193	155,939
69	203	188	298	83	1,521	1,429
—	(22,903)	(1,991)	(111,424)	(3,006)	(3,940)	(4,868)
250,113	321,889	558,577	1,238,226	3,015,075	2,007,780	7,363,050

102,622	65,672	237,884	222,196	943,446	876,225	529,917
153,933	137,292	—	334,362	—	1,437,390	1,589,750
86,841	84,273	86,344	89,280	103,586	126,272	132,991
17,542	17,369	17,593	26,964	18,564	20,235	21,051
7,737	7,964	4,313	52,780	8,125	32,282	16,471
3,611	3,509	3,583	3,638	4,441	4,686	5,034
5,723	4,644	4,913	4,644	11,833	13,024	15,302
7,149	9,052	7,140	16,983	9,380	10,073	9,829
385,158	329,775	361,770	750,847	1,099,375	2,520,187	2,320,345

—	(62,418)	(26,166)	(100,603)	—	(231,362)	—
(358)	(300)	(810)	(606)	(451)	(1,449)	(810)
384,800	267,057	334,794	649,638	1,098,924	2,287,376	2,319,535
(134,687)	54,832	223,783	588,588	1,916,151	(279,596)	5,043,515

1,812,385	1,457,800	(2,447,737)	(256,612)	4,160,478	17,390,939	4,051,941
—	—	—	—	—	—	—

1	—	1	1	—	9	4
—	—	—	—	—	—	—
—	(11,257)	1,767	(3,776)	—	—	(1)
—	—	—	—	—	—	—

4,492,049	2,326,832	1,077,255	10,132,367	12,430,822	9,433,034	26,826,192
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	(10)	—	—	—
—	739	—	1,900	24	—	—
—	—	—	—	—	—	—
6,304,435	3,774,114	(1,368,714)	9,873,870	16,591,324	26,823,982	30,878,136

$6,169,748	$3,828,946	$(1,144,931)	$10,462,458	$18,507,475	$26,544,386	$35,921,651

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

For the year ended December 31, 2012	Small Cap Stock Portfolio	Small Cap Index Portfolio	Mid Cap Growth Portfolio	Partner Mid Cap Value Portfolio
Investment Income
Dividends	$3,024,007	$3,441,595	$3,088,406	$5,040,755
Interest	30,708	622	9,245	2,896
Income from securities loaned	346,190	234,991	8,331	7,341
Income from affiliated investments	9,244	373	3,431	1,046
Foreign tax withholding	(22,357)	—	(10,937)	(103)
Total Investment Income	3,387,792	3,677,581	3,098,476	5,051,935
Expenses
Adviser fees	1,850,659	678,240	1,455,810	655,908
Sub-Adviser fees	—	—	—	1,148,685
Administrative service fees	133,867	118,756	152,790	128,143
Audit and legal fees	21,244	20,051	22,346	20,514
Custody fees	19,680	33,390	15,150	32,541
Insurance expenses	5,148	4,679	5,766	4,837
Directors’ fees	17,819	17,062	25,014	12,872
Other expenses	8,784	15,817	7,250	9,052
Total Expenses Before Reimbursement	2,057,201	887,995	1,684,126	2,012,552
Less:
Reimbursement from adviser	—	—	—	—
Custody earnings credit	(649)	(626)	(720)	(667)
Total Net Expenses	2,056,552	887,369	1,683,406	2,011,885
Net Investment Income/(Loss)	1,331,240	2,790,212	1,415,070	3,040,050
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	2,482,685	9,186,778	28,286,679	16,408,511
Distributions of realized capital gains from affiliated investments	16	5	6	3
Futures contracts	6,103,801	176,725	—	—
Foreign currency transactions	(7,356)	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	14,762,166	16,512,957	12,421,506	20,786,907
Futures contracts	(394,481)	(40,666)	—	—
Foreign currency forward contracts	(1,761)	—	—	—
Foreign currency transactions	1,088	—	—	—
Net Realized and Unrealized Gains/(Losses)	22,946,158	25,835,799	40,708,191	37,195,421
Net Increase/(Decrease) in Net Assets Resulting From Operations	$24,277,398	$28,626,011	$42,123,261	$40,235,471

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

Mid Cap Stock Portfolio	Mid Cap Index Portfolio	Partner Worldwide Allocation Portfolio	Partner Socially Responsible Stock Portfolio	Partner All Cap Growth Portfolio	Partner All Cap Value Portfolio	Partner All Cap Portfolio

$5,883,683	$1,311,817	$24,848,224	$106,544	$144,578	$125,697	$978,450
16,765	197	5,612,866	1	—	—	4
102,411	54,070	665,487	—	—	—	5,383
4,409	144	6,747	80	35	9	73
(2,514)	—	(1,997,325)	(1,396)	(3,115)	(670)	(5,092)
6,004,754	1,366,228	29,135,999	105,229	141,498	125,036	978,818

3,261,844	291,740	3,535,165	23,955	41,050	19,868	184,863
—	—	4,701,173	38,551	88,941	29,082	316,706
177,288	96,671	270,855	81,563	82,736	81,305	90,560
24,299	18,299	35,550	17,181	17,317	17,186	17,910
23,357	13,092	479,211	6,075	6,073	11,336	29,232
6,451	3,943	6,745	3,432	3,475	3,436	3,755
24,042	6,991	35,554	4,644	4,644	4,644	5,646
9,521	12,503	39,375	7,182	7,576	7,183	8,228
3,526,802	443,239	9,103,628	182,583	251,812	174,040	656,900

—	—	—	(105,827)	(114,637)	(109,883)	(105,594)
(601)	(737)	(4,237)	(187)	(343)	(196)	(255)
3,526,201	442,502	9,099,391	76,569	136,832	63,961	551,051
2,478,553	923,726	20,036,608	28,660	4,666	61,075	427,767

33,789,507	3,270,696	7,613,363	396,801	(52,507)	30,477	4,458,734

19	1	24	—	—	—	—
—	389,643	143,636	—	—	—	—
—	—	(179,025)	—	—	(8)	—

28,228,445	8,703,041	166,401,874	637,520	1,352,702	605,606	2,375,425
—	(91,467)	(23,710)	—	—	—	—
—	—	94,840	—	—	—	—
—	—	28,458	—	—	—	—
62,017,971	12,271,914	174,079,460	1,034,321	1,300,195	636,075	6,834,159

$64,496,524	$13,195,640	$194,116,068	$1,062,981	$1,304,861	$697,150	$7,261,926

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

For the year ended December 31, 2012	Large Cap Growth Portfolio	Partner Growth Stock Portfolio	Large Cap Value Portfolio	Large Cap Stock Portfolio
Investment Income
Dividends	$13,895,248	$529,079	$20,129,268	$12,367,266
Interest	26,829	41	13,223	31,450
Income from mortgage dollar rolls	—	—	—	—
Income from securities loaned	17,406	28,578	29,284	13,333
Income from affiliated investments	7,193	224	6,059	13,584
Foreign tax withholding	(29,251)	(627)	(99,512)	(47,576)
Total Investment Income	13,917,425	557,295	20,078,322	12,378,057
Expenses
Adviser fees	3,462,990	226,102	4,843,614	3,873,403
Sub-Adviser fees	—	226,101	—	—
Administrative service fees	253,150	91,305	241,454	201,684
Audit and legal fees	29,426	17,874	29,049	26,064
Custody fees	27,623	21,384	27,707	32,594
Insurance expenses	9,271	3,769	8,487	7,320
Directors’ fees	60,667	6,161	38,229	32,534
Other expenses	10,228	9,158	11,659	11,150
Total Expenses Before Reimbursement	3,853,355	601,854	5,200,199	4,184,749
Less:
Reimbursement from adviser	—	(56,526)	—	—
Custody earnings credit	(487)	(810)	(619)	(1,302)
Total Net Expenses	3,852,868	544,518	5,199,580	4,183,447
Net Investment Income/(Loss)	10,064,557	12,777	14,878,742	8,194,610
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	66,765,786	3,057,935	59,391,315	35,859,963
Distributions of realized capital gains from affiliated investments	9	—	11	20
Written option contracts	—	—	—	(50,431)
Futures contracts	—	—	—	2,590,567
Foreign currency transactions	(21,712)	(913)	—	(5,004)
Swap agreements	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	73,116,608	6,273,567	55,705,117	37,263,108
Written option contracts	—	—	—	7,050
Futures contracts	—	—	—	(733,130)
Foreign currency transactions	—	28	—	—
Swap agreements	—	—	—	—
Net Realized and Unrealized Gains/(Losses)	139,860,691	9,330,617	115,096,443	74,932,143
Net Increase/(Decrease) in Net Assets Resulting From Operations	$149,925,248	$9,343,394	$129,975,185	$83,126,753

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

Large Cap Index Portfolio	Equity Income Plus Portfolio	Balanced Portfolio	High Yield Portfolio	Diversified Income Plus Portfolio	Income Portfolio	Bond Index Portfolio

$7,054,009	$2,983,342	$3,707,483	$432,380	$2,508,133	$744,449	$—
2,721	323,846	1,722,446	63,093,641	5,604,448	63,735,901	3,369,804
—	—	357,855	—	94,538	1,570,609	817,789
22,426	33,937	11,604	278,941	82,515	54,737	2,596
1,148	25	4,053	7,764	7,426	25,804	9,599
(3,593)	(47,300)	(1,906)	—	(25,473)	—	—
7,076,711	3,293,850	5,801,535	63,812,726	8,271,587	66,131,500	4,199,788

1,043,020	635,926	855,001	3,378,788	649,027	6,176,789	597,327
—	—	—	—	—	—	—
141,201	99,567	128,861	248,940	112,451	388,839	114,133
28,134	18,523	24,263	29,497	18,827	40,492	19,689
24,634	15,693	30,829	26,704	26,241	53,319	18,087
5,413	3,939	5,016	8,411	4,151	12,398	4,410
24,728	4,711	21,750	41,961	11,055	67,239	14,272
14,877	10,353	23,623	21,307	18,072	38,078	17,124
1,282,007	788,712	1,089,343	3,755,608	839,824	6,777,154	785,042

—	—	—	—	—	—	—
(682)	(931)	(831)	(641)	(1,847)	(810)	(968)
1,281,325	787,781	1,088,512	3,754,967	837,977	6,776,344	784,074
5,795,386	2,506,069	4,713,023	60,057,759	7,433,610	59,355,156	3,415,714

6,184,219	3,527,582	7,152,734	12,590,530	5,306,520	28,834,664	5,418,194

1	2	7	26	10	38	12
—	(225,240)	—	—	(41,346)	—	—
813,706	1,082,370	379,411	266,760	165,963	(7,132,004)	—
—	—	—	—	—	—	—
—	—	—	(394,702)	—	(286,402)	—

31,287,266	4,927,890	16,469,483	54,581,576	7,477,641	77,812,014	(707,132)
—	89,026	—	—	7,050	—	—
(203,771)	(181,440)	(93,555)	—	(66,840)	2,291,610	—
—	—	—	—	(13)	—	—
—	—	—	(717,431)	—	(917,083)	—
38,081,421	9,220,190	23,908,080	66,326,759	12,848,985	100,602,837	4,711,074
$43,876,807	$11,726,259	$28,621,103	$126,384,518	$20,282,595	$159,957,993	$8,126,788

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

For the year ended December 31, 2012	Limited Maturity Bond Portfolio	Mortgage Securities Portfolio	Money Market Portfolio
Investment Income
Dividends	$297,195	$—	$19,532
Interest	26,260,344	399,008	395,444
Income from mortgage dollar rolls	618,433	414,326	—
Income from securities loaned	91,759	—	—
Income from affiliated investments	1,461,993	2,311	—
Total Investment Income	28,729,724	815,645	414,976
Expenses
Adviser fees	5,345,251	172,057	584,930
Administrative service fees	347,262	86,882	109,247
Audit and legal fees	41,278	17,591	19,250
Custody fees	43,399	10,430	16,117
Insurance expenses	11,837	3,598	4,451
Directors’ fees	56,370	5,661	10,240
Other expenses	26,362	8,122	8,255
Total Expenses Before Reimbursement	5,871,759	304,341	752,490
Less:
Reimbursement from adviser	(78,613)	(19,367)	(334,799)
Custody earnings credit	(642)	(1,671)	(64)
Total Net Expenses	5,792,504	283,303	417,627
Net Investment Income/(Loss)	22,937,220	532,342	(2,651)
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	10,006,967	281,640	2,651
Affiliated investments	711,454	—	—
Distributions of realized capital gains from affiliated investments	18	5	—
Written option contracts	22,537	—	—
Futures contracts	(8,367,097)	30,361	—
Swap agreements	(2,647,432)	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	31,311,349	1,160,896	—
Affiliated investments	923,774	—	—
Futures contracts	2,619,883	(7,930)	—
Swap agreements	337,736	—	—
Net Realized and Unrealized Gains/(Losses)	34,919,189	1,464,972	2,651
Net Increase/(Decrease) in Net Assets Resulting From Operations	$57,856,409	$1,997,314	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets

	Aggressive Allocation Portfolio		Moderately Aggressive Allocation Portfolio
For the periods ended	12/31/2012	12/31/2011	12/31/2012	12/31/2011
Operations
Net investment income/(loss)	$8,681,260	$2,856,314	$53,372,338	$32,267,256
Net realized gains/(losses)	12,300,903	24,893,720	84,569,266	33,081,780
Change in net unrealized appreciation/(depreciation)	46,903,989	(51,092,533)	208,340,868	(144,710,173)
Net Change in Net Assets Resulting From Operations	67,886,152	(23,342,499)	346,282,472	(79,361,137)
Distributions to Shareholders
From net investment income	(3,721,260)	(7,624,972)	(34,281,853)	(51,900,841)
From net realized gains	(25,646,417)	(9,854,172)	(37,872,965)	(31,682,401)
Total Distributions to Shareholders	(29,367,677)	(17,479,144)	(72,154,818)	(83,583,242)
Capital Stock Transactions
Sold	43,227,880	54,562,284	196,656,484	339,804,960
Distributions reinvested	29,367,677	17,479,144	72,154,818	83,583,242
Redeemed	(63,479,879)	(57,770,507)	(146,549,857)	(106,396,856)
Total Capital Stock Transactions	9,115,678	14,270,921	122,261,445	316,991,346
Net Increase/(Decrease) in Net Assets	47,634,153	(26,550,722)	396,389,099	154,046,967
Net Assets, Beginning of Period	560,554,320	587,105,042	2,659,601,280	2,505,554,313
Net Assets, End of Period	$608,188,473	$560,554,320	$3,055,990,379	$2,659,601,280
Accumulated Undistributed Net Investment Income/(Loss)	$8,597,556	$3,736,236	$53,094,523	$34,451,457
Capital Stock Share Transactions
Sold	3,580,589	4,497,044	16,559,693	28,933,351
Distributions reinvested	2,649,580	1,452,649	6,408,009	7,154,139
Redeemed	(5,318,437)	(4,814,726)	(12,307,638)	(9,153,921)

Total Capital Stock Share Transactions	911,732	1,134,967	10,660,064	26,933,569

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Moderate Allocation Portfolio		Moderately Conservative Allocation Portfolio		Partner Technology Portfolio		Partner Healthcare Portfolio
12/31/2012	12/31/2011	12/31/2012	12/31/2011	12/31/2012	12/31/2011	12/31/2012	12/31/2011

$94,301,202	$72,847,582	$48,131,531	$38,974,199	$(134,687)	$(70,586)	$54,832	$43,220
137,059,592	25,087,353	71,561,345	10,895,547	1,812,386	3,927,971	1,446,543	243,209
282,792,388	(146,819,447)	99,791,222	(48,724,566)	4,492,049	(8,364,415)	2,327,571	(996,129)
514,153,182	(48,884,512)	219,484,098	1,145,180	6,169,748	(4,507,030)	3,828,946	(709,700)

(73,898,100)	(86,731,755)	(38,883,526)	(38,905,574)	—	—	(55,995)	—
(31,454,770)	(56,121,130)	(17,675,615)	(23,432,837)	—	—	(248,326)	(593,771)
(105,352,870)	(142,852,885)	(56,559,141)	(62,338,411)	—	—	(304,321)	(593,771)

845,383,858	735,610,343	714,246,147	524,415,702	4,798,897	4,028,249	5,683,465	3,532,995
105,352,870	142,852,885	56,559,141	62,338,411	—	—	304,321	593,771
(155,247,490)	(122,448,401)	(68,673,573)	(61,611,570)	(5,086,369)	(6,210,837)	(2,289,406)	(2,691,766)
795,489,238	756,014,827	702,131,715	525,142,543	(287,472)	(2,182,588)	3,698,380	1,435,000
1,204,289,550	564,277,430	865,056,672	463,949,312	5,882,276	(6,689,618)	7,223,005	131,529
4,133,646,716	3,569,369,286	2,055,266,794	1,591,317,482	29,615,410	36,305,028	17,999,712	17,868,183
$5,337,936,266	$4,133,646,716	$2,920,323,466	$2,055,266,794	$35,497,686	$29,615,410	$25,222,717	$17,999,712
$94,401,153	$74,101,970	$48,229,190	$38,926,840	$(12,930)	$(11,463)	$98,199	$32,857

70,998,504	62,941,549	60,615,807	45,578,099	664,263	588,137	442,798	299,511
9,243,912	12,349,397	4,962,504	5,439,794	—	—	24,696	49,636
(13,023,252)	(10,622,664)	(5,836,245)	(5,337,581)	(712,541)	(915,838)	(181,834)	(229,385)

67,219,164	64,668,282	59,742,066	45,680,312	(48,278)	(327,701)	285,660	119,762

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Natural Resources Portfolio		Partner Emerging Markets Equity Portfolio
For the periods ended	12/31/2012	12/31/2011	12/31/2012	12/31/2011
Operations
Net investment income/(loss)	$223,783	$57,547	$588,588	$514,909
Net realized gains/(losses)	(2,445,969)	4,340,546	(260,387)	1,068,226
Change in net unrealized appreciation/(depreciation)	1,077,255	(9,582,231)	10,134,257	(6,288,280)
Net Change in Net Assets Resulting From Operations	(1,144,931)	(5,184,138)	10,462,458	(4,705,145)
Distributions to Shareholders
From net investment income	(77,727)	(24,409)	(252,692)	(432,330)
From net realized gains	(4,038,356)	—	(239,345)	—
Total Distributions to Shareholders	(4,116,083)	(24,409)	(492,037)	(432,330)
Capital Stock Transactions
Sold	6,502,876	12,752,094	13,625,677	12,171,485
Distributions reinvested	4,116,083	24,409	492,037	432,330
Redeemed	(5,385,638)	(4,664,964)	(8,274,535)	(9,556,440)
In-kind redemptions	—	—	—	—
Total Capital Stock Transactions	5,233,321	8,111,539	5,843,179	3,047,375
Net Increase/(Decrease) in Net Assets	(27,693)	2,902,992	15,813,600	(2,090,100)
Net Assets, Beginning of Period	31,602,403	28,699,411	38,853,572	40,943,672
Net Assets, End of Period	$31,574,710	$31,602,403	$54,667,172	$38,853,572
Accumulated Undistributed Net Investment Income/(Loss)	$219,224	$71,401	$554,035	$221,915
Capital Stock Share Transactions
Sold	841,983	1,293,529	1,096,360	1,023,676
Distributions reinvested	660,581	2,450	43,088	35,959
Redeemed	(730,252)	(502,842)	(678,851)	(810,480)
In-kind redemptions	—	—	—	—

Total Capital Stock Share Transactions	772,312	793,137	460,597	249,155

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Real Estate Securities Portfolio		Partner Small Cap Growth Portfolio		Partner Small Cap Value Portfolio		Small Cap Stock Portfolio
12/31/2012	12/31/2011	12/31/2012	12/31/2011	12/31/2012	12/31/2011	12/31/2012	12/31/2011

$1,916,151	$4,302,879	$(279,596)	$(1,328,119)	$5,043,515	$1,323,363	$1,331,240	$(272,455)
4,160,478	46,825,514	17,390,948	30,411,991	4,051,944	3,364,074	8,579,146	38,698,937
12,430,846	(49,731,078)	9,433,034	(37,113,124)	26,826,192	(9,846,842)	14,367,012	(52,961,455)
18,507,475	1,397,315	26,544,386	(8,029,252)	35,921,651	(5,159,405)	24,277,398	(14,534,973)

(4,305,833)	—	—	—	(1,705,822)	(560,137)	—	—
—	—	—	—	—	—	—	—
(4,305,833)	—	—	—	(1,705,822)	(560,137)	—	—

17,167,276	10,492,356	40,031,818	5,269,479	11,411,935	4,001,480	6,532,990	9,883,221
4,305,833	—	—	—	1,705,822	560,137	—	—
(21,198,491)	(26,179,966)	(7,147,466)	(8,274,466)	(15,134,928)	(15,399,807)	(25,168,678)	(34,747,549)
—	(207,194,357)	—	—	—	—	—	—
274,618	(222,881,967)	32,884,352	(3,004,987)	(2,017,171)	(10,838,190)	(18,635,688)	(24,864,328)
14,476,260	(221,484,652)	59,428,738	(11,034,239)	32,198,658	(16,557,732)	5,641,710	(39,399,301)
107,965,999	329,450,651	197,490,426	208,524,665	250,381,150	266,938,882	263,838,002	303,237,303
$122,442,259	$107,965,999	$256,919,164	$197,490,426	$282,579,808	$250,381,150	$269,479,712	$263,838,002
$1,863,678	$4,269,528	$(29,509)	$(21,909)	$4,203,969	$886,760	$1,281,836	$(42,048)

990,009	686,920	3,151,321	389,293	585,681	213,874	516,676	817,829
257,367	—	—	—	91,888	29,458	—	—
(1,232,222)	(1,720,834)	(531,966)	(631,342)	(761,873)	(816,570)	(1,981,702)	(2,759,965)
—	(14,854,346)	—	—	—	—	—	—

15,154	(15,888,260)	2,619,355	(242,049)	(84,304)	(573,238)	(1,465,026)	(1,942,136)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Small Cap Index Portfolio		Mid Cap Growth Portfolio
For the periods ended	12/31/2012	12/31/2011	12/31/2012	12/31/2011
Operations
Net investment income/(loss)	$2,790,212	$1,293,444	$1,415,070	$809,887
Net realized gains/(losses)	9,363,508	15,858,302	28,286,685	17,854,603
Change in net unrealized appreciation/(depreciation)	16,472,291	(15,798,990)	12,421,506	(38,786,888)
Net Change in Net Assets Resulting From Operations	28,626,011	1,352,756	42,123,261	(20,122,398)
Distributions to Shareholders
From net investment income	(1,295,441)	(1,738,716)	(813,792)	(1,271,495)
From net realized gains	(15,926,080)	(5,929,388)	—	—
Total Distributions to Shareholders	(17,221,521)	(7,668,104)	(813,792)	(1,271,495)
Capital Stock Transactions
Sold	5,710,690	3,467,541	8,871,921	14,564,553
Issued in connection with merger	—	—	16,995,076	—
Distributions reinvested	17,221,521	7,668,104	813,792	1,271,495
Redeemed	(29,649,161)	(35,931,155)	(55,317,502)	(65,517,978)
Total Capital Stock Transactions	(6,716,950)	(24,795,510)	(28,636,713)	(49,681,930)
Net Increase/(Decrease) in Net Assets	4,687,540	(31,110,858)	12,672,756	(71,075,823)
Net Assets, Beginning of Period	188,990,316	220,101,174	348,833,514	419,909,337
Net Assets, End of Period	$193,677,856	$188,990,316	$361,506,270	$348,833,514
Accumulated Undistributed Net Investment Income/(Loss)	$2,724,518	$1,250,358	$1,338,695	$699,790
Capital Stock Share Transactions
Sold	431,383	266,080	466,382	778,985
Issued in connection with merger	—	—	907,397	—
Distributions reinvested	1,444,298	585,316	45,076	67,592
Redeemed	(2,240,833)	(2,742,693)	(2,900,644)	(3,532,552)

Total Capital Stock Share Transactions	(365,152)	(1,891,297)	(1,481,789)	(2,685,975)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Partner Mid Cap Value Portfolio		Mid Cap Stock Portfolio		Mid Cap Index Portfolio		Partner Worldwide Allocation Portfolio
12/31/2012	12/31/2011	12/31/2012	12/31/2011	12/31/2012	12/31/2011	12/31/2012	12/31/2011

$3,040,050	$1,929,624	$2,478,553	$1,201,376	$923,726	$636,118	$20,036,608	$12,066,451
16,408,514	19,848,018	33,789,526	31,255,555	3,660,340	7,431,994	7,577,998	16,701,013
20,786,907	(36,357,876)	28,228,445	(62,951,078)	8,611,574	(9,526,961)	166,501,462	(98,812,015)
40,235,471	(14,580,234)	64,496,524	(30,494,147)	13,195,640	(1,458,849)	194,116,068	(70,044,551)

(1,932,483)	(501,793)	(1,205,625)	(227,230)	(637,407)	(714,334)	(21,291,197)	(11,145,255)
—	—	—	—	(7,803,365)	(5,251,300)	(4,890,102)	(9,296,969)
(1,932,483)	(501,793)	(1,205,625)	(227,230)	(8,440,772)	(5,965,634)	(26,181,299)	(20,442,224)

9,876,504	3,149,836	2,158,181	4,514,214	5,241,846	3,054,967	165,263,081	51,510,070
—	—	—	—	—	—	714,684,763	—
1,932,483	501,793	1,205,625	227,230	8,440,772	5,965,634	26,181,299	20,442,224
(4,483,005)	(4,902,288)	(16,952,960)	(28,471,182)	(11,439,046)	(17,658,888)	(49,313,796)	(8,484,281)
7,325,982	(1,250,659)	(13,589,154)	(23,729,738)	2,243,572	(8,638,287)	856,815,347	63,468,013
45,628,970	(16,332,686)	49,701,745	(54,451,115)	6,998,440	(16,062,770)	1,024,750,116	(27,018,762)
215,830,063	232,162,749	457,025,418	511,476,533	78,114,022	94,176,792	495,586,412	522,605,174
$261,459,033	$215,830,063	$506,727,163	$457,025,418	$85,112,462	$78,114,022	$1,520,336,528	$495,586,412
$2,978,816	$1,893,645	$1,985,562	$1,068,813	$907,451	$620,714	$(1,101,049)	$(97,092)

749,716	238,184	174,975	364,509	426,594	240,808	21,091,277	5,715,846
—	—	—	—	—	—	91,385,735	—
149,406	36,760	102,995	18,241	769,224	472,525	3,040,817	2,759,006
(326,697)	(368,342)	(1,366,776)	(2,306,482)	(936,931)	(1,381,798)	(6,170,228)	(997,461)

572,425	(93,398)	(1,088,806)	(1,923,732)	258,887	(668,465)	109,347,601	7,477,391

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Partner Socially Responsible Stock Portfolio		Partner All Cap Growth Portfolio
For the periods ended	12/31/2012	12/31/2011	12/31/2012	12/31/2011
Operations
Net investment income/(loss)	$28,660	$356	$4,666	$(35,294)
Net realized gains/(losses)	396,801	217,579	(52,507)	992,252
Change in net unrealized appreciation/(depreciation)	637,520	(398,153)	1,352,702	(2,010,738)
Net Change in Net Assets Resulting From Operations	1,062,981	(180,218)	1,304,861	(1,053,780)
Distributions to Shareholders
From net investment income	(1,439)	(45)	—	—
Total Distributions to Shareholders	(1,439)	(45)	—	—
Capital Stock Transactions
Sold	3,025,259	2,616,339	2,904,868	4,620,594
Issued in connection with merger	—	—	—	—
Distributions reinvested	1,439	45	—	—
Redeemed	(1,056,501)	(717,117)	(4,076,845)	(2,615,700)
Total Capital Stock Transactions	1,970,197	1,899,267	(1,171,977)	2,004,894
Net Increase/(Decrease) in Net Assets	3,031,739	1,719,004	132,884	951,114
Net Assets, Beginning of Period	6,146,291	4,427,287	12,709,501	11,758,387
Net Assets, End of Period	$9,178,030	$6,146,291	$12,842,385	$12,709,501
Accumulated Undistributed Net Investment Income/(Loss)	$22,334	$(5,140)	$(1,660)	$(6,326)
Capital Stock Share Transactions
Sold	265,279	245,680	277,366	448,817
Issued in connection with merger	—	—	—	—
Distributions reinvested	134	4	—	—
Redeemed	(93,675)	(68,601)	(400,992)	(257,354)

Total Capital Stock Share Transactions	171,738	177,083	(123,626)	191,463

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Partner All Cap Value Portfolio		Partner All Cap Portfolio		Large Cap Growth Portfolio		Partner Growth Stock Portfolio
12/31/2012	12/31/2011	12/31/2012	12/31/2011	12/31/2012	12/31/2011	12/31/2012	12/31/2011

$61,075	$43,500	$427,767	$323,914	$10,064,557	$4,960,065	$12,777	$(111,777)
30,469	591,490	4,458,734	5,397,966	66,744,083	95,983,133	3,057,022	6,715,627
605,606	(1,408,253)	2,375,425	(8,435,631)	73,116,608	(147,794,994)	6,273,595	(7,257,510)
697,150	(773,263)	7,261,926	(2,713,751)	149,925,248	(46,851,796)	9,343,394	(653,660)

(43,276)	(44,465)	(239,038)	(361,337)	(9,829,304)	(4,952,199)	—	—
(43,276)	(44,465)	(239,038)	(361,337)	(9,829,304)	(4,952,199)	—	—

1,157,102	1,688,814	2,188,894	2,630,190	18,349,962	31,961,443	6,762,784	2,771,906
—	—	—	—	13,165,950	—	—	—
43,276	44,465	239,038	361,337	9,829,304	4,952,199	—	—
(2,580,566)	(1,567,521)	(9,349,587)	(10,971,976)	(126,814,342)	(163,129,043)	(9,225,615)	(12,445,518)
(1,380,188)	165,758	(6,921,655)	(7,980,449)	(85,469,126)	(126,215,401)	(2,462,831)	(9,673,612)
(726,314)	(651,970)	101,233	(11,055,537)	54,626,818	(178,019,396)	6,880,563	(10,327,272)
6,705,714	7,357,684	51,368,102	62,423,639	805,283,132	983,302,528	51,099,815	61,427,087
$5,979,400	$6,705,714	$51,469,335	$51,368,102	$859,909,950	$805,283,132	$57,980,378	$51,099,815
$54,741	$38,289	$417,046	$284,934	$239,026	$74,149	$(135)	$(11,999)

132,794	188,169	234,372	292,227	1,000,002	1,852,307	511,739	234,864
—	—	—	—	726,454	—	—	—
5,385	4,853	27,000	41,168	523,730	308,812	—	—
(300,473)	(176,547)	(1,007,234)	(1,242,268)	(6,972,462)	(9,617,541)	(707,913)	(1,060,071)

(162,294)	16,475	(745,862)	(908,873)	(4,722,276)	(7,456,422)	(196,174)	(825,207)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Large Cap Value Portfolio		Large Cap Stock Portfolio
For the periods ended	12/31/2012	12/31/2011	12/31/2012	12/31/2011
Operations
Net investment income/(loss)	$14,878,742	$13,333,675	$8,194,610	$6,064,467
Net realized gains/(losses)	59,391,326	46,625,093	38,395,115	43,460,499
Change in net unrealized appreciation/(depreciation)	55,705,117	(84,034,835)	36,537,028	(76,999,830)
Net Change in Net Assets Resulting From Operations	129,975,185	(24,076,067)	83,126,753	(27,474,864)
Distributions to Shareholders
From net investment income	(13,811,639)	(178,536)	(6,228,672)	(72,332)
From net realized gains	—	—	—	—
Total Distributions to Shareholders	(13,811,639)	(178,536)	(6,228,672)	(72,332)
Capital Stock Transactions
Sold	3,612,354	5,504,321	3,768,385	4,646,041
Distributions reinvested	13,811,639	178,536	6,228,672	72,332
Redeemed	(32,998,939)	(40,657,075)	(30,211,843)	(39,602,993)
Total Capital Stock Transactions	(15,574,946)	(34,974,218)	(20,214,786)	(34,884,620)
Net Increase/(Decrease) in Net Assets	100,588,600	(59,228,821)	56,683,295	(62,431,816)
Net Assets, Beginning of Period	752,054,276	811,283,097	565,849,587	628,281,403
Net Assets, End of Period	$852,642,876	$752,054,276	$622,532,882	$565,849,587
Accumulated Undistributed Net Investment Income/(Loss)	$14,255,729	$13,258,241	$7,673,785	$5,991,140
Capital Stock Share Transactions
Sold	319,781	512,876	423,296	549,110
Distributions reinvested	1,310,837	16,597	740,090	8,524
Redeemed	(2,926,037)	(3,805,123)	(3,403,764)	(4,701,845)

Total Capital Stock Share Transactions	(1,295,419)	(3,275,650)	(2,240,378)	(4,144,211)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Large Cap Index Portfolio		Equity Income Plus Portfolio		Balanced Portfolio		High Yield Portfolio
12/31/2012	12/31/2011	12/31/2012	12/31/2011	12/31/2012	12/31/2011	12/31/2012	12/31/2011

$5,795,386	$5,238,643	$2,506,069	$1,521,680	$4,713,023	$5,287,379	$60,057,759	$60,932,423
6,997,926	3,778,704	4,384,714	2,864,212	7,532,152	7,334,674	12,462,614	20,999,442
31,083,495	(3,129,196)	4,835,476	(6,856,731)	16,375,928	(1,963,279)	53,864,145	(45,857,753)
43,876,807	5,888,151	11,726,259	(2,470,839)	28,621,103	10,658,774	126,384,518	36,074,112

(5,141,254)	(5,204,623)	(1,466,534)	(238,167)	(5,235,804)	(5,741,540)	(59,938,400)	(60,572,233)
—	—	—	—	(7,316,452)	(8,517,319)	—	—
(5,141,254)	(5,204,623)	(1,466,534)	(238,167)	(12,552,256)	(14,258,859)	(59,938,400)	(60,572,233)

13,848,652	6,327,864	8,303,970	17,179,648	8,546,000	8,642,974	73,539,161	80,264,421
5,141,254	5,204,623	1,466,534	238,167	12,552,256	14,258,859	59,938,400	60,572,233
(45,042,319)	(52,460,205)	(6,047,114)	(2,933,661)	(38,355,197)	(49,372,777)	(73,552,537)	(120,800,753)
(26,052,413)	(40,927,718)	3,723,390	14,484,154	(17,256,941)	(26,470,944)	59,925,024	20,035,901
12,683,140	(40,244,190)	13,983,115	11,775,148	(1,188,094)	(30,071,029)	126,371,142	(4,462,220)
291,285,301	331,529,491	88,077,819	76,302,671	240,522,040	270,593,069	778,526,281	782,988,501
$303,968,441	$291,285,301	$102,060,934	$88,077,819	$239,333,946	$240,522,040	$904,897,423	$778,526,281
$5,723,096	$5,168,346	$2,498,070	$1,497,783	$4,638,843	$5,214,816	$517,132	$431,283

715,568	356,181	871,505	1,868,977	560,304	582,865	14,986,031	16,614,795
277,975	294,086	161,241	25,758	868,290	999,857	12,257,003	12,711,981
(2,322,549)	(2,925,178)	(631,949)	(322,694)	(2,519,201)	(3,360,829)	(15,027,427)	(25,047,046)

(1,329,006)	(2,274,911)	400,797	1,572,041	(1,090,607)	(1,778,107)	12,215,607	4,279,730

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Diversified Income Plus Portfolio		Income Portfolio
For the periods ended	12/31/2012	12/31/2011	12/31/2012	12/31/2011
Operations
Net investment income/(loss)	$7,433,610	$5,703,186	$59,355,156	$64,042,746
Net realized gains/(losses)	5,431,147	3,123,792	21,416,296	27,762,211
Change in net unrealized appreciation/(depreciation)	7,417,838	(6,384,519)	79,186,541	(11,245,943)
Net Change in Net Assets Resulting From Operations	20,282,595	2,442,459	159,957,993	80,559,014
Distributions to Shareholders
From net investment income	(5,452,096)	(5,830,693)	(59,012,268)	(63,413,810)
From net realized gains	—	—	—	—
Total Distributions to Shareholders	(5,452,096)	(5,830,693)	(59,012,268)	(63,413,810)
Capital Stock Transactions
Sold	85,753,163	26,678,361	54,891,014	165,217,508
Issued in connection with merger	13,296,211	—	12,259,837	—
Distributions reinvested	5,452,096	5,830,693	59,012,268	63,413,810
Redeemed	(8,018,198)	(16,736,539)	(114,278,014)	(104,919,017)
Total Capital Stock Transactions	96,483,272	15,772,515	11,885,105	123,712,301
Net Increase/(Decrease) in Net Assets	111,313,771	12,384,281	112,830,830	140,857,505
Net Assets, Beginning of Period	118,392,924	106,008,643	1,463,069,461	1,322,211,956
Net Assets, End of Period	$229,706,695	$118,392,924	$1,575,900,291	$1,463,069,461
Accumulated Undistributed Net Investment Income/(Loss)	$7,441,509	$5,453,179	$(117,619)	$117,953
Capital Stock Share Transactions
Sold	12,155,398	3,954,790	5,192,291	16,387,092
Issued in connection with merger	1,916,798	—	1,157,709	—
Distributions reinvested	810,540	888,202	5,624,140	6,298,371
Redeemed	(1,152,437)	(2,502,061)	(10,754,836)	(10,426,939)

Total Capital Stock Share Transactions	13,730,299	2,340,931	1,219,304	12,258,524

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Bond Index Portfolio		Limited Maturity Bond Portfolio		Mortgage Securities Portfolio		Money Market Portfolio
12/31/2012	12/31/2011	12/31/2012	12/31/2011	12/31/2012	12/31/2011	12/31/2012	12/31/2011

$3,415,714	$4,471,690	$22,937,220	$33,286,629	$532,342	$955,653	$(2,651)	$(3,050)
5,418,206	2,271,157	(273,553)	(2,036,487)	312,006	947,926	2,651	3,050
(707,132)	5,624,220	35,192,742	(19,900,581)	1,152,966	(438,737)	—	—
8,126,788	12,367,067	57,856,409	11,349,561	1,997,314	1,464,842	—	—

(3,444,671)	(4,452,733)	(22,206,345)	(32,036,799)	(535,537)	(954,571)	—	—
(2,019,243)	(996,560)	—	—	(801,702)	(126,365)	—	—
(5,463,914)	(5,449,293)	(22,206,345)	(32,036,799)	(1,337,239)	(1,080,936)	—	—

35,179,446	23,741,777	57,975,655	235,573,770	8,238,613	4,387,941	71,091,075	111,357,087
—	—	—	—	—	—	—	—
5,463,914	5,449,293	22,206,345	32,036,799	1,337,239	1,080,936	—	—
(22,306,399)	(33,033,339)	(413,650,797)	(67,825,943)	(5,385,708)	(6,958,496)	(93,288,632)	(112,663,789)
18,336,961	(3,842,269)	(333,468,797)	199,784,626	4,190,144	(1,489,619)	(22,197,557)	(1,306,702)
20,999,835	3,075,505	(297,818,733)	179,097,388	4,850,219	(1,105,713)	(22,197,557)	(1,306,702)
164,462,335	161,386,830	1,497,832,401	1,318,735,013	32,422,328	33,528,041	170,459,881	171,766,583
$185,462,170	$164,462,335	$1,200,013,668	$1,497,832,401	$37,272,547	$32,422,328	$148,262,324	$170,459,881
$(602)	$28,355	$(127,052)	$(327,345)	$753	$1,082	$—	$—

3,102,653	2,152,749	5,878,889	23,994,742	780,204	421,586	71,091,075	111,357,087
—	—	—	—	—	—	—	—
483,506	498,530	2,260,994	3,270,092	128,037	103,802	—	—
(1,972,935)	(3,029,092)	(42,087,461)	(6,938,394)	(510,447)	(668,997)	(93,288,632)	(112,663,789)

1,613,224	(377,813)	(33,947,578)	20,326,440	397,794	(143,609)	(22,197,557)	(1,306,702)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2012

(1) ORGANIZATION

Thrivent Series Fund, Inc. (the “Fund”), a company organized under the laws of Minnesota, is registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund is divided into thirty-six separate series (each, a “Portfolio”), each with its own investment objective and policies. The Fund consists of four asset allocation portfolios, twenty-four equity portfolios, two hybrid portfolios, five fixed-income portfolios, and one money market portfolio. The assets of each Portfolio are segregated, and each has a separate class of capital stock.

Shares in the Fund are currently sold, without sales charges, only to retirement plans sponsored by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”) or separate accounts of Thrivent Financial or Thrivent Life Insurance Company (“Thrivent Life”), which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial and Thrivent Life.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with service providers and others that provide general damage clauses. The Fund’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

(A) Fund Mergers – At a meeting held on July 13, 2012, shareholders of Thrivent Partner Utilities Portfolio, Thrivent Mid Cap Growth Portfolio II, Thrivent Large Cap Growth Portfolio II, Thrivent Partner International Stock Portfolio and Thrivent Partner Socially Responsible Bond Portfolio (the “Target Funds”) approved the merger of the Target Funds into the Portfolios shown below (the “Acquiring Funds”).

Target Funds		Acquiring Funds
Partner Utilities	>	Diversified Income Plus
Mid Cap Growth II	>	Mid Cap Growth
Large Cap Growth II	>	Large Cap Growth
Partner International Stock	>	Partner Worldwide Allocation
Partner Socially Responsible Bond	>	Income

The mergers occurred at the close of business on July 27, 2012. Acquisition of the assets and liabilities of the Target Funds by the Acquiring Funds were followed by the distribution of the Acquiring Funds shares to the Target Funds’ shareholders. The shares issued of the Acquiring Fund are disclosed in the Statement of Changes in Net Assets.

The mergers were accomplished by tax free exchanges as detailed below:

Fund	Description	Net Assets as of July 27, 2012
Diversified Income Plus	Acquiring Fund	$158,364,566
Partner Utilities	Target Fund	$13,296,211
Diversified Income Plus	After Acquisition	$171,660,777

Mid Cap Growth	Acquiring Fund	$349,852,903
Mid Cap Growth II	Target Fund	$16,995,076
Mid Cap Growth	After Acquisition	$366,847,979

Large Cap Growth	Acquiring Fund	$852,713,666
Large Cap Growth II	Target Fund	$13,165,950
Large Cap Growth	After Acquisition	$865,879,616

Partner Worldwide Allocation	Acquiring Fund	$659,297,181
Partner International Stock	Target Fund	$714,684,763
Partner Worldwide Allocation	After Acquisition	$1,373,981,944

Income	Acquiring Fund	$1,556,630,051
Partner Socially Responsible Bond	Target Fund	$12,259,837
Income	After Acquisition	$1,568,889,888

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2012

As of July 27, 2012, the net assets of the Target Funds were comprised of the following:

Target Fund	Unrealized Appreciation/ (Depreciation)	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)	Capital Stock
Partner Utilities	$1,883,202	$(4,232)	$(917,265)	$12,334,506
Mid Cap Growth II	$1,078,229	$(112,317)	$88,699	$15,940,465
Large Cap Growth II	$787,265	$(45,540)	$(206,932)	$12,631,157
Partner International Stock	$(62,673,861)	$(496,723)	$(259,023,355)	$1,036,878,702
Partner Socially Responsible Bond	$377,723	$(6,546)	$(2,834)	$11,891,494

The Target Funds’ capital loss carryovers are carried over to the Acquiring Funds. The amounts and applicable limitations are disclosed in Note (4) Tax Information.

Assuming the mergers had been completed on January 1, 2012 the Acquiring Funds’ pro-forma results of operations for the year ended December 31, 2012 would be the following:

Acquiring Fund	Net Change in Unrealized Appreciation/ (Depreciation)	Net Investment Income	Net Gains/(Losses) on Investments	Net Increase in Net Assets from Operations
Diversified Income Plus	$8,438,199	$7,821,332	$5,168,712	$21,428,243
Mid Cap Growth	$13,240,804	$1,428,321	$28,777,942	$43,447,067
Large Cap Growth	$74,772,202	$10,147,091	$66,537,151	$151,456,444
Partner Worldwide Allocation	$187,852,385	$34,324,175	$(1,073,755)	$221,102,805
Income	$79,449,288	$59,500,023	$21,596,025	$160,545,336

The financial statements reflect the operations of the Funds for the period prior to the merger and the combined funds for the period subsequent to the mergers. Because the combined investment portfolios have been managed as a single integrated portfolio since the mergers were completed, it is not practicable to separate the amounts of revenue and earnings of Thrivent Partner International Stock Portfolio, Thrivent Partner Utilities Portfolio, Thrivent Partner Socially Responsible Bond Portfolio, Thrivent Large Cap Growth Portfolio II and Thrivent Mid Cap Growth Portfolio II that have been included in the combined Fund’s Statement of Operations since the mergers were completed.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Swap agreements are valued at the fair value of the contract as furnished by an independent pricing service. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Directors (the “Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the last quoted sales price. Investments in open-ended mutual funds are valued at their net asset value at the close of each business day. Short-term securities are valued at amortized cost (which approximates market value) to the extent it is not materially different than market value.

Securities held by Money Market Portfolio are valued on the basis of amortized cost, whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Money Market Portfolio and the Adviser follow procedures necessary to maintain a constant net asset value of $1.00 per share.

The Board has delegated responsibility for daily valuation to the Adviser, which has formed a Portfolio Compliance and Valuation Committee (“Committee”) that is responsible for overseeing the Portfolios’ valuation policies in accordance with Policies and Procedures. The Committee meets on a monthly and on an as-needed basis to review, among other things, price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2012

The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Portfolios. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

Financial Accounting Standards Board (FASB) guidelines require increased fair value disclosure intended to improve the consistency and comparability of fair value measurements used in financial reporting. The guidelines define fair value, establish a framework for measuring fair value in U.S. Generally Accepted Accounting Principles (“GAAP”) and expand disclosures about fair value requirements. The various inputs used to determine the fair value of the Portfolios’ investments are summarized in three broad levels: Level 1 includes quoted prices in active markets for identical securities, typically categorized in this level are U.S. equity securities, futures and options; Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically categorized in this level are fixed income securities, international equity securities, swaps and forward contracts; and Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith under procedures established by the Board. As of December 31, 2012, the following Portfolios held these types of Level 3 securities:

Portfolio	Number of Securities	Percent of Portfolio’s Net Assets
Partner Worldwide Allocation	6	0.27%
Partner Growth Stock	10	0.22%
Balanced	1	<0.01%
High Yield	1	<0.01%
Bond Index	1	<0.01%
Limited Maturity Bond	1	0.25%

The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments.

Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Portfolios, under the supervision of the Board, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. The Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board.

(B) Foreign Currency Translation – The accounting records of each Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Portfolios do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Portfolios treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies all Portfolios, except Money Market Portfolio, may enter into foreign currency forward contracts. Additionally, the Portfolios may enter into such contracts to hedge certain other foreign-currency-denominated investments. These contracts are recorded at value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Portfolios could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Portfolio is exposed to counterparty risk equal to the discounted net amount of payments to the Portfolio. This risk is partially mitigated by the Portfolio’s collateral posting requirements.

(D) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Portfolios may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2012

(E) Federal Income Taxes – No provision has been made for income taxes because each Portfolio’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Portfolio to distribute an amount sufficient to avoid imposition of any federal excise tax. The Portfolios, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Portfolio is treated as a separate taxable entity for federal income tax purposes. Certain Portfolios may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

GAAP requires management of the Portfolios (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Portfolios include U.S. Federal, Minnesota, and Wisconsin, as well as certain foreign countries. As of December 31, 2012, open U.S. Federal, Minnesota, and Wisconsin tax years include the tax years ended December 31, 2009 through 2012. Additionally, as of December 31, 2012, the tax year ended December 31, 2008 is open for Wisconsin. The Portfolios have no examinations in progress and none are expected at this time.

As of December 31, 2012, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Portfolios’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Foreign Income Taxes – Certain Portfolios are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign dividend tax withholding on the Statement of Operations. The Portfolios pay tax on foreign capital gains, where applicable.

(F) Expenses and Income – Estimated expenses are accrued daily. The Portfolios are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Portfolio are allocated among all appropriate Portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis.

Interest income is accrued daily including accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date.

For certain securities, including real estate investment trusts, the Fund records distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

(G) Custody Earnings Credit – The Portfolios have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments. Earnings credits are shown as a reduction of total expenses on the Statement of Operations.

(H) Distributions to Shareholders – Dividends and capital gain distributions are recorded on the ex-dividend date. With the exception of Money Market Portfolio, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year. Any Portfolio subject to excise tax would require an additional distribution prior to the close of the fiscal year.

Dividends are declared and reinvested daily for High Yield Portfolio, Income Portfolio, Bond Index Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio; declared daily and reinvested monthly for Money Market Portfolio; and declared and reinvested at least annually for all other Portfolios.

(I) Options – All Portfolios, with the exception of Money Market Portfolio, may buy put and call options and write put and covered call options. The Portfolios intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Portfolios may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2012

Buying put options tends to decrease a Portfolio’s exposure to the underlying security while buying call options tends to increase a Portfolio’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Portfolio’s exposure to the underlying security while writing call options tends to decrease a Portfolio’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when the Portfolio has purchased an option, exercises that option, and the counterparty doesn’t buy from the Portfolio or sell to the Portfolio the underlying asset as required. In the case where the Portfolio has written an option, the Portfolio doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Portfolio’s collateral posting requirements. As the option increases in value to the Portfolio, the Portfolio receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

(J) Futures Contracts – Certain Portfolios may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Portfolios may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default.

(K) Swap Agreements – Certain Portfolios enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Portfolio is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at fair value of the contract as provided by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. The Portfolio accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount recorded as realized gains or losses on the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses on the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Portfolio’s custodian, or a third party, in connection with these agreements. These swap agreements are over-the-counter and the Portfolio is exposed to counterparty risk, which is the discounted net amount of payments owed to the Portfolio. This risk is partially mitigated by the Portfolio’s collateral posting requirements. As the swap increases in value to the Portfolio, the Portfolio receives collateral from the counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Portfolios may be either the protection buyer or the protection seller.

Certain Portfolios enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX Indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Portfolios sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract, the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2012

principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations. Refer to the credit default swap tables located within the Portfolios’ Schedules of Investments for additional information as of December 31, 2012.

(L) Mortgage Dollar Roll Transactions – Certain Portfolios enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Portfolios transfer mortgage securities to a counterparty and simultaneously agree to the return of similar (same type and coupon) securities at a later date at an agreed upon price. The Portfolios maintain liquid securities having a value not less than the agreed upon price (including accrued interest) for such dollar rolls. The value of the securities that the Portfolios are required to accept on return may decline below the agreed upon price of those securities.

During the term of the agreement, the Portfolios forgo principal and interest paid on the mortgage securities transferred. The Portfolios are compensated from negotiated fees paid by brokers offered as an inducement to the Portfolios to “roll over” their commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new return date and agreed upon price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations. The recognition of the gains/losses are deferred until the closing of the roll and are included in Net realized gains/(losses) in the Statement of Operations.

(M) Securities Lending – The Fund has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank AG (“Deutsche”). The Agreement authorizes Deutsche to lend securities to authorized borrowers on behalf of the Portfolios. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Cash Management Trust. The Portfolios receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Cash Management Trust, net of rebates, fees paid to Deutsche for services provided and any other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Portfolio could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Portfolio could lose money.

During the year ended December 31, 2012, all Portfolios except Aggressive Allocation Portfolio, Partner Healthcare Portfolio, Real Estate Securities Portfolio, Partner Socially Responsible Stock Portfolio, Partner All Cap Growth Portfolio, Partner All Cap Value Portfolio, Large Cap Growth Portfolio, Large Cap Stock Portfolio, Mortgage Securities Portfolio and Money Market Portfolio had securities on loan. As of December 31, 2012, the value of securities on loan is as follows:

Portfolio	Securities on Loan
Moderately Aggressive Allocation	$34,684,037
Moderate Allocation	46,472,747
Moderately Conservative Allocation	23,982,499
Partner Technology	2,865,516
Natural Resources	3,250,234
Partner Emerging Markets Equity	1,985,636
Partner Small Cap Growth	25,571,590
Partner Small Cap Value	6,296,926
Small Cap Stock	14,649,292
Small Cap Index	11,511,274
Mid Cap Growth	4,975,148
Partner Mid Cap Value	7,703,099
Mid Cap Stock	33,371,243
Mid Cap Index	2,736,338
Partner Worldwide Allocation	33,456,152
Partner All Cap	822,903
Partner Growth Stock	305,493
Large Cap Value	9,379,670
Large Cap Index	1,486,051
Equity Income Plus	6,185,796
Balanced	996,076
High Yield	45,282,903
Diversified Income Plus	2,608,059
Income	14,131,309
Bond Index	1,241,616
Limited Maturity Bond	10,253,079

(N) When Issued and Delayed Delivery Transactions – Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Portfolio may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Portfolio has sold a security on a delayed delivery basis, a Portfolio does not participate in future gains and losses with respect to the security.

(O) Treasury Inflation Protected Securities – Certain Portfolios may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received upon maturity or sale of the security.

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2012

(P) Repurchase Agreements – Each Portfolio may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Portfolio uses a third-party custodian to maintain the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Portfolio could incur a loss due to a drop in the value of the security during the time it takes the Portfolio to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Portfolio may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the year ended December 31, 2012, no Portfolios engaged in this type of investment.

(Q) Equity-Linked Structured Securities – Certain Portfolios may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return.

(R) Credit Risk – The Portfolios may be susceptible to credit risk to the extent the issuer or counterparty defaults on its payment obligation. The Portfolios’ policy is to monitor the creditworthiness of the issuers. Interest receivable on defaulted securities is monitored for the ability to collect payments in default and adjusted accordingly.

(S) Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(T) Loan Commitments – Certain Portfolios may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. Therefore, the Portfolio must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked-to-market daily, are presented in the Schedule of Investments.

(U) Loss Contingencies – High Yield Portfolio and Income Portfolio are defendants in an adversary action filed on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation Company, formerly known as General Motors Corporation (GM), against prior and current holders of term loan debt of GM. The suit seeks to determine whether GM’s term loan facility was secured at the time it entered bankruptcy. High Yield Portfolio at one time held term loans in an original principal amount of at least $4,627,531 and, if the plaintiffs are successful, it is reasonably possible that the Portfolio will be required to make payments in some amount. This loss contingency has not been accured as a liability because the amount of potential damages and the likelihood of loss cannot be reasonably estimated. Thrivent Income Portfolio is named as a defendant in this action, but we do not expect that the Portfolio’s assets will be subject to a loss contingency.

Balanced Portfolio and Large Cap Index Portfolio are defendants in two separate adversary actions: One was filed in federal court on November 1, 2010 by the Official Committee of Unsecured Creditors of Tribune Company (“Tribune”) and the other was filed in the state of Minnesota on June 2, 2011 by the successor trustees of certain series of debt securities issued by Tribune. These actions have since been consolidated and moved to the United States District Court of the Southern District of New York as consolidated multi-district litigation. The actions seek to determine whether stock repurchases of Tribune stock in connection with a leveraged buyout of Tribune in 2007 (the “LBO Transaction”) were fraudulent transactions that can be voided requiring repurchase payments to be returned to the Tribune bankruptcy estate. Balanced Portfolio and Large Cap Index Portfolio tendered Tribune stock in the LBO Transaction in exchange for $115,600 and $219,300 respectively. If the plaintiffs are successful, it is reasonably possible that these Portfolios would be required to return payments in some amount. Management does not believe it is possible at this time to predict with any reasonable certainty the amount or probability of any potential loss.

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2012

Mid Cap Index Portfolio is a potential defendant in an adversary action filed on October 22, 2010 by the trustee of the LB Creditor Trust. The suit seeks to determine whether certain pre-bankruptcy distributions in December 2007 by Lyondell Chemical Company (“Lyondell”) to its shareholders were fraudulent transactions that can be voided and repaid to Lyondell’s creditors. Mid Cap Index Portfolio owned shares of Lyondell stock before the merger. On December 21, 2007, Mid Cap Index Portfolio tendered its shares of Lyondell for $1,542,720.

(V) Litigation – Awards from class action litigation are recorded as a reduction of cost if the Portfolio still owns the applicable securities on the payment date. If the Portfolio no longer owns the applicable securities, the proceeds are recorded as realized gains.

(W) Recent Accounting Pronouncements – In December 2011, FASB released Accounting Standards Update 2011-11 (ASU 2011-11), Balance Sheet (Topic 210), Disclosures about Offsetting Assets and Liabilities. This updated standard is a result of collaboration between FASB and the International Accounting Standards Board (IASB) to enhance current disclosures. The amendments include new disclosure requirements of gross and net information about instruments and transactions, such as derivatives, eligible for offset in the Statement of Assets and Liabilities or subject to a master netting arrangement or similar agreement. The disclosures required by ASU 2011-11 will be effective for any reporting period (annual or interim) beginning on or after January 1, 2013. Management is currently evaluating the application of ASU 2011-11 on the Portfolio’s financial statements.

(X) In-kind Redemptions – During the year ended December 31, 2011, the Thrivent Asset Allocation Portfolios, as the shareholders of underlying series of Thrivent Series Fund, Inc. (the “underlying portfolios”), redeemed their shares in-kind (“in-kind redemption”). The underlying portfolios distributed portfolio securities rather than cash as payment for the redemption of these fund shares. For financial reporting purposes, the underlying funds recognize gain on these transactions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; they recognize a loss if the cost exceeds the value. Gains or losses on in-kind redemptions are not recognized for tax purposes. The realized gains or losses below are included in the Statement of Operations of the underlying portfolios as net realized gains/losses on in-kind redemptions. The in-kind amounts and shares redeemed are included in the Capital Stock Transactions of the Statement of Changes in Net Assets of the underlying portfolios. These in-kind transactions were conducted at market value. The transactions were as follows:

Underlying Portfolio	Underlying Shares Redeemed	Date	In-kind Amount	Realized Gain/(Loss)
Aggressive Allocation Portfolio
Real Estate Securities	810,212	10/17/2011	$11,301,165	($1,195,433)
Moderately Aggressive Allocation Portfolio
Real Estate Securities	810,212	10/17/2011	$11,301,165	($1,195,433)
Moderate Allocation Portfolio
Real Estate Securities	5,203,112	10/17/2011	$72,575,081	$1,481,061
Moderately Conservative Allocation Portfolio
Real Estate Securities	6,860,851	10/17/2011	$95,697,896	$21,151,702

(Y) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2012

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – The Fund has entered into an Investment Advisory Agreement with Thrivent Financial, the Adviser. Under the Investment Advisory Agreement, each of the Portfolios pays a fee for investment advisory services. The fees are accrued daily and paid monthly.

The four Asset Allocation Portfolios – Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio and Moderately Conservative Allocation Portfolio – pay investment advisory fees for asset allocation services. In addition, for investments (other than underlying Thrivent Portfolios) held directly by the Asset Allocation Portfolios, each Asset Allocation Portfolio will pay an additional advisory fee. The annual rates of fees as a percentage of average daily net assets under the Investment Advisory Agreement are as follows:

Portfolio (M – Millions)	$0 to $500M	$500 to $2,000M	Over $2,000M
Aggressive Allocation	0.150%	0.125%	0.100%
Aggressive Allocation – Direct Holdings	0.600%	0.600%	0.600%
Moderately Aggressive Allocation	0.150%	0.125%	0.100%
Moderately Aggressive Allocation – Direct Holdings	0.550%	0.550%	0.550%
Moderate Allocation	0.150%	0.125%	0.100%
Moderate Allocation – Direct Holdings	0.500%	0.500%	0.500%
Moderately Conservative Allocation	0.150%	0.125%	0.100%
Moderately Conservative Allocation – Direct Holdings	0.450%	0.450%	0.450%

For all other Portfolios, the annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Portfolio (M - Millions)	$0 to $50M	$50 to $200M	$200 to $250M	$250 to $500M	$500 to $750M	$750 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $2,500M	$2,500 to $5,000M	Over $5,000M
Partner Technology	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%
Partner Healthcare	0.950%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Natural Resources	0.750%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%
Partner Emerging Markets Equity	1.200%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%
Real Estate Securities	0.800%	0.800%	0.800%	0.800%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%
Partner Small Cap Growth	1.000%	1.000%	1.000%	1.000%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Partner Small Cap Value	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%
Small Cap Stock	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.550%	0.525%
Small Cap Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Mid Cap Growth	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Mid Cap Stock	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.550%	0.525%
Mid Cap Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Partner Worldwide Allocation	0.900%	0.900%	0.900%	0.850%	0.850%	0.850%	0.800%	0.750%	0.750%	0.750%	0.750%
Partner Socially Responsible Stock	0.800%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%
Partner All Cap Growth	0.950%	0.950%	0.950%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Partner All Cap Value	0.750%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Partner All Cap	0.950%	0.950%	0.950%	0.950%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Large Cap Growth	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Partner Growth Stock	0.800%	0.800%	0.800%	0.800%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Large Cap Value	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Large Cap Stock	0.650%	0.650%	0.650%	0.650%	0.575%	0.550%	0.475%	0.475%	0.475%	0.450%	0.425%
Large Cap Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Equity Income Plus	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Balanced	0.350%	0.350%	0.350%	0.300%	0.300%	0.300%	0.300%	0.300%	0.300%	0.300%	0.300%
High Yield	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Diversified Income Plus	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Income	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Bond Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Limited Maturity Bond	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Mortgage Securities	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%
Money Market	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2012

(B) Sub-Adviser Fees – The following subadvisory fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Portfolio.

Partner Technology Portfolio

The Adviser has entered into a subadvisory agreement with Goldman Sachs Asset Management, LP (“GSAM”) for the performance of subadvisory services. The fee payable is equal to 0.45% of average daily net assets.

Partner Healthcare Portfolio

The Adviser has entered into a subadvisory agreement with Sectoral Asset Management, Inc. for the performance of subadvisory services. The fee payable is equal to 0.65% of the first $50 million of average daily net assets, 0.60% of the next $50 million, 0.40% of the next $150 million and 0.35% of average daily net assets over $250 million.

Partner Emerging Markets Equity Portfolio

The Adviser has entered into a subadvisory agreement with Aberdeen Asset Managers Limited (“Aberdeen”) for the performance of subadvisory services. The fee payable is equal to 0.85% of the first $50 million of average daily net assets, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen.

Partner Small Cap Growth Portfolio

The Adviser has entered into a subadvisory agreement with Turner Investments, L.P. (“Turner”) for the performance of subadvisory services. For assets that are invested in companies that have market capitalizations that fall within the bottom half of the Russell 2000® Growth Index (the “microcap portion”), the fee payable is equal to 0.80% of the average daily net assets in that microcap portion. For all other assets, the fee payable is equal to 0.65% of the average daily net assets when the entire portfolio assets (including the microcap portion) are no greater than $100 million, 0.60% of the average daily net assets when the entire portfolio assets are greater than $100 million but no greater than $350 million, and 0.575% of the average daily net assets when the entire portfolio assets are greater than $350 million. Thrivent Partner Small Cap Growth Fund (including the microcap portion of that Fund) is included in determining breakpoints for the assets managed by Turner.

Partner Small Cap Value Portfolio

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services. The fee payable is equal to 0.60% of average daily net assets.

Partner Mid Cap Value Portfolio

The Adviser has entered into a subadvisory agreement with GSAM for the performance of subadvisory services. The fee payable is equal to 0.50% of average daily net assets for the first $200 million and 0.45% for assets over $200 million. Thrivent Partner Mid Cap Value Fund is included in determining breakpoints for the assets managed by GSAM.

Partner Worldwide Allocation Portfolio

The Adviser has entered into subadvisory agreements with Mercator Asset Management, LP (“Mercator”), Principal Global Investors, LLC (“Principal”), Aberdeen, Victory Capital Management, Inc. (“Victory”) and GSAM for the performance of subadvisory services. In addition, effective July 27, 2012, the Advisor entered into a subadvisory agreement with DuPont Capital Management (“DuPont Capital”) to manage a portion of the Portfolio’s allocation to emerging market equity securities.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets managed by Mercator, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner Worldwide Allocation Fund is included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets managed by Principal, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner Worldwide Allocation Fund is included in determining breakpoints for the assets managed by Principal.

The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets managed by Aberdeen, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Emerging Markets Equity Portfolio and Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen.

The fee payable for Victory is equal to 0.95% of the first $25 million of average daily net assets, 0.85% of the next $75 million, 0.80% of the next $50 million, 0.75% of the next $100 million and 0.70% of average daily net assets over $250 million. Thrivent Partner Worldwide Allocation Fund is included in determining breakpoints for the assets managed by Victory.

The fee payable for GSAM is equal to 0.55% of the first $50 million of average daily net assets managed by GSAM, 0.50% of the next $200 million and 0.45% of average daily net assets over $250 million. Thrivent Partner Worldwide Allocation Fund is included in determining breakpoints for the assets managed by GSAM.

The fee payable for DuPont Capital is equal to 0.72% of the first $50 million of average daily net assets managed by DuPont Capital and 0.68% of average daily net assets over $50 million. Thrivent Partner Worldwide Allocation Fund and Thrivent Partner Emerging Markets Equity Fund is included in determining breakpoints for the assets managed by DuPont Capital.

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2012

Partner Socially Responsible Stock Portfolio

The Adviser has entered into a subadvisory agreement with Calvert Investment Management, Inc. (“Calvert”) for the performance of subadvisory services. The fee payable is equal to 0.50% of average daily net assets for the first $50 million, 0.475% for the next $50 million, 0.45% for the next $50 million, 0.425% of the next $100 million and 0.40% for assets over $250 million.

Partner All Cap Growth Portfolio

The Adviser has entered into a subadvisory agreement with Calamos Advisors LLC for the performance of subadvisory services. The fee payable is equal to 0.65% of average daily net assets.

Partner All Cap Value Portfolio

The Adviser has entered into a subadvisory agreement with OppenheimerFunds, Inc. for the performance of subadvisory services. The fee payable is equal to 0.45% of the first $50 million of average daily net assets, 0.40% of the next $200 million and 0.35% of average daily net assets over $250 million.

Partner All Cap Portfolio

The Adviser has entered into a subadvisory agreement with Pyramis Global Advisors, LLC (“Pyramis Advisors”) for the performance of subadvisory services. Pyramis Advisors is a wholly owned subsidiary of Fidelity Management & Research Corporation. The fee payable is equal to 0.60% of average daily net assets for the first $100 million, 0.55% for the next $400 million, 0.50% for the next $250 million and 0.45% for assets over $750 million.

Partner Growth Stock Portfolio

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services. The fee payable is equal to 0.40% of average daily net assets for the first $500 million and 0.35% for assets over $500 million.

(C) Expense Reimbursements – As of December 31, 2012, the following voluntary expense reimbursements, as a percentage of net assets, were in effect:

Portfolio	Expense Reimbursement	Expiration Date
Partner Small Cap Growth	0.10%	N/A
Partner All Cap	0.20%	N/A
Partner Growth Stock	0.10%	N/A
Money Market[1]	0.23%	N/A

[1]

Thrivent Asset Management has voluntarily agreed to reimburse certain portfolio level expenses of Thrivent Money Market Portfolio to the extent necessary in order to maintain a minimum annualized net yield of 0.00%.

As of December 31, 2012, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Portfolio	Expense Limit	Expiration Date
Partner Healthcare	1.25%	4/30/2013
Natural Resources[1]	1.02%	4/30/2013
Partner Emerging Markets Equity	1.40%	4/30/2013
Partner Socially Responsible Stock	0.98%	4/30/2013
Partner All Cap Growth	1.00%	4/30/2013
Partner All Cap Value	0.98%	4/30/2013
Mortgage Securities[2]	0.79%	4/30/2013

[1]	Prior contractual expense limit of 1.19% expired on April 30, 2012.
[2]	New contractual expense limit became effective on May 1, 2012.

Thrivent does not recoup amounts previously reimbursed or waived in prior fiscal years.

Each equity, hybrid and fixed income Portfolio may invest cash in High Yield Fund, Money Market Portfolio and Thrivent Cash Management Trust, subject to certain limitations. During the year ended December 31, 2012, Limited Maturity Bond Portfolio invested in High Yield Fund. During the year ended December 31, 2012, no Portfolios invested in Money Market Portfolio. During the year ended December 31, 2012, all portfolios except Money Market Portfolio invested in Cash Management Trust. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Financial reimburses an amount equal to the advisory fee which is charged to the Portfolio for its investment in High Yield Fund, Money Market Portfolio or Thrivent Cash Management Trust.

(D) Other Expenses – The Fund has entered into an accounting and administrative services agreement with the Adviser to provide certain accounting and administrative personnel and services to the Portfolios. For the year ended December 31, 2012, the Adviser received aggregate fees for accounting and administrative personnel and services of $7,475,104 from the Fund.

Each Director is eligible to participate in a deferred compensation plan with respect to fees received from the Fund. Participants in the plan may designate their deferred Director’s fees as if invested in any one of the portfolios of Thrivent Mutual Funds. The value of each Director’s deferred compensation account will increase or decrease as if it were invested in shares of the selected portfolios of Thrivent Mutual Funds. Their fees as well as the change in value are included in Director’s fees in the Statement of Operations. The deferred fees remain in the appropriate fund until distribution in accordance with the plan. The deferred fee liability, included in accrued expenses in the Statement of Assets and Liabilities, is unsecured.

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2012

Those Directors not participating in the above plan received $477,103 in fees from the Fund for the year ended December 31, 2012. In addition, the Fund reimbursed independent Directors for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent directors of the Fund are officers and directors of Thrivent Financial and Thrivent Life; however, they receive no compensation from the Fund.

(E) Indirect Expenses – Some Portfolios invest in other mutual funds. Fees and expenses of those underlying funds are not included in the Portfolios’ expense ratios. The Portfolios indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:

Portfolio	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Capital Stock
Aggressive Allocation	$(98,680)	$98,680	$—
Moderately Aggressive Allocation	(447,419)	447,419	—
Moderate Allocation	(103,919)	103,919	—
Moderately Conservative Allocation	54,345	(54,345)	—
Partner Technology	133,220	2,412	(135,632)
Partner Healthcare	66,505	(66,505)	—
Natural Resources	1,767	(1,767)	—
Partner Emerging Markets Equity	(3,776)	3,776	—
Real Estate Securities	(16,168)	(69,638)	85,806
Partner Small Cap Growth	271,996	(2,291)	(269,705)
Partner Small Cap Value	(20,484)	20,484	—
Small Cap Stock	(7,356)	76,050	(68,694)
Small Cap Index	(20,611)	20,611	—
Mid Cap Growth	149,944	(142,465)	(7,479)
Partner Mid Cap Value	(22,396)	22,396	—
Mid Cap Stock	(356,179)	356,179	—
Mid Cap Index	418	(418)	—
Partner Worldwide Allocation	747,355	(584,256)	(163,099)
Partner Socially Responsible Stock	253	(253)	—
Partner All Cap Growth	—	1,838	(1,838)
Partner All Cap Value	(1,347)	1,347	—
Partner All Cap	(56,617)	56,617	—
Large Cap Growth	(24,836)	25,482	(646)
Partner Growth Stock	(913)	2,110	(1,197)
Large Cap Value	(69,615)	69,615	—
Large Cap Stock	(283,293)	283,293	—
Large Cap Index	(99,382)	99,382	—
Equity Income Plus	(39,248)	39,248	—
Balanced	(53,192)	53,192	—
High Yield	(33,510)	17,905,732	(17,872,222)
Diversified Income Plus	11,048	(10,712)	(336)
Income	(571,914)	571,915	(1)
Limited Maturity Bond	(530,582)	530,582	—
Mortgage Securities	2,866	(2,866)	—
Money Market	2,651	(2,651)	—

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain
Aggressive Allocation	$11,672,622	$5,627,886
Moderately Aggressive Allocation	94,163,502	36,225,195
Moderate Allocation	167,005,249	52,731,128
Moderately Conservative Allocation	82,074,509	28,314,505
Partner Healthcare	505,666	1,004,227
Natural Resources	226,334	—
Partner Emerging Markets Equity	626,603	—
Real Estate Securities	1,903,238	—
Partner Small Cap Growth	—	6,075,673
Partner Small Cap Value	6,170,177	1,594,076
Small Cap Stock	1,328,401	—
Small Cap Index	3,167,494	9,011,922
Mid Cap Growth	1,423,569	221,226
Partner Mid Cap Value	3,949,837	12,356,287
Mid Cap Stock	2,038,520	—
Mid Cap Index	1,129,467	2,956,547
Partner Worldwide Allocation	416,617	77,518
Partner Socially Responsible Stock	29,443	5,309
Partner All Cap Growth	5,450	—
Partner All Cap Value	61,851	—
Partner All Cap	429,266	—
Large Cap Growth	477,955	—
Partner Growth Stock	13,765	—
Large Cap Value	14,348,102	—
Large Cap Stock	7,761,178	—
Large Cap Index	5,802,965	3,390,179

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2012

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain
Equity Income Plus	2,505,927	—
Balanced	6,462,286	6,424,962
High Yield	618,067	—
Diversified Income Plus	7,469,239	—
Income	29,666	3,278,491
Bond Index	3,302,944	2,208,152
Limited Maturity Bond	175,917	—
Mortgage Securities	314,325	—

At December 31, 2012, the following Portfolios had accumulated net realized capital loss carryovers expiring as follows:

Portfolio	Capital Loss Carryover	Expiration Year
Partner Technology	$2,724,948	2016
	2,198,564	2017

	$4,923,512

Real Estate Securities	1,345,464	2017

	$1,345,464

Small Cap Stock	28,462,300	2017

	$28,462,300

Mid Cap Stock	24,488,800	2017

	$24,488,800

Partner Worldwide Allocation	62,173,678	2015
	186,079,623	2016

	$248,253,301

Partner All Cap Growth	95,936	2017

	$95,936

Partner All Cap Value	396,601	2017

	$396,601

Partner All Cap	9,802,047	2017

	$9,802,047

Large Cap Growth	98,892,056	2016
	185,657,815	2017

	$284,549,871

Partner Growth Stock	239,789	2017

	$239,789

Large Cap Value	78,225,493	2017

	$78,225,493

Large Cap Stock	70,439,124	2017

	$70,439,124

Equity Income Plus	2,690,144	2017

	$2,690,144

High Yield	10,993,224	2013
	560,014	2014
	42,742,264	2016
	46,838,004	2017

	$101,133,506

Diversified Income Plus	2,143,420	2016
	9,650,624	2017

	$11,794,044

Limited Maturity Bond	2,074,889	2016
	6,959,975	2017

	$9,034,864

To the extent that these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

Capital losses generated during the year ending December 31, 2011 and later, will be subject to the provisions of the Regulated Investment Company Modernization Act of 2010 (the Act). The Act made several changes to the tax rules that impact the Portfolios. Under the Act, if the losses are not reduced by gains, the losses will be carried forward with no expiration and with the short-term or long-term character of the loss retained. Additionally, these capital losses must be fully utilized before those capital loss carryovers listed with noted expiration dates in the table above, which may make them more likely to expire unused.

At December 31, 2012, the following Portfolios had accumulated net realized capital loss carryovers subject to the Act, as follows:

Portfolio	Capital Loss Carryover	Tax Character
Natural Resources	$1,285,099	Short-term
	1,162,626	Long-term

	$2,447,725

Partner Emerging Markets Equity	262,470	Long-term

	$262,470

Partner Worldwide Allocation	4,575,299	Short-term

	$4,575,299

Partner All Cap Growth	49,020	Short-term

	$49,020

Limited Maturity Bond	3,748,289	Short-term
	47,892	Long-term

	$3,796,181

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2012

Of the capital loss carryovers attributable to Partner Worldwide Allocation Portfolio, the following amounts were obtained as a result of the reorganization, as described in Note (1)(A), with Partner International Stock Portfolio in July 2012:

Portfolio	Capital Loss Carryover	Expiration Year
Partner Worldwide Allocation	62,173,678	2015
	186,079,623	2016

	$248,253,301

Portfolio	Capital Loss Carryover	Tax Character
Partner Worldwide Allocation	4,575,299	Short-term

	$4,575,299

Of the capital loss carryovers attributable to Diversified Income Plus Portfolio, the following amounts were obtained as a result of the reorganization, as described in Note (1)(A), with Partner Utilities Portfolio in July 2012:

Portfolio	Capital Loss Carryover	Expiration Year
Diversified Income Plus	296,017	2017

	$296,017

The Internal Revenue Code may limit the ability to utilize capital losses after a merger.

During the fiscal year 2012, capital loss carryovers utilized by the Portfolios were as follows:

Capital Loss
Portfolio	Carryover
Partner Technology	1,732,324
Real Estate Securities	4,169,999
Partner Small Cap Growth	11,237,188
Partner Small Cap Value	2,376,105
Small Cap Stock	8,037,216
Mid Cap Growth	27,922,302
Partner Mid Cap Value	3,300,531
Mid Cap Stock	32,387,293
Partner Worldwide Allocation	3,731,657
Partner Socially Responsible Stock	386,586
Partner All Cap Value	32,712
Partner All Cap	4,325,374
Large Cap Growth	64,747,257
Partner Growth Stock	3,082,170
Large Cap Value	58,835,356
Large Cap Stock	38,159,005
Large Cap Index	3,661,314
Equity Income Plus	4,284,616
High Yield	12,643,842
Diversified Income Plus	5,317,117
Income	17,640,507

In addition, the following capital loss carryovers expired during the fiscal year 2012: High Yield Portfolio, $17,872,222.

The following Portfolios deferred, on a tax basis, the following Post-October 2012 losses:

Portfolio	Post-October Loss
Partner Worldwide Allocation	$6,680,884

These amounts are deferred for tax purposes, deemed to occur in the next fiscal year, and are subject to the provisions of the Regulated Investment Company Modernization Act of 2010. If the losses are not reduced by gains during the next fiscal year, the losses will be carried forward with no expiration and with the short-term or long-term character of the loss retained.

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2012

The tax character of distributions paid during the years ended December 31, 2012 and 2011 was as follows:

	Ordinary Income		Long-Term Capital Gain		Return of Capital
Portfolio	12/31/2012	12/31/2011	12/31/2012	12/31/2011	12/31/2012	12/31/2011
Aggressive Allocation	$8,491,099	$14,282,959	$20,876,578	$3,196,185	$—	$—
Moderately Aggressive Allocation	42,073,556	68,387,593	30,081,262	15,195,649	—	—
Moderate Allocation	79,898,649	111,192,082	25,454,221	31,660,803	—	—
Moderately Conservative Allocation	44,867,706	48,557,013	11,691,435	13,781,398	—	—
Partner Healthcare	55,995	58,257	248,326	535,514	—	—
Natural Resources	77,727	24,409	4,038,356	—	—	—
Partner Emerging Markets Equity	252,692	432,330	239,345	—	—	—
Real Estate Securities	4,305,833	—	—	—	—	—
Partner Small Cap Value	1,705,822	560,137	—	—	—	—
Small Cap Index	1,510,322	1,738,716	15,711,199	5,929,388	—	—
Mid Cap Growth	813,792	1,271,495	—	—	—	—
Partner Mid Cap Value	1,932,483	501,793	—	—	—	—
Mid Cap Stock	1,205,625	227,230	—	—	—	—
Mid Cap Index	712,523	714,334	7,728,249	5,251,300	—	—
Partner Worldwide Allocation	21,291,197	11,145,255	4,890,102	9,296,969	—	—
Partner Socially Responsible Stock	1,439	45	—	—	—	—
Partner All Cap Value	43,276	44,465	—	—	—	—
Partner All Cap	239,038	361,337	—	—	—	—
Large Cap Growth	9,829,304	4,952,199	—	—	—	—
Large Cap Value	13,811,639	178,536	—	—	—	—
Large Cap Stock	6,228,672	72,332	—	—	—	—
Large Cap Index	5,141,254	5,204,623	—	—	—	—
Equity Income Plus	1,466,534	238,167	—	—	—	—
Balanced	7,020,558	6,991,678	5,531,698	7,267,181	—	—
High Yield	59,938,400	60,572,233	—	—	—	—
Diversified Income Plus	5,452,096	5,830,693	—	—	—	—
Income	59,012,268	63,413,810	—	—	—	—
Bond Index	5,066,796	4,585,471	397,118	863,822	—	—
Limited Maturity Bond	22,206,345	32,036,799	—	—	—	—
Mortgage Securities	1,063,244	1,080,936	273,995	—	—	—
(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities – For the year ended December 31, 2012, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Portfolio	Purchases	Sales
Aggressive Allocation	$269,382	$267,850
Moderately Aggressive Allocation	1,061,221	1,039,322
Moderate Allocation	1,630,088	1,407,155
Moderately Conservative Allocation	847,453	623,898
Partner Technology	15,042	14,984
Partner Healthcare	10,679	8,226
Natural Resources	11,093	8,473
Partner Emerging Markets Equity	7,096	1,990
Real Estate Securities	38,055	39,720
Partner Small Cap Growth	242,200	208,748
Partner Small Cap Value	46,842	47,741
Small Cap Stock	213,204	218,888
Small Cap Index	17,535	39,449
Mid Cap Growth	136,927	181,975
Partner Mid Cap Value	197,985	187,889
Mid Cap Stock	217,629	229,548
Mid Cap Index	6,271	10,340
Partner Worldwide Allocation	1,022,410	883,380
Partner Socially Responsible Stock	4,247	2,316
Partner All Cap Growth	7,970	8,709
Partner All Cap Value	7,424	8,568
Partner All Cap	60,503	67,111
Large Cap Growth	718,387	827,157
Partner Growth Stock	17,485	19,812
Large Cap Value	706,180	727,126
Large Cap Stock	681,107	754,738
Large Cap Index	10,941	32,698
Equity Income Plus	164,989	149,283
Balanced	24,353	47,665
High Yield	512,284	454,967
Diversified Income Plus	236,267	172,516
Income	761,760	764,577
Bond Index	38,781	39,084
Limited Maturity Bond	328,156	607,303
Mortgage Securities	1,270	3,360

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2012

Purchases and Sales of U.S. Government Securities were:

	In thousands
Portfolio	Purchases	Sales
Aggressive Allocation	$127,912	$150,074
Moderately Aggressive Allocation	1,433,016	1,448,488
Moderate Allocation	3,901,634	3,715,940
Moderately Conservative Allocation	3,622,205	3,426,385
Partner Worldwide Allocation	—	1,202
Balanced	327,015	331,225
Diversified Income Plus	61,979	56,966
Income	1,252,769	1,242,714
Bond Index	711,423	697,401
Limited Maturity Bond	1,105,816	1,177,843
Mortgage Securities	332,255	328,106

(B) Investments in Restricted Securities – Certain Portfolios may own restricted securities that have been deemed illiquid and were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of December 31, 2012, the following Portfolios held restricted securities:

Portfolio	Number of Securities	Percent of Portfolio’s Net Assets
Partner Worldwide Allocation	1	0.11%
Partner Growth Stock	10	0.22%
Balanced	2	0.54%
High Yield	4	1.78%
Income	2	0.26%
Bond Index	2	0.81%
Limited Maturity Bond	4	0.86%
Mortgage Securities	1	1.21%

The Portfolios have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities – High Yield Portfolio invests primarily in high-yielding fixed income securities. Each of the other Portfolios, except Money Market Portfolio, may also invest in high-yielding securities. These securities will typically be in lower rated categories or will be non-rated and generally will involve more risk than securities in higher rated categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts – The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Portfolio’s hedging strategy unsuccessful and could result in a loss to the Portfolio. In the event that a liquid secondary market would not exist, the Portfolio could be prevented from entering into a closing transaction which could result in additional losses to the Portfolio.

(E) Written Option Contracts – The number of contracts and premium amounts associated with covered call option contracts written during the year ended December 31, 2012, were as follows:

	Number of Contracts	Premium Amount
Large Cap Stock
Balance at December 31, 2011	30	$17,050
Opened	170	259,450
Closed	(200)	(276,500)
Expired	—	—
Exercised	—	—

Balance at December 31, 2012	—	$—

Equity Income Plus
Balance at December 31, 2011	891	$181,439
Opened	510	571,560
Closed	(1,401)	(752,999)
Expired	—	—
Exercised	—	—

Balance at December 31, 2012	—	$—

Diversified Income Plus
Balance at December 31, 2011	30	$17,050
Opened	90	132,150
Closed	(120)	(149,200)
Expired	—	—
Exercised	—	—

Balance at December 31, 2012	—	$—

Limited Maturity Bond
Balance at December 31, 2011	—	$—
Opened	150	32,363
Closed	(150)	(32,363)
Expired	—	—
Exercised	—	—

Balance at December 31, 2012	—	$—

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Portfolios are permitted to purchase or sell securities from or to certain other Portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio or fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Directors and/ or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price.

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2012

(7) SHARES OF BENEFICIAL INTEREST

The shares of each Portfolio have equal rights and privileges with all shares of that Portfolio. Shares in the Portfolio are currently sold only to separate accounts of Thrivent Financial, Thrivent Life and retirement plans sponsored by Thrivent Financial.

As of December 31, 2012, authorized capital stock consists of ten billion shares as follows:

Portfolio	Shares Authorized	Par Value
Aggressive Allocation	350,000,000	$0.01
Moderately Aggressive Allocation	700,000,000	0.01
Moderate Allocation	1,200,000,000	0.01
Moderately Conservative Allocation	800,000,000	0.01
Partner Technology	100,000,000	0.01
Partner Healthcare	50,000,000	0.01
Natural Resources	200,000,000	0.01
Partner Emerging Markets Equity	100,000,000	0.01
Real Estate Securities	100,000,000	0.01
Partner Small Cap Growth	50,000,000	0.01
Partner Small Cap Value	150,000,000	0.01
Small Cap Stock	200,000,000	0.01
Small Cap Index	200,000,000	0.01
Mid Cap Growth	200,000,000	0.01
Partner Mid Cap Value	50,000,000	0.01
Mid Cap Stock	200,000,000	0.01
Mid Cap Index	200,000,000	0.01
Partner Worldwide Allocation	700,000,000	0.01
Partner Socially Responsible Stock	50,000,000	0.01
Partner All Cap Growth	50,000,000	0.01
Partner All Cap Value	50,000,000	0.01
Partner All Cap	100,000,000	0.01
Large Cap Growth	300,000,000	0.01
Partner Growth Stock	50,000,000	0.01
Large Cap Value	200,000,000	0.01
Large Cap Stock	250,000,000	0.01
Large Cap Index	200,000,000	0.01
Equity Income Plus	200,000,000	0.01
Balanced	200,000,000	0.01
High Yield	350,000,000	0.01
Diversified Income Plus	250,000,000	0.01
Income	300,000,000	0.01
Bond Index	200,000,000	0.01
Limited Maturity Bond	450,000,000	0.01
Mortgage Securities	50,000,000	0.01
Money Market	1,200,000,000	0.01

(8) SUBSEQUENT EVENTS

Management of the Portfolios has evaluated the impact of subsequent events and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Thrivent Series Fund, Inc.

Financial Highlights

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset		Net Realized
	Value,	Net	and Unrealized	Total from	Net	Net Realized
	Beginning of	Investment	Gain/(Loss) on	Investment	Investment	Gain on
	Period	Income/(Loss)	Investments(a)	Operations	Income	Investments
AGGRESSIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2012	$11.40	$0.17	$1.18	$1.35	$(0.08)	$(0.52)
Year Ended 12/31/2011	12.22	0.06	(0.52)	(0.46)	(0.16)	(0.20)
Year Ended 12/31/2010	10.66	0.10	1.72	1.82	(0.16)	(0.10)
Year Ended 12/31/2009	8.51	0.09	2.47	2.56	(0.41)	—
Year Ended 12/31/2008	14.09	0.25	(5.34)	(5.09)	(0.18)	(0.31)

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2012	11.19	0.21	1.21	1.42	(0.14)	(0.16)
Year Ended 12/31/2011	11.89	0.12	(0.45)	(0.33)	(0.23)	(0.14)
Year Ended 12/31/2010	10.72	0.17	1.42	1.59	(0.25)	(0.17)
Year Ended 12/31/2009	8.64	0.17	2.37	2.54	(0.46)	—
Year Ended 12/31/2008	13.48	0.33	(4.71)	(4.38)	(0.23)	(0.23)

MODERATE ALLOCATION PORTFOLIO
Year Ended 12/31/2012	11.25	0.20	1.10	1.30	(0.19)	(0.08)
Year Ended 12/31/2011	11.79	0.17	(0.28)	(0.11)	(0.26)	(0.17)
Year Ended 12/31/2010	10.82	0.22	1.21	1.43	(0.29)	(0.17)
Year Ended 12/31/2009	8.92	0.23	2.14	2.37	(0.47)	—
Year Ended 12/31/2008	12.82	0.37	(3.83)	(3.46)	(0.27)	(0.17)

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2012	11.28	0.18	0.89	1.07	(0.19)	(0.09)
Year Ended 12/31/2011	11.66	0.18	(0.16)	0.02	(0.25)	(0.15)
Year Ended 12/31/2010	10.91	0.23	0.97	1.20	(0.28)	(0.17)
Year Ended 12/31/2009	9.27	0.24	1.82	2.06	(0.42)	—
Year Ended 12/31/2008	12.08	0.37	(2.80)	(2.43)	(0.29)	(0.09)

PARTNER TECHNOLOGY PORTFOLIO
Year Ended 12/31/2012	6.20	(0.03)	1.34	1.31	—	—
Year Ended 12/31/2011	7.11	(0.01)	(0.90)	(0.91)	—	—
Year Ended 12/31/2010	5.69	(0.04)	1.46	1.42	—	—
Year Ended 12/31/2009	3.63	(0.03)	2.09	2.06	—	—
Year Ended 12/31/2008	8.24	—	(3.59)	(3.59)	—	(1.02)

PARTNER HEALTHCARE PORTFOLIO
Year Ended 12/31/2012	11.26	0.03	2.29	2.32	(0.04)	(0.15)
Year Ended 12/31/2011	12.08	0.03	(0.46)	(0.43)	—	(0.39)
Year Ended 12/31/2010	11.08	(0.02)	1.22	1.20	(0.02)	(0.18)
Year Ended 12/31/2009	8.94	0.02	2.12	2.14	—	—
Year Ended 12/31/2008 (c)	10.00	—	(1.05)	(1.05)	(0.01)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 30, 2008.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
						Ratios to Average Net Assets
				Ratio to Average Net		Before Expenses Waived,
	Net Asset		Net Assets, End	Assets**		Credited or Paid Indirectly**		Portfolio
Total	Value, End of	Total	of Period		Net Investment		Net Investment	Turnover
Distributions	Period	Return(b)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$(0.60)	$12.15	12.25%	$608.2	0.49%	1.45%	0.49%	1.45%	69%
(0.36)	11.40	(3.93)%	560.6	0.42%	0.49%	0.43%	0.47%	74%
(0.26)	12.22	17.53%	587.1	0.34%	0.95%	0.39%	0.90%	68%
(0.41)	10.66	30.62%	497.6	0.23%	1.29%	0.26%	1.27%	22%
(0.49)	8.51	(37.23)%	354.3	0.20%	2.45%	0.20%	2.45%	30%

(0.30)	12.31	12.87%	3,056.0	0.40%	1.83%	0.40%	1.83%	93%
(0.37)	11.19	(2.86)%	2,659.6	0.33%	1.22%	0.33%	1.22%	64%
(0.42)	11.89	15.43%	2,505.6	0.28%	1.83%	0.28%	1.83%	39%
(0.46)	10.72	29.80%	1,983.0	0.20%	2.41%	0.20%	2.41%	17%
(0.46)	8.64	(33.40)%	1,354.6	0.17%	3.36%	0.17%	3.36%	27%

(0.27)	12.28	11.72%	5,337.9	0.38%	1.98%	0.38%	1.98%	121%
(0.43)	11.25	(1.02)%	4,133.6	0.29%	1.86%	0.29%	1.86%	53%
(0.46)	11.79	13.68%	3,569.4	0.26%	2.51%	0.26%	2.51%	30%
(0.47)	10.82	26.89%	2,658.5	0.19%	3.16%	0.19%	3.16%	16%
(0.44)	8.92	(27.74)%	1,811.6	0.17%	3.91%	0.17%	3.91%	22%

(0.28)	12.07	9.59%	2,920.3	0.41%	1.95%	0.41%	1.95%	190%
(0.40)	11.28	0.20%	2,055.3	0.31%	2.14%	0.31%	2.14%	46%
(0.45)	11.66	11.41%	1,591.3	0.28%	2.81%	0.28%	2.81%	30%
(0.42)	10.91	22.53%	1,075.4	0.22%	3.41%	0.22%	3.41%	16%
(0.38)	9.27	(20.61)%	714.8	0.18%	4.09%	0.18%	4.09%	21%

—	7.51	21.09%	35.5	1.13%	(0.39)%	1.13%	(0.39)%	45%
—	6.20	(12.83)%	29.6	1.13%	(0.21)%	1.13%	(0.21)%	56%
—	7.11	25.00%	36.3	1.15%	(0.57)%	1.15%	(0.57)%	54%
—	5.69	56.58%	30.9	1.22%	(0.67)%	1.23%	(0.68)%	181%
(1.02)	3.63	(48.32)%	24.3	0.89%	(0.01)%	0.91%	(0.03)%	269%

(0.19)	13.39	20.68%	25.2	1.25%	0.26%	1.54%	(0.04)%	40%
(0.39)	11.26	(3.79)%	18.0	1.30%	0.24%	1.64%	(0.11)%	66%
(0.20)	12.08	11.13%	17.9	1.39%	(0.15)%	1.71%	(0.47)%	45%
—	11.08	23.83%	13.3	1.39%	0.19%	2.10%	(0.52)%	80%
(0.01)	8.94	(10.48)%	7.1	1.39%	(0.09)%	2.12%	(0.83)%	40%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset		Net Realized
	Value,	Net	and Unrealized	Total from	Net	Net Realized
	Beginning of	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Return of
	Period	Income/(Loss)	Investments(a)	Operations	Income	Investments	Capital
NATURAL RESOURCES PORTFOLIO
Year Ended 12/31/2012	$8.33	$0.05	$(0.43)	$(0.38)	$(0.02)	$(1.02)	$—
Year Ended 12/31/2011	9.56	0.02	(1.24)	(1.22)	(0.01)	—	—
Year Ended 12/31/2010	8.23	—	1.34	1.34	(0.01)	—	—
Year Ended 12/31/2009	5.72	0.01	2.50	2.51	—	—	—
Year Ended 12/31/2008 (c)	10.00	0.01	(4.28)	(4.27)	(0.01)	—	—

PARTNER EMERGING MARKETS EQUITY PORTFOLIO
Year Ended 12/31/2012	10.92	0.14	2.68	2.82	(0.07)	(0.06)	—
Year Ended 12/31/2011	12.38	0.15	(1.48)	(1.33)	(0.13)	—	—
Year Ended 12/31/2010	9.72	0.06	2.60	2.66	—	—	—
Year Ended 12/31/2009	5.59	0.04	4.13	4.17	(0.04)	—	—
Year Ended 12/31/2008 (c)	10.00	0.06	(4.42)	(4.36)	(0.05)	—	—

REAL ESTATE SECURITIES PORTFOLIO
Year Ended 12/31/2012	15.77	0.30	2.43	2.73	(0.65)	—	—
Year Ended 12/31/2011 (d)	14.49	0.22	1.06	1.28	—	—	—
Year Ended 12/31/2010	11.67	0.22	2.99	3.21	(0.39)	—	—
Year Ended 12/31/2009	9.34	0.29	2.44	2.73	(0.29)	—	(0.11)
Year Ended 12/31/2008	17.74	0.41	(6.35)	(5.94)	(0.74)	(1.46)	(0.26)

PARTNER SMALL CAP GROWTH PORTFOLIO
Year Ended 12/31/2012	12.42	(0.01)	1.46	1.45	—	—	—
Year Ended 12/31/2011	12.92	(0.08)	(0.42)	(0.50)	—	—	—
Year Ended 12/31/2010	10.03	(0.07)	2.96	2.89	—	—	—
Year Ended 12/31/2009	7.45	(0.03)	2.62	2.59	(0.01)	—	—
Year Ended 12/31/2008	13.94	0.01	(5.77)	(5.76)	—	(0.73)	—

PARTNER SMALL CAP VALUE PORTFOLIO
Year Ended 12/31/2012	18.64	0.38	2.28	2.66	(0.13)	—	—
Year Ended 12/31/2011	19.06	0.10	(0.48)	(0.38)	(0.04)	—	—
Year Ended 12/31/2010	15.58	0.13	3.52	3.65	(0.17)	—	—
Year Ended 12/31/2009	12.07	0.11	3.52	3.63	(0.11)	(0.01)	—
Year Ended 12/31/2008	18.44	0.13	(4.85)	(4.72)	(0.20)	(1.45)	—

SMALL CAP STOCK PORTFOLIO
Year Ended 12/31/2012	11.99	0.06	1.07	1.13	—	—	—
Year Ended 12/31/2011	12.66	(0.01)	(0.66)	(0.67)	—	—	—
Year Ended 12/31/2010	10.13	(0.01)	2.54	2.53	—	—	—
Year Ended 12/31/2009	8.49	0.07	1.65	1.72	(0.08)	—	—
Year Ended 12/31/2008	15.48	0.06	(5.34)	(5.28)	(0.13)	(1.58)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 30, 2008.
(d)	Per share amounts have been calculated using the average shares outstanding method.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
						Ratios to Average Net Assets
				Ratio to Average Net		Before Expenses Waived,
	Net Asset		Net Assets, End	Assets**		Credited or Paid Indirectly**
Total	Value, End of	Total	of Period		Net Investment		Net Investment	Portfolio
Distributions	Period	Return(b)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Turnover Rate

$(1.04)	$6.91	(3.15)%	$31.6	1.06%	0.70%	1.14%	0.62%	28%
(0.01)	8.33	(12.84)%	31.6	1.12%	0.17%	1.12%	0.17%	118%
(0.01)	9.56	16.33%	28.7	1.20%	(0.06)%	1.28%	(0.15)%	2%
—	8.23	43.72%	21.1	1.19%	0.15%	1.70%	(0.36)%	2%
(0.01)	5.72	(42.68)%	6.6	1.19%	0.23%	1.87%	(0.45)%	1%

(0.13)	13.61	25.98%	54.7	1.40%	1.27%	1.62%	1.05%	4%
(0.13)	10.92	(10.83)%	38.9	1.43%	1.27%	1.66%	1.04%	6%
—	12.38	27.33%	40.9	1.50%	0.74%	1.88%	0.36%	4%
(0.04)	9.72	74.70%	17.4	1.50%	0.78%	2.91%	(0.63)%	13%
(0.05)	5.59	(43.58)%	5.3	1.50%	1.18%	2.68%	0.00%	25%

(0.65)	17.85	17.54%	122.4	0.93%	1.62%	0.93%	1.62%	32%
—	15.77	8.83%	108.0	0.87%	1.47%	0.87%	1.47%	16%
(0.39)	14.49	27.56%	329.5	0.87%	1.62%	0.87%	1.62%	15%
(0.40)	11.67	29.08%	265.4	0.89%	3.34%	0.90%	3.33%	18%
(2.46)	9.34	(37.24)%	197.4	0.85%	2.74%	0.86%	2.73%	45%

—	13.87	11.69%	256.9	0.99%	(0.12)%	1.09%	(0.22)%	93%
—	12.42	(3.85)%	197.5	1.00%	(0.63)%	1.10%	(0.73)%	101%
—	12.92	28.86%	208.5	1.01%	(0.62)%	1.11%	(0.72)%	100%
(0.01)	10.03	34.75%	160.5	1.02%	(0.39)%	1.14%	(0.51)%	118%
(0.73)	7.45	(43.23)%	112.5	0.98%	0.08%	1.09%	(0.04)%	199%

(0.13)	21.17	14.37%	282.6	0.88%	1.90%	0.88%	1.90%	18%
(0.04)	18.64	(1.99)%	250.4	0.88%	0.52%	0.88%	0.52%	10%
(0.17)	19.06	23.46%	266.9	0.88%	0.75%	0.88%	0.75%	19%
(0.12)	15.58	30.24%	226.3	0.89%	0.86%	0.90%	0.85%	19%
(1.65)	12.07	(27.05)%	167.9	0.86%	1.08%	0.87%	1.07%	31%

—	13.12	9.42%	269.5	0.76%	0.49%	0.76%	0.49%	96%
—	11.99	(5.31)%	263.8	0.76%	(0.10)%	0.76%	(0.10)%	88%
—	12.66	25.09%	303.2	0.77%	(0.11)%	0.77%	(0.11)%	208%
(0.08)	10.13	20.38%	258.5	0.78%	0.65%	0.78%	0.65%	254%
(1.71)	8.49	(37.52)%	288.1	0.73%	0.66%	0.75%	0.64%	286%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
SMALL CAP INDEX PORTFOLIO
Year Ended 12/31/2012	$12.77	$0.20	$1.68	$1.88	$(0.09)	$(1.14)
Year Ended 12/31/2011	13.19	0.10	(0.02)	0.08	(0.11)	(0.39)
Year Ended 12/31/2010	10.57	0.11	2.60	2.71	(0.09)	—
Year Ended 12/31/2009	10.54	0.11	2.03	2.14	(0.22)	(1.89)
Year Ended 12/31/2008	19.21	0.22	(5.15)	(4.93)	(0.20)	(3.54)

MID CAP GROWTH PORTFOLIO
Year Ended 12/31/2012	17.50	0.07	2.06	2.13	(0.04)	—
Year Ended 12/31/2011	18.56	0.04	(1.04)	(1.00)	(0.06)	—
Year Ended 12/31/2010	14.42	0.06	4.12	4.18	(0.04)	—
Year Ended 12/31/2009	9.55	0.04	4.83	4.87	—	—
Year Ended 12/31/2008	20.18	0.10	(7.19)	(7.09)	(0.18)	(3.36)

PARTNER MID CAP VALUE PORTFOLIO
Year Ended 12/31/2012	12.51	0.17	2.10	2.27	(0.11)	—
Year Ended 12/31/2011	13.38	0.11	(0.95)	(0.84)	(0.03)	—
Year Ended 12/31/2010	10.82	0.08	2.58	2.66	(0.10)	—
Year Ended 12/31/2009	8.25	0.12	2.54	2.66	(0.09)	—
Year Ended 12/31/2008	13.41	0.08	(4.61)	(4.53)	(0.18)	(0.45)

MID CAP STOCK PORTFOLIO
Year Ended 12/31/2012	11.48	0.06	1.58	1.64	(0.03)	—
Year Ended 12/31/2011	12.25	0.03	(0.79)	(0.76)	(0.01)	—
Year Ended 12/31/2010	9.80	0.05	2.45	2.50	(0.05)	—
Year Ended 12/31/2009	7.08	0.05	2.72	2.77	(0.05)	—
Year Ended 12/31/2008	13.15	0.04	(5.08)	(5.04)	(0.12)	(0.91)

MID CAP INDEX PORTFOLIO
Year Ended 12/31/2012	11.79	0.14	1.74	1.88	(0.10)	(1.21)
Year Ended 12/31/2011	12.91	0.10	(0.33)	(0.23)	(0.11)	(0.78)
Year Ended 12/31/2010	10.37	0.11	2.55	2.66	(0.12)	—
Year Ended 12/31/2009	8.31	0.12	2.72	2.84	(0.18)	(0.60)
Year Ended 12/31/2008	15.20	0.19	(5.02)	(4.83)	(0.19)	(1.87)

PARTNER WORLDWIDE ALLOCATION PORTFOLIO
Year Ended 12/31/2012	7.39	0.12	1.26	1.38	(0.12)	(0.03)
Year Ended 12/31/2011	8.77	0.19	(1.26)	(1.07)	(0.17)	(0.14)
Year Ended 12/31/2010	7.84	0.11	0.93	1.04	(0.11)	—
Year Ended 12/31/2009	6.03	0.10	1.81	1.91	(0.10)	—
Year Ended 12/31/2008 (c)	10.00	0.07	(3.98)	(3.91)	(0.06)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 30, 2008.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(1.23)	$13.42	15.95%	$193.7	0.46%	1.44%	0.46%	1.44%	9%
(0.50)	12.77	0.53%	189.0	0.45%	0.63%	0.45%	0.63%	13%
(0.09)	13.19	25.88%	220.1	0.46%	0.86%	0.46%	0.86%	11%
(2.11)	10.57	25.29%	203.9	0.47%	0.94%	0.48%	0.94%	13%
(3.74)	10.54	(31.07)%	192.2	0.42%	1.28%	0.42%	1.28%	31%

(0.04)	19.59	12.22%	361.5	0.46%	0.39%	0.46%	0.39%	39%
(0.06)	17.50	(5.43)%	348.8	0.46%	0.21%	0.46%	0.21%	67%
(0.04)	18.56	29.11%	419.9	0.46%	0.34%	0.46%	0.34%	48%
—	14.42	50.94%	365.2	0.48%	0.30%	0.48%	0.29%	61%
(3.54)	9.55	(41.13)%	275.1	0.44%	0.54%	0.45%	0.52%	82%

(0.11)	14.67	18.27%	261.5	0.84%	1.26%	0.84%	1.26%	80%
(0.03)	12.51	(6.33)%	215.8	0.84%	0.84%	0.84%	0.84%	76%
(0.10)	13.38	24.73%	232.2	0.85%	0.72%	0.85%	0.72%	91%
(0.09)	10.82	32.33%	183.7	0.87%	1.42%	0.88%	1.41%	114%
(0.63)	8.25	(35.05)%	123.3	0.83%	1.41%	0.85%	1.39%	97%

(0.03)	13.09	14.29%	506.7	0.73%	0.51%	0.73%	0.51%	47%
(0.01)	11.48	(6.29)%	457.0	0.72%	0.24%	0.72%	0.24%	35%
(0.05)	12.25	25.60%	511.5	0.73%	0.45%	0.73%	0.45%	78%
(0.05)	9.80	39.10%	443.5	0.73%	0.55%	0.74%	0.54%	53%
(1.03)	7.08	(40.75)%	379.9	0.72%	0.81%	0.73%	0.80%	234%

(1.31)	12.36	17.38%	85.1	0.53%	1.11%	0.53%	1.11%	8%
(0.89)	11.79	(2.23)%	78.1	0.53%	0.72%	0.53%	0.72%	16%
(0.12)	12.91	25.91%	94.2	0.54%	0.81%	0.54%	0.81%	13%
(0.78)	10.37	36.69%	86.9	0.56%	1.19%	0.57%	1.19%	18%
(2.06)	8.31	(36.29)%	75.1	0.46%	1.33%	0.46%	1.32%	24%

(0.15)	8.62	18.67%	1,520.3	0.95%	2.10%	0.95%	2.10%	93%
(0.31)	7.39	(12.13)%	495.6	0.99%	2.25%	0.99%	2.25%	64%
(0.11)	8.77	13.43%	522.6	1.00%	1.73%	1.05%	1.68%	84%
(0.10)	7.84	31.67%	254.9	1.00%	2.01%	1.20%	1.81%	80%
(0.06)	6.03	(39.09)%	105.9	1.00%	2.17%	1.25%	1.92%	49%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER SOCIALLY RESPONSIBLE STOCK PORTFOLIO
Year Ended 12/31/2012	$10.16	$0.04	$1.62	$1.66	$—	$—
Year Ended 12/31/2011	10.35	—	(0.19)	(0.19)	—	—
Year Ended 12/31/2010	8.76	—	1.60	1.60	(0.01)	—
Year Ended 12/31/2009	6.48	0.03	2.29	2.32	(0.04)	—
Year Ended 12/31/2008 (c)	10.00	0.02	(3.52)	(3.50)	(0.02)	—

PARTNER ALL CAP GROWTH PORTFOLIO
Year Ended 12/31/2012	9.35	—	1.04	1.04	—	—
Year Ended 12/31/2011	10.07	(0.03)	(0.69)	(0.72)	—	—
Year Ended 12/31/2010	8.03	(0.01)	2.05	2.04	—	—
Year Ended 12/31/2009	5.34	(0.01)	2.70	2.69	—	—
Year Ended 12/31/2008 (c)	10.00	(0.01)	(4.65)	(4.66)	—	—

PARTNER ALL CAP VALUE PORTFOLIO
Year Ended 12/31/2012	8.12	0.09	0.85	0.94	(0.05)	—
Year Ended 12/31/2011	9.09	0.05	(0.97)	(0.92)	(0.05)	—
Year Ended 12/31/2010	7.65	0.03	1.41	1.44	—	—
Year Ended 12/31/2009	5.47	0.06	2.20	2.26	(0.08)	—
Year Ended 12/31/2008 (c)	10.00	0.08	(4.51)	(4.43)	(0.10)	—

PARTNER ALL CAP PORTFOLIO
Year Ended 12/31/2012	8.44	0.08	1.16	1.24	(0.04)	—
Year Ended 12/31/2011	8.93	0.06	(0.49)	(0.43)	(0.06)	—
Year Ended 12/31/2010	7.73	0.04	1.22	1.26	(0.06)	—
Year Ended 12/31/2009	6.10	0.06	1.66	1.72	(0.09)	—
Year Ended 12/31/2008	13.00	0.09	(5.05)	(4.96)	(0.08)	(1.86)

LARGE CAP GROWTH PORTFOLIO
Year Ended 12/31/2012	15.96	0.22	2.85	3.07	(0.22)	—
Year Ended 12/31/2011	16.98	0.10	(1.02)	(0.92)	(0.10)	—
Year Ended 12/31/2010	15.40	0.09	1.58	1.67	(0.09)	—
Year Ended 12/31/2009	10.96	0.11	4.43	4.54	(0.10)	—
Year Ended 12/31/2008	19.23	0.18	(8.26)	(8.08)	(0.19)	—

PARTNER GROWTH STOCK PORTFOLIO
Year Ended 12/31/2012	11.41	—	2.13	2.13	—	—
Year Ended 12/31/2011	11.58	(0.03)	(0.14)	(0.17)	—	—
Year Ended 12/31/2010	9.93	(0.02)	1.67	1.65	—	—
Year Ended 12/31/2009	6.96	—	3.00	3.00	(0.03)	—
Year Ended 12/31/2008	13.55	0.05	(5.29)	(5.24)	(0.09)	(1.26)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 30, 2008.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$—	$11.82	16.32%	$9.2	0.98%	0.36%	2.34%	(0.99)%	31%
—	10.16	(1.82)%	6.1	0.98%	0.01%	2.99%	(2.00)%	45%
(0.01)	10.35	18.31%	4.4	0.98%	0.05%	3.63%	(2.60)%	41%
(0.04)	8.76	35.65%	4.1	0.98%	0.41%	4.06%	(2.67)%	41%
(0.02)	6.48	(34.98)%	3.2	0.98%	0.30%	2.19%	(0.92)%	32%

—	10.39	11.15%	12.8	1.00%	0.03%	1.84%	(0.81)%	61%
—	9.35	(7.13)%	12.7	1.00%	(0.26)%	1.85%	(1.12)%	76%
—	10.07	25.33%	11.8	1.00%	(0.17)%	2.26%	(1.42)%	77%
—	8.03	50.32%	8.1	1.00%	(0.15)%	3.79%	(2.94)%	46%
—	5.34	(46.57)%	2.4	1.00%	(0.14)%	2.64%	(1.79)%	62%

(0.05)	9.01	11.74%	6.0	0.98%	0.93%	2.67%	(0.75)%	118%
(0.05)	8.12	(10.16)%	6.7	0.98%	0.59%	2.42%	(0.85)%	139%
—	9.09	18.86%	7.4	0.99%	0.39%	2.77%	(1.39)%	146%
(0.08)	7.65	41.20%	5.5	0.98%	1.26%	4.67%	(2.43)%	143%
(0.10)	5.47	(44.21)%	2.5	0.98%	1.43%	2.80%	(0.40)%	168%

(0.04)	9.64	14.74%	51.5	1.04%	0.81%	1.24%	0.61%	116%
(0.06)	8.44	(4.83)%	51.4	1.03%	0.56%	1.23%	0.36%	124%
(0.06)	8.93	16.34%	62.4	1.02%	0.47%	1.22%	0.27%	180%
(0.09)	7.73	28.48%	62.6	1.04%	0.76%	1.24%	0.56%	231%
(1.94)	6.10	(42.91)%	56.2	0.86%	0.84%	1.07%	0.64%	260%

(0.22)	18.81	19.18%	859.9	0.45%	1.16%	0.45%	1.16%	87%
(0.10)	15.96	(5.42)%	805.3	0.44%	0.55%	0.44%	0.55%	216%
(0.09)	16.98	10.90%	983.3	0.45%	0.56%	0.45%	0.56%	231%
(0.10)	15.40	41.40%	1,025.3	0.45%	0.79%	0.45%	0.79%	216%
(0.19)	10.96	(42.00)%	844.5	0.44%	0.74%	0.45%	0.73%	177%

—	13.54	18.66%	58.0	0.96%	0.02%	1.06%	(0.08)%	32%
—	11.41	(1.49)%	51.1	0.96%	(0.20)%	1.06%	(0.30)%	26%
—	11.58	16.62%	61.4	0.95%	(0.19)%	1.05%	(0.29)%	36%
(0.03)	9.93	43.17%	61.3	0.98%	0.01%	1.08%	(0.09)%	53%
(1.35)	6.96	(42.13)%	52.1	0.82%	0.34%	0.92%	0.23%	44%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
LARGE CAP VALUE PORTFOLIO
Year Ended 12/31/2012	$10.39	$0.21	$1.59	$1.80	$(0.19)	$—
Year Ended 12/31/2011	10.73	0.18	(0.52)	(0.34)	—	—
Year Ended 12/31/2010	9.65	0.14	1.08	1.22	(0.14)	—
Year Ended 12/31/2009	8.10	0.16	1.55	1.71	(0.16)	—
Year Ended 12/31/2008	13.41	0.23	(4.66)	(4.43)	(0.43)	(0.45)

LARGE CAP STOCK PORTFOLIO
Year Ended 12/31/2012	8.11	0.12	1.08	1.20	(0.09)	—
Year Ended 12/31/2011	8.50	0.09	(0.48)	(0.39)	—	—
Year Ended 12/31/2010	7.72	0.06	0.78	0.84	(0.06)	—
Year Ended 12/31/2009	6.11	0.07	1.61	1.68	(0.07)	—
Year Ended 12/31/2008	11.04	0.15	(4.05)	(3.90)	(0.28)	(0.75)

LARGE CAP INDEX PORTFOLIO
Year Ended 12/31/2012	17.71	0.40	2.33	2.73	(0.33)	—
Year Ended 12/31/2011	17.71	0.34	(0.04)	0.30	(0.30)	—
Year Ended 12/31/2010	15.76	0.30	1.95	2.25	(0.30)	—
Year Ended 12/31/2009	13.72	0.33	2.98	3.31	(0.45)	(0.82)
Year Ended 12/31/2008	25.18	0.47	(8.99)	(8.52)	(0.50)	(2.44)

EQUITY INCOME PLUS PORTFOLIO
Year Ended 12/31/2012	8.81	0.24	0.91	1.15	(0.14)	—
Year Ended 12/31/2011	9.06	0.15	(0.37)	(0.22)	(0.03)	—
Year Ended 12/31/2010	7.91	0.15	1.13	1.28	(0.13)	—
Year Ended 12/31/2009	6.89	0.14	1.01	1.15	(0.13)	—
Year Ended 12/31/2008 (c)	10.00	0.15	(3.11)	(2.96)	(0.15)	—

BALANCED PORTFOLIO
Year Ended 12/31/2012	14.48	0.33	1.42	1.75	(0.34)	(0.47)
Year Ended 12/31/2011	14.72	0.34	0.26	0.60	(0.34)	(0.50)
Year Ended 12/31/2010	13.44	0.34	1.39	1.73	(0.36)	(0.09)
Year Ended 12/31/2009	11.75	0.38	2.06	2.44	(0.55)	(0.20)
Year Ended 12/31/2008	17.16	0.56	(4.82)	(4.26)	(0.58)	(0.57)

HIGH YIELD PORTFOLIO
Year Ended 12/31/2012	4.66	0.35	0.39	0.74	(0.35)	—
Year Ended 12/31/2011	4.81	0.37	(0.15)	0.22	(0.37)	—
Year Ended 12/31/2010	4.56	0.38	0.25	0.63	(0.38)	—
Year Ended 12/31/2009	3.48	0.38	1.07	1.45	(0.37)	—
Year Ended 12/31/2008	4.84	0.37	(1.34)	(0.97)	(0.39)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 30, 2008.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.19)	$12.00	17.57%	$852.6	0.64%	1.84%	0.64%	1.84%	90%
—	10.39	(3.08)%	752.1	0.64%	1.70%	0.64%	1.70%	73%
(0.14)	10.73	12.61%	811.3	0.65%	1.39%	0.65%	1.39%	109%
(0.16)	9.65	21.11%	733.0	0.65%	1.77%	0.65%	1.77%	110%
(0.88)	8.10	(34.33)%	664.1	0.64%	2.16%	0.65%	2.16%	53%

(0.09)	9.22	14.90%	622.5	0.69%	1.35%	0.69%	1.35%	121%
—	8.11	(4.58)%	565.8	0.69%	1.00%	0.69%	1.00%	139%
(0.06)	8.50	10.82%	628.3	0.69%	0.74%	0.69%	0.74%	181%
(0.07)	7.72	27.59%	617.3	0.70%	1.03%	0.71%	1.03%	169%
(1.03)	6.11	(37.68)%	497.4	0.66%	1.42%	0.67%	1.41%	100%

(0.33)	20.11	15.54%	304.0	0.42%	1.89%	0.42%	1.89%	4%
(0.30)	17.71	1.71%	291.3	0.42%	1.67%	0.42%	1.67%	4%
(0.30)	17.71	14.63%	331.5	0.42%	1.64%	0.42%	1.64%	6%
(1.27)	15.76	26.20%	338.2	0.43%	2.00%	0.43%	2.00%	7%
(2.94)	13.72	(37.12)%	319.7	0.38%	2.01%	0.39%	2.00%	8%

(0.14)	9.82	13.17%	102.1	0.81%	2.56%	0.81%	2.56%	160%
(0.03)	8.81	(2.46)%	88.1	0.83%	1.78%	0.83%	1.78%	195%
(0.13)	9.06	16.23%	76.3	0.85%	2.06%	0.89%	2.02%	362%
(0.13)	7.91	16.68%	55.0	0.85%	2.24%	0.99%	2.10%	416%
(0.15)	6.89	(29.58)%	41.4	0.80%	2.74%	0.84%	2.71%	74%

(0.81)	15.42	12.42%	239.3	0.45%	1.93%	0.45%	1.93%	142%
(0.84)	14.48	4.18%	240.5	0.44%	2.06%	0.44%	2.06%	143%
(0.45)	14.72	13.30%	270.6	0.44%	2.13%	0.44%	2.13%	136%
(0.75)	13.44	21.76%	281.2	0.44%	2.55%	0.44%	2.54%	115%
(1.15)	11.75	(26.06)%	280.0	0.39%	3.00%	0.41%	2.98%	133%

(0.35)	5.05	16.28%	904.9	0.44%	7.11%	0.44%	7.11%	57%
(0.37)	4.66	4.71%	778.5	0.45%	7.81%	0.45%	7.81%	58%
(0.38)	4.81	14.58%	783.0	0.45%	8.20%	0.45%	8.20%	82%
(0.37)	4.56	43.49%	756.0	0.45%	9.28%	0.46%	9.28%	61%
(0.39)	3.48	(21.19)%	597.2	0.43%	8.63%	0.45%	8.61%	50%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
DIVERSIFIED INCOME PLUS PORTFOLIO
Year Ended 12/31/2012	$6.56	$0.19	$0.74	$0.93	$(0.26)	$—
Year Ended 12/31/2011	6.75	0.29	(0.13)	0.16	(0.35)	—
Year Ended 12/31/2010	6.14	0.38	0.55	0.93	(0.32)	—
Year Ended 12/31/2009	5.01	0.43	1.15	1.58	(0.45)	—
Year Ended 12/31/2008	6.98	0.46	(2.00)	(1.54)	(0.43)	—

INCOME PORTFOLIO
Year Ended 12/31/2012	10.09	0.40	0.68	1.08	(0.40)	—
Year Ended 12/31/2011	9.96	0.46	0.12	0.58	(0.45)	—
Year Ended 12/31/2010	9.39	0.49	0.57	1.06	(0.49)	—
Year Ended 12/31/2009	8.20	0.50	1.19	1.69	(0.50)	—
Year Ended 12/31/2008	9.74	0.51	(1.53)	(1.02)	(0.52)	—

BOND INDEX PORTFOLIO
Year Ended 12/31/2012	11.21	0.23	0.32	0.55	(0.23)	(0.14)
Year Ended 12/31/2011	10.73	0.31	0.55	0.86	(0.31)	(0.07)
Year Ended 12/31/2010	10.13	0.33	0.60	0.93	(0.33)	—
Year Ended 12/31/2009	9.72	0.37	0.43	0.80	(0.39)	—
Year Ended 12/31/2008	10.29	0.48	(0.56)	(0.08)	(0.49)	—

LIMITED MATURITY BOND PORTFOLIO
Year Ended 12/31/2012	9.67	0.17	0.24	0.41	(0.16)	—
Year Ended 12/31/2011	9.80	0.23	(0.14)	0.09	(0.22)	—
Year Ended 12/31/2010	9.62	0.32	0.18	0.50	(0.32)	—
Year Ended 12/31/2009	8.79	0.39	0.82	1.21	(0.38)	—
Year Ended 12/31/2008	9.84	0.42	(1.04)	(0.62)	(0.43)	—

MORTGAGE SECURITIES PORTFOLIO
Year Ended 12/31/2012	10.45	0.16	0.44	0.60	(0.16)	(0.25)
Year Ended 12/31/2011	10.32	0.30	0.17	0.47	(0.30)	(0.04)
Year Ended 12/31/2010	9.62	0.35	0.80	1.15	(0.35)	(0.10)
Year Ended 12/31/2009	8.82	0.43	0.69	1.12	(0.32)	—
Year Ended 12/31/2008	9.71	0.44	(0.91)	(0.47)	(0.42)	—

MONEY MARKET PORTFOLIO
Year Ended 12/31/2012	1.00	—	—	—	—	—
Year Ended 12/31/2011	1.00	—	—	—	—	—
Year Ended 12/31/2010	1.00	—	—	—	—	—
Year Ended 12/31/2009	1.00	—	—	—	—	—
Year Ended 12/31/2008	1.00	0.03	—	0.03	(0.03)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.26)	$7.23	14.48%	$229.7	0.52%	4.58%	0.52%	4.58%	155%
(0.35)	6.56	2.32%	118.4	0.55%	4.98%	0.55%	4.98%	127%
(0.32)	6.75	15.85%	106.0	0.57%	6.28%	0.57%	6.28%	116%
(0.45)	6.14	33.06%	87.2	0.61%	7.08%	0.63%	7.07%	88%
(0.43)	5.01	(23.30)%	75.0	0.51%	5.61%	0.52%	5.59%	115%

(0.40)	10.77	10.98%	1,575.9	0.44%	3.84%	0.44%	3.84%	132%
(0.45)	10.09	5.96%	1,463.1	0.44%	4.53%	0.44%	4.53%	142%
(0.49)	9.96	11.55%	1,322.2	0.44%	5.06%	0.44%	5.05%	146%
(0.50)	9.39	21.29%	1,278.2	0.44%	5.72%	0.45%	5.71%	160%
(0.52)	8.20	(10.85)%	1,097.1	0.44%	5.61%	0.45%	5.60%	160%

(0.37)	11.39	4.94%	185.5	0.46%	2.00%	0.46%	2.00%	401%
(0.38)	11.21	8.23%	164.5	0.46%	2.83%	0.46%	2.83%	415%
(0.33)	10.73	9.24%	161.4	0.46%	3.12%	0.46%	3.12%	387%
(0.39)	10.13	8.47%	156.5	0.46%	3.78%	0.47%	3.77%	388%
(0.49)	9.72	(0.82)%	174.6	0.39%	4.83%	0.43%	4.79%	346%

(0.16)	9.92	4.32%	1,200.0	0.43%	1.72%	0.44%	1.71%	107%
(0.22)	9.67	0.90%	1,497.8	0.43%	2.31%	0.44%	2.30%	91%
(0.32)	9.80	5.25%	1,318.7	0.43%	3.27%	0.44%	3.27%	102%
(0.38)	9.62	14.04%	1,105.6	0.44%	4.23%	0.45%	4.23%	145%
(0.43)	8.79	(6.46)%	925.9	0.44%	4.44%	0.45%	4.43%	121%

(0.41)	10.64	5.99%	37.3	0.83%	1.54%	0.88%	1.49%	936%
(0.34)	10.45	4.53%	32.4	0.90%	2.89%	0.90%	2.89%	854%
(0.45)	10.32	12.09%	33.5	0.89%	3.43%	0.89%	3.43%	676%
(0.32)	9.62	13.02%	31.6	0.92%	4.67%	0.92%	4.67%	643%
(0.42)	8.82	(4.96)%	35.2	0.67%	4.67%	0.67%	4.67%	721%

—	1.00	0.00%	148.3	0.29%	0.00%	0.51%	(0.23)%	N/A
—	1.00	0.00%	170.5	0.30%	0.00%	0.51%	(0.21)%	N/A
—	1.00	0.00%	171.8	0.31%	(0.01)%	0.50%	(0.19)%	N/A
—	1.00	0.43%	246.0	0.39%	0.47%	0.49%	0.37%	N/A
(0.03)	1.00	2.95%	683.4	0.36%	2.93%	0.46%	2.83%	N/A

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Additional Information

(unaudited)

Proxy Voting

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are attached to the Fund’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at Thrivent.com or www.sec.gov.

Quarterly Schedule of Portfolio Holdings

The Fund files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Fund’s Forms N-Q by calling 1-800-847-4836. The Fund’s most recent Form N-Q Schedule of Investments also is available at Thrivent.com or www.sec.gov. You also may review and copy the Forms N-Q for the Fund at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Board Approval of Investment Advisory Agreement and Subadvisory Agreements

Both the Investment Company Act of 1940 (the “Investment Company Act”) and the terms of the Investment Advisory and Subadvisory Agreements of the Thrivent Series Fund, Inc. (the “Fund”) require that these agreements be approved annually by the Board of Directors (the “Board”), including a majority of the Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act (the “Independent Directors”).

At its meeting on November 28, 2012, the Board voted unanimously to renew the existing Investment Advisory Agreement between the Fund and Thrivent Financial for Lutherans (the “Adviser”) for each series (each, a “Portfolio”) of the Fund. The Board also unanimously approved the Subadvisory Agreements for each of the Portfolios for which there is an investment subadviser (each a “Subadviser”). The Adviser and Subadvisers are referred to, collectively, as the “Advisory Organizations.” In connection with its evaluation of the agreements with the Advisory Organizations, the Board reviewed a broad range of information requested for this purpose and considered a variety of factors, including the following:

1.	The nature, extent, and quality of the services provided by the Advisory Organizations;

2.	The performance of the Portfolios;

3.	The advisory fee and net operating expense ratio of each Portfolio compared to a peer group;

4.	The cost of services provided and profit realized by the Adviser;

5.	The extent to which economies of scale may be realized as the Portfolios grow;

6.	Whether the breakpoint levels reflect these economies of scale for the benefit of the Portfolios’ shareholders;

7.	Other benefits realized by the Adviser or its affiliates from its relationship with the Fund; and

8.	Any other factors that the Board deemed relevant to its consideration.

In connection with the renewal process, the Contracts Committee of the Board (consisting of each of the Independent Directors) met on six occasions from February 21 to November 28, 2012 to consider information relevant to the renewal process. The Independent Directors also retained the services of Management Practice, Inc. (“MPI”) as an independent consultant to assist in the compilation, organization, and evaluation of relevant information. This information included statistical comparisons of the advisory fees, total operating expenses and performance of each of the Portfolios in comparison to a peer group of comparable funds; detailed information prepared by management with respect to the cost of services provided to the Portfolios and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; profit realized by the Adviser and its affiliates that provide services to the Portfolios; and information regarding the types of services furnished to the Portfolios. The Board received reports from the investment management staff of the Adviser regarding the personnel providing services to the Portfolios, as well as changes in staff and systems improvements. The Board also received reports from the Adviser’s investment management staff with respect to the performance of the Portfolios. In addition to its review of the information presented to the Board during the contract renewal process, the Board also considered information obtained from management throughout the course of the year.

The Independent Directors were represented by independent counsel throughout the review process and during executive sessions without management present to consider reapproval of the agreements. Each Independent Director relied on his or her own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented. The Contract Committee’s and Board’s review and conclusions were based on a comprehensive consideration of all information presented to them and were not the result of any single controlling factor. In addition, each Director may have weighed individual factors differently. The key factors considered and the conclusions reached are described below.

Additional Information

(unaudited)

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings, management presented information describing the services furnished to the Portfolios by the Adviser and, as appropriate, the Subadvisers. During these meetings, management reported on the investment management, portfolio trading and compliance services provided to the Portfolios under the Advisory and Subadvisory Agreements. During the renewal process, the Board considered the specific services provided under the Advisory Agreement. The Board also considered information relating to the investment experience and qualifications of the Adviser’s portfolio managers and those of the Subadvisers.

The Board received reports at each of its quarterly meetings from the Adviser’s Directors of Equity and Fixed Income Investments, as supplemented by the Adviser’s Chief Investment Officer, who was also present at all of the meetings. At each quarterly meeting, the Directors of Equity and Fixed Income Investments presented information about each of the Portfolios. These reports and presentations gave the Board the opportunity to evaluate the portfolio managers’ abilities and the quality of services they provide to the Portfolios. Information was also presented to the Board describing the portfolio compliance functions performed by the Adviser and the Adviser’s oversight of the Subadvisers to the Fund. The Independent Directors also met in-person with and received quarterly reports from the Fund’s Chief Compliance Officer.

The Board considered the adequacy of the Advisory Organizations’ resources used to provide services to the Fund pursuant to the Advisory and Subadvisory Agreements. The Adviser reviewed with the Board the Adviser’s ongoing program to enhance portfolio management capabilities, including recruitment and retention of portfolio managers, research analysts, and other personnel, and investment in additional and updated technology systems and applications to improve investment research, trading and portfolio compliance, and investment reporting functions. The Adviser also discussed further refinements to certain compliance procedures and improved risk controls. The Adviser reviewed with the Board its process for selecting and overseeing the Subadvisers. The Adviser also reviewed with the Board the services provided by the Subadvisers. The Board viewed these actions as a positive factor in reapproving the existing Advisory Agreement, as they demonstrated the Adviser’s commitment to provide the Portfolios with quality service and competitive investment performance. The Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Portfolios by the Adviser and Subadvisers supported renewal of the Advisory Agreement and Subadvisory Agreements.

Performance of the Portfolios

In connection with each of its regular quarterly meetings, the Board received information on the performance of each Portfolio, including net performance, relative performance rankings within each Portfolio’s Lipper peer group, Morningstar ratings, and performance as compared to benchmark index returns. At each quarterly Board meeting, the Directors of Equities and Fixed Income Investments reviewed with the Board the economic and market environment, risk management, and style consistency in connection with management of the Portfolios. The Board considered investment performance for each Portfolio, to the extent applicable, over the one-, two-, three-, five-, and ten-year periods. When evaluating investment performance, the Board considered longer-term performance and the trend of performance, and focused particularly upon the three-year performance record.

For the three-year period ended June 30, 2012, the Board noted the average ranking of the Portfolios against their Lipper categories was 46% (with 1% being the best). The Board concluded that the performance of each individual Portfolio was either satisfactory compared to its peer group or that the Adviser had taken appropriate actions in an effort to improve performance.

Advisory Fees and Fund Expenses

The Board reviewed information prepared by MPI comparing each Portfolio’s advisory fee with the advisory fee of its peer group. The Board considered both the contractual and effective advisory fees for each of the Portfolios. The Board noted that the majority of the Portfolios’ advisory fees were at or below the medians of their peer groups. The Board also considered the average ranking of the Portfolios was 46% (with 1% being the best). The Board viewed favorably the Adviser’s proposal to continue or extend fee waivers for certain Portfolios and considered the effect of the waivers in lowering the Portfolios’ expenses.

On the basis of its review, the Board concluded that the advisory fees charged to the Portfolios for investment management services were not excessive.

The Board also reviewed information prepared by MPI comparing each Portfolio’s overall expense ratio with the expense ratio of its peer group. The Board noted that approximately 83% of the Portfolios had net operating expenses at or below the median of their peer groups, with an average ranking of 33%.

Additional Information

(unaudited)

Cost of Services and Profitability

The Board considered the Adviser’s estimates of its profitability, which included allocations by the Adviser of its costs in providing advisory services to the Portfolios. The internal audit department (i.e., Business Risk Management) of the Adviser conducted a review of such allocations and a department representative reported to the Board his views regarding the reasonableness and consistency of these allocations. The Board considered the profitability of the Adviser both overall and on a Portfolio-by-Portfolio basis. The Board also considered the expense reimbursements and waivers in effect. Based on its review of the data prepared by MPI and expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreement were not excessive in light of the nature, extent and quality of services provided to the Portfolios.

With respect to fees paid to Subadvisers under the Subadvisory Agreements, the Board did not consider profitability information with respect to the Subadvisers, which are not affiliated with the Adviser. The Board considered that those contracts had been negotiated on an arm’s-length basis between the Adviser and each Subadviser, and that each Subadviser’s separate profitability from its relationship with the Portfolios was not a material factor in determining whether to renew the agreement.

Economies of Scale and Breakpoints

The Board considered information regarding the extent to which economies of scale may be realized as a Portfolio’s assets increase and whether the fee levels reflect these economies of scale for the benefit of shareholders. The Adviser explained its general goal with respect to the employment of fee waivers, expense reimbursements and breakpoints. The Board considered information provided by the Adviser related to advisory fee rates, breakpoints in the advisory fee rates and fee waivers provided by the Adviser. The Board also considered management’s view that it is difficult to generalize as to whether, or to what extent, economies in the advisory function may be realized as a Portfolio’s assets increase. The Board noted that expected economies of scale, where they exist, may be shared through the use of fee breakpoints, fee waivers by the Adviser, and/or a lower overall fee rate.

Other Benefits to the Adviser and its Affiliates

The Board considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, reputational benefits in the investment advisory community and the engagement of affiliates as service providers to the Portfolios. The Board noted that such benefits were difficult to quantify but were consistent with benefits received by other mutual fund advisers.

The Board also considered other potential benefits to the Adviser and its affiliates derived from its relationship with the Fund, including, among other things, research received by the Adviser generated from commission dollars spent on the Portfolios’ portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the costs relative to the services performed. The Board considered the Adviser’s brokerage reports and representations that it evaluates any soft-dollar arrangements for compliance with applicable requirements, particularly with respect to the safe harbor contained in Section 28(e) of the Securities Exchange Act of 1934, and for compliance with the Adviser’s duty to seek best execution.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Subadvisory Agreements, and the Board, including all of the Independent Directors voting separately, approved each of the agreements.

Board of Directors and Officers

The following table provides information about the Directors and Officers of the Fund. Each Director oversees each of the 36 series of the Fund and also serves as:

•	Trustee of Thrivent Mutual Funds, a registered investment company consisting of 26 funds that offer Class A and Institutional Class shares.

•

Trustee of Thrivent Cash Management Trust, a registered investment company consisting of one portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

The 36 series of the Fund, the 26 funds of Thrivent Mutual Funds and Thrivent Cash Management Trust are referred to herein as the “Fund Complex.” The Statement of Additional Information includes additional information about the Directors and is available, without charge, by calling 1-800-847-4836.

Interested Directors (1)(2)(3)(4)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Russell W. Swansen	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2003
(1957)
2008

Independent Directors (2)(3)(4)(5)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Janice B. Case (1952) 2011	Independent Trustee of North American Electric Reliability Corporation (self-regulatory organization) since 2008; Independent Director of Western Electricity Coordinating Council (nonprofit corporation coordinating and promoting bulk electric system reliability) from 2002 through 2008

Richard L. Gady (1943) 1987	Retired

Richard A. Hauser (1943) 2004	Vice President and Assistant General Counsel, Boeing Company since 2007

Marc S. Joseph (1960) 2011	Managing Director of GraniteRidgeLLP (consulting and advisory firm) since 2009; Managing Director of MJosephLLC (private investing and consulting firm) since 2004

Paul R. Laubscher (1956) 2009	Portfolio Manager for U.S. and international equity portfolios and private real estate portfolios of IBM Retirement Funds

James A. Nussle (1960) 2011	President and Chief Operating Officer of Growth Energy (trade association) since 2010; Advisory Board member of AVISTA Capital Partners (private equity firm) since 2010; Contributor on CNBC (media) since 2010; CEO of The Nussle Group LLC (consulting firm) since 2009; Director of the Office of Management and Budget from 2007 through 2009

Douglas D. Sims (1946) 2006	Currently, Director of Keystone Neighbourhood Company, Keystone Center and Keystone Science School. Previously, Director of the Center for Corporate Excellence

Constance L. Souders (1950) 2007	Retired

Board of Directors and Officers

Executive Officers (4)

Name (Year of Birth) Position Held With Thrivent	Principal Occupation(s) During the Past Five Years

Russell W. Swansen (1957) President	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2003

David S. Royal (1971) Secretary and Chief Legal Officer	Vice President and Managing Counsel since 2006; Interim Investment Company and Investment Adviser Chief Compliance Officer from May 2010 until December 2010

Gerard V. Vaillancourt (1967) Treasurer and Principal Accounting Officer	Vice President, Mutual Fund Accounting since 2006

Ted S. Dryden (1965) Chief Compliance Officer	Investment Company and Investment Adviser Chief Compliance Officer, Thrivent Financial since December 2010; Chief Compliance Officer, OptumHealth Financial Services from 2009 to 2010; Vice President, Asset Management Compliance, Ameriprise Financial from 2006 to 2009

Janice M. Guimond (1965) Vice President	Vice President, Investment Operations, Thrivent Financial since 2004

Kathleen M. Koelling (1977) Anti-Money Laundering Officer (6)	Privacy and Anti-Money Laundering Officer, Thrivent Financial since 2010; Senior Counsel, Thrivent Financial since 2002

Mark D. Anema (1961) Vice President	Vice President, Accumulation and Retirement Income Solutions, Thrivent Financial since 2007

Jody L. Bancroft (1971) Assistant Vice President (6)	Director, Investment Field Operations, Thrivent Financial since 2009; Director, Annuity & Settlement Option New Services, Thrivent Financial from 2007 until 2009

James M. Odland (1955) Assistant Secretary	Vice President and Managing Counsel, Thrivent Financial since 2005

Rebecca A. Paulzine (1979) Assistant Secretary	Senior Counsel, Thrivent Financial since January 2010; Associate, Faegre & Benson LLP from 2005 to December 2009

Todd J. Kelly (1969) Assistant Treasurer (6)	Director, Fund Accounting Operations, Thrivent Financial since 2002

Sarah L. Bergstrom (1977) Assistant Treasurer	Director, Fund Accounting Administration, Thrivent Financial since 2007

(1)	“Interested Director” of the Fund as defined in the Investment Company Act of 1940 by virtue of positions with Thrivent Financial. Mr. Swansen is considered an interested trustee because of his principal occupation with Thrivent Financial.
(2)	Each Director generally serves an indefinite term until her or his successor is duly elected and qualified. Directors serve at the discretion of the board until their successors are duly appointed and qualified.
(3)	Each Director oversees 63 portfolios.
(4)	The address for each Director and Officer unless otherwise noted is 625 Fourth Avenue South, Minneapolis, MN 55415
(5)	The Directors other than Mr. Swansen are not “interested directors” of the Fund and are referred to as “Independent Directors.”
(6)	The address for this Officer is 4321 North Ballard Road, Appleton, WI 54913

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Thrivent Financial for Lutherans

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ATTN: CHOOSE PAPERLESS DELIVERY
THRIVENT FINANCIAL FOR LUTHERANS
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Thrivent Financial for Lutherans®
625 Fourth Ave. S., Minneapolis, MN 55415-1665

We're listening to you!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Series Fund, Inc. to each household. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll-free at 800-847-4836.

Choose Paperless Delivery

By signing below, I request electronic delivery of the following documents regarding my Thrivent Mutual Funds and variable insurance products issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company (including Thrivent Series Fund, Inc.):

- **Prospectuses**
- **Annual and semiannual reports**
- **Annual privacy notices**

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I understand and agree to the following:

- I will receive electronic delivery of the documents designated above.
- I will no longer receive paper copies of these documents in the mail.
- A link to a printable copy of the annual privacy notice will be sent to me by electronic means at the email address I provide and I will continue to receive other privacy notices including copies of the Thrivent Financial health privacy notice and/or Notice of Insurance Information Practices by regular mail.
- I will receive periodic emails directing me to Thrivent Financial's website where documents will be available.
- I will update Thrivent Financial if my email address changes.
- I have the ability to access the Internet at my own cost and will need Adobe® Reader® to view the documents. (If I don't have it, I can download Reader® free from adobe.com.)
- This consent can be used for Thrivent Financial products I currently own or may purchase in the future, until consent is revoked.
- I can request specific documents in paper form free of charge without revoking this consent by calling Thrivent Financial Customer Service at 800-847-4836.
- My consent will remain in effect until I revoke it. I can revoke this consent or update my information at any time by changing my preference to "U.S. Mail" in the Preference Center at Thrivent.com/gopaperless (requires registration) or by calling 800-847-4836.

Each contract owner requesting eDelivery must complete.

Contract owner 1: ______________________ (Please print first and last name.)   Contract owner 2: ______________________ (Please print first and last name.)

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23572AR R2-13

Item 2.	Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

Registrant’s Board of Directors has determined that Constance L. Souders, an independent director, is the Audit Committee Financial Expert.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees

The aggregate fees billed by registrant’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for each of the last two complete fiscal years and the fiscal period covered by this report for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $568,000 for the year ended December 31, 2011 and $561,380 for the year ended December 31, 2012.

(b)	Audit-Related Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for assurance and other services which are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a) were $0 for the fiscal year ended December 31, 2011 and $0 for the fiscal year ended December 31, 2012. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2011 and $0 for the year ended December 31, 2012.

(c)	Tax Fees

The aggregate tax fees PwC billed to registrant for each of the last two fiscal years for tax compliance, tax advice, and tax planning services were $147,062 for the year ended December 31, 2011 and $92,943 for the year ended December 31, 2012. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2011 and $0 for the year ended December 31, 2012.

(d)	All Other Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $0 for the year ended December 31, 2011 and $0 for the year ended December 31, 2012. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $1,800 for the year ended December 31, 2011 and $6,800 for the year ended December 31, 2012. These payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards. These figures are also reported in response to item 4(g) below.

(e)	Registrant’s audit committee charter, adopted in February 2010, provides that the audit committee (comprised of the independent Directors of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or for any service affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)	Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended December 31, 2012, were for work performed by persons other than full-time, permanent employees of PwC.

(g)	The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years ending December 31, 2011 and December 31, 2012 were $1,800 and $6,800, respectively. These figures are also reported in response to item 4(d) above.

(h)	Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

(a)	Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(b)	Not applicable to this filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 10.	Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 11.	Exhibits

(a)	The code of ethics pursuant to Item 2 is attached hereto.

(b)	Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 28, 2013		THRIVENT SERIES FUND, INC.

	By:	/s/ Russell W. Swansen
Russell W. Swansen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 28, 2013	By:	/s/ Russell W. Swansen
Russell W. Swansen
President

Date: February 28, 2013	By:	/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer